UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number: 811-05555

                         SANFORD C. BERNSTEIN FUND, INC.

               (Exact name of registrant as specified in charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of principal executive offices) (Zip code)

                                 Mark R. Manley
                             AllianceBernstein L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 221-5672

                   Date of fiscal year end: September 30, 2006

                  Date of reporting period: September 30, 2006

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ITEM 1.  REPORTS TO STOCKHOLDERS.


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                         SANFORD C. BERNSTEIN FUND, INC.
                         -------------------------------


                                      ANNUAL REPORT
                                 SEPTEMBER 30, 2006


                                      [LOGO]


                         Fixed-Income
                         -----------------------------------
                                        International Equity
                                           Investments

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Table of Contents

Portfolio Manager Commentaries ................................................1

Historical Performance ........................................................8

Mountain Charts ..............................................................11

Fund Expenses ................................................................13

Portfolio Summaries ..........................................................14

Statements of Assets and Liabilities .........................................18

Statements of Operations .....................................................26

Statements of Changes in Net Assets ..........................................30

Financial Highlights .........................................................37

Notes to Financial Statements ................................................50

Other ........................................................................73

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Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio's investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the Fund's prospectus, an additional copy of which may be obtained by visiting our website at www.bernstein.com and clicking on "Prospectuses" at the bottom of any screen or by calling your financial adviser or by calling Bernstein's mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.bernstein.com and click on "Updated Fund Performance" at the bottom of any screen.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.alliancebernstein.com, or go to the Securities and Exchange Commission's web site at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.
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                          Investment Products Offered:
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       o Are Not FDIC Insured o May Lose Value o Are Not Bank Guaranteed
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Portfolio Manager Commentaries

To Our Shareholders--November 6, 2006

This report provides management's discussion of fund performance for the 12 portfolios of the Sanford C. Bernstein Fund, Inc. for the annual reporting period ended September 30, 2006.

Bernstein Tax-Managed International Portfolio

Investment Objective and Strategy

Bernstein Tax-Managed International Portfolio (the "Portfolio") seeks to provide long-term capital growth through investments in equity securities of established foreign companies constituting the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, plus Canada. Normally, approximately 50% of the value of the Portfolio will consist of international growth stocks, and 50% of the value of the Portfolio will consist of international value stocks. The Portfolio will be rebalanced to maintain this targeted allocation; however, the actual weightings of growth and value securities may vary within a narrow range. The Portfolio seeks to minimize the impact of taxes on shareholders' return.

Bernstein International Portfolio

Investment Objective and Strategy

Bernstein International Portfolio (the "Portfolio") seeks to provide long-term capital growth through investments in equity securities of established foreign companies constituting the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, plus Canada. Normally, approximately 50% of the value of the Portfolio will consist of international growth stocks, and 50% of the value of the Portfolio will consist of international value stocks. The Portfolio will be rebalanced to maintain this targeted allocation; however, the actual weightings of growth and value securities may vary within a narrow range. The Portfolio is managed without regard to tax considerations.

Investment Results

The chart on page 10 shows performance for the Bernstein Tax-Managed International and Bernstein International Portfolios compared with their benchmark, the MSCI EAFE Index (cap-weighted, unhedged), for the six- and 12-month periods ended September 30, 2006.

The Portfolios underperformed their benchmark for both the six- and 12-month periods ended September 30, 2006. In both periods, the MSCI EAFE Value Index significantly outperformed the MSCI EAFE Growth Index. Given this environment, the Portfolios' growth stock holdings were the primary driver of underperformance in both periods.

For the 12-month period, detractors were concentrated within the health care and industrial sectors. Within both sectors, several holdings reported weaker earnings or issued lower guidance on future earnings. On the positive side, the Portfolios had very strong results from financial, consumer and materials holdings. Merger news lifted shares within materials. Financial holdings also moved higher on the strength of the Japanese economy, as well as improved investor sentiment after the U.S. Federal Reserve (the "Fed") indicated that its two-year run of interest rate increases may have come to an end.

For the six-month period, contributors to relative returns were concentrated within technology and utility holdings. Within both sectors, several holdings moved higher on strong earnings reports during the period. However, these gains were offset by significant weakness within industrial and commodity holdings. Portfolio underperformance was also driven by poor company specific results, as well as generally weaker commodity prices.

Market Review and Investment Strategy

Non-U.S. equity markets rose 4.65%, as measured by the MSCI EAFE Index, during the six-month period ended September 30, 2006. Non-U.S. stocks were up 19.16% for the 12-month period. Positive global economic reports and continued corporate profitability overshadowed investor concerns over higher interest rates and inflation. Furthermore, markets rallied near the end of the third quarter of 2006 amid a positive economic environment after the Fed left U.S. interest rates unchanged. Moreover, slackening demand, a benign geopolitical environment and insignificant hurricane activity sent crude oil prices below US$60 per barrel.


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                                                        2006 Annual Report     1
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Portfolio Manager Commentaries (continued)

Bernstein Emerging Markets Portfolio

Investment Objective and Strategy

Prior to May 2, 2005, the Bernstein Emerging Markets Portfolio was known as the Bernstein Emerging Markets Value Portfolio (the "Portfolio"). The Portfolio seeks to provide long-term capital growth through investments in equity securities of companies in emerging-market countries. At least 80% of the Portfolio's net assets will be invested in such companies. Under normal circumstances, approximately 50% of the value of the Portfolio will consist of emerging markets value stocks and 50% will consist of emerging markets growth stocks. The Portfolio will be rebalanced as necessary to maintain this targeted allocation. However, depending on market conditions, the actual weightings of securities from each investment discipline may vary within a narrow range.

The Portfolio will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored ADRs and GDRs. The Portfolio may not necessarily be diversified on a geographical basis, but may also make investments in established foreign companies constituting the Morgan Stanley Capital International Emerging Markets (MSCI EM) Index.

Investment Results

The chart on page 10 shows performance for the Bernstein Emerging Markets Portfolio and its benchmark, the Morgan Stanley Capital International Emerging Markets (MSCI EM) Index, for the six- and 12-month periods ended September 30, 2006.

The Portfolio underperformed its benchmark for both the six- and 12-month periods ended September 30, 2006. Over the 12-month period ending September 30, 2006, the absolute country weight limits for the Portfolio's value holdings were increased to reflect the fact that many larger-cap countries such as South Korea are attractively valued today. The Portfolio Managers believe increasing the maximum country weights for value holdings will allow for greater exposure to more attractively valued companies and provide a better long-term return premium. However, the amount invested in a country will continue to be a function of the opportunities available. In addition, the recently increased weight of Russia in the Portfolio's benchmark significantly increases the relative risks the Portfolio is taking by not having value holdings in the country. The Portfolio Managers have, therefore, initiated investment in the most attractively priced stocks in Russia.

Underperformance over the six-month period stemmed primarily from stock selection. Several of the Portfolio's regional bank holdings performed poorly due to concerns about local interest rates and currencies. An overweight position in steel companies detracted, as these stocks retreated on worries about the impact of increased capacity and price cuts in China, as well as inventory build-up in the U.S. and Europe. While the Portfolio's overweight position in energy contributed modestly to performance, many of the Portfolio's energy holdings declined as crude oil prices retreated due to a benign start to the hurricane season in the U.S. and easing tensions in the Middle East. Positive contributors to performance included stock selection in utilities, health care and consumer discretionary stocks. For the 12-month period, overweight positions in energy and financial stocks contributed positively to Portfolio performance, but these were more than offset by stock selection in those sectors, as referenced above. Also, concerns about disappointing global demand held back the Portfolio's Asian technology holdings.

Market Review and Investment Strategy

For the year ended September 30, 2006, global equity markets experienced strong returns and emerging markets fared particularly well. The MSCI EM Index returned 20.46% in U.S. dollar terms, outpacing the MSCI World Index return of 14.2%. For most of the 12-month period, the outlook for global growth and continued robust corporate earnings was optimistic. This was briefly, but severely, interrupted in mid-May when investor fears about rising inflation and the impact of higher interest rates led to a widespread repricing of risk and emerging markets declined sharply. As a result, for the six months ended September 30, 2006, emerging markets trailed world equity markets, with emerging market returns of 0.3% reflecting the second quarter decline of 4.3% followed by a third quarter rebound of 4.9%.

Despite the broad-based retreat in mid-May, all emerging market sectors posted strong positive returns for the 12-month period ended September 30, 2006. Industrials, financials, consumer staples, utilities and telecommunications posted returns of 20% or more. Health care, the weakest sector, delivered a return just under 7%. Nonetheless, recent


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2     Sanford C. Bernstein Fund, Inc.
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Portfolio Manager Commentaries (continued)

weakness in energy and commodity stocks--which make up almost a quarter of the emerging market index--put downward pressure on index returns and the decline in energy and steel weighed heavily on Brazil, South Africa and Russia. A number of Asian countries benefited from lower oil prices.

Bernstein Intermediate Duration Portfolio

Investment Objective and Strategy

Bernstein Intermediate Duration Portfolio (the "Portfolio") seeks to provide safety of principal and a moderate-to-high rate of income that is subject to taxes. Under normal circumstances, the Portfolio will seek to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio's securities by nationally recognized statistical rating organizations ("NRSROs"). The Portfolio may also invest up to 25% of its assets in fixed-income, non-U.S. dollar-denominated foreign securities, and may invest without limit in fixed-income, U.S. dollar-denominated foreign securities, in each case in developed or emerging-market countries. The Portfolio may also invest up to 25% of its total assets in fixed-income securities rated below investment grade (BB or below) by NRSROs (commonly known as "junk bonds") and may invest up to 5% of its total assets in fixed-income securities rated CCC. The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions.

Investment Results

The chart on page 10 shows performance for the Bernstein Intermediate Duration Portfolio compared with its benchmark, the Lehman Brothers Aggregate Bond Index, for the six- and 12-month periods ended September 30, 2006.

The Portfolio underperformed its benchmark for both the six- and 12-month periods ended September 30, 2006. The Portfolio's defensive shorter duration positioning detracted from performance during the latter half of the six-month period, as U.S. interest rates fell sharply in the third quarter and bond market returns rallied. During the six-month period, an underweight position in long corporate securities contributed positively to performance.

The Portfolio's shorter-than-benchmark duration was a positive factor for the annual period, as interest rates along the yield curve rose for most of the year. Exposure to hedged non-U.S. government holdings was also a positive contributor for the year, as was the modest exposure to high yield and emerging market debt. Additionally, the Portfolio's overweight position in mortgages and commercial mortgage-backed securities (CMBS) also contributed positively to performance for both periods under review.

Market Review and Investment Strategy

U.S. fixed-income returns were generally weak in the first three quarters of the annual period, buffeted by higher interest rates and continued Federal Reserve ("Fed") rate increases. The final three months of the period, however, saw a broad-based rally in both the fixed-income and equity markets as the economy slowed, oil prices declined and the Fed ended its cycle of interest rate hikes. The Fed raised official rates 150 basis points in quarter point increments during the year to end the period at 5.25%. Yields across the maturity spectrum rose as the Fed raised rates with the 10-year yield gaining 30 basis points to end the period at 4.63%. The Treasury yield curve remained flat with the yield spread between the two- and 30-year at only 8 basis points.

By index sector, mortgages and asset-backed securities led with each posting returns of 4.19% and 4.16%, respectively, according to Lehman Brothers. Mortgages benefited from relatively low volatility and muted prepayment risk, while asset-backed securities were underpinned by strong technical demand. CMBS returned 4.06% for the period, helped by improving delinquency trends. Investment-grade corporates posted the weakest returns among U.S. bond sectors, returning 3.35%, as solid fundamentals were offset by increasing event risk.

Non-U.S. government bonds fared much better than U.S. Treasuries as most central banks outside of the U.S. held off raising interest rates through much of the period. Global Treasuries (ex-U.S.) hedged into U.S. dollars posted an average return of 3.43%. Non-U.S. holdings included Japan, which returned 4.92%, Sweden at 2.72%, Mexico at 7.92% and Poland at 3.19%, most of which substantially outperformed U.S. Treasuries on a hedged basis, according to Lehman Brothers.

During the annual period, the Portfolio held a shorter-than-benchmark duration and an underweight position in U.S government bonds. The Portfolio was also overweighted in both mortgages and CMBS as sources of high-quality incremental yield. Additionally, corporate exposure was reduced to a below-benchmark position due to historically


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                                                        2006 Annual Report     3
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Portfolio Manager Commentaries (continued)

tight spreads, a flat yield curve and increased event risk. An underweight position in longer maturity corporates was also maintained; these securities are inherently more vulnerable to event risk. As U.S. interest rates trended higher, hedged non-U.S. government bonds were employed which offered an attractive yield over domestic bonds. As such, positions were held in several countries including Japan, Mexico, Poland, Sweden and Norway.

Bernstein Short Duration Plus Portfolio

Investment Objective and Strategy

Bernstein Short Duration Plus Portfolio (the "Portfolio") seeks to provide safety of principal and a moderate rate of income that is subject to taxes. Under normal circumstances, the Portfolio will invest at least 80% of its total assets in securities rated A or better by nationally recognized statistical rating organizations (NRSROs) and comparably rated commercial paper and notes. The Portfolio's investments may consist of corporate bonds, notes, U.S. government and agency securities, asset-backed securities, mortgage-related securities and inflation-protected securities, as well as others. The Portfolio may invest up to 20% of its total assets in fixed-income foreign securities in developed or emerging market countries. The Portfolio may also invest up to 20% of its total assets in fixed-income securities rated BB or B by NRSROs, which are below-investment-grade ("junk bonds"). The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions.

Bernstein U.S. Government Short Duration Portfolio

Investment Objective and Strategy

Bernstein U.S. Government Short Duration Portfolio (the "Portfolio") seeks to provide safety of principal and a moderate rate of income that is generally exempt from state and local taxes. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in U.S. government and agency securities. Additionally, up to 10% of the Portfolio's total assets may be invested in other securities rated A or better by nationally recognized statistical rating organizations (NRSROs) and comparably rated commercial paper and notes. The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions.

To the extent the Portfolio is invested in U.S. government and agency securities, the income earned by the Portfolio is generally exempt from state and local taxes. However, states have different requirements for tax-exempt distributions, and there is no assurance that your distributions from the Portfolio's income will not be subject to the state and local taxes of your state.

Investment Results

The chart on page 10 shows performance for the Bernstein Short Duration Plus and U.S. Government Short Duration Portfolios compared with their benchmark, the Merrill Lynch 1-3 Treasury Index, for the six- and 12-month periods ended September 30, 2006.

The Bernstein Short Duration Plus Portfolio slightly underperformed its benchmark for both the six- and 12-month periods ended September 30, 2006. The Portfolio's shorter duration and exposure to spread sectors such as asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) contributed positively to performance for both the six- and 12-month time periods. The Portfolio's underweight to Treasuries and overweight to non-Treasury sectors detracted from performance at certain points during the annual reporting period, when Treasuries outperformed non- Treasury sectors.

The Bernstein U.S. Government Short Duration Portfolio also slightly underperformed its benchmark for both the six- and 12-month periods ended September 30, 2006. Again, the Portfolio's shorter duration and exposure to spread sectors such as ABS and CMBS contributed positively to performance for both the six- and 12-month time periods. However, at certain periods of the year, the Portfolio's duration underweight detracted from performance.

Market Review and Investment Strategy

U.S. fixed-income returns were generally weak throughout most of the annual period, buffeted by higher interest rates and continued Federal Reserve ("Fed") rate increases. The Fed raised official interest rates an additional 150 basis points in quarter point increments during the year to end the period at 5.25%. Yields across the maturity spectrum rose with shorter-term yields rising the most. Two-year yields gained a total of 52 basis points to yield 4.68%, while the 10-year yield gained 30 basis points to end the


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4     Sanford C. Bernstein Fund, Inc.
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Portfolio Manager Commentaries (continued)

period at 4.63%. The Treasury yield curve remained flat with the yield spread between the two- and 30-year at only 8 basis points.

Shorter-term fixed-income securities significantly out-performed both intermediate and longer maturity securities during the period. Typically, a rising interest rate environment negatively impacts shorter-term securities less than securities with a longer term to maturity. As a result, U.S. Treasuries in the 1-3 year maturity range returned 3.71% during the annual period, significantly outperforming longer maturities (20+ years), which returned 1.84%, according to Lehman Brothers.

The spread sectors also outperformed U.S. Treasury holdings on both an absolute and duration-adjusted basis. U.S. agency securities (1-3 years) outperformed Treasuries, posting a return of 3.01%. Asset-backed securities posted a return of 4.25% and CMBS returned 4.38% for the annual period. Both asset-backed and CMBS securities were underpinned by strong technical demand and low spread volatility. Mortgage pass-through securities (0-3 years) posted a return of 3.56% for the annual period, as mortgages benefited from relatively low volatility and muted prepayment risk. Corporate securities (1-3 years) also posted strong returns, at 4.15%, as solid corporate fundamentals continued despite a peak in earnings momentum.

During the reporting period, allocations to each Portfolio's higher-quality, non-Treasury sectors, including mortgages, collateralized mortgage obligations
(CMOs), ABS, and CMBS, were increased in an effort to enhance portfolio yield.

Bernstein Short Duration California Municipal Portfolio

Investment Objective and Strategy

Bernstein Short Duration California Municipal Portfolio (the "Portfolio") seeks to provide safety of principal and a moderate rate of return after taking account of federal and state taxes for California residents. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in municipal securities issued by the state of California or its political subdivisions, or otherwise exempt from California state income tax. The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for California investors.

Bernstein Short Duration New York Municipal Portfolio

Investment Objective and Strategy

Bernstein Short Duration New York Municipal Portfolio (the "Portfolio") seeks to provide safety of principal and a moderate rate of return after taking account of federal, state and local taxes for New York residents. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in municipal securities issued by the state of New York or its political subdivisions, or otherwise exempt from New York state income tax. The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for New York investors.

Bernstein Short Duration Diversified Municipal Portfolio

Investment Objective and Strategy

Bernstein Short Duration Diversified Municipal Portfolio (the "Portfolio") seeks to provide safety of principal and a moderate rate of return after taking account of federal taxes. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in municipal securities. The Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state.

Each of the Bernstein Short Duration California Municipal, Bernstein Short Duration New York Municipal and Bernstein Short Duration Diversified Municipal Portfolios (the "Short Duration Portfolios") invests at least 80% of its total assets in municipal securities rated A or better by nationally recognized statistical rating organizations ("NRSROs") and comparably rated municipal notes. Each of the Short Duration Portfolios may invest up to 20% of its total assets in fixed-income securities rated BB or B by NRSROs, which are below-investment-grade ("junk bonds"). Each of the Short Duration Portfolios seeks to maintain an effective duration of one-half year to two and one-half years under normal market conditions.

Investment Results

The chart on page 10 shows performance for each of the Bernstein Short Duration Portfolios compared to its bench-mark, the Lehman Brothers 1-Year Municipal Index, for the six- and 12-month periods ended September 30, 2006.


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Portfolio Manager Commentaries (continued)

Each of the Portfolios underperformed their benchmark for both the six- and 12-month periods ended September 30, 2006. The U.S. Federal Reserve ("Fed") left the Fed funds rate unchanged at 5.25% in August and September, following 425 basis points of consecutive rate hikes during the previous two years. Short-term municipal bonds, such as those held in the Portfolios, fared relatively poorly as the Fed raised rates, as evidenced by the modest 12-month-period returns of the Portfolios. But, with the end of the rate hikes came a rally in the three-month period ended September 30, 2006, as investors focused on slowing economic growth and falling energy prices. In fact, most of the returns of the past 12-month period were earned in the three-month period after the Fed stopped raising short-term interest rates.

Market Review and Investment Strategy

The Portfolio Managers added modestly to the Portfolios' returns by their disciplines of security selection and interest rate risk management. Nevertheless, a conservative stance was maintained in the Portfolios throughout the investment period, which limited returns because investors were rewarded for taking risk over the last six and 12 months. In fact, securities which the Portfolio Managers considered expensive by historical standards 12 months ago simply became more expensive.

By the end of the reporting period, two extremes had emerged in the municipal market: the extra yield available for buying both 1) longer maturities and 2) lower credit quality was at its narrowest levels since at least 1973, the period over which there is reliable data.

With very little extra yield offered to assume longer maturities or lower credit quality, the Portfolios remain defensively positioned to protect capital. With little difference between short- and long-term interest rates by historical standards, the Portfolio Managers are concentrating the maturity structure of the Portfolios in short-term bonds. In addition, with so little reward for assuming credit risk, the managers continue to move to an even higher average credit quality stance than normal. The managers expect these strategies to reward the Portfolios' investors when a sense of risk aversion returns to the markets and the values of riskier municipal bonds return to historical norms versus high-grade, intermediate municipal bonds.

Bernstein California Municipal Portfolio

Investment Objective and Strategy

Bernstein California Municipal Portfolio (the "Portfolio") seeks to provide safety of principal and maximize total return after taking account of federal and state taxes for California residents. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in municipal securities issued by the state of California or its political subdivisions, or otherwise exempt from California state income tax. The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for California investors.

Bernstein New York Municipal Portfolio

Investment Objective and Strategy

Bernstein New York Municipal Portfolio (the "Portfolio") seeks to provide safety of principal and maximize total return after taking account of federal, state and local taxes for New York residents. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in municipal securities issued by the state of New York or its political subdivisions, or otherwise exempt from New York state income tax. The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for New York investors.

Bernstein Diversified Municipal Portfolio

Investment Objective and Strategy

Bernstein Diversified Municipal Portfolio (the "Portfolio") seeks to provide safety of principal and maximize total return after taking account of federal taxes. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in municipal securities. The Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state.

Each of the Bernstein California Municipal, New York Municipal and Diversified Municipal Portfolios (the "Portfolios") invests at least 80% of its total assets in municipal securities rated A or better by nationally recognized statistical rating organizations ("NRSROs") and comparably rated municipal notes. Each of the Portfolios may invest up


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6     Sanford C. Bernstein Fund, Inc.
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Portfolio Manager Commentaries (continued)

to 20% of its total assets in fixed-income securities rated BB or B by NRSROs, which are below-investment-grade ("junk bonds"). Each of the Portfolios seeks to maintain an effective duration of three and one-half to seven years under normal market conditions.

Investment Results

The chart on page 10 shows performance for the Bernstein California, Bernstein New York and Bernstein Diversified Municipal Portfolios compared with their benchmark, the Lehman Brothers 5-Year General Obligation (GO) Municipal Index, for the six- and 12-month periods ended September 30, 2006.

All three Portfolios generally performed in line with their benchmark for both the six- and 12-month periods ended September 30, 2006. The U.S. Federal Reserve ("Fed") left the Fed funds rate unchanged at 5.25% in August and September, following 425 basis points of consecutive rate hikes during the previous two years. Short-term municipal bonds, such as those held in the Portfolios, fared relatively poorly as the Fed raised rates, as evidenced by the modest 12-month period returns of the Portfolios. But, with the end of the rate hikes came a rally in the three-month period ended September 30, 2006, as investors focused on slowing economic growth and falling energy prices. In fact, most of the returns of the past 12-month period were earned in the three-month period after the Fed stopped raising short-term interest rates.

Market Review and Investment Strategy

The Portfolio Managers added modestly to the Portfolios' returns by their disciplines of security selection and interest rate risk management. Nevertheless, a conservative stance was maintained in the Portfolios throughout the investment period, which limited returns because investors were rewarded for taking risk over the last six and 12 months. In fact, securities which the Portfolio Managers considered expensive by historical standards 12 months ago simply became more expensive.

By the end of the reporting period, two extremes had emerged in the municipal market: the extra yield available for buying both 1) longer maturities and 2) lower credit quality were at their narrowest levels since at least 1973, the period over which there is reliable data.

With very little extra yield offered to assume longer maturities or lower credit quality, the Portfolios remain defensively positioned to protect capital. With little difference between short- and long-term interest rates by historical standards, the Portfolio Managers are concentrating the maturity structure of the Portfolios in short-term bonds. In addition, with so little reward for assuming credit risk, the managers continue to move to an even higher average credit quality stance than normal. The managers expect these strategies to reward the Portfolios' investors when a sense of risk aversion returns to the markets and the values of riskier municipal bonds return to historical norms versus high-grade, intermediate municipal bonds.


--------------------------------------------------------------------------------
                                                        2006 Annual Report     7

--------------------------------------------------------------------------------
Historical Performance

An Important Note About the Value of Historical Performance

The performance shown on page 10 represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.bernstein.com and clicking on "Updated Fund Performance" at the bottom of any screen.

The investment return and principal value of an investment in the Portfolios will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio's investment objectives, policies, charges, expenses and risks. For a copy of the Fund's prospectus, which contains this and other information, visit our website at www.bernstein.com and click on "Prospectuses" at the bottom of any screen. You should read the prospectus carefully before investing.

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Certain Bernstein Emerging Markets Portfolio performance data presented herein do not reflect the deduction of purchase and redemption fees, which, when reflected as shown herein, reduces such before-fees performance quoted. All fees and expenses related to the operation of the Portfolios have been deducted, except as noted for Bernstein Emerging Markets Portfolio. Bernstein Tax-Managed International Portfolio, Bernstein International Portfolio and Bernstein Emerging Markets Portfolio returns throughout this report include dividends net of withholding taxes. On April 30, 1999, the Bernstein International Value Portfolio (IVP) was split into two portfolios: Bernstein International Value II (now known as International) for tax-exempt investors such as 401(k) and other retirement plans; and Bernstein Tax-Managed International Value (now known as Tax-Managed International) for taxable investors. Both Portfolios have the same overall investment style except that the latter includes tax management. International is an extension of the original IVP in that it is managed without regard to tax considerations. The returns shown on page 10 reflect the performance of the Bernstein Tax-Managed International Portfolio and the Bernstein International Portfolio using an all-value investment style through August 2003. In September 2003, the investment style of each of the Bernstein International Portfolios changed from all value to a blend of growth and value. In May 2005, the investment style of the Bernstein Emerging Markets Portfolio changed from all value to a blend of growth and value.

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index is a market capitalization-weighted index that measures stock performance in 21 countries in Europe, Australasia and the Far East. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Lipper Emerging Markets Index represents the performance for funds that have generally similar investment objectives to their respective Bernstein Portfolios, although some may have different investment policies and sales and management fees. The Lehman Brothers Aggregate Bond Index represents the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The Merrill Lynch 1-3 Year Treasury Index is composed of U.S. Treasury obligations with remaining maturities of 1-2.99 years. The Lehman Brothers 5-Year General Obligation Municipal Index is a total-return performance benchmark for the intermediate-term, investment-grade tax-exempt bond market. The Lehman Brothers 1-Year Municipal Index is a total-return performance benchmark for the short-term municipal bond market with maturities of up to 1.99 years. Lipper Composites are the equal-weighted average returns of the funds in the relevant Lipper Analytical Services categories; the average fund in a category may differ in composition from the portfolios. Investors cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Bernstein Tax-Managed International and International Portfolios: Substantially all of the Portfolios' assets will be invested in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, because the Portfolios will invest in foreign


                 (Historical Performance continued on next page)
--------------------------------------------------------------------------------
8     Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------
Historical Performance (continued from previous page)

currency denominated securities, fluctuations in the value of the Portfolios' investments may be magnified by changes in foreign exchange rates. Because the Portfolios allocate between "growth" and "value" stocks, an investment in the Portfolios is subject to the risk that this allocation will result in lower returns when one style is outperforming another than if the Portfolios had invested entirely in the outperforming style. In addition, the transaction costs associated with the systematic rebalancing of the Portfolios may be significant over time. The Tax-Managed International Portfolio may employ strategies that take into account the tax impact of buy and sell decisions on the Portfolio's shareholders. While the Portfolio seeks to maximize after-tax returns, there can be no assurance that the strategies will be effective, and the use of these strategies may affect the gross returns of the Portfolio.

Bernstein Emerging Markets Portfolio: This Portfolio invests a significant amount of its assets in foreign securities which involves risks not associated with U.S. investments, including currency fluctuations, accounting differences and political instability and economic changes. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Because the Portfolio allocates between "growth" and "value" stocks, an investment in the Portfolio is subject to the risk that this allocation will result in lower returns when one style is outperforming another than if the Portfolio had invested entirely in the outperforming style. In addition, the transaction costs associated with the systematic rebalancing of the Portfolio may be significant over time.

Bernstein Intermediate Duration, Bernstein Short Duration Plus, Bernstein U.S. Government Short Duration, Bernstein Short Duration Diversified Municipal, Bernstein Diversified Municipal, Bernstein Short Duration California Municipal, Bernstein Short Duration New York Municipal, Bernstein California Municipal and Bernstein New York Municipal Portfolios: Price fluctuation may be caused by changes in the general level of interest rates or changes in bond credit-quality ratings. Increases in interest rates may cause the value of the Portfolios' investments to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Investments in the Portfolios are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income-related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The Portfolios invest principally in bonds and other fixed-income securities. High-yield bonds involve a greater risk of default and price volatility than other bonds. Investing in non-investment-grade securities presents special risks, including credit risk.

Bernstein Short Duration Plus and Bernstein Intermediate Duration Portfolios:
Both of these Portfolios can invest in foreign securities. Investing in foreign securities entails special risks, such as potential political and economic instability, greater volatility and less liquidity. In addition, there is the possibility that changes in value of foreign currency will reduce the U.S. dollar value of securities denominated in that currency. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability.

Bernstein Intermediate Duration, Bernstein Short Duration Plus, Bernstein Short Duration Diversified Municipal and Bernstein Diversified Municipal Portfolios:
Bernstein Intermediate Duration Portfolio can invest up to 25% of its assets in below-investment-grade bonds, whereas the other three Portfolios can invest up to 20% of their assets in below-investment-grade bonds ("junk bonds"), which are subject to greater risk of loss of principal and interest, as well as the possibility of greater market risk, than higher-rated bonds.

Bernstein Short Duration California Municipal, Bernstein Short Duration New York Municipal, Bernstein California Municipal and Bernstein New York Municipal
Portfolios: These Portfolios can invest up to 20% of their assets in below-investment-grade bonds ("junk bonds"), which are subject to greater risk of loss of principal and interest, as well as the possibility of greater market risk, than higher-rated bonds. The Portfolios are "non-diversified" and therefore may hold more concentrated positions and be subject to certain additional risks than a "diversified" portfolio.

All Bernstein Portfolios: In order to achieve their investment objectives, the Portfolios may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. Each Portfolio's risks are fully discussed in its prospectus.


                 (Historical Performance continued on next page)
--------------------------------------------------------------------------------
                                                        2006 Annual Report     9

--------------------------------------------------------------------------------
Historical Performance (continued from previous page)

Sanford C. Bernstein Fund Portfolios vs. Their Benchmarks and Lipper Composites

                                                    TOTAL RETURNS         AVERAGE ANNUAL TOTAL RETURNS
                                                  ------------------   ----------------------------------
                                                  PAST SIX   PAST 12      PAST        PAST        SINCE         INCEPTION
THROUGH SEPTEMBER 30, 2006                         MONTHS    MONTHS    FIVE YEARS   10 YEARS    INCEPTION         DATE
-----------------------------------------------------------------------------------------------------------------------------
  Tax-Managed International                          1.95%    18.18%     15.49%        9.66%      10.25%        June 22, 1992
-----------------------------------------------------------------------------------------------------------------------------
      Return after taxes on distributions+           1.95     17.12      14.99         8.29        9.04
-----------------------------------------------------------------------------------------------------------------------------
      Return after taxes on distributions
      and sale of shares+                            1.27     13.28      13.48         7.73        8.48
-----------------------------------------------------------------------------------------------------------------------------
  International                                      2.18     18.29      15.60           --        8.43        April 30, 1999
-----------------------------------------------------------------------------------------------------------------------------
  MSCI EAFE Index                                    4.65     19.16      14.26         6.82
-----------------------------------------------------------------------------------------------------------------------------
  International Large-Cap Core Lipper Composite      2.81     17.37      11.56         6.43
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
  Emerging Markets                                                                                          December 15, 1995
-----------------------------------------------------------------------------------------------------------------------------
      Before deduction of purchase and
      redemption fees                               (2.11)    16.21      33.41        10.19       10.29
-----------------------------------------------------------------------------------------------------------------------------
      After deduction of purchase and
      redemption fees*                              (4.06)    13.89      32.61         9.86        9.98
-----------------------------------------------------------------------------------------------------------------------------
  MSCI Emerging Markets Index                        0.33     20.46      28.47         7.39
-----------------------------------------------------------------------------------------------------------------------------
  Lipper Emerging Markets Index                      0.25     20.21      28.18         7.38
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
  Intermediate Duration                              3.43      3.47       4.48         5.55        6.94      January 17, 1989
-----------------------------------------------------------------------------------------------------------------------------
  Lehman Brothers Aggregate Bond Index               3.72      3.66       4.81         6.42
-----------------------------------------------------------------------------------------------------------------------------
  Intermediate Bond Lipper Composite                 3.29      3.13       4.12         5.48
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
  Short Duration Plus                                2.62      3.65       2.85         4.50        5.63     December 12, 1988
-----------------------------------------------------------------------------------------------------------------------------
  U.S. Government Short Duration                     2.35      3.19       2.49         4.24        5.32       January 3, 1989
-----------------------------------------------------------------------------------------------------------------------------
  Merrill Lynch 1-3 Year Treasury Index              2.63      3.74       2.79         4.79
-----------------------------------------------------------------------------------------------------------------------------
  Short-Term Bond Lipper Composite                   2.48      3.57       2.58         4.34
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
  Short Duration Diversified Municipal               1.74      2.51       2.17         3.16        3.40       October 3, 1994
-----------------------------------------------------------------------------------------------------------------------------
  Short Duration California Municipal                1.67      2.32       1.75         2.84        3.12       October 3, 1994
-----------------------------------------------------------------------------------------------------------------------------
  Short Duration New York Municipal                  1.74      2.52       2.02         2.97        3.21       October 3, 1994
-----------------------------------------------------------------------------------------------------------------------------
  Lehman Brothers 1-Year Municipal Index             1.98      2.80       2.27         3.52
-----------------------------------------------------------------------------------------------------------------------------
  Short-Term Municipal Lipper Composite              1.81      2.80       2.19         3.24
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
  Diversified Municipal                              2.67      3.12       3.45         4.44        5.37       January 9, 1989
-----------------------------------------------------------------------------------------------------------------------------
  California Municipal                               2.67      3.11       3.27         4.27        5.12        August 6, 1990
-----------------------------------------------------------------------------------------------------------------------------
  New York Municipal                                 2.65      3.09       3.57         4.44        5.41       January 9, 1989
-----------------------------------------------------------------------------------------------------------------------------
  Lehman Brothers 5-Year GO Muni Index               2.68      3.11       3.84         4.85
-----------------------------------------------------------------------------------------------------------------------------
  Intermediate Municipal Lipper Composite            2.86      3.33       3.68         4.51

* Prior to May 2, 2005, the Portfolio imposed a 2% fee on purchases and redemptions. Effective May 2, 2005, the fees were reduced from 2% to 1%. The fees are retained by the Portfolio, not paid to Bernstein.

+ After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

       See Historical Performance and Benchmark Disclosures on pages 8-9.


                 (Historical Performance continued on next page)
--------------------------------------------------------------------------------
10    Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------
Historical Performance (continued from previous page)

Foreign Stock Portfolios

--------------------------------------------------------------------------------
Tax-Managed International
--------------------------------------------------------------------------------

Growth of $25,000

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                                                                    Lipper
         Tax-Managed International        MSCI EAFE Index       International
             (after all costs)          (before all costs)      Large-Cap Core
     -------------------------------------------------------------------------
 96:9                      $25,000                 $25,000            $25,000
   10                      $24,972                 $24,744            $24,888
   11                      $26,047                 $25,729            $26,072
   12                      $26,291                 $25,398            $26,213
 97:1                      $26,276                 $24,509            $26,132
    2                      $26,645                 $24,910            $26,531
    3                      $27,219                 $25,000            $26,624
    4                      $27,396                 $25,133            $26,734
    5                      $28,280                 $26,768            $28,378
    6                      $29,502                 $28,244            $29,728
    7                      $31,019                 $28,701            $30,623
    8                      $29,075                 $26,558            $28,363
    9                      $30,813                 $28,045            $30,167
   10                      $29,222                 $25,890            $27,850
   11                      $28,898                 $25,626            $27,692
   12                      $28,728                 $25,849            $27,938
 98:1                      $30,316                 $27,031            $28,656
    2                      $31,597                 $28,766            $30,596
    3                      $34,078                 $29,652            $32,107
    4                      $33,883                 $29,886            $32,595
    5                      $34,904                 $29,741            $32,628
    6                      $34,758                 $29,966            $32,390
    7                      $35,293                 $30,270            $32,860
    8                      $30,041                 $26,520            $28,147
    9                      $28,598                 $25,707            $27,213
   10                      $29,911                 $28,387            $29,352
   11                      $31,646                 $29,841            $30,911
   12                      $31,874                 $31,018            $31,838
 99:1                      $31,928                 $30,927            $32,150
    2                      $31,087                 $30,190            $31,404
    3                      $33,038                 $31,450            $32,535
    4                      $34,774                 $32,724            $33,969
    5                      $33,968                 $31,039            $32,577
    6                      $35,275                 $32,249            $34,189
    7                      $35,794                 $33,208            $35,057
    8                      $36,205                 $33,329            $35,313
    9                      $35,847                 $33,664            $35,497
   10                      $36,134                 $34,925            $36,832
   11                      $36,545                 $36,139            $39,428
   12                      $39,113                 $39,382            $44,176
 00:1                      $36,807                 $36,880            $41,547
    2                      $37,297                 $37,873            $43,720
    3                      $38,477                 $39,341            $44,385
    4                      $37,588                 $37,271            $41,828
    5                      $37,570                 $36,360            $40,598
    6                      $39,258                 $37,782            $42,307
    7                      $38,369                 $36,198            $40,742
    8                      $38,750                 $36,512            $41,260
    9                      $37,097                 $34,735            $38,792
   10                      $36,698                 $33,914            $37,500
   11                      $36,099                 $32,642            $35,925
   12                      $37,206                 $33,803            $37,136
 01:1                      $37,930                 $33,785            $37,281
    2                      $36,542                 $31,252            $34,377
    3                      $34,611                 $29,169            $31,895
    4                      $36,964                 $31,196            $34,131
    5                      $35,999                 $30,095            $33,004
    6                      $35,818                 $28,864            $31,770
    7                      $34,933                 $28,339            $30,941
    8                      $34,732                 $27,621            $30,071
    9                      $30,609                 $24,823            $26,983
   10                      $31,695                 $25,459            $27,706
   11                      $32,138                 $26,398            $28,764
   12                      $32,547                 $26,554            $29,173
 02:1                      $31,585                 $25,143            $27,755
    2                      $32,117                 $25,320            $27,908
    3                      $34,001                 $26,689            $29,325
    4                      $34,901                 $26,866            $29,411
    5                      $35,925                 $27,207            $29,611
    6                      $34,369                 $26,124            $28,479
    7                      $31,073                 $23,545            $25,597
    8                      $30,807                 $23,491            $25,480
    9                      $26,816                 $20,968            $22,672
   10                      $28,269                 $22,095            $23,993
   11                      $30,295                 $23,098            $25,040
   12                      $29,777                 $22,322            $24,113
 03:1                      $29,009                 $21,390            $22,999
    2                      $28,802                 $20,899            $22,392
    3                      $27,557                 $20,488            $21,955
    4                      $31,396                 $22,496            $23,960
    5                      $33,450                 $23,859            $25,285
    6                      $34,322                 $24,436            $25,745
    7                      $35,214                 $25,028            $26,242
    8                      $35,816                 $25,632            $26,756
    9                      $36,376                 $26,422            $27,286
   10                      $38,306                 $28,069            $28,798
   11                      $38,928                 $28,693            $29,440
   12                      $41,339                 $30,935            $31,553
04:01                      $41,613                 $31,372            $32,049
    2                      $42,161                 $32,096            $32,655
    3                      $42,477                 $32,277            $32,580
    4                      $41,739                 $31,547            $31,684
    5                      $41,760                 $31,653            $31,709
    6                      $42,456                 $32,346            $32,283
    7                      $41,170                 $31,297            $31,103
    8                      $41,739                 $31,435            $31,242
    9                      $43,046                 $32,256            $32,014
   10                      $43,974                 $33,356            $33,043
   11                      $46,504                 $35,635            $35,079
   12                      $48,606                 $37,198            $36,557
05:01                      $47,616                 $36,515            $35,744
    2                      $49,704                 $38,093            $37,273
    3                      $48,434                 $37,136            $36,276
    4                      $46,991                 $36,263            $35,475
    5                      $47,013                 $36,281            $35,446
    6                      $47,680                 $36,762            $35,910
    7                      $49,445                 $37,889            $37,100
    8                      $51,167                 $38,846            $38,309
    9                      $53,212                 $40,577            $39,726
   10                      $51,727                 $39,392            $38,595
   11                      $52,911                 $40,355            $39,400
   12                      $55,626                 $42,233            $41,443
06:01                      $59,441                 $44,826            $44,131
    2                      $59,302                 $44,727            $43,819
    3                      $61,683                 $46,201            $45,353
    4                      $64,365                 $48,407            $47,502
    5                      $61,314                 $46,528            $45,260
    6                      $60,689                 $46,524            $45,062
    7                      $61,452                 $46,985            $45,406
    8                      $63,071                 $48,277            $46,661
    9                      $62,886                 $48,351            $46,628


--------------------------------------------------------------------------------
International
--------------------------------------------------------------------------------

Growth of $25,000

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                                                                     Lipper
                International              MSCI EAFE Index       International
              (after all costs)          (before all costs)      Large-Cap Core
     ---------------------------------------------------------------------------
 99:4                        $25,000                 $25,000            $25,000
    5                        $24,357                 $23,713            $23,975
    6                        $25,270                 $24,637            $25,162
    7                        $25,708                 $25,369            $25,801
    8                        $26,081                 $25,462            $25,989
    9                        $25,875                 $25,718            $26,124
   10                        $25,888                 $26,682            $27,107
   11                        $26,004                 $27,609            $29,018
   12                        $27,631                 $30,087            $32,511
 00:1                        $26,032                 $28,175            $30,577
    2                        $26,461                 $28,933            $32,176
    3                        $27,384                 $30,055            $32,665
    4                        $26,708                 $28,473            $30,784
    5                        $26,734                 $27,778            $29,879
    6                        $28,034                 $28,864            $31,137
    7                        $27,358                 $27,654            $29,984
    8                        $27,670                 $27,894            $30,365
    9                        $26,578                 $26,536            $28,549
   10                        $26,253                 $25,909            $27,599
   11                        $25,915                 $24,937            $26,440
   12                        $26,812                 $25,824            $27,331
 01:1                        $27,373                 $25,811            $27,437
    2                        $26,500                 $23,876            $25,300
    3                        $25,191                 $22,284            $23,473
    4                        $26,687                 $23,833            $25,119
    5                        $25,908                 $22,991            $24,290
    6                        $25,799                 $22,051            $23,381
    7                        $25,159                 $21,650            $22,771
    8                        $25,097                 $21,101            $22,131
    9                        $22,073                 $18,964            $19,858
   10                        $22,821                 $19,450            $20,391
   11                        $23,055                 $20,167            $21,169
   12                        $23,347                 $20,287            $21,470
 02:1                        $22,705                 $19,209            $20,427
    2                        $23,122                 $19,343            $20,539
    3                        $24,424                 $20,390            $21,582
    4                        $25,034                 $20,525            $21,645
    5                        $25,645                 $20,785            $21,792
    6                        $24,601                 $19,958            $20,960
    7                        $22,126                 $17,987            $18,839
    8                        $22,030                 $17,946            $18,752
    9                        $19,202                 $16,019            $16,685
   10                        $20,262                 $16,880            $17,658
   11                        $21,708                 $17,646            $18,428
   12                        $21,284                 $17,053            $17,746
 03:1                        $20,845                 $16,341            $16,926
    2                        $20,650                 $15,966            $16,480
    3                        $19,756                 $15,652            $16,158
    4                        $22,520                 $17,186            $17,633
    5                        $24,016                 $18,228            $18,609
    6                        $24,683                 $18,668            $18,947
    7                        $25,317                 $19,120            $19,313
    8                        $25,723                 $19,582            $19,691
    9                        $26,114                 $20,185            $20,081
   10                        $27,496                 $21,444            $21,194
   11                        $27,935                 $21,920            $21,666
   12                        $29,661                 $23,633            $23,222
04:01                        $29,891                 $23,967            $23,587
    2                        $30,301                 $24,520            $24,032
    3                        $30,580                 $24,658            $23,977
    4                        $30,088                 $24,100            $23,318
    5                        $30,202                 $24,181            $23,336
    6                        $30,695                 $24,711            $23,759
    7                        $29,759                 $23,909            $22,891
    8                        $30,137                 $24,015            $22,993
    9                        $31,089                 $24,643            $23,561
   10                        $31,729                 $25,483            $24,318
   11                        $33,584                 $27,224            $25,817
   12                        $35,143                 $28,418            $26,904
05:01                        $34,398                 $27,896            $26,306
    2                        $35,921                 $29,102            $27,431
    3                        $34,994                 $28,371            $26,698
    4                        $33,968                 $27,704            $26,108
    5                        $33,968                 $27,717            $26,087
    6                        $34,464                 $28,085            $26,428
    7                        $35,706                 $28,946            $27,304
    8                        $37,014                 $29,677            $28,194
    9                        $38,520                 $30,999            $29,237
   10                        $37,444                 $30,094            $28,404
   11                        $38,321                 $30,830            $28,997
   12                        $40,298                 $32,264            $30,501
06:01                        $42,982                 $34,245            $32,479
    2                        $42,780                 $34,170            $32,249
    3                        $44,591                 $35,296            $33,378
    4                        $46,554                 $36,981            $34,960
    5                        $44,474                 $35,545            $33,309
    6                        $43,988                 $35,543            $33,164
    7                        $44,608                 $35,895            $33,417
    8                        $45,698                 $36,882            $34,341
    9                        $45,564                 $36,939            $34,316


--------------------------------------------------------------------------------
Emerging Markets
--------------------------------------------------------------------------------

Growth of $25,000

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                Emerging Markets             MSCI Emerging             Lipper
          (after deduction of purchase       Markets Index            Emerging
              and redemption fees)         (before all costs)      Markets Index
     ---------------------------------------------------------------------------
 96:9                        $25,000                  $25,000            $25,000
   10                        $23,661                  $24,333            $24,422
   11                        $24,478                  $24,741            $24,978
   12                        $24,879                  $24,853            $25,196
 97:1                        $26,828                  $26,548            $27,110
    2                        $27,466                  $27,685            $28,078
    3                        $27,124                  $26,958            $27,358
    4                        $26,657                  $27,005            $27,364
    5                        $26,942                  $27,778            $28,307
    6                        $27,728                  $29,265            $29,700
    7                        $28,834                  $29,702            $30,564
    8                        $25,722                  $25,922            $27,208
    9                        $25,688                  $26,641            $28,190
   10                        $21,722                  $22,269            $23,484
   11                        $19,636                  $21,457            $22,413
   12                        $18,927                  $21,974            $22,617
 98:1                        $18,131                  $20,250            $21,043
    2                        $19,878                  $22,364            $22,844
    3                        $20,828                  $23,334            $23,646
    4                        $20,305                  $23,080            $23,695
    5                        $17,727                  $19,917            $20,158
    6                        $15,588                  $17,828            $18,247
    7                        $15,743                  $18,393            $18,803
    8                        $11,739                  $13,075            $13,416
    9                        $12,012                  $13,904            $13,919
   10                        $13,402                  $15,369            $15,257
   11                        $14,816                  $16,647            $16,282
   12                        $14,934                  $16,406            $16,079
 99:1                        $14,562                  $16,141            $15,752
    2                        $14,754                  $16,298            $15,617
    3                        $16,678                  $18,446            $17,356
    4                        $20,009                  $20,728            $19,768
    5                        $20,394                  $20,607            $19,528
    6                        $22,546                  $22,946            $21,721
    7                        $21,945                  $22,323            $21,181
    8                        $22,029                  $22,526            $20,945
    9                        $21,247                  $21,764            $20,202
   10                        $21,392                  $22,227            $20,810
   11                        $22,799                  $24,220            $23,105
   12                        $25,838                  $27,300            $27,165
 00:1                        $24,968                  $27,463            $26,850
    2                        $24,158                  $27,826            $27,650
    3                        $24,279                  $27,961            $27,733
    4                        $23,119                  $25,311            $24,715
    5                        $21,488                  $24,264            $23,401
    6                        $22,176                  $25,119            $24,561
    7                        $21,983                  $23,827            $23,559
    8                        $21,790                  $23,944            $23,802
    9                        $20,436                  $21,854            $21,526
   10                        $18,998                  $20,269            $19,918
   11                        $17,874                  $18,497            $18,118
   12                        $18,563                  $18,944            $18,772
 01:1                        $20,049                  $21,550            $20,947
    2                        $19,442                  $19,861            $19,324
    3                        $18,142                  $17,901            $17,481
    4                        $18,675                  $18,784            $18,374
    5                        $19,281                  $19,001            $18,879
    6                        $18,959                  $18,604            $18,551
    7                        $17,820                  $17,420            $17,400
    8                        $18,031                  $17,246            $17,174
    9                        $15,455                  $14,574            $14,723
   10                        $15,777                  $15,478            $15,496
   11                        $17,040                  $17,093            $17,032
   12                        $17,892                  $18,448            $18,119
 02:1                        $18,979                  $19,071            $18,833
    2                        $19,391                  $19,380            $19,255
    3                        $20,341                  $20,540            $20,310
    4                        $20,853                  $20,671            $20,557
    5                        $20,878                  $20,337            $20,368
    6                        $19,504                  $18,806            $18,879
    7                        $18,617                  $17,368            $17,469
    8                        $18,654                  $17,633            $17,612
    9                        $17,055                  $15,730            $15,846
   10                        $17,505                  $16,752            $16,602
   11                        $18,654                  $17,905            $17,719
   12                        $18,579                  $17,310            $17,281
 03:1                        $18,855                  $17,233            $17,181
    2                        $18,629                  $16,749            $16,775
    3                        $18,026                  $16,271            $16,234
    4                        $20,074                  $17,718            $17,799
    5                        $21,443                  $18,985            $19,079
    6                        $22,674                  $20,061            $20,039
    7                        $24,119                  $21,308            $20,956
    8                        $25,287                  $22,734            $22,356
    9                        $26,141                  $22,900            $22,852
   10                        $28,704                  $24,848            $24,632
   11                        $29,370                  $25,150            $24,998
   12                        $32,864                  $26,971            $27,122
04:01                        $32,699                  $27,913            $27,897
    2                        $33,979                  $29,193            $29,150
    3                        $34,436                  $29,558            $29,541
    4                        $32,255                  $27,138            $27,212
    5                        $31,431                  $26,596            $26,681
    6                        $32,039                  $26,710            $26,818
    7                        $32,635                  $26,221            $26,424
    8                        $34,246                  $27,308            $27,451
    9                        $36,655                  $28,884            $29,061
   10                        $37,960                  $29,574            $29,948
   11                        $42,550                  $32,312            $32,411
   12                        $45,740                  $33,863            $34,090
05:01                        $45,857                  $33,949            $34,211
    2                        $50,578                  $36,911            $37,064
    3                        $46,351                  $34,472            $34,544
    4                        $45,389                  $33,547            $33,699
    5                        $46,364                  $34,714            $34,741
    6                        $47,392                  $35,894            $35,894
    7                        $50,929                  $38,403            $38,372
    8                        $52,087                  $38,732            $38,969
    9                        $56,209                  $42,338            $42,377
   10                        $52,087                  $39,571            $39,822
   11                        $55,702                  $42,844            $42,806
   12                        $58,904                  $45,377            $45,222
06:01                        $66,360                  $50,445            $50,427
    2                        $65,352                  $50,385            $50,132
    3                        $66,729                  $50,829            $50,812
    4                        $70,994                  $54,448            $54,411
    5                        $63,220                  $48,744            $48,429
    6                        $62,649                  $48,625            $48,189
    7                        $63,270                  $49,321            $49,225
    8                        $64,748                  $50,577            $50,565
    9                        $64,665                  $50,999            $50,941

Taxable Bond Portfolios

--------------------------------------------------------------------------------
Intermediate Duration
--------------------------------------------------------------------------------

Growth of $25,000

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                                      Lehman Brothers             Lipper
         Intermediate Duration      Aggregate Bond Index       Intermediate
           (after all costs)         (before all costs)       Bond Composite
     ------------------------------------------------------------------------
 96:9                  $25,000                    $25,000             $25,000
   10                  $25,509                    $25,554             $25,505
   11                  $25,992                    $25,991             $25,936
   12                  $25,794                    $25,750             $25,708
 97:1                  $25,823                    $25,829             $25,782
    2                  $25,877                    $25,893             $25,834
    3                  $25,603                    $25,606             $25,563
    4                  $25,936                    $25,989             $25,895
    5                  $26,132                    $26,235             $26,118
    6                  $26,446                    $26,546             $26,408
    7                  $26,986                    $27,262             $27,086
    8                  $26,853                    $27,030             $26,848
    9                  $27,166                    $27,428             $27,221
   10                  $27,534                    $27,826             $27,542
   11                  $27,610                    $27,954             $27,619
   12                  $27,769                    $28,236             $27,868
 98:1                  $28,093                    $28,598             $28,227
    2                  $28,093                    $28,577             $28,188
    3                  $28,185                    $28,675             $28,287
    4                  $28,294                    $28,825             $28,408
    5                  $28,551                    $29,098             $28,661
    6                  $28,691                    $29,345             $28,867
    7                  $28,804                    $29,407             $28,922
    8                  $29,089                    $29,886             $29,275
    9                  $29,499                    $30,586             $29,922
   10                  $29,262                    $30,424             $29,704
   11                  $29,561                    $30,597             $29,840
   12                  $29,677                    $30,689             $29,939
 99:1                  $29,964                    $30,908             $30,130
    2                  $29,530                    $30,368             $29,570
    3                  $29,758                    $30,536             $29,783
    4                  $29,880                    $30,633             $29,872
    5                  $29,767                    $30,367             $29,562
    6                  $29,695                    $30,268             $29,452
    7                  $29,554                    $30,139             $29,352
    8                  $29,493                    $30,124             $29,305
    9                  $29,805                    $30,474             $29,598
   10                  $29,855                    $30,586             $29,637
   11                  $29,902                    $30,584             $29,660
   12                  $29,868                    $30,436             $29,533
 00:1                  $29,763                    $30,337             $29,424
    2                  $30,068                    $30,704             $29,709
    3                  $30,376                    $31,108             $30,051
    4                  $30,165                    $31,019             $29,885
    5                  $30,006                    $31,005             $29,826
    6                  $30,632                    $31,650             $30,428
    7                  $30,851                    $31,937             $30,662
    8                  $31,204                    $32,400             $31,061
    9                  $31,405                    $32,604             $31,260
   10                  $31,303                    $32,819             $31,328
   11                  $31,684                    $33,356             $31,770
   12                  $32,367                    $33,975             $32,374
 01:1                  $32,998                    $34,530             $32,914
    2                  $33,151                    $34,831             $33,207
    3                  $33,267                    $35,006             $33,354
    4                  $33,077                    $34,861             $33,173
    5                  $33,300                    $35,071             $33,359
    6                  $33,333                    $35,204             $33,459
    7                  $33,930                    $35,991             $34,202
    8                  $34,258                    $36,403             $34,548
    9                  $34,481                    $36,827             $34,841
   10                  $35,169                    $37,598             $35,479
   11                  $34,853                    $37,079             $35,046
   12                  $34,694                    $36,844             $34,811
 02:1                  $34,915                    $37,142             $35,027
    2                  $35,052                    $37,502             $35,300
    3                  $34,511                    $36,878             $34,742
    4                  $34,885                    $37,593             $35,316
    5                  $35,221                    $37,913             $35,591
    6                  $35,056                    $38,241             $35,677
    7                  $35,279                    $38,702             $35,898
    8                  $35,951                    $39,355             $36,501
    9                  $36,372                    $39,993             $36,979
   10                  $36,276                    $39,811             $36,783
   11                  $36,504                    $39,800             $36,868
   12                  $37,177                    $40,622             $37,603
 03:1                  $37,247                    $40,657             $37,656
    2                  $37,745                    $41,219             $38,172
    3                  $37,739                    $41,188             $38,166
    4                  $38,219                    $41,527             $38,548
    5                  $38,882                    $42,302             $39,252
    6                  $38,755                    $42,218             $39,205
    7                  $37,424                    $40,798             $37,936
    8                  $37,787                    $41,069             $38,170
    9                  $38,698                    $42,156             $39,140
   10                  $38,481                    $41,763             $38,832
   11                  $38,623                    $41,863             $38,933
   12                  $39,072                    $42,289             $39,303
04:01                  $39,385                    $42,630             $39,592
    2                  $39,742                    $43,091             $39,951
    3                  $40,011                    $43,414             $40,233
    4                  $39,080                    $42,284             $39,282
    5                  $38,876                    $42,115             $39,092
    6                  $39,063                    $42,353             $39,268
    7                  $39,398                    $42,773             $39,613
    8                  $40,019                    $43,589             $40,288
    9                  $40,145                    $43,707             $40,395
   10                  $40,523                    $44,073             $40,703
   11                  $40,293                    $43,722             $40,454
   12                  $40,662                    $44,124             $40,790
05:01                  $40,914                    $44,401             $40,973
    2                  $40,759                    $44,139             $40,790
    3                  $40,496                    $43,912             $40,542
    4                  $40,916                    $44,507             $41,007
    5                  $41,350                    $44,988             $41,383
    6                  $41,589                    $45,233             $41,598
    7                  $41,329                    $44,822             $41,285
    8                  $41,781                    $45,396             $41,748
    9                  $41,488                    $44,929             $41,343
   10                  $41,170                    $44,573             $41,021
   11                  $41,332                    $44,770             $41,168
   12                  $41,661                    $45,196             $41,504
06:01                  $41,719                    $45,198             $41,532
    2                  $41,900                    $45,348             $41,654
    3                  $41,501                    $44,904             $41,279
    4                  $41,462                    $44,823             $41,218
    5                  $41,364                    $44,773             $41,161
    6                  $41,436                    $44,867             $41,201
    7                  $42,012                    $45,473             $41,719
    8                  $42,601                    $46,169             $42,297
    9                  $42,926                    $46,575             $42,638

--------------------------------------------------------------------------------
Short Duration Plus
--------------------------------------------------------------------------------

Growth of $25,000

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                                  Merrill Lynch 1-3                Lipper
       Short Duration Plus       Year Treasury Index          Short Investment
        (after all costs)         (before all costs)        Grade Bond Composite
     ---------------------------------------------------------------------------
 96:9              $25,000                    $25,000                    $25,000
   10              $25,297                    $25,282                    $25,258
   11              $25,466                    $25,475                    $25,457
   12              $25,448                    $25,475                    $25,457
 97:1              $25,588                    $25,595                    $25,569
    2              $25,657                    $25,654                    $25,643
    3              $25,650                    $25,643                    $25,615
    4              $25,827                    $25,853                    $25,810
    5              $25,984                    $26,029                    $25,985
    6              $26,143                    $26,209                    $26,154
    7              $26,342                    $26,497                    $26,439
    8              $26,406                    $26,521                    $26,452
    9              $26,552                    $26,722                    $26,645
   10              $26,713                    $26,921                    $26,795
   11              $26,781                    $26,986                    $26,856
   12              $26,858                    $27,171                    $27,009
 98:1              $27,096                    $27,434                    $27,244
    2              $27,133                    $27,458                    $27,274
    3              $27,195                    $27,570                    $27,378
    4              $27,315                    $27,699                    $27,498
    5              $27,432                    $27,846                    $27,641
    6              $27,539                    $27,991                    $27,763
    7              $27,687                    $28,122                    $27,877
    8              $27,876                    $28,476                    $28,066
    9              $28,172                    $28,853                    $28,398
   10              $28,204                    $28,995                    $28,383
   11              $28,302                    $28,970                    $28,443
   12              $28,451                    $29,072                    $28,548
 99:1              $28,584                    $29,187                    $28,677
    2              $28,492                    $29,044                    $28,553
    3              $28,701                    $29,246                    $28,768
    4              $28,805                    $29,341                    $28,874
    5              $28,857                    $29,322                    $28,819
    6              $28,950                    $29,413                    $28,865
    7              $29,026                    $29,506                    $28,891
    8              $29,088                    $29,592                    $28,937
    9              $29,249                    $29,784                    $29,143
   10              $29,330                    $29,863                    $29,213
   11              $29,434                    $29,920                    $29,298
   12              $29,527                    $29,963                    $29,344
 00:1              $29,520                    $29,951                    $29,336
    2              $29,685                    $30,151                    $29,523
    3              $29,829                    $30,338                    $29,692
    4              $29,843                    $30,417                    $29,704
    5              $29,933                    $30,542                    $29,781
    6              $30,255                    $30,859                    $30,123
    7              $30,385                    $31,054                    $30,304
    8              $30,590                    $31,283                    $30,540
    9              $30,820                    $31,508                    $30,791
   10              $30,801                    $31,677                    $30,874
   11              $31,035                    $31,977                    $31,136
   12              $31,392                    $32,358                    $31,501
 01:1              $31,799                    $32,764                    $31,923
    2              $31,970                    $32,977                    $32,127
    3              $32,239                    $33,252                    $32,349
    4              $32,334                    $33,340                    $32,420
    5              $32,552                    $33,529                    $32,611
    6              $32,684                    $33,643                    $32,729
    7              $33,061                    $34,020                    $33,138
    8              $33,311                    $34,216                    $33,330
    9              $33,716                    $34,779                    $33,667
   10              $34,080                    $35,108                    $33,936
   11              $33,965                    $35,032                    $33,783
   12              $34,013                    $35,044                    $33,739
 02:1              $34,133                    $35,115                    $33,837
    2              $34,176                    $35,285                    $33,939
    3              $34,028                    $35,047                    $33,745
    4              $34,289                    $35,438                    $34,015
    5              $34,469                    $35,581                    $34,202
    6              $34,666                    $35,879                    $34,247
    7              $34,920                    $36,318                    $34,380
    8              $35,036                    $36,442                    $34,597
    9              $35,326                    $36,743                    $34,826
   10              $35,325                    $36,827                    $34,842
   11              $35,400                    $36,716                    $34,867
   12              $35,745                    $37,061                    $35,207
 03:1              $35,796                    $37,057                    $35,267
    2              $36,000                    $37,211                    $35,474
    3              $36,031                    $37,279                    $35,521
    4              $36,174                    $37,348                    $35,668
    5              $36,375                    $37,489                    $35,892
    6              $36,424                    $37,546                    $35,950
    7              $36,182                    $37,342                    $35,602
    8              $36,221                    $37,367                    $35,638
    9              $36,536                    $37,706                    $36,017
   10              $36,439                    $37,566                    $35,897
   11              $36,481                    $37,546                    $35,903
   12              $36,663                    $37,764                    $36,088
04:01              $36,779                    $37,841                    $36,192
    2              $36,946                    $38,022                    $36,358
    3              $37,092                    $38,141                    $36,477
    4              $36,717                    $37,773                    $36,126
    5              $36,618                    $37,738                    $36,056
    6              $36,664                    $37,735                    $36,079
    7              $36,793                    $37,872                    $36,210
    8              $37,013                    $38,134                    $36,441
    9              $37,035                    $38,100                    $36,448
   10              $37,149                    $38,216                    $36,556
   11              $37,030                    $38,027                    $36,455
   12              $37,127                    $38,107                    $36,548
05:01              $37,165                    $38,093                    $36,546
    2              $37,087                    $38,007                    $36,513
    3              $37,012                    $38,009                    $36,464
    4              $37,205                    $38,222                    $36,637
    5              $37,307                    $38,366                    $36,761
    6              $37,380                    $38,441                    $36,856
    7              $37,310                    $38,332                    $36,788
    8              $37,512                    $38,571                    $36,987
    9              $37,442                    $38,475                    $36,924
   10              $37,408                    $38,471                    $36,893
   11              $37,505                    $38,594                    $36,993
   12              $37,630                    $38,742                    $37,126
06:01              $37,692                    $38,806                    $37,218
    2              $37,759                    $38,838                    $37,288
    3              $37,814                    $38,891                    $37,317
    4              $37,912                    $39,013                    $37,435
    5              $37,986                    $39,072                    $37,478
    6              $38,037                    $39,143                    $37,544
    7              $38,298                    $39,430                    $37,793
    8              $38,568                    $39,707                    $38,052
    9              $38,806                    $39,914                    $38,241


--------------------------------------------------------------------------------
U.S. Government Short Duration
--------------------------------------------------------------------------------

Growth of $25,000

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

              U.S. Government     Merrill Lynch 1-3             Lipper
              Short Duration     Year Treasury Index     Short U.S. Investment
             (after all costs)   (before all costs)    Government Bond Composite
     ---------------------------------------------------------------------------
 96:9                  $25,000               $25,000                     $25,000
   10                  $25,272               $25,282                     $25,263
   11                  $25,439               $25,475                     $25,457
   12                  $25,395               $25,475                     $25,449
 97:1                  $25,531               $25,595                     $25,569
    2                  $25,596               $25,654                     $25,635
    3                  $25,590               $25,643                     $25,589
    4                  $25,766               $25,853                     $25,776
    5                  $25,922               $26,029                     $25,928
    6                  $26,082               $26,209                     $26,066
    7                  $26,281               $26,497                     $26,337
    8                  $26,326               $26,521                     $26,347
    9                  $26,469               $26,722                     $26,529
   10                  $26,651               $26,921                     $26,715
   11                  $26,698               $26,986                     $26,774
   12                  $26,829               $27,171                     $26,905
 98:1                  $27,023               $27,434                     $27,133
    2                  $27,056               $27,458                     $27,152
    3                  $27,136               $27,570                     $27,242
    4                  $27,234               $27,699                     $27,348
    5                  $27,347               $27,846                     $27,488
    6                  $27,471               $27,991                     $27,609
    7                  $27,612               $28,122                     $27,719
    8                  $27,840               $28,476                     $28,002
    9                  $28,150               $28,853                     $28,343
   10                  $28,233               $28,995                     $28,392
   11                  $28,253               $28,970                     $28,386
   12                  $28,319               $29,072                     $28,468
 99:1                  $28,425               $29,187                     $28,605
    2                  $28,340               $29,044                     $28,493
    3                  $28,529               $29,246                     $28,661
    4                  $28,636               $29,341                     $28,773
    5                  $28,625               $29,322                     $28,747
    6                  $28,697               $29,413                     $28,756
    7                  $28,773               $29,506                     $28,793
    8                  $28,834               $29,592                     $28,845
    9                  $29,013               $29,784                     $29,027
   10                  $29,094               $29,863                     $29,102
   11                  $29,168               $29,920                     $29,178
   12                  $29,193               $29,963                     $29,187
 00:1                  $29,192               $29,951                     $29,207
    2                  $29,358               $30,151                     $29,374
    3                  $29,503               $30,338                     $29,606
    4                  $29,618               $30,417                     $29,712
    5                  $29,705               $30,542                     $29,763
    6                  $29,971               $30,859                     $30,060
    7                  $30,123               $31,054                     $30,238
    8                  $30,348               $31,283                     $30,462
    9                  $30,550               $31,508                     $30,681
   10                  $30,702               $31,677                     $30,856
   11                  $30,980               $31,977                     $31,158
   12                  $31,334               $32,358                     $31,482
 01:1                  $31,715               $32,764                     $31,885
    2                  $31,889               $32,977                     $32,128
    3                  $32,084               $33,252                     $32,333
    4                  $32,159               $33,340                     $32,424
    5                  $32,308               $33,529                     $32,612
    6                  $32,376               $33,643                     $32,700
    7                  $32,732               $34,020                     $33,046
    8                  $32,977               $34,216                     $33,225
    9                  $33,488               $34,779                     $33,660
   10                  $33,807               $35,108                     $33,953
   11                  $33,687               $35,032                     $33,827
   12                  $33,699               $35,044                     $33,794
 02:1                  $33,786               $35,115                     $33,898
    2                  $33,954               $35,285                     $34,068
    3                  $33,782               $35,047                     $33,870
    4                  $34,131               $35,438                     $34,199
    5                  $34,253               $35,581                     $34,346
    6                  $34,495               $35,879                     $34,559
    7                  $34,873               $36,318                     $34,887
    8                  $35,014               $36,442                     $35,034
    9                  $35,303               $36,743                     $35,257
   10                  $35,361               $36,827                     $35,311
   11                  $35,257               $36,716                     $35,228
   12                  $35,600               $37,061                     $35,518
 03:1                  $35,631               $37,057                     $35,527
    2                  $35,785               $37,211                     $35,686
    3                  $35,797               $37,279                     $35,707
    4                  $35,891               $37,348                     $35,776
    5                  $36,067               $37,489                     $35,886
    6                  $36,073               $37,546                     $35,904
    7                  $35,781               $37,342                     $35,635
    8                  $35,766               $37,367                     $35,644
    9                  $36,043               $37,706                     $35,927
   10                  $35,945               $37,566                     $35,806
   11                  $35,958               $37,546                     $35,804
   12                  $36,113               $37,764                     $35,965
04:01                  $36,189               $37,841                     $36,037
    2                  $36,371               $38,022                     $36,183
    3                  $36,503               $38,141                     $36,268
    4                  $36,127               $37,773                     $35,951
    5                  $36,022               $37,738                     $35,853
    6                  $36,034               $37,735                     $35,870
    7                  $36,186               $37,872                     $35,997
    8                  $36,364               $38,134                     $36,212
    9                  $36,376               $38,100                     $36,180
   10                  $36,505               $38,216                     $36,279
   11                  $36,375               $38,027                     $36,155
   12                  $36,452               $38,107                     $36,231
05:01                  $36,475               $38,093                     $36,234
    2                  $36,413               $38,007                     $36,166
    3                  $36,355               $38,009                     $36,137
    4                  $36,527               $38,222                     $36,309
    5                  $36,640               $38,366                     $36,446
    6                  $36,698               $38,441                     $36,519
    7                  $36,614               $38,332                     $36,434
    8                  $36,793               $38,571                     $36,625
    9                  $36,704               $38,475                     $36,552
   10                  $36,679               $38,471                     $36,519
   11                  $36,748               $38,594                     $36,602
   12                  $36,876               $38,742                     $36,730
06:01                  $36,941               $38,806                     $36,814
    2                  $36,975               $38,838                     $36,861
    3                  $37,003               $38,891                     $36,883
    4                  $37,072               $39,013                     $36,974
    5                  $37,124               $39,072                     $37,010
    6                  $37,218               $39,143                     $37,074
    7                  $37,423               $39,430                     $37,324
    8                  $37,695               $39,707                     $37,572
    9                  $37,873               $39,914                     $37,760


      Each chart shows the growth of $25,000 for the 10-year period ending September 30, 2006, or if the Portfolio's inception date is less than 10 years ago, growth is shown from the first full month after its inception date.

* Portfolio, benchmark and Lipper returns are from the close of business on September 30, 1996 (except International Portfolio which is from April 30,
      1999) through the close of business on September 30, 2006.

+ Reflects the growth of $25,000 in the Portfolio after deduction of the purchase fee each investor must pay to the Portfolio upon making an investment in the Portfolio (except for reinvested capital gains and dividends) and the redemption fee payable on closing out an investment in the Portfolio. The starting point for the indices is $25,000. The starting point for the Portfolio is $24,750, which reflects the deduction of the 1% fee. Before purchase and redemption charges and excluding these fees, an investment of $25,000 in this Portfolio would have increased to $65,978. The purchase fee is taken out of the first month's return and the redemption fee is taken out of the last month's return. Prior to May 2, 2005, the Portfolio imposed a 2% fee on purchases and redemptions. Effective May 2, 2005, the fees were reduced from 2% to 1%. The fees are retained by the Portfolio, not paid to Bernstein.

       See Historical Performance and Benchmark Disclosures on pages 8-9.


                 (Historical Performance continued on next page)
--------------------------------------------------------------------------------
                                                       2006 Annual Report     11

--------------------------------------------------------------------------------
Historical Performance (continued from previous page)

Municipal Bond Portfolios

--------------------------------------------------------------------------------
Short Duration Diversified Municipal
--------------------------------------------------------------------------------

Growth of $25,000

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

            Short Duration       Lehman Brothers One-Year         Lipper
         Diversified Municipal       Municipal Index            Short-Term
           (after all costs)        (before all costs)      Municipal Composite
     --------------------------------------------------------------------------
 96:9                  $25,000                    $25,000               $25,000
   10                  $25,096                    $25,128               $25,138
   11                  $25,249                    $25,280               $25,293
   12                  $25,294                    $25,334               $25,334
 97:1                  $25,412                    $25,480               $25,422
    2                  $25,474                    $25,562               $25,532
    3                  $25,449                    $25,550               $25,465
    4                  $25,528                    $25,652               $25,552
    5                  $25,661                    $25,781               $25,708
    6                  $25,761                    $25,884               $25,839
    7                  $25,880                    $26,042               $26,048
    8                  $25,914                    $26,075               $26,048
    9                  $26,044                    $26,210               $26,225
   10                  $26,123                    $26,311               $26,320
   11                  $26,178                    $26,392               $26,399
   12                  $26,295                    $26,510               $26,541
 98:1                  $26,414                    $26,649               $26,677
    2                  $26,496                    $26,741               $26,741
    3                  $26,555                    $26,818               $26,797
    4                  $26,593                    $26,850               $26,797
    5                  $26,709                    $26,990               $26,963
    6                  $26,770                    $27,090               $27,055
    7                  $26,869                    $27,182               $27,141
    8                  $26,991                    $27,346               $27,337
    9                  $27,091                    $27,477               $27,479
   10                  $27,187                    $27,606               $27,572
   11                  $27,266                    $27,689               $27,625
   12                  $27,332                    $27,767               $27,716
 99:1                  $27,469                    $27,922               $27,865
    2                  $27,567                    $28,022               $27,868
    3                  $27,605                    $28,046               $27,907
    4                  $27,660                    $28,111               $27,977
    5                  $27,705                    $28,165               $27,988
    6                  $27,700                    $28,140               $27,890
    7                  $27,769                    $28,242               $27,980
    8                  $27,801                    $28,310               $27,982
    9                  $27,879                    $28,405               $28,049
   10                  $27,906                    $28,468               $28,058
   11                  $28,014                    $28,555               $28,153
   12                  $28,033                    $28,579               $28,156
 00:1                  $28,118                    $28,688               $28,173
    2                  $28,185                    $28,774               $28,277
    3                  $28,299                    $28,899               $28,413
    4                  $28,341                    $28,968               $28,441
    5                  $28,374                    $29,016               $28,473
    6                  $28,601                    $29,254               $28,706
    7                  $28,741                    $29,418               $28,881
    8                  $28,881                    $29,568               $29,034
    9                  $28,930                    $29,634               $29,101
   10                  $29,047                    $29,774               $29,223
   11                  $29,137                    $29,886               $29,323
   12                  $29,347                    $30,109               $29,560
 01:1                  $29,609                    $30,466               $29,809
    2                  $29,706                    $30,567               $29,916
    3                  $29,842                    $30,725               $30,068
    4                  $29,892                    $30,783               $30,089
    5                  $30,079                    $31,002               $30,282
    6                  $30,169                    $31,123               $30,403
    7                  $30,335                    $31,260               $30,570
    8                  $30,522                    $31,447               $30,778
    9                  $30,660                    $31,601               $30,864
   10                  $30,796                    $31,739               $30,994
   11                  $30,786                    $31,768               $30,938
   12                  $30,847                    $31,847               $30,963
 02:1                  $31,072                    $32,105               $31,139
    2                  $31,225                    $32,220               $31,289
    3                  $30,981                    $31,995               $31,082
    4                  $31,230                    $32,239               $31,328
    5                  $31,383                    $32,380               $31,441
    6                  $31,576                    $32,539               $31,607
    7                  $31,695                    $32,659               $31,746
    8                  $31,767                    $32,768               $31,870
    9                  $31,829                    $32,841               $32,001
   10                  $31,744                    $32,793               $31,865
   11                  $31,839                    $32,864               $31,925
   12                  $31,987                    $33,073               $32,168
 03:1                  $32,058                    $33,150               $32,221
    2                  $32,152                    $33,233               $32,379
    3                  $32,160                    $33,233               $32,342
    4                  $32,197                    $33,272               $32,415
    5                  $32,359                    $33,379               $32,621
    6                  $32,341                    $33,422               $32,619
    7                  $32,191                    $33,408               $32,417
    8                  $32,246                    $33,452               $32,500
    9                  $32,456                    $33,609               $32,767
   10                  $32,461                    $33,572               $32,722
   11                  $32,511                    $33,604               $32,781
   12                  $32,581                    $33,640               $32,823
04:01                  $32,658                    $33,712               $32,899
    2                  $32,732                    $33,832               $33,055
    3                  $32,727                    $33,836               $32,987
    4                  $32,624                    $33,755               $32,765
    5                  $32,564                    $33,702               $32,711
    6                  $32,611                    $33,734               $32,739
    7                  $32,736                    $33,867               $32,873
    8                  $32,856                    $34,010               $33,060
    9                  $32,849                    $33,989               $33,076
   10                  $32,895                    $33,989               $33,119
   11                  $32,837                    $33,946               $33,040
   12                  $32,938                    $33,999               $33,145
05:01                  $32,965                    $34,025               $33,134
    2                  $32,912                    $34,021               $33,124
    3                  $32,866                    $33,994               $33,082
    4                  $33,006                    $34,060               $33,169
    5                  $33,040                    $34,102               $33,215
    6                  $33,153                    $34,243               $33,325
    7                  $33,164                    $34,264               $33,342
    8                  $33,255                    $34,320               $33,413
    9                  $33,296                    $34,383               $33,449
   10                  $33,289                    $34,393               $33,462
   11                  $33,307                    $34,417               $33,500
   12                  $33,409                    $34,506               $33,607
06:01                  $33,482                    $34,603               $33,692
    2                  $33,523                    $34,637               $33,752
    3                  $33,548                    $34,661               $33,776
    4                  $33,589                    $34,730               $33,845
    5                  $33,692                    $34,850               $33,954
    6                  $33,720                    $34,883               $33,964
    7                  $33,853                    $35,029               $34,105
    8                  $34,019                    $35,204               $34,270
    9                  $34,131                    $35,346               $34,387


--------------------------------------------------------------------------------
Short Duration California Municipal
--------------------------------------------------------------------------------

Growth of $25,000

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

            Short Duration       Lehman Brothers One-Year         Lipper
         California Municipal        Municipal Index            Short-Term
           (after all costs)        (before all costs)      Municipal Composite
     --------------------------------------------------------------------------
 96:9                  $25,000                    $25,000               $25,000
   10                  $25,117                    $25,128               $25,138
   11                  $25,252                    $25,280               $25,293
   12                  $25,295                    $25,334               $25,334
 97:1                  $25,392                    $25,480               $25,422
    2                  $25,450                    $25,562               $25,532
    3                  $25,444                    $25,550               $25,465
    4                  $25,521                    $25,652               $25,552
    5                  $25,612                    $25,781               $25,708
    6                  $25,710                    $25,884               $25,839
    7                  $25,846                    $26,042               $26,048
    8                  $25,874                    $26,075               $26,048
    9                  $25,973                    $26,210               $26,225
   10                  $26,043                    $26,311               $26,320
   11                  $26,092                    $26,392               $26,399
   12                  $26,206                    $26,510               $26,541
 98:1                  $26,318                    $26,649               $26,677
    2                  $26,396                    $26,741               $26,741
    3                  $26,450                    $26,818               $26,797
    4                  $26,461                    $26,850               $26,797
    5                  $26,570                    $26,990               $26,963
    6                  $26,650                    $27,090               $27,055
    7                  $26,774                    $27,182               $27,141
    8                  $26,891                    $27,346               $27,337
    9                  $27,006                    $27,477               $27,479
   10                  $27,122                    $27,606               $27,572
   11                  $27,200                    $27,689               $27,625
   12                  $27,229                    $27,767               $27,716
 99:1                  $27,363                    $27,922               $27,865
    2                  $27,439                    $28,022               $27,868
    3                  $27,452                    $28,046               $27,907
    4                  $27,523                    $28,111               $27,977
    5                  $27,539                    $28,165               $27,988
    6                  $27,530                    $28,140               $27,890
    7                  $27,622                    $28,242               $27,980
    8                  $27,671                    $28,310               $27,982
    9                  $27,789                    $28,405               $28,049
   10                  $27,816                    $28,468               $28,058
   11                  $27,877                    $28,555               $28,153
   12                  $27,873                    $28,579               $28,156
 00:1                  $27,973                    $28,688               $28,173
    2                  $28,081                    $28,774               $28,277
    3                  $28,184                    $28,899               $28,413
    4                  $28,195                    $28,968               $28,441
    5                  $28,265                    $29,016               $28,473
    6                  $28,489                    $29,254               $28,706
    7                  $28,625                    $29,418               $28,881
    8                  $28,788                    $29,568               $29,034
    9                  $28,863                    $29,634               $29,101
   10                  $28,978                    $29,774               $29,223
   11                  $29,071                    $29,886               $29,323
   12                  $29,233                    $30,109               $29,560
 01:1                  $29,509                    $30,466               $29,809
    2                  $29,600                    $30,567               $29,916
    3                  $29,714                    $30,725               $30,068
    4                  $29,717                    $30,783               $30,089
    5                  $29,901                    $31,002               $30,282
    6                  $29,989                    $31,123               $30,403
    7                  $30,128                    $31,260               $30,570
    8                  $30,259                    $31,447               $30,778
    9                  $30,343                    $31,601               $30,864
   10                  $30,444                    $31,739               $30,994
   11                  $30,486                    $31,768               $30,938
   12                  $30,522                    $31,847               $30,963
 02:1                  $30,721                    $32,105               $31,139
    2                  $30,772                    $32,220               $31,289
    3                  $30,598                    $31,995               $31,082
    4                  $30,765                    $32,239               $31,328
    5                  $30,864                    $32,380               $31,441
    6                  $30,951                    $32,539               $31,607
    7                  $31,032                    $32,659               $31,746
    8                  $31,138                    $32,768               $31,870
    9                  $31,214                    $32,841               $32,001
   10                  $31,092                    $32,793               $31,865
   11                  $31,125                    $32,864               $31,925
   12                  $31,321                    $33,073               $32,168
 03:1                  $31,372                    $33,150               $32,221
    2                  $31,471                    $33,233               $32,379
    3                  $31,490                    $33,233               $32,342
    4                  $31,513                    $33,272               $32,415
    5                  $31,660                    $33,379               $32,621
    6                  $31,626                    $33,422               $32,619
    7                  $31,463                    $33,408               $32,417
    8                  $31,527                    $33,452               $32,500
    9                  $31,723                    $33,609               $32,767
   10                  $31,689                    $33,572               $32,722
   11                  $31,754                    $33,604               $32,781
   12                  $31,796                    $33,640               $32,823
04:01                  $31,862                    $33,712               $32,899
    2                  $31,953                    $33,832               $33,055
    3                  $31,943                    $33,836               $32,987
    4                  $31,816                    $33,755               $32,765
    5                  $31,781                    $33,702               $32,711
    6                  $31,827                    $33,734               $32,739
    7                  $31,923                    $33,867               $32,873
    8                  $31,988                    $34,010               $33,060
    9                  $31,980                    $33,989               $33,076
   10                  $32,025                    $33,989               $33,119
   11                  $31,968                    $33,946               $33,040
   12                  $32,039                    $33,999               $33,145
05:01                  $32,089                    $34,025               $33,134
    2                  $32,034                    $34,021               $33,124
    3                  $31,984                    $33,994               $33,082
    4                  $32,089                    $34,060               $33,169
    5                  $32,121                    $34,102               $33,215
    6                  $32,249                    $34,243               $33,325
    7                  $32,250                    $34,264               $33,342
    8                  $32,305                    $34,320               $33,413
    9                  $32,334                    $34,383               $33,449
   10                  $32,344                    $34,393               $33,462
   11                  $32,351                    $34,417               $33,500
   12                  $32,414                    $34,506               $33,607
06:01                  $32,501                    $34,603               $33,692
    2                  $32,530                    $34,637               $33,752
    3                  $32,543                    $34,661               $33,776
    4                  $32,601                    $34,730               $33,845
    5                  $32,691                    $34,850               $33,954
    6                  $32,686                    $34,883               $33,964
    7                  $32,831                    $35,029               $34,105
    8                  $32,983                    $35,204               $34,270
    9                  $33,085                    $35,346               $34,387

--------------------------------------------------------------------------------
Short Duration New York Municipal
--------------------------------------------------------------------------------

Growth of $25,000

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

            Short Duration       Lehman Brothers One-Year         Lipper
          New York Municipal         Municipal Index            Short-Term
           (after all costs)        (before all costs)      Municipal Composite
     --------------------------------------------------------------------------
 96:9                  $25,000                    $25,000               $25,000
   10                  $25,126                    $25,128               $25,138
   11                  $25,251                    $25,280               $25,293
   12                  $25,282                    $25,334               $25,334
 97:1                  $25,389                    $25,480               $25,422
    2                  $25,454                    $25,562               $25,532
    3                  $25,434                    $25,550               $25,465
    4                  $25,520                    $25,652               $25,552
    5                  $25,622                    $25,781               $25,708
    6                  $25,728                    $25,884               $25,839
    7                  $25,852                    $26,042               $26,048
    8                  $25,868                    $26,075               $26,048
    9                  $25,999                    $26,210               $26,225
   10                  $26,080                    $26,311               $26,320
   11                  $26,134                    $26,392               $26,399
   12                  $26,231                    $26,510               $26,541
 98:1                  $26,354                    $26,649               $26,677
    2                  $26,417                    $26,741               $26,741
    3                  $26,479                    $26,818               $26,797
    4                  $26,499                    $26,850               $26,797
    5                  $26,615                    $26,990               $26,963
    6                  $26,698                    $27,090               $27,055
    7                  $26,779                    $27,182               $27,141
    8                  $26,901                    $27,346               $27,337
    9                  $27,001                    $27,477               $27,479
   10                  $27,098                    $27,606               $27,572
   11                  $27,161                    $27,689               $27,625
   12                  $27,219                    $27,767               $27,716
 99:1                  $27,360                    $27,922               $27,865
    2                  $27,420                    $28,022               $27,868
    3                  $27,481                    $28,046               $27,907
    4                  $27,521                    $28,111               $27,977
    5                  $27,550                    $28,165               $27,988
    6                  $27,529                    $28,140               $27,890
    7                  $27,608                    $28,242               $27,980
    8                  $27,649                    $28,310               $27,982
    9                  $27,714                    $28,405               $28,049
   10                  $27,749                    $28,468               $28,058
   11                  $27,844                    $28,555               $28,153
   12                  $27,845                    $28,579               $28,156
 00:1                  $27,917                    $28,688               $28,173
    2                  $28,006                    $28,774               $28,277
    3                  $28,096                    $28,899               $28,413
    4                  $28,142                    $28,968               $28,441
    5                  $28,196                    $29,016               $28,473
    6                  $28,404                    $29,254               $28,706
    7                  $28,541                    $29,418               $28,881
    8                  $28,655                    $29,568               $29,034
    9                  $28,723                    $29,634               $29,101
   10                  $28,833                    $29,774               $29,223
   11                  $28,945                    $29,886               $29,323
   12                  $29,176                    $30,109               $29,560
 01:1                  $29,409                    $30,466               $29,809
    2                  $29,505                    $30,567               $29,916
    3                  $29,662                    $30,725               $30,068
    4                  $29,661                    $30,783               $30,089
    5                  $29,865                    $31,002               $30,282
    6                  $29,949                    $31,123               $30,403
    7                  $30,088                    $31,260               $30,570
    8                  $30,262                    $31,447               $30,778
    9                  $30,318                    $31,601               $30,864
   10                  $30,473                    $31,739               $30,994
   11                  $30,458                    $31,768               $30,938
   12                  $30,490                    $31,847               $30,963
 02:1                  $30,714                    $32,105               $31,139
    2                  $30,817                    $32,220               $31,289
    3                  $30,645                    $31,995               $31,082
    4                  $30,812                    $32,239               $31,328
    5                  $30,917                    $32,380               $31,441
    6                  $31,029                    $32,539               $31,607
    7                  $31,119                    $32,659               $31,746
    8                  $31,212                    $32,768               $31,870
    9                  $31,272                    $32,841               $32,001
   10                  $31,183                    $32,793               $31,865
   11                  $31,221                    $32,864               $31,925
   12                  $31,428                    $33,073               $32,168
 03:1                  $31,465                    $33,150               $32,221
    2                  $31,575                    $33,233               $32,379
    3                  $31,551                    $33,233               $32,342
    4                  $31,608                    $33,272               $32,415
    5                  $31,791                    $33,379               $32,621
    6                  $31,768                    $33,422               $32,619
    7                  $31,607                    $33,408               $32,417
    8                  $31,676                    $33,452               $32,500
    9                  $31,873                    $33,609               $32,767
   10                  $31,868                    $33,572               $32,722
   11                  $31,938                    $33,604               $32,781
   12                  $31,992                    $33,640               $32,823
04:01                  $32,045                    $33,712               $32,899
    2                  $32,145                    $33,832               $33,055
    3                  $32,116                    $33,836               $32,987
    4                  $31,988                    $33,755               $32,765
    5                  $31,953                    $33,702               $32,711
    6                  $31,999                    $33,734               $32,739
    7                  $32,099                    $33,867               $32,873
    8                  $32,220                    $34,010               $33,060
    9                  $32,242                    $33,989               $33,076
   10                  $32,264                    $33,989               $33,119
   11                  $32,238                    $33,946               $33,040
   12                  $32,314                    $33,999               $33,145
05:01                  $32,394                    $34,025               $33,134
    2                  $32,312                    $34,021               $33,124
    3                  $32,262                    $33,994               $33,082
    4                  $32,425                    $34,060               $33,169
    5                  $32,482                    $34,102               $33,215
    6                  $32,588                    $34,243               $33,325
    7                  $32,565                    $34,264               $33,342
    8                  $32,651                    $34,320               $33,413
    9                  $32,683                    $34,383               $33,449
   10                  $32,669                    $34,393               $33,462
   11                  $32,709                    $34,417               $33,500
   12                  $32,806                    $34,506               $33,607
06:01                  $32,874                    $34,603               $33,692
    2                  $32,909                    $34,637               $33,752
    3                  $32,930                    $34,661               $33,776
    4                  $32,968                    $34,730               $33,845
    5                  $33,068                    $34,850               $33,954
    6                  $33,091                    $34,883               $33,964
    7                  $33,242                    $35,029               $34,105
    8                  $33,403                    $35,204               $34,270
    9                  $33,505                    $35,346               $34,387

--------------------------------------------------------------------------------
Diversified Municipal
--------------------------------------------------------------------------------

Growth of $25,000

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                                 Lehman Brothers Five-Year        Lipper
         Diversified Municipal        GO Muni Index            Intermediate
           (after all costs)        (before all costs)      Municipal Composite
      -------------------------------------------------------------------------
 96:9                  $25,000                    $25,000               $25,000
   10                  $25,205                    $25,233               $25,240
   11                  $25,576                    $25,583               $25,616
   12                  $25,510                    $25,545               $25,539
 97:1                  $25,605                    $25,614               $25,593
    2                  $25,760                    $25,796               $25,780
    3                  $25,552                    $25,504               $25,512
    4                  $25,706                    $25,632               $25,637
    5                  $25,970                    $25,911               $25,942
    6                  $26,163                    $26,139               $26,175
    7                  $26,643                    $26,612               $26,746
    8                  $26,501                    $26,471               $26,526
    9                  $26,738                    $26,709               $26,800
   10                  $26,834                    $26,872               $26,923
   11                  $26,923                    $26,958               $27,023
   12                  $27,215                    $27,201               $27,360
 98:1                  $27,405                    $27,440               $27,590
    2                  $27,442                    $27,473               $27,601
    3                  $27,462                    $27,520               $27,601
    4                  $27,418                    $27,388               $27,455
    5                  $27,666                    $27,714               $27,842
    6                  $27,748                    $27,800               $27,920
    7                  $27,823                    $27,900               $27,967
    8                  $28,101                    $28,276               $28,376
    9                  $28,338                    $28,565               $28,682
   10                  $28,392                    $28,625               $28,674
   11                  $28,409                    $28,665               $28,725
   12                  $28,473                    $28,791               $28,823
 99:1                  $28,771                    $29,082               $29,151
    2                  $28,725                    $29,047               $28,985
    3                  $28,747                    $29,088               $28,959
    4                  $28,822                    $29,172               $29,037
    5                  $28,743                    $29,073               $28,863
    6                  $28,494                    $28,750               $28,450
    7                  $28,589                    $28,902               $28,581
    8                  $28,543                    $28,902               $28,438
    9                  $28,556                    $29,004               $28,450
   10                  $28,436                    $28,940               $28,242
   11                  $28,668                    $29,093               $28,479
   12                  $28,602                    $28,997               $28,345
 00:1                  $28,554                    $28,984               $28,212
    2                  $28,700                    $29,073               $28,427
    3                  $29,083                    $29,334               $28,828
    4                  $29,029                    $29,276               $28,712
    5                  $28,949                    $29,264               $28,580
    6                  $29,452                    $29,805               $29,177
    7                  $29,733                    $30,130               $29,504
    8                  $30,040                    $30,446               $29,864
    9                  $29,996                    $30,396               $29,775
   10                  $30,232                    $30,611               $29,998
   11                  $30,366                    $30,730               $30,139
   12                  $30,835                    $31,224               $30,772
 01:1                  $31,173                    $31,764               $31,110
    2                  $31,265                    $31,840               $31,201
    3                  $31,533                    $32,095               $31,444
    4                  $31,356                    $31,925               $31,129
    5                  $31,674                    $32,241               $31,438
    6                  $31,829                    $32,383               $31,639
    7                  $32,151                    $32,745               $32,018
    8                  $32,541                    $33,184               $32,502
    9                  $32,585                    $33,267               $32,450
   10                  $32,837                    $33,513               $32,752
   11                  $32,672                    $33,265               $32,395
   12                  $32,528                    $33,092               $32,152
 02:1                  $32,920                    $33,622               $32,615
    2                  $33,197                    $33,995               $32,990
    3                  $32,741                    $33,312               $32,383
    4                  $33,227                    $34,058               $33,011
    5                  $33,391                    $34,283               $33,193
    6                  $33,684                    $34,656               $33,535
    7                  $33,985                    $35,033               $33,927
    8                  $34,242                    $35,362               $34,249
    9                  $34,676                    $35,819               $34,869
   10                  $34,275                    $35,464               $34,312
   11                  $34,194                    $35,418               $34,157
   12                  $34,735                    $36,070               $34,874
 03:1                  $34,705                    $36,157               $34,716
    2                  $35,081                    $36,544               $35,207
    3                  $35,058                    $36,514               $35,190
    4                  $35,214                    $36,664               $35,405
    5                  $35,864                    $37,271               $36,123
    6                  $35,690                    $37,181               $35,954
    7                  $34,848                    $36,361               $34,845
    8                  $35,049                    $36,622               $35,105
    9                  $35,868                    $37,580               $35,995
   10                  $35,723                    $37,306               $35,795
   11                  $35,941                    $37,442               $36,090
   12                  $36,138                    $37,578               $36,302
04:01                  $36,288                    $37,746               $36,426
    2                  $36,713                    $38,244               $36,943
    3                  $36,555                    $38,095               $36,694
    4                  $35,921                    $37,322               $35,911
    5                  $35,808                    $37,188               $35,846
    6                  $35,903                    $37,328               $35,934
    7                  $36,231                    $37,646               $36,292
    8                  $36,756                    $38,301               $36,873
    9                  $36,847                    $38,365               $36,976
   10                  $37,044                    $38,578               $37,185
   11                  $36,773                    $38,313               $36,860
   12                  $37,076                    $38,674               $37,213
05:01                  $37,172                    $38,658               $37,368
    2                  $37,026                    $38,477               $37,189
    3                  $36,781                    $38,244               $36,898
    4                  $37,221                    $38,711               $37,376
    5                  $37,344                    $38,836               $37,563
    6                  $37,519                    $38,990               $37,733
    7                  $37,353                    $38,792               $37,523
    8                  $37,585                    $39,036               $37,823
    9                  $37,443                    $38,945               $37,627
   10                  $37,308                    $38,783               $37,416
   11                  $37,410                    $38,895               $37,551
   12                  $37,623                    $39,088               $37,801
06:01                  $37,700                    $39,176               $37,888
    2                  $37,794                    $39,261               $38,038
    3                  $37,607                    $39,107               $37,798
    4                  $37,647                    $39,178               $37,791
    5                  $37,780                    $39,318               $37,959
    6                  $37,673                    $39,156               $37,802
    7                  $37,990                    $39,500               $38,183
    8                  $38,398                    $39,941               $38,660
    9                  $38,612                    $40,154               $38,879


--------------------------------------------------------------------------------
California Municipal
--------------------------------------------------------------------------------

Growth of $25,000

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                                Lehman Brothers Five-Year           Lipper
         California Municipal         GO Muni Index         Intermediate California
          (after all costs)        (before all costs)         Municipal Composite
     ------------------------------------------------------------------------------
 96:9                 $25,000                     $25,000                   $25,000
   10                 $25,222                     $25,233                   $25,255
   11                 $25,569                     $25,583                   $25,657
   12                 $25,515                     $25,545                   $25,562
 97:1                 $25,586                     $25,614                   $25,610
    2                 $25,735                     $25,796                   $25,774
    3                 $25,507                     $25,504                   $25,529
    4                 $25,638                     $25,632                   $25,649
    5                 $25,915                     $25,911                   $25,985
    6                 $26,126                     $26,139                   $26,222
    7                 $26,636                     $26,612                   $26,827
    8                 $26,493                     $26,471                   $26,602
    9                 $26,705                     $26,709                   $26,868
   10                 $26,796                     $26,872                   $26,941
   11                 $26,883                     $26,958                   $27,051
   12                 $27,133                     $27,201                   $27,376
 98:1                 $27,357                     $27,440                   $27,633
    2                 $27,411                     $27,473                   $27,672
    3                 $27,389                     $27,520                   $27,625
    4                 $27,325                     $27,388                   $27,467
    5                 $27,628                     $27,714                   $27,846
    6                 $27,709                     $27,800                   $27,919
    7                 $27,782                     $27,900                   $28,002
    8                 $28,094                     $28,276                   $28,422
    9                 $28,405                     $28,565                   $28,843
   10                 $28,433                     $28,625                   $28,803
   11                 $28,508                     $28,665                   $28,881
   12                 $28,523                     $28,791                   $28,892
 99:1                 $28,811                     $29,082                   $29,230
    2                 $28,740                     $29,047                   $29,093
    3                 $28,777                     $29,088                   $29,136
    4                 $28,809                     $29,172                   $29,160
    5                 $28,667                     $29,073                   $28,982
    6                 $28,442                     $28,750                   $28,570
    7                 $28,553                     $28,902                   $28,727
    8                 $28,484                     $28,902                   $28,601
    9                 $28,577                     $29,004                   $28,704
   10                 $28,436                     $28,940                   $28,460
   11                 $28,644                     $29,093                   $28,713
   12                 $28,505                     $28,997                   $28,507
 00:1                 $28,520                     $28,984                   $28,524
    2                 $28,749                     $29,073                   $28,763
    3                 $29,145                     $29,334                   $29,212
    4                 $28,983                     $29,276                   $29,040
    5                 $29,004                     $29,264                   $29,031
    6                 $29,491                     $29,805                   $29,658
    7                 $29,765                     $30,130                   $30,002
    8                 $30,172                     $30,446                   $30,467
    9                 $30,131                     $30,396                   $30,348
   10                 $30,306                     $30,611                   $30,542
   11                 $30,479                     $30,730                   $30,692
   12                 $30,937                     $31,224                   $31,241
 01:1                 $31,263                     $31,764                   $31,638
    2                 $31,329                     $31,840                   $31,676
    3                 $31,476                     $32,095                   $31,825
    4                 $31,209                     $31,925                   $31,354
    5                 $31,516                     $32,241                   $31,768
    6                 $31,639                     $32,383                   $31,962
    7                 $31,950                     $32,745                   $32,342
    8                 $32,415                     $33,184                   $32,950
    9                 $32,338                     $33,267                   $32,864
   10                 $32,623                     $33,513                   $33,206
   11                 $32,497                     $33,265                   $32,924
   12                 $32,350                     $33,092                   $32,644
 02:1                 $32,706                     $33,622                   $33,150
    2                 $32,948                     $33,995                   $33,498
    3                 $32,446                     $33,312                   $32,798
    4                 $32,867                     $34,058                   $33,411
    5                 $33,088                     $34,283                   $33,675
    6                 $33,294                     $34,656                   $33,887
    7                 $33,550                     $35,033                   $34,240
    8                 $33,861                     $35,362                   $34,644
    9                 $34,366                     $35,819                   $35,362
   10                 $33,708                     $35,464                   $34,556
   11                 $33,713                     $35,418                   $34,524
   12                 $34,231                     $36,070                   $35,134
 03:1                 $34,139                     $36,157                   $34,897
    2                 $34,542                     $36,544                   $35,300
    3                 $34,557                     $36,514                   $35,299
    4                 $34,749                     $36,664                   $35,504
    5                 $35,351                     $37,271                   $36,198
    6                 $35,129                     $37,181                   $35,929
    7                 $34,326                     $36,361                   $34,885
    8                 $34,517                     $36,622                   $35,112
    9                 $35,190                     $37,580                   $35,952
   10                 $35,095                     $37,306                   $35,833
   11                 $35,303                     $37,442                   $36,115
   12                 $35,490                     $37,578                   $36,327
04:01                 $35,604                     $37,746                   $36,429
    2                 $36,035                     $38,244                   $36,929
    3                 $35,878                     $38,095                   $36,652
    4                 $35,207                     $37,322                   $35,880
    5                 $35,068                     $37,188                   $35,786
    6                 $35,230                     $37,328                   $35,937
    7                 $35,545                     $37,646                   $36,301
    8                 $36,029                     $38,301                   $36,871
    9                 $36,089                     $38,365                   $36,978
   10                 $36,326                     $38,578                   $37,209
   11                 $36,111                     $38,313                   $36,923
   12                 $36,402                     $38,674                   $37,266
05:01                 $36,598                     $38,658                   $37,463
    2                 $36,406                     $38,477                   $37,262
    3                 $36,145                     $38,244                   $36,969
    4                 $36,599                     $38,711                   $37,474
    5                 $36,717                     $38,836                   $37,607
    6                 $36,862                     $38,990                   $37,774
    7                 $36,702                     $38,792                   $37,560
    8                 $36,980                     $39,036                   $37,877
    9                 $36,841                     $38,945                   $37,673
   10                 $36,683                     $38,783                   $37,455
   11                 $36,782                     $38,895                   $37,603
   12                 $36,962                     $39,088                   $37,843
06:01                 $37,089                     $39,176                   $37,966
    2                 $37,180                     $39,261                   $38,126
    3                 $36,998                     $39,107                   $37,870
    4                 $36,984                     $39,178                   $37,829
    5                 $37,136                     $39,318                   $38,010
    6                 $37,028                     $39,156                   $37,852
    7                 $37,388                     $39,500                   $38,272
    8                 $37,782                     $39,941                   $38,771
    9                 $37,987                     $40,154                   $38,987

--------------------------------------------------------------------------------
New York Municipal
--------------------------------------------------------------------------------

Growth of $25,000

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                                Lehman Brothers Five-Year           Lipper
          New York Municipal          GO Muni Index          Intermediate New York
          (after all costs)        (before all costs)         Municipal Composite
     ------------------------------------------------------------------------------
 96:9                 $25,000                     $25,000                   $25,000
   10                 $25,229                     $25,233                   $25,228
   11                 $25,549                     $25,583                   $25,631
   12                 $25,499                     $25,545                   $25,536
 97:1                 $25,577                     $25,614                   $25,567
    2                 $25,752                     $25,796                   $25,764
    3                 $25,525                     $25,504                   $25,488
    4                 $25,681                     $25,632                   $25,621
    5                 $25,927                     $25,911                   $25,956
    6                 $26,124                     $26,139                   $26,208
    7                 $26,607                     $26,612                   $26,819
    8                 $26,445                     $26,471                   $26,585
    9                 $26,684                     $26,709                   $26,862
   10                 $26,801                     $26,872                   $26,956
   11                 $26,872                     $26,958                   $27,064
   12                 $27,167                     $27,201                   $27,413
 98:1                 $27,380                     $27,440                   $27,646
    2                 $27,399                     $27,473                   $27,654
    3                 $27,418                     $27,520                   $27,627
    4                 $27,316                     $27,388                   $27,444
    5                 $27,647                     $27,714                   $27,872
    6                 $27,752                     $27,800                   $27,964
    7                 $27,789                     $27,900                   $27,995
    8                 $28,131                     $28,276                   $28,421
    9                 $28,370                     $28,565                   $28,759
   10                 $28,442                     $28,625                   $28,750
   11                 $28,501                     $28,665                   $28,788
   12                 $28,582                     $28,791                   $28,900
 99:1                 $28,901                     $29,082                   $29,244
    2                 $28,812                     $29,047                   $29,074
    3                 $28,832                     $29,088                   $29,042
    4                 $28,888                     $29,172                   $29,115
    5                 $28,767                     $29,073                   $28,940
    6                 $28,473                     $28,750                   $28,517
    7                 $28,590                     $28,902                   $28,652
    8                 $28,543                     $28,902                   $28,534
    9                 $28,579                     $29,004                   $28,560
   10                 $28,438                     $28,940                   $28,317
   11                 $28,675                     $29,093                   $28,577
   12                 $28,572                     $28,997                   $28,435
 00:1                 $28,546                     $28,984                   $28,315
    2                 $28,740                     $29,073                   $28,542
    3                 $29,105                     $29,334                   $29,007
    4                 $29,006                     $29,276                   $28,856
    5                 $28,965                     $29,264                   $28,741
    6                 $29,491                     $29,805                   $29,396
    7                 $29,752                     $30,130                   $29,749
    8                 $30,059                     $30,446                   $30,153
    9                 $29,988                     $30,396                   $30,045
   10                 $30,227                     $30,611                   $30,327
   11                 $30,379                     $30,730                   $30,485
   12                 $30,914                     $31,224                   $31,174
 01:1                 $31,251                     $31,764                   $31,548
    2                 $31,296                     $31,840                   $31,595
    3                 $31,538                     $32,095                   $31,876
    4                 $31,379                     $31,925                   $31,593
    5                 $31,670                     $32,241                   $31,924
    6                 $31,798                     $32,383                   $32,106
    7                 $32,095                     $32,745                   $32,476
    8                 $32,483                     $33,184                   $32,992
    9                 $32,384                     $33,267                   $32,748
   10                 $32,682                     $33,513                   $33,052
   11                 $32,465                     $33,265                   $32,738
   12                 $32,319                     $33,092                   $32,483
 02:1                 $32,758                     $33,622                   $33,013
    2                 $33,081                     $33,995                   $33,432
    3                 $32,615                     $33,312                   $32,767
    4                 $33,101                     $34,058                   $33,432
    5                 $33,237                     $34,283                   $33,579
    6                 $33,530                     $34,656                   $33,908
    7                 $33,830                     $35,033                   $34,284
    8                 $34,134                     $35,362                   $34,637
    9                 $34,596                     $35,819                   $35,262
   10                 $34,191                     $35,464                   $34,726
   11                 $34,057                     $35,418                   $34,518
   12                 $34,673                     $36,070                   $35,239
 03:1                 $34,637                     $36,157                   $35,041
    2                 $35,039                     $36,544                   $35,548
    3                 $34,963                     $36,514                   $35,488
    4                 $35,141                     $36,664                   $35,733
    5                 $35,767                     $37,271                   $36,503
    6                 $35,615                     $37,181                   $36,266
    7                 $34,763                     $36,361                   $35,098
    8                 $34,965                     $36,622                   $35,388
    9                 $35,791                     $37,580                   $36,321
   10                 $35,621                     $37,306                   $36,087
   11                 $35,866                     $37,442                   $36,404
   12                 $36,043                     $37,578                   $36,626
04:01                 $36,197                     $37,746                   $36,701
    2                 $36,626                     $38,244                   $37,235
    3                 $36,442                     $38,095                   $36,905
    4                 $35,805                     $37,322                   $36,128
    5                 $35,668                     $37,188                   $36,073
    6                 $35,767                     $37,328                   $36,154
    7                 $36,127                     $37,646                   $36,524
    8                 $36,663                     $38,301                   $37,106
    9                 $36,732                     $38,365                   $37,204
   10                 $36,935                     $38,578                   $37,396
   11                 $36,669                     $38,313                   $37,036
   12                 $36,954                     $38,674                   $37,386
05:01                 $37,083                     $38,658                   $37,549
    2                 $36,941                     $38,477                   $37,359
    3                 $36,675                     $38,244                   $37,028
    4                 $37,151                     $38,711                   $37,531
    5                 $37,307                     $38,836                   $37,708
    6                 $37,489                     $38,990                   $37,875
    7                 $37,302                     $38,792                   $37,654
    8                 $37,568                     $39,036                   $37,954
    9                 $37,429                     $38,945                   $37,742
   10                 $37,243                     $38,783                   $37,493
   11                 $37,350                     $38,895                   $37,614
   12                 $37,596                     $39,088                   $37,868
06:01                 $37,677                     $39,176                   $37,953
    2                 $37,775                     $39,261                   $38,113
    3                 $37,590                     $39,107                   $37,854
    4                 $37,577                     $39,178                   $37,828
    5                 $37,740                     $39,318                   $38,000
    6                 $37,633                     $39,156                   $37,826
    7                 $37,955                     $39,500                   $38,215
    8                 $38,397                     $39,941                   $38,691
    9                 $38,587                     $40,154                   $38,897


      Each chart shows the growth of $25,000 for the 10-year period ending September 30, 2006, or if the Portfolio's inception date is less than 10 years ago, growth is shown from the first full month after its inception date.

* Portfolio, benchmark and Lipper returns are from the close of business on September 30, 1996 through the close of business on September 30, 2006.

       See Historical Performance and Benchmark Disclosures on pages 8-9.


--------------------------------------------------------------------------------
12     2006 Annual Report

--------------------------------------------------------------------------------
Fund Expenses--September 30, 2006

Fund Expenses--As a shareholder of the Fund, you incur two types of costs: (1) in the case of the Emerging Markets Portfolio only, transaction fees (1% of amounts invested or redeemed at the time of such purchase or redemption) and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses--The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes--The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                       BEGINNING           ENDING          EXPENSES     ANNUALIZED
                                                     ACCOUNT VALUE     ACCOUNT VALUE      PAID DURING    EXPENSE
                                                     APRIL 1, 2006   SEPTEMBER 30, 2006     PERIOD*       RATIO*
-------------------------------------------------------------------------------------------------------------------
Tax-Managed International Class Shares
Actual                                                  $ 1,000          $ 1,019.48          $ 5.77        1.14%
Hypothetical (5% return before expenses)                $ 1,000          $ 1,019.35          $ 5.77        1.14%
-------------------------------------------------------------------------------------------------------------------
International Class Shares
Actual                                                  $ 1,000          $ 1,021.81          $ 6.03        1.19%
Hypothetical (5% return before expenses)                $ 1,000          $ 1,019.10          $ 6.02        1.19%
-------------------------------------------------------------------------------------------------------------------
Emerging Markets Class Shares
Actual                                                  $ 1,000          $   978.88          $ 7.79        1.57%
Hypothetical (5% return before expenses)                $ 1,000          $ 1,017.20          $ 7.94        1.57%
-------------------------------------------------------------------------------------------------------------------
Intermediate Duration Class Shares
Actual                                                  $ 1,000          $ 1,034.59          $ 3.06        0.60%
Hypothetical (5% return before expenses)                $ 1,000          $ 1,022.06          $ 3.04        0.60%
-------------------------------------------------------------------------------------------------------------------
U.S. Government Short Duration Class Shares
Actual                                                  $ 1,000          $ 1,023.74          $ 4.01        0.79%
Hypothetical (5% return before expenses)                $ 1,000          $ 1,021.11          $ 4.00        0.79%
-------------------------------------------------------------------------------------------------------------------
Short Duration Diversified Municipal Class Shares
Actual                                                  $ 1,000          $ 1,017.55          $ 3.49        0.69%
Hypothetical (5% return before expenses)                $ 1,000          $ 1,021.61          $ 3.50        0.69%
-------------------------------------------------------------------------------------------------------------------
Short Duration California Municipal Class Shares
Actual                                                  $ 1,000          $ 1,016.78          $ 3.99        0.79%
Hypothetical (5% return before expenses)                $ 1,000          $ 1,021.36          $ 4.00        0.79%
-------------------------------------------------------------------------------------------------------------------
Short Duration New York Municipal Class Shares
Actual                                                  $ 1,000          $ 1,017.58          $ 3.74        0.74%
Hypothetical (5% return before expenses)                $ 1,000          $ 1,021.36          $ 3.75        0.74%
-------------------------------------------------------------------------------------------------------------------
Diversified Municipal Class Shares
Actual                                                  $ 1,000          $ 1,026.88          $ 3.00        0.59%
Hypothetical (5% return before expenses)                $ 1,000          $ 1,022.11          $ 2.99        0.59%
-------------------------------------------------------------------------------------------------------------------
California Municipal Class Shares
Actual                                                  $ 1,000          $ 1,026.89          $ 3.20        0.63%
Hypothetical (5% return before expenses)                $ 1,000          $ 1,021.91          $ 3.19        0.63%
-------------------------------------------------------------------------------------------------------------------
New York Municipal Class Shares
Actual                                                  $ 1,000          $ 1,026.70          $ 3.15        0.62%
Hypothetical (5% return before expenses)                $ 1,000          $ 1,021.96          $ 3.14        0.62%
-------------------------------------------------------------------------------------------------------------------
Short Duration Plus Class Shares
Actual                                                  $ 1,000          $ 1,026.48          $ 3.25        0.64%
Hypothetical (5% return before expenses)                $ 1,000          $ 1,021.86          $ 3.24        0.64%

* Expenses are equal to each Class's annualized expense ratio, shown in the table above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period).


--------------------------------------------------------------------------------
                                                       2006 Annual Report     13

--------------------------------------------------------------------------------
Portfolio Summary--September 30, 2006

Foreign Stock Portfolios

--------------------------------------------------------------------------------
Tax-Managed International
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                          Country Breakdown(1)

            United Kingdom                             20.3%
            Australia                                   0.9%
            Canada                                      1.1%
            Ireland                                     2.1%
            Switzerland                                11.4%
            Hong Kong                                   1.2%
            Germany                                     7.6%
            Netherlands                                 5.1%
            Belgium                                     0.9%
            Sweden                                      1.3%
            Japan                                      22.3%
            Spain                                       3.1%
            Italy                                       4.5%
            France                                     17.0%
            Other                                       1.2%

                          Sector Breakdown(1)

            Financial                                  39.2%
            Capital Equipment                          10.0
            Consumer Staples                            8.5
            Energy                                      8.0
            Technology/Electronics                      7.7
            Industrial Commodities                      7.7
            Medical                                     6.1
            Construction & Housing                      4.3
            Utilities                                   2.7
            Consumer Cyclicals                          2.5
            Telecommunications                          1.8
            Transportation                              1.5

--------------------------------------------------------------------------------
International
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                         Country Breakdown(1)

            United Kingdom                             19.9%
            Australia                                   1.1%
            Canada                                      1.0%
            Ireland                                     1.0%
            Switzerland                                11.6%
            Hong Kong                                   1.2%
            Germany                                     8.3%
            Netherlands                                 5.8%
            Belgium                                     0.9%
            Sweden                                      0.6%
            Japan                                      23.0%
            Spain                                       2.8%
            Italy                                       4.8%
            France                                     16.8%
            Other                                       1.2%

                          Sector Breakdown(1)

            Financial                                  38.2%
            Capital Equipment                           9.6
            Industrial Commodities                      8.7
            Energy                                      8.1
            Medical                                     7.5
            Technology/Electronics                      7.5
            Consumer Staples                            7.4
            Construction & Housing                      4.0
            Consumer Cyclicals                          3.1
            Utilities                                   2.6
            Telecommunications                          1.7
            Transportation                              1.6

--------------------------------------------------------------------------------
Emerging Markets
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                         Country Breakdown(1)

            South Korea                                17.3%
            Brazil                                     14.1%
            Taiwan                                     12.7%
            South Africa                                8.4%
            Mexico                                      5.4%
            India                                       7.7%
            China                                      10.2%
            Turkey                                      2.3%
            Thailand                                    2.8%
            Indonesia                                   2.6%
            Hungary                                     1.6%
            Israel                                      4.2%
            Russia                                      6.1%
            Chile                                       1.1%
            Other                                       3.5%

                          Sector Breakdown(1)

            Financial                                  21.6%
            Energy                                     17.3
            Information Technology                     16.3
            Materials                                  13.2
            Telecommunication Services                 10.4
            Consumer Discretionary                      7.2
            Industrials                                 5.2
            Consumer Staples                            4.1
            Health Care                                 2.7
            Utilities                                   2.0

(1) All data as of September 30, 2006. The Portfolios' sector and country breakdowns are expressed as a percentage of each Portfolio's total long-term investments and may vary over time. Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Schedule of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolios' prospectus.


--------------------------------------------------------------------------------
14    Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------
Portfolio Summary--September 30, 2006 (continued)

Taxable Bond Portfolios

--------------------------------------------------------------------------------
Intermediate Duration
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                       Security Type Breakdown(1)

            Federal National Mortgage Association      29.8%
            Corporate Bonds                            12.5%
            U.S. Treasury Securities                    5.0%
            Commercial Mortgage Backed Securities       6.4%
            Asset-Backed Securities                     3.7%
            Sovereign Debt                             15.1%
            Federal Home Loan Mortgage Corporation      2.2%
            Collateralized Mortgage Obligations         3.3%
            Bank Loans                                  2.3%
            Government National Mortgage Securities     1.4%
            Short Term                                 18.3%

--------------------------------------------------------------------------------
Short Duration Plus
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                       Security Type Breakdown(1)

            Federal National Mortgage Association      16.2%
            U.S. Treasury Securities                    4.9%
            Corporate Bonds                            25.5%
            Commercial Mortgage-Back Securities         6.7%
            Collateralized Mortgage Obligations        13.2%
            Federal Home Loan Mortgage Corporation     12.8%
            Short-Term                                  1.7%
            Asset-Backed Securities                    11.6%
            Government National Mortgage Association    0.3%
            Federal Home Loan Bank                      7.1%

--------------------------------------------------------------------------------
U.S. Government Short Duration
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                       Security Type Breakdown(1)

            U.S. Treasury Securities                  37.8%
            Federal National Mortgage Association     21.2%
            Federal Home Loan Mortgage Corporation     4.3%
            Federal Farm Credit Bank                   5.9%
            Federal Home Loan Bank                    23.0%
            Collateralized Mortgage Obligations        3.9%
            Asset-Backed Securities                    0.6%
            Short-Term                                 3.3%

1. All data are as of September 30, 2006. The Portfolios' security type breakdowns are expressed as a percentage of each Portfolio's total investments and may vary over time.


--------------------------------------------------------------------------------
                                                        2006 Annual Report    15

--------------------------------------------------------------------------------
Portfolio Summary--September 30, 2006 (continued)

Municipal Bond Portfolios (Short Duration)

--------------------------------------------------------------------------------
Short Duration Diversified Municipal
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                               State Breakdown(1)

            Texas                                      11.3%
            Florida                                    14.9%
            California                                  2.9%
            Nevada                                      3.1%
            Pennsylvania                                8.4%
            New York                                    7.1%
            New Jersey                                  6.4%
            Massachusetts                               3.8%
            Maryland                                    3.6%
            Virginia                                    4.6%
            Missouri                                    4.0%
            Colorado                                    3.3%
            New Mexico                                  3.8%
            Federal Agency (Short-Term Investments)     3.4%
            Indiana                                     3.1%
            Minnesota                                   2.4%
            Other                                      13.9%

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                      Quality Rating Breakdown(1)

            AAA                                        52.5%
            AA                                         31.9%
            A                                           4.3%
            BBB                                         5.2%
            BB                                          6.1%

--------------------------------------------------------------------------------
Short Duration California Municipal
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                           State Breakdown(1)

            California                                 80.7%
            Puerto Rico                                 7.9%
            Florida                                     3.2%
            Texas                                       0.5%
            Virginia                                    0.7%
            Delaware                                    0.5%
            Guam                                        0.4%
            Indiana                                     0.3%
            Nevada                                      0.2%
            Federal Agency (Short-Term Investments)     5.6%

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                      Quality Rating Breakdown(1)

            AAA                                        75.7%
            AA                                         11.4%
            A                                           3.3%
            BBB                                         3.3%
            BB                                          6.3%

--------------------------------------------------------------------------------
Short Duration New York Municipal
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                               State Breakdown(1)

            New York                                   86.4%
            Puerto Rico                                 7.2%
            Guam                                        0.6%
            Nevada                                      0.1%
            California                                  0.3%
            Delaware                                    0.7%
            Florida                                     3.8%
            Virginia                                    0.5%
            Arizona                                     0.3%
            Illinois                                    0.1%

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                      Quality Rating Breakdown(1)

            AAA                                        68.4%
            AA                                          8.5%
            A                                          14.1%
            BBB                                         2.7%
            BB                                          6.3%

(1) All data are as of September 30, 2006. The Portfolios' quality rating and state breakdowns are expressed as a percentage of each Portfolio's total investments and may vary over time. The quality ratings are determined by using Standard & Poor's Ratings Services and Moody's Investors Services, Inc.


--------------------------------------------------------------------------------
16    Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------
Portfolio Summary--September 30, 2006 (continued)

Municipal Bond Portfolios (Intermediate Duration)

--------------------------------------------------------------------------------
Diversified Municipal
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                           State Breakdown(1)

            New York                                   10.0%
            Texas                                       9.0%
            Florida                                     7.7%
            California                                  6.4%
            New Jersey                                  6.6%
            Massachusetts                               7.1%
            Washington                                  4.9%
            Pennsylvania                                4.5%
            Illinois                                    4.7%
            Hawaii                                      3.0%
            Maryland                                    2.5%
            Oklahoma                                    2.1%
            Virginia                                    2.2%
            North Carolina                              2.7%
            Michigan                                    2.3%
            Other                                      24.3%

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                      Quality Rating Breakdown(1)

            AAA                                        70.5%
            AA                                         16.0%
            A                                           4.6%
            BBB                                         3.0%
            BB                                          5.8%
            CCC                                         0.1%

--------------------------------------------------------------------------------
California Municipal
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                           State Breakdown(1)

            California                                 84.0%
            Puerto Rico                                 7.0%
            Florida                                     3.2%
            New York                                    2.1%
            Nevada                                      0.5%
            Virginia                                    0.5%
            Guam                                        0.4%
            Illinois                                    0.4%
            North Carolina                              0.3%
            Pennsylvania                                0.3%
            Trust Territories                           0.2%
            Ohio                                        0.2%
            West Virginia                               0.2%
            Indiana                                     0.2%
            Other                                       0.5%

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                      Quality Rating Breakdown(1)

            AAA                                        68.9%
            AA                                         11.6%
            A                                           9.4%
            BBB                                         4.2%
            BB                                          5.9%

--------------------------------------------------------------------------------
New York Municipal
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                               State Breakdown(1)

            New York                                   86.6%
            Puerto Rico                                 5.7%
            Florida                                     3.6%
            California                                  0.6%
            Nevada                                      0.5%
            Virginia                                    0.6%
            Ohio                                        0.4%
            Guam                                        0.4%
            North Carolina                              0.3%
            Colorado                                    0.3%
            Illinois                                    0.3%
            Pennsylvania                                0.2%
            West Virginia                               0.1%
            Arizona                                     0.1%
            South Carolina                              0.1%
            Indiana                                     0.2%

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                           Quality Rating Breakdown(1)

            AAA                                        69.1%
            AA                                         19.4%
            A                                           2.0%
            BBB                                         3.4%
            BB                                          5.6%
            B                                           0.5%

(1) All data are as of September 30, 2006. The Portfolios' quality rating and state breakdowns are expressed as a percentage of each Portfolio's total investments and may vary over time. The quality ratings are determined by using Standard & Poor's Ratings Services and Moody's Investors Services, Inc.


--------------------------------------------------------------------------------
                                                         2006 Annual Report   17

--------------------------------------------------------------------------------
Statements of Assets and Liabilities--September 30, 2006

                                                                                  TAX-MANAGED
                                                                                 INTERNATIONAL             INTERNATIONAL
                                                                                   PORTFOLIO                 PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments in securities at value (including investments of cash
      collateral for securities loaned of: International, $864,755,000)         $  7,246,161,726         $   4,231,669,496(a)
  Foreign currency at value(b)                                                       181,427,675(c)             48,827,467(c)
  Cash in bank                                                                               906                       524
  Receivables:
      Interest                                                                             6,978                    12,050
      Dividends                                                                       14,336,401                 6,260,347
      Investment securities sold and foreign currency transactions                   118,951,693                86,572,073
      Capital shares sold                                                             17,496,090                 6,114,287
      Foreign withholding tax reclaims                                                 5,063,340                   786,820
      Margin due from broker on futures contracts                                         18,715                    28,594
                                                                                ----------------         -----------------
  Total assets                                                                     7,583,463,524             4,380,271,658
                                                                                ----------------         -----------------

LIABILITIES
  Payable for collateral on securities lending at value                                        0               864,755,000
  Payables:
      Investment securities purchased and foreign currency transactions               54,616,068                56,481,551
      Capital shares redeemed                                                          2,534,924                 2,383,314
      Management fee                                                                   5,050,155                 2,447,964
      Shareholder servicing and administration fee                                     1,529,430                   690,749
      Transfer Agent fee                                                                  54,803                    55,400
      Distribution fee payable                                                             3,054                    24,831
      Accrued expenses                                                                   452,031                   228,089
      Foreign capital gains taxes                                                              0                         0
                                                                                ----------------         -----------------
  Total liabilities                                                                   64,240,465               927,066,898
                                                                                ----------------         -----------------
  NET ASSETS(d)                                                                 $  7,519,223,059         $   3,453,204,760
                                                                                ================         =================
  Cost of investments (including cash collateral on securities loaned)          $  5,531,951,348         $   3,559,539,995
                                                                                ================         =================
  SHARES OF CAPITAL STOCK OUTSTANDING
  NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE

NET ASSETS CONSIST OF:
  Capital stock, at par*                                                        $        276,449         $         127,120
  Additional paid-in capital                                                       4,846,225,694             2,359,179,683
  Undistributed net investment income                                                 96,491,963                43,277,752
  Accumulated net realized gain on investment
      and foreign currency transactions                                              861,433,984               378,548,220
  Unrealized appreciation/(depreciation) of:
      Investments and futures                                                      1,715,062,377               672,294,985
      Foreign currency denominated assets and liabilities                               (267,408)                 (223,000)
                                                                                ----------------         -----------------
                                                                                $  7,519,223,059         $   3,453,204,760
                                                                                ================         =================

                                                                                    EMERGING
                                                                                    MARKETS
                                                                                   PORTFOLIO
------------------------------------------------------------------------------------------------
ASSETS
  Investments in securities at value (including investments of cash
      collateral for securities loaned of: International, $864,755,000)         $  2,121,980,075
  Foreign currency at value(b)                                                        45,181,823
  Cash in bank                                                                           268,139
  Receivables:
      Interest                                                                             7,129
      Dividends                                                                        2,094,493
      Investment securities sold and foreign currency transactions                    11,949,948
      Capital shares sold                                                              6,736,300
      Foreign withholding tax reclaims                                                         0
      Margin due from broker on futures contracts                                              0
                                                                                ----------------
  Total assets                                                                     2,188,217,907
                                                                                ----------------

LIABILITIES
  Payable for collateral on securities lending at value                                        0
  Payables:
      Investment securities purchased and foreign currency transactions               28,361,475
      Capital shares redeemed                                                            716,283
      Management fee                                                                   1,941,109
      Shareholder servicing and administration fee                                       439,043
      Transfer Agent fee                                                                  61,369
      Distribution fee payable                                                                 0
      Accrued expenses                                                                   392,519
      Foreign capital gains taxes                                                      3,903,380
                                                                                ----------------
  Total liabilities                                                                   35,815,178
                                                                                ----------------
  NET ASSETS(d)                                                                 $  2,152,402,729
                                                                                ================
  Cost of investments (including cash collateral on securities loaned)          $  1,546,799,336
                                                                                ================
  SHARES OF CAPITAL STOCK OUTSTANDING                                                 55,329,799
                                                                                ================
  NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                                    $          38.90
                                                                                ================

NET ASSETS CONSIST OF:
  Capital stock, at par*                                                        $         55,330
  Additional paid-in capital                                                       1,238,801,217
  Undistributed net investment income                                                 16,546,363
  Accumulated net realized gain on investment
      and foreign currency transactions                                              325,948,462
  Unrealized appreciation/(depreciation) of:
      Investments and futures                                                        571,277,359+
      Foreign currency denominated assets and liabilities                               (226,002)
                                                                                ----------------
                                                                                $  2,152,402,729
                                                                                ================

(a)   Includes securities on loan with a value of $818,067,918.

(b)   Cost: $181,582,247, $48,992,877 and $45,346,450, respectively. (Note 1)

(c) Amounts equivalent to U.S. $1,394,856 and $455,420, respectively, have been segregated to collateralize margin requirements for the open futures contracts at September 30, 2006.

(d) See page 19 for share class information on net assets value, offering price, and redemption price per share of the Tax-Managed International and International Portfolios.

* The Sanford C. Bernstein Fund, Inc., has authorized 7.8 billion shares of common stock with par value of $.001 per share.

+     Net of accrued foreign capital gains taxes of $3,903,380.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.


--------------------------------------------------------------------------------
18     Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------

                                                                                   TAX-MANAGED
                                                                                  INTERNATIONAL            INTERNATIONAL
                                                                                    PORTFOLIO                PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
CALCULATION OF MAXIMUM OFFERING PRICE
  Tax-Managed International Class Shares
    Net Assets                                                                  $  7,512,828,998
    Shares of capital stock outstanding                                              276,211,474
                                                                                ----------------
    Net asset value, offering and redemption price per share                    $          27.20
                                                                                ================

  International Class Shares
    Net Assets                                                                                           $   3,397,968,770
    Shares of capital stock outstanding                                                                        125,067,157
                                                                                                         -----------------
    Net asset value, offering and redemption price per share                                             $           27.17
                                                                                                         =================

  Class A Shares
    Net Assets                                                                  $      3,341,042         $      34,589,451
    Shares of capital stock outstanding                                                  123,614                 1,281,336
                                                                                ----------------         -----------------
    Net asset value and redemption price per share                              $          27.03         $           26.99
    Sales charge--4.25% of public offering price                                            1.20                      1.20
                                                                                ----------------         -----------------
    Maximum offering price                                                      $          28.23         $           28.19
                                                                                ================         =================

  Class B Shares
    Net Assets                                                                  $        573,018         $       4,661,623
    Shares of capital stock outstanding                                                   21,440                   174,335
                                                                                ----------------         -----------------
    Net asset value and offering price per share                                $          26.73         $           26.74
                                                                                ================         =================

  Class C Shares
    Net Assets                                                                  $      2,480,001         $      15,984,916
    Shares of capital stock outstanding                                                   92,833                   597,574
                                                                                ----------------         -----------------
    Net asset value and offering price per share                                $          26.71         $           26.75
                                                                                ================         =================


--------------------------------------------------------------------------------
                                                       2006 Annual Report     19

--------------------------------------------------------------------------------
Statements of Assets and Liabilities--September 30, 2006 (continued)


                                                                                  INTERMEDIATE            U.S. GOVERNMENT
                                                                                    DURATION              SHORT DURATION
                                                                                   PORTFOLIO                 PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments in securities at value                                            $  4,994,290,832         $      84,215,867
  Foreign currency at value                                                              654,222(a)(b)                   0
  Cash in bank                                                                         6,237,064(b)                181,444
  Receivables:
      Interest                                                                        34,137,664                   811,095
      Investment securities sold                                                       5,741,273                         0
      Capital shares sold                                                             14,016,101                 1,769,544
      Margin due from broker on futures contracts                                         69,915                         0
  Appreciation of interest rate swap agreements                                          671,828                         0
  Appreciation of foreign currency contracts                                           8,358,225                         0
                                                                                ----------------         -----------------
  Total assets                                                                     5,064,177,124                86,977,950
                                                                                ----------------         -----------------

LIABILITIES
  Payables:
      Dividends to shareholders                                                        5,025,016                    83,217
      Investment securities purchased                                                914,274,345                         0
      Capital shares redeemed                                                          1,973,732                    82,171
      Deferred income on dollar rolls                                                    140,679                         0
      Management fee                                                                   1,508,015                    33,882
      Shareholder servicing and administration fee                                       335,907                     6,778
      Transfer Agent fee                                                                  28,380                     4,175
      Accrued expenses                                                                   298,179                    34,989
  Depreciation of interest rate swap agreements                                          980,994                         0
  Depreciation of foreign currency contracts                                             714,316                         0
                                                                                ----------------         -----------------
  Total liabilities                                                                  925,279,563                   245,212
                                                                                ----------------         -----------------
  NET ASSETS                                                                    $  4,138,897,561         $      86,732,738
                                                                                ================         =================
  Cost of investments                                                           $  4,992,919,188         $      84,406,778
                                                                                ================         =================
  SHARES OF CAPITAL STOCK OUTSTANDING                                                315,691,200                 6,989,243
                                                                                ================         =================
  NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                                    $          13.11          $          12.41
                                                                                ================         =================

NET ASSETS CONSIST OF:
  Capital stock, at par*                                                        $        315,691         $           6,989
  Additional paid-in capital                                                       4,179,379,637                89,384,657
  Undistributed net investment income/(excess distributions)                         (10,249,133)                   49,707
  Accumulated net realized loss on investment,
      futures and foreign currency transactions                                      (40,732,757)               (2,517,704)
  Unrealized appreciation/(depreciation) of:
      Investments, futures and interest rate swaps                                     2,574,475                  (190,911)
      Foreign currency denominated assets and liabilities                              7,609,648                         0
                                                                                ----------------         -----------------
                                                                                $  4,138,897,561         $      86,732,738
                                                                                ================         =================

(a)   Cost: $658,683 (Note 1).

(b) The amount equivalent to U.S. $1,647,122 has been segregated to collateralize margin requirements for the open futures contracts at September 30, 2006.

* The Sanford C. Bernstein Fund, Inc., has authorized 7.8 billion shares of common stock with par value of $.001 per share.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.


--------------------------------------------------------------------------------
20     Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------

                                                                  SHORT DURATION      SHORT DURATION      SHORT DURATION
                                                                   DIVERSIFIED          CALIFORNIA           NEW YORK
                                                                    MUNICIPAL           MUNICIPAL            MUNICIPAL
                                                                    PORTFOLIO           PORTFOLIO            PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments in securities at value                             $    206,392,405    $     75,955,866    $     105,853,948
  Foreign currency at value                                                     0                   0                    0
  Cash in bank                                                            567,502             287,016              245,342
  Receivables:
      Interest                                                          2,641,340             935,982            1,514,318
      Investment securities sold                                          140,000              15,000               25,000
      Capital shares sold                                               1,326,826               4,300               18,739
      Margin due from broker on futures contracts                               0                   0                    0
  Appreciation of interest rate swap agreements                             7,833               3,089                3,970
  Appreciation of foreign currency contracts                                    0                   0                    0
                                                                 ----------------    ----------------    -----------------
  Total assets                                                        211,075,906          77,201,253          107,661,317
                                                                 ----------------    ----------------    -----------------

LIABILITIES
  Payables:
      Dividends to shareholders                                           183,610              58,699               71,726
      Investment securities purchased                                     970,288           1,473,199            4,405,200
      Capital shares redeemed                                             354,346              96,909              343,665
      Deferred income on dollar rolls                                           0                   0                    0
      Management fee                                                       85,450              31,407               42,284
      Shareholder servicing and administration fee                         17,190               6,252                8,451
      Transfer Agent fee                                                    4,572               4,159                6,147
      Accrued expenses                                                     20,166              14,359               15,070
  Depreciation of interest rate swap agreements                            24,684               6,571               12,688
  Depreciation of foreign currency contracts                                    0                   0                    0
                                                                 ----------------    ----------------    -----------------
  Total liabilities                                                     1,660,306           1,691,555            4,905,231
                                                                 ----------------    ----------------    -----------------
  NET ASSETS                                                     $    209,415,600    $     75,509,698    $     102,756,086
                                                                 ================    ================    =================
  Cost of investments                                            $    207,057,100    $     75,976,134    $     105,707,983
                                                                 ================    ================    =================
  SHARES OF CAPITAL STOCK OUTSTANDING                                  16,774,019           6,058,917            8,298,024
                                                                 ================    ================    =================
  NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                     $          12.48    $          12.46    $           12.38
                                                                 ================    ================    =================

NET ASSETS CONSIST OF:
  Capital stock, at par*                                         $         16,774    $          6,059    $           8,298
  Additional paid-in capital                                          211,816,261          76,084,683          103,822,586
  Undistributed net investment income/(excess distributions)              (15,163)            (17,236)               1,602
  Accumulated net realized loss on investment,
      futures and foreign currency transactions                        (1,720,726)           (540,058)          (1,213,647)
  Unrealized appreciation/(depreciation) of:
      Investments, futures and interest rate swaps                       (681,546)            (23,750)             137,247
      Foreign currency denominated assets and liabilities                       0                   0                    0
                                                                 ----------------    ----------------    -----------------
                                                                 $    209,415,600    $     75,509,698    $     102,756,086
                                                                 ================    ================    =================


--------------------------------------------------------------------------------
                                                       2006 Annual Report     21

--------------------------------------------------------------------------------
Statements of Assets and Liabilities--September 30, 2006 (continued)

                                                                   DIVERSIFIED          CALIFORNIA           NEW YORK
                                                                    MUNICIPAL           MUNICIPAL            MUNICIPAL
                                                                    PORTFOLIO           PORTFOLIO            PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments in securities at value                             $  3,841,754,791    $  1,244,739,884    $   1,555,514,569
  Cash in bank                                                             29,830             259,814              340,766
  Receivables:
      Interest                                                         49,985,592          16,772,303           22,871,149
      Investment securities sold                                       18,505,478             630,000              755,000
      Capital shares sold                                              15,418,885           2,251,354            4,848,784
  Appreciation of interest rate swap agreements                           139,799              46,121               57,815
                                                                 ----------------    ----------------    -----------------
  Total assets                                                      3,925,834,375       1,264,699,476        1,584,388,083
                                                                 ================    ================    =================

LIABILITIES
  Payables:
      Dividends to shareholders                                         3,381,162           1,076,079            1,430,764
      Investment securities purchased                                  75,219,044           2,603,234            8,386,729
      Capital shares redeemed                                           2,230,814             677,523              527,791
      Management fee                                                    1,415,128             503,003              619,543
      Shareholder servicing and administration fee                        300,335              97,493              121,136
      Transfer Agent fee                                                   45,110              12,861               18,022
      Distribution fee payable                                             87,285              38,216               54,230
      Accrued expenses                                                    201,538              82,996               99,829
  Depreciation of interest rate swap agreements                           312,292             120,133              138,607
                                                                 ----------------    ----------------    -----------------
  Total liabilities                                                    83,192,708           5,211,538           11,396,651
                                                                 ----------------    ----------------    -----------------
  NET ASSETS(a)                                                  $  3,842,641,667    $  1,259,487,938    $   1,572,991,432
                                                                 ================    ================    =================
  Cost of investments                                            $  3,798,681,102    $  1,229,164,870    $   1,535,126,175
                                                                 ================    ================    =================

NET ASSETS CONSIST OF:
  Capital stock, at par*                                         $        273,924    $         88,663    $         113,515
  Additional paid-in capital                                        3,808,304,500       1,246,138,495        1,554,423,675
  Undistributed net investment income/(excess distributions)               81,632            (112,095)              29,698
  Accumulated net realized loss on investment
      and futures transactions                                         (8,919,585)         (2,128,127)          (1,883,058)
  Unrealized appreciation of investments
      and interest rate swaps                                          42,901,196          15,501,002           20,307,602
                                                                 ================    ================    =================
                                                                 $  3,842,641,667    $  1,259,487,938    $   1,572,991,432
                                                                 ================    ================    =================

(a) See page 23 for share class information on net asset value, offering price and redemption price per share of the Diversified Municipal, California Municipal and New York Municipal Portfolios.

* The Sanford C. Bernstein Fund, Inc., has authorized 7.8 billion shares of common stock with par value of $.001 per share.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.


--------------------------------------------------------------------------------
22     Sanford C. Bernstein Fund, Inc.

                                                                   DIVERSIFIED          CALIFORNIA           NEW YORK
                                                                    MUNICIPAL           MUNICIPAL            MUNICIPAL
                                                                    PORTFOLIO           PORTFOLIO            PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
CALCULATION OF MAXIMUM OFFERING PRICE

  Municipal Class Shares
  Net Assets                                                     $  3,693,513,447    $  1,194,575,010    $   1,484,265,084
  Shares of capital stock outstanding                                 263,297,052          84,093,365          107,109,366
                                                                 ----------------    ----------------    -----------------
  Net asset value and offering price per share                   $          14.03    $          14.21    $           13.86
                                                                 ================    ================    =================

  Class A Shares
  Net Assets                                                     $     64,074,023    $     26,647,958    $      34,440,282
  Shares of capital stock outstanding                                   4,566,157           1,875,971            2,486,215
                                                                 ----------------    ----------------    -----------------
  Net asset value and redemption price per share                 $          14.03    $          14.20    $           13.85
  Sales charge--4.25% of public offering price                                .62                 .63                  .61
                                                                 ----------------    ----------------    -----------------
  Maximum offering price                                         $          14.65    $          14.83    $           14.46
                                                                 ================    ================    =================

  Class B Shares
  Net Assets                                                     $     38,429,385    $     16,011,651    $      31,804,064
  Shares of capital stock outstanding                                   2,738,302           1,126,984            2,296,789
                                                                 ----------------    ----------------    -----------------
  Net asset value and offering price per share                   $          14.03    $         14.21     $           13.85
                                                                 ================    ================    =================

  Class C Shares
  Net Assets                                                     $     46,624,812    $     22,253,319    $      22,482,002
  Shares of capital stock outstanding                                   3,322,512           1,566,614            1,622,890
                                                                 ----------------    ----------------    -----------------
  Net asset value and offering price per share                   $          14.03    $          14.20    $           13.85
                                                                 ================    ================    =================


--------------------------------------------------------------------------------
                                                       2006 Annual Report     23

--------------------------------------------------------------------------------
Statements of Assets and Liabilities--September 30, 2006 (continued)

                                                                     SHORT
                                                                 DURATION PLUS
                                                                   PORTFOLIO
-------------------------------------------------------------------------------
ASSETS
  Investments in securities at value                            $   445,107,725
  Cash in bank                                                        1,256,062
  Receivables:
    Interest                                                          3,979,730
    Capital shares sold                                                 651,199
                                                                ---------------
  Total assets                                                      450,994,716
                                                                ---------------

LIABILITIES
  Payables:
    Dividends to shareholders                                           549,096
    Capital shares redeemed                                             626,867
    Management fee                                                      177,378
    Shareholder servicing and administration fee                         31,062
    Transfer Agent fee                                                   25,740
    Distribution fee payable                                             39,222
    Accrued expenses                                                    112,255
  Depreciation of interest rate swap agreement                          108,850
                                                                ---------------
  Total liabilities                                                   1,670,470
                                                                ---------------
  NET ASSETS                                                    $   449,324,246
                                                                ===============
  Cost of investments                                           $   446,744,772
                                                                ===============

NET ASSETS CONSIST OF:
  Capital stock, at par*                                        $        36,513
  Additional paid-in capital                                        467,213,460
  Undistributed net investment income/
    (excess distributions)                                             (433,916)
  Accumulated net realized loss on
    investment transactions                                         (15,745,914)
  Unrealized appreciation/(depreciation) of
    investments and interest rate swaps                              (1,745,897)
                                                                ---------------
                                                                $   449,324,246
                                                                ===============

                                                                     SHORT
                                                                 DURATION PLUS
                                                                   PORTFOLIO
--------------------------------------------------------------------------------
CALCULATION OF MAXIMUM OFFERING PRICE
Short Duration Plus Class Shares
  Net Assets                                                    $   375,907,681
  Shares of capital stock outstanding                                30,546,607
                                                                ---------------
  Net asset value and offering price per share                  $         12.31
                                                                ===============

Short Duration Class A Shares
  Net Assets                                                    $    37,594,869
  Shares of capital stock outstanding                                 3,054,650
                                                                ---------------
  Net asset value and redemption price per share                          12.31
  Sales charge--4.25% of public offering price                             0.55
                                                                ---------------
  Maximum offering price                                        $         12.86
                                                                ===============

Short Duration Class B Shares
  Net Assets                                                    $    16,898,571
  Shares of capital stock outstanding                                 1,373,273
                                                                ---------------
  Net asset value and offering price per share                  $         12.31
                                                                ===============

Short Duration Class C Shares
  Net Assets                                                    $    18,923,125
  Shares of capital stock outstanding                                 1,538,374
                                                                ---------------
  Net asset value and offering price per share                  $         12.30
                                                                ===============

* The Sanford C. Bernstein Fund, Inc., has authorized 7.8 billion shares of common stock with par value $0.001 per share.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.


--------------------------------------------------------------------------------
24     Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------


                       This page intentionally left blank.


--------------------------------------------------------------------------------
                                                       2006 Annual Report     25

--------------------------------------------------------------------------------
Statements of Operations for the Year Ended September 30, 2006

                                                                               TAX-MANAGED                            EMERGING
                                                                              INTERNATIONAL      INTERNATIONAL         MARKETS
                                                                                PORTFOLIO          PORTFOLIO          PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Income:
      Interest                                                               $     3,503,428    $     4,128,197    $       817,064
      Dividends (net of foreign withholding taxes of
      $16,536,774, $7,819,646 and $6,001,038, respectively)                      181,658,446         83,238,451         56,843,694
                                                                             ---------------    ---------------    ---------------
  Total income                                                                   185,161,874         87,366,648         57,660,758
                                                                             ---------------    ---------------    ---------------
  Expenses:
      Management fee                                                              57,973,063         27,976,161         22,779,544
      Shareholder servicing and administration fee                                17,220,119          7,814,037          5,078,063
      Custodian fee                                                                2,865,043          1,497,278          3,488,973
      Transfer Agent fee--Non-Retail Class                                           306,987            231,131            328,812
      Transfer Agent fee--Class A                                                     13,509             35,597                  0
      Transfer Agent fee--Class B                                                      1,382              4,314                  0
      Transfer Agent fee--Class C                                                      4,874             14,330                  0
      Distribution fees--Class A                                                      10,941             91,247                  0
      Distribution fees--Class B                                                       3,724             36,857                  0
      Distribution fees--Class C                                                      13,099            122,102                  0
      Registration fees                                                              258,356            122,611            115,260
      Auditing and tax fees                                                          212,152            105,058             58,145
      Directors' fees and expenses                                                   210,940             95,920             61,776
      Printing fees                                                                   98,453            130,988             63,921
      Legal fees                                                                      88,723             39,271             24,669
      Miscellaneous                                                                  144,887             83,748             92,444
                                                                             ---------------    ---------------    ---------------
  Total expenses                                                                  79,426,252         38,400,650         32,091,607
  Less: expenses waived and reimbursed by the Transfer Agent                         (16,215)                 0                  0
  Less: expense offset arrangement                                                       (54)            (1,145)                 0
                                                                             ---------------    ---------------    ---------------
  Net expenses                                                                    79,409,983         38,399,505         32,091,607
                                                                             ---------------    ---------------    ---------------
  Net investment income                                                          105,751,891         48,967,143         25,569,151
                                                                             ---------------    ---------------    ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain (loss) on:
      Investment transactions                                                    878,289,397        436,647,829        361,110,486*
      Futures transactions                                                         1,419,205          1,578,225             93,475
      Foreign currency transactions                                               (8,609,196)        (1,902,135)        (3,626,143)
      Swap transactions                                                                    0                  0                  0
                                                                             ---------------    ---------------    ---------------
  Net realized gain (loss) on investment and foreign currency transactions       871,099,406        436,323,919        357,577,818
                                                                             ---------------    ---------------    ---------------
  Net increase (decrease) in unrealized appreciation/(depreciation) of:
      Investments, futures and swaps                                             152,757,947         39,221,313        (95,405,402)+
      Foreign currency denominated assets and liabilities                           (703,284)          (138,333)          (276,910)
                                                                             ---------------    ---------------    ---------------
  Net increase (decrease) in unrealized appreciation/(depreciation) of
  investments and foreign currency denominated assets and liabilities            152,054,663         39,082,980        (95,682,312)
                                                                             ---------------    ---------------    ---------------
  Net realized and unrealized gain (loss) on investment and
  foreign currency transactions                                                1,023,154,069        475,406,899        261,895,506
                                                                             ---------------    ---------------    ---------------
  Contribution from Advisor                                                           14,427                  0                  0
                                                                             ---------------    ---------------    ---------------
  Net increase in net assets resulting from operations                       $ 1,128,920,387    $   524,374,042    $   287,464,657
                                                                             ===============    ===============    ===============

*     Net of foreign capital gains taxes of $3,324,030.

+ Net of change in foreign capital gains taxes of $(2,372,803). See Notes to Financial Statements.


--------------------------------------------------------------------------------
26     Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------

                                                                                                                   SHORT DURATION
                                                                              INTERMEDIATE      U.S. GOVERNMENT      DIVERSIFIED
                                                                                DURATION        SHORT DURATION        MUNICIPAL
                                                                                PORTFOLIO          PORTFOLIO          PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Income:
      Interest                                                               $   190,509,759    $     3,432,343    $     7,774,387
      Dividends (net of foreign withholding taxes of
      $16,536,774, $7,819,646 and $6,001,038, respectively)                                0                  0                  0
                                                                             ---------------    ---------------    ---------------
  Total income                                                                   190,509,759          3,432,343          7,774,387
                                                                             ---------------    ---------------    ---------------
  Expenses:
      Management fee                                                              16,776,703            415,848          1,142,853
      Shareholder servicing and administration fee                                 3,694,176             83,170            228,571
      Custodian fee                                                                  683,176             83,546            123,071
      Transfer Agent fee--Non-Retail Class                                           226,927             24,677             27,125
      Transfer Agent fee--Class A                                                          0                  0                  0
      Transfer Agent fee--Class B                                                          0                  0                  0
      Transfer Agent fee--Class C                                                          0                  0                  0
      Distribution fees--Class A                                                           0                  0                  0
      Distribution fees--Class B                                                           0                  0                  0
      Distribution fees--Class C                                                           0                  0                  0
      Registration fees                                                              199,841             22,876             45,914
      Auditing and tax fees                                                          123,638             10,035              6,960
      Directors' fees and expenses                                                    94,468              1,988              5,839
      Printing fees                                                                   64,809              5,322              7,218
      Legal fees                                                                      72,341              1,227              3,113
      Miscellaneous                                                                   99,736             10,641             10,559
                                                                             ---------------    ---------------    ---------------
  Total expenses                                                                  22,035,815            659,330          1,601,223
  Less: expenses waived and reimbursed by the Transfer Agent                               0                  0                  0
  Less: expense offset arrangement                                                         0                  0                  0
                                                                             ---------------    ---------------    ---------------
  Net expenses                                                                    22,035,815            659,330          1,601,223
                                                                             ---------------    ---------------    ---------------
  Net investment income                                                          168,473,944          2,773,013          6,173,164
                                                                             ---------------    ---------------    ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain (loss) on:
      Investment transactions                                                    (43,424,883)          (846,987)          (651,276)
      Futures transactions                                                         1,457,711                  0             33,632
      Foreign currency transactions                                               (1,400,194)                 0                  0
      Swap transactions                                                           (1,215,647)                 0             59,766
                                                                             ---------------    ---------------    ---------------
  Net realized gain (loss) on investment and foreign currency transactions       (44,583,013)          (846,987)          (557,878)
                                                                             ---------------    ---------------    ---------------
  Net increase (decrease) in unrealized appreciation/(depreciation) of:
      Investments, futures and swaps                                               6,449,223            660,537            (16,550)
      Foreign currency denominated assets and liabilities                          5,605,433                  0                  0
                                                                             ---------------    ---------------    ---------------
  Net increase (decrease) in unrealized appreciation/(depreciation) of
  investments and foreign currency denominated assets and liabilities             12,054,656            660,537            (16,550)
                                                                             ---------------    ---------------    ---------------
  Net realized and unrealized gain (loss) on investment and
  foreign currency transactions                                                  (32,528,357)          (186,450)          (574,428)
                                                                             ---------------    ---------------    ---------------
  Contribution from Advisor                                                                0                  0                  0
                                                                             ---------------    ---------------    ---------------
  Net increase in net assets resulting from operations                       $   135,945,587    $     2,586,563    $     5,598,736
                                                                             ===============    ===============    ===============

                                                                             SHORT DURATION     SHORT DURATION
                                                                              CALIFORNIA           NEW YORK
                                                                               MUNICIPAL           MUNICIPAL
                                                                               PORTFOLIO           PORTFOLIO
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Income:
      Interest                                                               $     2,161,407    $     3,747,342
      Dividends (net of foreign withholding taxes of
      $16,536,774, $7,819,646 and $6,001,038, respectively)                                0                  0
                                                                             ---------------    ---------------
  Total income                                                                     2,161,407          3,747,342
                                                                             ---------------    ---------------
  Expenses:
      Management fee                                                                 339,391            569,386
      Shareholder servicing and administration fee                                    67,878            113,877
      Custodian fee                                                                   91,946            103,815
      Transfer Agent fee--Non-Retail Class                                            24,854             24,463
      Transfer Agent fee--Class A                                                          0                  0
      Transfer Agent fee--Class B                                                          0                  0
      Transfer Agent fee--Class C                                                          0                  0
      Distribution fees--Class A                                                           0                  0
      Distribution fees--Class B                                                           0                  0
      Distribution fees--Class C                                                           0                  0
      Registration fees                                                                9,755              8,155
      Auditing and tax fees                                                              789              3,841
      Directors' fees and expenses                                                     1,912              2,930
      Printing fees                                                                    4,561              6,164
      Legal fees                                                                         789              1,005
      Miscellaneous                                                                    5,143              5,720
                                                                             ---------------    ---------------
  Total expenses                                                                     547,018            839,356
  Less: expenses waived and reimbursed by the Transfer Agent                               0                  0
  Less: expense offset arrangement                                                         0                  0
                                                                             ---------------    ---------------
  Net expenses                                                                       547,018            839,356
                                                                             ---------------    ---------------
  Net investment income                                                            1,614,389          2,907,986
                                                                             ---------------    ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain (loss) on:
      Investment transactions                                                       (343,682)           (36,078)
      Futures transactions                                                            24,023             19,218
      Foreign currency transactions                                                        0                  0
      Swap transactions                                                                4,979            (29,064)
                                                                             ---------------    ---------------
  Net realized gain (loss) on investment and foreign currency transactions          (314,680)           (45,924)
                                                                             ---------------    ---------------
  Net increase (decrease) in unrealized appreciation/(depreciation) of:
      Investments, futures and swaps                                                 291,234            (72,648)
      Foreign currency denominated assets and liabilities                                  0                  0
                                                                             ---------------    ---------------
  Net increase (decrease) in unrealized appreciation/(depreciation) of
  investments and foreign currency denominated assets and liabilities                291,234            (72,648)
                                                                             ---------------    ---------------
  Net realized and unrealized gain (loss) on investment and
  foreign currency transactions                                                      (23,446)          (118,572)
                                                                             ---------------    ---------------
  Contribution from Advisor                                                                0                  0
                                                                             ---------------    ---------------
  Net increase in net assets resulting from operations                       $     1,590,943    $     2,789,414
                                                                             ===============    ===============


--------------------------------------------------------------------------------
                                                       2006 Annual Report     27

--------------------------------------------------------------------------------
Statements of Operations for the Year Ended September 30, 2006 (continued)

                                                                                DIVERSIFIED       CALIFORNIA          NEW YORK
                                                                                 MUNICIPAL         MUNICIPAL          MUNICIPAL
                                                                                 PORTFOLIO         PORTFOLIO          PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Income:
    Interest                                                                 $   135,400,675    $    44,084,143    $    59,331,625
                                                                             ---------------    ---------------    ---------------
  Total income                                                                   135,400,675         44,084,143         59,331,625
                                                                             ---------------    ---------------    ---------------
  Expenses:
      Management fee                                                              15,952,051          5,674,712          7,130,072
      Shareholder servicing fee                                                    3,309,135          1,073,155          1,364,506
      Custodian fee                                                                  465,335            259,984            285,041
      Transfer Agent fee-Municipal Class                                             121,834             36,794             40,206
      Transfer Agent fee-Class A                                                      35,946             13,399             20,163
      Transfer Agent fee-Class B                                                      25,581              8,785             20,789
      Transfer Agent fee-Class C                                                      27,981             10,377             14,758
      Distribution fees--Class A                                                     214,292             94,549            118,892
      Distribution fees--Class B                                                     516,406            207,143            405,518
      Distribution fees--Class C                                                     558,063            245,501            286,607
      Registration fees                                                              326,780             38,759             70,801
      Auditing and tax fees                                                          119,192             43,478             51,675
      Printing fees                                                                  103,275             22,848             47,376
      Directors' fees and expenses                                                    99,643             31,123             38,800
      Legal fees                                                                      52,912             16,974             21,155
      Miscellaneous                                                                   90,058             32,942             46,338
                                                                             ---------------    ---------------    ---------------
  Total expenses                                                                  22,018,484          7,810,523          9,962,697
      Less: expense offset arrangement                                                (1,658)              (610)            (1,194)
                                                                             ---------------    ---------------    ---------------
      Net expenses                                                                22,016,826          7,809,913          9,961,503
                                                                             ---------------    ---------------    ---------------
  Net investment income                                                          113,383,849         36,274,230         49,370,122
                                                                             ---------------    ---------------    ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT TRANSACTIONS
  Net realized gain (loss) on:
      Investment transactions                                                     (4,431,681)           (28,718)        (1,208,803)
      Futures transactions                                                           105,699            201,789            321,902
      Swap transactions                                                            1,413,365            (22,262)           223,491
                                                                             ---------------    ---------------    ---------------
  Net realized gain (loss) on investment transactions                             (2,912,617)           150,809           (663,410)
                                                                             ---------------    ---------------    ---------------
  Net decrease in unrealized appreciation/
  (depreciation) of investments, futures and swaps                                (1,215,704)        (1,031,625)        (3,245,317)
                                                                             ---------------    ---------------    ---------------
  Net realized and unrealized loss on investment transactions                     (4,128,321)          (880,816)        (3,908,727)
                                                                             ---------------    ---------------    ---------------
  Net increase in net assets resulting from operations                       $   109,255,528    $    35,393,414    $    45,461,395
                                                                             ===============    ===============    ===============

See Notes to Financial Statements.


--------------------------------------------------------------------------------
28     Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------

                                                                     SHORT
                                                                 DURATION PLUS
                                                                   PORTFOLIO
--------------------------------------------------------------------------------
INVESTMENT INCOME
  Income:
    Interest                                                    $    21,623,443
                                                                ---------------
  Total income                                                       21,623,443
                                                                ---------------
  Expenses:
      Management fee                                                  2,214,485
      Shareholder servicing fee                                         383,702
      Custodian fee                                                     162,996
      Transfer Agent fee-Plus Class                                      44,384
      Transfer Agent fee-Class A                                         48,158
      Transfer Agent fee-Class B                                         27,313
      Transfer Agent fee-Class C                                         25,509
      Distribution fees--Class A                                        114,716
      Distribution fees--Class B                                        221,098
      Distribution fees--Class C                                        202,794
      Auditing and tax fees                                              27,731
      Directors' fees and expenses                                        9,738
      Legal fees                                                         12,009
      Registration fees                                                  78,204
      Printing fees                                                      60,124
      Miscellaneous                                                      22,396
                                                                ---------------
  Total expenses                                                      3,655,357
  Less: expense offset arrangement                                       (2,068)
                                                                ---------------
  Net expenses                                                        3,653,289
                                                                ---------------
  Net investment income                                              17,970,154
                                                                ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT TRANSACTIONS
  Net realized loss on:
      Investment transactions                                        (5,234,435)
      Swap transactions                                                  (4,778)
                                                                ---------------
  Net realized loss on investment transactions                       (5,239,213)
                                                                ---------------
  Net increase in unrealized appreciation/(depreciation) of:
      Investments and swaps                                           3,003,264
                                                                ---------------
  Net realized and unrealized loss on investment transactions        (2,235,949)
                                                                ---------------
  Net increase in net assets resulting from operations          $    15,734,205
                                                                ===============

See Notes to Financial Statements.


--------------------------------------------------------------------------------
                                                       2006 Annual Report     29

--------------------------------------------------------------------------------
Statements of Changes in Net Assets

                                                        ----------------------------------    ----------------------------------
                                                                   TAX-MANAGED
                                                                  INTERNATIONAL                         INTERNATIONAL
                                                                    PORTFOLIO                             PORTFOLIO
                                                        ----------------------------------    ----------------------------------

                                                             YEAR               YEAR               YEAR               YEAR
                                                             ENDED              ENDED              ENDED              ENDED
                                                            9/30/06            9/30/05            9/30/06            9/30/05
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
   Operations:
      Net investment income                             $   105,751,891    $    62,239,311    $    48,967,143    $    29,005,975
      Net realized gain (loss) on investment
      and foreign currency transactions                     871,099,406        350,763,410        436,323,919        211,320,415
      Increase (decrease) in unrealized appreciation/
      (depreciation) of investments and foreign
      currency denominated assets and liabilities           152,054,663        714,291,614         39,082,980        294,200,680
      Contribution from Adviser                                  14,427                  0                  0                  0
                                                        ---------------    ---------------    ---------------    ---------------
   Net increase in net assets
   resulting from operations                              1,128,920,387      1,127,294,335        524,374,042        534,527,070
                                                        ---------------    ---------------    ---------------    ---------------
   Dividends and distributions to shareholders:
      Dividends from net investment income(a)               (76,839,036)       (38,554,498)       (37,507,967)       (19,679,950)
      Distributions from net realized gain on
      investment transactions(a)                           (352,939,338)       (64,402,318)                 0                  0
                                                        ---------------    ---------------    ---------------    ---------------
   Total dividends and distributions
   to shareholders                                         (429,778,374)      (102,956,816)       (37,507,967)       (19,679,950)
                                                        ---------------    ---------------    ---------------    ---------------
   Capital-share transactions:
      Net proceeds from sales of shares                   1,289,333,786      1,054,997,614        647,251,269        443,734,535
      Net proceeds from sales of shares issued
      to shareholders on reinvestment of
      dividends and distributions                           368,726,715         97,862,728         36,476,197         19,096,435
                                                        ---------------    ---------------    ---------------    ---------------
   Total proceeds from shares sold                        1,658,060,501      1,152,860,342        683,727,466        462,830,970
      Cost of shares redeemed                              (920,026,694)      (707,054,456)      (544,993,852)      (349,463,822)
                                                        ---------------    ---------------    ---------------    ---------------
   Increase (decrease) in net assets from
   capital-share transactions                               738,033,807        445,805,886        138,733,614        113,367,148
                                                        ---------------    ---------------    ---------------    ---------------
   Net increase (decrease) in net assets                  1,437,175,820      1,470,143,405        625,599,689        628,214,268

NET ASSETS:
   Beginning of period                                    6,082,047,239      4,611,903,834      2,827,605,071      2,199,390,803
                                                        ---------------    ---------------    ---------------    ---------------
   End of period(b)                                     $ 7,519,223,059    $ 6,082,047,239    $ 3,453,204,760    $ 2,827,605,071
                                                        ===============    ===============    ===============    ===============
(b) Includes undistributed net investment income/
(excess distributions) of:                              $    96,491,963    $    61,497,629    $    43,277,752    $    28,673,973
                                                        ===============    ===============    ===============    ===============

(a) See page 35 for share class information on dividend distributions of the Tax-Managed International and International Portfolios.

* Includes effect of portfolio transaction fee in the amounts of $8,260,181 and $13,012,499 for the years ended September 30, 2006 and September 30, 2005, respectively.

See Notes to Financial Statements.


--------------------------------------------------------------------------------
30     Sanford C. Bernstein Fund, Inc.

                                                            ----------------------------------    ----------------------------------
                                                                        EMERGING                             INTERMEDIATE
                                                                         MARKETS                               DURATION
                                                                        PORTFOLIO                             PORTFOLIO
                                                            ----------------------------------    ----------------------------------

                                                                 YEAR              YEAR               YEAR               YEAR
                                                                 ENDED             ENDED              ENDED              ENDED
                                                                9/30/06           9/30/05            9/30/06            9/30/05
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
   Operations:
      Net investment income                                 $    25,569,151   $    29,612,420    $   168,473,944    $   123,254,319
      Net realized gain (loss) on investment
      and foreign currency transactions                         357,577,818       379,858,809        (44,583,013)         2,643,441
      Increase (decrease) in unrealized appreciation/
      (depreciation) of investments and foreign
      currency denominated assets and liabilities               (95,682,312)      263,522,430         12,054,656        (26,423,230)
      Contribution from Adviser                                           0                 0                  0                  0
                                                            ---------------   ---------------    ---------------    ---------------
   Net increase in net assets
   resulting from operations                                    287,464,657       672,993,659        135,945,587         99,474,530
                                                            ---------------   ---------------    ---------------    ---------------
   Dividends and distributions to shareholders:
      Dividends from net investment income(a)                   (25,801,129)       (2,635,948)      (169,630,007)      (126,024,077)
      Distributions from net realized gain on
      investment transactions(a)                               (403,836,187)      (36,713,975)        (1,045,578)        (8,277,788)
                                                            ---------------   ---------------    ---------------    ---------------
   Total dividends and distributions
   to shareholders                                             (429,637,316)      (39,349,923)      (170,675,585)      (134,301,865)
                                                            ---------------   ---------------    ---------------    ---------------
   Capital-share transactions:
      Net proceeds from sales of shares                         430,670,836       373,695,958      1,144,235,299        923,619,555
      Net proceeds from sales of shares issued
      to shareholders on reinvestment of
      dividends and distributions                               371,840,189        38,639,865         28,440,563         30,945,279
                                                            ---------------   ---------------    ---------------    ---------------
   Total proceeds from shares sold                              802,511,025       412,335,823      1,172,675,862        954,564,834
      Cost of shares redeemed                                  (388,461,956)     (526,820,800)      (385,793,260)      (385,795,947)
                                                            ---------------   ---------------    ---------------    ---------------
   Increase (decrease) in net assets from
   capital-share transactions                                   414,049,069*     (114,484,977)*      786,882,602        568,768,887
                                                            ---------------   ---------------    ---------------    ---------------
   Net increase (decrease) in net assets                        271,876,410       519,158,759        752,152,604        533,941,552

NET ASSETS:
   Beginning of period                                        1,880,526,319     1,361,367,560      3,386,744,957      2,852,803,405
                                                            ---------------   ---------------    ---------------    ---------------
   End of period(b)                                         $ 2,152,402,729   $ 1,880,526,319    $ 4,138,897,561    $ 3,386,744,957
                                                            ===============   ===============    ===============    ===============
(b) Includes undistributed net investment income/
(excess distributions) of:                                  $    16,546,363   $    23,728,515    $   (10,249,133)   $      (673,655)
                                                            ===============   ===============    ===============    ===============

                                                        ----------------------------------
                                                                 U.S. GOVERNMENT
                                                                  SHORT DURATION
                                                                    PORTFOLIO
                                                        ----------------------------------

                                                             YEAR               YEAR
                                                             ENDED              ENDED
                                                            9/30/06            9/30/05
------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
   Operations:
      Net investment income                             $     2,773,013    $     2,209,374
      Net realized gain (loss) on investment
      and foreign currency transactions                        (846,987)          (547,164)
      Increase (decrease) in unrealized appreciation/
      (depreciation) of investments and foreign
      currency denominated assets and liabilities               660,537           (874,120)
      Contribution from Adviser                                       0                  0
                                                        ---------------    ---------------
   Net increase in net assets
   resulting from operations                                  2,586,563            788,090
                                                        ---------------    ---------------
   Dividends and distributions to shareholders:
      Dividends from net investment income(a)                (2,873,636)        (2,490,757)
      Distributions from net realized gain on
      investment transactions(a)                                      0             (7,475)
                                                        ---------------    ---------------
   Total dividends and distributions
   to shareholders                                           (2,873,636)        (2,498,232)
                                                        ---------------    ---------------
   Capital-share transactions:
      Net proceeds from sales of shares                      23,600,921         16,832,340
      Net proceeds from sales of shares issued
      to shareholders on reinvestment of
      dividends and distributions                             1,596,924          1,339,188
                                                        ---------------    ---------------
   Total proceeds from shares sold                           25,197,845         18,171,528
      Cost of shares redeemed                               (24,572,533)       (23,661,657)
                                                        ---------------    ---------------
   Increase (decrease) in net assets from
   capital-share transactions                                   625,312         (5,490,129)
                                                        ---------------    ---------------
   Net increase (decrease) in net assets                        338,239         (7,200,271)

NET ASSETS:
   Beginning of period                                       86,394,499         93,594,770
                                                        ---------------    ---------------
   End of period(b)                                     $    86,732,738    $    86,394,499
                                                        ===============    ===============
(b) Includes undistributed net investment income/
(excess distributions) of:                              $        49,707    $        49,707
                                                        ===============    ===============


--------------------------------------------------------------------------------
                                                       2006 Annual Report     31

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (continued)

                                                            ---------------------------------    ----------------------------------
                                                                     SHORT DURATION                        SHORT DURATION
                                                                 DIVERSIFIED MUNICIPAL                CALIFORNIA MUNICIPAL
                                                                       PORTFOLIO                             PORTFOLIO
                                                            ---------------------------------    ----------------------------------

                                                                YEAR               YEAR               YEAR               YEAR
                                                                ENDED              ENDED              ENDED              ENDED
                                                               9/30/06            9/30/05            9/30/06            9/30/05
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
   Operations:
      Net investment income                                 $    6,173,164    $     5,217,926    $     1,614,389    $     1,286,431
      Net realized gain (loss) on investment transactions         (557,878)          (957,651)          (314,680)          (168,122)
      Increase (decrease) in unrealized appreciation/
      (depreciation) of investments, futures and swaps             (16,550)        (1,112,181)           291,234           (392,395)
                                                            --------------    ---------------    ---------------    ---------------
   Net increase in net assets
   resulting from operations                                     5,598,736          3,148,094          1,590,943            725,914
                                                            --------------    ---------------    ---------------    ---------------
   Dividends and distributions to shareholders:
      Dividends from net investment income(a)                   (6,173,745)        (5,214,254)        (1,615,679)        (1,288,933)
      Distributions from net realized gain on
      investment transactions(a)                                         0                  0                  0                  0
                                                            --------------    ---------------    ---------------    ---------------
   Total dividends and distributions
   to shareholders                                              (6,173,745)        (5,214,254)        (1,615,679)        (1,288,933)
                                                            --------------    ---------------    ---------------    ---------------
   Capital-share transactions:
      Net proceeds from sales of shares                        139,798,462        171,799,003         66,821,062         45,457,089
      Net proceeds from sales of shares issued
      to shareholders on reinvestment of
      dividends and distributions                                2,486,400          2,175,270            907,623            806,718
                                                            --------------    ---------------    ---------------    ---------------
   Total proceeds from shares sold                             142,284,862        173,974,273         67,728,685         46,263,807
      Cost of shares redeemed                                 (190,594,221)      (167,336,591)       (54,218,833)       (55,312,984)
                                                            --------------    ---------------    ---------------    ---------------
   Increase (decrease) in net assets from
   capital-share transactions                                  (48,309,359)         6,637,682         13,509,852         (9,049,177)
                                                            --------------    ---------------    ---------------    ---------------
   Net increase (decrease) in net assets                       (48,884,368)         4,571,522         13,485,116         (9,612,196)

NET ASSETS:
   Beginning of period                                         258,299,968        253,725,446         62,024,582         71,636,778
                                                            --------------    ---------------    ---------------    ---------------
   End of period(b)                                         $  209,415,600    $   258,299,968    $    75,509,698    $    62,024,582
                                                            ==============    ===============    ===============    ===============
(b) Includes undistributed net investment income/
(excess distributions) of:                                  $      (15,163)   $       (16,313)   $       (17,236)   $       (20,075)
                                                            ==============    ===============    ===============    ===============

(a) See page 35 and 36 for share class information on dividend distributions of the Diversified Municipal, California Municipal and New York Municipal Portfolios.

See Notes to Financial Statements.


--------------------------------------------------------------------------------
32     Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------

                                                            ---------------------------------    ----------------------------------
                                                                     SHORT DURATION
                                                                   NEW YORK MUNICIPAL                  DIVERSIFIED MUNICIPAL
                                                                        PORTFOLIO                            PORTFOLIO
                                                            ---------------------------------    ----------------------------------

                                                                YEAR               YEAR                YEAR              YEAR
                                                                ENDED              ENDED               ENDED             ENDED
                                                               9/30/06            9/30/05             9/30/06           9/30/05
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
   Operations:
      Net investment income                                 $    2,907,986    $     2,453,523    $   113,383,849    $    91,004,516
      Net realized gain (loss) on investment transactions          (45,924)          (632,730)        (2,912,617)            93,901
      Increase (decrease) in unrealized appreciation/
      (depreciation) of investments, futures and swaps             (72,648)          (173,740)        (1,215,704)       (43,831,499)
                                                            --------------    ---------------    ---------------    ---------------
   Net increase in net assets
   resulting from operations                                     2,789,414          1,647,053        109,255,528         47,266,918
                                                            --------------    ---------------    ---------------    ---------------
   Dividends and distributions to shareholders:
      Dividends from net investment income(a)                   (2,908,434)        (2,457,605)      (113,371,869)       (90,960,777)
      Distributions from net realized gain on
      investment transactions(a)                                         0                  0                  0                  0
                                                            --------------    ---------------    ---------------    ---------------
   Total dividends and distributions
   to shareholders                                              (2,908,434)        (2,457,605)      (113,371,869)       (90,960,777)
                                                            --------------    ---------------    ---------------    ---------------
   Capital-share transactions:
      Net proceeds from sales of shares                         45,507,908         72,030,243      1,226,341,480        985,636,697
      Net proceeds from sales of shares issued
      to shareholders on reinvestment of
      dividends and distributions                                1,315,851          1,121,675         18,753,477         18,173,262
                                                            --------------    ---------------    ---------------    ---------------
   Total proceeds from shares sold                              46,823,759         73,151,918      1,245,094,957      1,003,809,959
      Cost of shares redeemed                                  (67,006,469)       (72,459,303)      (591,234,798)      (564,369,617)
                                                            --------------    ---------------    ---------------    ---------------
   Increase (decrease) in net assets from
   capital-share transactions                                  (20,182,710)           692,615        653,860,159        439,440,342
                                                            --------------    ---------------    ---------------    ---------------
   Net increase (decrease) in net assets                       (20,301,730)          (117,937)       649,743,818        395,746,483

NET ASSETS:
   Beginning of period                                         123,057,816        123,175,753      3,192,897,849      2,797,151,366
                                                            --------------    ---------------    ---------------    ---------------
   End of period(b)                                         $  102,756,086    $   123,057,816    $ 3,842,641,667    $ 3,192,897,849
                                                            ==============    ===============    ===============    ===============
(b) Includes undistributed net investment income/
(excess distributions) of:                                  $        1,602    $         1,107    $        81,632    $        (7,993)
                                                            ==============    ===============    ===============    ===============

                                                            ----------------------------------    ----------------------------------

                                                                  CALIFORNIA MUNICIPAL                   NEW YORK MUNICIPAL
                                                                       PORTFOLIO                             PORTFOLIO

                                                            ---------------------------------    ----------------------------------

                                                                YEAR               YEAR               YEAR               YEAR
                                                                ENDED              ENDED              ENDED              ENDED
                                                               9/30/06            9/30/05            9/30/06            9/30/05
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
   Operations:
      Net investment income                                 $   36,274,230    $    29,762,722    $    49,370,122    $    43,100,305
      Net realized gain (loss) on investment transactions          150,809            354,068           (663,410)         1,717,857
      Increase (decrease) in unrealized appreciation/
      (depreciation) of investments, futures and swaps          (1,031,625)       (10,356,391)        (3,245,317)       (21,490,657)
                                                            --------------    ---------------    ---------------    ---------------
   Net increase in net assets
   resulting from operations                                    35,393,414         19,760,399         45,461,395         23,327,505
                                                            --------------    ---------------    ---------------    ---------------
   Dividends and distributions to shareholders:
      Dividends from net investment income(a)                  (36,267,385)       (29,792,395)       (49,370,103)       (43,178,963)
      Distributions from net realized gain on
      investment transactions(a)                                         0           (675,420)                 0                  0
                                                            --------------    ---------------    ---------------    ---------------
   Total dividends and distributions
   to shareholders                                             (36,267,385)       (30,467,815)       (49,370,103)       (43,178,963)
                                                            --------------    ---------------    ---------------    ---------------
   Capital-share transactions:
      Net proceeds from sales of shares                        398,305,765        324,048,982        418,680,616        388,609,059
      Net proceeds from sales of shares issued
      to shareholders on reinvestment of
      dividends and distributions                                7,129,255          7,794,812         12,150,366         12,522,489
                                                            --------------    ---------------    ---------------    ---------------
   Total proceeds from shares sold                             405,435,020        331,843,794        430,830,982        401,131,548
      Cost of shares redeemed                                 (220,457,520)      (197,962,811)      (258,195,245)      (263,675,915)
                                                            --------------    ---------------    ---------------    ---------------
   Increase (decrease) in net assets from
   capital-share transactions                                  184,977,500        133,880,983        172,635,737        137,455,633
                                                            --------------    ---------------    ---------------    ---------------
   Net increase (decrease) in net assets                       184,103,529        123,173,567        168,727,029        117,604,175

NET ASSETS:
   Beginning of period                                       1,075,384,409        952,210,842      1,404,264,403      1,286,660,228
                                                            --------------    ---------------    ---------------    ---------------
   End of period(b)                                         $1,259,487,938    $ 1,075,384,409    $ 1,572,991,432    $ 1,404,264,403
                                                            ==============    ===============    ===============    ===============
(b) Includes undistributed net investment income/
(excess distributions) of:                                  $     (112,095)   $      (169,884)   $        29,698    $         6,063
                                                            ==============    ===============    ===============    ===============


--------------------------------------------------------------------------------
                                                       2006 Annual Report     33

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (continued)

                                                        ------------------------------
                                                                    SHORT
                                                                DURATION PLUS
                                                                  PORTFOLIO
                                                        ------------------------------

                                                             YEAR             YEAR
                                                             ENDED            ENDED
                                                            9/30/06          9/30/05
--------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
   Operations:
      Net investment income                             $  17,970,154    $  14,775,130
      Net realized loss on investment transactions         (5,239,213)      (4,683,066)
      Increase (decrease) in unrealized appreciation/
      (depreciation) of investments and swaps               3,003,264       (5,122,328)
                                                        -------------    -------------
   Net increase in net assets resulting
   from operations                                         15,734,205        4,969,736
                                                        -------------    -------------
   Dividends and distributions to shareholders:
      Dividends from net investment income(a)             (19,010,130)     (16,141,481)
      Distributions from net realized gain on
      investment transactions(a)                                    0         (520,245)
                                                        -------------    -------------
   Total dividends and distributions
   to shareholders                                        (19,010,130)     (16,661,726)
                                                        -------------    -------------
   Capital-share transactions:
      Net proceeds from sales of shares                   152,139,449      178,626,953
      Net proceeds from sales of shares issued
      to shareholders on reinvestment of
      dividends and distributions                           8,182,322        7,646,420
                                                        -------------    -------------
   Total proceeds from shares sold                        160,321,771      186,273,373
      Cost of shares redeemed                            (201,170,521)    (245,678,393)
                                                        -------------    -------------
   Decrease in net assets from
   capital-share transactions                             (40,848,750)     (59,405,020)
                                                        -------------    -------------
   Net decrease in net assets                             (44,124,675)     (71,097,010)

 NET ASSETS:
   Beginning of period                                    493,448,921      564,545,931
                                                        -------------    -------------
   End of period(b)                                     $ 449,324,246    $ 493,448,921
                                                        =============    =============

(b) Includes excess distributions of:                   $    (433,916)   $    (429,220)
                                                        =============    =============

(a) See page 36 for share class information on dividend distributions of the Short Duration Plus Portfolio.

See Notes to Financial Statements.


--------------------------------------------------------------------------------
34     Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------

                                                        ------------------------------    ------------------------------
                                                                 TAX-MANAGED
                                                                INTERNATIONAL                     INTERNATIONAL
                                                                  PORTFOLIO                         PORTFOLIO
                                                        ------------------------------    ------------------------------

                                                            YEAR             YEAR             YEAR             YEAR
                                                            ENDED            ENDED            ENDED            ENDED
                                                           9/30/06          9/30/05          9/30/06          9/30/05
------------------------------------------------------------------------------------------------------------------------
   Dividends to shareholders:
      Dividends from net investment income
      Tax-Managed International and International
      Class Shares, respectively                        $ (76,796,506)   $ (38,551,625)   $ (37,095,388)   $ (19,606,874)
      Class A                                                 (36,350)          (1,635)        (355,394)         (32,241)
      Class B                                                  (1,290)            (374)         (13,731)          (6,949)
      Class C                                                  (4,890)            (864)         (43,454)         (33,811)
      Class R                                                       0                0                0              (75)
                                                        -------------    -------------    -------------    -------------
                                                        $ (76,839,036)   $ (38,554,498)   $ (37,507,967)   $ (19,679,950)
                                                        =============    =============    =============    =============
      Distributions from net realized gain on
      investment transactions
      Tax-Managed International and International
      Class Shares, respectively                        $(352,717,365)   $ (64,395,815)
      Class A                                                (170,785)          (2,979)
      Class B                                                 (10,684)          (1,067)
      Class C                                                 (40,504)          (2,457)
                                                        -------------    -------------
                                                        $(352,939,338)   $ (64,402,318)
                                                        =============    =============

                                                        ------------------------------    ------------------------------
                                                                 DIVERSIFIED                        CALIFORNIA
                                                                  MUNICIPAL                         MUNICIPAL
                                                                  PORTFOLIO                         PORTFOLIO
                                                        ------------------------------    ------------------------------

                                                            YEAR             YEAR             YEAR             YEAR
                                                            ENDED            ENDED            ENDED            ENDED
                                                           9/30/06          9/30/05          9/30/06          9/30/05
------------------------------------------------------------------------------------------------------------------------
   Dividends to shareholders:
      Dividends from net investment income
      Municipal Class                                   $(108,738,587)   $ (84,945,388)   $ (34,313,374)   $ (27,333,546)
      Class A                                              (2,148,890)      (2,586,427)        (931,760)      (1,117,535)
      Class B                                              (1,194,732)      (1,768,647)        (468,128)        (671,269)
      Class C                                              (1,289,660)      (1,660,315)        (554,123)        (670,045)
                                                        -------------    -------------    -------------    -------------
                                                        $(113,371,869)   $ (90,960,777)   $ (36,267,385)   $ (29,792,395)
                                                        =============    =============    =============    =============
      Distributions from net realized gain on
      investment transactions
      Municipal Class                                   $           0    $           0    $           0    $    (600,291)
      Class A                                                       0                0                0          (27,031)
      Class B                                                       0                0                0          (24,289)
      Class C                                                       0                0                0          (23,809)
                                                        -------------    -------------    -------------    -------------
                                                        $           0    $           0    $           0    $    (675,420)
                                                        =============    =============    =============    =============


--------------------------------------------------------------------------------
                                                       2006 Annual Report     35

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (continued)

                                                        ------------------------------
                                                                   NEW YORK
                                                                  MUNICIPAL
                                                                  PORTFOLIO
                                                        ------------------------------

                                                              YEAR             YEAR
                                                              ENDED            ENDED
                                                             9/30/06          9/30/05
--------------------------------------------------------------------------------------
   Dividends to shareholders:
      Dividends from net investment income
      Municipal Class                                   $ (46,434,611)   $ (39,335,597)
      Class A                                              (1,244,127)      (1,528,070)
      Class B                                                (991,109)      (1,267,103)
      Class C                                                (700,256)      (1,048,193)
                                                        -------------    -------------
                                                        $ (49,370,103)   $ (43,178,963)
                                                        =============    =============

                                                        ------------------------------
                                                                    SHORT
                                                                DURATION PLUS
                                                                  PORTFOLIO
                                                        ------------------------------

                                                            YEAR             YEAR
                                                            ENDED            ENDED
                                                           9/30/06          9/30/05
--------------------------------------------------------------------------------------
   Dividends to shareholders:
      Dividends from net investment income
      Short Duration Plus Class                         $ (16,201,942)   $ (13,219,192)
      Class A                                              (1,474,775)      (1,460,769)
      Class B                                                (693,848)        (783,292)
      Class C                                                (639,565)        (678,131)
      Class R                                                       0              (97)
                                                        -------------    -------------
                                                        $ (19,010,130)   $ (16,141,481)
                                                        =============    =============
      Distributions from net realized gain on
      investment transactions
      Short Duration Plus Class                         $           0    $    (395,649)
      Class A                                                       0          (50,066)
      Class B                                                       0          (39,845)
      Class C                                                       0          (34,676)
      Class R                                                       0               (9)
                                                        -------------    -------------
                                                        $           0    $    (520,245)
                                                        =============    =============

See Notes to Financial Statements.


--------------------------------------------------------------------------------
36     Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------
Financial Highlights

Selected per-share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

                                                 ----------------------------------------------------------------------------------

                                                                       TAX-MANAGED INTERNATIONAL PORTFOLIO
                                                                         TAX-MANAGED INTERNATIONAL CLASS

                                                 ----------------------------------------------------------------------------------

                                                    YEAR             YEAR             YEAR             YEAR             YEAR
                                                    ENDED            ENDED            ENDED            ENDED            ENDED
                                                   9/30/06          9/30/05          9/30/04          9/30/03          9/30/02
-----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period            $     24.72      $     20.42      $     17.53      $     13.10      $     15.22
                                                 -----------      -----------      -----------      -----------      -----------

 Income from investment operations:

  Investment income, net+                               0.40             0.26             0.15             0.24             0.17

  Net realized and unrealized gain (loss) on
  investment and foreign currency transactions          3.82             4.49             3.04             4.39            (2.00)

  Contribution from Adviser                             0.00(c)          0.00             0.00             0.00             0.00
                                                 -----------      -----------      -----------      -----------      -----------
 Total from investment operations                       4.22             4.75             3.19             4.63            (1.83)
                                                 -----------      -----------      -----------      -----------      -----------

 Less distributions:

  Dividends from taxable net investment income         (0.31)           (0.17)           (0.30)           (0.20)           (0.29)

  Distributions from net realized gain on
  investment transactions                              (1.43)           (0.28)               0                0                0
                                                 -----------      -----------      -----------      -----------      -----------
 Total distributions                                   (1.74)           (0.45)           (0.30)           (0.20)           (0.29)
                                                 -----------      -----------      -----------      -----------      -----------
 Net asset value, end of period                  $     27.20      $     24.72      $     20.42      $     17.53      $     13.10
                                                 ===========      ===========      ===========      ===========      ===========
 Total return(a)                                       18.18%           23.62%           18.34%           35.65%          (12.39)%

RATIOS/SUPPLEMENTAL DATA

   Net assets, end of period (000 omitted)       $ 7,512,829      $ 6,078,513      $ 4,611,550      $ 3,561,248      $ 2,365,421

   Average net assets (000 omitted)              $ 6,888,047      $ 5,303,305      $ 4,206,956      $ 2,890,486      $ 2,708,477

   Ratio of expenses to average net assets              1.15%(e)         1.22%            1.24%            1.25%            1.25%

   Ratio of net investment income to average
   net assets                                           1.53%(e)         1.17%            0.79%            1.59%            1.04%

   Portfolio turnover rate                                67%              53%              71%              28%              64%


See Footnote Summary on page 49.
See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                                       2006 Annual Report     37

--------------------------------------------------------------------------------
Financial Highlights (continued)

Selected per-share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

                                                 -----------------------------------------------------------------------------------

                                                                             INTERNATIONAL PORTFOLIO
                                                                               INTERNATIONAL CLASS

                                                 -----------------------------------------------------------------------------------

                                                    YEAR             YEAR             YEAR             YEAR             YEAR
                                                    ENDED            ENDED            ENDED            ENDED            ENDED
                                                   9/30/06          9/30/05          9/30/04          9/30/03          9/30/02
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period            $     23.27      $     18.94      $     16.06      $     11.95      $     14.16
                                                 -----------      -----------      -----------      -----------      -----------
 Income from investment operations:

  Investment income, net+                               0.40             0.25             0.14             0.23             0.14

  Net realized and unrealized gain (loss) on
  investment and foreign currency transactions          3.81             4.25             2.91             4.04            (1.90)
                                                 -----------      -----------      -----------      -----------      -----------
 Total from investment operations                       4.21             4.50             3.05             4.27            (1.76)
                                                 -----------      -----------      -----------      -----------      -----------
 Less distributions:

  Dividends from taxable net investment income         (0.31)           (0.17)           (0.17)           (0.16)           (0.45)
                                                 -----------      -----------      -----------      -----------      -----------
 Total distributions                                   (0.31)           (0.17)           (0.17)           (0.16)           (0.45)
                                                 -----------      -----------      -----------      -----------      -----------
 Net asset value, end of period                  $     27.17      $     23.27      $     18.94      $     16.06      $     11.95
                                                 ===========      ===========      ===========      ===========      ===========
 Total return(a)                                       18.29%           23.90%           19.05%           36.00%          (13.01)%

RATIOS/SUPPLEMENTAL DATA

   Net assets, end of period (000 omitted)       $ 3,397,969      $ 2,785,730      $ 2,190,687      $ 1,826,667      $ 1,299,449

   Average net assets (000 omitted)              $ 3,125,615      $ 2,462,819      $ 2,045,596      $ 1,572,731      $ 1,539,788

   Ratio of expenses to average net assets              1.20%(e)         1.26%            1.28%            1.29%            1.29%

   Ratio of net investment income to average
   net assets                                           1.55%(e)         1.17%            0.76%            1.63%            0.97%

   Portfolio turnover rate                                73%              61%              92%              28%              67%

See Footnote Summary on page 49.
See Notes to Financial Statements.

--------------------------------------------------------------------------------
38     Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------

                                                 -----------------------------------------------------------------------------------

                                                                                EMERGING MARKETS
                                                                                    PORTFOLIO

                                                 -----------------------------------------------------------------------------------

                                                    YEAR             YEAR             YEAR             YEAR             YEAR
                                                    ENDED            ENDED            ENDED            ENDED            ENDED
                                                   9/30/06          9/30/05          9/30/04          9/30/03          9/30/02
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period            $     43.22      $     28.91      $     20.81      $     13.65      $     12.48
                                                 -----------      -----------      -----------      -----------      -----------
 Income from investment operations:

  Investment income, net+                               0.49             0.66             0.36             0.26             0.13

  Net realized and unrealized gain (loss) on
  investment and foreign currency transactions          5.02            14.20             7.76             6.87             1.04
                                                 -----------      -----------      -----------      -----------      -----------
 Total from investment operations                       5.51            14.86             8.12             7.13             1.17
                                                 -----------      -----------      -----------      -----------      -----------
 Less distributions:

  Dividends from taxable net investment income         (0.60)           (0.06)           (0.22)           (0.08)           (0.13)

  Distributions from net realized gain on
  investment transactions                              (9.39)           (0.78)               0                0                0
                                                 -----------      -----------      -----------      -----------      -----------
 Total distributions                                   (9.99)           (0.84)           (0.22)           (0.08)           (0.13)
                                                 -----------      -----------      -----------      -----------      -----------
 Portfolio transaction fee                              0.16             0.29             0.20             0.11             0.13
                                                 -----------      -----------      -----------      -----------      -----------
 Net asset value, end of period                  $     38.90      $     43.22      $     28.91      $     20.81      $     13.65
                                                 ===========      ===========      ===========      ===========      ===========
 Total return(a)                                       13.89%(b)        48.78%(b)        34.66%(b)        47.21%(b)         5.98%(b)

RATIOS/SUPPLEMENTAL DATA

   Net assets, end of period (000 omitted)       $ 2,152,403      $ 1,880,526      $ 1,361,368      $   898,402      $   518,984

   Average net assets (000 omitted)              $ 2,031,225      $ 1,600,912      $ 1,150,902      $   653,705      $   588,195

   Ratio of expenses to average net assets              1.58%(e)         1.68%            1.72%            1.72%            1.73%

   Ratio of net investment income to average
   net assets                                           1.26%(e)         1.85%            1.41%            1.57%            0.89%

   Portfolio turnover rate                                61%              54%              44%              38%              34%


See Footnote Summary on page 49.
See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                                       2006 Annual Report     39

--------------------------------------------------------------------------------
Financial Highlights (continued)

Selected per-share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

                                                 -----------------------------------------------------------------------------------

                                                                                  INTERMEDIATE
                                                                               DURATION PORTFOLIO

                                                 -----------------------------------------------------------------------------------

                                                    YEAR             YEAR             YEAR             YEAR             YEAR
                                                    ENDED            ENDED            ENDED            ENDED            ENDED
                                                   9/30/06          9/30/05          9/30/04          9/30/03          9/30/02
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period            $     13.27      $     13.41      $     13.43      $     13.08      $     12.98
                                                 -----------      -----------      -----------      -----------      -----------
 Income from investment operations:

  Investment income, net+                               0.59             0.53             0.50             0.47             0.59

  Net realized and unrealized gain (loss) on
  investments and foreign currency transactions        (0.15)           (0.09)           (0.01)            0.35             0.10
                                                 -----------      -----------      -----------      -----------      -----------
 Total from investment operations                       0.44             0.44             0.49             0.82             0.69
                                                 -----------      -----------      -----------      -----------      -----------
 Less distributions:

  Dividends from taxable net investment income         (0.60)           (0.54)           (0.51)           (0.47)           (0.59)

  Distributions from net realized gain on
  investment transactions                                  0(c)         (0.04)               0                0                0
                                                 -----------      -----------      -----------      -----------      -----------
 Total distributions                                   (0.60)           (0.58)           (0.51)           (0.47)           (0.59)
                                                 -----------      -----------      -----------      -----------      -----------
 Net asset value, end of period                  $     13.11      $     13.27      $     13.41      $     13.43      $     13.08
                                                 ===========      ===========      ===========      ===========      ===========
 Total return(a)                                        3.47%            3.35%            3.74%            6.39%            5.48%

RATIOS/SUPPLEMENTAL DATA

   Net assets, end of period (000 omitted)       $ 4,138,898      $ 3,386,745      $ 2,852,803      $ 2,402,262      $ 2,151,988

   Average net assets (000 omitted)              $ 3,694,176      $ 3,104,905      $ 2,612,933      $ 2,249,030      $ 2,135,339

   Ratio of expenses to average net assets              0.60%(e)         0.60%            0.61%            0.61%            0.61%

   Ratio of net investment income to average
   net assets                                           4.56%(e)         3.97%            3.72%            3.55%            4.57%

   Portfolio turnover rate                               426%             586%             660%             796%             727%


See Footnote Summary on page 49.
See Notes to Financial Statements.

--------------------------------------------------------------------------------
40     Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------

                                                 -----------------------------------------------------------------------------------

                                                                                 U.S. GOVERNMENT
                                                                            SHORT DURATION PORTFOLIO

                                                 -----------------------------------------------------------------------------------

                                                    YEAR             YEAR             YEAR             YEAR             YEAR
                                                    ENDED            ENDED            ENDED            ENDED            ENDED
                                                   9/30/06          9/30/05          9/30/04          9/30/03          9/30/02
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period            $     12.45      $     12.68      $     13.00      $     13.23      $     13.07
                                                 -----------      -----------      -----------      -----------      -----------
 Income from investment operations:

  Investment income, net+                               0.41             0.30             0.26             0.31             0.40

  Net realized and unrealized gain (loss) on
  investment transactions                              (0.02)           (0.19)           (0.14)           (0.04)            0.16
                                                 -----------      -----------      -----------      -----------      -----------
 Total from investment operations                       0.39             0.11             0.12             0.27             0.56
                                                 -----------      -----------      -----------      -----------      -----------
 Less distributions:

  Dividends from taxable net investment income         (0.43)           (0.34)           (0.30)           (0.31)           (0.40)

  Dividends from net realized gain on
  investment transactions                                  0                0(c)         (0.14)           (0.19)               0
                                                 -----------      -----------      -----------      -----------      -----------
 Total distributions                                   (0.43)           (0.34)           (0.44)           (0.50)           (0.40)
                                                 -----------      -----------      -----------      -----------      -----------
 Net asset value, end of period                  $     12.41      $     12.45      $     12.68      $     13.00      $     13.23
                                                 ===========      ===========      ===========      ===========      ===========
 Total return(a)                                        3.19%            0.90%            0.93%            2.10%            5.42%

RATIOS/SUPPLEMENTAL DATA

   Net assets, end of period (000 omitted)       $    86,733      $    86,394      $    93,595      $   112,561      $   115,400

   Average net assets (000 omitted)              $    83,170      $    91,842      $   101,777      $   120,631      $   106,080

   Ratio of expenses to average net assets              0.79%(e)         0.78%            0.80%            0.76%            0.74%

   Ratio of expenses to average net assets
   excluding interest expense                           0.79%(e)         0.78%            0.78%            0.76%            0.74%

   Ratio of net investment income to average
   net assets                                           3.33%(e)         2.41%            2.06%            2.39%            3.04%

   Portfolio turnover rate                               130%             167%             358%             323%             230%


See Footnote Summary on page 49.
See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                                       2006 Annual Report     41

--------------------------------------------------------------------------------
Financial Highlights (continued)

Selected per-share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

                                                 -----------------------------------------------------------------------------------

                                                                           SHORT DURATION DIVERSIFIED
                                                                               MUNICIPAL PORTFOLIO

                                                 -----------------------------------------------------------------------------------

                                                    YEAR             YEAR             YEAR             YEAR             YEAR
                                                    ENDED            ENDED            ENDED            ENDED            ENDED
                                                   9/30/06          9/30/05        9/30/04(d)         9/30/03          9/30/02
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period            $     12.51      $     12.60      $     12.69      $     12.79      $     12.70
                                                 -----------      -----------      -----------      -----------      -----------
 Income from investment operations:

  Investment income, net+                               0.34             0.26             0.22             0.29             0.37

  Net realized and unrealized gain (loss) on
  investment transactions                              (0.03)           (0.09)           (0.07)           (0.05)            0.10
                                                 -----------      -----------      -----------      -----------      -----------
 Total from investment operations                       0.31             0.17             0.15             0.24             0.47
                                                 -----------      -----------      -----------      -----------      -----------
 Less distributions:

  Dividends from taxable net investment
  income                                                   0                0            (0.01)               0                0

  Dividends from tax-exempt net investment
  income                                               (0.34)           (0.26)           (0.21)           (0.29)           (0.37)

  Dividends from net realized gain on
  investment transactions                                  0                0            (0.02)           (0.05)           (0.01)
                                                 -----------      -----------      -----------      -----------      -----------
 Total distributions                                   (0.34)           (0.26)           (0.24)           (0.34)           (0.38)
                                                 -----------      -----------      -----------      -----------      -----------
 Net asset value, end of period                  $     12.48      $     12.51      $     12.60      $     12.69      $     12.79
                                                 ===========      ===========      ===========      ===========      ===========
 Total return(a)                                        2.51%            1.36%            1.21%            1.97%            3.81%

RATIOS/SUPPLEMENTAL DATA

   Net assets, end of period (000 omitted)       $   209,416      $   258,300      $   253,728      $   233,649      $   200,696

   Average net assets (000 omitted)              $   228,571      $   253,042      $   240,126      $   220,768      $   182,317

   Ratio of expenses to average net assets              0.70%(e)         0.71%            0.69%            0.71%            0.71%

   Ratio of net investment income to
   average net assets                                   2.70%(e)         2.06%            1.81%            2.30%            2.92%

   Portfolio turnover rate                                50%             100%              84%              57%              56%


See Footnote Summary on page 49.
See Notes to Financial Statements.

--------------------------------------------------------------------------------
42     Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------

                                                 -----------------------------------------------------------------------------------

                                                                            SHORT DURATION CALIFORNIA
                                                                               MUNICIPAL PORTFOLIO

                                                 -----------------------------------------------------------------------------------

                                                    YEAR             YEAR             YEAR             YEAR             YEAR
                                                    ENDED            ENDED            ENDED            ENDED            ENDED
                                                   9/30/06          9/30/05         9/30/04(d)        9/30/03          9/30/02
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period            $     12.47      $     12.57      $     12.67      $     12.69      $     12.68
                                                 -----------      -----------      -----------      -----------      -----------
 Income from investment operations:

  Investment income, net+                               0.30             0.24             0.20             0.22             0.35

  Net realized and unrealized gain (loss) on
  investment transactions                              (0.01)           (0.10)           (0.10)           (0.02)            0.01
                                                 -----------      -----------      -----------      -----------      -----------
 Total from investment operations                       0.29             0.14             0.10             0.20             0.36
                                                 -----------      -----------      -----------      -----------      -----------
 Less distributions:

  Dividends from taxable net investment income             0                0            (0.01)           (0.01)               0

  Dividends from tax-exempt net investment
  income                                               (0.30)           (0.24)           (0.19)           (0.21)           (0.35)
                                                 -----------      -----------      -----------      -----------      -----------
 Total distributions                                   (0.30)           (0.24)           (0.20)           (0.22)           (0.35)
                                                 -----------      -----------      -----------      -----------      -----------
 Net asset value, end of period                  $     12.46      $     12.47      $     12.57      $     12.67      $     12.69
                                                 ===========      ===========      ===========      ===========      ===========
 Total return(a)                                        2.32%            1.11%            0.81%            1.63%            2.87%

RATIOS/SUPPLEMENTAL DATA

   Net assets, end of period (000 omitted)       $    75,510      $    62,025      $    71,637      $    79,818      $    74,648

   Average net assets (000 omitted)              $    67,878      $    68,266      $    77,177      $    80,862      $    61,944

   Ratio of expenses to average net assets              0.81%(e)         0.81%            0.78%            0.80%            0.79%

   Ratio of net investment income to average
   net assets                                           2.38%(e)         1.88%            1.59%            1.77%            2.70%

   Portfolio turnover rate                                83%              91%              90%              72%              28%


See Footnote Summary on page 49.
See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                                       2006 Annual Report     43

--------------------------------------------------------------------------------
Financial Highlights (continued)

Selected per-share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

                                                 -----------------------------------------------------------------------------------

                                                                             SHORT DURATION NEW YORK
                                                                               MUNICIPAL PORTFOLIO

                                                 -----------------------------------------------------------------------------------

                                                    YEAR             YEAR             YEAR              YEAR             YEAR
                                                    ENDED            ENDED            ENDED            ENDED            ENDED
                                                   9/30/06          9/30/05         9/30/04(d)        9/30/03          9/30/02
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period            $     12.39      $     12.47      $     12.55      $     12.57      $     12.54
                                                 -----------      -----------      -----------      -----------      -----------
 Income from investment operations:

  Investment income, net+                               0.32             0.25             0.22             0.26             0.36

  Net realized and unrealized gain (loss) on
  investment transactions                              (0.01)           (0.08)           (0.08)           (0.02)            0.03
                                                 -----------      -----------      -----------      -----------      -----------
 Total from investment operations                       0.31             0.17             0.14             0.24             0.39
                                                 -----------      -----------      -----------      -----------      -----------
 Less distributions:

  Dividends from taxable net investment income             0                0            (0.01)               0                0

  Dividends from tax-exempt net
  investment income                                    (0.32)           (0.25)           (0.21)           (0.26)           (0.36)
                                                 -----------      -----------      -----------      -----------      -----------
 Total distributions                                   (0.32)           (0.25)           (0.22)           (0.26)           (0.36)
                                                 -----------      -----------      -----------      -----------      -----------
 Net asset value, end of period                  $     12.38      $     12.39      $     12.47      $     12.55      $     12.57
                                                 ===========      ===========      ===========      ===========      ===========
 Total return(a)                                        2.52%            1.37%            1.16%            1.92%            3.14%

RATIOS/SUPPLEMENTAL DATA

   Net assets, end of period (000 omitted)       $   102,756      $   123,058      $   123,176      $   120,941      $   116,307

   Average net assets (000 omitted)              $   113,877      $   122,925      $   123,457      $   119,346      $   102,743

   Ratio of expenses to average net assets              0.74%(e)         0.74%            0.74%            0.76%            0.77%

   Ratio of net investment income to average
   net assets                                           2.55%(e)         2.00%            1.80%            2.06%            2.83%

   Portfolio turnover rate                                52%              98%              68%              47%              38%


See Footnote Summary on page 49.
See Notes to Financial Statements.

--------------------------------------------------------------------------------
44     Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------

                                                 -----------------------------------------------------------------------------------

                                                                          DIVERSIFIED MUNICIPAL PORTFOLIO
                                                                                  MUNICIPAL CLASS

                                                 -----------------------------------------------------------------------------------

                                                    YEAR             YEAR              YEAR             YEAR             YEAR
                                                    ENDED            ENDED            ENDED            ENDED            ENDED
                                                   9/30/06          9/30/05         9/30/04(d)        9/30/03          9/30/02
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period            $     14.06      $     14.27      $     14.34      $     14.37      $     14.05
                                                 -----------      -----------      -----------      -----------      -----------
 Income from investment operations:

  Investment income, net+                               0.46             0.44             0.45             0.51             0.56

  Net realized and unrealized gain (loss) on
  investment transactions                              (0.03)           (0.21)           (0.07)           (0.03)            0.32
                                                 -----------      -----------      -----------      -----------      -----------
 Total from investment operations                       0.43             0.23             0.38             0.48             0.88
                                                 -----------      -----------      -----------      -----------      -----------
 Less distributions:

  Dividends from taxable net investment income             0                0            (0.02)           (0.01)               0

  Dividends from tax-exempt net
  investment income                                    (0.46)           (0.44)           (0.43)           (0.50)           (0.56)
                                                 -----------      -----------      -----------      -----------      -----------
 Total distributions                                   (0.46)           (0.44)           (0.45)           (0.51)           (0.56)
                                                 -----------      -----------      -----------      -----------      -----------
 Net asset value, end of period                  $     14.03      $     14.06      $     14.27      $     14.34      $     14.37
                                                 ===========      ===========      ===========      ===========      ===========
 Total return(a)                                        3.12%            1.62%            2.73%            3.44%            6.42%

RATIOS/SUPPLEMENTAL DATA

   Net assets, end of period (000 omitted)       $ 3,693,513      $ 2,976,421      $ 2,509,749      $ 2,045,981      $ 1,731,818

   Average net assets (000 omitted)              $ 3,309,135      $ 2,752,982      $ 2,261,248      $ 1,844,104      $ 1,532,681

   Ratio of expenses to average net assets              0.59%(e)         0.61%            0.61%            0.63%            0.64%

   Ratio of net investment income to average
   net assets                                           3.29%(e)         3.09%            3.19%            3.58%            3.96%

   Portfolio turnover rate                                29%              28%              41%              38%              22%


See Footnote Summary on page 49.
See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                                       2006 Annual Report     45

--------------------------------------------------------------------------------
Financial Highlights (continued)

Selected per-share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

                                                 -----------------------------------------------------------------------------------

                                                                         CALIFORNIA MUNICIPAL PORTFOLIO
                                                                                 MUNICIPAL CLASS

                                                 -----------------------------------------------------------------------------------

                                                    YEAR             YEAR             YEAR             YEAR             YEAR
                                                    ENDED            ENDED            ENDED            ENDED            ENDED
                                                   9/30/06          9/30/05         9/30/04(d)        9/30/03          9/30/02
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period            $     14.23      $     14.38      $     14.46      $     14.59      $     14.23
                                                 -----------      -----------      -----------      -----------      -----------
 Income from investment operations:

  Investment income, net+                               0.45             0.43             0.43             0.47             0.51

  Net realized and unrealized gain (loss) on
  investment transactions                              (0.02)           (0.13)           (0.07)           (0.13)            0.36
                                                 -----------      -----------      -----------      -----------      -----------
 Total from investment operations                       0.43             0.30             0.36             0.34             0.87
                                                 -----------      -----------      -----------      -----------      -----------
 Less distributions:

  Dividends from taxable net investment income             0                0            (0.02)           (0.03)               0

  Dividends from tax-exempt net
  investment income                                    (0.45)           (0.44)           (0.41)           (0.44)           (0.51)

  Distributions from net realized gain on
  investment transactions                                  0            (0.01)           (0.01)               0                0
                                                 -----------      -----------      -----------      -----------      -----------
 Total distributions                                   (0.45)           (0.45)           (0.44)           (0.47)           (0.51)
                                                 -----------      -----------      -----------      -----------      -----------
 Net asset value, end of period                  $     14.21      $     14.23      $     14.38      $     14.46      $     14.59
                                                 ===========      ===========      ===========      ===========      ===========
 Total return(a)                                        3.11%            2.09%            2.55%            2.40%            6.27%

RATIOS/SUPPLEMENTAL DATA

   Net assets, end of period (000 omitted)       $ 1,194,575      $   983,388      $   843,206      $   685,360      $   597,222

   Average net assets (000 omitted)              $ 1,073,155      $   898,450      $   752,372      $   625,249      $   541,454

   Ratio of expenses to average net assets              0.63%(e)         0.65%            0.64%            0.66%            0.66%

   Ratio of net investment income to average
   net assets                                           3.20%(e)         3.04%            3.01%            3.26%            3.57%

   Portfolio turnover rate                                23%              30%              52%              44%              31%


See Footnote Summary on page 49.
See Notes to Financial Statements.

--------------------------------------------------------------------------------
46     Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------

                                                 -----------------------------------------------------------------------------------

                                                                          NEW YORK MUNICIPAL PORTFOLIO
                                                                                 MUNICIPAL CLASS

                                                 -----------------------------------------------------------------------------------

                                                    YEAR             YEAR             YEAR             YEAR             YEAR
                                                    ENDED            ENDED            ENDED            ENDED            ENDED
                                                   9/30/06          9/30/05         9/30/04(d)        9/30/03          9/30/02
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period            $     13.91      $     14.11      $     14.21      $     14.23      $     13.85
                                                 -----------      -----------      -----------      -----------      -----------
 Income from investment operations:

  Investment income, net+                               0.47             0.46             0.47             0.50             0.54

  Net realized and unrealized gain (loss) on
  investment transactions                              (0.05)           (0.20)           (0.10)           (0.02)            0.38
                                                 -----------      -----------      -----------      -----------      -----------
 Total from investment operations                       0.42             0.26             0.37             0.48             0.92
                                                 -----------      -----------      -----------      -----------      -----------
 Less distributions:

  Dividends from taxable net investment income             0                0            (0.01)           (0.01)           (0.01)

  Dividends from tax-exempt net
  investment income                                    (0.47)           (0.46)           (0.46)           (0.49)           (0.53)
                                                 -----------      -----------      -----------      -----------      -----------
 Total distributions                                   (0.47)           (0.46)           (0.47)           (0.50)           (0.54)
                                                 -----------      -----------      -----------      -----------      -----------
 Net asset value, end of period                  $     13.86      $     13.91      $     14.11      $     14.21      $     14.23
                                                 ===========      ===========      ===========      ===========      ===========
 Total return(a)                                        3.09%            1.90%            2.63%            3.45%            6.83%

RATIOS/SUPPLEMENTAL DATA

   Net assets, end of period (000 omitted)       $ 1,484,265      $ 1,274,466      $ 1,121,213      $ 1,006,023      $   940,302

   Average net assets (000 omitted)              $ 1,364,506      $ 1,190,723      $ 1,055,386      $   954,250      $   835,184

   Ratio of expenses to average net assets              0.62%(e)         0.63%            0.63%            0.65%            0.66%

   Ratio of net investment income to average
   net assets                                           3.40%(e)         3.30%            3.31%            3.53%            3.89%

   Portfolio turnover rate                                21%              32%              39%              29%              37%


See Footnote Summary on page 49.
See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                                       2006 Annual Report     47

--------------------------------------------------------------------------------
Financial Highlights (continued)

Selected per-share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

                                                 -----------------------------------------------------------------------------------

                                                                          SHORT DURATION PLUS PORTFOLIO
                                                                            SHORT DURATION PLUS CLASS

                                                 -----------------------------------------------------------------------------------

                                                    YEAR             YEAR             YEAR             YEAR             YEAR
                                                    ENDED            ENDED            ENDED            ENDED            ENDED
                                                   9/30/06          9/30/05          9/30/04          9/30/03          9/30/02
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period            $     12.39      $     12.67      $     12.84      $     12.78      $     12.69
                                                 -----------      -----------      -----------      -----------      -----------
 Income from investment operations:

  Investment income, net+                               0.49             0.37             0.30             0.37             0.50

  Net realized and unrealized gain (loss) on
  investment transactions                              (0.05)           (0.24)           (0.12)            0.06             0.09
                                                 -----------      -----------      -----------      -----------      -----------
 Total from investment operations                       0.44             0.13             0.18             0.43             0.59
                                                 -----------      -----------      -----------      -----------      -----------
 Less distributions:

  Dividends from taxable net investment income         (0.52)           (0.40)           (0.33)           (0.37)           (0.50)

  Distributions from net realized gain
  on investment transactions                               0            (0.01)           (0.02)               0                0
                                                 -----------      -----------      -----------      -----------      -----------
 Total distributions                                   (0.52)           (0.41)           (0.35)           (0.37)           (0.50)
                                                 -----------      -----------      -----------      -----------      -----------
 Net asset value, end of period                  $     12.31      $     12.39      $     12.67      $     12.84      $     12.78
                                                 ===========      ===========      ===========      ===========      ===========
 Total return(a)                                        3.65%            1.10%            1.37%            3.42%            4.78%

RATIOS/SUPPLEMENTAL DATA

   Net assets, end of period (000 omitted)       $   375,908      $   398,787      $   421,881      $   413,100      $   397,719

   Average net assets (000 omitted)              $   383,702      $   410,072      $   411,043      $   408,848      $   377,656

   Ratio of expenses to average net assets              0.66%(e)         0.68%            0.70%            0.67%            0.67%

   Ratio of expenses to average net assets
   excluding interest expense                           0.66%(e)         0.68%            0.68%            0.66%            0.67%

   Ratio of net investment income to average
   net assets                                           4.00%(e)         2.97%            2.39%            2.89%            3.95%

   Portfolio turnover rate                               157%             220%             359%             286%             226%


See Footnote Summary on page 49.
See Notes to Financial Statements.

--------------------------------------------------------------------------------
48     Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------

*     Annualized.

+     Based on average shares outstanding.

(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total Return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(b) This reflects the return to a shareholder who purchased shares of the Portfolio at the beginning of the period and redeemed them at the end of the period, paying, in each case, the applicable portfolio transaction fee. Effective May 2, 2005, the portfolio transaction fee payable when shares of the Portfolio are purchased or sold was reduced from 2.00% to 1.00%. Total Return to a shareholder for the years ending September 30, 2006, September 30, 2005, September 30, 2004, September 30, 2003, and September 30, 2002, without taking into account these transaction fees would have been 16.21%, 53.35%, 40.22%, 53.28%, and 10.35%, respectively.

(c)   Amount is less than $.005.

(d) As of October 1, 2003, the Portfolios have adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however prior to October 1, 2003, these interim payments were reflected within interest income in the Statement of Operations. For the year ended September 30, 2004, the effect of this change was to increase net investment income and decrease net realized and unrealized gain (loss) on investment transaction per share by less than $0.01 for Short Duration Diversified, Short Duration California, Short Duration New York, Diversified Municipal, California Municipal and New York Municipal Class.

      The effect on the ratio of the net investment income per share was as follows:

                                          YEAR
                                          ENDED
                                         9/30/04

      Short Duration Diversified          0.03%
      Short Duration California           0.00%
      Short Duration New York             0.01%
      Diversified Municipal Class         0.01%
      California Municipal Class          0.00%
      New York Municipal Class            0.01%

(e)   The ratio includes expenses attributable to costs of proxy solicitation.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                                       2006 Annual Report     49

--------------------------------------------------------------------------------
Notes to Financial Statements

NOTE 1.  Organization and Significant Accounting Policies

         Sanford C. Bernstein Fund, Inc. (the "Fund") is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund currently comprises 12 portfolios ("SCB Portfolios"), each with its own investment objectives. There are three international equity portfolios: Tax-Managed International, International and Emerging Markets; nine fixed-income portfolios: Intermediate Duration, Short Duration Plus, U.S. Government Short Duration, Short Duration Diversified Municipal, Short Duration California Municipal, Short Duration New York Municipal, Diversified Municipal, California Municipal and New York Municipal.

         Effective February 1, 2002, each of the Diversified Municipal, California Municipal and New York Municipal Portfolios (collectively, Bernstein "Intermediate Municipal Portfolios") commenced offering of AllianceBernstein Intermediate Municipal Class A, Class B and Class C Shares (collectively, "Intermediate Municipal Retail Classes") in addition to the existing share class of the Intermediate Municipal Portfolios (each, a "Municipal Class"). Effective May 21, 2003, the Short Duration Plus Portfolio commenced offering of AllianceBernstein Short Duration Class A, Class B and Class C Shares (collectively, "Short Duration Retail Classes") in addition to the existing Short Duration Plus Class shares. Effective January 30, 2004, the Tax-Managed International and International Portfolios commenced distribution of AllianceBernstein Tax-Managed International and AllianceBernstein International Class A, Class B and Class C Shares (collectively, "International Retail Classes") in addition to the existing Tax-Managed International and International Class Shares, respectively. Collectively, the Intermediate Retail Classes, Short Duration Retail Classes and International Retail Classes are the "Retail Classes." The financial highlights of the Retail Classes are presented in separate financial reports. Each class of shares has identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

     A.  Portfolio Valuation

         Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

         In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter markets, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein, L.P. (prior to February 24, 2006 known as Alliance Capital Management, L.P.), (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.


--------------------------------------------------------------------------------
50     Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------

         Securities  for  which  market  quotations  are not  readily  available
         (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

     B.  Foreign Currency Translation

         The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 12:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

         Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

         The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

         The Tax-Managed International Portfolio, International Portfolio, Emerging Markets Portfolio and Intermediate Duration Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

     C.  Security Transactions and Related Investment Income

         Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

     D.  Futures Contracts

         Upon entering into a futures contract, a Portfolio is required to deposit cash or to pledge securities and maintain as collateral an initial margin with the broker, equal to a certain percentage of the purchase price indicated in the futures contract. Subsequent payments, which are dependent on the daily fluctuations in the market value of the underlying index or security, are made or received by the Portfolio each day (daily variation margin) or at other intervals as is required. The aggregate of these payments or receipts through the expiration of the futures contract is recorded for book purposes as unrealized gains or losses by the Portfolio. If the Portfolio enters into a closing transaction, it will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract at the time it was opened or purchased and its value at the time it was closed.


--------------------------------------------------------------------------------
                                                       2006 Annual Report     51

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

     E.  Written Options

         When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as an asset and a corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the option. When a call option is exercised, a Portfolio realizes a gain or loss on the underlying security, with the proceeds from the security sale increased by the amount of the option premium received. When a put option is exercised, the cost basis of the security purchased by a Portfolio is reduced by the option premium received. For the year ended September 30, 2006, the Portfolios had no transactions in written options.

     F.  Taxes

         Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

     G.  Repurchase Agreements

         Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund's policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio's ability to dispose of the underlying securities.

     H.  Securities Transactions on a When-Issued or Delayed-Delivery Basis

         Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security's value in determining the Portfolio's net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security's value in determining the Portfolio's net asset value. Each Portfolio segregates cash and marketable securities at least equal in value to its purchase commitment for when-issued or delayed-delivery securities, and segregates portfolio securities on a delayed-delivery basis.

     I.  Distribution of Income and Gains

         Net investment income of each Portfolio except the Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Dividends from net investment income, if any, of the Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio will be paid to shareholders at least once a year.

         Distributions   of  net  realized   gains,   less  any  available  loss
         carryforwards, if any, for all Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

         Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, "excess distributions" are reflected in the accompanying financial statements. Certain other differences--permanent differences--arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.


--------------------------------------------------------------------------------
52     Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------

         Permanent differences have no effect on net assets. The effect of such permanent differences on each Portfolio, due to sale of passive foreign investment companies, reclassifications of distributions, foreign currency gain (loss), paydown gain (loss), swap income (loss), straddle write off and capital gain withholding tax is reflected as an adjustment to the components of capital as of September 30, 2006, as shown below:

                                                                                                     INCREASE (DECREASE)
                                                                          INCREASE (DECREASE)          TO ACCUMULATED
                                                  INCREASE (DECREASE)      TO UNDISTRIBUTED       NET REALIZED GAIN (LOSS)
                                                     TO ADDITIONAL          NET INVESTMENT        ON INVESTMENT AND FOREIGN
                                                    PAID-IN CAPITAL          INCOME (LOSS)          CURRENCY TRANSACTIONS
         ------------------------------------------------------------------------------------------------------------------
         Tax-Managed International                   $         0             $   6,081,479             $  (6,081,479)
         International                                         0                 3,144,603                (3,144,603)
         Emerging Markets                                      0                (6,950,174)                6,950,174
         Intermediate Duration                                 0                (8,419,405)                8,419,405
         U.S. Government Short Duration                        0                   100,623                  (100,623)
         Short Duration Diversified Municipal                  0                     1,731                    (1,731)
         Short Duration California Municipal                   0                     4,129                    (4,129)
         Short Duration New York Municipal                     0                       943                      (943)
         Diversified Municipal                          (283,728)                   77,645                   206,083
         California Municipal                             (6,201)                   50,944                   (44,743)
         New York Municipal                                    0                    23,616                   (23,616)
         Short Duration Plus                                   0                 1,035,280                (1,035,280)
         ------------------------------------------------------------------------------------------------------------------

     J.  Class Allocations

         All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

     K.  Portfolio Transaction Fee

         The Emerging Markets Portfolio imposes a 1.00% fee on purchases and redemptions. This fee is retained by the Portfolio and is included in the financial statements as a component of additional paid-in capital.

     L.  Securities Lending

         Each of the Portfolios may enter into securities lending transactions. By lending its portfolio securities, a Portfolio attempts to increase its income through the interest earned on the loan. It is the policy of each Portfolio to receive collateral consisting of cash or U.S. Government securities in an amount at least equal to the value of the securities loaned. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that collateral levels are maintained. Cash collateral received is invested by the securities lending agent in liquid short-term investments such as repurchase agreements and overnight time deposits pursuant to investment guidelines set forth by the Fund. Cash collateral received is recorded as an asset as well as a corresponding liability in the statements of assets and liabilities. At September 30, 2006, the International Portfolio had securities on loan with a value of $818,067,918 and had received collateral of $864,755,000 of which $864,755,000 was cash collateral and $0 was collateral in the form of U.S. Government securities. The International Portfolio earned $2,527,091 from securities lending transactions for the year ended September 30, 2006. The amount is reflected in the statements of operations as a component of interest income.


--------------------------------------------------------------------------------
                                                       2006 Annual Report     53

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

     M.  Swap Agreements

         Each of the Portfolios may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

         Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolios consider the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

         As of October 1, 2003, the Portfolios have adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Portfolios accrue for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Prior to October 1, 2003, these interim payments were reflected within interest income/expense in the statements of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

         Each of the Portfolios may enter into credit default swaps. The Portfolios may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract") or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Portfolio to buy/(sell) from/(to) the counterparty at the notional amount (the "Notional Amount") and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract ("Maximum Payout Amount"). During the term of the swap agreement, the Portfolio receives/(pays) semi annual fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

         Credit default swaps may involve greater risks than if the Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Portfolio is a seller and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Portfolio.

     N.  Reverse Repurchase Agreements

         Under a reverse repurchase agreement, a Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time a Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the year ended September 30, 2006, the Fund had not entered into any reverse repurchase agreements.

     O.  Mortgage-Backed Dollar Rolls

         The Intermediate Duration Portfolio, the U.S. Government Short Duration Portfolio and the Short Duration Plus Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and such Portfolio's simultaneously contracting to repurchase similar securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. In consideration for entering into the commitment to repurchase, the Portfolios are compensated by "fee income," which is received when the Portfolios enter into the commitment. Such fee income is recorded as deferred income and accrued by each Portfolio over the roll period. Dollar rolls involve the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolios.


--------------------------------------------------------------------------------
54     Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------
NOTE 2.  Investment Management and Transactions with Affiliated Persons

     A.  Management Fee

         Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio's assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board of Directors.

         Each of the Portfolios of Sanford C. Bernstein Fund, Inc. pays the Adviser an investment management fee, based on the annual rate, for such services as follows:

                                                               ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
                                                           FIRST            NEXT            NEXT             NEXT
                                                         $1 BILLION      $3 BILLION      $2 BILLION       $2 BILLION     THEREAFTER
         ---------------------------------------------------------------------------------------------------------------------------
         Tax-Managed International and                     0.925%          0.850%          0.800%           0.750%          0.650%
         International Portfolios

                                                                           FIRST            NEXT             NEXT
                                                                         $1 BILLION      $1 BILLION       $1 BILLION     THEREAFTER
         ---------------------------------------------------------------------------------------------------------------------------
         Emerging Markets Portfolio                                        1.175%          1.050%           1.000%          0.900%

                                                                           FIRST            NEXT             NEXT
                                                                         $1 BILLION      $2 BILLION       $2 BILLION     THEREAFTER
         ---------------------------------------------------------------------------------------------------------------------------
         New York Municipal, California Municipal,                         0.500%          0.450%           0.400%          0.350%
         Municipal and Intermediate Duration Portfolios

                                                                                           FIRST             NEXT
                                                                                        $250 MILLION     $500 MILLION    THEREAFTER
         ---------------------------------------------------------------------------------------------------------------------------
         Short Duration California Municipal, Short                                        0.500%          0.450%           0.400%
         Duration Diversified Municipal, Short Duration
         New York Municipal, U.S. Government Short
         Duration and Short Duration Plus Portfolios
         ---------------------------------------------------------------------------------------------------------------------------

         Prior to November 29, 2005 each of the Portfolios paid the Adviser an investment management fee, based on the annual rate, for such services as follows:

                                                                ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
                                                                                           FIRST             NEXT
                                                                                        $250 MILLION     $500 MILLION    THEREAFTER
         ---------------------------------------------------------------------------------------------------------------------------
         Short Duration California Municipal, Short Duration                               0.50%            0.45%           0.40%
         Diversified Municipal, Short Duration New York
         Municipal, U.S. Government Short Duration and
         Short Duration Plus Portfolios

                                                                                           FIRST             NEXT
                                                                                         $1 BILLION       $2 BILLION     THEREAFTER
         ---------------------------------------------------------------------------------------------------------------------------
         New York Municipal, California Municipal, Diversified                             0.50%            0.45%           0.40%
         Municipal and Intermediate Duration Portfolios

                                                                           FIRST            NEXT             NEXT
                                                                         $1 BILLION      $3 BILLION       $2 BILLION     THEREAFTER
         ---------------------------------------------------------------------------------------------------------------------------
         Tax-Managed International and International Portfolios            1.00%           0.90%            0.85%           0.75%

                                                                                           FIRST             NEXT
                                                                                         $1 BILLION       $1 BILLION     THEREAFTER
         ---------------------------------------------------------------------------------------------------------------------------
         Emerging Markets Portfolio                                                        1.25%            1.125%          1.00%
         ---------------------------------------------------------------------------------------------------------------------------

         During the year ended September 30, 2006, the Adviser reimbursed the Tax-Managed International Portfolio $14,427 for trading losses incurred due to a trade entry error.


--------------------------------------------------------------------------------
                                                       2006 Annual Report     55

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

     B.  Shareholder Servicing Fee; Transfer Agency Fee

         Under the  Shareholder  Servicing  Agreement  between  the  Sanford  C.
         Bernstein Fund, Inc. and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolios (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their Sanford C. Bernstein Fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. The Shareholder Servicing Agreement does not apply to the Retail Classes. Under the agreement, the fee paid by each Portfolio except the Tax-Managed International Portfolio, International Portfolio, and Emerging Markets Portfolio to the Adviser for services is an annual rate of .10 of 1% of the average daily net assets of each Portfolio during the month, and the fee paid by the Tax-Managed International Portfolio, International Portfolio, and Emerging Markets Portfolio for services is an annual rate of .25 of 1% of the average daily net assets of each Portfolio during the month.

         Under a Transfer Agency Agreement between the Sanford C. Bernstein Fund, Inc., on behalf of the Retail Classes, and AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), the Retail Classes compensate ABIS, a wholly owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. For the year ended September 30, 2006, the Fund was advised that the compensation retained by ABIS amounted to: Tax Managed International, $1,785; International, $23,976; Diversified Municipal Portfolio, $37,496; California Municipal Portfolio, $18,000; New York Municipal Portfolio, $22,334; and Short Duration Plus Portfolio, $39,964. During the period, ABIS voluntarily agreed to waive a portion of its fees for such services for the Tax-Managed International Portfolio. Such waiver amounted to $16,215 for the year ended September 30, 2006.

         For the year ended September 30, 2006, the expenses for the Retail Classes of the Tax-Managed International Portfolio, International Portfolio, Diversified Municipal Portfolio, California Municipal Portfolio, New York Municipal Portfolio and Short Duration Plus Portfolio were reduced under an expense offset arrangement with ABIS by $54, $1,145, $1,658, $610, $1,194 and $2,068, respectively.

     C.  Distribution Arrangements--the Funds Except the Retail Classes

         Under the Distribution Agreement of the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the "Distributor"), the Distributor agrees to act as agent to sell shares of the 12 Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly-owned subsidiary of the Adviser.

     D.  Distribution Arrangements--the Retail Classes Only

         The Retail Classes of the Tax-Managed International Portfolio and International Portfolio, the Intermediate Municipal Portfolios, and the Short Duration Plus Portfolio have adopted a Distribution Services Agreement (the "Agreement"), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc. (prior to February 24, 2006, known as AllianceBernstein Investment Research and Management, Inc.), (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of the Class A Shares, and 1% of the Class B and Class C Shares respective average daily net assets attributable to the Retail Classes. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Sanford C. Bernstein Fund, Inc., that it has incurred expenses in excess of the distribution costs reimbursed by each of the Retail Classes as follows:

                             TAX-MANAGED                         DIVERSIFIED      CALIFORNIA        NEW YORK             SHORT
                            INTERNATIONAL      INTERNATIONAL      MUNICIPAL        MUNICIPAL        MUNICIPAL        DURATION PLUS
         -------------------------------------------------------------------------------------------------------------------------
         Class B             $   171,049        $   192,834      $   856,909      $   563,776      $ 1,054,600        $   246,522
         Class C                 551,358            606,567        1,361,152          760,252          905,512            618,511
         -------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
56     Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------

         Such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A Shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio's shares.

     E.  Other Transactions with Affiliates

         Class A Shares of the Retail Classes are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A Shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B Shares of the Intermediate Municipal Portfolios and the Short Duration Plus Portfolio are currently sold with a contingent deferred sales charge that declines from 3% to zero depending on the period of time the shares are held. Class B Shares of the Tax-Managed International Portfolio and the International Portfolio are currently sold with a contingent deferred sales charge that declines from 4% to zero depending on the period of time the shares are held. Class B Shares will automatically convert to Class A Shares six years after the end of the calendar month of purchase for the Intermediate Municipal Portfolios and the Short Duration Plus Portfolio, and eight years after the end of the calendar month of purchase for the Tax-Managed International Portfolio and the International Portfolio. Class C Shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

         AllianceBernstein Investments, Inc., has advised Sanford C. Bernstein Fund, Inc., that it has retained front-end sales charges from sales of Class A Shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B, and Class C Shares for the year ended September 30, 2006, as follows:

                                             FRONT-END               CONTINGENT DEFERRED SALES CHARGES
                                           SALES CHARGES           ---------------------------------------
         PORTFOLIO                            CLASS A              CLASS A        CLASS B        CLASS C
         -------------------------------------------------------------------------------------------------
         Tax-Managed International           $   1,838             $      0       $  1,115       $    427
         International                          11,726                    0          5,647          9,464
         Diversified Municipal                   1,888                    0         54,816          6,410
         California Municipal                    1,609                    0         14,207            857
         New York Municipal                      3,860                2,684         44,523          4,782
         Short Duration Plus                     3,777                1,332         44,304          2,316
         -------------------------------------------------------------------------------------------------

         For the year ended September 30, 2006, the Tax-Managed International, International and Emerging Markets Portfolios paid brokerage commissions to Sanford C. Bernstein & Co., LLC, in the amount of $560, $11,945 and $640, and the Tax-Managed International Portfolio paid commissions to Sanford C. Bernstein & Co., Ltd., in the amount of $69,330.


--------------------------------------------------------------------------------
                                                       2006 Annual Report     57

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

NOTE 3.  Investment Security Transactions

     A.  Purchases and Sales

         For the period from October 1, 2005, through September 30, 2006, the Portfolios had purchases and sales transactions, excluding repurchase transactions and transactions in short-term instruments, as follows:

                                                 PURCHASES EXCLUDING     PURCHASES OF     SALES EXCLUDING       SALES OF
                                                   U.S. GOVERNMENT     U.S. GOVERNMENT    U.S. GOVERNMENT   U.S. GOVERNMENT
                                                      SECURITIES          SECURITIES         SECURITIES        SECURITIES
         --------------------------------------------------------------------------------------------------------------------
         Tax-Managed International                 $ 4,696,605,591     $              0   $ 4,545,544,986   $              0
         International                               2,328,805,020                    0     2,285,132,952                  0
         Emerging Markets                            1,222,306,860                    0     1,248,652,031                  0
         Intermediate Duration                       2,347,978,946       11,954,545,007     1,349,461,743     11,677,542,023
         U.S. Government Short Duration                  1,152,620          114,768,947           515,833        105,174,112
         Short Duration Diversified Municipal          125,536,166                    0       109,114,851                  0
         Short Duration California Municipal            45,914,492           14,847,731        40,388,668         10,650,390
         Short Duration New York Municipal              78,765,958                    0        55,399,301                  0
         Diversified Municipal                       1,408,950,606                    0       974,899,171                  0
         California Municipal                          450,800,085                    0       255,310,835                  0
         New York Municipal                            483,408,853                    0       302,868,730                  0
         Short Duration Plus                           156,694,235          562,546,517       118,233,005        586,580,186
         --------------------------------------------------------------------------------------------------------------------

     B.  Distributions to Shareholders

         The tax character of distributions paid during the fiscal years ended September 30, 2006 and September 30, 2005, were as follows:

                                                         2006                2005
         --------------------------------------------------------------------------------
         Tax-Managed International

            Distributions paid from:
               Ordinary income                      $  108,857,259      $    38,554,498
               Net long-term capital gains             320,921,115           64,402,318
                                                    --------------      ---------------
            Total distributions paid                $  429,778,374      $   102,956,816
                                                    --------------      ---------------

         --------------------------------------------------------------------------------
         International

            Distributions paid from:
               Ordinary income                      $   37,507,967      $    19,679,950
                                                    --------------      ---------------
            Total distributions paid                $   37,507,967      $    19,679,950
                                                    --------------      ---------------

         --------------------------------------------------------------------------------
         Emerging Markets

            Distributions paid from:
               Ordinary income                      $   41,969,921      $     2,635,948
               Net long-term capital gains             387,667,395           36,713,975
                                                    --------------      ---------------
            Total distributions paid                $  429,637,316      $    39,349,923
                                                    --------------      ---------------

         --------------------------------------------------------------------------------
         Intermediate Duration

            Distributions paid from:
               Ordinary income                      $  169,748,351      $   126,024,077
               Net long-term capital gains                 927,234            8,277,788
                                                    --------------      ---------------
            Total distributions paid                $  170,675,585      $   134,301,865
                                                    --------------      ---------------


--------------------------------------------------------------------------------
58     Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------

                                                         2006                2005
         --------------------------------------------------------------------------------
         U.S. Government Short Duration

            Distributions paid from:
               Ordinary income                      $    2,873,636      $     2,498,232
                                                    --------------      ---------------
            Total distributions paid                $    2,873,636      $     2,498,232
                                                    --------------      ---------------

         --------------------------------------------------------------------------------
         Short Duration Diversified Municipal

            Distributions paid from:
               Ordinary income                      $      149,405      $        60,040
                                                    --------------      ---------------
            Total taxable distributions paid               149,405               60,040
            Tax-exempt distributions                     6,024,340            5,154,214
                                                    --------------      ---------------
            Total distributions paid                $    6,173,745      $     5,214,254
                                                    --------------      ---------------

         --------------------------------------------------------------------------------
         Short Duration California Municipal

            Distributions paid from:
               Ordinary income                      $       20,519      $        19,368
                                                    --------------      ---------------
            Total taxable distributions paid                20,519               19,368
            Tax-exempt distributions                     1,595,160            1,269,565
                                                    --------------      ---------------
            Total distributions paid                $    1,615,679      $     1,288,933
                                                    --------------      ---------------

         --------------------------------------------------------------------------------
         Short Duration New York Municipal

            Distributions paid from:
               Ordinary income                      $       65,833      $        26,833
                                                    --------------      ---------------
            Total taxable distributions paid                65,833               26,833
            Tax-exempt distributions                     2,842,601            2,430,772
                                                    --------------      ---------------
            Total distributions paid                $    2,908,434      $     2,457,605
                                                    --------------      ---------------

         --------------------------------------------------------------------------------
         Diversified Municipal

            Distributions paid from:
               Ordinary income                      $    1,632,555      $       983,998
                                                    --------------      ---------------
            Total taxable distributions paid             1,632,555              983,998
            Tax-exempt distributions                   111,739,314           89,976,779
                                                    --------------      ---------------
            Total distributions paid                $  113,371,869      $    90,960,777
                                                    --------------      ---------------

         --------------------------------------------------------------------------------
         California Municipal

            Distributions paid from:
               Ordinary income                      $      424,328      $       608,022
               Net long-term capital gains                       0              257,140
                                                    --------------      ---------------
            Total taxable distributions paid               424,328              865,162
            Tax-exempt distributions                    35,843,057           29,602,653
                                                    --------------      ---------------
            Total distributions paid                $   36,267,385      $    30,467,815
                                                    --------------      ---------------

         --------------------------------------------------------------------------------
         New York Municipal

            Distributions paid from:
               Ordinary income                      $      617,126      $       394,308
                                                    --------------      ---------------
            Total taxable distributions paid               617,126              394,308
            Tax-exempt distributions                    48,752,977           42,784,655
                                                    --------------      ---------------
            Total distributions paid                $   49,370,103      $    43,178,963
                                                    --------------      ---------------


--------------------------------------------------------------------------------
                                                       2006 Annual Report     59

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

                                                         2006                 2005
         ------------------------------------------------------------------------------
         Short Duration Plus

            Distributions paid from:
               Ordinary income                      $   19,010,130      $    16,260,569
            Net long-term capital gains                          0              401,157
                                                    --------------      ---------------
            Total distributions paid                $   19,010,130      $    16,661,726
                                                    --------------      ---------------

         ------------------------------------------------------------------------------

         As of September 30, 2006, the components of accumulated earnings (deficits) on a tax basis were as follows:

                                                                                   ACCUMULATED                            TOTAL
                                                                    LONG TERM      CAPITAL AND       UNREALIZED        ACCUMULATED
                                                  ORDINARY           CAPITAL       OTHER GAINS      APPRECIATION/       EARNINGS/
                                                 INCOME (a)            GAIN        (LOSSES) (b)   (DEPRECIATION)(c)   (DEFICIT) (d)
         ---------------------------------------------------------------------------------------------------------------------------
         Tax-Managed International             $ 142,742,670      $  864,277,891  $           0   $ 1,669,018,756    $2,676,039,317
         International                            67,611,493         379,775,349              0       648,479,543     1,095,866,385
         Emerging Markets                         60,361,873         288,086,763              0       568,080,577       916,529,213
         Intermediate Duration                     3,975,999                         (8,567,961)         (861,805)       (5,453,767)
         U.S. Government Short Duration              132,924                         (1,609,659)         (206,389)       (1,683,124)
         Short Duration Diversified Municipal        163,493(a)                      (1,220,686)         (676,592)       (1,733,785)
         Short Duration California Municipal          40,358(a)                        (309,173)          (22,645)         (291,460)
         Short Duration New York Municipal            70,959(a)                      (1,138,424)          139,616          (927,849)
         Diversified Municipal                     3,406,015(a)                      (6,592,384)       42,684,314        39,497,945
         California Municipal                        928,289(a)                      (2,120,075)       15,528,645        14,336,859
         New York Municipal                        1,434,885(a)                        (731,420)       20,329,550        21,033,015
         Short Duration Plus                         107,303                        (10,086,458)       (1,757,964)      (11,737,119)
         ---------------------------------------------------------------------------------------------------------------------------

         (a)   Includes tax-exempt income as shown below:

         -----------------------------------------------------------------------
         Short Duration Diversified Municipal                       $   159,076
         Short Duration California Municipal                             39,573
         Short Duration New York Municipal                               70,959
         Diversified Municipal                                        3,336,893
         California Municipal                                           928,289
         New York Municipal                                           1,416,553
         -----------------------------------------------------------------------

         (b) At September 30, 2006, the following Portfolios had capital loss carryforwards as shown below:

                                                  CAPITAL LOSS
                                               CARRYFORWARD AMOUNT   EXPIRATION
         -----------------------------------------------------------------------
         Intermediate Duration                     $ 8,567,961          9/30/14
         U.S. Government Short Duration                772,540          9/30/13
         U.S. Government Short Duration                837,119          9/30/14
         Short Duration Diversified Municipal          235,136          9/30/13
         Short Duration Diversified Municipal          985,550          9/30/14
         Short Duration California Municipal            53,282          9/30/13
         Short Duration California Municipal           255,891          9/30/14
         Short Duration New York Municipal             467,595          9/30/09
         Short Duration New York Municipal              69,293          9/30/11
         Short Duration New York Municipal             601,536          9/30/14


--------------------------------------------------------------------------------
60     Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------

                                                  CAPITAL LOSS
                                               CARRYFORWARD AMOUNT   EXPIRATION
         -----------------------------------------------------------------------
         Diversified Municipal                     $ 1,541,518          9/30/09
         Diversified Municipal                       4,051,615          9/30/13
         Diversified Municipal                         999,251          9/30/14
         California Municipal                        2,120,075          9/30/13
         New York Municipal                            731,420          9/30/09
         Short Duration Plus                         3,594,854          9/30/13
         Short Duration Plus                         6,491,604          9/30/14
         -----------------------------------------------------------------------

         (c) The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and straddles, swap income
               (loss) accrual, and mark to market on forward contracts and passive foreign investment companies.

         (d) The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to post-October deferrals and current year dividends payable.

         At September 30, 2006, the following Portfolios had post-October capital and/or currency loss deferrals as shown below. For tax purposes, these losses are deemed to arise on October 1, 2006:

                                               POST-OCTOBER CAPITAL    POST-OCTOBER FOREIGN
                                                   LOSS DEFERRAL      CURRENCY LOSS DEFERRAL
         ------------------------------------------------------------------------------------
         Tax-Managed International                 $         0            $   3,318,401
         International                                       0                1,968,427
         Emerging Markets                                    0                2,983,033
         Intermediate Duration                      30,318,983                        0
         U.S. Government Short Duration                892,567                        0
         Short Duration Diversified Municipal          500,041                        0
         Short Duration California Municipal           230,886                        0
         Short Duration New York Municipal              75,223                        0
         New York Municipal                          1,148,009                        0
         Diversified Municipal                       2,053,541                        0
         Short Duration Plus                         5,639,512                        0
         ------------------------------------------------------------------------------------

         During the year ended September 30, 2006, capital loss carryforwards were utilized by the Portfolios as shown below:

                                                   CAPITAL LOSS
                                               CARRYFORWARD UTILIZED
         -------------------------------------------------------------
         International                             $ 54,114,121
         New York Municipal                             309,674
         California Municipal                             2,740
         -------------------------------------------------------------

NOTE 4.  Risks Involved in Investing in the Portfolios

         Emerging Markets and International Portfolios--Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets. In addition, national policies may restrict investment opportunities.


--------------------------------------------------------------------------------
                                                       2006 Annual Report     61

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

         In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. Furthermore, since the composition of each Portfolio will differ from that of market indexes, its performance generally will not mirror the returns provided by a specific market index.

         Fixed Income Portfolios--Interest rate risk is the risk that changes in interest rates will affect the value of a Portfolio's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of a Portfolio's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

         Concentration of Credit Risk--The two California Municipal Portfolios and two New York Municipal Portfolios invest primarily in securities issued by the States of California and New York, respectively, and their various political subdivisions, and the performance of each of these Portfolios is closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities.

         Indemnification   Risk--In  the  ordinary   course  of  business,   the
         Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios' maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote.

NOTE 5.  Risks Involved in Futures and Foreign Currency Exchange Contracts

         Portfolios may purchase or sell financial futures contracts for the purpose of hedging their portfolios against adverse effects of anticipated movements in the market. Financial futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index or the market value in U.S. dollars of a foreign currency. The contract amounts reflect the extent of each Portfolio's involvement in these financial instruments. To the extent that the Fund enters into short futures, losses may be unlimited. A Portfolio's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Fund's activities in futures contracts are conducted through regulated exchanges that do not result in counterparty credit risks.

         The Short Duration Plus Portfolio, Intermediate Duration Portfolio, Tax-Managed International Portfolio, International Portfolio, and Emerging Markets Portfolio may enter into forward currency exchange contracts in order to hedge exposure to changes in foreign currency exchange rates on foreign portfolio holdings. Foreign currency exchange contracts involve elements of market risk in excess of the amount reflected in the statements of assets and liabilities. A Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the foreign currency exchange contract. In addition, a Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

NOTE 6.  Capital-Share Transactions

         As of September 30, 2006, the Sanford C. Bernstein Fund, Inc., has authorized 7.8 billion shares of common stock, par value $0.001 per share, of which 7.5 billion are divided into 12 Portfolios. It has allocated 1 billion to the Tax-Managed International Portfolio of which 400 million is allocated to the Tax-Managed International Class Shares and 200 million to each of the three retail classes of shares; 600 million to the Intermediate Duration Portfolio; 1.2 billion to the International Portfolio of which 600 million is allocated to the International Class Shares and 200 million to each of the three retail classes of shares; 1.6 billion to the Diversified Municipal Portfolio, divided evenly into four classes; 200 million each to the Emerging Markets Portfolio and the U.S. Government Short Duration Portfolio; 800 million each to the California Municipal Portfolio and New York Municipal Portfolio, divided evenly into four classes; 800 million to the Short Duration Plus Portfolio, 200 million each to the four existing classes; and 100 million each to the Short Duration Diversified Municipal Portfolio, Short Duration California Municipal Portfolio, and Short Duration New York Municipal Portfolio. Share transactions for each Portfolio for the year ended September 30, 2006 and the year ended September 30, 2005, were as follows:


--------------------------------------------------------------------------------
62     Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------

                                                             -----------------------------------------------------------------

                                                                            TAX-MANAGED INTERNATIONAL PORTFOLIO

                                                             -----------------------------------------------------------------

                                                             --------------------------    -----------------------------------
                                                                       SHARES                            AMOUNT
                                                             --------------------------    -----------------------------------

                                                                YEAR           YEAR             YEAR                YEAR
                                                                ENDED          ENDED            ENDED              ENDED
                                                               9/30/06        9/30/05          9/30/06            9/30/05
         ---------------------------------------------------------------------------------------------------------------------
         Tax-Managed International Class Shares
            Shares sold                                       49,971,427     47,072,434    $ 1,285,372,280    $  1,052,136,545
            Shares issued to shareholders on
            reinvestment of dividends and distributions       15,633,533      4,555,651        368,482,333          97,855,405
            Shares redeemed                                  (35,320,166)   (31,558,920)      (918,141,127)       (706,984,300)
                                                             -----------    -----------    ---------------    ----------------
            Net increase                                      30,284,794     20,069,165        735,713,486         443,007,650
            Beginning of period                              245,926,680    225,857,515      4,105,308,695       3,662,301,045
                                                             -----------    -----------    ---------------    ----------------
            End of period                                    276,211,474    245,926,680    $ 4,841,022,181    $  4,105,308,695
                                                             ===========    ===========    ===============    ================

         ---------------------------------------------------------------------------------------------------------------------
         Tax-Managed International Class A Shares
            Shares sold                                           67,729        102,026    $     1,746,850    $      2,254,583
            Shares issued to shareholders on
            reinvestment of dividends and distributions            8,763            205            205,596               4,390
            Shares converted from Class B                              0            540                  0              12,028
            Shares redeemed                                      (61,640)          (516)        (1,659,478)            (12,442)
                                                             -----------    -----------    ---------------    ----------------
            Net increase                                          14,852        102,255            292,968           2,258,559
            Beginning of period                                  108,762          6,507          2,387,469             128,910
                                                             -----------    -----------    ---------------    ----------------
            End of period                                        123,614        108,762    $     2,680,437    $      2,387,469
                                                             ===========    ===========    ===============    ================

         ---------------------------------------------------------------------------------------------------------------------
         Tax-Managed International Class B Shares
            Shares sold                                           16,855          6,403    $       427,849    $        141,983
            Shares issued to shareholders on
            reinvestment of dividends and distributions              299             51              6,962               1,059
            Shares converted to Class A                                0           (544)                 0             (12,028)
            Shares redeemed                                       (3,067)        (1,294)           (81,012)            (29,294)
                                                             -----------    -----------    ---------------    ----------------
            Net increase                                          14,087          4,616            353,799             101,720
            Beginning of period                                    7,353          2,737            156,250              54,530
                                                             -----------    -----------    ---------------    ----------------
            End of period                                         21,440          7,353    $       510,049    $        156,250
                                                             ===========    ===========    ===============    ================

         ---------------------------------------------------------------------------------------------------------------------
         Tax-Managed International Class C Shares
            Shares sold                                           69,143         20,255    $     1,786,807    $        452,475
            Shares issued to shareholders on
            reinvestment of dividends and distributions            1,365             87             31,824               1,874
            Shares redeemed                                       (5,494)          (706)          (145,077)            (16,392)
                                                             -----------    -----------    ---------------    ----------------
            Net increase                                          65,014         19,636          1,673,554             437,957
            Beginning of period                                   27,819          8,183            601,495             163,538
                                                             -----------    -----------    ---------------    ----------------
            End of period                                         92,833         27,819    $     2,275,049    $        601,495
                                                             ===========    ===========    ===============    ================


--------------------------------------------------------------------------------
                                                       2006 Annual Report     63

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

                                                             -----------------------------------------------------------------

                                                                                  INTERNATIONAL PORTFOLIO

                                                             -----------------------------------------------------------------

                                                             --------------------------    -----------------------------------
                                                                      SHARES                             AMOUNT
                                                             --------------------------    -----------------------------------

                                                                YEAR           YEAR             YEAR                YEAR
                                                                ENDED          ENDED            ENDED              ENDED
                                                               9/30/06        9/30/05          9/30/06            9/30/05
         ---------------------------------------------------------------------------------------------------------------------
         International Class Shares
            Shares sold                                       24,380,757     19,431,940    $   617,345,445    $    410,168,394
            Shares issued to shareholders on
            reinvestment of dividends                          1,540,773        945,230         36,285,157          19,065,301
            Shares redeemed                                  (20,563,122)   (16,342,116)      (521,604,982)       (343,893,907)
                                                             -----------    -----------    ---------------    ----------------
            Net increase                                       5,358,408      4,035,054        132,025,620          85,339,788
            Beginning of period                              119,708,749    115,673,695      2,184,055,571       2,098,715,783
                                                             -----------    -----------    ---------------    ----------------
            End of period                                    125,067,157    119,708,749    $ 2,316,081,191    $  2,184,055,571
                                                             ===========    ===========    ===============    ================

         ---------------------------------------------------------------------------------------------------------------------
         International Class A Shares
            Shares sold                                          711,925      1,175,024    $    18,171,222    $     24,657,035
            Shares issued to shareholders on
            reinvestment of dividends                              7,075          1,066            166,052              21,461
            Shares converted from Class B                          4,681          3,514            122,065              75,664
            Shares redeemed                                     (665,521)      (121,631)       (16,666,555)         (2,656,916)
                                                             -----------    -----------    ---------------    ----------------
            Net increase                                          58,160      1,057,973          1,792,784          22,097,244
            Beginning of period                                1,223,176        165,203         25,143,620           3,046,376
                                                             -----------    -----------    ---------------    ----------------
            End of period                                      1,281,336      1,223,176    $    26,936,404    $     25,143,620
                                                             ===========    ===========    ===============    ================

         ---------------------------------------------------------------------------------------------------------------------
         International Class B Shares
            Shares sold                                           93,074         91,339    $     2,348,361    $      1,892,028
            Shares issued to shareholders on
            reinvestment of dividends                                441            216             10,303               4,324
            Shares converted to Class A                           (4,714)        (3,545)          (122,065)            (75,664)
            Shares redeemed                                      (31,328)       (19,485)          (788,824)           (413,136)
                                                             -----------    -----------    ---------------    ----------------
            Net increase                                          57,473         68,525          1,447,775           1,407,552
            Beginning of period                                  116,862         48,337          2,295,837             888,285
                                                             -----------    -----------    ---------------    ----------------
            End of period                                        174,335        116,862    $     3,743,612    $      2,295,837
                                                             ===========    ===========    ===============    ================

         ---------------------------------------------------------------------------------------------------------------------
         International Class C Shares
            Shares sold                                          364,754        337,112    $     9,264,176    $      6,941,414
            Shares issued to shareholders on
            reinvestment of dividends                                628            267             14,685               5,349
            Shares redeemed                                     (240,147)      (112,716)        (5,811,426)         (2,412,856)
                                                             -----------    -----------    ---------------    ----------------
            Net increase                                         125,235        224,663          3,467,435           4,533,907
            Beginning of period                                  472,339        247,676          9,079,404           4,545,497
                                                             -----------    -----------    ---------------    ----------------
            End of period                                        597,574        472,339    $    12,546,839    $      9,079,404
                                                             ===========    ===========    ===============    ================


--------------------------------------------------------------------------------
64     Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------

                                                             --------------------------    -----------------------------------
                                                                      EMERGING                        INTERMEDIATE
                                                                      MARKETS                           DURATION
                                                                     PORTFOLIO                          PORTFOLIO
                                                             --------------------------    -----------------------------------

                                                                YEAR           YEAR             YEAR                YEAR
                                                                ENDED          ENDED            ENDED               ENDED
                                                               9/30/06        9/30/05          9/30/06             9/30/05
         ---------------------------------------------------------------------------------------------------------------------
         Shares sold                                          11,206,913     10,080,394         87,874,376          69,094,301
         Shares issued to shareholders on
         reinvestment of dividends and distributions          10,834,504      1,190,384          2,182,087           2,311,887
         Shares redeemed                                     (10,217,481)   (14,857,739)       (29,632,205)        (28,853,086)
                                                             -----------    -----------    ---------------    ----------------
         Net increase (decrease) in shares outstanding        11,823,936     (3,586,961)        60,424,258          42,553,102
         Shares outstanding at beginning of period            43,505,863     47,092,824        255,266,942         212,713,840
                                                             -----------    -----------    ---------------    ----------------
         Shares outstanding at end of period                  55,329,799     43,505,863        315,691,200         255,266,942
                                                             ===========    ===========    ===============    ================

                                                             --------------------------    -----------------------------------
                                                                  U.S. GOVERNMENT              SHORT DURATION DIVERSIFIED
                                                                   SHORT DURATION                       MUNICIPAL
                                                                     PORTFOLIO                          PORTFOLIO
                                                             --------------------------    -----------------------------------

                                                                YEAR           YEAR              YEAR               YEAR
                                                                ENDED          ENDED             ENDED              ENDED
                                                               9/30/06        9/30/05           9/30/06            9/30/05
         ---------------------------------------------------------------------------------------------------------------------
         Shares sold                                           1,907,336      1,335,866         11,219,846          13,703,501
         Shares issued to shareholders on
         reinvestment of dividends and distributions             129,094        106,625            199,532             173,534
         Shares redeemed                                      (1,986,562)    (1,882,568)       (15,301,057)        (13,353,227)
                                                             -----------    -----------    ---------------    ----------------
         Net increase (decrease) in shares outstanding            49,868       (440,077)        (3,881,679)            523,808
         Shares outstanding at beginning of period             6,939,375      7,379,452         20,655,698          20,131,890
                                                             -----------    -----------    ---------------    ----------------
         Shares outstanding at end of period                   6,989,243      6,939,375         16,774,019          20,655,698
                                                             ===========    ===========    ===============    ================

                                                             --------------------------    -----------------------------------
                                                                   SHORT DURATION                    SHORT DURATION
                                                                CALIFORNIA MUNICIPAL               NEW YORK MUNICIPAL
                                                                     PORTFOLIO                          PORTFOLIO
                                                             --------------------------    -----------------------------------

                                                                YEAR           YEAR              YEAR               YEAR
                                                                ENDED          ENDED             ENDED              ENDED
                                                               9/30/06        9/30/05           9/30/06            9/30/05
         ---------------------------------------------------------------------------------------------------------------------
         Shares sold                                           5,375,505      3,635,973          3,685,389           5,800,480

         Shares issued to shareholders on
         reinvestment of dividends and distributions              73,027         64,525            106,550              90,356
         Shares redeemed                                      (4,362,769)    (4,425,411)        (5,428,268)         (5,836,199)
                                                             -----------    -----------    ---------------    ----------------
         Net increase (decrease) in shares outstanding         1,085,763       (724,913)        (1,636,329)             54,637
         Shares outstanding at beginning of period             4,973,154      5,698,067          9,934,353           9,879,716
                                                             -----------    -----------    ---------------    ----------------
         Shares outstanding at end of period                   6,058,917      4,973,154          8,298,024           9,934,353
                                                             ===========    ===========    ===============    ================


--------------------------------------------------------------------------------
                                                       2006 Annual Report     65

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

                                                             -----------------------------------------------------------------

                                                                              DIVERSIFIED MUNICIPAL PORTFOLIO

                                                             -----------------------------------------------------------------

                                                             --------------------------    -----------------------------------
                                                                       SHARES                            AMOUNT
                                                             --------------------------    -----------------------------------

                                                                YEAR           YEAR             YEAR               YEAR
                                                                ENDED          ENDED            ENDED              ENDED
                                                               9/30/06        9/30/05          9/30/06            9/30/05
         ---------------------------------------------------------------------------------------------------------------------
         Municipal Class Shares
            Shares sold                                       86,759,265     67,306,052    $ 1,209,406,198    $    954,163,543
            Shares issued to shareholders on
            reinvestment of dividends                          1,144,660      1,025,694         15,958,862          14,537,618
            Shares redeemed                                  (36,249,536)   (32,601,964)      (505,131,799)       (461,940,395)
                                                             -----------    -----------    ---------------    ----------------
            Net increase                                      51,654,389     35,729,782        720,233,261         506,760,766
            Beginning of period                              211,642,663    175,912,881      2,936,487,756       2,429,726,990
                                                             -----------    -----------    ---------------    ----------------
            End of period                                    263,297,052    211,642,663    $ 3,656,721,017    $  2,936,487,756
                                                             ===========    ===========    ===============    ================

         ---------------------------------------------------------------------------------------------------------------------
         Intermediate Municipal Class A Shares
            Shares sold                                          891,166      1,418,380    $    12,444,442    $     20,132,758
            Shares issued to shareholders on
            reinvestment of dividends                             96,092        115,543          1,340,547           1,638,421
            Shares converted from Class B                         92,457        157,152          1,289,476           2,222,023
            Shares redeemed                                   (2,438,648)    (2,905,957)       (34,003,457)        (41,230,449)
                                                             -----------    -----------    ---------------    ----------------
            Net decrease                                      (1,358,933)    (1,214,882)       (18,928,992)        (17,237,247)
            Beginning of period                                5,925,090      7,139,972         84,215,672         101,452,919
                                                             -----------    -----------    ---------------    ----------------
            End of period                                      4,566,157      5,925,090    $    65,286,680    $     84,215,672
                                                             ===========    ===========    ===============    ================

         ---------------------------------------------------------------------------------------------------------------------
         Intermediate Municipal Class B Shares
            Shares sold                                           39,115        201,550    $       546,213    $      2,864,835
            Shares issued to shareholders on
            reinvestment of dividends                             58,016         81,542            809,591           1,156,539
            Shares converted to Class A                          (92,452)      (157,197)        (1,289,476)         (2,222,023)
            Shares redeemed                                   (1,962,114)    (2,160,430)       (27,364,915)        (30,611,828)
                                                             -----------    -----------    ---------------    ----------------
            Net decrease                                      (1,957,435)    (2,034,535)       (27,298,587)        (28,812,477)
            Beginning of period                                4,695,737      6,730,272         66,505,842          95,318,319
                                                             -----------    -----------    ---------------    ----------------
            End of period                                      2,738,302      4,695,737    $    39,207,255    $     66,505,842
                                                             ===========    ===========    ===============    ================

         ---------------------------------------------------------------------------------------------------------------------
         Intermediate Municipal Class C Shares
            Shares sold                                          190,235        440,590    $     2,655,151    $      6,253,538
            Shares issued to shareholders on
            reinvestment of dividends                             46,189         59,271            644,477             840,684
            Shares redeemed                                   (1,680,409)    (2,000,134)       (23,445,151)        (28,364,922)
                                                             -----------    -----------    ---------------    ----------------
            Net decrease                                      (1,443,985)    (1,500,273)       (20,145,523)        (21,270,700)
            Beginning of period                                4,766,497      6,266,770         67,792,723          89,063,423
                                                             -----------    -----------    ---------------    ----------------
            End of period                                      3,322,512      4,766,497    $    47,647,200    $     67,792,723
                                                             ===========    ===========    ===============    ================


--------------------------------------------------------------------------------
66     Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------

                                                             -----------------------------------------------------------------

                                                                              CALIFORNIA MUNICIPAL PORTFOLIO

                                                             -----------------------------------------------------------------

                                                             --------------------------    -----------------------------------
                                                                       SHARES                            AMOUNT
                                                             --------------------------    -----------------------------------

                                                                YEAR           YEAR             YEAR               YEAR
                                                                ENDED          ENDED            ENDED              ENDED
                                                               9/30/06        9/30/05          9/30/06            9/30/05
         ---------------------------------------------------------------------------------------------------------------------
         Municipal Class Shares
            Shares sold                                       27,608,163     21,434,750    $   389,341,155    $    307,063,523
            Shares issued to shareholders on
            reinvestment of dividends                            405,309        414,093          5,718,484           5,934,834
            Shares redeemed                                  (13,005,344)   (11,381,962)      (183,392,942)       (163,180,906)
                                                             -----------    -----------    ---------------    ----------------
            Net increase                                      15,008,128     10,466,881        211,666,697         149,817,451
            Beginning of period                               69,085,237     58,618,356        968,230,834         818,413,383
                                                             -----------    -----------    ---------------    ----------------
            End of period                                     84,093,365     69,085,237    $ 1,179,897,531    $    968,230,834
                                                             ===========    ===========    ===============    ================

         ---------------------------------------------------------------------------------------------------------------------
         Intermediate Municipal Class A Shares
            Shares sold                                          499,159        956,855    $     7,050,855    $     13,703,260
            Shares issued to shareholders on
            reinvestment of dividends                             47,240         58,866            666,552             843,393
            Shares converted from Class B                         37,047         50,349            520,839             722,083
            Shares redeemed                                   (1,336,437)    (1,108,320)       (18,849,964)        (15,850,412)
                                                             -----------    -----------    ---------------    ----------------
            Net decrease                                        (752,991)       (42,250)       (10,611,718)           (581,676)
            Beginning of period                                2,628,962      2,671,212         37,856,603          38,438,279
                                                             -----------    -----------    ---------------    ----------------
            End of period                                      1,875,971      2,628,962    $    27,244,885    $     37,856,603
                                                             ===========    ===========    ===============    ================

         ---------------------------------------------------------------------------------------------------------------------
         Intermediate Municipal Class B Shares
            Shares sold                                           23,843         31,283    $       338,310    $        449,100
            Shares issued to shareholders on
            reinvestment of dividends                             25,705         36,862            362,830             528,386
            Shares converted to Class A                          (37,056)       (50,375)          (520,839)           (722,083)
            Shares redeemed                                     (717,533)      (668,920)       (10,106,684)         (9,570,894)
                                                             -----------    -----------    ---------------    ----------------
            Net decrease                                        (705,041)      (651,150)        (9,926,383)         (9,315,491)
            Beginning of period                                1,832,025      2,483,175         26,334,637          35,650,128
                                                             -----------    -----------    ---------------    ----------------
            End of period                                      1,126,984      1,832,025    $    16,408,254    $     26,334,637
                                                             ===========    ===========    ===============    ================

         ---------------------------------------------------------------------------------------------------------------------
         Intermediate Municipal Class C Shares
            Shares sold                                           74,982        147,263    $     1,054,606    $      2,111,016
            Shares issued to shareholders on
            reinvestment of dividends                             27,027         34,066            381,389             488,199
            Shares redeemed                                     (537,279)      (602,915)        (7,587,091)         (8,638,516)
                                                             -----------    -----------    ---------------    ----------------
            Net decrease                                        (435,270)      (421,586)        (6,151,096)         (6,039,301)
            Beginning of period                                2,001,884      2,423,470         28,833,785          34,873,086
                                                             -----------    -----------    ---------------    ----------------
            End of period                                      1,566,614      2,001,884    $    22,682,689    $     28,833,785
                                                             ===========    ===========    ===============    ================


--------------------------------------------------------------------------------
                                                       2006 Annual Report     67

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

                                                             -----------------------------------------------------------------

                                                                               NEW YORK MUNICIPAL PORTFOLIO

                                                             -----------------------------------------------------------------

                                                             --------------------------    -----------------------------------
                                                                       SHARES                            AMOUNT
                                                             --------------------------    -----------------------------------

                                                                YEAR           YEAR             YEAR               YEAR
                                                                ENDED          ENDED            ENDED              ENDED
                                                               9/30/06        9/30/05          9/30/06            9/30/05
         ---------------------------------------------------------------------------------------------------------------------
         Municipal Class Shares
            Shares sold                                       29,853,065     26,547,744    $   411,198,661    $    372,003,374
            Shares issued to shareholders on
            reinvestment of dividends                            727,358        701,028         10,020,490           9,824,232
            Shares redeemed                                  (15,120,343)   (15,053,132)      (208,280,330)       (210,928,598)
                                                             -----------    -----------    ---------------    ----------------
            Net increase                                      15,460,080     12,195,640        212,938,821         170,899,008
            Beginning of period                               91,649,286     79,453,646      1,250,318,289       1,079,419,281
                                                             -----------    -----------    ---------------    ----------------
            End of period                                    107,109,366     91,649,286    $ 1,463,257,110    $  1,250,318,289
                                                             ===========    ===========    ===============    ================

         ---------------------------------------------------------------------------------------------------------------------
         Intermediate Municipal Class A Shares
            Shares sold                                          367,130        698,228    $     5,046,885    $      9,785,713
            Shares issued to shareholders on
            reinvestment of dividends                             75,200         87,840          1,035,653           1,230,549
            Shares converted from Class B                         22,432         78,587            308,433           1,099,352
            Shares redeemed                                   (1,196,449)    (1,492,557)       (16,418,669)        (20,880,330)
                                                             -----------    -----------    ---------------    ----------------
            Net decrease                                        (731,687)      (627,902)       (10,027,698)         (8,764,716)
            Beginning of period                                3,217,902      3,845,804         45,196,625          53,961,341
                                                             -----------    -----------    ---------------    ----------------
            End of period                                      2,486,215      3,217,902    $    35,168,927    $     45,196,625
                                                             ===========    ===========    ===============    ================

         ---------------------------------------------------------------------------------------------------------------------
         Intermediate Municipal Class B Shares
            Shares sold                                           74,191        187,179    $     1,023,687    $      2,625,061
            Shares issued to shareholders on
            reinvestment of dividends                             55,193         68,721            760,080             962,490
            Shares converted to Class A                          (22,442)       (78,669)          (308,433)         (1,099,352)
            Shares redeemed                                   (1,325,915)      (786,711)       (18,236,884)        (11,010,516)
                                                             -----------    -----------    ---------------    ----------------
            Net decrease                                      (1,218,973)      (609,480)       (16,761,550)         (8,522,317)
            Beginning of period                                3,515,762      4,125,242         49,444,786          57,967,103
                                                             -----------    -----------    ---------------    ----------------
            End of period                                      2,296,789      3,515,762    $    32,683,236    $     49,444,786
                                                             ===========    ===========    ===============    ================

         ---------------------------------------------------------------------------------------------------------------------
         Intermediate Municipal Class C Shares
            Shares sold                                           80,125        220,479    $     1,102,950    $      3,095,559
            Shares issued to shareholders on
            reinvestment of dividends                             24,254         36,044            334,143             505,218
            Shares redeemed                                   (1,086,756)    (1,410,557)       (14,950,929)        (19,757,119)
                                                             -----------    -----------    ---------------    ----------------
            Net decrease                                        (982,377)    (1,154,034)       (13,513,836)        (16,156,342)
            Beginning of period                                2,605,267      3,759,301         36,941,753          53,098,095
                                                             -----------    -----------    ---------------    ----------------
            End of period                                      1,622,890      2,605,267    $    23,427,917    $     36,941,753
                                                             ===========    ===========    ===============    ================


--------------------------------------------------------------------------------
68     Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------

                                                             -----------------------------------------------------------------

                                                                               SHORT DURATION PLUS PORTFOLIO

                                                             -----------------------------------------------------------------

                                                             --------------------------    -----------------------------------
                                                                       SHARES                            AMOUNT
                                                             --------------------------    -----------------------------------

                                                                YEAR           YEAR             YEAR                YEAR
                                                                ENDED          ENDED            ENDED               ENDED
                                                               9/30/06        9/30/05          9/30/06             9/30/05
         ---------------------------------------------------------------------------------------------------------------------
         Short Duration Plus Class
            Shares sold                                       10,187,262     11,221,512    $   125,063,018    $    140,436,628
            Shares issued to shareholders on
            reinvestment of dividends and distributions          482,774        426,621          5,929,774           5,342,279
            Shares redeemed                                  (12,311,860)   (12,766,090)      (151,236,495)       (159,809,492)
                                                             -----------    -----------    ---------------    ----------------
            Net decrease                                      (1,641,824)    (1,117,957)       (20,243,703)        (14,030,585)
            Beginning of period                               32,188,431     33,306,388        408,567,036         422,597,621
                                                             -----------    -----------    ---------------    ----------------
            End of period                                     30,546,607     32,188,431    $   388,323,333    $    408,567,036
                                                             ===========    ===========    ===============    ================

         ---------------------------------------------------------------------------------------------------------------------
         Short Duration Class A Shares
            Shares sold                                        1,484,705      1,940,658    $    18,226,135    $     24,341,652
            Shares issued to shareholders on
            reinvestment of dividends and distributions          104,592         96,914          1,284,698           1,213,366
            Shares converted from Class B                         88,835        106,805          1,091,514           1,334,579
            Shares redeemed                                   (2,061,744)    (3,347,092)       (25,325,803)        (41,955,853)
                                                             -----------    -----------    ---------------    ----------------
            Net decrease                                        (383,612)    (1,202,715)        (4,723,456)        (15,066,256)
            Beginning of period                                3,438,262      4,640,977         45,013,580          60,079,836
                                                             -----------    -----------    ---------------    ----------------
            End of period                                      3,054,650      3,438,262    $    40,290,124    $     45,013,580
                                                             ===========    ===========    ===============    ================

         ---------------------------------------------------------------------------------------------------------------------
         Short Duration Class B Shares
            Shares sold                                          236,120        489,329    $     2,898,894    $      6,137,972
            Shares issued to shareholders on
            reinvestment of dividends and distributions           44,488         50,309            546,554             630,063
            Shares converted to Class A                          (88,845)      (106,847)        (1,091,514)         (1,334,579)
            Shares redeemed                                   (1,075,779)    (1,671,609)       (13,218,741)        (20,944,554)
                                                             -----------    -----------    ---------------    ----------------
            Net decrease                                        (884,016)    (1,238,818)       (10,864,807)        (15,511,098)
            Beginning of period                                2,257,289      3,496,107         29,232,925          44,744,023
                                                             -----------    -----------    ---------------    ----------------
            End of period                                      1,373,273      2,257,289    $    18,368,118    $     29,232,925
                                                             ===========    ===========    ===============    ================

         ---------------------------------------------------------------------------------------------------------------------
         Short Duration Class C Shares
            Shares sold                                          396,611        508,402    $     4,859,888    $      6,376,122
            Shares issued to shareholders on
            reinvestment of dividends and distributions           34,312         36,795            421,296             460,712
            Shares redeemed                                     (838,343)    (1,725,576)       (10,297,968)        (21,624,133)
                                                             -----------    -----------    ---------------    ----------------
            Net decrease                                        (407,420)    (1,180,379)        (5,016,784)        (14,787,299)
            Beginning of period                                1,945,794      3,126,173         25,284,964          40,072,263
                                                             -----------    -----------    ---------------    ----------------
            End of period                                      1,538,374      1,945,794    $    20,268,180    $     25,284,964
                                                             ===========    ===========    ===============    ================


--------------------------------------------------------------------------------
                                                       2006 Annual Report     69

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

NOTE 7.  Line of Credit

         The Emerging Markets Portfolio maintains a $35,000,000 line of credit intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the line of credit are paid by the Portfolio and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the line of credit during the year ended September 30, 2006.

NOTE 8.  Legal Proceedings

         As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

         On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

         (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) proportionate share of advisory fees paid by such fund during the period of such market timing;

         (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; however, the Portfolios did not have their fees reduced; and

         (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Funds, will introduce governance and compliance changes.

         A special committee of the AllianceBernstein's Board of Directors, comprised of the members of the AllianceBernstein's Audit Committee and the other independent member of the AllianceBernstein's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

         In addition, the independent directors of the Sanford C. Bernstein Fund, Inc. have designated an independent economic consultant and independent counsel to investigate the above-mentioned matters.

         On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

         Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act,


--------------------------------------------------------------------------------
70     Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------

         the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

         On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

         On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

         On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

         On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

         On August 30, 2005, the West Virginia  Securities  Commission  signed a
         "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

         On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.


--------------------------------------------------------------------------------
                                                       2006 Annual Report     71

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

         Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

         On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006, the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006, the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

         It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE 9.  Recent Accounting Pronouncements

         On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are
         "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

         On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

NOTE 10. Subsequent Events

         On October 26, 2006, the Board of Directors of the Fund approved and authorized continuation of the Investment Management Agreement between the Fund and Adviser, amended with respect to the Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio and Short Duration New York Municipal Portfolio. The amendment revised the fees payable by the Fund to the Adviser, on behalf of the Portfolios as set forth below:

                                                  ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
                                                                  FIRST
                                                               $750 MILLION                           THEREAFTER
         --------------------------------------------------------------------------------------------------------
         Short Duration Diversified Municipal                     0.45%                                  0.40%
         Short Duration California Municipal
         Short Duration New York Municipal
         --------------------------------------------------------------------------------------------------------

         These revised fees are effective November 1, 2006 for an additional annual period.


--------------------------------------------------------------------------------
72     Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------
Tax Information (Unaudited)

         In order to meet certain requirements of the Internal Revenue Code we are advising you that the following long-term capital gains distributed during the fiscal year ended September 30, 2006, are subject to the maximum tax rate of 15%:

         LONG-TERM CAPITAL GAIN DISTRIBUTION
         -----------------------------------------------------------------------
         Tax-Managed International                  $320,921,115
         Emerging Markets                            387,667,395
         Intermediate Duration                           927,234
         -----------------------------------------------------------------------

         For the fiscal year ended September 30, 2006, certain dividends paid by the Portfolios may be subject to a maximum tax rate of 15%, as provided for by the JGTRR Act of 2003. We designate the following percentages or the maximum amount allowable of the total ordinary income distributed by the Portfolios, as qualified dividend income:

         PERCENTAGE OF TAXABLE ORDINARY DIVIDENDS PAID
         -----------------------------------------------------------------------
         Tax-Managed International                        100.0%
         International                                     83.5%
         Emerging Markets                                  57.3%
         -----------------------------------------------------------------------

         In addition, the Funds intend to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Funds to their shareholders. For the fiscal year ended September 30, 2006, the total amounts of foreign taxes that may be passed through to the shareholders and the foreign sources of income for information reporting purposes, were as follows:

                                                     FOREIGN TAXES             FOREIGN SOURCES
                                                  TO BE PASSED THROUGH            OF INCOME
         --------------------------------------------------------------------------------------
         Tax-Managed International                    $16,450,339               $197,290,127
         International                                  2,168,415                 74,645,689
         Emerging Markets                               8,787,894                 59,485,178
         --------------------------------------------------------------------------------------

         In accordance with Federal tax law, the following table represents each Portfolio's designation of "exempt-interest dividends" as a percentage of total dividends paid during the fiscal year ended September 30, 2006:

         EXEMPT-INTEREST DIVIDENDS AS A PERCENTAGE OF TOTAL DIVIDENDS
         ----------------------------------------------------------------------------------------------
         Short Duration Diversified Municipal         97.6%         Diversified Municipal         98.6%
         Short Duration California Municipal          98.7%         California Municipal          98.8%
         Short Duration New York Municipal            97.7%         New York Municipal            98.8%
         ----------------------------------------------------------------------------------------------

         In accordance with Federal Tax Law, the following table represents each Portfolio's designation of "qualified interest income" as a percentage of total dividends paid for fiscal year ended September 30, 2006:

         QUALIFIED INTEREST INCOME AS A PERCENTAGE OF TOTAL DIVIDENDS
         ----------------------------------------------------------------------------------------------
         Intermediate Duration                        82.0%         Short Duration New York       60.2%
         U.S. Government Short Duration               95.8%         Diversified Municipal         68.0%
         Short Duration Plus                          92.8%         California Municipal          61.9%
         Short Duration Diversified                   64.8%         New York Municipal            63.3%
         Short Duration California                    41.1%
         ----------------------------------------------------------------------------------------------

         As required by Federal tax law rules, shareholders will receive notification of their portion of each Portfolio's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2006 calendar year on Form 1099-DIV, which will be mailed by January 31, 2007.


--------------------------------------------------------------------------------
                                                       2006 Annual Report     73

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc.

-----------------------------------------------
BOARD OF DIRECTORS
................................................

       Roger Hertog
       President

       Rosalie J. Wolf*
       Chairman

       Irwin Engelman*
       Director

       Bart Friedman*+
       Director

       William Kristol*+
       Director

       Thomas B. Stiles II*+
       Director

-----------------------------------------------
OFFICERS
................................................

       Philip L. Kirstein
       Senior Vice President and
       Independent Compliance Officer

       Joseph J. Mantineo
       Treasurer and Chief Financial Officer

       Emilie D. Wrapp
       Secretary

-----------------------------------------------
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
................................................

       PricewaterhouseCoopers LLP
       300 Madison Avenue
       New York, New York 10017

-----------------------------------------------
LEGAL COUNSEL
................................................

       Willkie Farr & Gallagher LLP
       787 Seventh Avenue
       New York, New York 10019

-----------------------------------------------
CUSTODIAN AND TRANSFER AGENT
................................................

       State Street Bank and Trust Company
       One Lincoln Street
       Boston, Massachusetts 02111

-----------------------------------------------
INVESTMENT ADVISER
................................................

       AllianceBernstein L.P.
       1345 Avenue of the Americas
       New York, New York 10105


*     Member of the Audit Committee and the Independent Directors Committee.

+     Member of the Governance, Nominating and Compensation Committee.


--------------------------------------------------------------------------------
74     Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
DIRECTORS' INFORMATION
.....................................................................................................................................
                                                                                       Portfolios in
                                                                                       Complex
   Name, Address, Age           Principal Occupation                                   Overseen            Other Directorships
   (Year of Election)           During Past 5 Years                                    By Director         Held by Director
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS*

   Roger Hertog, +              Vice Chairman and Director--AllianceBernstein               12             None
   1345 Avenue of the           Corporation, the General Partner of
   Americas, New York, NY       AllianceBernstein L.P., since prior to 2001; prior
   10105                        thereto, President, Chief Operating Officer and
   65 (1988)                    Director--Sanford C. Bernstein & Co., Inc.

   DISINTERESTED DIRECTORS*

   Rosalie J. Wolf, ++          Managing Partner, Botanica Capital Partners LLC,            12             None
   c/o Philip L. Kirstein       and a member of the Investment Committee of the
   AllianceBernstein L.P.       Board at the David and Lucile Packard Foundation.
   1345 Avenue of the           Formerly, she was a Managing Director at Offit
   Americas, New York, NY       Hall Capital Management LLC from January 2001
   10105                        through 2003. From 1994-2000 she was Treasurer and
   65 (2000)                    Chief Investment Officer of The Rockefeller
   Chairman of the Board        Foundation. Earlier she held financial executive
                                positions with International Paper Company,
                                Bankers Trust, and Mobil Oil Corporation.

   Irwin Engelman, ++           Business Consultant. Formerly he was Executive              12             WellGen Inc.; Baruch
   c/o Philip L. Kirstein       Vice President and Chief Financial                                         College Fund; Long
   AllianceBernstein L.P.       Officer--YouthStream Media Networks; Vice Chairman                         Wharf Theater; National
   1345 Avenue of the           and Chief Administrative Officer of Revlon, Inc.                           Corporate Theater Fund;
   Americas, New York, NY       and Executive Vice President and Chief Financial                           Temple Sharay Tefila;
   10105                        Officer of MacAndrews & Forbes Holdings, Inc.                              New Plan Excel Realty
   72 (2000)                    since prior to 2001.                                                       Trust

   Bart Friedman, ++**          Senior Partner at Cahill Gordon & Reindel LLP (law          12             The Brookings
   c/o Philip L. Kirstein       firm) since prior to 2001.                                                 Institution; Lincoln
   AllianceBernstein L.P.                                                                                  Center for the
   1345 Avenue of the                                                                                      Performing Arts; The
   Americas, New York, NY                                                                                  Mountain School of
   10105                                                                                                   Milton Academy; Allied
   61 (2005)                                                                                               World Assurance Holdings


--------------------------------------------------------------------------------
                                                       2006 Annual Report     75

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc. (continued)


------------------------------------------------------------------------------------------------------------------------------------
DIRECTORS' INFORMATION (continued)
.....................................................................................................................................
                                                                                       Portfolios in
                                                                                       Complex
   Name, Address, Age           Principal Occupation                                   Overseen            Other Directorships
   (Year of Election)           During Past 5 Years                                    By Director         Held by Director
------------------------------------------------------------------------------------------------------------------------------------
   William Kristol, ++**        Editor, The Weekly Standard since prior                     12             Manhattan Institute; John
   c/o Philip L. Kirstein       to 2001.                                                                   M Ashbrook Center for
   AllianceBernstein L.P.                                                                                  Public Affairs at Ashland
   1345 Avenue of the                                                                                      University; The Salvatori
   Americas, New York, NY                                                                                  Center at Claremont
   10105                                                                                                   McKenna College; The
   53 (1994)                                                                                               Shalem Foundation

   Thomas B. Stiles II, ++**    President--Cedar Lawn Corporation (cemetery).               12             Laguna Beach Art Museum;
   c/o Philip L. Kirstein       Formerly Managing Director, Senior Portfolio                               Cedar Lawn Corporation
   AllianceBernstein L.P.       Manager and Director of Investment Strategy of
   1345 Avenue of the           Smith Barney Asset Management from 1997 until his
   Americas, New York, NY       retirement in 1999. Prior thereto, Chairman and
   10105                        Chief Executive Officer of Greenwich Street
   66 (2003)                    Advisors from 1988-1997 and Executive Vice
                                President and Director of E.F. Hutton Group from
                                1982-1987.

*     There is no stated term of office for the Directors.

+ Mr. Hertog is an "interested person" as defined in the 1940 Act, because of his affiliation with AllianceBernstein.

++    Member of the Audit Committee and the Independent Directors Committee.

**    Member of the Governance, Nominating and Compensation Committee.


--------------------------------------------------------------------------------
76     Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
OFFICERS' INFORMATION
.....................................................................................................................
                               Principal Position(s)           Principal Occupation
   Name, Address*, Age         Held with Fund                  During Past 5 Years
--------------------------------------------------------------------------------------------------------------------
   Roger Hertog, 65            President                       See biography under Directors' Information

   Philip L. Kirstein, 61      Senior Vice President and       Senior Vice President and Independent Compliance
                               Independent Compliance          Officer of the AllianceBernstein Funds, with which
                               Officer                         he has been associated since October 2004. Prior
                                                               thereto, he was Of Counsel to Kirkpatrick and
                                                               Lockhart, LLP, from October 2003 to October 2004,
                                                               and General Counsel of Merrill Lynch Investment
                                                               Managers, L.P. since prior to 2001 until March 2003.

   Emilie D. Wrapp, 51         Secretary                       Senior Vice President, Assistant General Counsel
                                                               and Assistant Secretary of AllianceBernstein
                                                               Investments, Inc. ("ABI") +, with which she has
                                                               been associated since prior to 2001.

   Joseph J. Mantineo, 47      Treasurer and Chief             Senior Vice President of AllianceBernstein Investor
                               Financial Officer               Services, Inc. ("ABIS") +, with which he has been
                                                               associated since prior to 2001.

* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

+     ABI and ABIS are affiliates of the Fund.


--------------------------------------------------------------------------------
                                                       2006 Annual Report     77

--------------------------------------------------------------------------------
The Following Is Not Part of the Shareholders Report or the Financial Statements

SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT(1)

         The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and Sanford C. Bernstein Fund, Inc. (the "Fund"), in respect of the following Portfolios:(2)

             Tax-Managed International Portfolio
             International Portfolio
             Emerging Markets Portfolio
             U.S. Government Short Duration Portfolio
             Short Duration Plus Portfolio
             Intermediate Duration Portfolio
             Short Duration California Municipal Portfolio
             Short Duration Diversified Municipal Portfolio
             Short Duration New York Municipal Portfolio
             California Municipal Portfolio
             Diversified Municipal Portfolio
             New York Municipal Portfolio

         This is a summary of the evaluation prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG"). The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

             1. Advisory fees charged to institutional and other clients of the Adviser for like services;

             2. Advisory fees charged by other mutual fund companies for like services;

             3.  Costs to the Adviser and its  affiliates of supplying  services
                 pursuant   to   the   advisory    agreement,    excluding   any
                 intra-corporate profit;

             4. Profit margins of the Adviser and its affiliates from supplying such services;

             5.  Possible economies of scale as the Portfolios grow larger; and

             6. Nature and quality of the Adviser's services including the performance of the Portfolios.

(1) It should be noted that the information in the fee summary was completed on October 11, 2006 and presented to the Board of Directors on October 26, 2006 in accordance with the September 1, 2004 Assurance of Discontinuance between the NYAG and the Adviser.

(2) Future references to the various Portfolios do not include "Sanford C. Bernstein." It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Advisor Class shares of the Portfolios.


--------------------------------------------------------------------------------
78     Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------

PORTFOLIOS ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

         The Adviser proposed that the Portfolios' pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement:

                                                                        ADVISORY FEE BASED ON % OF
         PORTFOLIO                                                      AVERAGE DAILY NET ASSETS(3)
         ------------------------------------------------------------------------------------------------
         Tax-Managed International Portfolio                       First $1 billion                0.925%
         International Portfolio                                   Next $3 billion                 0.850%
                                                                   Next $2 billion                 0.800%
                                                                   Next $2 billion                 0.750%
                                                                   Excess of $8 billion            0.650%

         Emerging Markets Portfolio                                First $1 billion                1.175%
                                                                   Next $1 billion                 1.050%
                                                                   Next $1 billion                 1.000%
                                                                   Excess of $3 billion            0.900%

         U.S. Government Short Duration Portfolio                  First $250 million              0.500%
         Short Duration Plus Portfolio                             Next $500 million               0.450%
                                                                   Excess of $750 million          0.400%

         Short Duration California Municipal Portfolio(4)          First $750 million              0.450%
         Short Duration Diversified Municipal Portfolio(4)         Excess of $750 million          0.400%
         Short Duration New York Municipal Portfolio(4)

         Intermediate Duration Portfolio                           First $1 billion                0.500%
         California Municipal Portfolio                            Next $2 billion                 0.450%
         Diversified Municipal Portfolio                           Next $2 billion                 0.400%
         New York Municipal Portfolio                              Excess of $5 billion            0.350%
         ------------------------------------------------------------------------------------------------

         The Portfolios' net assets on August 31, 2006 are set forth below:

         PORTFOLIO                                                    NET ASSETS ($MM)
         -------------------------------------------------------------------------------
         Tax-Managed International Portfolio                               $ 7,513.2
         International Portfolio                                             3,389.5
         Emerging Markets Portfolio                                          2,125.8
         U.S. Government Short Duration Portfolio                               82.7
         Short Duration Plus Portfolio                                         378.1
         Intermediate Duration Portfolio                                     4,059.9
         Short Duration California Municipal Portfolio                          75.0
         Short Duration Diversified Municipal Portfolio                        207.3
         Short Duration New York Municipal Portfolio                           103.5
         California Municipal Portfolio                                      1,175.7
         Diversified Municipal Portfolio                                     3,632.0
         New York Municipal Portfolio                                        1,467.8
         -------------------------------------------------------------------------------

(3) The advisory fees of each Portfolio are based on the percentage of each Portfolio's net assets, not a combination of any of the Portfolios shown.

(4) The current advisory fee schedule for the Portfolio is 0.500% for the first $250 million, 0.450% for the next $500 million and 0.400% thereafter.


--------------------------------------------------------------------------------
                                                       2006 Annual Report     79

--------------------------------------------------------------------------------
The Following Is Not Part of the Shareholders Report or the Financial Statements (continued)

         Set forth below are the Portfolios' total expense ratios calculated from the beginning of the Portfolios' current fiscal year October 1, 2005 through June 30, 2006:

         PORTFOLIO                                                TOTAL EXPENSE RATIO(5)        FISCAL YEAR END
         ---------------------------------------------------------------------------------------------------------
         Tax-Managed International Portfolio(6)                   Advisor        1.16%            September 30
                                                                  Class A        1.33%
                                                                  Class B        2.03%
                                                                  Class C        2.03%

         International Portfolio(6)                               Advisor        1.21%            September 30
                                                                  Class A        1.44%
                                                                  Class B        2.14%
                                                                  Class C        2.14%

         Emerging Markets Portfolio(6)                            Advisor        1.58%            September 30

         U.S. Government Short Duration Portfolio                 Advisor        0.79%            September 30

         Short Duration Plus Portfolio                            Advisor        0.67%            September 30
                                                                  Class A        1.03%
                                                                  Class B        1.73%
                                                                  Class C        1.73%

         Intermediate Duration Portfolio                          Advisor        0.59%            September 30

         Short Duration California Municipal Portfolio            Advisor        0.82%            September 30

         Short Duration Diversified Municipal Portfolio           Advisor        0.71%            September 30

         Short Duration New York Municipal Portfolio              Advisor        0.74%            September 30

         California Municipal Portfolio                           Advisor        0.64%            September 30
                                                                  Class A        0.90%
                                                                  Class B        1.60%
                                                                  Class C        1.60%

         Diversified Municipal Portfolio                          Advisor        0.60%            September 30
                                                                  Class A        0.88%
                                                                  Class B        1.58%
                                                                  Class C        1.58%

         New York Municipal Portfolio                             Advisor        0.63%            September 30
                                                                  Class A        0.91%
                                                                  Class B        1.61%
                                                                  Class C        1.61%
         ---------------------------------------------------------------------------------------------------------

(5)   Annualized.

(6) The total expense ratios shown are for a period, which includes two months of the higher fee schedule (October and November 2005) in effect for the Equity Portfolios through November 30, 2005. The total expense ratios of the Equity Portfolios would have been lower had the reduced advisory fee been in effect for the full period.


--------------------------------------------------------------------------------
80     Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

         The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolios' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

         Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolios. It should be noted that the Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship. In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolios had the AllianceBernstein Institutional fee schedule been applicable to the Portfolios versus the Portfolios' advisory fees based on August 31, 2006 net assets. With respect to the Short-Duration Municipal Portfolios,(7) the effective advisory fees based on their proposed fee schedules are also shown (in bold and italicized).

                                           NET ASSETS         ALLIANCEBERNSTEIN ("AB")                 EFFECTIVE     PORTFOLIO
                                            08/31/06          INSTITUTIONAL ("INST.")                  AB INST.      ADVISORY
         PORTFOLIO                           ($MIL)                 FEE SCHEDULE                       ADV. FEE         FEE
         ----------------------------------------------------------------------------------------------------------------------
         Tax-Managed International           $7,513.2    International Style Blend                       0.404%        0.827%
         Portfolio                                         80 bp on 1st $25 million
                                                           65 bp on next $25 million
                                                           55 bp on next $50 million
                                                           45 bp on next $100 million
                                                           40 bp on the balance
                                                         Minimum account size: $50m

         International Portfolio             $3,389.5    International Style Blend                       0.408%        0.872%
                                                           80 bp on 1st $25 million
                                                           65 bp on next $25 million
                                                           55 bp on next $50 million
                                                           45 bp on next $100 million
                                                           40 bp on the balance
                                                         Minimum account size: $50m

         Emerging Markets Portfolio          $2,125.8    Emerging Markets Style Blend                    0.805%        1.106%
                                                           100 bp on 1st $50 million
                                                           80 bp on the balance
                                                         Minimum account size: $50m

(7) Includes Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio and Short Duration New York Municipal Portfolio.


--------------------------------------------------------------------------------
                                                       2006 Annual Report     81

--------------------------------------------------------------------------------
The Following Is Not Part of the Shareholders Report or the Financial Statements (continued)

                                           NET ASSETS              ALLIANCEBERNSTEIN ("AB")            EFFECTIVE     PORTFOLIO
                                            08/31/06               INSTITUTIONAL ("INST.")             AB INST.      ADVISORY
         PORTFOLIO                           ($MIL)                      FEE SCHEDULE                  ADV. FEE         FEE
         ----------------------------------------------------------------------------------------------------------------------
         U.S. Government Short Duration         $82.7    Low Duration                                    0.286%        0.500%
         Portfolio(8)                                      40 bp on 1st $20 million
                                                           25 bp on next $80 million
                                                           20 bp on next $100 million
                                                           15 bp on the balance
                                                         Minimum account size: $20m

         Short Duration Plus Portfolio         $378.1    Low Duration                                    0.198%        0.483%
                                                           40 bp on 1st $20 million
                                                           25 bp on next $80 million
                                                           20 bp on next $100 million
                                                           15 bp on the balance
                                                         Minimum account size: $20m

         Intermediate Duration Portfolio     $4,059.9    U.S. Core Plus                                  0.154%        0.449%
                                                           40 bp on 1st $20 million
                                                           25 bp on next $80 million
                                                           20 bp on next $100 million
                                                           15 bp on the balance
                                                         Minimum account size: $20m

         Short Duration California              $75.0    Short Duration California Municipal             0.227%        0.500%
         Municipal Portfolio                               30 bp on 1st $20 million
                                                           20 bp on next $80 million                                   0.450%
                                                           15 bp on next $150 million                                (Proposed)
                                                           12.5 bp on next $250 million
                                                           10 bp on the balance
                                                         Minimum account size: $3m

         Short Duration Diversified            $207.3    Short Duration Diversified Municipal            0.184%        0.500%
         Municipal Portfolio                               30 bp on 1st $20 million
                                                           20 bp on next $80 million                                   0.450%
                                                           15 bp on next $150 million                                (Proposed)
                                                           12.5 bp on next $250 million
                                                           10 bp on the balance
                                                         Minimum account size: $3m

         Short Duration New York               $103.5    Short Duration New York Municipal               0.218%        0.500%
         Municipal Portfolio                               30 bp on 1st $20 million
                                                           20 bp on next $80 million                                   0.450%
                                                           15 bp on next $150 million                                (Proposed)
                                                           12.5 bp on next $250 million
                                                           10 bp on the balance
                                                         Minimum account size: $3m

         California Municipal Portfolio      $1,175.7    Intermediate Duration California Municipal      0.195%        0.493%
                                                           50 bp on 1st $5 million
                                                           37.5 bp on next $15 million
                                                           25 bp on next $80 million
                                                           18.75 bp on the balance
                                                         Minimum account size: $3m

(8) The Portfolio's duration target of 1 to 3 years is similar to that of Low Duration, which targets a duration within 20% of the Merrill Lynch 1-3 Year Treasury Index. However, unlike Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio to invest primarily in U.S. Government and agency securities.


--------------------------------------------------------------------------------
82     Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------

                                           NET ASSETS             ALLIANCEBERNSTEIN ("AB")             EFFECTIVE     PORTFOLIO
                                            08/31/06              INSTITUTIONAL ("INST.")               AB INST.     ADVISORY
         PORTFOLIO                           ($MIL)                     FEE SCHEDULE                    ADV. FEE        FEE
         ----------------------------------------------------------------------------------------------------------------------
         Diversified Municipal Portfolio     $3,632.0    Intermediate Duration Diversified Municipal     0.190%        0.455%
                                                           50 bp on 1st $5 million
                                                           37.5 bp on next $15 million
                                                           25 bp on next $80 million
                                                           18.75 bp on the balance
                                                         Minimum account size: $3m

         New York Municipal Portfolio        $1,467.8    Intermediate Duration New York Municipal        0.194%        0.484%
                                                           50 bp on 1st $5 million
                                                           37.5 bp on next $15 million
                                                           25 bp on next $80 million
                                                           18.75 bp on the balance
                                                         Minimum account size: $3m
         ----------------------------------------------------------------------------------------------------------------------

         The Adviser also manages the AllianceBernstein Mutual Funds ("ABMF"), which are investment companies. The advisory schedule of these funds, implemented in January 2004, as a result of the Assurance of Discontinuance between the NYAG and the Adviser, contemplates eight categories with almost all of the AllianceBernstein Mutual Funds in each category having the same fee schedule. In addition to the fee schedules of certain of those categories applicable to the Portfolios, set forth below are what would have been the effective fees of the Portfolios had the fee schedules of the AllianceBernstein Mutual Funds been applied to the Portfolios versus the Portfolios' advisory fees based on August 31, 2006 net assets.(9) With respect to the Short-Duration Municipal Portfolios, the effective advisory fees based on their proposed fee schedules are also shown (in bold and italicized).

                                                                                                        ABMF         PORTFOLIO
                                                     ABMF                       ABMF                  FFECTIVE       ADVISORY
         PORTFOLIO                                 CATEGORY                FEE SCHEDULEE                 FEE            FEE
         ----------------------------------------------------------------------------------------------------------------------
         Tax-Managed International Portfolio    International        75 bp on 1st $2.5 billion         0.667%          0.827%
                                                                     65 bp on next $2.5 billion
                                                                     60 bp on the balance

         International Portfolio                International        75 bp on 1st $2.5 billion         0.724%          0.872%
                                                                     65 bp on next $2.5 billion
                                                                     60 bp on the balance

         Emerging Markets Portfolio             Specialty            75 bp on 1st $2.5 billion         0.750%          1.106%
                                                                     65 bp on next $2.5 billion
                                                                     60 bp on the balance

         U.S. Government Short                  Low Risk Income      45 bp on 1st $2.5 billion         0.450%          0.500%
         Duration Portfolio                                          40 bp on next $2.5 billion
                                                                     35 bp on the balance

         Short Duration Plus Portfolio          Low Risk Income      45 bp on 1st $2.5 billion         0.450%          0.483%
                                                                     40 bp on next $2.5 billion
                                                                     35 bp on the balance

         Intermediate Duration Portfolio        High Income          50 bp on 1st $2.5 billion         0.481%          0.449%
                                                                     45 bp on next $2.5 billion
                                                                     40 bp on the balance

(9) It should be noted that at certain asset levels the effective advisory fee of U.S. Government Short Duration Portfolio, Short Duration Plus Portfolio, Intermediate Duration Portfolio and the proposed advisory fee for the Short Duration Municipal Portfolios will be lower than what would have been the effective advisory fees had the fee schedule of the AllianceBernstein Mutual Funds been applied to those Portfolios.


--------------------------------------------------------------------------------
                                                       2006 Annual Report     83

--------------------------------------------------------------------------------
The Following Is Not Part of the Shareholders Report or the Financial Statements (continued)

                                                                                                        ABMF         PORTFOLIO
                                                     ABMF                       ABMF                  FFECTIVE        ADVISORY
         PORTFOLIO                                 CATEGORY                FEE SCHEDULEE                 FEE            FEE
         ----------------------------------------------------------------------------------------------------------------------
         Short Duration California              Low Risk Income      45 bp on 1st $2.5 billion         0.450%          0.500%
         Municipal Portfolio                                         40 bp on next $2.5 billion
                                                                     35 bp on the balance                              0.450%
                                                                                                                     (Proposed)

         Short Duration Diversified             Low Risk Income      45 bp on 1st $2.5 billion         0.450%          0.500%
         Municipal Portfolio                                         40 bp on next $2.5 billion
                                                                     35 bp on the balance                              0.450%
                                                                                                                     (Proposed)

         Short Duration New York                Low Risk Income      45 bp on 1st $2.5 billion         0.450%          0.500%
         Municipal Portfolio                                         40 bp on next $2.5 billion
                                                                     35 bp on the balance                              0.450%
                                                                                                                     (Proposed)

         California Municipal Portfolio         Low Risk Income      45 bp on 1st $2.5 billion         0.450%          0.493%
                                                                     40 bp on next $2.5 billion
                                                                     35 bp on the balance

         Diversified Municipal Portfolio        Low Risk Income      45 bp on 1st $2.5 billion         0.434%          0.455%
                                                                     40 bp on next $2.5 billion
                                                                     35 bp on the balance

         New York Municipal Portfolio           Low Risk Income      45 bp on 1st $2.5 billion         0.450%          0.484%
                                                                     40 bp on next $2.5 billion
                                                                     35 bp on the balance
         ----------------------------------------------------------------------------------------------------------------------

         The Adviser also manages and sponsors  retail mutual  funds,  which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for the Luxembourg funds that have a somewhat similar investment style as the Emerging Markets
         Portfolio:

         FUND                                                        FEE
         -----------------------------------------------------------------------
         Emerging Markets Value                                      0.95%
              Class S (Institutional)

         Emerging Markets Growth
              Class A                                                1.70%(10)
              Class S (Institutional)                                0.90%
         -----------------------------------------------------------------------

         The Alliance Capital Investment Trust Management mutual funds ("ACITM"), which are offered to investors in Japan, have an "all-in" fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ACITM mutual funds with somewhat similar investment styles as the Portfolios are as follows:

         PORTFOLIO                              ACITM MUTUAL FUND                               FEE
         ---------------------------------------------------------------------------------------------
         Tax-Managed International Portfolio    Alliance International Blend(11)                0.30%
         International Portfolio

         Emerging Markets Portfolio             Bernstein Emerging Growth Equity Fund F(12)     0.80%
                                                Bernstein Emerging Markets Stock A, B           0.90%
                                                Bernstein Emerging Markets Stock F, FB          0.80%
         ---------------------------------------------------------------------------------------------

(10) The "all-in" fee shown is for the Class A shares of Emerging Markets Growth. This fee covers investment advisory services and distribution related services.

(11)  This ACITM fund is privately placed or institutional.

(12)  See footnote 11.


--------------------------------------------------------------------------------
84     Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------

         The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fees for the sub-advisory relationships that have a somewhat similar investment style as certain of the Portfolios:

         PORTFOLIO                                     SUB-ADVISED FUND               FEE SCHEDULE
         --------------------------------------------------------------------------------------------------
         International Portfolio                        Client No. 1(13)       0.60% on first $1 billion
                                                                               0.55% on next $500 million
                                                                               0.50% on next $500 million
                                                                               0.45% on next $500 million
                                                                               0.40% thereafter

                                                        Client No. 2           0.50% on first $50 million
                                                                               0.40% thereafter

                                                        Client No. 3           0.50%

                                                        Client No. 4           0.65% on first $75 million
                                                                               0.50% on next $25 million
                                                                               0.40% on next $200 million
                                                                               0.35% on next $450 million
                                                                               0.30% thereafter

                                                        Client No. 5           0.30%

                                                        Client No. 6           Base fee of
                                                                               0.22% on first $1 billion
                                                                               0.18% on next $1.5 billion
                                                                               0.16% thereafter
                                                                               +/- Performance Fee(14)

         Emerging Markets Portfolio                     Client No. 7           0.90%

         U.S. Government Short Duration Portfolio       Client No. 8(15)       0.30% on first $500 million
                                                                               0.25% on next $500 million
                                                                               0.20% on next $500 million
                                                                               0.15% on next $1.5 billion
                                                                               0.12% thereafter
         --------------------------------------------------------------------------------------------------

         It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations.

II.  MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

         Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Portfolios' ranking with respect to actual management fees and contractual management fee relative to the median of the Portfolios' Lipper Expense Group ("EG")(16) at the approximate current asset level of the subject Portfolio.(17)


(13)  The client is an affiliate of the Adviser.

(14) The performance fee is calculated by multiplying the Base Fee during the period by an adjustment factor that considers the excess or underperformance of the fund versus its benchmark, the Morgan Stanley Capital International All World Index Excluding US (ACWI ex US) over a 60--month rolling period. The fund's annualized effective advisory fee rate over the most recent four quarterly payments, including base fee plus performance fee, is 0.24%.

(15)  See footnote 13.

(16) It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

(17) The contractual management fee is calculated by Lipper using each Portfolio's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Portfolio has the lowest effective fee rate in the Lipper peer group.


--------------------------------------------------------------------------------
                                                       2006 Annual Report     85

--------------------------------------------------------------------------------
The Following Is Not Part of the Shareholders Report or the Financial Statements (continued)

         Lipper describes an EG as a representative sample of comparable funds. Lipper's standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds. However, because the Portfolios original EGs had an insufficient number of peers, at the request of the Adviser and the Senior Officer, Lipper expanded the Portfolios' EGs to include peers that had a similar (but not the same) Lipper investment objective/classification(18) and different load type.(19) However, because Lipper had expanded the EGs of those Portfolios, under Lipper's standard guidelines, each of the Portfolios' Lipper Expense Universe ("EU") were also expanded to include the universes of those peers that had a similar (but not the same) Lipper investment objective/classification or load type. (20)A "normal" EU will include funds that have the same investment classification/objective and load type as the subject Portfolio.

         Set forth below are the Portfolios' contractual management fees, actual management fees (as of the Portfolios' most recently completed fiscal year end) and ranking relative to the medians of the Portfolios' EGs. In addition, pro-forma actual management fees(21) are shown for the Equity Portfolios while the proposed contractual and actual management fees are shown for the Short Duration Municipal Portfolios (bold and italicized):(22)

                                                                    LIPPER                                LIPPER
                                                    PORTFOLIO     CONTRACTUAL            PORTFOLIO        ACTUAL
                                                   CONTRACTUAL    MANAGEMENT               ACTUAL       MANAGEMENT
                                                   MANAGEMENT         FEE                MANAGEMENT        FEE
         PORTFOLIO                                   FEE(23)       EG MEDIAN     RANK     FEES(24)     EG MEDIAN(25)   RANK
         --------------------------------------------------------------------------------------------------------------------
         Tax-Managed International Portfolio(26)      0.830          0.830       7/13       0.907          0.858       11/13
             Pro-forma                                                                      0.835          0.858       7/13

         International Portfolio(27)                  0.873          0.861       9/16       0.940          0.886       12/16
             Pro-forma                                                                      0.874          0.886       8/16

         Emerging Markets Portfolio                   1.110          1.225       5/12       1.203          1.203       6/12
             Pro-forma                                                                      1.112          1.203       5/12

         U.S. Government Short Duration               0.500          0.486      10/16       0.500          0.373       13/16
         Portfolio

         Short Duration Plus Portfolio                0.481          0.450      11/15       0.476          0.355       11/15

         Intermediate Duration Portfolio              0.452          0.452       8/15       0.464          0.462       9/15

         Short Duration California                    0.500          0.623       3/9        0.500          0.440        6/9
         Municipal Portfolio(28)

             Proposed                                 0.450          0.623       3/9        0.450          0.440        6/9

(18) Peers with a similar (but not the same) investment objective/classification were considered for inclusion in the EGs and EUs of certain of the Portfolios: Tax-Managed International Portfolio, International Portfolio, Short Duration California Municipal Portfolio, Short Duration New York Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio.

(19) Peers with the load type of institutional load, front-end and no-load were considered for inclusion in the Portfolios' EGs and EUs.

(20) The expansion of the Portfolios' EUs was not requested by the Adviser or the Senior Officer. They requested that only the EGs be expanded.

(21) Pro-forma shows what the effective management fee of a Portfolio would have been had changes to the Portfolio's advisory fee schedule been applied to the Portfolio from the beginning of the Portfolio's fiscal year.

(22) The proposed contractual and actual management fees for the Short Duration Municipal Portfolios were estimated by the Senior Officer using data provided by Lipper and the proposed fee schedules of those Portfolios.

(23) The contractual management fee does not reflect any advisory waivers or expense reimbursements for expense caps that effectively reduce the contractual fee rate.

(24) This column shows the actual management fee of each Portfolio for the fiscal year end September 30, 2005. Pro-forma actual management fees are based on the Portfolios' current fee schedule and the average daily net assets of the Portfolios from the period October 1, 2005 through June 30, 2006. Differences between "contractual" and "actual" are a result of different net assets used to determine each Portfolio's effective management fee rate.

(25) This column shows the median of each Portfolio's Lipper EG, which is based on the actual management fees of each Portfolio and its respective peers. Actual management fees would reflect any management fees waived or expenses reimbursed by the adviser of the funds.

(26) The Portfolio's EG includes the Portfolio, five other international multi-cap core funds ("IMLC"), five large-cap core funds ("ILCC") and two international multi-cap value funds ("IMLV").

(27) The Portfolio's EG includes the Portfolio, eight other IMLC, five ILCC and two IMLV.

(28) The Portfolio's EG includes the Portfolio, six other California short-intermediate municipal debt funds and two other single state short-intermediate municipal debt funds (Michigan and Hawaii).


--------------------------------------------------------------------------------
86     Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------

                                                                    LIPPER                                LIPPER
                                                    PORTFOLIO     CONTRACTUAL            PORTFOLIO        ACTUAL
                                                   CONTRACTUAL    MANAGEMENT               ACTUAL       MANAGEMENT
                                                   MANAGEMENT         FEE                MANAGEMENT        FEE
         PORTFOLIO                                   FEE(23)       EG MEDIAN     RANK     FEES(24)     EG MEDIAN(25)     RANK
         ---------------------------------------------------------------------------------------------------------------------
         Short Duration Diversified                   0.500           0.451     11/15       0.499          0.403        13/15
         Municipal Portfolio(29)
             Proposed                                 0.450           0.450      7/15       0.450          0.404        11/15

         Short Duration New York Municipal            0.500           0.623      3/9        0.500          0.440         6/9
         Portfolio(30)
             Proposed                                 0.450           0.623      3/9        0.450          0.440         6/9

         California Municipal Portfolio(31)           0.492           0.579      4/14       0.500          0.506        6/14
         Diversified Municipal Portfolio(32)          0.455           0.419      8/12       0.467          0.462        7/12
         New York Municipal Portfolio(33)             0.483           0.572      4/14       0.487          0.506        4/14
         ---------------------------------------------------------------------------------------------------------------------

        Set forth below is a comparison of the Portfolios' total expense ratios and the medians of their EGs and EUs. The Portfolios' rankings are also shown.(34) In addition, pro-forma total expense ratios(35) are shown for the Equity Portfolios while the total expense ratios adjusted for the proposed fee reductions are shown for the Short Duration Municipal Portfolios (bold and italicized):(36)

                                                                                                  LIPPER       LIPPER
                                                     EXPENSE      LIPPER GROUP      LIPPER       UNIVERSE     UNIVERSE
         PORTFOLIO                                RATIO (%)(37)    MEDIAN (%)     GROUP RANK    MEDIAN (%)      RANK
         --------------------------------------------------------------------------------------------------------------
         Tax-Managed International Portfolio(38)      1.221           1.162          9/13          1.327       112/292
             Pro-forma                                1.146           1.162          7/13          1.327       87/292

         International Portfolio(39)                  1.264           1.243          9/16          1.326       124/285
             Pro-forma                                1.196           1.243          7/16          1.326       102/285

         Emerging Markets Portfolio                   1.681           1.681          6/12          1.634        49/89
             Pro-forma                                1.569           1.681          4/12          1.634        38/89

         U.S. Government Short Duration Portfolio     0.778           0.812          6/16          0.705        32/48
         Short Duration Plus Portfolio                0.676           0.858          6/15          0.736       55/122
         Intermediate Duration Portfolio              0.602           0.808          2/15          0.749       64/238

(29) The Portfolio's EG includes the Portfolio, seven other short municipal debt funds and seven short-intermediate municipal debt funds.

(30) The Portfolio's EG includes the Portfolio, six other California short-intermediate municipal debt funds and two other single state short-intermediate municipal debt funds (Michigan and Hawaii).

(31) The Portfolio's EG includes the Portfolio, three other California intermediate municipal debt funds, one New York intermediate municipal debt fund, one Pennsylvania intermediate municipal debt fund, one Ohio intermediate municipal debt fund and seven other single state intermediate municipal debt funds (Oregon, Michigan, Virginia, New Mexico, Missouri, Hawaii and Minnesota).

(32) The Portfolio's EG includes the Portfolio, eight other intermediate municipal debt funds and three short-intermediate municipal debt funds.

(33) The Portfolio's EG includes the Portfolio, one other New York intermediate municipal debt fund, three California intermediate municipal debt funds, one Pennsylvania intermediate municipal debt fund, one Ohio intermediate municipal debt fund and seven other single state intermediate municipal debt funds (Oregon, Michigan, Virginia, New Mexico, Missouri, Hawaii and Minnesota).

(34) Except for asset size comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(35) Pro-forma shows what the total expense ratio of a Portfolio would have been had changes to the Portfolio's advisory fee schedule been applied to the Portfolio from the beginning of the Portfolio's fiscal year.

(36) The total expense ratios adjusted for the proposed fee reductions for the Short Duration Municipal Portfolios were estimated by the Senior Officer using data provided by Lipper and the proposed fee schedules of those Portfolios.

(37) Except for pro-forma total expense ratios, the expense ratios are for the most recently completed fiscal year Advisor Class.

(38) The Portfolio's EU includes the Portfolio, the expense group and all institutional load, front-end load and no-load funds of IMLC, ILCC and IMLV, regardless of asset size or primary channel of distribution, excluding outliers.

(39) The Portfolio's EU includes the Portfolio, the expense group and all institutional load, front-end load and no-load funds of IMLC, ILCC and IMLV, regardless of asset size or primary channel of distribution, excluding outliers.


--------------------------------------------------------------------------------
                                                       2006 Annual Report     87

--------------------------------------------------------------------------------
The Following Is Not Part of the Shareholders Report or the Financial Statements (continued)

                                                                                                      LIPPER          LIPPER
                                                      EXPENSE      LIPPER GROUP        LIPPER        UNIVERSE        UNIVERSE
         PORTFOLIO                                 RATIO (%)(37)     MEDIAN (%)       GROUP RANK      MEDIAN (%)        RANK
         ---------------------------------------------------------------------------------------------------------------------
         Short Duration California Municipal
         Portfolio(40)                                 0.812           0.601            7/9            0.677           16/20
             Proposed                                  0.762           0.601            7/9            0.677           15/20

         Short Duration Diversified Municipal
         Portfolio(41)                                 0.707           0.630           10/15           0.604           43/69
             Proposed                                  0.657           0.630            9/15           0.604           40/69

         Short Duration New York Municipal
         Portfolio(42)                                 0.745           0.601            7/9            0.677           15/20
             Proposed                                  0.695           0.601            6/9            0.677           13/20

         California Municipal Portfolio(43)            0.647           0.656            6/14           0.749          33/134
         Diversified Municipal Portfolio(44)           0.608           0.606            7/12           0.689          35/101
         New York Municipal Portfolio(45)              0.632           0.656            5/14           0.749          32/134
         ---------------------------------------------------------------------------------------------------------------------

         Based on this analysis, except for Short Duration California Municipal Portfolio, Short Duration New York Municipal Portfolio, California Municipal Portfolio and New York Municipal Portfolio, which have a more favorable ranking on a contractual management fee basis than on a total expense ratio basis, and Tax-Managed International Portfolio, which has equally favorable rankings, the Portfolios have a more favorable ranking on a total expense ratio fee basis than they do on a contractual management fee basis.(46)

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

         A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV.  PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
     SERVICES.

         The Adviser's profitability information for the Portfolios prepared by the Adviser for the Directors of the Fund was reviewed by the Senior Officer and the consultant. Except for a few Portfolios, the Adviser's profitability for providing investment advisory services to the Portfolios increased slightly during the calendar year 2005, relative to 2004.

         The Portfolios have a Shareholder Servicing Agreement with the Adviser where the Adviser pays expenses it incurs in providing shareholder servicing to the Portfolios. Under the Shareholder Servicing Agreement, except for Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio (the "Equity Portfolios"), which pays 0.25%, the remaining Portfolios, which are primarily invested in fixed income securities (the "Fixed Income Portfolios"), pay 0.10% of the Portfolios' daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement in the Portfolios' most recently completed fiscal year:

(40) The Portfolio's EU includes the Portfolio, the expense group and all institutional load, front-end load and no-load funds of California short-intermediate municipal debt funds and other single state short-intermediate municipal debt funds, regardless of asset size or primary channel of distribution, excluding outliers.

(41) The Portfolio's EU includes the Portfolio, the expense group and all institutional load, front-end load and no-load funds of short municipal debt funds and short-intermediate municipal debt funds, regardless of asset size or primary channel of distribution, excluding outliers.

(42) The Portfolio's EU includes the Portfolio, the expense group and all institutional load, front-end load and no-load funds of California short-intermediate municipal debt funds and other single state short-intermediate municipal debt funds, regardless of asset size or primary channel of distribution, excluding outliers.

(43) The Portfolio's EU includes the Portfolio, the expense group and all institutional load, front-end load and no-load funds of California intermediate municipal debt funds, New York intermediate municipal debt funds, Pennsylvania intermediate municipal debt funds, Ohio intermediate municipal debt funds, and other single state intermediate municipal debt funds, regardless of asset size or primary channel of distribution, excluding outliers.

(44) The Portfolio's EU includes the Portfolio, the expense group and all institutional load, front-end load and no-load funds of intermediate municipal debt funds and short-intermediate municipal debt funds, regardless of asset size or primary channel of distribution, excluding outliers.

(45) The Portfolio's EU includes the Portfolio, the expense group and all institutional load, front-end load and no-load funds of New York intermediate municipal debt funds, California intermediate municipal debt funds, Pennsylvania intermediate municipal debt funds, Ohio intermediate municipal debt funds, and other single state intermediate municipal debt funds, regardless of asset size or primary channel of distribution, excluding outliers.

(46) With respect to the Equity Portfolios, this observation applies when comparing contractual management fees to pro-forma total expense ratios.


--------------------------------------------------------------------------------
88     Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------

         PORTFOLIO                                               SHAREHOLDER SERVING AGREEMENT FEE
         -----------------------------------------------------------------------------------------
         Tax-Managed International Portfolio                                 $13,258,263
         International Portfolio                                               6,157,047
         Emerging Markets Portfolio                                            4,002,279
         U.S. Government Short Duration Portfolio                                 91,842
         Short Duration Plus Portfolio                                           410,072
         Intermediate Duration Portfolio                                       3,104,905
         Short Duration California Municipal Portfolio                            68,266
         Short Duration Diversified Municipal Portfolio                          253,042
         Short Duration New York Municipal Portfolio                             122,925
         California Municipal Portfolio                                          898,450
         Diversified Municipal Portfolio                                       2,752,982
         New York Municipal Portfolio                                          1,190,723
         -----------------------------------------------------------------------------------------

         In  addition  to  the  Adviser's   direct  profits  from  managing  the
         Portfolios, certain of the Adviser's affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent and distribution related services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

         AllianceBernstein Investments, Inc. ("ABI"), an affiliate of the Adviser, is the principal underwriter of the Portfolios' retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios' retail classes that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2005, ABI paid approximately 0.042% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18.0 million for distribution services and educational support (revenue sharing payments). For 2006, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.5 million.

         ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios' Class A shares during the Portfolios' most recently completed fiscal year:

         PORTFOLIO                                             AMOUNT RECEIVED
         -----------------------------------------------------------------------
         Tax-Managed International Portfolio                       $1,599
         International Portfolio                                    2,741
         Short Duration Plus Portfolio                              5,331
         California Municipal Portfolio                             4,227
         Diversified Municipal Portfolio                            8,599
         New York Municipal Portfolio                               4,844
         -----------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                       2006 Annual Report     89

--------------------------------------------------------------------------------
The Following Is Not Part of the Shareholders Report or the Financial Statements (continued)

         During the Portfolios most recently completed fiscal year, ABI received from the Portfolios' retail classes the following Rule 12b-1 fees and CDSC fees:

         PORTFOLIO                                12b-1 FEE RECEIVED       CDSC RECEIVED
         -------------------------------------------------------------------------------
         Tax-Managed International Portfolio          $    9,148             $    360
         International Portfolio                         146,089                6,718
         Short Duration Plus Portfolio                   829,370              111,475
         California Municipal Portfolio                  757,478               68,341
         Diversified Municipal Portfolio               1,880,730              195,055
         New York Municipal Portfolio                  1,138,521               90,578
         -------------------------------------------------------------------------------

         Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. ("ABIS"), the affiliated transfer agent of the retail classes of the Portfolios, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS' after-tax profitability increased in 2005 in comparison to 2004. During the Portfolios' most recently completed fiscal year, ABIS received the following net fees from the retail classes of the Portfolios:(47)

         PORTFOLIO                                     ABIS FEE           EXPENSE OFFSET
         -------------------------------------------------------------------------------
         Tax-Managed International Portfolio(48)       $    182               $  13
         International Portfolio(48)                     13,169                 183
         Short Duration Plus Portfolio                   51,926                 636
         California Municipal Portfolio                  18,000                 248
         Diversified Municipal Portfolio                 50,868                 552
         New York Municipal Portfolio                    44,364                 307
         -------------------------------------------------------------------------------

         Certain of the Portfolios effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co., LLC ("SCB & Co.") and/or its U.K. affiliate, Sanford C. Bernstein Limited ("SCB Ltd."), collectively "SCB," and paid commissions for such transactions during the Portfolios' most recently completed fiscal year. The Adviser represented that SCB's profitability from business conducted with these Portfolios is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Portfolios. These credits and charges are not being passed onto to any SCB client.

V.   POSSIBLE ECONOMIES OF SCALE

         An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding economies of scale and/or scope. Based on the independent consultant's initial survey, there was consensus that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

         The independent consultant conducted further studies of the Adviser's operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Directors, the independent consultant noted the potential for

(47) The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder's account to the transfer agent's account and then from the transfer agent's account to the Portfolio's account.

(48) With respect to Tax-Managed International Portfolio and International Portfolio, ABIS voluntarily agreed to waive a portion of its fees in the amounts of $17,818 and $4,831 for the Portfolios, respectively.


--------------------------------------------------------------------------------
90     Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------

         economies of scale and/or scope through the use of "pooling portfolios" and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in the less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees. The independent consultant indicated that additional work is contemplated in order to determine the presence of economies of scale and/or scope in a multi-product firm, such as AllianceBernstein L.P.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

         With assets under management of $659 billion as of September 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolios.

        The information below, which was prepared by Lipper, shows the 1, 3, 5 and 10 year gross performance returns and rankings of the Portfolios(49) relative to their Lipper Performance Group ("PG") and Lipper Performance Universe ("PU")(50) for the periods ended June 30, 2006.(51)


                                                              PORTFOLIO        PG           PU            PG           PU
         PORTFOLIO                                             RETURN        MEDIAN       MEDIAN         RANK         RANK
         --------------------------------------------------------------------------------------------------------------------
         Tax-Managed International Portfolio      1 year        28.85        27.99         28.02         2/6         78/213
                                                  3 year        22.42        24.58         24.27         6/6         123/158
                                                  5 year        12.51        12.51         10.50         3/5         38/136
                                                  10 year       10.65         N/A          8.55          1/1          14/51

         International Portfolio                  1 year        29.25        28.07         28.01         3/9         51/179
                                                  3 year        22.79        23.95         24.27         7/8         109/147
                                                  5 year        12.69        11.66         10.53         2/7         34/128

         Emerging Markets Portfolio               1 year        34.43        35.06         36.33         7/12        81/140
                                                  3 year        42.72        37.41         35.76         2/12         5/122
                                                  5 year        29.19        23.23         23.12         2/11         8/96
                                                  10 year       10.89         9.75         9.18          1/5          13/45

         U.S. Government Short Duration
         Portfolio                                1 year        2.18          2.39         2.34         13/16         48/60
                                                  3 year        1.84          1.84         1.95          7/13         33/54
                                                  5 year        3.60          3.65         3.60          7/12         25/50
                                                  10 year       4.98          5.14         5.13         10/10         28/36

         Short Duration Plus Portfolio            1 year        2.42          2.85         2.74         11/15        125/168
                                                  3 year        2.14          2.31         2.36          8/14        81/126
                                                  5 year        3.77          3.74         3.77          6/12        52/104
                                                  10 year       5.17          5.19         5.20          7/9          38/59

         Intermediate Duration Portfolio          1 year        0.20         -0.12         -0.04         5/15        120/338
                                                  3 year        2.87          2.91         2.65          9/15        110/289
                                                  5 year        5.07          5.43         5.36         11/12        161/238
                                                  10 year       6.01          6.17         6.43          6/6         99/114

         Short Duration California
         Municipal Portfolio                      1 year        2.17          1.50         1.66          2/7          4/13
                                                  3 year        1.91          2.08         2.08          4/5           7/9
                                                  5 year        2.55          3.72         3.72          5/5           9/9
                                                  10 year       3.61          N/A          4.33          2/2           5/5

(49) The performance returns and rankings are for the Advisor Class shares of the Portfolios.

(50) A Portfolio's PG/PU may not be necessarily be identical to the Portfolios' EG/EU. Peers with negative management fees are excluded from EGs/EUs but not necessarily from PGs/PUs. In addition, the Portfolios' PGs/PUs only include funds of the same Lipper investment objective/classification as the Portfolios, in contrast to certain of their EGs/EUs, which may include funds of similar but not the same investment objective/classification.

(51) Note that the current Lipper investment objective/classification dictates the PG and PU throughout the life of each Portfolio even if a Portfolio had a different investment objective/classification at different point in time. To cite an example, Tax-Managed International Portfolio's and International Portfolio's Lipper investment objective/classification was changed on November 16, 2004 from IMLV to IMLC. However, the performance of those Portfolios, which includes the period prior to the investment objective/classification change, would still be compared to the complete historical performance of their current IMLC PG and PU peers, even if the Portfolios' peers had a different investment objective/classification prior to November 16, 2004.


--------------------------------------------------------------------------------
                                                       2006 Annual Report     91

--------------------------------------------------------------------------------
The Following Is Not Part of the Shareholders Report or the Financial Statements (continued)

                                                              PORTFOLIO        PG           PU            PG           PU
         PORTFOLIO                                             RETURN        MEDIAN       MEDIAN         RANK         RANK
         -------------------------------------------------------------------------------------------------------------------
         Short Duration Diversified Portfolio     1 year        2.42          2.05         2.66          1/8          28/49
                                                  3 year        2.11          1.84         2.11          1/8          19/38
                                                  5 year        2.97          3.06         2.97          4/6          15/31
                                                  10 year       3.88          3.75         3.96          2/4          10/18

         Short Duration New York
         Municipal Portfolio                      1 year        2.29          1.38         1.30          1/3          2/10
                                                  3 year        2.12          1.73         1.74          1/3           2/9
                                                  5 year        2.78          3.22         3.41          3/3           9/9
                                                  10 year       3.71          4.30         4.30          3/3           9/9

         California Municipal Portfolio           1 year        1.08          0.80         0.97          1/4          10/31
                                                  3 year        2.43          2.41         2.45          2/4          19/31
                                                  5 year        3.87          4.08         4.26          4/4          25/25
                                                  10 year       4.86          5.03         5.25          3/3          13/13

         Diversified Municipal Portfolio          1 year        1.01          1.07         0.90          6/9         35/100
                                                  3 year        2.44          2.59         2.48          6/9          48/89
                                                  5 year        4.07          4.47         4.51          8/8          67/76
                                                  10 year       5.00          5.26         5.35          6/6          50/55

         New York Municipal Portfolio             1 year        1.00          N/A          0.55          1/2          4/23
                                                  3 year        2.50          N/A          2.50          1/2          8/22
                                                  5 year        4.09          N/A          4.41          1/1          15/17
                                                  10 year       5.01          N/A          5.55          1/1          11/12
         -------------------------------------------------------------------------------------------------------------------

         Set  forth  below  are the 1, 3, 5, 10 year  and  since  inception  net
         performance   returns  of  the   Portfolios   (in  bold)  versus  their
         benchmarks:(52)

                                                 PERIOD ENDING JUNE 30, 2006
                                                         PERFORMANCE
                                                 ---------------------------                                      ANNUALIZED
         PORTFOLIO/BENCHMARK                        1 YEAR          3 YEAR          5 YEAR         10 YEAR     SINCE INCEPTION
         ---------------------------------------------------------------------------------------------------------------------
         Tax-Managed International Portfolio        27.28           20.92           11.12            9.30           10.19
         MSCI EAFE                                  26.56           23.94           10.02            6.39            8.19

         International Portfolio                    27.63           21.24           11.26             n/a            8.20
         MSCI EAFE                                  26.56           23.94           10.02             n/a            5.03

         Emerging Markets Portfolio                 32.19           40.32           27.00            8.99            9.90
         MSCI Emerging Markets                      35.47           34.33           21.18            6.49            7.20

         U.S. Government Short Duration
         Portfolio                                   1.42            1.05            2.83            4.21            5.28
         Merrill Lynch 1-3 Year Treasury Index       1.83            1.40            3.08            4.76            5.91

         Short Duration Plus Portfolio               1.76            1.46            3.08            4.47            5.60
         Merrill Lynch 1-3 Yr. Treasury Index        1.83            1.40            3.08            4.76            5.93

         Intermediate Duration Portfolio            -0.37            2.25            4.45            5.39            6.83
         Lehman Brothers Aggregate Bond Index       -0.81            2.05            4.97            6.22            7.45

         Short Duration California Municipal
         Portfolio                                   1.35            1.10            1.74            2.82            3.08
         Lehman Brothers 1 Year Municipal Index      1.87            1.44            2.31            3.50            3.75

(52) The Adviser provided Portfolio (Advisor Class) and benchmark performance return information for periods through June 30, 2006 in order to maintain consistency with Lipper's performance rankings in the analysis.


--------------------------------------------------------------------------------
92     Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------

                                                 PERIOD ENDING JUNE 30, 2006
                                                         PERFORMANCE
                                                 ---------------------------                                      ANNUALIZED
         PORTFOLIO/BENCHMARK                        1 YEAR          3 YEAR          5 YEAR         10 YEAR     SINCE INCEPTION
         ---------------------------------------------------------------------------------------------------------------------
         Short Duration Diversified Municipal
         Portfolio                                   1.71            1.40            2.25            3.14            3.39
         Lehman Brothers 1 Year Municipal
         Index                                       1.87            1.44            2.31            3.50            3.75

         Short Duration New York Municipal
         Portfolio                                   1.54            1.37            2.02            2.94            3.18
         Lehman Brothers 1 Year Municipal Index      1.87            1.44            2.31            3.50            3.75

         California Municipal Portfolio              0.45            1.77            3.20            4.18            5.07
         Lehman Brothers Municipal Bond Index        0.89            3.23            5.05            5.79            6.68

         Diversified Municipal Portfolio             0.41            1.82            3.43            4.35            5.29
         Lehman Brothers Municipal Bond Index        0.89            3.23            5.05            5.79            6.72

         New York Municipal Portfolio                0.38            1.85            3.43            4.34            5.33
         Lehman Brothers Municipal Bond Index        0.89            3.23            5.05            5.79            6.72
         ---------------------------------------------------------------------------------------------------------------------

CONCLUSION

         Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for each of the Portfolios is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolios is based on an evaluation of all of these factors and no single factor was dispositive.

         Dated: November 8, 2006


--------------------------------------------------------------------------------
                                                       2006 Annual Report     93

                         Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------
                               September 30, 2006
--------------------------------------------------------------------------------

                        Schedule of Investments
                        To the Annual Report
                        For the Stock Portfolios

                        --------------------------------------------------------

                        --------------------------------------------------------

                        --------------------------------------------------------

                        --------------------------------------------------------

                        --------------------------------------------------------


                        Tax-Managed International
                        --------------------------------------------------------
                        International
                        --------------------------------------------------------
                        Emerging Markets

--------------------------------------------------------------------------------

                         Sanford C. Bernstein Fund, Inc.
             Report of Independent Registered Public Accounting Firm

--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Sanford C. Bernstein Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities included in the accompanying Annual Report, including the schedules of investments contained herein, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Tax-Managed International Portfolio, International Portfolio, and Emerging Markets Portfolio (three of the twelve portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the "Fund") at September 30, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, except for the financial highlights of the International Retail Classes of the Tax-Managed International Portfolio and the International Portfolio, which are presented in a separate financial report, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 28, 2006

--------------------------------------------------------------------------------
                         Sanford C. Bernstein Fund, Inc.
                             Schedule of Investments
                       Tax-Managed International Portfolio
                               September 30, 2006
--------------------------------------------------------------------------------

Company                                                 Shares     U.S. $ Value
===============================================================================
COMMON STOCKS-96.0%
===============================================================================
Financial-37.7%
-------------------------------------------------------------------------------
Banking-22.5%
ABN AMRO Holding NV                                  1,265,437   $   36,897,712
Allied Irish Banks PLC                               2,381,600       63,408,721
Banco Bilbao Vizcaya Argentaria, SA                  4,099,559       94,802,715
Barclays PLC                                         8,550,000      107,820,916
BNP Paribas, SA                                      1,996,763      214,583,188
Credit Agricole, SA                                  1,395,000       61,164,484
Credit Suisse Group                                  3,551,261      205,354,870
Fortis                                               1,580,000       64,086,607
HBOS PLC                                             3,440,000       68,022,302
Mitsubishi UFJ Financial Group, Inc.                     8,133      104,653,206
Royal Bank of Scotland Group PLC                     2,400,000       82,579,474
Societe Generale                                       638,060      101,369,699
Standard Chartered PLC                               2,062,566       52,787,058
Sumitomo Mitsui Financial Group, Inc.                   20,162      211,718,352
UBS AG                                               2,303,178      137,676,271
UniCredito Italiano SpA                              9,923,938       82,357,956
                                                                 --------------
                                                                  1,689,283,531
                                                                 --------------
Financial Services-3.9%
Man Group PLC                                        7,116,108       59,680,572
Nomura Holdings, Inc.                                5,073,500       89,320,112
ORIX Corp.                                             526,480      145,463,288
                                                                 --------------
                                                                    294,463,972
                                                                 --------------
Insurance-9.4%
Assurances Generales de France                         471,042       59,247,928
Aviva PLC                                            5,487,668       80,402,914
Fondiaria-Sai SpA                                      599,648       25,486,966
Friends Provident PLC                                8,905,370       32,259,973
ING Groep NV                                         6,806,391      299,116,421
Muenchener Rueckversicherungs-
  Gesellschaft AG                                      656,500      103,600,702
QBE Insurance Group, Ltd.                            3,646,875       66,522,715
Swiss Re                                               477,975       36,535,896
                                                                 --------------
                                                                    703,173,515
                                                                 --------------
Wholesale & International Trade-1.9%
Li & Fung, Ltd.                                     15,436,000       38,086,702
Mitsui & Co., Ltd.                                   8,351,000      106,436,329
                                                                 --------------
                                                                    144,523,031
                                                                 --------------
                                                                  2,831,444,049
                                                                 --------------

===============================================================================
Company                                                 Shares     U.S. $ Value
===============================================================================
Capital Equipment-9.6%
-------------------------------------------------------------------------------
Aerospace & Defense-1.3%
BAE Systems PLC                                      5,900,000   $   43,635,242
European Aeronautic Defence &
  Space Co.                                          1,789,090       51,414,340
                                                                 --------------
                                                                     95,049,582
                                                                 --------------
Automobiles-5.7%
Continental AG                                         979,000      113,330,110
Honda Motor Co., Ltd.                                  967,400       32,511,660
Renault, SA                                          1,181,000      135,273,370
Toyota Motor Corp.                                   2,685,300      146,125,186
                                                                 --------------
                                                                    427,240,326
                                                                 --------------
Industrial Components-0.0%
NGK Insulators, Ltd.                                   224,000        3,154,122
                                                                 --------------
Machinery & Engineering-2.6%
ABB, Ltd.                                            6,442,724       84,884,482
Atlas Copco AB Class A                               2,061,003       54,076,956
MAN AG                                                 167,000       14,105,163
Sumitomo Heavy Industries, Ltd.                      5,132,000       42,952,650
                                                                 --------------
                                                                    196,019,251
                                                                 --------------
                                                                    721,463,281
                                                                 --------------

===============================================================================
Consumer Staples-8.1%
-------------------------------------------------------------------------------
Beverages & Tobacco-4.0%
British American Tobacco PLC                         5,518,539      149,256,741
Japan Tobacco, Inc.                                     21,850       85,051,352
Pernod Ricard, SA                                      163,923       34,096,007
SABMiller PLC                                        1,838,101       34,319,421
                                                                 --------------
                                                                    302,723,521
                                                                 --------------
Food & Household Products-4.1%
Carrefour, SA                                          694,413       43,824,100
Essilor International, SA                              418,721       42,856,111
Groupe Danone                                          211,211       29,621,179
J Sainsbury PLC                                      9,565,300       67,206,957
L'Oreal, SA                                            176,833       17,938,916
Nestle, SA                                             303,144      105,629,872
                                                                 --------------
                                                                    307,077,135
                                                                 --------------
                                                                    609,800,656
                                                                 --------------

===============================================================================
Energy-7.7%
-------------------------------------------------------------------------------
Energy Sources-7.7%
BG Group PLC                                         2,171,723       26,389,524
BP PLC                                               3,089,200       33,772,227
Canadian Natural Resources, Ltd.                        67,300        3,067,110
ENI SpA                                              6,440,249      191,361,370
Nexen, Inc.                                            860,000       45,971,818
Nippon Mining Holdings, Inc.                         3,496,000       24,776,026


                 Schedule of Investments--Tax-Managed International Portfolio  1

===============================================================================
Company                                                 Shares     U.S. $ Value
===============================================================================
Norsk Hydro ASA                                      1,335,737   $   29,931,577
Repsol YPF, SA                                       2,693,400       80,066,098
Royal Dutch Shell PLC                                  387,899       13,195,793
Royal Dutch Shell PLC Class A                        1,230,000       40,621,316
Total, SA                                            1,361,000       89,268,340
                                                                 --------------
                                                                    578,421,199
                                                                 --------------

===============================================================================
Technology/Electronics-7.4%
-------------------------------------------------------------------------------
Data Processing-4.1%
Canon, Inc.                                          1,667,800       87,158,194
Capgemini, SA                                        2,503,658      132,507,077
SAP AG                                                 449,025       88,905,464
                                                                 --------------
                                                                    308,570,735
                                                                 --------------
Electrical & Electronics-1.1%
Koninklijke Philips Electronics NV                     885,000       30,976,102
NEC Corp.                                            3,263,000       17,877,778
Nokia Oyj                                              987,700       19,456,517
Toshiba Corp.                                        2,780,000       18,038,792
                                                                 --------------
                                                                     86,349,189
                                                                 --------------
Electronic Components & Instruments-2.2%
Flextronics International, Ltd.(a)                   1,647,800       20,828,192
Hoya Corp.                                           1,870,500       70,544,741
Kyocera Corp.                                          212,000       18,142,203
Sharp Corp.                                          3,208,000       55,052,745
                                                                 --------------
                                                                    164,567,881
                                                                 --------------
                                                                    559,487,805
                                                                 --------------

===============================================================================
Industrial Commodities-7.4%
-------------------------------------------------------------------------------
Chemicals-1.2%
Bayer AG                                               880,839       44,865,814
Mitsui Chemicals, Inc.                               5,848,000       42,120,192
                                                                 --------------
                                                                     86,986,006
                                                                 --------------
Forest & Paper-0.5%
Svenska Cellulosa AB Series B                          867,000       39,783,190
                                                                 --------------
Metal-Nonferrous-3.0%
BHP Billiton PLC                                     3,414,021       58,827,460
Teck Cominco, Ltd. Class B                             485,000       30,373,518
Xstrata PLC                                          3,273,748      135,155,227
                                                                 --------------
                                                                    224,356,205
                                                                 --------------
Metal-Steel-2.1%
JFE Holdings, Inc.                                   2,447,900       96,016,976
Kobe Steel, Ltd.                                     7,500,000       23,569,218
Mittal Steel Co. NV                                  1,097,007       38,309,806
                                                                 --------------
                                                                    157,896,000
                                                                 --------------
Miscellaneous Materials-0.6%
Nitto Denko Corp.                                      819,800       48,565,098
                                                                 --------------
                                                                    557,586,499
                                                                 --------------

===============================================================================
Company                                                 Shares     U.S. $ Value
===============================================================================
Medical-5.8%
-------------------------------------------------------------------------------
Health & Personal Care-5.8%
Alcon, Inc.                                            161,600   $   18,503,200
AstraZeneca PLC                                      1,491,307       93,144,708
GlaxoSmithKline PLC                                    958,900       25,501,875
Nobel Biocare Holding AG                               134,190       32,995,932
Novartis AG                                          1,334,838       77,878,717
Roche Holding AG                                       727,316      125,656,237
Sanofi-Aventis                                         706,698       62,828,607
                                                                 --------------
                                                                    436,509,276
                                                                 --------------

===============================================================================
Construction & Housing-4.1%
-------------------------------------------------------------------------------
Building Materials-1.5%
Buzzi Unicem SpA                                     1,087,991       25,735,846
CRH PLC                                              2,563,906       86,842,086
                                                                 --------------
                                                                    112,577,932
                                                                 --------------
Construction & Housing-2.4%
Daiwa House Industry Co., Ltd.                         142,000        2,456,664
George Wimpey PLC                                    3,620,000       35,138,152
Leopalace21 Corp.                                      784,400       28,652,365
Persimmon PLC                                        1,433,000       35,868,753
Vinci, SA                                              738,032       82,049,374
                                                                 --------------
                                                                    184,165,308
                                                                 --------------
Real Estate-0.2%
Sino Land Co., Ltd.                                  8,336,224       14,763,538
                                                                 --------------
                                                                    311,506,778
                                                                 --------------

===============================================================================
Utilities-2.6%
-------------------------------------------------------------------------------
Electric & Gas Utility-2.6%
E.ON AG                                                673,800       79,905,390
Endesa, SA                                           1,211,000       51,539,170
RWE AG                                                 659,000       60,705,297
                                                                 --------------
                                                                    192,149,857
                                                                 --------------

===============================================================================
Consumer Cyclicals-2.4%
-------------------------------------------------------------------------------
Appliances & Household Durables-0.1%
Sony Corp.                                             156,500        6,320,417
                                                                 --------------
Broadcasting & Publishing-0.5%
Societe Television Francaise 1                       1,077,735       34,449,666
                                                                 --------------
Leisure & Tourism-0.7%
Whitbread PLC                                        2,244,000       54,368,674
                                                                 --------------
Merchandising-1.1%
Esprit Holdings, Ltd.                                3,893,000       35,276,626
Marks & Spencer Group PLC                            3,975,301       47,825,635
                                                                 --------------
                                                                     83,102,261
                                                                 --------------
                                                                    178,241,018
                                                                 --------------


2  Sanford C. Bernstein Fund, Inc.--2006 Annual Report

===============================================================================
Company                                                 Shares     U.S. $ Value
===============================================================================
Telecommunications-1.7%
-------------------------------------------------------------------------------
Telecommunications-1.7%
Nippon Telegraph & Telephone Corp.                       7,000   $   34,221,512
Singapore Telecommunications, Ltd.                   6,460,010        9,903,605
Vodafone Group PLC                                  37,714,600       86,147,279
                                                                 --------------
                                                                    130,272,396
                                                                 --------------

===============================================================================
Transportation-1.5%
-------------------------------------------------------------------------------
Transportation-Airlines-0.6%
Deutsche Lufthansa AG                                2,125,000       44,922,253
                                                                 --------------
Transportation-Shipping-0.9%
Mitsui OSK Lines, Ltd.                               8,751,000       64,801,659
                                                                 --------------
                                                                    109,723,912
                                                                 --------------
Total Common Stocks
(cost $5,502,396,348)                                             7,216,606,726
                                                                 --------------

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
SHORT-TERM INVESTMENT-0.4%
-------------------------------------------------------------------------------
Repurchase Agreement-0.4%
  State Street Bank & Trust                     $       29,555   $   29,555,000
  Co., 4.25%, dated 9/29/06,                                     --------------
  due 10/02/06 in the amount
  of $29,565,467 (collateralized
  by $23,670,000  U.S. Treasury
  Bond, 7.25%, due 8/15/22,
  value $30,148,692)
  (amortized cost $29,555,000)

Total Investments--96.4%
(cost $5,531,951,348)(b)                                          7,246,161,726

Other assets less liabilities--3.6%                                 273,061,333
                                                                 --------------
Net Assets--100%                                                 $7,519,223,059
                                                                 --------------

===============================================================================
FINANCIAL FUTURES CONTRACTS PURCHASED
-------------------------------------------------------------------------------

                Number of    Expiration      Original          Value at          Unrealized
    Type        Contracts       Month          Value      September 30, 2006    Appreciation
--------------------------------------------------------------------------------------------
Euro STOXX 50      400      December 2006   $18,995,399      $19,847,398          $851,999

--------------------------------------------------------------------------------

(a)   Non-income producing security.

(b) At September 30, 2006, the cost basis for tax purposes was $5,577,727,561. Gross unrealized appreciation of investments was $1,694,314,859 and gross unrealized depreciation of investments was $25,880,694, resulting in net unrealized appreciation of $1,668,434,165 (excluding foreign currency transactions and futures contracts).

See notes to financial statements.


                 Schedule of Investments--Tax-Managed International Portfolio  3

--------------------------------------------------------------------------------
                         Sanford C. Bernstein Fund, Inc.
                             Schedule of Investments
                             International Portfolio
                               September 30, 2006
--------------------------------------------------------------------------------

Company                                                 Shares     U.S. $ Value
===============================================================================
COMMON STOCKS-96.0%
===============================================================================
Financial-36.7%
-------------------------------------------------------------------------------
Banking-21.6%
ABN AMRO Holding NV                                    595,808   $   17,372,617
Banco Bilbao Vizcaya Argentaria, SA*                 1,768,529       40,897,411
Barclays PLC                                         2,909,000       36,684,333
BNP Paribas, SA*                                       979,216      105,231,963
Credit Agricole, SA*                                   540,000       23,676,575
Credit Suisse Group*                                 1,663,318       96,182,864
Fortis*                                                754,000       30,583,225
HBOS PLC                                             1,831,090       36,207,836
Mitsubishi UFJ Financial Group, Inc.                     3,847       49,502,138
Royal Bank of Scotland Group PLC                     1,335,900       45,965,800
Societe Generale*                                      283,100       44,976,588
Standard Chartered PLC                                 620,664       15,884,595
Sumitomo Mitsui Financial Group, Inc.*                   9,277       97,416,484
UBS AG                                               1,038,068       62,052,230
UniCredito Italiano SpA*                             5,160,977       42,830,529
                                                                 --------------
                                                                    745,465,188
                                                                 --------------
Financial Services-4.0%
Man Group PLC                                        3,343,356       28,039,681
Nomura Holdings, Inc.*                               1,730,200       30,460,561
ORIX Corp.*                                            282,030       77,923,209
                                                                 --------------
                                                                    136,423,451
                                                                 --------------
Insurance-9.2%
Allianz AG                                              53,000        9,152,034
Assurances Generales de France*                         78,400        9,861,196
Aviva PLC                                            2,588,229       37,921,600
Fondiaria-Sai SpA*                                     278,300       11,753,378
Friends Provident PLC                                3,980,000       14,417,671
ING Groep NV                                         3,028,198      133,078,418
Muenchener Rueckversicherungs-
  Gesellschaft AG*                                     345,300       54,490,971
QBE Insurance Group, Ltd.*                           1,644,245       29,992,704
Swiss Re                                               217,810       16,649,162
                                                                 --------------
                                                                    317,317,134
                                                                 --------------
Wholesale & International Trade-1.9%
Li & Fung, Ltd.                                      7,302,000       18,016,915
Mitsui & Co., Ltd.*                                  3,824,000       48,738,178
                                                                 --------------
                                                                     66,755,093
                                                                 --------------
                                                                  1,265,960,866
                                                                 --------------

===============================================================================
Company                                                 Shares     U.S. $ Value
===============================================================================
Capital Equipment-9.2%
-------------------------------------------------------------------------------
Aerospace & Defense-1.3%
BAE Systems PLC                                      2,625,000   $   19,413,985
European Aeronautic Defence &
  Space Co.*                                           934,740       26,862,282
                                                                 --------------
                                                                     46,276,267
                                                                 --------------
Automobiles-6.0%
Continental AG                                         460,700       53,331,136
Honda Motor Co., Ltd.*                                 422,000       14,182,262
Renault, SA*                                           544,800       62,402,144
Toyota Motor Corp.*                                  1,404,200       76,411,941
                                                                 --------------
                                                                    206,327,483
                                                                 --------------
Industrial Components-0.1%
NGK Insulators, Ltd.                                   120,000        1,689,708
                                                                 --------------
Machinery & Engineering-1.8%
ABB, Ltd.                                            2,876,248       37,895,279
MAN AG*                                                 71,700        6,055,929
Sumitomo Heavy Industries, Ltd.                      2,291,000       19,174,692
                                                                 --------------
                                                                     63,125,900
                                                                 --------------
                                                                    317,419,358
                                                                 --------------

===============================================================================
Industrial Commodities-8.3%
-------------------------------------------------------------------------------
Chemicals-1.5%
Air Liquide, SA                                         40,687        8,299,475
Bayer AG*                                              607,241       30,930,013
Mitsui Chemicals, Inc.*                              1,806,000       13,007,706
                                                                 --------------
                                                                     52,237,194
                                                                 --------------
Forest & Paper-0.5%
Svenska Cellulosa AB Series B*                         403,100       18,496,660
                                                                 --------------
Metal-Nonferrous-3.2%
Rio Tinto PLC                                          635,782       30,086,875
Sumitomo Metal Mining Co., Ltd.*                       520,000        6,828,419
Teck Cominco, Ltd. Class B                             230,000       14,403,936
Xstrata PLC*                                         1,467,055       60,566,712
                                                                 --------------
                                                                    111,885,942
                                                                 --------------
Metal-Steel-2.4%
JFE Holdings, Inc.*                                  1,101,600       43,209,404
Kobe Steel, Ltd.*                                    4,130,000       12,978,783
Mittal Steel Co. NV                                    731,614       25,524,300
                                                                 --------------
                                                                     81,712,487
                                                                 --------------
Miscellaneous Materials-0.7%
Nitto Denko Corp.*                                     393,200       23,293,238
                                                                 --------------
                                                                    287,625,521
                                                                 --------------

===============================================================================
Energy-7.8%
-------------------------------------------------------------------------------
Energy Sources-7.8%
BG Group PLC                                         1,293,367       15,716,249
BP PLC                                               1,440,300       15,745,869
Canadian Natural Resources, Ltd.                        35,400        1,613,309


4  Sanford C. Bernstein Fund, Inc.--2006 Annual Report

===============================================================================
Company                                                 Shares     U.S. $ Value
===============================================================================
ENI SpA*                                             3,076,977   $   91,427,293
Nexen, Inc.                                            295,000       15,769,403
Nippon Mining Holdings, Inc.*                        1,680,000       11,906,099
Norsk Hydro ASA*                                       601,421       13,476,814
Repsol YPF, SA*                                      1,226,700       36,465,836
Royal Dutch Shell PLC                                  728,096       24,768,830
Total, SA*                                             631,600       41,426,806
                                                                 --------------
                                                                    268,316,508
                                                                 --------------

===============================================================================
Medical-7.3%
-------------------------------------------------------------------------------
Health & Personal Care-7.3%
Alcon, Inc.                                            136,100       15,583,450
AstraZeneca PLC                                        897,662       56,066,568
GlaxoSmithKline PLC                                    445,200       11,840,061
Nobel Biocare Holding AG                                58,117       14,290,369
Novartis AG                                            605,026       35,299,151
Roche Holding AG                                       334,485       57,787,986
Sanofi-Aventis*                                        498,848       44,349,814
Takeda Pharmaceutical Co., Ltd.*                       254,300       15,889,728
                                                                 --------------
                                                                    251,107,127
                                                                 --------------

===============================================================================
Technology/Electronics-7.2%
-------------------------------------------------------------------------------
Data Processing-3.7%
Canon, Inc.*                                           756,299       39,523,717
Capgemini, SA*                                         991,330       52,466,527
SAP AG*                                                176,264       34,899,689
                                                                 --------------
                                                                    126,889,933
                                                                 --------------
Electrical & Electronics-1.6%
Koninklijke Philips Electronics NV                     465,000       16,275,579
NEC Corp.*                                           1,437,000        7,873,235
Nokia Oyj*                                             925,100       18,223,372
Toshiba Corp.*                                       1,919,000       12,451,957
                                                                 --------------
                                                                     54,824,143
                                                                 --------------
Electronic Components & Instruments-1.9%
Flextronics International, Ltd.(a)                     820,800       10,374,912
Hoya Corp.*                                            812,600       30,646,702
Sharp Corp.*                                         1,525,000       26,170,647
                                                                 --------------
                                                                     67,192,261
                                                                 --------------
                                                                    248,906,337
                                                                 --------------

===============================================================================
Consumer Staples-7.1%
-------------------------------------------------------------------------------
Beverages & Tobacco-3.3%
British American Tobacco PLC                         1,631,498       44,126,185
Japan Tobacco, Inc.*                                    10,455       40,696,196
Pernod Ricard, SA*                                      75,826       15,771,819
SABMiller PLC                                          673,558       12,576,088
                                                                 --------------
                                                                    113,170,288
                                                                 --------------

===============================================================================
Company                                                 Shares     U.S. $ Value
===============================================================================
Food & Household Products-3.8%
Carrefour, SA*                                         180,126   $   11,367,673
Essilor International, SA*                             162,171       16,598,208
Groupe Danone*                                         112,097       15,720,987
J Sainsbury PLC*                                     4,390,000       30,844,672
L'Oreal, SA*                                            96,877        9,827,738
Nestle, SA                                             139,684       48,672,588
                                                                 --------------
                                                                    133,031,866
                                                                 --------------
                                                                    246,202,154
                                                                 --------------

===============================================================================
Construction & Housing-3.8%
-------------------------------------------------------------------------------
Building Materials-1.3%
Buzzi Unicem SpA*                                      563,800       13,336,388
CRH PLC                                                932,909       31,598,570
                                                                 --------------
                                                                     44,934,958
                                                                 --------------
Construction & Housing-2.4%
Daiwa House Industry Co., Ltd.                          64,000        1,107,229
George Wimpey PLC                                    1,663,800       16,149,961
Leopalace21 Corp.*                                     337,500       12,328,115
Persimmon PLC                                          660,000       16,520,151
Vinci, SA*                                             327,065       36,360,860
                                                                 --------------
                                                                     82,466,316
                                                                 --------------
Real Estate-0.1%
Sino Land Co., Ltd.*                                 2,514,808        4,453,751
                                                                 --------------
                                                                    131,855,025
                                                                 --------------

===============================================================================
Consumer Cyclicals-2.9%
-------------------------------------------------------------------------------
Appliances & Household Durables-0.1%
Sony Corp.*                                            104,800        4,232,458
                                                                 --------------
Broadcasting & Publishing-0.8%
Societe Television Francaise 1*                        915,295       29,257,292
                                                                 --------------
Business & Public Services-0.2%
WorleyParsons, Ltd.*                                   503,358        6,308,923
                                                                 --------------
Leisure & Tourism-0.6%
Whitbread PLC                                          836,876       20,276,220
                                                                 --------------
Merchandising-1.2%
Esprit Holdings, Ltd.                                2,020,500       18,308,868
Marks & Spencer Group PLC                            1,954,591       23,515,089
                                                                 --------------
                                                                     41,823,957
                                                                 --------------
                                                                    101,898,850
                                                                 --------------

===============================================================================
Utilities-2.6%
-------------------------------------------------------------------------------
Electric & Gas Utility-2.6%
E.ON AG*                                               315,800       37,450,464
Endesa, SA                                             375,400       15,976,717
International Power PLC                              1,383,694        8,104,051
RWE AG                                                 289,000       26,621,898
                                                                 --------------
                                                                     88,153,130
                                                                 --------------


                             Schedule of Investments--International Portfolio  5

===============================================================================
Company                       Shares or Principal Amount (000)     U.S. $ Value
===============================================================================
Telecommunications-1.6%
-------------------------------------------------------------------------------
Telecommunications-1.6%
Nippon Telegraph & Telephone Corp.                       3,364   $   16,445,881
Vodafone Group PLC                                  17,516,625       40,011,284
                                                                 --------------
                                                                     56,457,165
                                                                 --------------

===============================================================================
Transportation-1.5%
-------------------------------------------------------------------------------
Transportation-Airlines-0.7%
Air France-KLM                                          63,400        1,907,721
Deutsche Lufthansa AG*                                 980,000       20,717,086
                                                                 --------------
                                                                     22,624,807
                                                                 --------------
Transportation-Shipping-0.8%
Mitsui OSK Lines, Ltd.*                              3,964,000       29,353,648
                                                                 --------------
                                                                     51,978,455
                                                                 --------------
Total Common Stocks
(cost $2,643,750,995)                                             3,315,880,496
                                                                 --------------

===============================================================================
SHORT-TERM INVESTMENT-1.5%
-------------------------------------------------------------------------------
Repurchase Agreement-1.5%
State Street Bank & Trust Co.,                  $       51,034       51,034,000
4.25%, dated 9/29/06, due 10/02/06                               --------------
in the amount of $51,052,075
(collateralized by $37,035,000 U.S.
Treasury Bond, 8.75%, due 8/15/20,
value $52,060,100)
(amortized cost $51,034,000)
Total Investments Before Security
Lending Collateral-97.5%
(cost $2,694,784,995)                                             3,366,914,496
                                                                 --------------

===============================================================================
INVESTMENT OF CASH COLLATERAL
FOR SECURITIES LOANED-25.0%
-------------------------------------------------------------------------------
Repurchase Agreements-21.0%
ABN Amro Bank, 5.23%, dated                            145,000      145,000,000
9/29/06, due 10/02/06 in the
amount of $145,063,196
(collateralized by $143,595,000
U.S. Treasury Note, 6.50%, due
10/15/06, value $147,898,681)

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
-------------------------------------------------------------------------------
Deutsche Bank, 5.24%, dated                     $      145,000   $  145,000,000
9/29/06, due 10/02/06 in the
amount of $145,063,317 (collateralized
by $144,823,000 U.S.
Treasury Note, 0.875%, due
4/15/10, value $147,895,081)

Greenwich Funding, 5.23%,                              145,000      145,000,000
dated 9/29/06, due 10/02/06 in
the amount of $145,063,196 (collateralized by $134,663,000 U.S.
Treasury Note, due 11/15/12,
value $147,796,759)

Morgan Stanley, 5.23%, dated                           145,000      145,000,000
9/29/06, due 10/02/06 in the
amount of $145,063,196 (collateralized
by $114,960,000 U.S.
Treasury Note, 3.875%,due
1/15/09, value $147,773,080)

The Bear Stearns Cos., Inc.,                           145,000      145,000,000
5.24%, dated 9/29/06, due
10/02/06 in the amount of
$145,063,317 (collateralized by
$103,115,000 U.S. Treasury Note,
due 4/15/32, value $148,087,180)                                 --------------

Total Repurchase Agreements
(cost $725,000,000)                                                 725,000,000
                                                                 --------------
Time Deposit-4.0%
Royal Bank of Canada
  5.40%, 10/02/06                                     140,000       139,755,000
                                                                 --------------
Total Time Deposit
(cost $139,755,000)                                                 139,755,000
                                                                 --------------
Total Investment of Cash Collateral
for Securities Loaned
(cost $864,755,000)                                                 864,755,000
                                                                 --------------
Total Investments--122.5%
(cost $3,559,539,995)(b)                                          4,231,669,496

Other assets less liabilities--(22.5)%                             (778,464,736)
                                                                 --------------
Net Assets--100%                                                 $3,453,204,760
                                                                 --------------


6  Sanford C. Bernstein Fund, Inc.--2006 Annual Report

===============================================================================
FINANCIAL FUTURES CONTRACTS PURCHASED
-------------------------------------------------------------------------------

                                                                                 Unrealized
                Number of    Expiration      Original          Value at         Appreciation
    Type        Contracts       Month          Value      September 30, 2006   (Depreciation)
---------------------------------------------------------------------------------------------
Euro STOXX 50      92       December 2006   $4,368,942       $4,564,902          $  195,960
Topix Index        30       December 2006    4,132,063        4,101,587             (30,476)
                                                                               --------------
                                                                                 $  165,484
                                                                               --------------

--------------------------------------------------------------------------------

*     Represents entire or partial securities out on loan.

(a)   Non-income producing security.

(b) At September 30, 2006, the cost basis for tax purposes was $3,583,132,437. Gross unrealized appreciation of investments was $679,961,028 and gross unrealized depreciation of investments was $31,423,969, resulting in net unrealized appreciation of $648,537,059 (excluding foreign currency transactions and futures contracts).

See notes to financial statements.


                             Schedule of Investments--International Portfolio  7

--------------------------------------------------------------------------------
                         Sanford C. Bernstein Fund, Inc.
                             Schedule of Investments
                           Emerging Markets Portfolio
                               September 30, 2006
--------------------------------------------------------------------------------

Company                                                 Shares     U.S. $ Value
===============================================================================
COMMON & PREFERRED STOCKS-97.2%
===============================================================================
Financial-21.0%
-------------------------------------------------------------------------------
Capital Markets-0.6%
Korea Investment Holding Co., Ltd.                     206,860   $    8,943,990
Yuanta Core Pacific Securities Co.                   5,114,000        3,408,774
                                                                 --------------
                                                                     12,352,764
                                                                 --------------
Commercial Banks-18.1%
ABSA Group, Ltd.                                     1,383,814       17,649,552
Akbank T.A.S                                         1,412,819        7,201,490
Andhra Bank                                          2,222,000        4,607,411
Banco Comercial Portugues, SA                                1                3
Banco do Brasil, SA                                    349,000        7,624,293
Banco Santander Chile, SA (ADR)                        147,800        6,687,950
Bank Hapoalim, Ltd.                                  7,943,400       37,450,529
Bank Leumi Le-Israel                                 7,864,200       30,786,412
Bank of Ayudhya Public Co., Ltd.
  (Foreign)                                         31,746,100       14,525,900
Canara Bank, Ltd.                                    4,031,000       24,861,264
Chang Hwa Commercial Bank(a)                         1,146,000          690,784
China Construction Bank Class H                     59,705,000       25,809,506
China Merchants Bank Co., Ltd.
  Class H(a)                                         2,826,500        3,983,618
Chinatrust Financial Holding
  Co., Ltd.                                          9,051,160        6,741,446
Industrial Bank of Korea                             1,251,000       21,404,984
Industrial Development Bank of
  India, Ltd.                                          105,700          191,471
Itausa-Investimentos Itau, SA
  (PFD)                                              5,900,499       24,288,031
Kookmin Bank                                           433,720       33,967,218
Oriental Bank of Commerce                              765,000        4,536,366
PT Bank Central Asia Tbk                            15,657,000        8,171,089
PT Bank Mandiri                                     30,007,000        7,547,387
PT Bank Rakyat Indonesia                            11,100,200        5,882,639
Punjab National Bank, Ltd.                           1,004,907       11,507,988
Shinhan Financial                                      414,000       18,616,023
Siam City Bank Public Co., Ltd.
  (Foreign)                                          1,670,900          886,682
Standard Bank Group, Ltd.                            1,375,600       13,712,725
State Bank of India, Ltd. (GDR)                         85,773        4,757,203
Turkiye Garanti Bankasi A.S                          2,600,601        7,672,379
Turkiye Is Bankasi                                   1,620,551        8,582,631
Turkiye Vakiflar Bankasi T.A.O                       1,118,500        4,917,729
Unibanco-Uniao de Bancos
  Brasileiros, SA (ADR)                                320,300       23,702,200
                                                                 --------------
                                                                    388,964,903
                                                                 --------------

===============================================================================
Company                                                 Shares     U.S. $ Value
===============================================================================
Diversified Financial Services-0.4%
FirstRand, Ltd.                                      3,827,184   $    8,679,991
                                                                 --------------
Insurance-1.8%
Cathay Financial Holding Co., Ltd.                   6,635,053       13,298,200
Dongbu Insurance Co., Ltd.                             110,000        2,602,146
LIG Non-Life Insurance Co., Ltd.                       175,000        2,502,193
Sanlam, Ltd.                                         9,671,457       21,204,429
                                                                 --------------
                                                                     39,606,968
                                                                 --------------
Thrifts & Mortgage Finance-0.1%
Housing Development Finance
  Corp., Ltd.                                           58,564        1,951,982
                                                                 --------------
                                                                    451,556,608
                                                                 --------------

===============================================================================
Energy-16.9%
-------------------------------------------------------------------------------
Energy Equipment & Services-0.3%
Tenaris, SA                                                  6              106
Tenaris, SA (ADR)                                      143,310        5,070,308
                                                                 --------------
                                                                      5,070,414
                                                                 --------------
Oil, Gas & Consumable Fuels-16.6%
Chennai Petroleum Corp., Ltd.                          993,572        4,464,769
China Petroleum & Chemical Corp.
  Class H                                           34,581,000       21,346,406
China Shenhua Energy Co., Ltd.
  Class H                                            5,484,500        8,822,550
LUKOIL (ADR)                                           508,503       38,450,067
MOL Magyar Olaj-es Gazipari Rt                         328,747       30,047,191
OAO Gazprom (ADR)                                    1,312,360       56,857,532
Oil & Natural Gas Corp., Ltd.                          391,092        9,945,562
PetroChina Co., Ltd.                                48,778,000       52,444,673
Petroleo Brasileiro, SA (ADR)                           22,900        1,713,836
Petroleo Brasileiro, SA (PFD)                        3,448,800       64,382,464
PTT Public Co., Ltd. (Foreign)                       2,490,300       14,319,308
Rayong Refinery PCL (Foreign)(a)                     5,000,000        2,542,260
S-Oil Corp.                                            228,070       15,234,675
Sasol                                                  403,135       13,250,394
Thai Oil Public Co., Ltd. (Foreign)                  5,695,400        9,096,872
Tupras-Turkiye Petrol Rafinerileri A.S                 757,550       11,578,068
Yanzhou Coal Mining Co., Ltd.                        4,971,200        3,398,425
                                                                 --------------
                                                                    357,895,052
                                                                 --------------
                                                                    362,965,466
                                                                 --------------

===============================================================================
Information Technology-15.9%
-------------------------------------------------------------------------------
Computers & Peripherals-3.2%
CMC Magnetics Corp.(a)                              36,100,000       10,507,903
Compal Electronics, Inc.                            12,786,014       11,306,537
Foxconn Technology Co., Ltd.                           995,240        8,959,544
Gigabyte Technology Co., Ltd.                        4,045,898        3,231,896
High Tech Computer Corp.                               404,400       10,690,471
Lite-On Technology Corp.                             5,664,180        6,995,954
Mitac International Corp.                            7,902,205        8,321,571


8  Sanford C. Bernstein Fund, Inc.--2006 Annual Report

===============================================================================
Company                                                 Shares     U.S. $ Value
===============================================================================
Quanta Computer, Inc.                                3,746,657   $    5,363,793
Ritek Corp.(a)                                      12,760,000        3,043,512
                                                                 --------------
                                                                     68,421,181
                                                                 --------------
Electronic Equipment & Instruments-3.3%
AU Optronics Corp.                                   9,962,930       14,090,391
AU Optronics Corp. (ADR)                             1,267,827       18,066,535
Chunghwa Picture Tubes, Ltd.(a)                     10,398,000        2,134,693
DataTec, Ltd.                                        1,265,000        5,110,937
Hon Hai Precision Industry Co., Ltd.                 2,461,552       14,981,928
LG. Philips LCD Co., Ltd.(a)                           390,540       12,955,902
Wintek Corp.                                         3,893,535        3,518,580
                                                                 --------------
                                                                     70,858,966
                                                                 --------------
IT Services-0.4%
Infosys Technologies, Ltd.                             153,635        6,188,816
Infosys Technologies, Ltd. (ADR)                        48,900        2,333,997
                                                                 --------------
                                                                      8,522,813
                                                                 --------------
Semiconductors & Semiconductor Equipment-9.0%
Advanced Semiconductor
  Engineering, Inc.(a)                              11,386,000       10,589,852
Hynix Semiconductor, Inc.(a)                           132,600        5,219,270
Samsung Electronics Co., Ltd.                          104,043       72,941,240
Samsung Electronics Co., Ltd. (PFD)                     26,300       13,809,961
Siliconware Precision Industries Co.                15,995,233       19,027,210
Taiwan Semiconductor Manufacturing
  Co., Ltd.                                         30,855,299       55,689,387
Taiwan Semiconductor Manufacturing
  Co., Ltd. (ADR)                                        2,735           26,256
United Microelectronics Corp.                       28,917,476       16,182,201
                                                                 --------------
                                                                    193,485,377
                                                                 --------------
                                                                    341,288,337
                                                                 --------------

===============================================================================
Materials-12.8%
-------------------------------------------------------------------------------
Chemicals-1.6%
Braskem, SA (PFD)                                      933,400        5,808,261
Hanwha Chemical Corp.                                1,048,210       11,180,426
Honam Petrochemical Corp.                               34,100        2,123,588
PTT Chemical PCL (Foreign)                           4,884,387        9,816,883
Sinopec Shanghai Petrochemical
  Co., Ltd.                                          9,858,000        4,912,127
Titan Chemicals Corp.                                1,316,100          424,664
                                                                 --------------
                                                                     34,265,949
                                                                 --------------
Construction Materials-1.7%
Asia Cement Corp.                                    3,758,400        2,722,395
Cemex, SA de CV(a)                                  11,087,734       33,462,890
                                                                 --------------
                                                                     36,185,285
                                                                 --------------

===============================================================================
Company                                                 Shares     U.S. $ Value
===============================================================================
Containers & Packaging-0.3%
Consol, Ltd.                                         3,241,680   $    6,483,557
Klabin, SA (PFD)                                       272,000          577,951
                                                                 --------------
                                                                      7,061,508
                                                                 --------------
Metals & Mining-8.5%
Arcelor Brasil, SA                                     472,195        8,339,368
BHP Billiton PLC                                       107,791        1,848,104
China Steel Corp.                                    6,590,704        5,675,204
CIA Vale do Rio Doce (PFD)                             165,368        3,066,568
Companhia Vale do Rio Doce (ADR)                     1,179,600       21,834,396
Compania de Minas Buenaventura,
  SA (ADR)                                              94,300        2,546,100
Gerdau, SA (ADR)                                     2,160,975       29,281,211
Gold Fields, Ltd.                                      523,619        9,264,364
Grupo Mexico, SA de CV                                 808,900        2,533,239
Hyundai Steel Co.                                      314,380       10,951,526
Impala Platinum Holdings, Ltd.                          49,480        8,142,038
Maanshan Iron and Steel Co., Ltd.
  Class H                                           16,210,100        5,693,750
Mechel Steel Group OAO (ADR)                           125,800        2,553,740
Norilsk Nickel (ADR)                                    68,675        8,927,750
Polyus Gold (ADR)(a)                                    78,900        3,463,710
POSCO                                                  114,400       29,782,101
Usinas Siderurgicas de Minas
  Gerais, SA (PFD)                                   1,007,700       30,124,868
                                                                 --------------
                                                                    184,028,037
                                                                 --------------
Paper & Forest Products-0.7%
Aracruz Celulose, SA (ADR)                              75,500        3,757,635
Empresas CMPC, SA                                      116,800        3,361,465
Masisa, SA (ADR)                                       151,100        1,273,773
Suzano Bahia Sul Papel e Celulose,
  SA (PFD)                                             894,200        6,230,571
                                                                 --------------
                                                                     14,623,444
                                                                 --------------
                                                                    276,164,223
                                                                 --------------

===============================================================================
Telecommunication Services-10.1%
-------------------------------------------------------------------------------
Diversified Telecommunication Services-3.5%
China Netcom Group Corp., Ltd.                       9,033,200       16,153,284
China Telecom Corp. Ltd. Class H                    31,600,000       11,438,672
Comstar United Telesystems (GDR)                       243,000        1,640,250
Comstar United Telesystems (GDR)(b)                    373,196        2,519,073
Philippine Long Distance
  Telephone Co.                                        307,500       13,791,369
PT Telekomunikasi Indonesia                         33,239,000       30,242,663
                                                                 --------------
                                                                     75,785,311
                                                                 --------------
Wireless Telecommunication Services-6.6%
America Movil, SA de CV (ADR)                          750,800       29,558,996
Bharti Tele-Ventures, Ltd.(a)                        3,183,954       32,508,522
China Mobile Hong Kong, Ltd.                         5,130,500       36,298,510
Far EasTone Telecommunications
  Co., Ltd.                                          4,620,000        5,003,935
MTN Group, Ltd.                                      1,318,626       10,642,061


                          Schedule of Investments--Emerging Markets Portfolio  9

===============================================================================
Company                                                 Shares     U.S. $ Value
===============================================================================
OAO Vimpel-Communications (ADR)(a)                     174,700   $   10,585,073
Orascom Telecom Holding SAE                            111,610        6,340,834
Orascom Telecom Holding SAE (GDR)(b)                    49,971        2,759,898
SK Telecom Co., Ltd. (ADR)                              91,000        2,150,330
Tim Participacoes, SA (ADR)                            180,300        5,021,355
                                                                 --------------
                                                                    140,869,514
                                                                 --------------
                                                                    216,654,825
                                                                 --------------

===============================================================================
Consumer Discretionary-7.0%
-------------------------------------------------------------------------------
Auto Components-0.8%
Hyundai Mobis                                          170,200       17,461,366
                                                                 --------------
Automobiles-2.6%
Ford Otomotiv Sanayi A.S                               831,216        5,419,695
Hyundai Motor Co., Ltd.                                500,980       42,845,993
Hyundai Motor Co., Ltd. (PFD)                           60,680        3,168,926
Proton Holdings Berhad                                   6,000            7,907
PT Astra International Tbk                           2,046,000        2,757,670
TAN Chong Motor Holdings Berhad                      6,322,700        2,142,998
                                                                 --------------
                                                                     56,343,189
                                                                 --------------
Distributors-0.5%
Li & Fung, Ltd.                                      4,386,000       10,821,992
                                                                 --------------
Household Durables-0.4%
Arcelik A.S                                            582,949        3,617,441
Urbi, Desarrollos Urbanos, SA de CV(a)               1,734,600        4,883,197
                                                                 --------------
                                                                      8,500,638
                                                                 --------------
Leisure Equipment & Products-0.3%
Largan Precision Co., Ltd.                             312,550        6,394,524
                                                                 --------------
Media-0.9%
CTC Media, Inc.(a)                                     146,400        3,264,720
Dogan Yayin Holdings A.S.(a)                                 1                2
Grupo Televisa, SA (ADR)                               410,000        8,716,600
Naspers Ltd.                                           558,630        8,579,748
                                                                 --------------
                                                                     20,561,070
                                                                 --------------
Multiline Retail-0.9%
Lojas Renner, SA                                       108,700        6,299,131
Lotte Shopping Co., Ltd.                                35,780       12,684,843
                                                                 --------------
                                                                     18,983,974
                                                                 --------------
Specialty Retail-0.6%
Edgars Consolidated Stores, Ltd.                       691,100        2,657,207
Foschini, Ltd.                                         253,800        1,495,171
GOME Electrical Appliances
  Holdings, Ltd.                                     7,612,000        6,080,138
JD Group, Ltd.                                         252,678        2,109,653
                                                                 --------------
                                                                     12,342,169
                                                                 --------------
                                                                    151,408,922
                                                                 --------------

===============================================================================
Industrials-5.0%
-------------------------------------------------------------------------------
Construction & Engineering-1.0%
Aveng, Ltd.                                            606,120        2,139,179
Daelim Industrial Co., Ltd.                            141,440        9,615,463

===============================================================================
Company                                                 Shares     U.S. $ Value
===============================================================================
Hyundai Development Co.                                131,100   $    5,852,947
Orascom Construction Industries
  (GDR)(b)                                              30,477        2,656,546
                                                                 --------------
                                                                     20,264,135
                                                                 --------------
Electrical Equipment-0.8%
Bharat Heavy Electricals, Ltd.                         345,064       17,980,705
                                                                 --------------
Industrial Conglomerates-1.7%
Alfa, SA Class A                                     3,198,200       17,480,429
Barloworld, Ltd.                                       279,137        4,636,939
Citic Pacific, Ltd.                                  2,290,000        7,047,725
Murray & Roberts Holdings, Ltd.                      1,945,090        7,977,222
                                                                 --------------
                                                                     37,142,315
                                                                 --------------
Machinery-0.7%
Tata Motors, Ltd.                                      820,466       15,350,569
Tata Motors, Ltd. (ADR)                                 32,700          607,566
                                                                 --------------
                                                                     15,958,135
                                                                 --------------
Marine-0.4%
China COSCO Holdings Co., Ltd.                       3,436,500        1,578,124
Regional Container Lines Public
  Co., Ltd. (Foreign)                                3,427,900        1,952,803
STX Pan Ocean Co., Ltd.                             10,545,000        5,607,364
                                                                 --------------
                                                                      9,138,291
                                                                 --------------
Road & Rail-0.1%
Localiza Rent a Car, SA                                107,100        2,221,501
                                                                 --------------
Transportation Infrastructure-0.3%
All America Latina Logistica, SA                       648,300        5,038,987
Grupo Aeroportuario del Pacifico,
  SA de CV (ADR)                                        13,900          472,600
                                                                 --------------
                                                                      5,511,587
                                                                 --------------
                                                                    108,216,669
                                                                 --------------

===============================================================================
Consumer Staples-4.0%
-------------------------------------------------------------------------------
Beverages-1.0%
Companhia de Bebidas das
  Americas (ADR)                                       247,400       11,227,012
Compania Cervecerias Unidas, SA                         73,400        1,932,622
Compania Cervecerias Unidas, SA                        185,800          979,174
Fomento Economico Mexicano,
  SA de CV (ADR)                                        73,809        7,155,045
                                                                 --------------
                                                                     21,293,853
                                                                 --------------
Food & Staples Retailing-0.6%
Cencosud, SA                                         1,409,903        3,688,776
Companhia Brasileira de Distribuicao
  Grupo Pao de Acucar (ADR)                             86,700        2,255,067
Wal-Mart de Mexico, SA de CV                         2,314,200        7,872,574
                                                                 --------------
                                                                     13,816,417
                                                                 --------------
Food Products-2.4%
Charoen Pokphand Foods PCL
  (Foreign)                                         17,119,600        2,178,403
China Mengniu Dairy Co., Ltd.                       12,621,000       21,162,979


10  Sanford C. Bernstein Fund, Inc.--2006 Annual Report

===============================================================================
Company                                                 Shares     U.S. $ Value
===============================================================================
China Yurun Food Group, Ltd.                         9,974,000   $    8,286,811
Tiger Brands, Ltd.                                   1,043,325       18,952,731
Wimm-Bill-Dann Foods OJSC (ADR)                          2,100           93,492
                                                                 --------------
                                                                     50,674,416
                                                                 --------------
                                                                     85,784,686
                                                                 --------------

===============================================================================
Health Care-2.6%
-------------------------------------------------------------------------------
Health Care Equipment & Supplies-0.0%
Mindray Med International, Ltd.
  (ADR)(a)                                              46,500          776,085
                                                                 --------------
Health Care Providers & Services-0.6%
Network Healthcare Holdings, Ltd.                    8,081,581       12,851,969
                                                                 --------------
Pharmaceuticals-2.0%
Gedeon Richter Rt.                                      19,915        4,117,382
Ranbaxy Laboratories, Ltd.                           2,035,799       19,471,372
Teva Pharmaceutical Industries,
  Ltd. (ADR)                                           556,900       18,984,721
                                                                 --------------
                                                                     42,573,475
                                                                 --------------
                                                                     56,201,529
                                                                 --------------

===============================================================================
Utilities-1.9%
-------------------------------------------------------------------------------
Electric Utilities-0.5%
CPFL Energia, SA (ADR)                                 116,400        4,473,252
Eletropaulo Metropolitan, SA Class B
  (PFD)(a)                                          58,890,100        2,346,883
Enersis, SA (ADR)                                      409,700        5,408,040
                                                                 --------------
                                                                     12,228,175
                                                                 --------------
Independent Power
Producers & Energy Traders-0.4%
Ciompanhia Energetica de
  Sao Paulo(a)                                     504,700,000        4,549,565
Glow Energy PCL (Foreign)                            4,911,700        3,693,745
                                                                 --------------
                                                                      8,243,310
                                                                 --------------
Water Utilities-1.0%
Companhia de Saneamento Basico
  do Estado de Sao Paulo                           150,700,000       18,019,126
Companhia de Saneamento de
  Minas Gerais-Copasa MG                               328,100        3,054,199
                                                                 --------------
                                                                     21,073,325
                                                                 --------------
                                                                     41,544,810
                                                                 --------------
Total Common & Preferred Stocks
(cost $1,516,605,336)                                             2,091,786,075
                                                                 --------------

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
SHORT-TERM INVESTMENT-1.4%
-------------------------------------------------------------------------------
Repurchase Agreement-1.4%
State Street Bank & Trust Co.,                  $   30,194,000   $   30,194,000
4.25%, dated 9/29/06, due                                        --------------
10/02/06 in the amount of
$30,204,694 (collateralized by
$23,135,000 U.S. Treasury Bond,
8.125%, due 8/15/19, value
$30,798,469)
(amortized cost $30,194,000)

Total Investments--98.6%
(cost $1,546,799,336)(c)                                          2,121,980,075

Other assets less liabilities--1.4%                                  30,422,654
                                                                 --------------
Net Assets--100%                                                 $2,152,402,729
                                                                 --------------

-------------------------------------------------------------------------------

(a)   Non-income producing security.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2006, the aggregate market value of these securities amounted to $7,935,517 or 0.4% of net assets.

(c) At September 30, 2006, the cost basis for tax purposes was $1,549,770,116. Gross unrealized appreciation of investments was $620,309,689 and gross unrealized depreciation of investments was $48,099,730, resulting in net unrealized appreciation of $572,209,959.

Glossary of Terms:

      ADR-American Depositary Receipt
      GDR-Global Depositary Receipt
      PFD-Preference Shares

See notes to financial statements.


                         Schedule of Investments--Emerging Markets Portfolio  11

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

                       This page intentionally left blank.

SCB-ST-1946-1006

                         Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------
                               September 30, 2006
--------------------------------------------------------------------------------

                        Schedule of Investments
                        To the Annual Report
                        For the Municipal Bond
                        Portfolios

                        --------------------------------------------------------

                        --------------------------------------------------------

                        --------------------------------------------------------

                        --------------------------------------------------------

                        --------------------------------------------------------


                        Short Duration Diversified Municipal
                        --------------------------------------------------------
                        Short Duration California Municipal
                        --------------------------------------------------------
                        Short Duration New York Municipal
                        --------------------------------------------------------
                        Diversified Municipal
                        --------------------------------------------------------
                        California Municipal
                        --------------------------------------------------------
                        New York Municipal

--------------------------------------------------------------------------------

                         Sanford C. Bernstein Fund, Inc.
             Report of Independent Registered Public Accounting Firm

--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Sanford C. Bernstein Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities included in the accompanying Annual Report, including the schedules of investments contained herein, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Short Duration Diversified Municipal Portfolio, Short Duration California Municipal Portfolio, Short Duration New York Municipal Portfolio, Diversified Municipal Portfolio, California Municipal Portfolio, and New York Municipal Portfolio (six of the twelve portfolios constituting Sanford
C. Bernstein Fund, Inc., hereafter referred to as the "Fund") at September 30, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, except for the financial highlights of the Intermediate Municipal Retail Classes of the Intermediate Municipal Portfolios, which are presented in a separate financial report, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 28, 2006

--------------------------------------------------------------------------------
                         Sanford C. Bernstein Fund, Inc.
                             Schedule of Investments
                 Short Duration Diversified Municipal Portfolio
                               September 30, 2006
--------------------------------------------------------------------------------

                                        Principal Amount (000)     U.S. $ Value
===============================================================================
MUNICIPAL BONDS-82.4%
-------------------------------------------------------------------------------
Alabama-0.7%
Alabama State Fed Hwy Fin Auth
  Grant Anticipation Ser A MBIA
  5.00%, 3/01/10                                $        1,400   $    1,462,748
                                                                 --------------
Arizona-0.1%
Dove Mountain Resort CFD Assmt Lien
  6.00%, 12/01/06                                          170          170,022
                                                                 --------------
California-2.9%
California Econ Rec Bds
  Ser A
  5.00%, 7/01/09                                         2,745        2,853,784
California State GO
  5.00%, 3/01/08-2/01/10                                 2,960        3,041,933
Murrieta CFD Spl Tax
  No. 2003-1-Murrieta Springs
  3.20%, 9/01/08                                           100           98,903
                                                                 --------------
                                                                      5,994,620
                                                                 --------------
Colorado-3.2%
Colorado Hsg & Fin Auth Single-Family
  Ser A-2 AMT
  7.25%, 5/01/27                                           425          431,762
Colorado State Dept of Transp Rev
  ANS Ser A MBIA
  5.25%, 6/15/09                                         5,950        6,212,336
Todd Creek Farms Met
  Dist No. 1 Wtr Rev Ref & Impt
  4.75%, 12/01/09                                          105          105,513
                                                                 --------------
                                                                      6,749,611
                                                                 --------------
Connecticut-0.1%
Connecticut State Hlth & Ed Facs Auth Rev
  Hosp for Spl Care Ser B
  5.125%, 7/01/07                                          190          191,119
                                                                 --------------
Delaware-0.7%
Bridgeville
  Heritage Shores Spl Dev Dist Ser B
  5.125%, 7/01/35                                        1,400        1,404,214
                                                                 --------------
District of Columbia-0.4%
District of Columbia Hsg Fin Agy Mtg Rev
  Single-Family Ser A AMT
  6.85%, 6/01/31                                           710          729,461
                                                                 --------------
Florida-14.7%
Bonita Springs Vasari CDD
  Capital Impt Rev Ser B
  6.20%, 5/01/09                                           135          135,116
Broward Cnty
  Ref Ser B
  5.00%, 1/01/10                                         1,000        1,043,980

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
Clearwater Cay CDD
  BANS
  5.375%, 12/01/06                              $        1,290   $    1,290,310
Daytona Beach Wtr & Swr Rev
  Escrowed to Maturity
  6.75%, 11/15/07                                        1,120        1,159,749
Dupree Lakes CDD
  5.00%, 11/01/10                                          165          164,749
Florida Hurricane Catastrophe Rev
  Ser A
  5.00%, 7/01/08                                         6,110        6,254,929
Florida State Brd of Ed Lottery Rev
  Ser A FGIC
  5.50%, 7/01/09                                         4,710        4,951,435
Florida State Dept of Environmental
  Protection
  Florida Forever Ser B MBIA
  5.00%, 7/01/08                                         1,615        1,654,955
  Ser A MBIA
  5.00%, 7/01/08                                         5,035        5,159,566
Florida State Muni Pwr Agy Elec
  Pwr & Light Rev
  Pwr Supply Ser A FSA
  5.00%, 10/01/08                                        1,800        1,849,752
Gateway Svcs CDD
  Spl Assmt Sun City Center
  Fort Meyers Proj Ser B
  5.50%, 5/01/10                                           100          101,128
Hammock Bay CDD
  Spl Assmt Ser B
  5.375%, 5/01/11                                          205          207,563
Harbor Bay CDD Cap Impt Rev
  Ser B
  6.35%, 5/01/10                                           120          121,720
Heritage Harbour South CDD
  Spl Assmt Rev Cap Impt Ser B
  5.40%, 11/01/08                                           25           25,139
Heritage Isles CDD
  Spl Assmt Ser B
  5.00%, 11/01/09                                          340          340,802
Huntington CDD
  Spl Assmt Ser B
  5.00%, 5/01/09                                           505          503,894
JEA Elec Sys Rev
  Ser 3-A XLCA-ICR
  Prerefunded 10/01/07 @ 100
  5.375%, 10/01/32                                       1,185        1,206,816
Meadow Pointe III CDD
  Cap Impt Rev Ser 2004-1
  4.80%, 11/01/09                                          350          347,326
  Cap Impts Rev Ser B
  5.00%, 5/01/09                                           285          284,940
Narcoossee CDD
  Spl Assmt Ser B
  5.75%, 5/01/08                                            20           20,094


      Schedule of Investments--Short Duration Diversified Municipal Portfolio  1

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
Overoaks CDD
  Capital Impt Rev Ser B
  5.125%, 5/01/09                               $          390   $      392,683
Palm Beach Cnty Sch Brd COP
  Ser E AMBAC
  5.00%, 8/01/07                                         1,000        1,011,880
Parkway Center CDD
  Spl Assmt Ref Ser B
  5.625%, 5/01/14                                          245          250,196
Paseo CDD
  Cap Impt Rev Ser B
  4.875%, 5/01/10                                          300          298,098
Reunion East CDD
  Spl Assmt Ser B
  5.90%, 11/01/07                                          100          100,304
Saddlebrook CDD
  Spl Assmt Ser B
  6.25%, 5/01/09                                            10           10,189
Sandy Creek CDD
  Spl Assmt Ser B
  5.00%, 11/01/10                                        1,325        1,326,471
Seven Oaks CDD II
  Spl Assmt Rev Ser B
  5.00%, 5/01/09                                           290          290,954
Stoneybrook CDD
  Cap Impt Rev Ser B
  5.70%, 5/01/08                                            15           15,070
Villasol CDD
  Spl Assmt Rev Ser B
  5.375%, 5/01/08                                          185          185,870
Waterchase CDD
  Cap Impt Rev Ser B
  5.90%, 5/01/08                                            25           25,117
                                                                 --------------
                                                                     30,730,795
                                                                 --------------
Georgia-0.1%
Georgia State Hsg & Fin Auth
  Single-Family Mtg SubSer C3
  4.875%, 12/01/15                                         250          250,803
                                                                 --------------
Guam-0.6%
Guam Wtrwrks Auth Wtr & Wastewtr
  Sys Rev
  5.00%, 7/01/08                                           620          626,752
Guam Wtrwrks Auth COP
  Prerefunded 7/01/10 @ 100
  5.18%, 7/01/15                                           626          651,888
                                                                 --------------
                                                                      1,278,640
                                                                 --------------
Illinois-1.1%
Chicago
  Proj & Ref Ser A FGIC
  Prerefunded 1/01/09 @ 101
  5.375%, 1/01/34                                        1,060        1,111,770
Illinois Fin Auth Student Hsg
  EDL Advancement Fd Inc Ser B
  4.50%, 5/01/07(a)                                        750          752,468
  5.00%, 5/01/08(a)                                        215          218,126

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
Pingree Grove Village Spl Svc Area No. 1
  Cambrdg Lakes Proj Ser 05-1
  5.25%, 3/01/15                                $          293   $      295,772
                                                                 --------------
                                                                      2,378,136
                                                                 --------------
Indiana-3.0%
Indiana Hlth & Ed Facs Fin Auth
  Clarian Hlth Oblig Group Ser B
  5.00%, 2/15/07-2/15/08                                 1,325        1,339,315
Indiana Hth Fac Fin Auth
  Ascension Hlth Subordinated Credit
  Ser A
  5.00%, 5/01/07                                         4,960        4,998,738
                                                                 --------------
                                                                      6,338,053
                                                                 --------------
Kansas-0.7%
Munimae Trust
  Ser 2001-6 Class A
  4.80%, 1/14/26                                         1,355        1,354,729
                                                                 --------------
Maryland-3.6%
Maryland State
  State & Local Facs Loan First Ser
  5.00%, 8/01/08                                         3,725        3,826,096
  State & Local Facs Loan Second Ser
  5.00%, 8/01/08                                         3,500        3,594,990
                                                                 --------------
                                                                      7,421,086
                                                                 --------------
Massachusetts-3.7%
Massachusetts State
  Cons Ln Ser B
  5.00%, 8/01/07                                         1,485        1,502,642
  Ref Ser A
  5.50%, 2/01/10                                         5,000        5,303,000
Massachusetts State Dev Fin Agy
  Res Recov Rev Semass Sys
  Ser B AMT MBIA
  5.25%, 1/01/08                                         1,000        1,019,560
                                                                 --------------
                                                                      7,825,202
                                                                 --------------
Minnesota-2.3%
Minnesota State Hsg Fin Agy
  Residential Hsg Ser L-2
  2.35%, 1/01/31                                         4,875        4,860,960
                                                                 --------------
Missouri-3.9%
Bi State Dev Agy Met Dist Sales Tax Rev
  Metrolink Ser A
  3.95%, 10/01/35                                        8,135        8,192,108
                                                                 --------------
Nevada-0.7%
Clark Cnty Impt Dist
  Summerlin No. 151
  3.75%, 8/01/08                                           500          496,845
Henderson Local Impt Dist
  No. T-16
  4.75%, 3/01/13                                            85           85,767
  No. T-17
  3.60%, 9/01/07                                           225          223,673
  4.00%, 9/01/09                                           640          637,030
                                                                 --------------
                                                                      1,443,315
                                                                 --------------


2  Sanford C. Bernstein Fund, Inc.--2006 Annual Report

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
New Jersey-4.8%
Essex Cnty Impt Auth Rev
  Property & Equipment Program MBIA
  6.50%, 12/01/12                               $        1,210   $    1,211,270
New Jersey Eco Dev Auth
  Cigarette Tax Rev
  5.00%, 6/15/08                                         1,120        1,142,198
  Cigarette Tax Rev FGIC
  5.00%, 6/15/09                                         2,345        2,427,333
  Series 04
  5.00%, 6/15/07                                         1,000        1,008,400
New Jersey State Hwy Auth
  Garden St Parkway Gen Rev
  Ref Ser Parkway
  Prerefunded 1/01/10 @ 101
  5.625%, 1/01/30                                        2,630        2,819,860
New Jersey State Turnpike Auth
  Turnpike Rev Ser A MBIA
  Prerefunded 1/01/10 @ 100
  5.50%, 1/01/30                                         1,370        1,451,474
                                                                 --------------
                                                                     10,060,535
                                                                 --------------
New Mexico-3.8%
New Mexico State Severance Tax
  Ser A MBIA
  5.00%, 7/01/07                                         7,800        7,884,474
                                                                 --------------
New York-4.0%
New York City GO
  Ser F
  5.25%, 8/01/07                                         1,000        1,013,810
  Ser H
  5.00%, 8/01/07                                         4,460        4,512,628
New York City TFA
  Tax Secured Ref Ser B
  5.25%, 2/01/29(b)                                      1,050        1,114,439
Tobacco Settlement Fin Corp.
  Ser C-1
  5.50%, 6/01/10                                            15           15,014
Tobacco Asset-Backed Bds
  Ser A-1
  5.25%, 6/01/12                                         1,800        1,801,692
                                                                 --------------
                                                                      8,457,583
                                                                 --------------
North Carolina-1.2%
North Carolina Eastern Mun Pwr Agy
  Pwr Sys Rev Ser B MBIA
  5.875%, 1/01/21                                        2,460        2,522,656
                                                                 --------------
Pennsylvania-8.3%
Allegheny Cnty Hosp Dev Auth Rev
  West Pennsylvania Hlth Sys Ser B
  9.25%, 11/15/22                                          430          510,978
Delaware Valley Regl Fin Auth
  Ser A AMBAC
  6.84%, 7/01/27(b)                                      3,550        3,577,441

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
Pennsylvania State
  First Ser
  5.00%, 10/01/07(c)                            $        7,930   $    8,044,113
  Second Ser FGIC
  5.00%, 7/01/08                                         4,830        4,952,779
Philadelphia Auth For Industrial Dev
  Leadership Learning Partners
  Charter Sch Ser A
  4.60%, 7/01/15                                           325          325,565
                                                                 --------------
                                                                     17,410,876
                                                                 --------------
Puerto Rico-1.5%
Puerto Rico Commonwealth
  Ref Pub Impt Ser C
  5.00%, 7/01/18                                         3,115        3,175,649
                                                                 --------------
Rhode Island-0.7%
Rhode Island Hsg & Mtg Fin Corp.
  Homeownership Opportunity Notes
  Ser 46-B
  2.25%, 3/15/07                                         1,520        1,506,198
                                                                 --------------
South Carolina-1.7%
Richland Cnty Env Impt Rev
  Int'l Paper Co. Proj Ser A
  4.25%, 10/01/07                                        1,005        1,006,839
South Carolina Transp Infrastructure
  Bank Rev
  Ser A AMBAC
  Prerefunded 10/01/09 @ 101
  5.50%, 10/01/11                                        2,455        2,613,986
                                                                 --------------
                                                                      3,620,825
                                                                 --------------
Tennessee-1.1%
Met Govt Nashville & Davidson Cnty
  Ser C
  5.00%, 2/01/08                                         2,325        2,369,965
                                                                 --------------
Texas-8.8%
City of San Antonio
  Unrefunded Balance
  5.00%, 8/01/08                                         9,245        9,484,353
Dallas Cnty Cmnty College Dist
  Maintenance Tax Notes
  5.00%, 2/15/08                                         1,250        1,274,375
Houston Wtr & Swr Sys Rev
  Ref-Jr Lien Ser A
  5.375%, 12/01/18                                         700          709,037
  Ref-Jr Lien Ser B
  5.50%, 12/01/08                                        5,000        5,198,500
Richardson ISD
  PSF Guaranteed
  4.00%, 2/15/08                                         1,300        1,307,852
Willacy Cnty Loc Govt Corp. Proj
  6.00%, 3/01/09                                           340          346,691
                                                                 --------------
                                                                     18,320,808
                                                                 --------------


      Schedule of Investments--Short Duration Diversified Municipal Portfolio  3

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
Virginia-3.5%
Broad Str CDA
  7.125%, 6/01/15                               $          370   $      406,904
Virginia State Pub Sch Auth
  Sch Ed Tech Notes Ser VI
  5.00%, 4/15/07                                         6,910        6,964,658
                                                                 --------------
                                                                      7,371,562
                                                                 --------------
Wisconsin-0.5%
Menomonee Falls Wtr Sys Mtg Rev
  FSA
  Prerefunded 12/01/06 @ 100
  5.875%, 12/01/16                                       1,000        1,003,790
                                                                 --------------
Total Municipal Bonds
(cost $173,162,735)                                                 172,480,543
                                                                 --------------

===============================================================================
SHORT-TERM MUNICIPAL NOTES-12.8%
-------------------------------------------------------------------------------
Louisiana-1.4%
Plaquemines Parish Environmental
  BP Exploration & Oil
  3.90%, 10/01/24-5/01/25                                2,900        2,900,000
                                                                 --------------
Mississippi-0.5%
Mississippi Business Fin Corp.
  Miss Pwr Co.
  3.91%, 12/01/27(d)                                     1,100        1,100,000
                                                                 --------------
Nevada-2.4%
Clark Cnty Sch Dist
  Ser A MBIA
  3.75%, 6/15/21                                         5,000        5,000,000
                                                                 --------------
New Jersey-1.5%
Bayonne BANS
  5.00%, 10/27/06                                        3,113        3,113,591
                                                                 --------------
New York-3.0%
Marlboro Central Sch Dist
  Ser B
  4.50%, 12/22/06                                        1,900        1,902,983

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
Rockland County TANS
  4.50%, 3/22/07                                $        4,380   $    4,399,053
                                                                 --------------
                                                                      6,302,036
                                                                 --------------
Texas-2.4%
Lower Neches Valley Auth
  ExxonMobil Proj Ser A
  3.70%, 11/01/29                                        5,000        5,000,000
                                                                 --------------
Virginia-1.0%
Roanoke IDA Hosp
  Carilion Hlth Sys Ser C-1 FSA
  3.89%, 7/01/27                                         2,100        2,100,000
                                                                 --------------
Washington-0.6%
Port Bellingham IDC Env Facs
  BP West Coast Prods LLC
  3.90%, 12/01/33                                        1,400        1,400,000
                                                                 --------------
Total Short-Term Municipal Notes
(cost $26,918,124)                                                   26,915,627
                                                                 --------------

===============================================================================
U.S. GOVERNMENT & GOVERNMENT SPONSORED AGENCY OBLIGATIONS-3.4%
-------------------------------------------------------------------------------
Federal Home Loan Bank
  Series 469
  3.375%, 9/14/07                                        2,000        1,968,450
  5.50%, 1/28/08                                         5,000        5,027,785
                                                                 --------------
Total U.S. Government & Government
Sponsored Agency Obligations
(cost $6,976,241)                                                     6,996,235
                                                                 --------------
Total Investments--98.6%
(cost $207,057,100)(e)                                              206,392,405

Other assets less liabilities--1.4%                                   3,023,195
                                                                 --------------
Net Assets--100%                                                 $  209,415,600
                                                                 --------------

===============================================================================
INTEREST RATE SWAP TRANSACTIONS
-------------------------------------------------------------------------------

                                                      Rate Type
                                          ----------------------------------
                 Notional                                       Payments         Unrealized
     Swap         Amount    Termination   Payments made by   received by the    Appreciation/
 Counterparty     (000)        Date        the Portfolio        Portfolio      (Depreciation)
---------------------------------------------------------------------------------------------
Citigroup        $  2,300     6/22/07           BMA*             2.962%          $ (10,444)
Goldman Sachs       1,300     1/05/07           BMA*             3.405%             (1,555)
JP Morgan           2,500     4/05/07           BMA*             2.988%            (11,468)
JP Morgan           1,100    10/01/07           BMA*             3.635%              1,200
Merrill Lynch       1,000     7/12/08           BMA*             3.815%              6,633
Morgan Stanley      1,300    10/06/06           BMA*             3.217%             (1,217)

* Variable interest based on the BMA (Bond Market Association) Municipal Swap Index, which fluctuates weekly.


4  Sanford C. Bernstein Fund, Inc.--2006 Annual Report

--------------------------------------------------------------------------------

(a)   When-issued security.

(b)   Variable rate coupon, rate shown as of September 30, 2006.

(c) Represents entire or partial position segregated as collateral for interest rate swaps.

(d) Represents entire or partial position segregated as collateral for when issued securities.

(e) At September 30, 2006, the cost basis for tax purposes was $207,057,100. Gross unrealized appreciation of investments was $365,392 and gross unrealized depreciation of investments was $1,030,087, resulting in net unrealized depreciation of $664,695 (excluding swap transactions).

Glossary of Terms:

      AMBAC--American Municipal Bond Assurance Corporation
      AMT--Alternative Minimum Tax--(subject to)
      ANS--Anticipation Notes
      BANS--Bond Anticipation Notes
      CDA--Community Development Administration/Authority
      CDD--Community Development District
      CFD--Community Facilities District
      COP--Certificate of Participation
      FGIC--Financial Guaranty Insurance Company
      FSA--Financial Security Assurance, Inc.
      GO--General Obligation
      IDA--Industrial Development Authority
      ICR--Issue Classification Rating
      IDC--Industrial Development Corp.
      ISD--Independent School District
      MBIA--Municipal Bond Investors Assurance
      PSF Guaranteed--(Texas) Permanent Schools Funds
      TANS--Tax Anticipation Notes
      TFA--Transitional Finance Authority
      XLCA--XL Capital Assurance

See notes to financial statements.

--------------------------------------------------------------------------------
                         Sanford C. Bernstein Fund, Inc.
                             Schedule of Investments
                  Short Duration California Municipal Portfolio
                               September 30, 2006
--------------------------------------------------------------------------------

                                        Principal Amount (000)     U.S. $ Value
===============================================================================
MUNICIPAL BONDS-69.1%
-------------------------------------------------------------------------------
California-55.3%
California Econ Rec Bds
  Ser A
  5.00%, 1/01/08-7/01/08                        $        2,000   $    2,046,140
  5.25%, 7/01/12                                         2,000        2,169,680
California Rural Home Mtg
  Fin Auth SFMR
  Mortgage-Backed Securities Program
  Ser A GNMA/FNMA
  6.55%, 6/01/30                                           240          240,814
California State GO
  5.00%, 3/01/08-3/01/09                                 1,215        1,254,329
  Ref General Fund
  5.25%, 2/01/11                                         1,150        1,224,842
  Veterans Bonds Ser AN
  9.00%, 4/01/08                                           320          344,538
California Statewide CDA
  Daughters of Charity Hlth Ser F
  5.00%, 7/01/07                                           510          514,590
  Kaiser Permanente Ser A
  2.55%, 8/01/31(a)                                        695          693,082
Compton Cmnty Redev Agy
  Ref Tax Alloc Redev Proj Ser A AMBAC
  5.00%, 8/01/08                                         1,350        1,388,812
Contra Costa Cnty MFHR
  Pleasant Hill BART Transit-A
  3.95%, 4/15/46                                         2,000        2,001,980
CSUCI Fin Auth Rev
  Rental Hsg & Town Ctr Ser A
  2.50%, 8/01/44                                         1,000          990,390
Foothill/Eastern Transportation Corridor
  Agy Toll Rd Rev Convertible Capital
  Appreciaton Sr Lien Ser A
  Prerefunded 1/01/10 @ 102
  7.15%, 1/01/13(b)                                      1,000        1,130,720
  Ref
  5.50%, 1/15/08                                         2,285        2,345,964
Fullerton Redev Agy COP
  Southern California Optometry RADIAN
  5.00%, 4/01/34                                         1,280        1,287,898
Golden State Tobacco Securitization Corp.
  Tobacco Settlement Rev
  Ser B
  Prerefunded 6/01/08 @ 100
  5.75%, 6/01/21                                         5,000        5,180,300
Imperial Redev Agy Allocation
  Redev Proj Sub Nts
  4.50%, 12/01/11                                          360          360,536


       Schedule of Investments--Short Duration California Municipal Portfolio  5

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
Long Beach Harbor Rev
  Ref Ser A MBIA AMT
  5.00%, 5/15/07                                $        1,155   $    1,164,402
Los Angeles Cnty Pub Wrks Fin
  Auth Rev
  Capital Loan Receivable Notes Ser A
  4.00%, 12/01/06                                        2,845        2,847,247
Los Angeles COP
  MBIA
  4.00%, 12/01/06                                        2,315        2,316,829
Los Angeles Harbor Dept Rev
  Ref Ser C MBIA
  5.00%, 8/01/08                                         1,170        1,196,337
Los Angeles Uni Sch Dist
  Election of 2005 Ser A
  5.00%, 7/01/10                                         1,535        1,620,530
  Election of 2005 Ser C
  5.00%, 7/01/08                                         2,500        2,566,950
Murrieta CFD Spl Tax
  No. 2003-1-Murrieta Springs
  3.20%, 9/01/08                                           200          197,806
Orange Cnty Pub Fin Auth Lease Rev
  Ref MBIA
  4.00%, 7/01/07                                         1,000        1,004,830
Port of Oakland
  Ref Ser H MBIA AMT
  5.375%, 11/01/10                                       1,390        1,441,750
Sacramento Area Flood Control Agy
  Capital Assmt Dist No. 2-North Area
  AMBAC
  5.00%, 10/01/07                                        1,015        1,031,402
San Francisco State Bldg Auth Lease
  Rev San Francisco Civic Ctr Complex
  Ser A AMBAC
  Prerefunded 12/01/06 @ 102
  5.25%, 12/01/16                                        1,885        1,928,110
San Joaquin Transp Corridor Agy Toll Rd
  Rev
  7.55%, 1/01/10                                         1,000        1,069,270
Upland Cmnty Redev Agy Tax Alloc
  Notes Magnolia Redev Proj
  Series 04
  3.90%, 11/01/09                                          180          179,892
                                                                 --------------
                                                                     41,739,970
                                                                 --------------
Delaware-0.5%
Bridgeville
  Heritage Shores Spl Dev Dist Ser B
  5.125%, 7/01/35                                          400          401,204
                                                                 --------------
Florida-3.3%
Clearwater Cay CDD
  BANS
  5.375%, 12/01/06                                         310          310,074
Fishhawk CDD No. 2
  Spl Assmt Ser B
  5.00%, 11/01/07                                           45           45,104

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
Gateway Svcs CDD
  Spl Assmt Sun City Center
  Fort Meyers Proj Ser B
  5.50%, 5/01/10                                $           70   $       70,790
Hammock Bay CDD
  Spl Assmt Ser B
  5.375%, 5/01/11                                           55           55,687
Heritage Isles CDD
  Spl Assmt Ser B
  5.00%, 11/01/09                                          100          100,236
Huntington CDD
  Spl Assmt Ser B
  5.00%, 5/01/09                                           145          144,682
Live Oak CDD
  No. 002 Spl Assmt Ser B
  5.00%, 11/01/09                                          105          105,079
Meadow Pointe III CDD
  Capital Impt Ser B
  5.25%, 11/01/07                                           25           24,994
Meadow Woods CDD
  Spl Assmt Ser B
  5.25%, 5/01/11                                           180          180,340
Palm Glades CDD
  Spl Assmt Ser B
  4.85%, 8/01/11                                           255          256,550
Paseo CDD
  Spl Assmt
  5.00%, 2/01/11                                           375          372,165
Sandy Creek CDD
  Spl Assmt Ser B
  5.00%, 11/01/10                                          260          260,289
Seven Oaks CDD II
  Spl Assmt Rev Ser B
  5.00%, 5/01/09                                           120          120,395
Tern Bay CDD
  Cap Impt Rev Ser B
  5.00%, 5/01/15                                           110          111,779
Villasol CDD
  Spl Assmt Rev Ser B
  5.375%, 5/01/08                                          100          100,470
Vizcaya Kendall CDD
  BANS
  5.125%, 12/01/06                                         200          200,150
                                                                 --------------
                                                                      2,458,784
                                                                 --------------
Guam-0.4%
Guam Wtrwrks Auth Wtr & Wastewtr
  Sys Rev
  5.00%, 7/01/08                                           150          151,634
Guam Wtrwrks Auth COP
  Prerefunded 7/01/10 @ 100
  5.18%, 7/01/15                                           169          175,906
                                                                 --------------
                                                                        327,540
                                                                 --------------
Indiana-0.2%
South Bend Eco Dev Rev
  One Michiana Square Proj
  4.928%, 10/01/09(a)                                      190          181,254
                                                                 --------------


6  Sanford C. Bernstein Fund, Inc.--2006 Annual Report

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
Nevada-0.2%
Henderson Local Impt Dist No. T-18
  4.35%, 9/01/09                                $          165   $      165,084
                                                                 --------------
Puerto Rico-8.0%
Puerto Rico Commonwealth
  Ref Pub Impt Ser C MBIA
  5.00%, 7/01/28                                         1,500        1,537,110
Puerto Rico Elec Pwr Auth
  Ref Series FF MBIA
  5.25%, 7/01/09                                         2,710        2,839,321
Puerto Rico Hsg Bank & Fin Agy
  Ref Commonwealth Appropriation
  Loan Insurance Claims
  5.25%, 12/01/06                                          615          615,640
Puerto Rico Mun Fin Agy Ser A
  5.00%, 8/01/09                                         1,000        1,030,720
                                                                 --------------
                                                                      6,022,791
                                                                 --------------
Texas-0.5%
Willacy Cnty Loc Govt Corp. Proj
  6.00%, 3/01/09                                           350          356,888
                                                                 --------------
Virginia-0.7%
Broad Str CDA
  7.125%, 6/01/15                                          130          142,966
Louisa IDA PCR Elec & Pwr Co.
  5.25%, 12/01/08                                          380          384,454
                                                                 --------------
                                                                        527,420
                                                                 --------------
Total Municipal Bonds (cost $52,227,087)                             52,180,935
                                                                 --------------

===============================================================================
Short-Term Municipal Notes-25.9%
-------------------------------------------------------------------------------
California-25.9%
California Hsg Fin Agy
  Home Mtg Ser F AMT
  3.85%, 2/01/41                                           400          400,000
  Ser A
  3.86%, 2/01/32                                         1,100        1,100,000
California Infrastructure & Eco Dev
  Bank Rev
  Rand Corp Ser B AMBAC
  3.60%, 4/01/42                                         1,000        1,000,000

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
California School Cash Reserve Prog COP
  2006-2007 TRANS Ser A
  4.50%, 7/06/07                                $        1,000   $    1,008,420
California State Dept of Wtr Res
  Pwr Supply Rev
  Ser B-2
  3.66%, 5/01/22                                         3,000        3,000,000
California State Eco Recovery Sales Tax
  Rev Ser C-1
  3.65%, 7/01/23                                         3,000        3,000,000
Irvine Ranch Wtr Dist
  Property Tax Consolidated Bonds Ser B
  3.40%, 10/01/09                                        1,600        1,600,000
Los Angeles
  TRANS
  4.50%, 6/29/07                                         2,185        2,202,808
Los Angeles Cnty
  TRANS Ser A
  4.50%, 6/29/07                                         2,575        2,595,935
Sacramento Cnty
  TRANS
  4.50%, 7/17/07                                         3,630        3,661,762
                                                                 --------------
Total Short-Term Municipal Notes
(cost $19,551,176)                                                   19,568,925
                                                                 --------------

================================================================================
U.S. GOVERNMENT & GOVERNMENT SPONSORED AGENCY OBLIGATIONS-5.6%
--------------------------------------------------------------------------------
Federal Home Loan Bank
  3.625%, 6/20/07                                        1,030        1,018,390
  5.50%, 1/28/08                                         3,170        3,187,616
                                                                 --------------
Total U.S. Government & Government
Sponsored Agency Obligations
(cost $4,197,871)                                                     4,206,006
                                                                 --------------
Total Investments--100.6%
(cost $75,976,134)(c)                                                75,955,866

Other assets less liabilities--(0.6)%                                  (446,168)
                                                                 --------------
Net Assets--100%                                                 $   75,509,698
                                                                 --------------

===============================================================================
INTEREST RATE SWAP TRANSACTIONS
-------------------------------------------------------------------------------

                                                      Rate Type
                                          ----------------------------------
                 Notional                                       Payments         Unrealized
     Swap         Amount    Termination   Payments made by   received by the   Appreciation/
 Counterparty     (000)        Date         the Portfolio       Portfolio      (Depreciation)
---------------------------------------------------------------------------------------------
Citigroup        $    700     6/22/07           BMA*             2.962%          $  (3,179)
Goldman Sachs         300     1/05/07           BMA*             3.405%               (359)
JP Morgan             600     4/05/07           BMA*             2.988%             (2,752)
JP Morgan             400    10/01/07           BMA*             3.635%                436
Merrill Lynch         400     7/12/08           BMA*             3.815%              2,653
Morgan Stanley        300    10/06/06           BMA*             3.217%               (281)

* Variable interest based on the BMA (Bond Market Association) Municipal Swap Index, which fluctuates weekly.


       Schedule of Investments--Short Duration California Municipal Portfolio  7

--------------------------------------------------------------------------------

(a)   Variable rate coupon, rate shown as of September 30, 2006.

(b) Represents entire or partial position segregated as collateral for interest rate swaps.

(c) At September 30, 2006, the cost basis for tax purposes was 75,976,134. Gross unrealized appreciation of investments was $143,065 and gross unrealized depreciation of investments was $163,333, resulting in net unrealized depreciation of $20,268 (excluding swap transactions).

Glossary of Terms:

      AMBAC--American Municipal Bond Assurance Corporation
      AMT--Alternative Minimum Tax--(subject to)
      BANS--Bond Anticipation Notes
      BART--Bay Area Rapid Transit
      CDA--Community Development Administration/Authority
      CDD--Community Development District
      CFD--Community Facilities District
      COP--Certificate of Participation
      CSUCI--California State University Channel Islands
      FNMA--Federal National Mortgage Association
      GNMA--Government National Mortgage Association
      GO--General Obligation
      IDA--Industrial Development Authority
      MBIA--Municipal Bond Investors Assurance
      MFHR--Multi-Family Housing Revenue
      PCR--Pollution Control Revenue
      RADIAN--Radian Group, Inc.
      SFMR--Single-Family Mortgage Revenue
      TRANS--Tax & Revenue Anticipation Notes

See notes to financial statements.

--------------------------------------------------------------------------------
                         Sanford C. Bernstein Fund, Inc.
                             Schedule of Investments
                   Short Duration New York Municipal Portfolio
                               September 30, 2006
--------------------------------------------------------------------------------

                                        Principal Amount (000)     U.S. $ Value
===============================================================================
MUNICIPAL BONDS-81.2%
-------------------------------------------------------------------------------
Arizona-0.4%
Watson Road Cmnty Facs
  Dist Spl Assmt Rev
  4.70%, 7/01/09                                $          355   $      355,699
                                                                 --------------
California-0.3%
Imperial Redev Agy Allocation
  Redev Proj Sub Nts
  4.50%, 12/01/11                                          355          355,529
                                                                 --------------
Delaware-0.7%
Bridgeville
  Heritage Shores Spl Dev Dist Ser B
  5.125%, 7/01/35                                          700          702,107
                                                                 --------------
Florida-3.9%
Clearwater Cay CDD
  BANS
  5.375%, 12/01/06                                         600          600,144
Dupree Lakes CDD
  5.00%, 11/01/10                                           95           94,856
Fishhawk CDD No. 2
  Spl Assmt Ser B
  5.00%, 11/01/07                                           45           45,104
  5.125%, 11/01/09                                         250          250,610
Gateway Svcs CDD
  Spl Assmt Sun City Center
  Fort Meyers Proj Ser B
  5.50%, 5/01/10                                           100          101,128
Hammock Bay CDD
  Spl Assmt Ser B
  5.375%, 5/01/11                                           95           96,188
Heritage Isles CDD
  Spl Assmt Ser B
  5.00%, 11/01/09                                          165          165,389
Huntington CDD
  Spl Assmt Ser B
  5.00%, 5/01/09                                           190          189,584
Landmark at Doral CDD
  Ser B
  5.20%, 5/01/15(a)                                        255          255,349
Meadow Pointe III CDD
  Capital Impt Ser B
  5.25%, 11/01/07                                           35           34,991
Monterra CDD
  Spl Assmt Ser B
  5.125%, 11/01/14                                         110          112,283
Overoaks CDD
  Capital Impt Rev Ser B
  5.125%, 5/01/09                                          305          307,098
Parkway Center CDD
  Spl Assmt Ref Ser B
  5.625%, 5/01/14                                          305          311,469


8  Sanford C. Bernstein Fund, Inc.--2006 Annual Report

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
Paseo CDD
  Cap Impt Rev Ser B
  4.875%, 5/01/10                               $          615   $      611,101
Sandy Creek CDD
  Spl Assmt Ser B
  5.00%, 11/01/10                                          585          585,649
Seven Oaks CDD II
  Spl Assmt Rev Ser B
  5.00%, 5/01/09                                           110          110,362
Villasol CDD
  Spl Assmt Rev Ser B
  5.375%, 5/01/08                                          105          105,494
                                                                 --------------
                                                                      3,976,799
                                                                 --------------
Guam-0.6%
Guam Wtrwrks Auth Wtr & Wastewtr
  Sys Rev
  5.00%, 7/01/08                                           300          303,267
Guam Wtrwrks Auth COP
  Prerefunded 7/01/10 @ 100
  5.18%, 7/01/15                                           323          336,292
                                                                 --------------
                                                                        639,559
                                                                 --------------
Illinois-0.2%
Pingree Grove Village Spl Svc Area No. 1
  Cambrdg Lakes Proj Ser 05-1
  5.25%, 3/01/15                                           172          173,627
                                                                 --------------
Nevada-0.0%
Henderson Local Impt Dist
  No. T-16
  4.75%, 3/01/13                                            40           40,361
                                                                 --------------
New York-67.2%
Babylon ARS
  XLCA
  4.45%, 12/01/20(b)                                     1,165        1,176,429
Dutchess Cnty Resource Recovery Agy
  Solid Waste Sys BANS
  3.65%, 12/28/07                                          600          595,248
East Rochester Hsg Auth Rev
  Ref North Park Nursing Home GNMA
  3.70%, 10/20/06                                           70           70,001
Long Island Pwr Auth
  Ser 1998A
  5.75%, 12/01/24                                        3,800        3,976,016
Long Island Pwr Auth Elec Sys Rev
  Ser A MBIA-IBC
  5.25%, 12/01/26                                        1,640        1,702,878
MTA
  Ser A FGIC
  5.25%, 11/15/22(c)                                     1,830        1,977,809
MTA Transit Auth
  COP Ser A AMBAC
  5.625%, 1/01/13                                        1,260        1,349,762
Municipal Assistance Corp.
  Ser P
  Economically Defeased to Maturity
  5.00%, 7/01/08                                         3,635        3,729,873

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
Nassau Cnty
  Ser A
  6.00%, 7/01/08                                $        2,135   $    2,226,506
  Ser F FSA
  7.00%, 3/01/10                                         3,030        3,355,483
Nassau Cnty Tobacco Settlement Corp.
  Ser A
  Prerefunded 7/15/09 @ 101
  6.50%, 7/15/27                                         3,830        4,164,321
New York City GO
  Ser A FSA
  7.00%, 8/01/07                                         3,585        3,647,056
  Ser B AMBAC
  7.25%, 8/15/07                                         1,220        1,259,162
  Ser I
  5.00%, 8/01/10                                         2,400        2,513,688
  Unrefunded Ser M AMBAC
  7.50%, 6/01/07                                         1,180        1,210,845
New York City IDA Civic Facility Rev
  Ser A-1 ACA
  3.05%, 7/01/09                                         1,325        1,309,113
New York City IDA Spl Fac Rev
  Terminal One Group Assn Proj
  5.00%, 1/01/07                                         2,080        2,085,179
New York City TFA
  Future Tax Secured Ser A-1
  5.00%, 11/01/07                                        4,600        4,675,946
  Future Tax Secured SubSer A-1
  5.00%, 8/01/09(a)                                      4,000        4,156,600
New York State Dorm Auth
  Mental Hlth Ser F-1
  5.00%, 2/15/07                                         1,060        1,065,512
  Mt. Sinai New York Univ Hlth Ser C
  5.00%, 7/01/11                                           600          609,354
  Westchester Cnty Court Facs
  AMBAC Surety
  5.25%, 8/01/13                                         1,000        1,047,470
New York State Energy Research & Dev
  Auth PCR
  ARS Electric & Gas Proj Ser C MBIA
  3.245%, 4/01/34                                        2,325        2,285,336
New York State Env Facs Corp.
  New York City Mun Wtr Fin Auth
  Ser 2002K
  5.00%, 6/15/07                                         2,380        2,405,561
  State Revolving Fund Ser 1990C
  7.20%, 3/15/11                                            45           45,102
  State Revolving Fund Ser 1994
  5.75%, 6/15/11                                            90           98,696
  Escrowed to Maturity
  5.75%, 6/15/11                                           585          641,259
New York State Loc Govt Assistance Corp.
  Ser A
  6.00%, 4/01/08                                         3,580        3,659,118
New York State Pwr Auth Rev
  General Purpose Ser A
  5.00%, 2/15/07                                         2,885        2,900,608


         Schedule of Investments--Short Duration New York Municipal Portfolio  9

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
New York State Twy Auth Svc
  Contract Rev
  Ser A-2 MBIA
  5.375%, 4/01/09                               $        1,000   $    1,036,370
New York State UDC
  Correctional Fac Svc Contract
  Ser D FSA
  Prerefunded 1/01/11 @ 100
  5.75%, 1/01/15                                         1,390        1,511,639
Port Auth of New York & New Jersey
  Consolidated 139th FGIC
  4.50%, 10/01/06                                        4,065        4,065,000
TSASC Inc.
  Ser 1
  Prerefunded 7/15/09 @ 100
  5.70%, 7/15/14                                         2,335        2,468,562
                                                                 --------------
                                                                     69,021,502
                                                                 --------------
Puerto Rico-7.4%
Puerto Rico Commonwealth
  Ref Pub Impt Ser C
  5.00%, 7/01/18                                         1,765        1,799,365
  Ref Pub Impt Ser C MBIA
  5.00%, 7/01/28                                         4,350        4,457,619
University of Puerto Rico
  Ser N MBIA
  6.25%, 6/01/07                                         1,355        1,379,322
                                                                 --------------
                                                                      7,636,306
                                                                 --------------
Virginia-0.5%
Broad Str CDA
  7.125%, 6/01/15                                          200          219,948
Louisa IDA PCR
  Elec & Pwr Co.
  5.25%, 12/01/08                                          295          298,457
                                                                 --------------
                                                                        518,405
                                                                 --------------
Total Municipal Bonds
(cost $83,286,134)                                                   83,419,894
                                                                 --------------

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
Short-Term Municipal Notes-21.8%
-------------------------------------------------------------------------------
New York-21.8%
Buffalo Fiscal Stability Auth Rev
  BANS Ser A-1
  4.25%, 8/14/07                                $        2,245   $    2,260,154
Nassau County
  TANS Ser A
  4.25%, 10/31/06                                        2,875        2,876,265
New York City
  SubSer I
  3.80%, 4/01/36(d)                                      3,600        3,600,000
New York City Mun Wtr Fin Auth
  Fiscal 2003 SubSer C-1
  3.81%, 6/15/18(d)                                      1,100        1,100,000
Rockland County TANS
  4.50%, 3/22/07                                         7,100        7,130,885
Schenectady GO
  BANS Renewal Notes
  4.50%, 5/24/07                                         1,000        1,005,820
South Cntry Cntrl Sch Dist
  TANS
  5.00%, 6/27/07                                         3,225        3,253,670
Syracuse
  Rev Antic Notes Ser D
  4.25%, 7/10/07                                         1,200        1,207,260
                                                                 --------------
Total Short-Term Municipal Notes
(cost $22,421,849)                                                   22,434,054
                                                                 --------------
Total Investments--103.0%
(cost $105,707,983)(e)                                              105,853,948

Other assets less liabilities--(3.0)%                                (3,097,862)
                                                                 --------------
Net Assets--100%                                                 $  102,756,086
                                                                 --------------

===============================================================================
INTEREST RATE SWAP TRANSACTIONS
-------------------------------------------------------------------------------

                                                       Rate Type
                                          ----------------------------------
                 Notional                                       Payments         Unrealized
     Swap         Amount    Termination   Payments made by   received by the   Appreciation/
 Counterparty     (000)         Date        the Portfolio       Portfolio      (Depreciation)
---------------------------------------------------------------------------------------------
Citigroup        $  1,300      6/22/07          BMA*             2.962%          $  (5,903)
Goldman Sachs         600      1/05/07          BMA*             3.405%               (718)
JP Morgan           1,200      4/05/07          BMA*             2.988%             (5,505)
JP Morgan             600     10/01/07          BMA*             3.635%                654
Merrill Lynch         500      7/12/08          BMA*             3.815%              3,316
Morgan Stanley        600     10/06/06          BMA*             3.217%               (562)

* Variable interest based on the BMA (Bond Market Association) Municipal Swap Index, which fluctuates weekly.


10  Sanford C. Bernstein Fund, Inc.--2006 Annual Report

--------------------------------------------------------------------------------

(a)   When-issued security.

(b)   Variable rate coupon, rate shown as of September 30, 2006.

(c) Represents entire or partial position segregated as collateral for interest rate swaps.

(d) Represents entire or partial position segregated as collateral for when issued securities.

(e) At September 30, 2006, the cost basis for tax purposes was $105,707,983. Gross unrealized appreciation of investments was $421,285 and gross unrealized depreciation of investments was $275,320, resulting in net unrealized appreciation of $145,965 (excluding swap transactions).

Glossary of Terms:

      ACA--American Capital Access Financial Guaranty Corporation
      AMBAC--American Municipal Bond Assurance Corporation
      ARS--Adjustable Rate Security
      BANS--Bond Anticipation Notes
      CDA--Community Development Administration/Authority
      CDD-Community Development District
      COP--Certificate of Participation
      FGIC--Financial Guaranty Insurance Company
      FSA--Financial Security Assurance, Inc.
      GNMA--Government National Mortgage Association
      GO--General Obligation
      IBC--International Bancshares Corporation
      IDA--Industrial Development Authority
      MBIA--Municipal Bond Investors Assurance
      MTA--Metropolitan Transportation Authority
      PCR--Pollution Control Revenue
      TANS--Tax Anticipation Notes
      TFA--Transitional Finance Authority
      UDC--Urban Development Corporation
      XLCA--XL Capital Assurance

See notes to financial statements.

--------------------------------------------------------------------------------
                         Sanford C. Bernstein Fund, Inc.
                             Schedule of Investments
                         Diversified Municipal Portfolio
                               September 30, 2006
--------------------------------------------------------------------------------

                                        Principal Amount (000)     U.S. $ Value
===============================================================================
MUNICIPAL BONDS-95.4%
-------------------------------------------------------------------------------
Alabama-1.3%
Huntsville
  Ref Wts Ser A FSA
  5.40%, 2/01/10                                $        1,185   $    1,251,597
Jefferson Cnty Ltd Oblig
  Sch Wts Ser A
  5.25%, 1/01/11                                         1,700        1,793,585
Jefferson Cnty Swr Rev
  Cap Impt Wts FGIC
  Prerefunded 8/01/12 @ 100
  5.00%, 2/01/41                                         7,725        8,271,621
  Cap Impt Wts Ser A FGIC
  Prerefunded 2/01/09 @ 101
  5.00%, 2/01/33                                         8,865        9,226,692
  Prerefunded 2/01/09 @ 101
  5.125%, 2/01/39                                        1,060        1,106,174
  Cap Impt Wts Ser D
  5.00%, 2/01/42                                         5,900        6,333,473
  Ref Ser B8 FSA
  5.25%, 2/01/10                                         2,000        2,103,080
  Ref Wts Ser A FGIC
  Prerefunded 2/01/07 @ 100
  5.375%, 2/01/27                                        1,780        1,790,413
  Ser A
  Prerefunded 2/01/09 @ 101
  5.75%, 2/01/38                                         4,290        4,541,094
Jefferson Cnty Wtr & Swr Rev
  Ser 02B FGIC
  5.00%, 2/01/41                                        11,920       12,795,762
                                                                 --------------
                                                                     49,213,491
                                                                 --------------
Alaska-0.2%
Anchorage
  FGIC
  6.00%, 10/01/09                                        1,000        1,068,960
  Ref Ser B MBIA
  5.25%, 7/01/08                                         6,100        6,276,412
                                                                 --------------
                                                                      7,345,372
                                                                 --------------
Arizona-2.0%
Arizona Sch Facs Brd Rev
  Ref State Sch Impt
  5.00%, 1/01/13                                         1,225        1,319,337
Arizona State Transp Brd Hwy Rev
  5.00%, 7/01/13-7/01/16(a)                             26,305       28,664,346
Arizona Tourism & Sports Auth Tax Rev
  Baseball Training Facs Proj
  5.00%, 7/01/15-7/01/16                                 3,815        3,940,376


                    Schedule of Investments--Diversified Municipal Portfolio  11

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
Arizona Wtr Infra Fin Auth Rev
  Wtr Quality Ser A
  5.75%, 10/01/11                               $        1,525   $    1,635,395
Dove Mountain Resort CFD Assmt Lien
  6.00%, 12/01/06                                          320          320,042
Maricopa Cnty IDA Multifamily Hsg Rev
  Steeplechase Apartments Proj
  Ser B AMT
  6.25%, 12/01/20                                        1,990        2,020,785
Maricopa Cnty Uni Sch Dist No. 48
  Ref Ser B FSA
  4.75%, 7/01/10                                         1,000        1,043,430
Mesa IDA Rev
  Discovery Hlth Sys Ser A MBIA
  Prerefunded 1/01/10 @ 101
  5.625%, 1/01/29                                        2,000        2,141,200
Mesa State & Highway Rev
  FSA
  Prerefunded 7/01/14 @ 100
  5.125%, 7/01/23                                        4,255        4,671,692
Phoenix Civic Impt Corp. Transit Excise
  Tax Rev Light Rail Proj AMBAC
  5.00%, 7/01/10-7/01/14                                15,455       16,500,615
Phoenix Civic Impt Corp. Wtr Sys Rev
  Jr Lien MBIA
  5.00%, 7/01/14                                         5,000        5,433,800
Pima Cnty IDA
  Horizon Cmnty Learning Center
  4.45%, 6/01/14                                         2,285        2,238,455
Salt River Agricultural Impt & Pwr
  Dist Pwr Dist Elec Sys
  Rev Ref Salt River Ser A
  5.00%, 1/01/09-1/01/10                                 5,245        5,448,591
Vistancia CFD
  4.75%, 7/15/07                                           300          300,366
  5.00%, 7/15/08                                           400          401,864
  5.30%, 7/15/09                                           500          505,360
  5.55%, 7/15/10                                           500          509,670
Watson Road CFD Spl Assmt Rev
  4.85%, 7/01/10                                         1,210        1,216,074
                                                                 --------------
                                                                     78,311,398
                                                                 --------------
California-6.4%
California Dept of Wtr Res
  Ser A
  5.50%, 5/01/08-5/01/09                                32,640       33,785,590
California Dept of Wtr Res Pwr Supply
  Rev
  Ser A MBIA
  5.25%, 5/01/09                                        32,445       33,895,616
  5.50%, 5/01/10                                         7,115        7,598,962
California Econ Rec Bds
  Ser A
  5.25%, 1/01/10-7/01/12                                34,820       37,224,972
  Ser A MBIA
  5.00%, 7/01/11                                         3,665        3,903,078

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
California State GO
  5.00%, 3/01/08-5/01/13                        $       37,330   $   39,634,267
  5.25%, 3/01/10                                         3,115        3,282,462
  6.00%, 2/01/11                                        15,760       17,254,836
  6.10%, 10/01/08                                        8,795        9,246,799
California Statewide CDA
  Kaiser Permanente Ser E
  3.875%, 4/01/32                                        6,650        6,655,387
  Kaiser Permanente Ser F
  2.30%, 4/01/33(b)                                     12,675       12,579,811
Fremont Uni Sch Dist Alameda Cnty
  Election 2002 Ser B FSA
  5.00%, 8/01/27                                         1,000        1,062,370
Fresno Uni Sch Dist
  Ref Ser A MBIA
  6.00%, 2/01/20                                         3,255        3,914,658
Golden State Tobacco Securitization Corp.
  Enhanced Asset Bkd B FGIC-TCRS
  5.375%, 6/01/28                                        2,595        2,756,928
  5.50%, 6/01/33                                         5,000        5,551,500
  Settlement Rev Enhanced Asset Bkd B
  FGIC-TCRS
  5.375%, 6/01/28                                       19,395       20,605,248
Imperial Redev Agy Allocation
  Redev Proj Sub Nts
  4.50%, 12/01/11                                        1,100        1,101,639
Los Angeles Uni Sch Dist
  Ser A FSA
  5.25%, 7/01/20                                         1,785        1,933,137
Sacramento City Fin Auth
  Lease Rev Ser B
  5.40%, 11/01/20                                        1,000        1,109,910
Sacramento Mun Util Dist
  Ser G MBIA
  6.50%, 9/01/13                                         1,035        1,168,184
                                                                 --------------
                                                                    244,265,354
                                                                 --------------
Colorado-1.9%
Colorado Dept of Transp Rev
  AMBAC
  Prerefunded 6/15/10 @ 100.5
  6.00%, 6/15/15                                         3,000        3,266,640
  Notes Ser B
  5.50%, 6/15/13                                         1,375        1,523,995
  Ref Transp Rev Antic Notes Ser B
  5.00%, 12/15/13                                        9,100        9,847,019
Municipal Sub-Dist Wtr Conservancy
  Dist Rev
  Ser F AMBAC
  6.50%, 12/01/12                                        3,500        3,586,310
PV Wtr & San Met Dist
  Cap Appreciation
  Zero Coupon, 12/15/17                                 18,201        9,475,986
Regional Transp Dist COP
  Transit Vehicles Ser A Remarketed
  AMBAC
  2.30%, 12/01/22(b)                                    36,775       36,376,359


12  Sanford C. Bernstein Fund, Inc.--2006 Annual Report

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
Todd Creek Farms Met
  Dist No. 1 Wtr Rev Ref & Impt
  4.75%, 12/01/09                               $        4,190   $    4,210,489
Weld Cnty
  Sch Dist No. 6 Greeley FSA
  5.25%, 12/01/17                                        2,405        2,594,875
                                                                 --------------
                                                                     70,881,673
                                                                 --------------
Connecticut-1.1%
Connecticut State
  Escrowed to Maturity
  5.50%, 12/01/07                                           10           10,222
  Ser B MBIA
  5.00%, 12/01/13                                        8,615        9,358,388
  Ser D
  5.00%, 11/15/13                                        5,700        6,189,231
  Ser D MBIA
  5.00%, 12/01/12                                        5,750        6,200,685
Connecticut State Hlth & Ed Facs
  Auth Rev
  Hosp for Spl Care Ser B
  5.125%, 7/01/07                                          365          367,150
Connecticut State Res Recov Auth
  Mid-Connecticut Sys Ser A MBIA
  Prerefunded 11/15/08 @ 100
  5.375%, 11/15/09-11/15/10                              4,665        4,842,504
  Prerefunded 11/15/06 @ 102
  5.375%, 11/15/09                                       3,495        3,572,170
  Prerefunded 11/15/06 @ 102
  5.75%, 11/15/07                                        2,115        2,167,156
  Ser A MBIA
  5.375%, 11/15/10                                         925          945,267
  Unrefunded Balance Mid-Connecticut
  Sys Ser A MBIA
  5.375%, 11/15/09                                         915          935,075
Connecticut State Spl Tax Oblig
  Ser A
  5.25%, 9/01/07                                         1,095        1,111,359
  Ser B
  6.15%, 9/01/09                                         1,000        1,071,210
Mashantucket Western Pequot Tribe
  Spl Rev Sub Ser B
  5.55%, 9/01/08(c)                                      1,700        1,757,681
Univ of Connecticut
  Ref Student Fee Rev Ser A FGIC
  5.25%, 11/15/17                                        3,065        3,345,447
                                                                 --------------
                                                                     41,873,545
                                                                 --------------
Delaware-0.1%
Delaware Transp Auth Transp Sys Rev
  Senior MBIA
  5.00%, 7/01/11                                         3,680        3,905,842
                                                                 --------------
District of Columbia-0.4%
District of Columbia
  2001 Ser B FSA
  5.50%, 6/01/09                                         2,100        2,200,716
  COP AMBAC
  5.25%, 1/01/08                                         1,000        1,019,930

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
  Ref Ser B-1 AMBAC
  5.50%, 6/01/08                                $        8,510   $    8,771,768
  Ser B FSA
  Escrowed to Maturity
  5.50%, 6/01/09                                           175          183,711
District of Columbia Hsg Fin Agy
  Single-Family FNMA & GNMA
  Mortgage Rev Ser A AMT
  6.25%, 12/01/28                                        1,020        1,051,498
District of Columbia Wtr & Swr
  Auth Pub Util Rev
  FSA
  6.00%, 10/01/16                                        1,635        1,924,280
                                                                 --------------
                                                                     15,151,903
                                                                 --------------
Florida-7.7%
Amelia Walk CDD Spl Assmt
  Ser B
  5.20%, 5/01/14                                         2,160        2,204,712
Arborwood CDD
  Cap Impt Rev
  5.25%, 5/01/16                                         5,870        5,994,385
  Cap Impt Rev Centex Homes Proj
  Ser A-2
  5.25%, 5/01/36                                         3,500        3,557,645
  Spl Assmt Centex Homes Proj
  Ser B-2
  5.10%, 5/01/16                                         2,500        2,522,725
Baywinds CDD
  Ser B
  4.90%, 5/01/12                                         1,500        1,514,430
Beacon Tradeport CDD
  Spl Assmt Industrial Proj Ser B
  7.125%, 5/01/22                                        2,715        2,907,385
Belmont CDD Cap Impt Rev
  Ser B
  5.125%, 11/01/14                                       2,500        2,543,500
Bonita Springs Vasari CDD
  Capital Impt Rev Ser B
  6.20%, 5/01/09                                         1,030        1,030,886
Bonnet Creek Resort CDD
  Spl Assmt
  7.125%, 5/01/12                                        2,000        2,185,120
Broward Cnty
  Ref Ser B
  5.00%, 1/01/09                                         2,585        2,666,634
Broward Cnty Arpt Sys Rev
  Ser E MBIA AMT
  5.25%, 10/01/10                                        2,065        2,141,467
Chapel Creek CDD
  Spl Assmt Ser B
  5.25%, 5/01/15                                         3,660        3,683,387
Clearwater Cay CDD
  BANS
  5.375%, 12/01/06                                       3,300        3,300,792
Dade Cnty Sch Dist
  Remarketed MBIA
  5.00%, 8/01/12                                         8,060        8,647,816


                    Schedule of Investments--Diversified Municipal Portfolio  13

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
Dupree Lakes CDD
  5.00%, 11/01/10                               $          465   $      464,293
East Homestead CDD Spl Assmt Rev
  Ser B
  5.00%, 5/01/11                                         1,980        2,001,285
Florida State Brd of Ed
  Pub Ed Ser A
  5.00%, 6/01/12                                         5,305        5,681,920
  Pub Ed Ser G
  5.25%, 6/01/11                                         2,075        2,223,280
  Ref Cap Outlay Ser B
  5.00%, 6/01/13                                         5,000        5,392,500
  Ref Cap Outlay Ser D
  5.00%, 6/01/12                                         4,610        4,937,540
  Ser A
  5.00%, 1/01/13                                        14,745       15,846,304
  Ser B
  5.00%, 1/01/12                                         9,755       10,401,561
  Ser C MBIA
  5.25%, 1/01/11                                         4,600        4,901,438
Florida State Brd of Ed Capital Outlay
  Escrowed to Maturity
  9.125%, 6/01/14                                          150          200,111
  Pub Ed Ser B
  5.00%, 6/01/07                                         1,455        1,469,012
  Unrefunded Balance
  9.125%, 6/01/14                                          990        1,200,870
Florida State Dept of Environmental
  Protection Preservation Rev
  Florida Forever Ser A FGIC
  5.00%, 7/01/18                                         3,435        3,683,385
Florida State Tpk Auth
  Rev Ref FSA
  5.00%, 7/01/12                                         6,205        6,651,636
Gateway Svcs CDD Spl Assmt
  Stoneybrook Proj
  5.50%, 7/01/08                                           655          658,530
Greyhawk Landing CDD
  Spl Assmt Rev Ser B
  6.25%, 5/01/09                                           310          314,086
Hammock Bay CDD
  Spl Assmt Ser B
  5.375%, 5/01/11                                        2,190        2,217,375
Harbor Bay CDD Cap Impt Rev
  Ser B
  6.35%, 5/01/10                                         1,065        1,080,261
Heritage Harbour South CDD
  Spl Assmt Rev Cap Impt Ser B
  5.40%, 11/01/08                                          190          191,053
Heritage Isles CDD
  Spl Assmt Ser B
  5.00%, 11/01/09                                          245          245,578
Huntington CDD
  Spl Assmt Ser B
  5.00%, 5/01/09                                           940          937,941
Lake Ashton II CDD
  Cap Impt Rev Ser B
  4.875%, 11/01/10                                       2,000        2,009,320

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
Lakewood Ranch Stewardship
  Lake Club Proj Ser B
  5.00%, 5/01/13(a)                             $          550   $      550,000
Landmark at Doral CDD
  Ser B
  5.20%, 5/01/15(a)                                      4,535        4,541,213
Live Oak CDD
  No. 001 Spl Assmt Ser B
  5.30%, 5/01/08                                            95           95,446
  No. 002 Spl Assmt Ser B
  5.00%, 11/01/09                                        2,155        2,156,616
Meadow Pointe III CDD
  Cap Impts Rev Ser B
  5.00%, 5/01/09                                           710          709,851
Meadow Pointe IV CDD
  Florida Cap Impt Rev Ser B
  5.125%, 11/01/07                                         605          605,938
Meadow Woods CDD
  Spl Assmt Ser B
  5.25%, 5/01/11                                         1,730        1,733,270
Miami Beach Hlth Facs Hosp Rev
  Ref Mt. Sinai Med Ctr
  6.75%, 11/15/24                                        6,990        7,869,202
Miami Dade Cnty Sch Dist
  Ref MBIA
  4.75%, 7/15/10(a)                                     11,215       11,650,366
Middle Village CDD Spl Assmt
  Ser C
  5.125%, 5/01/09                                          940          943,036
Midtown Miami CDD
  Spl Assmt Ser A
  6.00%, 5/01/24                                         4,300        4,679,045
Miromar Lakes CDD Cap Impt Rev
  Ser B
  7.25%, 5/01/12                                         2,240        2,363,110
Montecito CDD
  Spl Assmt Ser B
  5.10%, 5/01/13                                         5,565        5,608,129
Monterra CDD
  Spl Assmt Ser B
  5.00%, 11/01/10                                        6,760        6,789,136
  5.125%, 11/01/14                                       9,455        9,651,191
Narcoossee CDD
  Spl Assmt Ser B
  5.75%, 5/01/08                                           175          175,826
Orange Cnty Sales Tax Rev
  Ser A FGIC
  5.125%, 1/01/22                                       15,620       16,661,229
Orlando Waste Wtr Sys Rev
  Ser A CPI Bd
  6.475%, 10/01/06(b)                                    2,165        2,165,000
  6.495%, 10/01/07(b)                                    1,790        1,796,909
  Ser A CPI Bd
  Mandatory Put 10/01/07
  6.495%, 10/01/15(b)                                    6,070        6,099,500
Overoaks CDD
  Capital Impt Rev Ser B
  5.125%, 5/01/09                                        3,365        3,388,151


14  Sanford C. Bernstein Fund, Inc.--2006 Annual Report

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
Palm Beach Cnty Solid Waste Auth
  Ser A AMBAC
  Escrowed to Maturity
  6.00%, 10/01/09                               $        4,305   $    4,593,736
Palm Glades CDD
  Spl Assmt Ser B
  4.85%, 8/01/11                                         2,745        2,761,690
Parkway Center CDD
  Spl Assmt Ref Ser B
  5.625%, 5/01/14                                        5,385        5,499,216
Paseo CDD
  Cap Impt Rev Ser B
  4.875%, 5/01/10                                        5,410        5,375,701
  Spl Assmt
  5.00%, 2/01/11                                         2,705        2,684,550
Reunion East CDD
  Spl Assmt Ser B
  5.90%, 11/01/07                                          290          290,882
Saddlebrook CDD
  Spl Assmt Ser B
  6.25%, 5/01/09                                            20           20,379
Sandy Creek CDD
  Spl Assmt Ser B
  5.00%, 11/01/10                                        1,920        1,922,131
Sarasota Cnty Util Sys Rev
  Ref Ser C FGIC
  5.25%, 10/01/21                                        2,000        2,152,980
Seven Oaks CDD II
  Spl Assmt Rev Ser B
  5.00%, 5/01/09                                         2,340        2,347,699
Shingle Creek CDD
  Spl Assmt
  5.75%, 5/01/15                                         4,885        4,998,772
South Bay CDD
  Cap Impt Rev Ser B-1
  5.125%, 11/01/09                                       1,140        1,146,384
  Cap Impt Rev Ser B-2
  5.375%, 5/01/13                                        2,900        2,956,202
Stoneybrook CDD
  Cap Impt Rev Ser B
  5.70%, 5/01/08                                           110          110,516
Sunrise Util Sys Rev
  AMBAC
  5.50%, 10/01/13                                        2,445        2,696,517
Tampa Hillsborough Cnty Express
  Parkway
  AMBAC
  5.00%, 7/01/12                                         8,575        9,192,228
Tampa Occupational License Tax
  Ref Ser A FGIC
  5.375%, 10/01/17-10/01/18                              8,110        8,822,267
Tampa Wtr & Swr Rev
  Ref Ser A
  5.25%, 10/01/18                                        1,160        1,253,125
Tern Bay CDD
  Cap Impt Rev Ser B
  5.00%, 5/01/15                                         2,665        2,708,093

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
The Quarry CDD
  Spl Assmt
  5.25%, 5/01/16                                $        1,050   $    1,067,514
  Spl Assmt Ser A-2
  5.25%, 5/01/36                                         8,595        8,728,996
Venetian CDD
  Cap Impt Ser B
  5.95%, 5/01/12                                           480          500,016
Verano Center CDD
  Cmnty Infrastructure Proj Ser B
  5.00%, 11/01/13                                        3,300        3,315,081
  Dist No. 1 Infrastructure Proj Ser B
  5.00%, 11/01/12                                        2,320        2,319,884
Villages of Westport CDD
  Cap Impt Rev Ser A
  5.125%, 5/01/15                                        2,520        2,547,972
Waterchase CDD
  Cap Impt Rev Ser B
  5.90%, 5/01/08                                            95           95,445
Waterford Estates CDD
  Ser B
  5.125%, 5/01/13                                        2,000        2,015,480
Westchester CDD No.1
  Spl Assmt
  6.00%, 5/01/23                                         4,840        5,136,063
                                                                 --------------
                                                                    295,101,846
                                                                 --------------
Georgia-0.9%
Cobb Cnty Dev Auth SWDR
  Georgia Wste Mgmt Proj Ser A
  3.10%, 4/01/33(b)                                      1,895        1,886,150
Georgia State
  Ser A
  6.25%, 4/01/08                                         2,600        2,703,792
  Ser B
  6.00%, 3/01/12                                         1,000        1,121,130
  Ser C
  6.25%, 8/01/10                                         1,490        1,636,527
  Ser D
  6.70%, 8/01/08                                         1,770        1,869,828
Metropolitan Atlanta Rapid Transit Auth
  Ref Third Indenture Ser A
  5.00%, 7/01/13                                         9,820       10,617,580
  Sales Tax Rev Ref Third Indenture
  Ser A FGIC
  5.00%, 7/01/12                                         1,700        1,824,185
  Sales Tax Rev Second Indenture
  Ser B MBIA
  5.10%, 7/01/20                                        11,000       11,399,740
Municipal Elec Auth
  Unrefunded Balance Combustion
  Turbine Proj Ser A MBIA
  5.25%, 11/01/21                                        3,000        3,230,160
                                                                 --------------
                                                                     36,289,092
                                                                 --------------


                    Schedule of Investments--Diversified Municipal Portfolio  15

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
Guam-0.3%
Guam Wtrwrks Auth COP
  Prerefunded 7/01/10 @ 100
  5.18%, 7/01/15                                $        7,718   $    8,034,784
Guam Wtrwrks Auth Wtr & Wastewtr
  Sys Rev
  5.00%, 7/01/10-7/01/13                                 3,385        3,465,033
                                                                 --------------
                                                                     11,499,817
                                                                 --------------
Hawaii-3.0%
Hawaii State
  Ref Ser DG AMBAC
  5.00%, 7/01/11-7/01/14                                95,620      103,357,659
  Ser CN FGIC
  Escrowed To Maturity
  6.00%, 3/01/09                                           105          110,959
  Ser CX FSA
  Prerefunded 2/01/12 @ 100
  5.50%, 2/01/17-2/01/21                                 5,480        5,963,726
  Unrefunded Balance Ser CN FGIC
  6.00%, 3/01/09                                         2,560        2,704,666
  Unrefunded Balance Ser CX FSA
  5.50%, 2/01/17                                         4,055        4,397,526
                                                                 --------------
                                                                    116,534,536
                                                                 --------------
Illinois-4.6%
Bolingbrook Sales Tax Rev
  5.75%, 1/01/15                                         4,000        3,827,400
Chicago
  GO FGIC
  Escrowed to Maturity
  5.50%, 1/01/07                                         4,775        4,797,681
  Kingsbury Redev Proj Ser A
  6.57%, 2/15/13                                         2,000        2,062,060
  Ref Ser A FSA
  5.00%, 1/01/12                                         5,760        6,124,781
  Ser A FGIC
  Prerefunded 7/01/10 @ 101
  6.75%, 1/01/35                                         2,310        2,583,504
Chicago Brd of Ed
  Lease Certificates Ser A MBIA
  6.25%, 1/01/11                                         1,760        1,939,643
Chicago Hsg Auth Capital Program Rev
  5.00%, 7/01/07                                         3,100        3,133,139
Chicago O'Hare Int'l Arpt Rev
  General Arpt Second Lien Ser A AMBAC
  Escrowed to Maturity
  6.00%, 1/01/07                                         4,250        4,273,672
  Second Lien-Ser C MBIA
  5.00%, 1/01/10                                         1,890        1,970,174
  5.75%, 1/01/09                                         1,675        1,752,519
  Unrefunded General Arpt Second Lien
  Ser A AMBAC
  6.00%, 1/01/07                                         1,860        1,870,267
Chicago Park Dist Harbor Facs Rev
  Prerefunded 1/01/11 @ 100
   5.875%, 1/01/13-1/01/15                               5,735        6,229,529

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
Chicago Pub Bldg Commission Bldg Rev
  Chicago Park Dist Ser A FGIC
  5.375%, 1/01/13                               $        2,510   $    2,628,146
  Chicago Transit Auth AMBAC
  5.00%, 3/01/09                                         1,180        1,218,291
  5.25%, 3/01/21                                         4,000        4,298,760
Chicago Sales Tax Rev
  FSA
  5.00%, 1/01/16                                         5,000        5,426,950
Chicago SFMR
  Ser A FNMA GNMA
  6.35%, 10/01/30                                          135          142,154
Chicago Transit Auth Capital Grant
  Receipts Rev
  Federal Transit Administration
  Section 5307 Ser A AMBAC
  5.25%, 6/01/10                                         4,570        4,826,057
  Federal Transit Administration
  Section 5307 Ser B AMBAC
  5.00%, 6/01/09                                         2,000        2,071,320
Cook Cnty
  MBIA
  Escrowed to Maturity
  7.25%, 11/01/07                                          690          695,741
Cortland Spl Tax Rev
  Sheaffer Sys Proj
  5.50%, 3/01/17                                         5,170        5,220,976
Du Page Cnty
  Jail Proj
  5.60%, 1/01/21                                         6,735        7,653,856
  Stormwater Proj
  5.60%, 1/01/21                                         1,920        2,181,946
  Wtr Commission Ref
  5.25%, 3/01/09-3/01/10                                11,910       12,442,502
Illinois Dev Fin Auth
  Adventist Hlth Sys Ser B CPI Bd MBIA
  4.482%, 1/01/19(b)                                     5,730        6,322,310
Illinois Ed Facs Auth Rev
  Loyola Univ Chicago Ser A
  Escrowed to Maturity
  7.00%, 7/01/07                                           515          528,158
Illinois State Dedicated Tax Rev Civic Ctr
  AMBAC
  6.25%, 12/15/20                                        3,135        3,723,910
Illinois State GO
  First Ser MBIA
  5.25%, 4/01/11-10/01/21                                8,275        8,851,401
  Prerefunded 12/01/10 @ 100
  5.75%, 12/01/13                                        2,390        2,592,457
  Property Tax AMBAC
  5.00%, 11/01/14                                        2,230        2,425,839
  Ref First Ser FSA
  5.25%, 4/01/09                                         1,045        1,087,511
  Ser A FSA-CR
  5.25%, 10/01/13                                        7,785        8,532,438
  Ser April 2005


16  Sanford C. Bernstein Fund, Inc.--2006 Annual Report

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
  5.00%, 4/01/14                                $        5,000   $    5,418,500
  Ser April 2005 AMBAC
  5.00%, 4/01/11                                         1,470        1,555,892
  Ser B MBIA IBC
  5.00%, 3/01/15                                         5,000        5,397,500
  Ser June 2006 Ref
  5.00%, 1/01/13                                         1,510        1,618,433
  Ser September 2005 FSA
  5.00%, 9/01/14                                         5,550        6,032,683
Illinois State Sales Tax Rev
  Ser Q
  6.00%, 6/15/12                                         3,225        3,519,120
  Ser U
  5.00%, 6/15/09                                         1,150        1,150,437
McLean Cnty Pub Bldg Commission
  7.25%, 11/01/07                                        2,000        2,077,520
Metropolitan Pier & Exposition Auth
  Dedicated State Tax Rev
  McCormick Place Ser A MBIA
  5.25%, 6/15/09                                         7,000        7,306,810
Pingree Grove Village Spl Svc Area No. 1
  Cambrdg Lakes Proj Ser 05-1
  5.25%, 3/01/15                                         2,453        2,476,205
Regional Transp Auth
  Ref Ser B FGIC
  5.50%, 6/01/17                                         1,025        1,168,767
  Ser A MBIA
  5.00%, 7/01/16(a)                                      5,285        5,774,550
  Ser C FGIC
  7.75%, 6/01/20                                         1,005        1,353,303
Sangamon Cnty Sch Dist No. 186
  FGIC
  5.55%, 1/01/08                                         1,465        1,471,695
St. Clair Cnty
  FGIC
  5.625%, 10/01/13                                       3,410        3,665,477
Univ of Illinois COP
  Ser A AMBAC
  Prerefunded 8/15/11 @ 100
  5.50%, 8/15/18                                         2,340        2,541,006
                                                                 --------------
                                                                    175,962,990
                                                                 --------------
Indiana-1.3%
Allen Cnty Juvenile Justice Ctr
  First Mortgage Rev AMBAC
  5.50%, 1/01/18                                         1,575        1,720,278
Dyer Redev Auth Eco Dev Lease
  6.55%, 7/15/20                                         2,720        2,957,211
  6.875%, 7/15/14                                        1,755        1,923,024
Indiana Bd Bank Rev
  Ser B
  5.00%, 2/01/08                                         2,000        2,038,160
Indiana Hth Fac Fin Auth
  Ascension Hlth Subordinated Credit
  Ser A
  5.00%, 5/01/07                                         3,455        3,481,984

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
Indiana State Fin Auth Rev
  St Revolving PG Ser A
  5.00%, 2/01/14                                $        4,255   $    4,606,888
  St Revolving Prog Ser A
  5.00%, 2/01/13-2/01/14                                 7,860        8,493,659
Indiana State Transp Fin Auth Arpt Facs
  Lease Rev
  Ser A AMBAC
  6.00%, 11/01/09                                        1,370        1,468,161
Indianapolis Gas Util Rev
  Ref Distribution Sys Ser A AMBAC
  5.75%, 8/15/08                                         2,275        2,363,975
Indianapolis Local Pub Impt Bd Bank
  Ser B
  5.00%, 2/01/10                                         1,020        1,035,065
  6.00%, 1/10/13                                         5,325        5,786,997
  WtrWks Proj Ser A MBIA
  5.25%, 7/01/33                                        10,855       11,781,800
Indianapolis Res Recov Rev
  Ogden Martin Sys Inc. Proj AMBAC
  6.75%, 12/01/08                                        2,750        2,894,210
Ivy Tech State College
  Student Fee Ser G AMBAC
  5.00%, 7/01/08                                         1,000        1,024,230
                                                                 --------------
                                                                     51,575,642
                                                                 --------------
Kansas-0.6%
Kansas State Dept Transp Hwy
  Ref Ser A
  5.00%, 9/01/11                                         5,645        6,010,570
Munimae Trust
  Certificate Class A-5 FHLMC
  4.80%, 7/14/26                                         2,125        2,124,660
Sedgwick & Shawnee Counties
  Single-Family Rev GNMA
  Mortgage-Backed Securities Program
  Ser A-1 AMT
  6.50%, 12/01/22(b)                                       315          328,488
Wyandotte Cnty Kansas City
  Ref Ser 2004 AMBAC
  5.65%, 9/01/13-9/01/14                                11,960       13,423,499
Wyandotte Cnty Kansas City Uni Govt
  Spl Oblig Rev
  Ref Sales Tax 2nd Lien Area Ser B
  4.75%, 12/01/16                                        1,565        1,615,409
                                                                 --------------
                                                                     23,502,626
                                                                 --------------
Kentucky-0.0%
Kentucky Eco Dev Fin Auth Rev
  Catholic Hlth Initiatives Ser A
  5.375%, 12/01/11                                       1,240        1,284,714
                                                                 --------------
Louisiana-0.8%
Jefferson Parish Home Mortgage Rev
  FNMA & GNMA Mortgage-Backed
  Securities Ser C-1 AMT
  5.40%, 12/01/24                                          380          382,953


                    Schedule of Investments--Diversified Municipal Portfolio  17

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
Louisiana Local Govt
  Env Facs & Cmnty Dev Auth
  Rev Air Cargo
  6.65%, 1/01/25                                $          830   $      882,099
Louisiana State
  Ser C FSA
  5.00%, 5/01/13                                        14,960       16,040,261
Louisiana State Citizens Property
  Insurance Corp.
  Assmt Rev Ser B
  5.25%, 6/01/14                                         1,650        1,805,298
Louisiana State Office Facs Corp.
  Lease Rev
  Capitol Complex Program Ser A MBIA
  5.50%, 3/01/11                                         2,000        2,105,200
New Orleans
  Ref MBIA
  5.25%, 12/01/20                                        5,845        6,335,045
Terrebonne Parish Wtrwrks Dist No. 001
  Wtr Rev
  Wtr Rev Ser A AMBAC
  5.25%, 11/01/23                                        2,000        2,156,240
                                                                 --------------
                                                                     29,707,096
                                                                 --------------
Maryland-2.5%
Maryland State
  Ref State & Local Facs Loan First
  Ser B
  5.25%, 2/15/12                                        50,285       54,552,185
  State & Local Facs Loan First Ser
  5.00%, 8/01/11                                        11,360       12,115,099
Montgomery Cnty
  Pub Impt Ser A
  5.00%, 2/01/16                                         2,965        3,194,876
Tax Exempt Muni Infrastructure
  Certificates Ser 2004C Class A
  4.05%, 11/01/08(c)                                     5,574        5,454,605
Tax Exempt Muni Infrastructure
  Ser 04A
  3.80%, 5/01/08(c)                                     18,816       18,699,153
                                                                 --------------
                                                                     94,015,918
                                                                 --------------
Massachusetts-7.1%
Haverhill
  GO FGIC
  6.00%, 6/15/08                                         1,095        1,124,543
Massachusetts Bay Transp Auth
  Ref Ser A MBIA
  7.00%, 3/01/10                                         9,615       10,647,843
  Sales Tax Rev Ref Senior Ser B
  5.00%, 7/01/11                                         2,385        2,527,098
  Sales Tax Rev Ser A
  Prerefunded 7/01/12 @ 100
  5.25%, 7/01/20                                         3,600        3,897,684
  Ser A
  5.50%, 3/01/12                                         3,780        4,014,020
  5.75%, 3/01/10                                         2,255        2,408,385

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
Massachusetts Port Auth Rev
  Ser B FSA
  5.50%, 7/01/09                                $        1,780   $    1,858,907
Massachusetts State
  Consolidated Loan Ser A
  5.00%, 8/01/12                                         9,640       10,301,208
  6.00%, 2/01/10                                         6,315        6,783,510
  Consolidated Loan Ser B
  5.00%, 8/01/12                                        17,400       18,593,466
  Prerefunded 6/01/10 @ 100
  5.70%, 6/01/19                                         3,480        3,735,641
  Consolidated Loan Ser C
  5.00%, 5/01/12                                         8,015        8,543,669
  5.25%, 12/01/08                                        5,285        5,473,199
  Prerefunded 8/01/08 @ 101
  5.25%, 8/01/11                                         2,785        2,894,423
  Prerefunded 12/01/11 @ 100
  5.375%, 12/01/18                                      11,870       12,818,413
  5.50%, 12/01/11                                        2,060        2,238,623
  Prerefunded 10/01/10 @ 100
  5.75%, 10/01/14                                        3,325        3,589,869
  Consolidated Loan Ser C FGIC
  5.50%, 11/01/13-11/01/14                              38,880       43,492,244
  Consolidated Loan Ser D
  5.00%, 5/01/14                                        10,340       11,185,192
  Prerefunded 8/01/12 @ 100
  5.375%, 8/01/22                                          110          119,931
  5.50%, 11/01/12                                       20,050       22,065,626
  Consolidated Loan Ser D MBIA
  Prerefunded 8/01/12 @ 100
  5.375%, 8/01/22                                        2,495        2,720,249
  Consolidated Loan Ser E
  5.50%, 1/01/09                                         3,890        4,050,968
  Ref Ser A
  5.50%, 1/01/10-2/01/10                                44,670       47,330,349
  Ref Ser A MBIA
  5.50%, 2/01/11                                         5,555        5,978,569
  Ser A
  5.50%, 1/01/11                                         1,255        1,346,414
  Wtr Poll Abatement Ser B
  Escrowed to Maturity
  5.25%, 8/01/14                                           950        1,051,925
Massachusetts State Hlth & Ed Facs Auth
  Rev
  Harvard Univ Ser N
  6.25%, 4/01/20                                         2,820        3,510,110
  New England Med Ctr Hosp
  Ser H FGIC
  5.00%, 5/15/07-5/15/08                                 2,000        2,029,860
Massachusetts Wtr Poll Abatement Trust
  New Bedford Program Ser A
  5.125%, 2/01/16                                        3,460        3,603,625
  Pool Program Bds Ser 7
  5.25%, 2/01/10                                         2,200        2,316,204
  Ser B
  5.25%, 8/01/14                                            55           60,901


18  Sanford C. Bernstein Fund, Inc.--2006 Annual Report

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
University of Massachusetts Bldg Auth
  Ref Senior Ser 2 AMBAC
  5.00%, 11/01/18                               $       18,690   $   20,203,516
                                                                 --------------
                                                                    272,516,184
                                                                 --------------
Michigan-2.0%
Berkley City Sch Dist
  FGIC
  7.00%, 1/01/08                                         1,000        1,041,840
Detroit City Sch Dist
  Sch Bldg & Site Impt Ser A
  FGIC Q-SBLF
  Prerefunded 5/01/13 @ 100
  5.00%, 5/01/32                                         1,295        1,398,704
  Ser A AMBAC
  6.50%, 5/01/10                                         1,065        1,166,952
Detroit Sewage Disposal Rev
  Ser A
  Prerefunded 1/01/10 @ 101
  6.00%, 7/01/29                                         3,105        3,359,548
  Ser B MBIA
  6.00%, 7/01/10                                         2,510        2,720,790
Detroit Wtr Supply Sys Rev
  Senior Lien Ser A FGIC
  Prerefunded 1/01/10 @ 101
  5.875%, 7/01/22                                        3,475        3,752,236
Grand Rapids Wtr Supply Sys Rev
  FGIC
  5.75%, 1/01/12                                         2,100        2,277,723
Lansing Cmnty College
  FGIC
  5.50%, 5/01/16                                         3,515        3,851,385
Michigan Mun Bd Auth Rev
  Clean Wtr State Revolving Fund
  5.25%, 10/01/19                                        4,500        4,851,720
  5.50%, 10/01/13                                        1,850        2,053,500
  Prerefunded 10/01/09 @ 101
  5.625%, 10/01/11                                       1,270        1,356,716
  Prerefunded 10/01/09 @ 101
  5.75%, 10/01/14                                        3,745        4,013,891
  Ref Sch Loan Ser A
  5.25%, 12/01/10                                        5,215        5,533,949
Michigan Pub Pwr Agy
  Ref Belle River Proj Ser A MBIA
  5.25%, 1/01/10                                         9,065        9,526,771
Michigan State Comprehensive Transp
  Ser B FSA
  5.00%, 5/15/07                                         1,000        1,008,930
Michigan State COP
  New Ctr Dev Inc. MBIA
  5.375%, 9/01/19                                        4,775        5,161,966
Michigan State Trunk Line
  FGIC
  5.00%, 11/01/12                                        4,130        4,438,222
  Ref Ser B
  5.00%, 9/01/13                                         2,055        2,220,386

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
  Ref Ser B FSA
  5.00%, 9/01/11                                $        5,000   $    5,314,500
  Ser 2006 FGIC
  5.25%, 11/01/13                                        5,000        5,484,950
  Ser A FSA
  Prerefunded 11/01/11 @ 100
  5.50%, 11/01/18                                        1,110        1,206,459
Walled Lake Consolidated Sch Dist
  MBIA
  6.00%, 5/01/07                                         2,000        2,028,040
  Q-SBLF
  5.75%, 5/01/13                                         2,000        2,143,660
Wayne Cnty Cmnty College
  Cmnty College Impt FGIC
  5.00%, 7/01/08                                         1,925        1,971,970
                                                                 --------------
                                                                     77,884,808
                                                                 --------------
Minnesota-0.4%
Minnesota Pub Facs Auth Wtr & Pwr
  Ref Ser D
  5.00%, 3/01/13                                         1,145        1,235,295
Minnesota Public Fac Auth Wtr PCR
  Ref Ser D
  5.00%, 3/01/11                                         5,155        5,459,558
Minnesota State Hsg Fin Agy
  Residential Hsg Ser L-2
  2.35%, 1/01/31                                         2,420        2,413,030
Minnesota State Mun Pwr Agy Elec Rev
  4.50%, 10/01/12                                        2,395        2,494,512
Saint Paul Hsg & Redev Auth Hosp Rev
  Healtheast Proj
  5.15%, 11/15/20                                        2,770        2,862,795
  5.75%, 11/15/21                                        1,750        1,881,810
                                                                 --------------
                                                                     16,347,000
                                                                 --------------
Missouri-0.4%
Jackson Cnty Pub Bldg  Corp.
  Leasehold Rev
  Capital Impts Proj
  5.00%, 12/01/25                                        1,955        2,050,971
Kansas City Mun Assistance Corp Rev
  Leasehold Ref & Impt Ser A
  5.00%, 4/15/13                                         7,215        7,776,327
Missouri State Hsg Dev Commission
  FNMA & GNMA Mortgage Rev Single-
  Family Ser B-2 AMT
  6.40%, 9/01/29                                           440          456,095
Saint Louis Arpt Rev
  Arpt Dev Program Ser A MBIA
  Prerefunded 7/01/11 @ 100
  5.625%, 7/01/18-7/01/19                                4,895        5,332,173
                                                                 --------------
                                                                     15,615,566
                                                                 --------------
Nebraska-0.3%
Nebraska Pub Pwr Dist Rev
  General Ser B MBIA
  5.00%, 1/01/11                                        10,755       11,337,491
                                                                 --------------


                    Schedule of Investments--Diversified Municipal Portfolio  19

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
Nevada-1.9%
Clark Cnty
  Ref Transp Ser A FSA
  5.00%, 6/01/12                                $        8,695   $    9,285,217
  Ref Transp Ser B FSA
  5.00%, 6/01/12                                         6,955        7,427,105
  Ser A AMBAC
  6.50%, 6/01/17                                         1,760        2,136,957
  Spl Impt Dist No. 142
  5.00%, 8/01/10                                         3,485        3,600,284
  5.30%, 8/01/11                                         1,605        1,659,843
Clark Cnty Impt Dist
  Summerlin No. 151
  3.50%, 8/01/07                                           845          842,482
  3.95%, 8/01/09                                           470          464,661
  4.40%, 8/01/12                                           180          178,627
Clark Cnty PCR
  Southern California Ser C
  3.25%, 6/01/31(b)                                      1,175        1,147,528
Clark Cnty Sch Dist
  Ref FSA
  5.50%, 6/15/12                                        13,425       14,684,131
  Ref Ser A FGIC
  5.25%, 6/15/14                                         5,505        6,052,362
  Ser C FSA
  5.25%, 6/15/13                                         8,800        9,602,120
Henderson Local Impt Dist
  No. T-14
  4.35%, 3/01/09                                         2,090        2,091,338
  No. T-16
  4.75%, 3/01/13                                         1,000        1,009,020
Las Vegas Spl Impt Dist
  No. 607 Local Impt Bds
  4.30%, 6/01/08                                         1,655        1,656,754
  5.15%, 6/01/11                                         2,055        2,084,571
  No. 808 Summerlin Area Local Impt Bds
  5.50%, 6/01/07                                         1,015        1,026,388
Washoe Cnty Sch Dist
  Ser 1998 FGIC
  Prerefunded 12/01/08 @ 100
  5.25%, 6/01/14                                         1,555        1,611,353
  Ser 2002 Ref FSA
  5.00%, 8/01/07                                         5,775        5,844,069
                                                                 --------------
                                                                     72,404,810
                                                                 --------------
New Hampshire-0.4%
Manchester Hsg & Redev Auth Rev
  Ser A ACA
  6.75%, 1/01/13-1/01/15                                 6,155        6,688,339
New Hampshire Hlth & Ed Facs  Fin Auth
  Univ Sys of New Hampshire AMBAC
  5.375%, 7/01/20                                        7,090        7,686,056
                                                                 --------------
                                                                     14,374,395
                                                                 --------------
New Jersey-6.6%
Garden St Pres Tr
  Open Space & Farmland Ser 05A FSA
  5.80%, 11/01/17                                        2,325        2,682,887

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
Jersey City
  Ser A
  6.00%, 10/01/07                               $        2,620   $    2,682,775
New Jersey Eco Dev Auth
  Cigarette Tax Rev FGIC
  5.00%, 6/15/09                                         3,655        3,783,327
New Jersey Eco Dev Auth Market
  Transition Facs Rev Senior Lien
  Ser A MBIA
  5.00%, 7/01/09-7/01/11                                15,495       16,356,258
New Jersey Eco Dev Auth Rev
  Cigarette Tax FGIC
  5.00%, 6/15/10                                        12,500       13,064,875
  Ser 04 FGIC
  5.00%, 6/15/11                                         4,640        4,897,659
  Cigarette Tax FSA
  5.00%, 6/15/09                                         2,505        2,592,951
  Ser 04 FSA
  5.00%, 6/15/10                                         3,615        3,778,362
  Sch Facs Constr Ser C MBIA
  Escrowed to Maturity
  5.00%, 6/15/09                                           245          254,239
  5.00%, 6/15/09                                         3,055        3,168,615
  Prerefunded 6/15/12 @ 100
  5.00%, 6/15/15                                         4,275        4,582,843
  Sch Facs Constr Ser G MBIA
  5.00%, 9/01/13-9/01/15                                24,090       25,991,243
New Jersey Environmental Infra Trust
  WasteWtr Treatment AMBAC
  5.00%, 3/01/08                                         1,000        1,020,680
New Jersey Healthcare Facs Fin
  Auth Rev
  Jersey City Med Ctr AMBAC FHA
  4.80%, 8/01/21                                           555          560,306
New Jersey State
  GO
  5.50%, 2/01/10                                         1,110        1,175,834
  Ref Ser N AMBAC
  5.25%, 7/15/11                                         6,000        6,441,780
New Jersey State COP
  Equipment Lease Purchase Ser A
  5.00%, 6/15/07(d)                                      9,135        9,222,422
New Jersey State Transp Trust
  Fund Auth
  GABS Ser A FGIC
  5.00%, 6/15/13-6/15/14                                11,520       12,448,046
  Ser B MBIA
  5.25%, 12/15/14                                       17,640       19,439,104
  Ser C AMBAC
  5.25%, 12/15/08                                       11,960       12,393,191
  Transp Sys Ser A
  Ser 05A
  5.25%, 12/15/12                                       10,080       10,943,453
  Transp Sys Ser A AMBAC
  5.50%, 12/15/13                                        7,290        8,097,513
  Transp Sys Ser A MBIA
  5.25%, 12/15/11-12/15/13                              25,910       28,259,403


20  Sanford C. Bernstein Fund, Inc.--2006 Annual Report

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
  Transp Sys Ser B MBIA
  5.00%, 12/15/21                               $        3,000   $    3,203,160
  5.25%, 12/15/13                                       11,290       12,363,792
  Transp Sys Ser C
  5.50%, 12/15/11                                        6,550        7,125,024
  Prerefunded 6/15/13 @ 100
  5.50%, 6/15/21                                         3,275        3,638,067
  Transp Sys Ser C FSA
  5.50%, 12/15/10                                        6,090        6,534,205
  5.75%, 12/15/12                                        5,000        5,565,650
New Jersey State Turnpike Auth Rev
  Ser A AMBAC
  3.15%, 1/01/35                                         5,095        5,026,778
  Ser A MBIA
  5.50%, 1/01/09                                         1,210        1,261,933
  Unrefunded Balance Ser A MBIA
  6.00%, 1/01/11                                        14,175       15,536,367
                                                                 --------------
                                                                    254,092,742
                                                                 --------------
New York-9.6%
Long Island Pwr Auth Elec Sys Rev
  Ser A
  5.00%, 6/01/07-6/01/08                                13,115       13,310,250
MTA Commuter Facs Rev
  Ser C-2 FGIC
  Escrowed to Maturity
  6.00%, 7/01/07                                         2,030        2,067,900
MTA Dedicated Tax Fund
  Ser A FGIC
  Prerefunded 10/01/15 @ 100
  5.00%, 4/01/23                                         2,835        3,126,126
New York City GO
  Ser B
  5.00%, 8/01/10                                        14,255       14,930,259
  5.25%, 8/01/09                                         8,500        8,866,095
  Ser D FGIC
  6.00%, 8/01/08                                         2,095        2,187,075
  Ser G
  5.00%, 8/01/09-8/01/12                                32,255       34,232,922
  Ser H
  5.00%, 8/01/11                                         3,330        3,521,042
  Ser I
  5.00%, 8/01/09-8/01/10                                 8,255        8,605,141
  5.875%, 3/15/13                                          100          101,591
  Ser N
  5.00%, 8/01/12                                         2,020        2,156,370
New York City TFA
  Future Tax Secured Ser B
  5.00%, 8/01/11                                         4,900        5,212,277
  Ser A-1
  4.50%, 11/01/06                                        4,755        4,758,091
  Ser C
  5.00%, 2/15/10                                         7,890        8,257,043
  Ser D MBIA
  5.25%, 2/01/20                                         2,360        2,539,667
  Ser E
  5.00%, 2/01/10                                         3,775        3,948,688

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
  Ser E MBIA
  5.25%, 2/01/21-2/01/22                        $        7,445   $    7,990,681
  SubSer D-1
  5.00%, 11/01/08                                       20,570       21,186,071
  Tax Secured Ref Ser B
  5.25%, 2/01/29(b)                                      1,140        1,209,962
New York State Dorm Auth
  City Univ Ser A
  5.75%, 7/01/07-7/01/13                                 2,280        2,408,695
  Hlth Facs Ser 1 FSA
  5.125%, 1/15/13                                        2,085        2,174,530
  Mental Hlth Facs Impt Ser B
  5.00%, 2/15/10                                         2,160        2,251,433
  Mental Hlth Ser D MBIA
  5.25%, 2/15/13                                         1,195        1,240,267
  New York Univ Ser A MBIA
  6.00%, 7/01/18                                         2,865        3,427,285
  Sch Dist Rev Fin Ser E MBIA
  5.50%, 10/01/08                                        3,820        3,972,456
New York State Twy Auth
  Personal Income Tax Rev
  Ser 2005 A FSA
  5.00%, 3/15/18                                         7,860        8,465,299
New York State Twy Auth Hwy & Brdg
  Trust Fund
  Ref Ser C MBIA
  5.25%, 4/01/11                                        15,310       16,381,853
  Second Gen Ser B FGIC
  5.00%, 4/01/13-4/01/16                                50,800       55,355,619
  Second Gen Ser B FSA
  5.00%, 4/01/08-4/01/15                                56,935       60,980,852
  Ser A MBIA
  5.00%, 4/01/09-4/01/21                                18,425       19,194,014
New York State Twy Auth Svc
  Contract Rev
  Local Hwy & Brdg Ser A
  5.00%, 3/15/08                                         7,570        7,725,488
New York State UDC Correctional &
  Youth Facs Svc Contract
  Ser A
  5.00%, 1/01/27                                         3,020        3,104,862
Tobacco Settlement Fin Corp.
  New York Tobacco Asset-Backed Bds
  Ser A-1
  5.00%, 6/01/08                                         7,240        7,401,380
  Tobacco Asset-Backed Bds Ser A-1
  5.25%, 6/01/12                                         8,650        8,658,131
  Tobacco Settlement Asset-Backed
  Ser A-1
  5.00%, 6/01/11                                         1,740        1,741,636
  Tobacco Settlement Asset-Backed
  Ser C-1
  5.50%, 6/01/14                                        16,540       17,320,522
                                                                 --------------
                                                                    370,011,573
                                                                 --------------


                    Schedule of Investments--Diversified Municipal Portfolio  21

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
North Carolina-2.7%
Charlotte COP
  Equipment Acquisition Proj Ser B
  5.00%, 3/01/09                                $        5,000   $    5,163,450
North Carolina Eastern Mun Pwr Agy
  Pwr Sys Rev Ser B ACA
  6.125%, 1/01/09                                        2,105        2,208,608
North Carolina Eastern Mun Pwr Agy
  Pwr Sys Rev
  Ref Ser A
  5.50%, 1/01/11                                         3,660        3,880,771
  Ref Ser C
  5.25%, 1/01/11                                         2,765        2,905,047
  Ser A
  Prerefunded 1/01/22 @ 100
  6.00%, 1/01/26                                         1,720        2,116,374
  Ser B
  5.70%, 1/01/17                                         1,880        1,994,267
  6.125%, 1/01/09                                        3,910        4,093,027
  Ser D
  6.45%, 1/01/14                                           630          684,388
North Carolina Infra Fin Corp. COP
  Cap Impt Ser A
  5.00%, 2/01/13                                         4,295        4,602,093
  Cap Impt Ser A FSA
  5.00%, 2/01/13-2/01/15(a)                             22,265       24,192,516
North Carolina Mun Pwr Agy No. 1
  Catawba Elec Rev
  Escrowed to Maturity
  5.50%, 1/01/13                                         4,170        4,527,327
  Catawba Elec Rev Ser A
  5.50%, 1/01/12-1/01/13                                13,680       14,701,783
North Carolina State
  Pub Impt Ser A
  5.25%, 3/01/13                                         5,000        5,471,200
  5.50%, 3/01/11                                        18,510       20,009,495
  Pub Impt Ser B
  5.00%, 4/01/13                                         6,635        7,168,454
                                                                 --------------
                                                                    103,718,800
                                                                 --------------
Ohio-2.1%
Cuyahoga Cnty Hosp Facs Rev
  Canton Inc. Proj
  6.75%, 1/01/10                                         1,725        1,795,415
Hamilton Cnty Sales Tax
  Sub Ser B AMBAC
  5.75%, 12/01/12-12/01/13                               6,455        6,984,008
Hilliard Sch Dist
  Ref Sch Constr MBIA
  5.00%, 12/01/25                                        2,810        2,996,921
Montgomery Cnty Hosp Rev
  Grandview Hosp & Med Ctr
  Escrowed to Maturity
  5.40%, 12/01/09                                        1,145        1,207,002
  Prerefunded 12/01/09 @ 100
  5.50%, 12/01/10                                        2,100        2,219,931
  Prerefunded 12/01/09 @ 100
  5.60%, 12/01/11                                        1,000        1,060,070

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
Ohio State
  Cmnty Schs Ser B
  5.00%, 9/15/11                                $        1,785   $    1,901,453
  Hgr Ed Capital Facs Ser II-A AMBAC
  5.00%, 8/01/11                                        16,500       17,521,515
  Hwy Cap Impt Ser I
  5.00%, 5/01/14                                         5,000        5,432,750
Ohio State Bldg Auth
  Adult Correctional Bldg Fund B
  5.00%, 4/01/12                                         5,000        5,333,150
  State Facs Administration Bldg Fund
  Ref Proj B FSA
  5.25%, 10/01/08                                        5,430        5,608,104
  Workers Compensation Facs
  Ser A FGIC
  5.00%, 4/01/11-4/01/12                                 8,265        8,821,970
Ohio State Wtr Dev Auth PCR
  5.25%, 12/01/17                                        6,850        7,427,249
  Water Quality Loan Fund
  5.00%, 6/01/13                                         5,760        6,215,674
Port Authority of Columbiana County
  SWFR Liberty Wste Transp LLC
  Proj Ser A AMT
  7.00%, 8/01/21                                         4,735        4,803,184
                                                                 --------------
                                                                     79,328,396
                                                                 --------------
Oklahoma-2.1%
McGee-Creek Auth Wtr Rev
  MBIA
  6.00%, 1/01/23                                         3,980        4,708,539
Oklahoma City Arpt Trust
  Junior Lien-27th Ser-Ser B FSA
  5.50%, 7/01/07                                         1,065        1,079,697
Oklahoma Dev Fin Auth Rev
  Hillcrest Healthcare Sys Ser A
  Escrowed to Maturity
  5.00%, 8/15/09                                         1,000        1,037,180
  Prerefunded 8/15/09 @ 101
  5.75%, 8/15/13                                         2,240        2,388,803
  Solid Waste Disposal Ser A
  3.30%, 12/01/21(b)                                     5,305        5,300,756
Oklahoma Hsg Fin Agy
  Single-Family Redev Mortgage
  Homeownership Loan Ser B-2 AMT
  6.55%, 3/01/29                                           200          206,562
Tulsa Cnty Industrial Auth
  Cap Impts Rev Ser B
  5.00%, 5/15/09                                        10,900       11,263,297
  Cap Impts Rev Ser B FSA
  5.00%, 5/15/10-5/15/12                                51,315       54,339,034
                                                                 --------------
                                                                     80,323,868
                                                                 --------------
Oregon-0.7%
Clackamas & Washington Cnty Sch Dist
  No. 003 Ser B FGIC
  5.00%, 6/15/12                                         5,190        5,558,231
Deschutes Cnty Administrative Sch Dist
  No. 1 Ref FSA
  5.00%, 12/15/11                                        3,410        3,634,276


22  Sanford C. Bernstein Fund, Inc.--2006 Annual Report

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
Emerald Peoples Util Dist
  FGIC
  7.35%, 11/01/08                               $        1,265   $    1,360,292
Oregon State Dept Admin Svcs
  COP Ref Ser B MBIA
  5.25%, 5/01/14                                         1,775        1,917,976
Portland Swr Sys Rev
  First Lien Ser A MBIA
  5.00%, 6/15/13                                         5,090        5,494,757
Tri County Metro Transp Dist
  Payroll Tax & Grant Receipt MBIA
  4.00%, 5/01/14                                         4,500        4,532,760
  5.00%, 5/01/12                                         1,000        1,069,600
Washington Cnty Sch Dist No. 48J Beaverton
  Ref FSA
  5.00%, 6/01/13                                         4,600        4,963,906
                                                                 --------------
                                                                     28,531,798
                                                                 --------------
Pennsylvania-4.5%
Allegheny Cnty
  Ser C-54 MBIA
  5.375%, 11/01/18                                       3,400        3,728,508
Allegheny Cnty Arpt Rev
  Pittsburgh Int'l Arpt Ser A-1 MBIA AMT
  5.75%, 1/01/09-1/01/10                                 5,710        5,966,096
Allegheny Cnty Hosp Dev Auth Rev
  West Pennsylvania Hlth Sys Ser B
  9.25%, 11/15/22                                        3,020        3,588,726
Allegheny Cnty Redev Auth
  Pittsburgh Mills Proj
  5.10%, 7/01/14                                           625          642,363
Beaver County IDA PCR
  Cleveland Electric Proj
  3.75%, 10/01/30(b)                                    13,150       13,117,520
Chester Cnty
  Ser 2005
  5.00%, 11/15/22                                        5,000        5,357,350
Chester Cnty Hlth & Ed Facs Auth Hosp Rev
  Chester Cnty Hosp Ser A
  6.75%, 7/01/21                                         1,320        1,443,116
Delaware Valley Regl Fin Auth
  Ser A AMBAC
  6.84%, 7/01/27(b)                                     21,040       21,202,639
Pennsylvania Eco Dev Fin Auth SWDR
  Waste Mgmt Inc. Proj Ser A AMT
  3.25%, 11/01/21(b)                                     2,500        2,497,900
Pennsylvania State
  First Ref Ser 2002
  5.50%, 2/01/14                                         5,310        5,939,766
  Ref & Projs First Ser
  5.25%, 2/01/14                                        10,800       11,908,620
  Ref & Projs First Ser MBIA
  5.00%, 2/01/15                                         5,145        5,570,492
  5.25%, 2/01/11                                         1,085        1,160,093
  Ref Second Ser
  5.00%, 10/01/12                                        5,000        5,382,600
  Second Ser FGIC
  5.00%, 7/01/12-7/01/13                                22,520       24,249,700

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
  5.50%, 6/01/10                                $        4,635   $    4,942,301
  Third Ref
  5.25%, 7/01/14                                        13,410       14,787,877
  Third Ser
  5.00%, 9/01/11-9/01/12                                13,335       14,271,198
  5.25%, 7/01/11                                        11,075       11,879,377
Philadelphia Arpt Rev
  Ser B FGIC AMT
  6.00%, 6/15/07                                         1,200        1,219,584
Philadelphia Parking Auth
  Rev Bds FSA
  5.50%, 9/01/11                                         1,915        2,033,998
Westmoreland Cnty Mun Auth Mun Svc Rev
  FGIC
  5.00%, 8/15/08-8/15/09                                12,540       12,928,809
                                                                 --------------
                                                                    173,818,633
                                                                 --------------
Puerto Rico-1.2%
Puerto Rico Commonwealth
  Ref Public Impt Ser C FSA
  5.00%, 7/01/21(b)                                     14,980       15,350,605
Puerto Rico Commonwealth Govt Dev Bank
  Ser B
  5.00%, 12/01/08                                       21,245       21,740,858
Puerto Rico Govt Dev Bank
  Sr Notes Ser B
  5.00%, 12/01/07                                        7,195        7,289,111
                                                                 --------------
                                                                     44,380,574
                                                                 --------------
Rhode Island-0.4%
Providence Pub Bldg Auth
  Ser A FSA
  5.10%, 12/15/09                                        1,000        1,022,990
Rhode Island Depositors Eco
  Protection Corp.
  Ser A
  Escrowed to Maturity
  6.375%, 8/01/22                                        5,780        7,322,856
  Ser A FSA
  Escrowed to Maturity
  5.50%, 8/01/20                                         1,500        1,695,975
Rhode Island Depositors Protection Corp.
  Ser A FSA
  Escrowed to Maturity
  5.75%, 8/01/19                                         4,940        5,759,101
                                                                 --------------
                                                                     15,800,922
                                                                 --------------
South Carolina-1.5%
Greenville Cnty Sch Dist
  5.00%, 12/01/15                                        5,000        5,407,900
  Ref Bldg Equity
  5.00%, 12/01/10-12/01/14                              17,600       18,769,853
Horry Cnty Sch Dist
  Ser A SCSDE
  5.375%, 3/01/18                                        5,285        5,701,669
Lancaster Cnty Assmt Rev
  Edenmoor Impt Dist Ser B
  5.375%, 12/01/16                                       4,290        4,386,654


                    Schedule of Investments--Diversified Municipal Portfolio  23

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
Newberry Investing In Children Ed
  Newberry Cnty Sch Dist Proj
  5.25%, 12/01/23-12/01/25                      $        2,315   $    2,413,705
Orangeburg Projs Corp.
  Capital Projs Sales & Use Tax
  Rev MBIA
  4.75%, 10/01/07                                        2,635        2,667,595
Richland Cnty Env Impt Rev
  Int'l Paper Co. Proj Ser A
  4.25%, 10/01/07                                        1,200        1,202,196
Richland Cnty Sch Dist No. 001
  FSA SCSDE
  4.75%, 3/01/10                                         2,310        2,400,437
South Carolina Ed Facs Auth
  Furman Univ Ser B
  3.80%, 10/01/39                                        8,000        8,000,000
South Carolina State Pub Svc Auth Rev
  Ref Ser B MBIA
  5.00%, 1/01/11-1/01/12                                 7,245        7,703,984
                                                                 --------------
                                                                     58,653,993
                                                                 --------------
Tennessee-0.3%
Chattanooga Hlth Ed & Hsg Fac Brd
  Catholic Hlth Initiatives Ser A
  5.375%, 12/01/11                                       3,215        3,330,933
Memphis-Shelby Cnty Arpt Auth Rev
  Ser A MBIA AMT
  6.00%, 2/15/08                                         1,000        1,031,750
  6.25%, 2/15/10                                         1,000        1,076,630
  Ser D AMBAC
  6.25%, 3/01/18                                         3,000        3,223,260
Shelby Cnty
  Pub Impt Ser A
  5.625%, 4/01/14                                        2,400        2,558,928
                                                                 --------------
                                                                     11,221,501
                                                                 --------------
Texas-8.1%
Arlington ISD
  Prerefunded 2/15/09 @ 100
  5.00%, 2/15/21                                         2,980        3,077,029
  Ser 1999 Unrefunded PSF Guaranteed
  5.00%, 2/15/21                                            20           20,523
  Ser 2005 PSF Guaranteed
  5.00%, 2/15/14                                         3,100        3,347,194
Austin
  Pub Impt
  5.75%, 9/01/10                                         1,170        1,238,831
Bell Cnty
  Ltd. Tax Notes FSA
  5.00%, 2/15/11                                        15,435       16,306,151
Bell Cnty Hlth Facs Dev Corp.
  Lutheran General Healthcare Sys
  Escrowed to Maturity
  6.50%, 7/01/19                                         1,000        1,228,590
Brownsville Util Sys Rev
  AMBAC
  6.25%, 9/01/10-9/01/11                                 2,775        3,071,710

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
Carrollton
  Ref & Impt
  5.00%, 8/15/07                                $        3,205   $    3,244,870
Cypress-Fairbanks ISD
  PSF Guaranteed
  5.25%, 2/15/16                                         3,370        3,446,836
  Ref & Sch House PSF Guaranteed
  Escrowed to Maturity
  5.75%, 2/15/08                                         1,435        1,477,175
  Unrefunded Portion-Ref & Sch House
  PSF Guaranteed
  5.75%, 2/15/08                                         3,885        3,998,131
Dallas Cnty Cmnty College Dist
  Maintenance Tax Notes
  5.00%, 2/15/09                                         3,355        3,463,467
Dallas Cnty Util & Reclamation Dist
  MBIA
  5.00%, 2/15/10                                         4,630        4,830,433
Dallas ISD
  Ref Delayed Delivery
  PSF Guaranteed
  5.25%, 8/15/08                                         3,885        4,003,648
Dallas Wtrwrks & Swr Sys Rev
  5.00%, 10/01/13                                        3,620        3,766,682
El Paso
  Ref FGIC
  5.00%, 8/15/12                                         5,710        6,113,354
Garland ISD
  Ref Ser A PSF Guaranteed
  4.00%, 2/15/08                                         2,000        2,012,080
Gulf Coast IDA Rev
  Citgo Petroleum Corp Proj
  3.89%, 10/01/32                                        8,500        8,500,000
Harris Cnty
  Prerefunded 10/01/11 @ 100
  5.375%, 10/01/18                                       1,475        1,594,342
  5.375%, 10/01/18                                         920          990,518
  Flood Ctl Dist Ref Ser A
  5.25%, 10/01/20-10/01/23                              11,880       12,854,986
  Ref Permanent Impt Ser A
  5.25%, 10/01/24                                       14,000       15,087,660
  Ref Toll Road Senior Lien FSA
  5.375%, 8/15/23                                        2,770        2,983,678
  Toll Road
  5.125%, 8/15/17                                        1,000        1,012,980
  Toll Road Senior Lien MBIA
  5.00%, 8/15/24                                         2,000        2,019,780
Houston
  Ref Pub Impt Ser A MBIA
  5.00%, 3/01/09                                        13,100       13,534,396
  5.25%, 3/01/14                                         9,900       10,852,479
  Ref Pub Impt Ser B FSA
  5.50%, 3/01/09-3/01/10                                11,615       12,216,979
Houston Hotel Occupancy Tax &
  Spl Rev
  Ref Convention & Entertainment
  Ser A AMBAC
  5.50%, 9/01/10                                         3,000        3,208,230


24  Sanford C. Bernstein Fund, Inc.--2006 Annual Report

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
Houston Wtr & Swr Sys Rev
  Ref Jr Lien Ser A
  5.00%, 12/01/30                               $        1,610   $    1,726,999
  Ref Jr Lien Forward Ser B AMBAC
  Prerefunded 12/01/12 @ 100
  5.75%, 12/01/16-12/01/17                               5,000        5,568,350
Katy Dev Auth Rev
  Metro Contract Ser A
  5.75%, 6/01/09                                         6,220        6,367,725
Killeen ISD
  Ref PSF Guaranteed
  5.25%, 2/15/20                                         2,270        2,428,264
Lamar Consolidated ISD
  Schhouse PSF Guaranteed
  5.00%, 2/15/12                                         3,700        3,941,166
Lower Colorado River Auth Rev
  AMBAC
  5.00%, 5/15/08                                         2,920        2,987,131
  Ref Ser A FSA
  Prerefunded 5/15/09 @ 101
  5.875%, 5/15/16                                            5            5,333
  Unrefunded Balance Ref Ser A
  5.875%, 5/15/16                                       10,780       11,453,750
Magnolia ISD
  PSF Guaranteed
  5.00%, 8/15/16                                         1,800        1,862,460
Northeast Hosp Auth
  Northeast Med Ctr Hosp Rev FSA
  5.75%, 5/15/07                                         1,715        1,737,209
Port of Port Arthur Navigation Dist
  AMBAC
  6.00%, 3/01/08                                         1,875        1,935,656
Red River Ed Fin Rev
  Parish Day Sch Proj Ser A
  3.10%, 12/01/31                                        2,330        2,318,350
Retama Dev Corp. Spl Facs Rev
  Retama Racetrack
   Escrowed to Maturity
  8.75%, 12/15/13-12/15/15                               7,030        8,799,920
San Antonio
  Ref Gen Impt Ser 2006
  5.25%, 8/01/12                                         5,000        5,410,650
San Antonio Elec & Gas
  Pwr Sys Rev
  5.25%, 2/01/08                                         1,000        1,022,150
  5.375%, 2/01/20                                        2,500        2,704,350
  Ref Sys
  5.25%, 2/01/09                                         4,130        4,282,356
  5.375%, 2/01/13                                        5,000        5,468,200
  5.50%, 2/01/10                                         1,115        1,180,774
San Antonio Hotel Occupancy Rev
  Ref Sub Lien Ser B AMBAC
  5.00%, 8/15/34                                        18,445       18,892,291
San Antonio Wtr Sys Rev
  Ref FSA
  5.50%, 5/15/18                                         4,000        4,368,160

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
Seguin ISD
  PSF Guaranteed
  5.00%, 4/01/23                                $        3,455   $    3,528,661
Tarrant Cnty Hlth Facs Dev Corp.
  Harris Methodist Hlth Sys Ser A
  Escrowed to Maturity
  5.125%, 9/01/12                                        2,755        2,888,094
Texas A & M University Revs
  Fin Sys Ser B
  5.00%, 5/15/12                                         1,260        1,344,937
Texas Mun Pwr Agy Rev
  MBIA
  5.25%, 9/01/09                                         1,530        1,600,365
Texas State
  5.25%, 8/01/21                                         2,875        2,997,274
  Ser B
  5.125%, 10/01/09                                      14,855       15,433,751
Texas State Pub Fin Auth Rev
  Ref Bldg & Procurement Projs
  AMBAC Ser A
  5.00%, 2/01/15                                         5,000        5,402,600
Texas State Transp Commission
  First Tier
  5.00%, 4/01/14                                         5,000        5,404,900
Texas State Univ Sys Fin Rev
  Ref FSA
  5.25%, 3/15/13                                         5,215        5,621,040
Texas State Wtr Dev Brd Rev
  Revolving Senior Lien Ser A
  5.50%, 7/15/10                                         2,230        2,232,966
Trinity River Auth Regional Waste
  Wtr Sys Rev MBIA
  5.25%, 8/01/08                                         3,295        3,397,672
University of Texas Univ Rev
  Fin Sys Ser B
  Prerefunded 8/15/11 @ 100
  5.375%, 8/15/19                                        1,230        1,324,292
  Funding Sys Ser B
  5.00%, 8/15/14                                         5,435        5,893,768
Waco ISD
  Ref PSF Guaranteed
  5.25%, 2/15/07                                         1,965        1,976,967
Williamson Cnty
  Ltd. Tax Notes Ser B FSA
  5.00%, 2/15/07                                         1,000        1,005,270
  Ref MBIA
  5.00%, 2/15/14                                         5,000        5,398,700
                                                                 --------------
                                                                    309,415,233
                                                                 --------------
Utah-0.1%
Intermountain Pwr Agy Pwr Supply Rev
  Ref AMBAC
  5.00%, 7/01/10                                         1,505        1,579,136
  Ser A AMBAC
  6.50%, 7/01/08                                         2,000        2,100,226
                                                                 --------------
                                                                      3,679,362
                                                                 --------------


                    Schedule of Investments--Diversified Municipal Portfolio  25

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
Vermont-0.0%
Vermont Ed & Hlth Bldg Fin Agy Rev
  Norwich Univ Proj
  5.50%, 7/01/18                                $        1,165   $    1,213,126
                                                                 --------------
Virginia-2.2%
Arlington Cnty
  Ref Pub Impt
  5.00%, 1/15/13                                         4,690        5,072,329
Broad Str CDA
  7.125%, 6/01/15                                        3,510        3,860,087
Celebrate CDA Spl Assmt Rev
  Proj Ser B
  6.25%, 3/01/18                                         3,561        3,786,411
Chesapeake IDA Rev
  Poll Ctl Proj
  5.25%, 2/01/08(b)                                      3,600        3,619,512
Fairfax Cnty
  Ref & Pub Impt Ser A
  5.00%, 10/01/12                                        6,560        7,080,339
  Ser B
  5.00%, 6/01/13                                         5,330        5,784,489
Norfolk GO
  Ref Cap Impt MBIA
  5.00%, 3/01/14                                         3,065        3,335,517
Pocahontas Pkwy Assoc Toll Rd Rev
  Cap Appreciation Sr Ser B
  Zero Coupon, 8/15/15                                   4,000        2,576,320
Richmond
  GO FSA
  5.50%, 1/15/12                                         4,000        4,341,400
Russell Cnty IDA PCR
  Appalachian Pwr Co. Proj Ser I
  2.70%, 11/01/07(b)                                     3,000        2,996,340
Virginia College Bldg Auth Ed Facs Rev
  21st Century College & Equipment
  5.00%, 2/01/10                                         4,445        4,648,092
  Pub Hgr Ed Ser A
  Prerefunded 9/01/10 @ 100
  5.75%, 9/01/13                                         1,585        1,708,757
  Ref-21st Century College Proj
  Ser B
  5.00%, 2/01/11                                         6,600        6,982,932
Virginia Commonwealth Brd of
  Transp Rev
  Ref U.S. Route 58 Corr Dev Ser B
  5.25%, 5/15/11                                         5,620        6,023,066
Virginia Polytechnic Institute
  State Univ
  Unrefunded Balance Ser A
  5.25%, 6/01/08                                            75           76,695
Virginia Pub Sch Auth
  Sch Fin 1997 Ser B
  5.50%, 8/01/10                                         6,200        6,628,544
  Ser A
  5.00%, 8/01/14                                         5,040        5,481,353

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
Virginia State Pub Bldg Auth Pub Facs Rev
  Ref Ser D
  5.00%, 8/01/11                                $        2,375   $    2,526,359
  Ser C
  5.00%, 8/01/12                                         8,300        8,914,366
                                                                 --------------
                                                                     85,442,908
                                                                 --------------
Washington-4.3%
Clark Cnty Pub Util Dist No. 1
  Elec Rev AMBAC
  5.25%, 1/01/09                                         5,000        5,180,250
  5.50%, 1/01/08                                         2,270        2,323,163
Cowlitz Cnty Spl Swr Rev
  CSOB WasteWtr Treatment FGIC
  5.50%, 11/01/19                                        1,435        1,650,881
Douglas Cnty Sch Dist No. 206 (Eastmont)
  FGIC
  5.75%, 12/01/14                                        1,150        1,247,923
Energy Northwest Elec Rev
  Ref Columbia Generating Ser A AMBAC
  5.25%, 7/01/11                                           120          128,770
  Ref Columbia Generating Ser A MBIA
  5.75%, 7/01/18                                         2,455        2,699,714
  Ref Columbia Generating Ser A XLCA
  5.50%, 7/01/10                                         1,795        1,913,069
  Ref Proj 1 Ser A
  5.00%, 7/01/12-7/01/14                                11,065       11,904,437
  Ref Proj Ser A MBIA
  5.75%, 7/01/17                                         7,000        7,705,320
  Unrefunded Columbia Ser A AMBAC
  5.25%, 7/01/11                                         1,695        1,812,769
Seattle
  Ref
  5.00%, 1/01/10                                         2,285        2,381,930
Seattle Mun Light & Pwr Rev
  5.625%, 12/01/12-12/01/16                              6,590        7,076,330
  FSA
  5.50%, 3/01/09                                         5,995        6,260,938
  Ref & Impt FSA
  5.00%, 8/01/13-8/01/23                                15,495       16,555,674
Snohomish Cnty Sch Dist No. 016
  Arlington
  FGIC
  Prerefunded 12/01/10 @ 100
  6.50%, 12/01/15                                        1,685        1,876,180
Tacoma Elec Sys Rev
  Ser A FGIC
  5.00%, 1/01/08                                         3,125        3,179,406
  Ser B FSA
  5.50%, 1/01/10                                        10,910       11,548,562
Washington Hlth Care Facs Auth
  Childrens Hosp & Regional Med Ctr
  FSA
  5.25%, 10/01/14                                        5,425        5,632,864
Washington Pub Pwr Supply Sys Rev
  Nuclear Proj No. 3 Ser B
  5.60%, 7/01/07                                         3,500        3,551,590


26  Sanford C. Bernstein Fund, Inc.--2006 Annual Report

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
Washington State
  Motor Vehicle Fuel Tax Ser B FSA
  5.00%, 7/01/13-7/01/15                        $       16,335   $   17,721,199
  Motor Vehicle Fuel Tax Ser E AMBAC
  5.00%, 1/01/13-1/01/14                                 8,725        9,410,759
  Ref Var Purp Ser R-A AMBAC
  5.00%, 1/01/14                                         8,810        9,531,275
  Ser D AMBAC
  5.00%, 1/01/12-1/01/14                                13,865       14,854,126
  Ser D FSA
  5.00%, 1/01/14                                         2,630        2,845,318
  Var Purpose AMBAC
  5.00%, 7/01/13                                         3,120        3,363,734
  Var Purpose Ser 2003A
  5.00%, 7/01/13                                         5,000        5,330,500
  Var Purpose Ser A FSA
  5.00%, 7/01/14                                         6,260        6,794,354
                                                                 --------------
                                                                    164,481,035
                                                                 --------------
Wisconsin-1.4%
Wisconsin State
  Ref Ser 1 MBIA
  5.25%, 5/01/13                                         4,545        4,963,776
  5.50%, 5/01/10                                         5,140        5,473,586
  Ref Ser 2 MBIA
  5.00%, 5/01/14                                        19,690       21,353,411
  Ser B FSA
  5.25%, 5/01/17                                         2,000        2,132,780
  Ser B MBIA
  5.00%, 5/01/13                                         4,675        5,038,014
  Ser E FGIC
  5.00%, 5/01/13-5/01/15                                 5,890        6,399,546
Wisconsin State Transp Rev
  Ser B AMBAC
  5.00%, 7/01/13                                         4,200        4,520,334
Wisconsin Transp Rev
  Ser A FSA
  5.25%, 7/01/14                                         2,860        3,145,771
                                                                 --------------
                                                                     53,027,218
                                                                 --------------
Total Municipal Bonds
(cost $3,620,971,102)                                             3,664,044,791
                                                                 --------------

===============================================================================
Short-Term Municipal Notes-4.6%
-------------------------------------------------------------------------------
Alabama-0.4%
Decatur Industrial Dev Brd Environmental Facs Rev
  BP Amoco Chemical Co. Proj
  3.90%, 11/01/35(e)                                    14,000       14,000,000
                                                                 --------------
Alaska-0.1%
Valdez Marine Term Rev
  Ref BP Pipelines Inc Proj C
  3.85%, 7/01/37                                         2,000        2,000,000
                                                                 --------------
Delaware-0.8%
Delaware State Econ Dev Auth
  Hosp Billing Ser A
  3.80%, 12/01/15                                       30,000       30,000,000
                                                                 --------------

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
Illinois-0.1%
Will Cnty Exempt Facs Rev
  Amoco Chemical Co Proj
  3.90%, 7/01/32                                $        1,700   $    1,700,000
  Amoco Chem Co Proj
  3.90%, 3/01/28                                         1,565        1,565,000
  3.90%, 7/01/31(e)                                      1,300        1,300,000
                                                                 --------------
                                                                      4,565,000
                                                                 --------------
Indiana-0.1%
Whiting Env Facs Rev
  Ref Amoco Oil Co Proj
  3.90%, 1/01/26(e)                                      2,400        2,400,000
  Amoco Oil Co Proj
  3.90%, 7/01/31(e)                                      1,100        1,100,000
Whiting Ind Swr & SWDR
  Amoco Oil Co Proj
  3.90%, 1/01/26                                         1,900        1,900,000
                                                                 --------------
                                                                      5,400,000
                                                                 --------------
Louisiana-0.5%
Louisiana Local Govt Environment Facs
  Shreveport Util Sys Proj FSA
  3.78%, 10/01/26                                       15,000       15,000,000
Plaquemines Parish Environmental
  BP Exploration & Oil
  3.90%, 5/01/25(e)                                      5,100        5,100,000
                                                                 --------------
                                                                     20,100,000
                                                                 --------------
Michigan-0.2%
Oakland Univ Rev
  FGIC
  3.75%, 3/01/31(e)                                      9,795        9,795,000
                                                                 --------------
Missouri-0.1%
Missouri State Hlth & Ed Facs Auth
  Cox Hlth Sys AMBAC
  3.86%, 6/01/22(e)                                      2,000        2,000,000
                                                                 --------------
Nevada-0.1%
Clark Cnty Industrial Dev Rev
  Nevada Cogeneration I Proj
  3.83%, 11/01/20                                        3,580        3,580,000
                                                                 --------------
New York-0.3%
New York City
  SubSer J2
  3.75%, 2/15/16                                        13,620       13,620,000
                                                                 --------------
South Carolina-0.3%
Berkeley Cnty Exempt Fac Industrial Rev
  Amoco Chemical Co. Proj
  3.90%, 4/01/28-5/01/38(e)                             11,600       11,600,000
Florence Cnty Solid Waste Disposal Rev
  Adj Roche Carolina Inc Proj
  3.91%, 4/01/26(e)                                      1,000        1,000,000
                                                                 --------------
                                                                     12,600,000
                                                                 --------------
Texas-1.0%
Brazos River Harbor Naval Dist Resource
  Res Rev Merey Sweeney Proj Ser A
  3.90%, 4/01/21(e)                                      5,200        5,200,000


                    Schedule of Investments--Diversified Municipal Portfolio  27

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
Calhoun Cnty Naval Industrial Dev
  3.90%, 1/01/24                                $        1,400   $    1,400,000
Gulf Coast Wst Disp Auth Env Facs Rev
  BP Amoco Chemical Proj Ser B
  3.90%, 9/01/38                                         6,000        6,000,000
  Ref Prods North America
  3.90%, 7/01/26                                         4,300        4,300,000
Gulf Coast Wst Disp Auth Rev
  BP Amoco Chemical Proj
  3.90%, 5/01/38(e)                                      4,300        4,300,000
Port Corpus Christi IDC
  Citgo Petroleum Corp. Proj
  3.90%, 8/01/28                                        11,000       11,000,000
West Side Calhoun Cnty Naval Dist
  BP Chemicals Inc Proj
  3.90%, 4/01/31                                         4,650        4,650,000
                                                                 --------------
                                                                     36,850,000
                                                                 --------------

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
Washington-0.6%
King Cnty Swr Rev
  Jr Lien Ser A
  3.78%, 1/01/32(e)                             $       12,125   $   12,125,000
Port Bellingham IDC Env Facs
  BP West Coast Prods LLC
  3.90%, 12/01/33-3/01/38(e)                            11,075       11,075,000
                                                                 --------------
                                                                     23,200,000
                                                                 --------------
Total Short-Term Municipal Notes
(cost $177,710,000)                                                 177,710,000
                                                                 --------------
Total Investments--100.0%
(cost $3,798,681,102)(f)                                          3,841,754,791

Other assets less liabilities--0.0%                                     886,876
                                                                 --------------
Net Assets--100%                                                 $3,842,641,667
                                                                 --------------

===============================================================================
INTEREST RATE SWAP TRANSACTIONS
--------------------------------------------------------------------------------

                                                           Rate Type
                                             -----------------------------------
                    Notional                                        Payments         Unrealized
     Swap            Amount    Termination   Payments made by    received by the    Appreciation/
 Counterparty        (000)        Date        the Portfolio        Portfolio       (Depreciation)
--------------------------------------------------------------------------------------------------
Citigroup           $ 31,000      6/22/07          BMA*              2.962%        $   (140,772)
Goldman Sachs         15,900      1/05/07          BMA*              3.405%             (19,018)
JP Morgan             30,000      4/05/07          BMA*              2.988%            (137,619)
JP Morgan             17,500     10/01/07          BMA*              3.635%              19,086
Merrill Lynch         18,200      7/12/08          BMA*              3.815%             120,713
Morgan Stanley        15,900     10/06/06          BMA*              3.217%             (14,883)

* Variable interest based on the BMA (Bond Market Association) Municipal Swap Index, which fluctuates weekly.

--------------------------------------------------------------------------------
(a)   When-issued security.

(b)   Variable rate coupon, rate shown as of September 30, 2006.

(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2006, the aggregate market value of these securities amounted to $25,911,439 or 0.7% of net assets.

(d) Represents entire or partial position segregated as collateral for interest rate swaps.

(e) Represents entire or partial position segregated as collateral for when issued securities.

(f) At September 30, 2006, the cost basis for tax purposes was $3,798,681,535. Gross unrealized appreciation of investments was $57,665,703 and gross unrealized depreciation of investments was $14,592,447, resulting in net unrealized appreciation of $43,073,256 (excluding swap transactions).


28  Sanford C. Bernstein Fund, Inc.--2006 Annual Report

--------------------------------------------------------------------------------

Glossary of Terms:

      ACA--American Capital Access Financial Guaranty Corporation
      AMBAC--American Municipal Bond Assurance Corporation
      AMT--Alternative Minimum Tax--(subject to)
      BANS--Bond Anticipation Notes
      CDA--Community Development Administration/Authority
      CDD--Community Development District
      CFD--Community Facilities District
      COP--Certificate of Participation
      CPI--Consumer Price Index
      CSOB--Cowlitz Sewer Operation Board
      FGIC--Financial Guaranty Insurance Company
      FHA--Federal Housing Administration
      FHLMC--Federal Home Loan Mortgage Corp.
      FNMA--Federal National Mortgage Association
      FSA--Financial Security Assurance, Inc.
      GABS--Grant Anticipation Bonds
      GNMA--Government National Mortgage Association
      GO--General Obligation
      IBC--International Bancshares Corporation
      IDA--Industrial Development Authority
      IDC--Industrial Development Corp.
      ISD--Independent School District
      MBIA--Municipal Bond Investors Assurance
      MTA--Metropolitan Transportation Authority
      PCR--Pollution Control Revenue
      PSF Guaranteed--(Texas) Permanent Schools Funds
      Q-SBLF--Qualified School Bond Loan Fund
      SCSDE--The South Carolina State Department of Education
      SFMR--Single-Family Mortgage Revenue
      SWDR--Solid Waste Disposal Revenue
      SWFR--Solid Waste Finance Revenue
      TCRS--Transferable Custody Receipts
      TFA--Transitional Finance Authority
      UDC--Urban Development Corporation
      XLCA--XL Capital Assurance

See notes to financial statements.

--------------------------------------------------------------------------------
                         Sanford C. Bernstein Fund, Inc.
                             Schedule of Investments
                         California Municipal Portfolio
                               September 30, 2006
--------------------------------------------------------------------------------

                                        Principal Amount (000)     U.S. $ Value
===============================================================================
MUNICIPAL BONDS-98.2%
--------------------------------------------------------------------------------
Arizona-0.1%
Pima Cnty IDA
  Horizon Cmnty Learning Center
  4.45%, 6/01/14                                $          750   $      734,723
                                                                 --------------
California-82.4%
Anaheim Pub Fin Auth
  Elec Sys Rev Dist Facs MBIA
  5.00%, 10/01/18                                        2,075        2,150,488
Anaheim Union High Sch Dist
  Ser A FSA
  5.375%, 8/01/19                                        5,035        5,531,099
Antelope Valley Union High Sch Dist
  Ser A MBIA
  5.375%, 8/01/19                                        1,000        1,095,620
Antioch Pub Fin Auth Lease Rev
  Mun Facs Proj Ser B MBIA
  5.50%, 1/01/16                                         2,380        2,567,925
Azusa Uni Sch Dist
  FSA
  5.00%, 7/01/24                                         2,320        2,434,190
Bay Area Toll Auth Toll Brdg Rev
  San Francisco Bay Area Ser F
  5.00%, 4/01/12                                         2,910        3,118,851
California Dept of Transp Rev
  Fed Hwy GABS Ser A FGIC
  5.00%, 2/01/12-2/01/14                                33,225       35,926,279
California Dept of Wtr Res
  5.75%, 5/01/17                                         2,000        2,243,620
  5.875%, 5/01/16                                        8,000        9,024,800
  AMBAC
  5.375%, 5/01/18                                       29,675       32,730,635
  Central Vy Proj Ser AC MBIA
  5.00%, 12/01/16                                        7,400        8,066,296
  FGIC Ser 02A
  5.125%, 5/01/18                                        2,800        3,053,120
  Ser 02A
  Prerefunded 5/01/12 @ 101
  5.375%, 5/01/22                                        2,555        2,818,088
  Ser A
  5.25%, 5/01/10                                        21,425       22,703,644
  5.50%, 5/01/09-5/01/16                                21,140       22,291,685
  Ser W FSA
  Prerefunded 12/01/11 @ 100
  5.25%, 12/01/22                                          260          281,801
  Wtr Sys Ser Y FGIC
  5.25%, 12/01/18                                        5,000        5,438,050
  XLCA Ser 02A
  5.375%, 5/01/17                                       10,500       11,581,185


                     Schedule of Investments--California Municipal Portfolio  29

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
California Econ Rec Bds
  Ser A
  5.00%, 7/01/08-7/01/09                        $       14,510   $   14,944,214
  5.25%, 1/01/10-7/01/12                                50,945       54,059,814
  Ser A FGIC
  5.25%, 1/01/11                                        12,255       13,092,874
  Ser A MBIA
  5.00%, 7/01/10(a)                                     11,620       12,246,550
  5.00%, 7/01/11-7/01/12                                 9,680       10,367,170
California Ed Facs Auth Rev
  University of the Pacific
  5.50%, 11/01/18                                        2,105        2,298,113
California Poll Ctl Fin Auth PCR
  Ref Pacific Gas & Elec Ser C FGIC AMT
  3.50%, 12/01/23                                        4,390        4,384,205
California Rural Home Mtg Fin Auth SFMR
  Mortgage-Backed Securities Program
  Ser A GNMA/FNMA
  6.55%, 6/01/30(b)                                        290          290,983
California Spl Dists Association Fin
  Corp. COP
  Ser Z FSA
  5.50%, 8/01/17                                         1,000        1,093,590
California State GO
  4.00%, 2/01/08                                           785          791,021
  5.00%, 3/01/08-10/01/23                               43,330       45,535,167
  5.25%, 9/01/18-10/01/20                               10,290       11,029,587
  5.75%, 10/01/10                                        2,420        2,615,584
  FSA
  5.00%, 8/01/16                                         1,825        1,992,097
  MBIA
  5.00%, 9/01/16-8/01/24                                13,195       14,440,518
  Prerefunded 9/01/10 @ 100
  5.25%, 9/01/18-9/01/20                                 3,735        3,973,106
  Ref FSA
  5.00%, 5/01/12                                         1,040        1,115,098
  5.25%, 2/01/10                                         5,300        5,595,316
  Ref General Fund
  5.25%, 2/01/11                                         4,585        4,883,392
  Ser CR FSA
  5.00%, 3/01/15                                        18,030       19,696,333
  Various Purpose
  5.00%, 3/01/12-3/01/13                                21,040       22,558,323
  Veterans Bonds Ser AN
  9.00%, 4/01/08                                         2,065        2,223,344
California State Pub Wrks Brd Lease Rev
  Dept of Corrections State Prison
  Ser A AMBAC
  5.00%, 12/01/19                                        2,630        2,848,264
  Dept of Hlth Svcs Ser A MBIA
  5.75%, 11/01/16                                        5,225        5,624,399
California State Univ Headquarters Bldg
  Auth Lease Rev Ser B MBIA
  5.25%, 9/01/22                                         3,050        3,130,367

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
California State Univ Rev
  Ref Systemwide Ser B AMBAC
  5.00%, 11/01/14                               $        3,475   $    3,808,079
  Systemwide Ser A FGIC
  5.00%, 11/01/24                                        1,515        1,599,098
California Statewide CDA
  Kaiser Permanente Ser A
  2.55%, 8/01/31(b)                                      3,130        3,121,361
  Kaiser Permanente Ser E
  3.875%, 4/01/32(b)                                     3,180        3,182,576
  Kaiser Permanente Ser F
  2.30%, 4/01/33(b)                                      5,210        5,170,873
  Redlands Cmnty Hosp Ser A RADIAN
  5.00%, 4/01/12-4/01/13                                 3,485        3,674,717
  SWR
  2.90%, 4/01/11(b)                                      3,000        2,977,890
California Statewide CDA PCR
  Southern California Ed Co Ser B XCLA
  4.10%, 4/01/28                                        13,835       14,113,222
Castaic Lake Wtr Agy COP
  Wtr Sys Impt Proj Ser A MBIA
  7.25%, 8/01/08                                         1,510        1,613,042
Chaffey Cmnty College Dist
  Election of 2002 Ser B MBIA
  5.00%, 6/01/25                                         1,440        1,533,586
Chula Vista Cmnty Facs
  Dist No. 06-1 Spl Tax Eastlake Woods
  Area Ser A
  4.25%, 9/01/08                                           565          570,452
  4.60%, 9/01/09                                           680          692,383
Compton Cmnty Redev Agy
  Tax Alloc Redev Proj Ser A
  5.00%, 8/01/09-8/01/11                                16,515       17,348,362
Contra Costa Cnty MFHR
  Pleasant Hill BART Transit-A
  3.95%, 4/15/46                                        14,345       14,359,202
Cotati-Rohnert Park Uni Sch Dist
  Ref Crossover FGIC
  5.00%, 8/01/20                                         1,910        2,053,689
CSUCI Fin Auth Rev
  For Sale Hsg Construction Ser A
  2.50%, 8/01/34                                         4,000        3,957,720
Culver City Redev Agy
  Tax Alloc AMBAC
  5.50%, 11/01/14                                        1,195        1,293,958
  Tax Alloc Redev Proj A MBIA
  5.50%, 11/01/17-11/01/18                               2,270        2,474,582
Etiwanda Sch Dist
  Cmnty Facs Dist No. 3 Ref
  4.25%, 8/01/07                                           350          348,579
  4.50%, 8/01/08                                           480          481,166
  4.70%, 8/01/09                                           495          494,842
  4.80%, 8/01/10                                           470          471,678


30  Sanford C. Bernstein Fund, Inc.--2006 Annual Report

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
Fremont Pub Fin Auth Rev
  Ref Ser A
  3.75%, 9/02/11                                $        1,755   $    1,726,551
Fullerton Redev Agy COP
  Southern California Optometry RADIAN
  5.00%, 4/01/34                                         3,015        3,033,603
Gateway Uni Sch Dist
  MBIA
  5.00%, 8/01/24                                         1,230        1,296,752
Gilroy Uni Sch Dist
  FGIC
  5.25%, 8/01/20                                         1,900        2,065,338
Golden State Tobacco Securitization
  Corp. Tobacco Settlement Rev
  AMBAC
  5.00%, 6/01/38                                         3,450        3,729,312
  Enhanced-Asset Backed Ser B
  Prerefunded 6/01/13 @ 100
  5.50%, 6/01/43                                        28,850       32,032,155
  Ser A AMBAC
  5.00%, 6/01/20                                        10,735       11,208,628
  Ser B
  Prerefunded 6/01/08 @ 100
  5.75%, 6/01/22                                         5,570        5,770,854
Imperial Irrigation Dist
  Elec Sys Rev MBIA
  5.00%, 11/01/18                                        1,500        1,552,560
Imperial Redev Agy Allocation
  Redev Proj Sub Nts
  4.50%, 12/01/11                                          240          240,358
Kern High Sch Dist
  Escrowed to Maturity
  7.10%, 8/01/11                                         1,000        1,158,000
  Ser A MBIA
  6.30%, 2/01/11                                         1,000        1,111,430
Lincoln Cmnty Facs
  Dist No. 2003-1 Spl Tax
  5.35%, 9/01/16                                           715          756,842
  5.90%, 9/01/24                                         1,120        1,202,936
Loma Linda Hosp Rev
  Loma Linda Univ Med Ctr Ser A
  5.00%, 12/01/13-12/01/14                               7,360        7,763,395
Long Beach Bd Fin Auth Lease Rev
  Civic Ctr Proj Ser A MBIA
  5.00%, 10/01/17                                        3,130        3,237,390
  Pub Safety Facs Projs AMBAC
  5.25%, 11/01/19-11/01/22                               3,765        4,053,434
Los Altos Sch Dist
  Ser B MBIA
  5.00%, 8/01/18                                         2,000        2,135,700
Los Angeles
  Ser A MBIA
  5.00%, 9/01/16                                         3,035        3,281,169
Los Angeles Cmnty College Dist
  Ser A MBIA
  5.00%, 6/01/26                                         9,995       10,673,161

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
Los Angeles Cmnty Redev Agy
  Tax Alloc Subordinated Lien Bunker
  Ser L
  3.50%, 3/01/07-3/01/09                        $        3,560   $    3,504,685
Los Angeles Cnty COP
  Antelope Valley Courthouse
  Ser A AMBAC
  5.75%, 11/01/19                                        2,815        3,054,613
  Equipment & Real Estate Property
  Program Ser AU MBIA
  5.00%, 10/01/08                                        9,300        9,591,462
Los Angeles Cnty MTA Rev
  Cap Grant Receipts Gold Line Proj
  Ser A FGIC
  5.00%, 10/01/10-10/01/12                              16,470       17,310,458
Los Angeles Cnty MTA Sales Tax Rev
  5.00%, 7/01/14                                         4,915        5,376,027
  Proposition A First Tier Senior
  Ser A AMBAC
  5.00%, 7/01/14-7/01/15                                 2,860        3,136,825
  Ref Proposition C Second Senior
  Ser A FSA
  5.00%, 7/01/15                                         5,160        5,677,084
  Ref Proposition C Second Senior
  Ser A MBIA
  5.00%, 7/01/10                                         2,290        2,417,599
Los Angeles Cnty Pub Wrks Fin Auth
  Ref Flood Ctl Dist Ser A
  5.00%, 3/01/10                                         8,975        9,433,174
Los Angeles Cnty Pub Wrks Fin Auth
  Lease Rev
  Master Ref Proj Ser A MBIA
  5.00%, 12/01/09-12/01/11                              11,490       12,110,353
Los Angeles Cnty Pub Wrks Fin Auth Rev
  Regional Park & Open Space Dist
  Ser A AMBAC
  5.50%, 10/01/08                                        3,195        3,290,786
Los Angeles Dept of Arpts
  Arpt Rev FGIC AMT
  5.80%, 5/15/10                                           600          606,906
Los Angeles Dept of Wtr & Pwr
  Pwr Sys Ser A FSA
  5.25%, 7/01/18                                         2,040        2,181,739
  Pwr Sys Ser A MBIA
  5.375%, 7/01/18                                        5,000        5,374,400
  Pwr Sys Ser A SubSer A-1
  4.50%, 7/01/07                                         2,345        2,365,003
  5.00%, 7/01/09                                        15,245       15,849,159
  Pwr Sys Ser B MBIA
  5.00%, 7/01/11-7/01/12                                 5,345        5,719,243
Los Angeles Sanitation Equipment
  Charge Rev
  Ser A FSA
  5.25%, 2/01/19-2/01/20                                 8,355        8,882,487


                     Schedule of Investments--California Municipal Portfolio  31

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
Los Angeles Uni Sch Dist
  AMBAC
  5.00%, 7/01/12                                $        6,030   $    6,496,481
  Election 2004 Ser G AMBAC
  5.00%, 7/01/13                                         3,260        3,541,045
  Election of 1997 Ser E MBIA
  5.50%, 7/01/15                                         8,810        9,723,597
  Election of 2005 Ser C
  5.00%, 7/01/12                                         2,280        2,456,381
  Ser A FSA
  5.00%, 7/01/22                                         4,835        5,126,744
  5.25%, 7/01/20                                         1,470        1,591,995
  Ser A MBIA
  5.00%, 7/01/11                                         2,200        2,347,862
  5.25%, 7/01/12                                         1,755        1,913,406
  Prerefunded 7/01/13 @ 100
  5.375%, 7/01/17                                        6,910        7,672,933
  Ser A-1 FGIC
  5.00%, 7/01/20                                         5,530        5,959,626
  Ser A-2 MBIA
  5.00%, 7/01/20                                        11,000       11,854,590
  Ser D FGIC
  Prerefunded 7/01/10 @ 100
  5.625%, 7/01/15                                        1,295        1,393,472
  Ser E AMBAC
  5.00%, 7/01/15                                         3,090        3,399,649
Los Gatos-Saratoga Joint Union High
  Sch Dist Election of 1998 Ser B
  5.75%, 12/01/19-12/01/20                               2,470        2,710,627
Mammoth Uni Sch Dist
  Cap Appreciation MBIA
  Zero Coupon, 8/01/21-8/01/22                           2,100        1,118,802
Metropolitan Wtr Dist of Southern
  California Wtrwrks Rev
  Authorization Ser B-3 MBIA
  5.00%, 10/01/18                                        3,300        3,568,356
  Ser A
  Escrowed to Maturity
  5.75%, 7/01/21                                         1,615        1,884,043
  5.75%, 7/01/21                                         2,045        2,370,973
  Ser B
  5.00%, 7/01/10                                         8,200        8,656,904
Mount San Antonio Cmnty College Dist
  Election of 2001 Ser A MBIA
  5.00%, 8/01/14                                         5,610        6,019,137
MSR Pub Pwr Agy San Juan Proj
  Ref Ser G MBIA
  5.30%, 7/01/12                                         5,930        6,070,660
Munimae Trust
  Ser 2001-1 Class A
  4.35%, 10/26/16                                        3,325        3,322,406
  Ser 2001-2 Class A
  4.35%, 10/26/16                                        3,875        3,871,977
Northern California Pwr Agy
  Geothermal Proj No.3 Ser A AMBAC
  5.80%, 7/01/09                                         4,960        5,259,485

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
Northern California Pwr Agy Pub Pwr Rev
  Hydro Elec Proj No. 1 Ser A MBIA
  5.00%, 7/01/17                                $        2,685   $    2,771,618
  Ser A AMBAC
  Escrowed to Maturity
  5.80%, 7/01/09                                           935          991,455
Oakland Uni Sch Dist
  Election of 2000 MBIA
  5.00%, 8/01/10-8/01/13                                10,555       11,252,829
Orange Cnty Local Transp Auth
  Sales Tax Rev
  Measure M-Second
  Senior Ser A MBIA
  5.50%, 2/15/10                                         5,630        6,002,593
  Ref Measure M-Second Senior
  Ser A AMBAC
  5.70%, 2/15/10                                         2,000        2,144,960
Orange Cnty Pub Fin Auth Lease Rev
  Ref MBIA
  5.00%, 7/01/11-7/01/13                                21,070       22,675,909
Pasadena Uni Sch Dist
  Ser B FGIC
  5.00%, 7/01/20                                         2,050        2,152,664
Pittsburg Redev Agy
  Residential Mtg Rev
  Escrowed to Maturity
  9.60%, 6/01/16                                         1,000        1,439,900
Pomona Pub Fin Auth Rev
  Merged Redev Proj Ser AH AMBAC
  5.00%, 2/01/11                                         1,635        1,735,929
Rancho Santiago Cmnty College Dist
  FSA
  5.00%, 9/01/25                                         2,275        2,426,424
Rancho Wtr Dist Fin Auth Rev
  Ser A FSA
  5.50%, 8/01/12                                         1,075        1,167,149
Redding Joint Pwrs Fin Auth
  Elec Sys Rev Ser A MBIA
  6.25%, 6/01/09                                         1,000        1,071,270
Riverside
  Swr Rev FGIC
  7.00%, 8/01/08                                         1,000        1,063,850
Sacramento Area Flood Ctl Agy
  Cap Assmt Dist No. 2-North Area
  AMBAC
  5.00%, 10/01/09                                        1,000        1,041,670
Sacramento City Fin Auth
  Cap Impt Ser A AMBAC
  5.50%, 12/01/17                                        5,930        6,446,029
  City Hall & Redev Projs Ser A FSA
  5.375%, 12/01/18                                       1,440        1,589,184
  Lease Rev Ser B
  5.40%, 11/01/20                                        2,000        2,219,820
Sacramento Cnty Sanitation Dist Fin
  Auth Rev
  FSA
  5.50%, 12/01/21                                        1,100        1,287,506


32  Sanford C. Bernstein Fund, Inc.--2006 Annual Report

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
  Ser A
  5.60%, 12/01/16                               $        3,055   $    3,064,043
Salinas Pub Fin Auth Rev
  Ref Assmt Dists Refinancing
  Subordinated Ser B
  4.75%, 9/02/08                                           375          375,956
  5.00%, 9/02/09                                           295          296,891
  5.25%, 9/02/11                                           310          315,930
Salinas Union High Sch Dist
  Ser A FGIC
  5.25%, 10/01/20-10/01/21                               4,630        5,122,586
San Bernardino Cnty COP
  West Valley Detention Ctr
  Ref Ser A MBIA
  5.25%, 11/01/17                                        7,495        8,181,467
San Diego Cnty COP
  Edgemoor Proj & Regional Sys AMBAC
  5.00%, 2/01/15                                         2,000        2,184,720
San Diego Cnty Regional Transp Auth
  Sales Tax Rev Ser A FGIC
  5.25%, 4/01/08                                         2,360        2,424,711
San Diego Uni Sch Dist
  Cap Appreciation Election of 1998
  Ser D FGIC
  5.25%, 7/01/25                                         2,000        2,182,400
San Francisco City & Cnty Arpt Comm
  Int'l Arpt Rev Second
  Ser 10A MBIA AMT
  5.45%, 5/01/12                                         2,145        2,190,710
  Int'l Arpt Rev Second
  Ser 15A FSA AMT
  5.00%, 5/01/18                                         2,420        2,489,769
San Francisco City & Cnty Pub Util
  Comm Clean Wtr Rev Ser A MBIA
  5.25%, 10/01/14                                        4,940        5,423,083
  Wtrwrks Rev Ser A
  5.00%, 11/01/12                                        2,460        2,499,705
San Jose Arpt Rev
  FGIC
  5.875%, 3/01/07                                          270          272,627
  Ref Ser B FSA AMT
  5.00%, 3/01/08                                         3,050        3,100,477
San Jose Redev Agy Tax Alloc
  Merged Area Redev MBIA
  Escrowed to Maturity
  6.00%, 8/01/15                                           330          389,407
  Merged Area Redev Proj Unrefunded
  Balance MBIA
  6.00%, 8/01/15                                           670          782,332
San Mateo Cnty Cmnty College Dist
  Election of 2001 Ser A FGIC
  5.375%, 9/01/20                                        1,000        1,088,680
San Mateo Cnty Transp Dist
  Ser A MBIA
  5.50%, 6/01/16                                         1,430        1,643,628

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
San Ramon Valley Uni Sch Dist
  Election of 2002 FSA
  5.25%, 8/01/20                                $        1,000   $    1,094,470
Santa Clara Cnty Fin Auth
  Lease Rev Ser A AMBAC
  5.00%, 11/15/17                                        6,390        6,620,104
Santa Clara Redev Agy Tax Alloc
  Bayshore North Proj MBIA
  5.00%, 6/01/15                                         1,000        1,002,300
Santa Fe Springs Cmnty Dev
  Commission
  Ref Ser A MBIA
  5.375%, 9/01/17                                        1,460        1,564,682
South Orange Cnty Pub Fin Auth
  Spl Tax Rev Foothill Area Ser C FGIC
  8.00%, 8/15/09                                         1,100        1,233,067
Southern California Pub Pwr Auth Pwr
  Proj Rev
  San Juan Power Ser B FSA
  5.25%, 1/01/20                                        21,300       23,080,467
Taft Pub Fin Auth Lease Rev
  Cmnty Correctional Fac Proj A
  5.95%, 1/01/11                                         2,590        2,630,559
Tahoe-Truckee Uni Sch Dist No.1
  MBIA
  5.50%, 8/01/19                                         1,185        1,378,759
Tobacco Securitization Auth of
  Northern California
  Asset Bkd Bds Ser A
  5.375%, 6/01/41                                       12,915       13,941,226
Tobacco Securitization Auth of
  Southern California
  Asset Bkd Bds Ser A
  5.50%, 6/01/36                                         7,825        8,604,839
  Asset Bkd Bds Ser B
  6.00%, 6/01/43                                         8,975       10,097,683
University of California Rev
  General Ser A AMBAC
  5.00%, 5/15/11                                         1,720        1,832,299
  Ser B AMBAC
  5.00%, 5/15/12                                         2,780        2,989,584
  Ser F FSA
  5.00%, 5/15/10                                         2,000        2,107,880
Upland Cmnty Redev Agy Tax Alloc
  Notes Magnolia Redev Proj
  Series 04
  3.90%, 11/01/09                                        2,625        2,623,425
Walnut Pub Fin Auth Tax Alloc Rev
  AMBAC
  5.375%, 9/01/20                                        2,075        2,243,075
                                                                 --------------
                                                                  1,038,024,884
                                                                 --------------
Colorado-0.0%
Denver City & Cnty
  Airport Rev Ser D AMT
  7.75%, 11/15/13                                          500          565,160
                                                                 --------------


                     Schedule of Investments--California Municipal Portfolio  33

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
Florida-3.2%
Arborwood CDD
  Cap Impt Rev
  5.25%, 5/01/16                                $        1,920   $    1,960,685
  Spl Assmt Centex Homes Proj Ser B-2
  5.10%, 5/01/16                                         1,000        1,009,090
Bartram Park CDD
  Spl Assmt
  4.875%, 5/01/15                                          850          860,404
Beacon Tradeport CDD
  Spl Assmt Industrial Proj Ser B
  7.125%, 5/01/22                                          860          920,940
Chapel Creek CDD
  Spl Assmt Series B1
  5.20%, 5/01/11                                         1,590        1,594,309
Clearwater Cay CDD
  BANS
  5.375%, 12/01/06                                       1,500        1,500,360
Concorde Estates CDD
  Capital Impt Rev Ser B
  5.00%, 5/01/11                                           595          598,546
Dupree Lakes CDD
  5.00%, 11/01/10                                          585          584,111
Durbin Crossing CDD
  Spl Assmt Ser B-2
  4.875%, 11/01/10                                       2,140        2,136,298
Fiddlers Creek CDD No. 2
  Spl Assmt Rev Ser B
  5.75%, 5/01/13                                         1,600        1,657,936
Fishhawk CDD No. 2
  Spl Assmt Ser B
  5.00%, 11/01/07                                           45           45,104
Gateway Svcs CDD
  Spl Assmt Sun City Center Fort Meyers
  Proj Ser B
  5.50%, 5/01/10                                           640          647,219
Lake Ashton II CDD
  Cap Impt Rev Ser B
  4.875%, 11/01/10                                         720          723,355
Lakewood Ranch Stewardship
  Lake Club Proj Ser B
  5.00%, 5/01/13(c)                                      1,200        1,200,000
Meadow Pointe III CDD
  Cap Impt Rev Ser 2004-1
  4.80%, 11/01/09                                        1,125        1,116,405
Miami Beach Hlth Facs Hosp Rev
  Ref Mt. Sinai Med Ctr
  6.75%, 11/15/24                                        2,400        2,701,872
Middle Village CDD
  Spl Assmt Ser B
  5.00%, 5/01/09                                           495          496,604
Monterra CDD
  Spl Assmt Ser B
  5.00%, 11/01/10                                        2,400        2,410,344
  5.125%, 11/01/14                                       1,185        1,209,589

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
Palm Glades CDD
  Spl Assmt Ser B
  4.85%, 8/01/11                                $        1,000   $    1,006,080
Paseo CDD
  Cap Impt Rev Ser B
  4.875%, 5/01/10                                          875          869,452
  Spl Assmt
  5.00%, 2/01/11                                           890          883,272
Sandy Creek CDD
  Spl Assmt Ser B
  5.00%, 11/01/10                                        1,000        1,001,110
Shingle Creek CDD
  Spl Assmt
  5.75%, 5/01/15                                         3,000        3,069,870
Sterling Hill CDD
  Cap Impt Ser B
  5.50%, 11/01/10                                          645          651,914
Tern Bay CDD
  Cap Impt Rev Ser B
  5.00%, 5/01/15                                         1,050        1,066,978
The Quarry CDD
  Spl Assmt
  5.25%, 5/01/16                                         2,065        2,099,444
Venetian CDD
  Cap Impt Ser B
  5.95%, 5/01/12                                           255          265,634
Villasol CDD
  Spl Assmt Rev Ser B
  5.375%, 5/01/08                                          365          366,716
Vizcaya Kendall CDD
  BANS
  5.125%, 12/01/06                                       4,800        4,803,600
Waterford Estates CDD
  Ser B
  5.125%, 5/01/13                                        1,000        1,007,740
                                                                 --------------
                                                                     40,464,981
                                                                 --------------
Guam-0.4%
Guam Wtrwrks Auth COP
  Prerefunded 7/01/10 @ 100
  5.18%, 7/01/15                                         2,554        2,659,291
Wtr & Wastewtr
  Sys Rev
  5.00%, 7/01/12                                         1,270        1,304,379
  5.50%, 7/01/16                                         1,500        1,598,970
                                                                 --------------
                                                                      5,562,640
                                                                 --------------
Illinois-0.4%
Bolingbrook Sales Tax Rev
  Zero Coupon, 1/01/26                                   4,450        4,288,687
Pingree Grove Village Spl Svc Area No. 1
  Cambrdg Lakes Proj Ser 05-1
  5.25%, 3/01/15                                         1,113        1,123,529
                                                                 --------------
                                                                      5,412,216
                                                                 --------------
Indiana-0.2%
South Bend Eco Dev Rev
  One Michiana Square Proj
  4.928%, 10/01/09(b)                                    3,100        2,957,307
                                                                 --------------


34  Sanford C. Bernstein Fund, Inc.--2006 Annual Report

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
Michigan-0.0%
Michigan State Strategic Fund SWDR
  Ltd. Oblig Waste Mgmnt
  3.00%, 12/01/13(b)                            $          415   $      413,120
                                                                 --------------
Nevada-0.5%
Clark Cnty
  Spl Impt Dist No. 142
  5.30%, 8/01/11                                         2,000        2,068,340
Henderson Local Impt Dist
  No. T-14
  3.75%, 3/01/07                                         1,625        1,623,537
  No. T-16
  4.75%, 3/01/13                                           325          327,932
Las Vegas Spl Impt Dist No. 607
  Local Impt Bds
  4.80%, 6/01/09                                         1,620        1,624,309
                                                                 --------------
                                                                      5,644,118
                                                                 --------------
New York-2.1%
New York City
  Ser H
  5.00%, 8/01/10                                         2,160        2,262,319
New York City GO
  Ser G
  5.00%, 8/01/10-8/01/11                                20,630       21,761,793
  Ser H
  5.00%, 8/01/11                                         1,700        1,797,529
                                                                 --------------
                                                                     25,821,641
                                                                 --------------
North Carolina-0.3%
North Carolina Eastern Mun Pwr Agy Pwr
  Sys Rev
  Ref Ser C
  5.30%, 1/01/15                                         3,580        3,822,366
                                                                 --------------
Ohio-0.2%
Port Authority of Columbiana County SWFR
  Liberty Wste Transp LLC Proj Ser A AMT
  7.00%, 8/01/21                                         2,865        2,906,256
                                                                 --------------
Pennsylvania-0.3%
Beaver County IDA PCR
  Cleveland Electric Proj
  3.75%, 10/01/30(b)                                     3,415        3,406,565
                                                                 --------------
Puerto Rico-6.9%
Puerto Rico Commonwealth
  MBIA
  5.50%, 7/01/08                                         2,870        2,967,982
  Ref FGIC
  5.25%, 7/01/10                                         2,000        2,123,800
  Ref Pub Impt Ser A MBIA IBC
  5.50%, 7/01/15                                         5,380        6,101,619
  Ref Pub Impt Ser C
  5.00%, 7/01/18                                         6,010        6,127,015
  Ref Ser A
  5.00%, 7/01/30                                         3,215        3,351,477
Puerto Rico Commonwealth Govt Dev Bk
  Ser B
  5.00%, 12/01/11                                        1,000        1,051,380

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
Puerto Rico Hwy & Transp Auth Hwy
  Rev
  Ref Ser AA FSA
  5.00%, 7/01/26                                $       31,030   $   32,569,708
Puerto Rico Hwy & Transp Auth Transp
  Rev
  5.00%, 7/01/07                                         3,230        3,255,517
  Ser A AMBAC
  5.50%, 7/01/10                                           890          952,834
  Ser A AMBAC
  Escrowed to Maturity
  5.50%, 7/01/10                                         1,610        1,722,507
Puerto Rico Infrastructure Fin Auth
  5.50%, 7/01/15                                         4,155        4,695,732
Puerto Rico Mun Fin Agy
  Ref Ser C FSA
  5.00%, 8/01/13                                         5,820        6,319,880
  Ser A
  5.00%, 8/01/10                                         3,915        4,072,109
Puerto Rico Pub Bldg Auth Rev Gtd
  Govt Facs Ser C
  5.50%, 7/01/12                                         1,140        1,230,516
  Govt Facs Ser H FGIC
  5.25%, 7/01/14                                         3,080        3,411,747
  Ser L FSA
  5.60%, 7/01/08                                         2,500        2,589,525
Puerto Rico Pub Fin Corp.
  Commonwealth Appropriation
  Ser A MBIA
  5.25%, 8/01/29                                         4,365        4,693,422
                                                                 --------------
                                                                     87,236,770
                                                                 --------------
South Carolina-0.2%
Lancaster Cnty Assmt Rev
  Edenmoor Impt Dist Ser B
  5.375%, 12/01/16                                       1,875        1,917,244
                                                                 --------------
Texas-0.1%
Willacy Cnty Loc Govt Corp. Proj
  6.00%, 3/01/09                                           825          841,236
                                                                 --------------
Trust Territories-0.2%
Northern Mariana Islands Commonwealth
  Ser A ACA
  6.00%, 6/01/14                                         2,830        3,041,599
                                                                 --------------
Virginia-0.5%
Broad Str CDA
  7.125%, 6/01/15                                        1,190        1,308,691
Celebrate CDA Spl Assmt Rev
  Proj Ser B
  6.25%, 3/01/18                                         1,250        1,329,125
Louisa IDA PCR
  Elec & Pwr Co.
  5.25%, 12/01/08                                        3,295        3,333,617
                                                                 --------------
                                                                      5,971,433
                                                                 --------------


                     Schedule of Investments--California Municipal Portfolio  35

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
West Virginia-0.2%
Putnam Cnty PCR
  Appalachian Pwr Co. Proj Ser E
  2.80%, 5/01/19                                $        2,500   $    2,495,625
                                                                 --------------
Total Municipal Bonds
(cost $1,221,664,870)                                             1,237,239,884
                                                                 --------------

===============================================================================
Short-Term Municipal Notes-0.6%
-------------------------------------------------------------------------------
California-0.6%
California Hsg Fin Agy
  Home Mtg Fin Agy Ser F AMBAC
  3.83%, 2/01/33(d)                                      2,700        2,700,000

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
  Home Mtg Ser B FSA
  3.86%, 8/01/33                                $          500   $      500,000
  Home Mtg Ser F AMT
  3.85%, 2/01/41                                         4,300        4,300,000
                                                                 --------------
Total Short-Term Municipal Notes
(cost $7,500,000)                                                     7,500,000
                                                                 --------------
Total Investments--98.8%
(cost $1,229,164,870)(e)                                          1,244,739,884

Other assets less liabilities--1.2%                                  14,748,054
                                                                 --------------
Net Assets--100%                                                 $1,259,487,938
                                                                 --------------

===============================================================================
INTEREST RATE SWAP TRANSACTIONS
-------------------------------------------------------------------------------

                                                          Rate Type
                                             -----------------------------------
                    Notional                                        Payments         Unrealized
    Swap             Amount    Termination   Payments made by    received by the    Appreciation/
Counterparty         (000)        Date        the Portfolio         Portfolio      (Depreciation)
---------------------------------------------------------------------------------------------------
Citigroup          $ 10,300      6/22/07           BMA*              2.962%        $  (63,664)
Goldman Sachs         5,400      1/05/07           BMA*              3.405%            (6,459)
JP Morgan             9,800      4/05/07           BMA*              2.988%           (44,955)
JP Morgan             5,800     10/01/07           BMA*              3.635%             6,326
Merrill Lynch         6,000      7/12/08           BMA*              3.815%            39,795
Morgan Stanley        5,400     10/06/06           BMA*              3.217%            (5,055)

* Variable interest based on the BMA (Bond Market Association) Municipal Swap Index, which fluctuates weekly.

--------------------------------------------------------------------------------

(a) Represents entire or partial position segregated as collateral for interest rate swaps.

(b)   Variable rate coupon, rate shown as of September 30, 2006.

(c)   When-issued security

(d) Represents entire or partial position as collateral for when issued security.

(e) At September 30, 2006, the cost basis for tax purposes was $1,229,164,870. Gross unrealized appreciation of investments was $19,550,543 and gross unrealized depreciation of investments was $3,975,529, resulting in net unrealized appreciation of $15,575,014 (excluding swap transactions).

Glossary of Terms:

      ACA--American Capital Access Financial Guaranty Corporation
      AMBAC--American Municipal Bond Assurance Corporation
      AMT--Alternative Minimum Tax--(subject to)
      BANS--Bond Anticipation Notes
      BART--Bay Area Rapid Transit
      CDA--Community Development Administration/Authority
      CDD--Community Development District
      COP--Certificate of Participation
      CSUCI--California State University Channel Islands
      FGIC--Financial Guaranty Insurance Company
      FNMA--Federal National Mortgage Association
      FSA--Financial Security Assurance, Inc.
      GABS--Grant Anticipation Bonds
      GNMA--Government National Mortgage Association
      GO--General Obligation
      IBC--International Bancshares Corporation
      IDA--Industrial Development Authority
      MBIA--Municipal Bond Investors Assurance
      MFHR--Multi-Family Housing Revenue
      MSR--Modesto Irrigation Dist. City of Santa Clara and City of Redding
      MTA--Metropolitan Transportation Authority
      PCR--Pollution Control Revenue
      RADIAN--Radian Group, Inc.
      SFMR--Single-Family Mortgage Revenue
      SWDR--Solid Waste Disposal Revenue
      SWFR--Solid Waste Facility Revenue
      SWR--Solid Waste Revenue
      XLCA--XL Capital Assurance

See notes to financial statements.


36  Sanford C. Bernstein Fund, Inc.--2006 Annual Report

--------------------------------------------------------------------------------
                         Sanford C. Bernstein Fund, Inc.
                             Schedule of Investments
                          New York Municipal Portfolio
                               September 30, 2006
--------------------------------------------------------------------------------

                                        Principal Amount (000)     U.S. $ Value
===============================================================================
MUNICIPAL BONDS-98.5%
-------------------------------------------------------------------------------
Arizona-0.1%
Pima Cnty IDA
  Horizon Cmnty Learning Center
  4.45%, 6/01/14                                $        1,015   $      994,324
Watson Road Cmnty Facs
  Dist Spl Assmt Rev
  4.70%, 7/01/09                                           805          806,586
                                                                 --------------
                                                                      1,800,910
                                                                 --------------
California-0.6%
California Statewide CDA
  Kaiser Permanente Ser E
  3.875%, 4/01/32                                        3,075        3,077,491
  Kaiser Permanente Ser F
  2.30%, 4/01/33                                         6,925        6,872,993
                                                                 --------------
                                                                      9,950,484
                                                                 --------------
Colorado-0.3%
Denver City & Cnty
  Airport Rev Ser D AMT
  7.75%, 11/15/13                                        1,000        1,130,320
Todd Creek Farms Met Dist No. 1 Wtr Rev
  Ref & Impt
  5.60%, 12/01/14                                        2,765        2,879,194
                                                                 --------------
                                                                      4,009,514
                                                                 --------------
Florida-3.6%
Amelia Walk CDD Spl Assmt
  Ser B
  5.20%, 5/01/14                                           840          857,388
Arborwood CDD
  Cap Impt Rev
  5.25%, 5/01/16                                         2,435        2,486,598
  Cap Impt Rev Centex Homes Proj
  Ser A-2
  5.25%, 5/01/36                                         1,500        1,524,705
Bartram Park CDD
  Spl Assmt
  4.875%, 5/01/15                                        1,130        1,143,831
Beacon Tradeport CDD
  Spl Assmt Industrial Proj Ser B
  7.125%, 5/01/22                                        1,330        1,424,244
CFM CDD Rev
  Capital Impt Ser B
  5.875%, 5/01/14                                        3,500        3,584,350
Concorde Estates CDD
  Capital Impt Rev Ser B
  5.00%, 5/01/11                                           785          789,679
Dupree Lakes CDD
  5.00%, 11/01/10                                          785          783,807

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
Durbin Crossing CDD
  Spl Assmt Ser B-2
  4.875%, 11/01/10                              $        2,700   $    2,695,329
Fiddlers Creek CDD No. 2
  Spl Assmt Rev Ser B
  5.75%, 5/01/13                                         2,400        2,486,904
Fishhawk CDD No. 2
  Spl Assmt Ser B
  5.00%, 11/01/07                                           85           85,197
  5.125%, 11/01/09                                       1,130        1,132,757
Gateway Svcs CDD
  Spl Assmt Sun City Center
  Fort Meyers
  Proj Ser B
  5.50%, 5/01/10                                           900          910,152
Hammock Bay CDD
  Spl Assmt Ser B
  5.375%, 5/01/11                                          845          855,562
Lakewood Ranch Stewardship
  Lake Club Proj Ser B
  5.00%, 5/01/13(a)                                        250          250,000
Landmark at Doral CDD
  Ser B
  5.20%, 5/01/15(a)                                      1,710        1,712,343
Live Oak CDD
  No. 002 Spl Assmt Ser B
  5.00%, 11/01/09                                        1,025        1,025,769
Meadow Pointe III CDD
  Capital Impt Ser B
  5.25%, 11/01/07                                          230          229,943
Meadow Pointe IV CDD
  Florida Cap Impt Rev Ser B
  5.125%, 11/01/07                                         685          686,062
Miami Beach Hlth Facs Hosp Rev
  Ref Mt. Sinai Med Ctr
  6.75%, 11/15/24                                        3,300        3,715,074
Middle Village CDD
  Spl Assmt Ser B
  5.00%, 5/01/09                                           495          496,604
Midtown Miami CDD
  Spl Assmt Ser A
  6.00%, 5/01/24                                         1,420        1,545,173
Montecito CDD
  Spl Assmt Ser B
  5.10%, 5/01/13                                         2,370        2,388,367
Monterra CDD
  Spl Assmt Ser B
  5.00%, 11/01/10                                        2,965        2,977,779
  5.125%, 11/01/14                                       1,500        1,531,125
Overoaks CDD
  Capital Impt Rev Ser B
  5.125%, 5/01/09                                        1,240        1,248,531
Parkway Center CDD
  Spl Assmt Ref Ser B
  5.625%, 5/01/14                                        2,510        2,563,237


                       Schedule of Investments--New York Municipal Portfolio  37

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
Paseo CDD
  Spl Assmt
  5.00%, 2/01/11                                $        1,150   $    1,141,306
Sandy Creek CDD
  Spl Assmt Ser B
  5.00%, 11/01/10                                        4,910        4,915,450
Sterling Hill CDD
  Cap Impt Ser B
  5.50%, 11/01/10                                          645          651,914
Tern Bay CDD
  Cap Impt Rev Ser B
  5.00%, 5/01/15                                         1,525        1,549,659
The Quarry CDD
  Spl Assmt
  5.25%, 5/01/16                                         2,600        2,643,368
Venetian CDD
  Cap Impt Ser B
  5.95%, 5/01/12                                           380          395,846
Verano Center CDD
  Cmnty Infrastructure Proj Ser B
  5.00%, 11/01/13                                        2,000        2,009,140
West Villages Impt Dist Rev
  Spl Assmt Unit Of Dev No. 2
  5.35%, 5/01/15                                         2,000        2,020,900
                                                                 --------------
                                                                     56,458,093
                                                                 --------------
Guam-0.4%
Guam Govt Wtrworks Auth
  5.00%, 7/01/11                                         2,160        2,208,449
Guam Wtrwrks Auth COP
  Prerefunded 7/01/10 @ 100
  5.18%, 7/01/15                                         3,424        3,564,691
                                                                 --------------
                                                                      5,773,140
                                                                 --------------
Illinois-0.3%
Bolingbrook Sales Tax Rev
  Zero Coupon, 1/01/15                                   2,000        1,913,700
Cortland Spl Tax Rev
  Sheaffer Sys Proj
  5.50%, 3/01/17                                         1,330        1,343,114
Pingree Grove Village Spl Svc Area No. 1
  Cambrdg Lakes Proj Ser 05-1
  5.25%, 3/01/15                                         1,460        1,473,811
                                                                 --------------
                                                                      4,730,625
                                                                 --------------
Indiana-0.2%
South Bend Eco Dev Rev
  One Michiana Square Proj
  4.928%, 10/01/09(b)                                    3,110        2,966,847
                                                                 --------------
Nevada-0.5%
Clark Cnty Spl Impt Dist No. 142
  4.75%, 8/01/09                                         2,945        2,990,706
Henderson Local Impt Dist No. T-16
  4.625%, 3/01/12                                          550          551,612
Henderson Local Impt Dist No. T-18
  4.35%, 9/01/09                                           950          950,485

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
Las Vegas Spl Impt Dist No. 607
  Local Impt Bonds
  5.00%, 6/01/10                                $        1,905   $    1,916,887
  5.35%, 6/01/12                                         1,395        1,421,421
                                                                 --------------
                                                                      7,831,111
                                                                 --------------
New York-85.2%
Albany Cnty
  FGIC
  5.00%, 10/01/12                                        1,100        1,157,475
Babylon
  Ser A AMBAC
  9.20%, 1/15/08                                         1,345        1,441,114
  Waste Facs FGIC
  9.00%, 8/01/09                                         1,550        1,772,782
Dutchess Cnty Resource Recovery Agy
  Solid Waste Sys BANS
  3.65%, 12/28/07                                        6,800        6,746,144
Erie Cnty IDA Sch Fac Rev
  City Sch Dist Buffalo Proj FSA
  5.00%, 5/01/10-5/01/14                                 3,340        3,546,338
  5.75%, 5/01/24                                         1,520        1,709,210
Long Island Pwr Auth Elec Sys Rev
  MBIA Ser 1998B
  5.125%, 4/01/11                                        4,085        4,218,825
  Ser 8 SubSer 8B-RMK AMBAC
  5.25%, 4/01/09(b)                                      4,550        4,738,416
  Ser 8 SubSer 8C AMBAC

  5.00%, 4/01/10                                         3,530        3,700,252
  Ser A
  5.00%, 6/01/09                                         7,500        7,753,950
  Ser A AMBAC
  5.50%, 12/01/09                                        1,180        1,249,561
  Ser A FSA
  5.00%, 12/01/15                                        2,340        2,420,356
  Prerefunded 6/01/08 @ 101
  5.125%, 12/01/22                                         795          823,890
  Ser A MBIA-IBC
  5.50%, 12/01/23                                        5,300        5,524,349
  Ser D MBIA
  5.00%, 9/01/12                                        10,000       10,711,300
  Unrefunded Ser A FSA
  5.125%, 12/01/22                                       1,705        1,766,960
MTA
  Ser A FGIC
  5.25%, 11/15/16                                        2,590        2,905,125
MTA Commuter Facs
  Ser A
  Prerefunded 7/01/11 @ 100
  5.25%, 7/01/28                                         2,780        2,989,445
  Ser A MBIA
  Escrowed to Maturity
  6.10%, 7/01/09                                         1,495        1,596,884
  Ser B AMBAC
  Escrowed to Maturity
  5.00%, 7/01/20                                         1,260        1,295,393


38  Sanford C. Bernstein Fund, Inc.--2006 Annual Report

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
MTA Dedicated Tax Fund
  Ser A FSA
  Prerefunded 10/01/14 @ 100
  5.25%, 4/01/15                                $        7,860   $    8,747,944
  5.25%, 11/15/12                                        7,425        8,091,691
  Ser A MBIA
  5.00%, 11/15/11                                        1,865        1,988,575
  5.25%, 11/15/13                                        2,660        2,926,186
MTA New York Svc Contract
  Ser 7
  Escrowed to Maturity
  5.45%, 7/01/07                                         1,250        1,268,350
  Ser B FGIC
  5.00%, 1/01/09                                         8,095        8,355,902
  5.50%, 7/01/10                                         6,680        7,139,517
  Ser B MBIA
  5.50%, 1/01/13                                         4,090        4,518,305
  Ser B-1 AMBAC
  Prerefunded 1/01/12 @ 100
  5.00%, 7/01/18                                         1,000        1,069,240
  Ser K MBIA
  Escrowed to Maturity
  6.30%, 7/01/07                                         2,400        2,450,040
MTA Rev
  Ref Ser A AMBAC
  5.50%, 11/15/18                                        5,325        5,872,516
MTA Transit Facs New York Svc Contract
  Ser O AMBAC
  Escrowed to Maturity
  5.75%, 7/01/08                                         1,910        1,983,860
MTA Transportation Rev
  Ref Ser E MBIA
  5.00%, 11/15/10                                       10,150       10,716,268
Nassau Cnty
  Combined Sewer Dists Ser A AMBAC
  5.50%, 7/01/10                                         1,120        1,195,018
  Ser A AMBAC
  6.00%, 7/01/11                                         1,000        1,103,700
  Ser A FGIC
  6.00%, 7/01/12-7/01/13                                 2,000        2,254,730
  Ser G MBIA
  5.40%, 1/15/10                                         1,090        1,151,171
Nassau Cnty IDA
  North Shore Hlth Sys Proj Ser C
  5.625%, 11/01/10                                         610          627,843
Nassau Cnty Interim Fin Auth
  Ref Sales Tax Secured Ser B
  5.00%, 11/15/12-11/15/14                              10,190       10,986,909
  Sales Tax Secured Ser A
  5.00%, 11/15/12                                        2,715        2,921,829
  Sales Tax Secured Ser A1 AMBAC
  5.375%, 11/15/15-11/15/16                              3,770        4,096,744
  Ser A AMBAC
  5.00%, 11/15/13                                        4,145        4,495,377

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
Nassau Cnty Tobacco Settlement Corp.
  Ser A
  Prerefunded 7/15/09 @ 101
  6.50%, 7/15/27                                $        1,445   $    1,571,134
New York City GO
  Ref Ser G
  5.25%, 8/01/07                                         4,420        4,481,040
  Ser 03C
  5.50%, 9/15/19                                         1,000        1,095,250
  Ser 98F
  5.50%, 8/01/07                                           500          507,915
  Ser A
  5.00%, 8/01/07-8/01/13                                 9,665       10,123,034
  5.25%, 8/01/09-8/01/17                                 7,465        8,005,190
  Ser A XLCA
  Prerefunded 05/15/10 @ 101
  6.50%, 5/15/17                                         2,740        3,041,811
  Ser B
  5.00%, 8/01/10                                         3,740        3,917,164
  5.25%, 8/01/14                                         1,700        1,873,876
  Ser B AMBAC
  7.25%, 8/15/07                                         1,265        1,305,607
  Ser B FSA
  5.25%, 8/01/12-8/01/16                                14,105       15,151,638
  Ser D MBIA-IBC
  Prerefunded 8/01/07 @ 101
  5.25%, 8/01/21                                           390          399,532
  Prerefunded 8/01/07 @ 101
  6.50%, 11/01/09                                        3,345        3,624,876
  Ser F
  5.25%, 8/01/16                                         3,335        3,557,111
  Ser F MBIA-IBC
  5.75%, 8/01/11                                         1,110        1,214,773
  Ser G
  5.00%, 8/01/08-8/01/12                                25,305       26,345,981
  5.50%, 8/01/09                                        18,230       19,136,578
  Ser G MBIA-IBC
  5.75%, 8/01/11                                         6,460        7,069,759
  Ser H
  5.00%, 8/01/11                                         1,080        1,141,960
  Ser I
  5.00%, 8/01/08-8/01/14                                11,825       12,402,991
  Ser I MBIA-IBC
  5.00%, 8/01/13-8/01/16                                 5,790        6,252,036
  Ser J
  5.00%, 3/01/10-3/01/16                                10,360       10,953,064
  Ser J MBIA
  5.00%, 8/01/23                                         1,240        1,278,390
  Ser M
  5.00%, 4/01/11-4/01/12                                 6,770        7,174,164
  SubSer F-1
  5.25%, 9/01/14                                         6,345        6,945,491
New York City Hlth & Hosp Corp.
  Hlth Sys Rev Ref Ser A AMBAC
  5.00%, 2/15/10                                         9,475        9,891,331


                       Schedule of Investments--New York Municipal Portfolio  39

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
New York City Hsg Dev Corp.
  MFHR Ser C AMT
  4.25%, 5/01/10                                $       14,175   $   14,239,213
New York City IDA
  Civic Facs Rev Polytechnic Univ Proj
  5.75%, 11/01/11-11/01/12                               3,775        3,980,297
  6.00%, 11/01/20                                        1,045        1,110,438
New York City IDA Civic Fac Rev
  Magen David Yeshivah Proj ACA
  4.99%, 6/15/13                                         7,155        7,426,532
New York City IDA Spl Fac Rev
  Terminal One Group Association Proj
  5.00%, 1/01/08-1/01/09                                 5,745        5,850,799
New York City Mun Wtr Fin Auth
  Ref Ser A
  5.25%, 6/15/11                                         1,000        1,070,670
  Ser A
  6.00%, 6/15/09-6/15/10                                 2,880        3,096,246
  Ser A AMBAC
  5.875%, 6/15/13                                        1,775        2,016,702
  Ser D
  5.00%, 6/15/10                                         4,975        5,219,123
  5.50%, 6/15/17                                         2,460        2,666,566
New York City Mun Wtr Fin Auth Wtr &
  Sewer Sys Rev
  Ser 97B AMBAC-TCRS
  Prerefunded 6/15/07 @ 101
  5.75%, 6/15/26                                         5,000        5,128,150
  Ser A AMBAC
  5.875%, 6/15/12                                        8,285        9,274,726
  Ser B
  5.00%, 6/15/12                                         5,000        5,346,800
  Ser D FSA
  5.00%, 6/15/11                                         6,215        6,601,449
New York City TFA
  2004 Ser C
  Prerefunded 5/01/08 @ 101
  5.00%, 5/01/26                                            10           10,332
  Future Tax Secured Ser C
  5.25%, 2/01/15                                         5,905        6,475,364
  Future Tax Secured SubSer A-1
  5.00%, 8/01/10-8/01/13(b)                              4,720        5,000,650
  5.25%, 8/01/14(a)                                      1,300        1,432,964
  Ref Ser A-1
  5.00%, 11/01/12                                        3,420        3,681,014
  Ser 2A
  5.50%, 11/01/26(b)                                    17,830       19,302,045
  Ser A
  5.25%, 5/01/17                                         1,000        1,066,390
  5.375%, 2/15/18                                        3,350        3,578,470
  Ser A FGIC
  5.50%, 11/01/13                                        7,075        7,806,484
  Ser A-1
  5.00%, 11/01/11-11/01/13                              14,295       15,369,261
  Ser B
  5.125%, 11/01/15                                       1,185        1,243,729
  5.50%, 2/01/10-2/01/17                                12,885       13,892,288

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
  Ser B MBIA-IBC
  5.375%, 2/01/14                               $        3,610   $    3,941,831
  Ser C
  Prerefunded 5/01/08 @ 101
  5.00%, 2/15/09-5/01/26                                 6,375        6,589,732
  Prerefunded 5/01/08 @ 101
  5.25%, 5/01/12(c)(d)                                   4,185        4,339,719
  Prerefunded 5/01/09 @ 101
  5.25%, 5/01/14-5/01/15                                 3,500        3,684,135
  5.25%, 2/01/13-2/01/21                                 8,620        9,372,232
  Ser C AMBAC
  5.25%, 8/01/20                                         3,000        3,231,720
  Ser C-2005
  Prerefunded 5/01/08 @ 101
  5.00%, 5/01/26                                           870          898,858
  Ser D-2 FGIC
  5.00%, 11/01/13                                       18,225       19,758,269
  Ser E FSA
  5.25%, 2/01/14                                         7,800        8,498,802
  Ser E MBIA
  5.25%, 2/01/21                                         2,000        2,148,780
  Ser E MBIA-IBC
  5.00%, 2/01/10                                         1,285        1,344,945
  SubSer D-1
  5.00%, 11/01/09-11/01/10                              20,520       21,539,364
  SubSer D-2
  5.00%, 11/01/12                                       14,760       15,886,483
  Tax Secured Ref Ser B
  5.25%, 2/01/29(b)                                      2,685        2,849,778
  Unrefunded Bal 2005 Future Ser C
  5.25%, 5/01/15                                           280          294,305
  Unrefunded Bal Ser C-2005
  5.00%, 5/01/26                                         2,765        2,837,802
New York City Trans Auth
  COP Ser A AMBAC
  5.50%, 1/01/08                                         1,560        1,598,267
New York Liberty Dev Corp Rev
  National Sports Museum Proj Ser A
  6.125%, 2/15/19                                        2,250        2,328,233
New York State
  Ser D AMBAC
  5.00%, 7/15/17                                         2,045        2,118,784
New York State Brdg Auth
  5.00%, 1/01/17                                         4,575        4,849,043
New York State Dorm Auth
  Aids Long-Term Hlth Care Fac
  5.00%, 11/01/11                                        3,875        4,057,861
  Brookdale Hosp Rev Ref Ser J AMBAC
  5.125%, 2/15/08                                        1,000        1,020,880
  Brookdale Hosp Secured Hosp
  Program MBIA
  5.20%, 2/15/14                                         1,140        1,180,607
  City Univ Rev Ser A AMBAC
  5.75%, 7/01/09                                         3,630        3,780,609
  City Univ Rev Ser A FSA
  5.75%, 7/01/09                                         2,000        2,082,980


40  Sanford C. Bernstein Fund, Inc.--2006 Annual Report

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
  City Univ Ser 2
  5.75%, 7/01/07                                $        1,015   $    1,031,514
  City Univ Ser A
  5.75%, 7/01/09                                         1,125        1,169,280
  City Univ Sys Rev Consolidated
  5th Gen Ser A
  5.00%, 1/01/07                                         4,240        4,254,246
  City Univ Sys Ser 1 FSA
  5.75%, 7/01/13                                         1,135        1,212,384
  Columbia Univ
  5.75%, 7/01/07                                         1,290        1,311,556
  Columbia Univ Ser A
  5.75%, 7/01/10                                         3,830        4,133,719
  Highland Cmnty Dev Corp. Rev Ser B
  5.50%, 7/01/23                                         1,940        1,941,339
  Hlth Facs Ser 1 FSA
  5.125%, 1/15/13                                        1,880        1,960,727
  Jewish Board of Family & Children
  AMBAC
  5.00%, 7/01/09                                         1,005        1,044,034
  Kateri Residence
  4.00%, 7/01/07                                         1,305        1,309,398
  Medical College MBIA
  5.25%, 7/01/11                                         1,085        1,127,901
  Mental Hlth Rev Ser D
  Prerefunded 8/15/08 @ 101
  5.00%, 8/15/17                                             5            5,186
  Mental Hlth Ser D MBIA
  5.00%, 8/15/17                                         4,855        5,010,117
  5.25%, 2/15/13                                         1,110        1,152,047
  Mental Hlth Svcs Facs Ser B
  6.50%, 2/15/09                                         1,505        1,600,161
  Mental Hlth Svcs Facs Ser C-1
  5.00%, 2/15/08-2/15/10                                10,370       10,676,539
  Mental Hlth Svcs Facs Ser D-1
  5.00%, 2/15/07-2/15/09                                 4,000        4,071,680
  Mental Hlth Svcs Ser A
  Prerefunded 2/15/07 @ 102
  5.70%, 2/15/09                                         1,505        1,546,555
  Mental Hlth Svcs Ser C MBIA
  5.25%, 2/15/19                                         1,780        1,850,630
  Mental Hlth Svcs Ser D FSA
  Prerefunded 8/15/10 @ 100
  5.75%, 8/15/11-2/15/12                                 2,075        2,243,034
  Prerefunded 8/15/10 @ 100
  5.875%, 2/15/13                                        2,205        2,393,461
  Mt. Sinai New York Univ Hlth Ser C
  5.00%, 7/01/11                                         6,410        6,509,932
  New York Univ Ser A MBIA
  5.75%, 7/01/12                                         1,540        1,711,956
  6.00%, 7/01/18                                         1,000        1,196,260
  North Gen Hosp Secured Hosp
  Program
  Ser G MBIA
  Escrowed to Maturity
  5.20%, 2/15/16                                         1,000        1,035,220

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
  Secured Hosp Program Ser E MBIA
  5.20%, 2/15/15                                $        3,930   $    4,067,314
  South Nassau Cmnty Hosp
  Ser B AMBAC
  5.25%, 7/01/19                                         1,325        1,419,247
  State Personal Income Tax Edu
  Ser A MBIA
  5.50%, 3/15/11                                         4,405        4,757,312
  State Personal Income Tax Rev Ser A
  5.375%, 3/15/21                                        5,180        5,714,110
  State Personal Income Tax Rev
  Ser A FGIC
  5.25%, 3/15/10                                         3,150        3,327,503
  State Univ
  5.25%, 11/15/23(b)                                     4,960        5,330,710
  State Univ Dorm Facs Lease Rev
  Prerefunded 7/01/12 @ 100
  5.375%, 7/01/19                                        1,400        1,528,548
  State Univ Dorm Facs Ser A MBIA
  5.00%, 7/01/14-7/01/15                                11,080       12,084,187
  State Univ Edu Facs Ser 1989 MBIA
  6.00%, 5/15/16                                         6,055        6,596,256
  State Univ Edu Facs Ser A MBIA-IBC
  5.875%, 5/15/11                                        6,625        7,274,912
  State Univ Rev Edu Facs Ser A MBIA
  5.50%, 5/15/09                                         1,065        1,117,718
  State Univ Rev Ser A FGIC
  5.50%, 5/15/09                                         4,055        4,255,723
  Third General Ser A
  5.25%, 11/15/13                                        4,965        5,359,916
  Univ Rev Ser B MBIA-IBC
  5.00%, 7/01/11                                         1,815        1,928,819
  Unrefunded Portion Mental Hlth Svcs
  Ser D FSA
  5.75%, 8/15/11-2/15/12                                    85           91,333
  5.875%, 2/15/13                                          100          107,722
  Westchester Cnty Court Facs
  AMBAC Surety
  5.125%, 8/01/12                                        1,000        1,044,700
  5.25%, 8/01/13-8/01/17                                 3,205        3,357,141
  Winthrop Univ Hosp Assoc
  Ser A AMBAC
  5.25%, 7/01/18                                         1,000        1,070,680
New York State Dorm Auth Lease Rev
  Mun Hlth Facs Impt Program Ser 1 FSA
  5.00%, 1/15/09                                         1,900        1,958,064
  State Univ FGIC
  Prerefunded 7/01/11 @ 100
  5.50%, 7/01/17-7/01/20                                 2,640        2,867,489
New York State Dorm Auth Rev
  City Univ Sys Consolidated Gen
  Ser A FGIC
  5.00%, 7/01/16                                         1,000        1,087,710
  State Personal Income Tax Rev Edu
  Ser F
  5.00%, 3/15/11                                         3,035        3,210,666


                       Schedule of Investments--New York Municipal Portfolio  41

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
  State Personal Income Tax Rev Edu
  Ser F FSA
  5.00%, 3/15/13                                $        2,525   $    2,725,233
  State Personal Income Tax Rev
  Ser A FGIC TCRS
  5.50%, 3/15/14                                         4,750        5,244,950
  Wyckoff Heights Ser H MBIA
  5.20%, 2/15/16                                         5,820        6,030,509
New York State Energy Research & Dev
  Auth PCR
  ARS Electric & Gas Proj Ser C MBIA
  3.25%, 4/01/34                                        17,725       17,422,611
New York State Env Facs Corp.
  Clean Wtr & Drinking PreRef Revolving
  Funds Muni Wtr Proj Ser K
  5.50%, 6/15/15                                         3,050        3,459,768
  Clean Wtr & Drinking PreRef Revolving
  Funds Ser D
  Prerefunded 10/15/08 @ 102
  5.15%, 10/15/19                                          185          194,603
  Clean Wtr & Drinking Revolving Funds
  5.00%, 6/15/15                                         3,300        3,556,311
  Clean Wtr & Drinking Revolving Funds
  Mun Wtr Fin Proj
  5.00%, 6/15/25                                        13,745       14,600,351
  Clean Wtr & Drinking Revolving Funds
  Mun Wtr Fin Ser 01-D
  5.00%, 6/15/18-6/15/19                                 2,730        2,870,108
  Clean Wtr & Drinking Revolving Funds
  Pooled Funding Program Ser B
  5.375%, 11/15/18                                       1,485        1,596,078
  New York City Mun Wtr Fin Proj-2ND
  Resources
  5.25%, 6/15/14                                         1,640        1,816,940
  Personal Income Tax Rev Ser A FGIC
  5.25%, 1/01/19-1/01/20                                 3,340        3,605,039
  State Env Ser A FGIC
  5.00%, 12/15/23                                        1,060        1,130,352
  State Revolving Fund Mun Wtr Proj
  Ser J
  5.00%, 6/15/19                                         2,310        2,451,903
  State Revolving Fund New York City
  Mun Wtr Fin Auth
  Escrowed to Maturity
  5.75%, 6/15/11                                         1,490        1,633,293
  State Revolving Fund New York City
  Mun Wtr Ref Ser A
  5.75%, 6/15/07                                            15           15,023
  State Revolving Fund Ser 1994
  5.75%, 6/15/11                                           745          816,982
  Escrowed to Maturity
  5.75%, 6/15/11                                         4,770        5,228,731
  State Revolving Fund Ser A
  4.95%, 6/15/10                                         1,730        1,770,084
  5.20%, 12/15/15                                          225          229,698
  State Revolving Fund Ser B
  5.875%, 7/15/20                                        4,560        4,876,920

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
  Prerefunded 7/15/09 @ 101
  5.875%, 7/15/20                               $          440   $      471,790
  State Revolving Fund Ser K
  5.00%, 6/15/09-6/15/11                                13,010       13,730,256
  Wtr Sub Revolving Fund Ser E MBIA
  5.50%, 6/15/07                                         5,000        5,070,100
New York State GO
  Unrefunded Balance Ser B AMBAC TCRS
  5.625%, 8/15/08                                        4,245        4,269,663
New York State Hsg Fin Agy
  Hlth Facs New York City Ser A
  6.00%, 11/01/07                                        1,160        1,179,372
  State Personal Income Tax Rev
  Economic Development & Housing
  Ser A
  5.25%, 3/15/20                                         2,615        2,808,301
  State Personal Income Tax Rev Ser A
  5.25%, 9/15/21                                         2,825        3,028,852
New York State Hsg Fin Agy Svc Contract
  Ser C MBIA-IBC
  5.50%, 9/15/18                                         2,720        2,818,790
  Ser K
  5.00%, 3/15/09                                         1,695        1,748,867
New York State Loc Govt Assistance Corp.
  Ref Sub Lien Ser A-1 FSA
  5.00%, 4/01/11                                         9,470       10,055,625
  Ref Sub Lien Ser A-2
  5.00%, 4/01/10                                         5,275        5,529,413
  Ser A
  6.00%, 4/01/08                                         3,035        3,102,074
  Ser A FGIC
  5.00%, 4/01/15                                         1,355        1,406,951
New York State Mortgage Agy
  AMT Homeowner Mortgage Rev Ser 69
  5.50%, 10/01/28                                          995        1,015,407
  AMT Homeowner Mortgage Rev Ser 99
  4.50%, 4/01/23                                         4,430        4,437,753
New York State Pwr Auth Rev
  Ser A
  5.00%, 11/15/20                                        2,680        2,843,373
New York State Twy Auth
  Hwy & Brdg Trust Fund Ser A FGIC
  5.00%, 4/01/18                                         1,120        1,198,366
  Hwy & Brdg Trust Fund Ser A FSA
  5.25%, 4/01/08                                         2,750        2,819,740
  Hwy & Brdg Trust Fund Ser B FSA
  5.00%, 4/01/17                                         1,310        1,332,886
  Local Hwy & Brdg Svc Contract MBIA
  5.10%, 4/01/10                                         1,050        1,104,054
  Local Hwy & Brdg Svc Contract Rev
  5.50%, 4/01/11                                         3,520        3,790,547
  Local Hwy & Brdg Svc Contract
  Ser 2002 C
  5.50%, 4/01/12                                         3,720        4,057,739
  Personal Income Tax Rev
  Ser 2005 A FSA
  5.00%, 3/15/18                                         1,930        2,078,629


42  Sanford C. Bernstein Fund, Inc.--2006 Annual Report

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
  Personal Income Tax Rev
  Ser A AMBAC
  5.00%, 3/15/15                                $       10,170   $   11,113,674
  Personal Income Tax Rev Ser A FSA
  5.00%, 3/15/11-3/15/15                                11,725       12,666,271
  Personal Income Tax Rev Ser A MBIA
  5.00%, 3/15/19                                         2,500        2,649,525
  Second Gen Hwy & Brdg Trust Fund
  Ser A MBIA
  5.00%, 4/01/24                                         1,060        1,128,614
  5.25%, 4/01/13                                         5,435        5,936,868
  Second Gen Hwy & Brdg Trust Fund
  Ser B AMBAC
  5.25%, 4/01/11                                         3,775        4,039,288
  Second Gen Hwy & Brdg Trust Fund
  Ser B FSA
  5.00%, 4/01/12                                         1,415        1,512,918
  Ser A
  5.00%, 3/15/09                                         4,780        4,937,597
  5.25%, 4/01/12                                         2,755        2,979,670
  Ser B
  5.25%, 4/01/14                                         3,140        3,460,217
  Ser F
  5.00%, 1/01/14                                         7,210        7,819,317
New York State Twy Auth Gen Rev
  Ser F AMBAC
  5.00%, 1/01/11-1/01/13                                13,450       14,316,531
New York State Twy Auth Hwy & Brdg
   Trust Fund
  Ref Ser C MBIA
  5.25%, 4/01/11                                         4,625        4,948,796
  Second Gen Ser B FGIC
  5.00%, 4/01/13-4/01/16                                26,690       28,906,520
  Second Gen Ser B FSA
  5.00%, 4/01/14-4/01/15                                76,785       83,442,395
  Ser B FSA
  5.00%, 4/01/11                                         3,000        3,179,130
New York State Twy Auth Rev
  Local Hwy & Brdg Svc Contract
  5.00%, 4/01/09                                         5,775        5,968,809
  Prerefunded 4/01/11 @ 100
  5.25%, 4/01/16-4/01/18                                 9,000        9,645,480
New York State Twy Auth Second Gen
  Hwy and Brdg Trust Fund
  Ser B AMBAC
  5.25%, 4/01/12                                        13,700       14,817,235
New York State Twy Auth Svc
  Contract Rev
  Prerefunded 4/01/11 @ 100
  5.25%, 4/01/17                                         5,860        6,280,279
  Ser A-2 MBIA
  5.375%, 4/01/09                                        3,500        3,627,295
New York State UDC
  Correctional & Youth Facs Svcs Ser A
  5.25%, 1/01/21                                        10,200       10,540,986

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
  Correctional Facs Ser B AMBAC
  Prerefunded 1/01/09 @ 101
  5.25%, 1/01/16                                $        2,330   $    2,440,139
  Correctional Ref Ser A XLCA
  5.25%, 1/01/11                                         2,310        2,459,503
  State Personal Income Tax Rev
  Ser 2005 A-1 AMBAC
  5.00%, 12/15/20                                        6,265        6,742,769
Niagara Falls Brdg Commission
  Escrowed to Maturity
  6.30%, 10/01/12                                        4,670        5,360,366
Onondaga Cnty
  Escrowed to Maturity
  5.70%, 4/01/11                                         1,830        1,995,194
  Economically Defeased
  Escrowed to Maturity
  5.70%, 4/01/09                                         1,800        1,895,022
  Unrefunded Balance
  5.70%, 4/01/09-4/01/11                                 1,570        1,679,824
Port Auth of New York & New Jersey
  Consolidated 117th Ser FGIC AMT
  5.125%, 11/15/15                                       1,355        1,400,514
  Consolidated 126th Ser FGIC
  5.25%, 11/15/08                                       11,570       11,957,132
  5.50%, 11/15/09-11/15/10                              18,800       19,896,997
  Spl Oblig Rev MBIA
  6.00%, 12/01/06                                        1,205        1,209,338
  6.25%, 12/01/08                                        2,090        2,197,677
Suffolk Cnty
  Ref Ser B FSA
  5.00%, 5/01/09                                         1,980        2,052,468
Suffolk Cnty Wtr Auth Wtrwks Rev
  Ser Lien MBIA
  Escrowed to Maturity
  5.10%, 6/01/08                                            80           82,119
  Unrefunded Balance Ser Lien MBIA
  5.10%, 6/01/08                                           920          943,626
Tobacco Settlement Fin Corp.
  Tobacco Settlement Asset-Backed
  Ser A-1
  5.00%, 6/01/09-6/01/11                                 5,050        5,164,490
  Tobacco Settlement Asset-Backed
  Ser C-1
  5.50%, 6/01/14                                        16,465       17,241,983
Triborough Brdg & Tunnel Auth
  Convention Center Ser E
  6.00%, 1/01/11                                         1,490        1,626,350
  Gen Purpose Ser A
  Prerefunded 1/01/12 @ 100
  5.125%, 1/01/31                                        7,715        8,294,937
  New York Toll Rev Ser Y
  Escrowed to Maturity
  5.50%, 1/01/17                                         9,370       10,496,555
  Ser A
  5.00%, 1/01/20                                         1,000        1,048,250
  5.25%, 1/01/17                                         5,025        5,397,704


                       Schedule of Investments--New York Municipal Portfolio  43

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
  Ser B
  5.00%, 11/15/11                               $        8,880   $    9,455,602
  5.25%, 11/15/12-11/15/13                              14,455       15,797,578
  Spl Oblig Ser A MBIA
  Escrowed to Maturity
  5.125%, 1/01/18                                        8,165        8,471,759
  Toll Rev Gen Purpose Senior Ser
  Escrowed to Maturity
  5.50%, 1/01/12                                        13,745       14,416,306
Westchester Cnty
  Ser A
  6.75%, 2/01/07                                         1,300        1,313,741
Westchester Cnty IDA
  Resource Recovery Rev Ser A AMBAC
  5.60%, 7/01/07                                         4,000        4,003,000
Yonkers
  Ref Ser A MBIA
  5.00%, 12/01/10-8/01/14                               13,145       14,005,916
  Ser A MBIA
  5.00%, 8/01/12                                         2,525        2,696,826
                                                                 --------------
                                                                  1,340,503,692
                                                                 --------------
North Carolina-0.3%
North Carolina Eastern Mun Pwr Agy Pwr Sys
  Ref Ser C
  5.375%, 1/01/17                                        2,285        2,436,084
  Ref Ser D
  5.375%, 1/01/10                                        2,445        2,551,407
                                                                 --------------
                                                                      4,987,491
                                                                 --------------
Ohio-0.4%
Ohio State Air Quality Dev Auth Rev
  Cleveland Pollution Control Ser B
  3.75%, 10/01/30(b)                                     5,095        5,111,508
Port Authority of Columbiana County SWFR
  Liberty Wste Transp LLC Proj Ser A AMT
  7.00%, 8/01/21                                         1,600        1,623,040
                                                                 --------------
                                                                      6,734,548
                                                                 --------------
Pennsylvania-0.2%
Beaver County IDA PCR
  Cleveland Electric Proj
  3.75%, 10/01/30(b)                                     1,075        1,072,345
Montgomery Cnty IDA Rev
  Whitemarsh Con Care Proj Ser 05
  6.00%, 2/01/21                                         1,515        1,605,809
                                                                 --------------
                                                                      2,678,154
                                                                 --------------
Puerto Rico-5.6%
Puerto Rico Commonwealth
  MBIA
  6.25%, 7/01/09                                         1,810        1,938,438
  Public Impt Ser A
  5.00%, 7/01/13                                         2,005        2,130,854
  Ref Pub Impt Ser A MBIA IBC
  5.50%, 7/01/15                                         6,575        7,456,905
  Ref Public Impt Ser C FSA
  5.00%, 7/01/21                                        10,255       10,508,709

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
Puerto Rico Commonwealth Govt
  Dev Bk
  Ser B
  5.00%, 12/01/11-12/01/13                      $       13,350   $   14,113,141
Puerto Rico Commonwealth
  Infrastructure Fin Auth
  Ref Ser C AMBAC
  5.50%, 7/01/14                                        14,765       16,549,498
Puerto Rico Hsg Bank & Fin Agy
  Ref Commonwealth Appropriation
  Loan Insurance Claims
  5.25%, 12/01/06                                        3,425        3,428,562
Puerto Rico Hwy & Transp Auth
  Transp Rev
  5.00%, 7/01/07                                         2,000        2,015,800
Puerto Rico Pub Bldgs Auth Rev Gtd
  Govt Facs Ser J AMBAC
  5.00%, 7/01/36(b)                                      6,925        7,393,822
  Ref Govt Facs Ser C
  5.25%, 7/01/08                                         1,000        1,021,950
  Ref Govt Facs Ser J
  5.00%, 7/01/28(b)                                      1,000        1,045,050
Puerto Rico Pub Fin Corp.
  Commonwealth Appropriated
  Ser A AMBAC
  5.25%, 8/01/30                                         4,360        4,688,046
  Commonwealth Appropriated
  Ser A FGIC
  5.25%, 8/01/31                                        14,640       15,741,513
                                                                 --------------
                                                                     88,032,288
                                                                 --------------
South Carolina-0.1%
Lancaster Cnty Assmt Rev
  Edenmoor Impt Dist Ser B
  5.375%, 12/01/16                                       1,335        1,365,078
                                                                 --------------
Virginia-0.6%
Broad Str CDA
  7.125%, 6/01/15                                        1,785        1,963,036
Celebrate CDA Spl Assmt Rev
  Proj Ser B
  6.25%, 3/01/18                                         1,750        1,860,775
Louisa IDA PCR
  Elec & Pwr Co.
  5.25%, 12/01/08                                        4,910        4,967,545
                                                                 --------------
                                                                      8,791,356
                                                                 --------------
West Virginia-0.1%
Putnam Cnty PCR
  Appalachian Pwr Co. Proj Ser E
  2.80%, 5/01/19(b)                                      2,150        2,146,238
                                                                 --------------
Total Municipal Bonds
(cost $1,528,371,175)                                             1,548,759,569
                                                                 --------------


44  Sanford C. Bernstein Fund, Inc.--2006 Annual Report

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
Short-Term Municipal Notes-0.4%
-------------------------------------------------------------------------------
New York-0.4%
New York City
  SubSer I
  3.80%, 4/01/36                                $        1,000   $    1,000,000
New York City Hsg Dev Corp.
  Residential East 17th St Ser A
  3.83%, 1/01/23                                         1,200        1,200,000
New York City Mun Wtr Fin Auth
  Fiscal 2003 SubSer C-1
  3.81%, 6/15/18(d)                                      1,800        1,800,000
New York City Mun Wtr Fin Auth Wtr &
  Swr Sys Rev
  2ND Gen Resolution Ser AA-1
  3.84%, 6/15/32(d)                                      2,200        2,200,000

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
New York City TFA
  Rec Ser 1-Sub 1C
  3.80%, 11/01/22(d)                            $          555   $      555,000
                                                                 --------------
Total Short-Term Municipal Notes
(cost $6,755,000)                                                     6,755,000
                                                                 --------------
Total Investments--98.9%
(cost $1,535,126,175)(e)                                          1,555,514,569

Other assets less liabilities--1.1%                                  17,476,863
                                                                 --------------
Net Assets--100%                                                 $1,572,991,432
                                                                 --------------

===============================================================================
INTEREST RATE SWAP TRANSACTIONS
--------------------------------------------------------------------------------

                                                          Rate Type
                                             -----------------------------------
                   Notional                                         Payments         Unrealized
    Swap            Amount     Termination   Payments made by    received by the    Appreciation/
Counterparty         (000)        Date        the Portfolio         Portfolio      (Depreciation)
---------------------------------------------------------------------------------------------------
Citigroup          $ 13,700       6/22/07          BMA*              2.962%        $   (62,212)
Goldman Sachs         7,000       1/05/07          BMA*              3.405%             (8,373)
JP Morgan            13,400       4/05/07          BMA*              2.988%            (61,470)
JP Morgan             7,400      10/01/07          BMA*              3.635%              8,071
Merrill Lynch         7,500       7/12/08          BMA*              3.815%             49,744
Morgan Stanley        7,000      10/06/06          BMA*              3.217%             (6,552)

* Variable interest based on the BMA (Bond Market Association) Municipal Swap Index, which fluctuates weekly.

--------------------------------------------------------------------------------

(a)   When-issued security.

(b)   Variable rate coupon, rate shown as of September 30, 2006.

(c) Represents entire or partial position segregated as collateral for interest rate swaps.

(d) Represents entire or partial position segregated as collateral for when issued securities.

(e) At September 30, 2006, the cost basis for tax purposes was $1,535,129,804. Gross unrealized appreciation of investments was $25,602,478 and gross unrealized depreciation of investments was $5,217,713, resulting in net unrealized appreciation of $20,384,765 (excluding swap transactions).

Glossary of Terms:

      ACA--American Capital Access Financial Guaranty Corporation
      AMBAC--American Municipal Bond Assurance Corporation
      AMT--Alternative Minimum Tax--(subject to)
      ARS--Adjustable Rate Security
      BANS--Bond Anticipation Notes
      CDA--Community Development Administration/Authority
      CDD--Community Development District
      COP--Certificate of Participation
      FGIC--Financial Guaranty Insurance Company
      FSA--Financial Security Assurance, Inc.
      GO--General Obligation
      IBC--International Bancshares Corporation
      IDA--Industrial Development Authority
      MBIA--Municipal Bond Investors Assurance
      MFHR--Multi-Family Housing Revenue
      MTA--Metropolitan Transportation Authority
      PCR--Pollution Control Revenue
      SWFR--Solid Waste Finance Revenue
      TCRS--Transferable Custody Receipts
      TFA--Transitional Finance Authority
      UDC--Urban Development Corporation
      XLCA--XL Capital Assurance

See notes to financial statements.


                       Schedule of Investments--New York Municipal Portfolio  45

SCB-MU-1945-1006

                        Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------
                               September 30, 2006
--------------------------------------------------------------------------------

                        Schedule of Investments
                        To the Annual Report
                        For the Taxable Bond
                        Portfolios

                        --------------------------------------------------------

                        --------------------------------------------------------

                        --------------------------------------------------------

                        --------------------------------------------------------

                        --------------------------------------------------------


                        Intermediate Duration
                        --------------------------------------------------------
                        Short Duration Plus
                        --------------------------------------------------------
                        U.S. Government Short Duration

--------------------------------------------------------------------------------

                         Sanford C. Bernstein Fund, Inc.
             Report of Independent Registered Public Accounting Firm

--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Sanford C. Bernstein Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities included in the accompanying Annual Report, including the schedules of investments contained herein, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Intermediate Duration Portfolio, Short Duration Plus Portfolio, and U.S. Government Short Duration Portfolio (three of the twelve portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the "Fund") at September 30, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, except for the financial highlights of the Short Duration Retail Classes of the Short Duration Plus Portfolio, which are presented in a separate financial report, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 28, 2006

--------------------------------------------------------------------------------
                         Sanford C. Bernstein Fund, Inc.
                             Schedule of Investments
                         Intermediate Duration Portfolio
                               September 30, 2006
--------------------------------------------------------------------------------

                                        Principal Amount (000)     U.S. $ Value
===============================================================================
U.S. GOVERNMENT & GOVERNMENT
SPONSORED AGENCY OBLIGATIONS-46.2%
-------------------------------------------------------------------------------
Federal Agency--Collateralized Mortgage Obligations-0.9%
Fannie Mae Grantor Trust
   Series 2004-T5 Class AB4
   5.78%, 5/28/35(a)(b)                         $        5,702   $    5,705,917
Federal Home Loan Mortgage Corp.
   Series R007 Class AC
   5.875%, 5/15/16(a)                                   30,576       30,723,981
                                                                 --------------
                                                                     36,429,898
                                                                 --------------
Mortgage Pass Thru's-39.3%
Federal Home Loan Mortgage Corp.
   8.50%, 5/01/25(a)                                         0                6
   4.50%, 3/01/34-1/01/36(a)                            72,390       67,684,292
   4.50%, TBA(c)                                         9,800        9,156,875
Federal National Mortgage Association
   5.50%, 1/01/09-2/01/35(a)                           307,230      304,958,766
   5.00%, 4/01/19-7/01/21(a)                           110,780      109,040,393
   4.50%, 5/01/19-9/01/21(a)                           120,326      116,118,824
   4.252%, 9/01/34(a)(b)                                14,400       14,382,214
   4.138%, 11/01/34(a)(b)                               18,208       18,173,824
   4.124%, 12/01/34(a)(b)                               14,083       14,032,059
   4.759%, 4/01/35(a)(b)                                 6,345        6,312,298
   4.663%, 7/01/35(a)(b)                                   347          344,557
   4.707%, 8/01/35(a)(b)                                10,313       10,246,465
   6.50%, 1/01/36(a)                                    12,999       13,266,845
   5.811%, 3/01/36(a)(b)                                19,135       19,313,561
   5.498%, 5/01/36(a)(b)                                 5,343        5,355,344
   5.942%, 6/01/36(a)(b)                                14,041       14,257,839
   4.50%, TBA                                            6,690        6,453,763
   5.00%, TBA                                          109,700      105,414,899
   5.50%, TBA                                          430,985      424,520,225
   6.00%, TBA                                          171,360      172,109,700
   6.50%, TBA                                          125,265      127,535,428
Government National Mortgage
   Association
   8.50%, 11/15/26(a)                                        1            1,328
   7.00%, 10/15/27(a)                                        3            3,080
   6.00%, 2/15/36-4/15/36(a)                            69,202       70,050,102
                                                                 --------------
                                                                  1,628,732,687
                                                                 --------------
U.S. Treasury Bonds-3.6%
United States Treasury Bonds
   7.25%, 5/15/16(a)                                    19,570       23,454,958
   4.50%, 2/15/36(a)                                   129,785      124,360,376
                                                                 --------------
                                                                    147,815,334
                                                                 --------------

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
U.S. Treasury Note-2.4%
United States Treasury Note
   4.875%, 5/31/11(a)                           $       99,055   $  100,192,548
                                                                 --------------
Total U.S. Government & Government
Sponsored Agency Obligations
(cost $1,906,358,808)                                             1,913,170,467
                                                                 --------------

===============================================================================
CORPORATE DEBT OBLIGATIONS-15.1%
===============================================================================
Financial Institutions-4.9%
-------------------------------------------------------------------------------
Banking-2.2%
Barclays Bank PLC
   Callable 6/15/11 @ 100.00
   8.55%, 9/29/49(a)(b)(c)                               6,460        7,260,969
BOI Capital Funding Number 2
   Callable 2/01/16 @ 100.00
   5.571%, 2/01/49(a)(c)                                 1,500        1,446,880
Citigroup, Inc.
   Subordinated Note
   5.00%, 9/15/14(a)                                    18,963       18,475,196
JPMorgan Chase & Co.
   6.75%, 2/01/11(a)                                     8,605        9,100,046
Mitsubishi UFG Capital Finance 1, Ltd.
   Callable 7/25/16 @ 100.00
   6.346%, 7/29/49(a)                                    3,245        3,271,320
RBS Capital Trust III
   Callable 9/30/14 @ 100.00
   5.512%, 9/29/49(a)(b)                                10,580       10,280,120
Resona Bank, Ltd.
   5.85%, 9/29/49(a)(c)                                  1,300        1,270,933
Resona Preferred Global Securities
   Callable 7/30/15 @ 100.00
   7.191%, 12/29/49(a)(b)(c)                             2,460        2,546,100
Sanwa Bank, Ltd.
   7.40%, 6/15/11(a)                                     1,210        1,307,158
Sumitomo Mitsui Banking Corp.
   Callable 10/15/15 @ 100.00
   5.625%, 7/29/49(a)(b)(c)                              2,270        2,209,209
Suntrust Bank
   5.511%, 6/02/09(a)(b)                                 4,770        4,779,686
The Huntington National Bank
   Senior Note
   4.375%, 1/15/10(a)                                    4,100        3,988,923
UBS Preferred Funding Trust I
   Callable 10/01/10 @ 100.00
   8.622%, 10/29/49(a)                                   6,990        7,778,696
UFJ Finance Aruba AEC
   6.75%, 7/15/13(a)                                     2,366        2,532,110
Wachovia Capital Trust III
   Callable 3/15/11 @ 100.00
   5.80%, 8/29/49(a)                                     5,965        5,981,189
Wells Fargo & Co.
   Senior Note
   4.20%, 1/15/10(a)                                     4,455        4,328,108


                     Schedule of Investments--Intermediate Duration Portfolio  1

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
Zions Bancorporation
   5.50%, 11/16/15(a)                           $        4,040   $    3,991,589
                                                                 --------------
                                                                     90,548,232
                                                                 --------------
Brokerage-0.2%
The Goldman Sachs Group, Inc.
   4.75%, 7/15/13(a)                                     4,795        4,604,475
   5.125%, 1/15/15(a)                                    3,450        3,344,765
                                                                 --------------
                                                                      7,949,240
                                                                 --------------
Finance Companies-1.1%
American General Finance Corp.
   Medium-Term Note
   4.625%, 5/15/09(a)                                   10,015        9,848,541
Capital One Bank
   Subordinated Note
   6.50%, 6/13/13(a)                                     2,884        3,016,338
CIT Group, Inc.
   Senior Note
   7.75%, 4/02/12(a)                                     6,035        6,682,006
Countrywide Home Loans, Inc.
   Medium-Term Note, Series L
   4.00%, 3/22/11(a)                                     6,605        6,233,852
General Electric Capital Corp.
   4.375%, 11/21/11(a)                                   6,275        6,048,027
HSBC Finance Corp.
   6.50%, 11/15/08(a)                                    8,848        9,070,094
   7.00%, 5/15/12(a)                                     2,855        3,086,874
iStar Financial, Inc.
   Senior Note
   5.15%, 3/01/12(a)                                     2,965        2,892,678
                                                                 --------------
                                                                     46,878,410
                                                                 --------------
Financial--Other-0.7%
Berkshire Hathaway Finance Corp.
   4.20%, 12/15/10(a)                                    5,700        5,507,209
Boeing Capital Corp.
   Senior Note
   4.75%, 8/25/08(a)                                     5,580        5,541,068
Core Investment Grade Trust
   4.659%, 11/30/07(a)                                  17,015       16,895,285
                                                                 --------------
                                                                     27,943,562
                                                                 --------------
Insurance-0.6%
Assurant, Inc.
   5.625%, 2/15/14(a)                                    3,830        3,813,914
Humana, Inc.
   Senior Note
   6.30%, 8/01/18(a)                                     3,550        3,587,950
Liberty Mutual Group
   5.75%, 3/15/14(a)(c)                                  4,025        3,958,217
MetLife, Inc.
   5.00%, 11/24/13(a)                                    4,125        4,010,490
WellPoint, Inc.
   3.75%, 12/14/07(a)                                    1,796        1,761,192

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
Zurich Capital Trust I
   Callable 6/01/07 @104.19
   8.376%, 6/01/37(a)(c)                        $        8,625   $    9,076,182
                                                                 --------------
                                                                     26,207,945
                                                                 --------------
Real Estate Investment Trust-0.1%
Simon Property Group LP
   6.375%, 11/15/07(a)                                   4,290        4,327,070
                                                                 --------------
                                                                    203,854,459
                                                                 --------------

===============================================================================
Industrial-8.1%
-------------------------------------------------------------------------------
Basic Industry-0.7%
AK Steel Corp.
   7.875%, 2/15/09(a)                                    2,540        2,530,475
Ineos Group Holdings PLC
   Callable 2/15/11 @ 104.25
   8.50%, 2/15/16(a)(c)                                  3,550        3,381,375
International Paper Co.
   5.30%, 4/01/15(a)                                     5,170        4,998,547
Ispat Inland ULC
   Callable 4/01/09 @ 104.88
   9.75%, 4/01/14(a)                                     3,005        3,384,381
Packaging Corp. of America
   5.75%, 8/01/13(a)                                     4,230        4,151,356
Rhodia, SA
   10.25%, 6/01/10(a)                                    2,705        3,029,600
Union Carbide Corp.
   Debenture
   7.75%, 10/01/96(a)                                    3,600        3,787,351
Westvaco Corp.
   8.20%, 1/15/30(a)                                     1,700        1,912,662
Weyerhaeuser Co.
   5.95%, 11/01/08(a)                                    4,060        4,105,232
                                                                 --------------
                                                                     31,280,979
                                                                 --------------
Capital Goods-0.4%
Hutchison Whampoa International, Ltd.
   7.45%, 11/24/33(a)(c)                                 5,920        6,709,817
Textron Financial Corp.
   4.125%, 3/03/08(a)                                    4,945        4,861,380
Tyco International Group, SA
   6.00%, 11/15/13(a)                                    4,950        5,122,408
                                                                 --------------
                                                                     16,693,605
                                                                 --------------
Communications-4.4%
AT&T Broadband Corp.
   9.455%, 11/15/22(a)                                   5,575        7,213,849
AT&T Corp.
   7.30%, 11/15/11(a)                                    5,600        6,069,745
   8.00%, 11/15/31(a)                                    1,800        2,200,059
AT&T Wireless Services, Inc.
   Senior Note
   8.75%, 3/01/31(a)                                     5,010        6,404,784
British Sky Broadcasting Group PLC
   6.875%, 2/23/09(a)                                    2,115        2,185,379


2  Sanford C. Bernstein Fund, Inc.--2006 Annual Report

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
British Telecommunications PLC
   8.375%, 12/15/10(a)                          $       10,250   $   11,486,591
BSKYB Finance United Kingdom PLC
   5.625%, 10/15/15(a)(c)                                6,400        6,263,558
Cablevision Systems Corp.
   8.00%, 4/15/12(a)                                     3,675        3,720,938
CenturyTel, Inc.
   Series G
   6.875%, 1/15/28(a)                                    6,305        6,072,018
Cingular Wireless LLC
   5.625%, 12/15/06(a)                                   6,706        6,706,154
Clear Channel Communications, Inc.
   5.50%, 9/15/14(a)                                     8,805        8,180,638
Comcast Corp.
   5.30%, 1/15/14(a)                                     4,800        4,674,470
Cox Enterprises, Inc.
   4.375%, 5/01/08(a)(c)                                 6,050        5,936,314
DirecTV Holdings LLC
   Callable 6/15/10 @ 103.19
   6.375%, 6/15/15(a)                                    3,525        3,313,500
Embarq Corp.
   6.738%, 6/01/13(a)                                      795          817,956
New Cingular Wireless Services, Inc.
   7.875%, 3/01/11(a)                                   12,520       13,710,564
News America Holdings, Inc.
   9.25%, 2/01/13(a)                                     4,810        5,686,507
News America, Inc.
   6.55%, 3/15/33(a)                                     3,525        3,472,583
Qwest Communications
   International, Inc.
   Callable 2/15/09 @ 103.75
   7.50%, 2/15/14(a)                                     3,335        3,343,338
Qwest Corp.
   8.875%, 3/15/12(a)                                    1,055        1,151,269
R.R. Donnelley & Sons Co.
   4.95%, 4/01/14(a)                                     2,635        2,371,113
Sprint Capital Corp.
   8.375%, 3/15/12(a)                                   20,520       22,998,467
Telecom Italia Capital
   4.00%, 11/15/08-1/15/10(a)                           14,640       13,941,027
   6.375%, 11/15/33(a)                                   1,375        1,285,922
Time Warner Entertainment Co.
   Senior Debenture
   8.375%, 3/15/23(a)                                   10,450       12,068,423
Verizon Global Funding Corp.
   4.90%, 9/15/15(a)                                     4,390        4,154,406
Verizon New Jersey, Inc.
   Debenture
   5.875%, 1/17/12(a)                                    5,695        5,752,548
Vodafone Group PLC
   5.50%, 6/15/11(a)                                     8,020        8,039,336
WPP Finance Corp.
   5.875%, 6/15/14(a)                                    3,490        3,499,622
                                                                 --------------
                                                                    182,721,078
                                                                 --------------

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
Consumer Cyclical-0.6%
Centex Corp.
   5.45%, 8/15/12(a)                            $        5,669   $    5,534,752
DaimlerChrysler North America Corp.
   4.875%, 6/15/10(a)                                    2,995        2,909,951
Ford Motor Credit Co.
   6.50%, 1/25/07(a)                                     4,135        4,132,168
   6.625%, 6/16/08(a)                                    5,310        5,229,713
MGM MIRAGE
   8.375%, 2/01/11(a)                                    3,245        3,383,075
Riviera Holdings Corp.
   Callable 11/27/06 @ 105.50
   11.00%, 6/15/10(a)                                    1,110        1,171,050
Toll Brothers Finance Corp.
   6.875%, 11/15/12(a)                                   4,005        4,052,495
                                                                 --------------
                                                                     26,413,204
                                                                 --------------
Consumer Non Cyclical-1.0%
Altria Group, Inc.
   7.75%, 1/15/27(a)                                     7,005        8,481,745
ConAgra Foods, Inc.
   7.875%, 9/15/10(a)                                    1,223        1,330,131
   6.75%, 9/15/11(a)                                     1,225        1,293,198
Fortune Brands, Inc.
   2.875%, 12/01/06(a)                                   2,800        2,787,954
Kraft Foods, Inc.
   5.25%, 10/01/13(a)                                    6,910        6,830,452
Safeway, Inc.
   4.125%, 11/01/08(a)                                   2,809        2,733,975
   6.50%, 3/01/11(a)                                     1,895        1,956,023
Tyson Foods, Inc.
   8.25%, 10/01/11(a)                                    8,730        9,383,947
Wyeth
   5.50%, 2/01/14(a)                                     5,331        5,341,097
                                                                 --------------
                                                                     40,138,522
                                                                 --------------
Energy-0.4%
Amerada Hess Corp.
   7.875%, 10/01/29(a)                                   6,840        8,083,040
Tengizchevroil Finance Co.
   6.124%, 11/15/14(a)(c)                                1,840        1,821,600
Valero Energy Corp.
   6.875%, 4/15/12(a)                                    6,055        6,446,207
                                                                 --------------
                                                                     16,350,847
                                                                 --------------
Technology-0.5%
Cisco Systems, Inc.
   5.25%, 2/22/11(a)                                     3,090        3,103,006
International Business Machines Corp.
   Medium-Term Note
   4.375%, 6/01/09(a)                                    1,720        1,691,237
Motorola, Inc.
   7.625%, 11/15/10(a)                                     609          661,866
Oracle Corp.
   5.25%, 1/15/16(a)                                    13,945       13,722,828
                                                                 --------------
                                                                     19,178,937
                                                                 --------------


                     Schedule of Investments--Intermediate Duration Portfolio  3

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
Transportation-0.1%
Hertz Corp.
   Callable 1/01/10 @ 104.44
   8.875%, 1/01/14(a)(c)                        $        3,040   $    3,184,400
                                                                 --------------
                                                                    335,961,572
                                                                 --------------

===============================================================================
Utilities-2.1%
-------------------------------------------------------------------------------
Electric-1.7%
Carolina Power & Light Co.
   6.50%, 7/15/12(a)                                     5,775        6,074,832
Consumers Energy Co.
   Series C
   4.25%, 4/15/08(a)                                     2,810        2,760,710
Duke Capital LLC
   5.50%, 3/01/14(a)                                     3,125        3,072,391
   Senior Note
   8.00%, 10/01/19(a)                                    5,485        6,372,747
Exelon Corp.
   6.75%, 5/01/11(a)                                     7,415        7,791,423
FirstEnergy Corp.
   6.45%, 11/15/11(a)                                    7,945        8,288,033
   7.375%, 11/15/31(a)                                   7,850        9,075,738
MidAmerican Energy Holdings Co.
   Senior Note
   5.875%, 10/01/12(a)                                   2,400        2,443,807
NiSource Finance Corp.
   7.875%, 11/15/10(a)                                   3,010        3,246,947
NRG Energy, Inc.
   7.25%, 2/01/14(a)                                       560          555,800
   7.375%, 2/01/16(a)                                    2,985        2,966,344
Pacific Gas & Electric Co.
   4.80%, 3/01/14(a)                                     3,280        3,156,528
Progress Energy, Inc.
   7.10%, 3/01/11(a)                                     4,850        5,198,914
Public Service Co. of Colorado
   7.875%, 10/01/12(a)                                   2,545        2,873,633
SPI Electricity & Gas Australia
   Holdings Pty Ltd.
   6.15%, 11/15/13(a)(c)                                 5,805        6,030,135
                                                                 --------------
                                                                     69,907,982
                                                                 --------------
Natural Gas-0.4%
Duke Energy Field Services Corp.
   7.875%, 8/16/10(a)                                    2,100        2,272,990
Enterprise Products Operating LP
   Series B
   5.60%, 10/15/14(a)                                    3,310        3,238,865
Kinder Morgan Finance Corp.
   5.35%, 1/05/11(a)                                     5,650        5,495,043
The Williams Cos., Inc.
   7.875%, 9/01/21(a)                                    3,235        3,380,575
                                                                 --------------
                                                                     14,387,473
                                                                 --------------
                                                                     84,295,455
                                                                 --------------
Total Corporate Debt Obligations
(cost $628,214,472)                                                 624,111,486
                                                                 --------------

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
NON U.S. DOLLAR SOVEREIGN DEBT-14.2%
-------------------------------------------------------------------------------
Japan (Government of)
   0.70%, 6/20/10(a)       JPY                      27,095,900      227,315,161
   0.80%, 9/10/15(a)                                 9,649,005       80,140,858
Norway (Kingdom of)
   6.00%, 5/16/11(a)       NOK                         194,887       32,349,492
Poland (Government of)
   6.00%, 11/24/10(a)      PLN                          70,000       22,867,903
   6.25%, 10/24/15(a)                                  106,330       35,681,573
Sweden (Kingdom of)
   5.00%, 1/28/09(a)       SEK                         254,535       35,921,767
   5.25%, 3/15/11(a)                                   637,930       92,997,635
United Mexican States
   8.00%, 12/24/08(a)      MXN                         445,925       40,864,966
   9.00%, 12/20/12(a)                                  198,125       18,715,009
                                                                 --------------
Total Non U.S. Dollar Sovereign Debt
(cost $588,240,064)                                                 586,854,364
                                                                 --------------

===============================================================================
COMMERCIAL MORTGAGE BACKED SECURITIES-7.8%
-------------------------------------------------------------------------------
Banc America Commercial
   Mortgage, Inc.
   Series 2001-PB1 Class A2
   5.787%, 5/11/35(a)                           $        7,708   $    7,882,510
   Series 2004-3 Class A5
   5.481%, 6/10/39(a)(b)                                13,780       13,908,567
   Series 2004-4 Class A3
   4.128%, 7/10/42(a)                                    8,850        8,602,173
   Series 2004-6 Class A2
   4.161%, 12/10/42(a)                                  11,835       11,491,589
Bear Stearns Commercial Mortgage
   Securities, Inc.
   Series 2005-T18 Class A4
   4.933%, 2/13/42(a)                                   12,490       12,140,876
Citigroup Commercial Mortgage Trust
   Series 2004-C1 Class A4
   5.53%, 4/15/40(a)(b)                                 10,280       10,379,099
Commercial Mortgage Asset Trust
   Series 1999-C1 Class A3
   6.64%, 1/17/32(a)                                         0               86
Credit Suisse Mortgage Capital
   Certificates
   Series 2006-C3 Class A3
   6.022%, 6/15/38(a)(b)                                18,860       19,587,807
CS First Boston Mortgage
   Securities Corp.
   Series 2003-CK2 Class A2
   3.861%, 3/15/36(a)                                    7,790        7,603,118
   Series 2004-C1 Class A4
   4.75%, 1/15/37(a)                                     4,400        4,253,519
   Series 2005-C1 Class A4
   5.014%, 2/15/38(a)                                   10,900       10,667,210
GE Capital Commercial Mortgage Corp.
   Series 2005-C3 Class A3FX
   4.863%, 7/10/45(a)                                   12,735       12,609,306


4  Sanford C. Bernstein Fund, Inc.--2006 Annual Report

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
Greenwich Capital Commercial
   Funding Corp.
   Series 2003-C1 Class A4
   4.111%, 7/05/35(a)                           $        9,240   $    8,658,556
   Series 2003-C2 Class A3
   4.533%, 1/05/36(a)                                      325          316,620
   Series 2005-GG3 Class A2
   4.305%, 8/10/42(a)                                   13,565       13,218,620
GS Mortgage Securities Corp. II
   Series 2004-GG2 Class A6
   5.396%, 8/10/38(a)                                      100          100,463
JP Morgan Chase Commercial
   Mortgage Securities
   Series 2004-C1 Class A2
   4.302%, 1/15/38(a)                                    9,775        9,406,208
   Series 2005-LDP3 Class A2
   4.851%, 8/15/42(a)                                   11,220       11,078,573
   Series 2005-LDP4 Class A2
   4.79%, 10/15/42(a)                                    8,210        8,089,155
   Series 2006-CB15 Class A4
   5.814%, 6/12/43(a)                                   11,890       12,288,672
   Series 2006-CB14 Class A4
   5.481%, 12/12/44(a)                                   6,750        6,803,536
   Series 2006-CB16 Class A4
   5.552%, 5/12/45(a)                                   21,000       21,345,030
   Series 2005-LDP1 Class A4
   5.038%, 3/15/46(a)                                   13,750       13,469,225
LB-UBS Commercial Mortgage Trust
   Series 2004-C4 Class A4
   5.304%, 6/15/29(a)                                    3,780        3,813,075
   Series 2004-C8 Class A2
   4.201%, 12/15/29(a)                                   9,405        9,141,327
   Series 2005-C1 Class A4
   4.742%, 2/15/30(a)                                    8,960        8,617,388
   Series 2005-C7 Class A4
   5.197%, 11/15/30(a)                                  10,140        9,888,325
Merrill Lynch Mortgage Trust
   Series 2005-CKI1 Class A6
   5.417%, 11/12/37(a)(b)                                9,140        9,109,806
   Series 2005-MKB2 Class A2
   4.806%, 9/12/42(a)                                   16,215       16,024,172
Merrill Lynch/Countrywide
   Commercial Mortgage Trust
   Series 2006-2 Class A4
   6.105%, 6/12/46(a)                                   11,735       12,283,963
Morgan Stanley Capital I
   Series 2005-T17 Class A5
   4.78%, 12/13/41(a)                                   13,195       12,712,867
   Series 2005-HQ5 Class A4
   5.168%, 1/14/42(a)                                   16,915       16,737,223
                                                                 --------------
Total Commercial Mortgage Backed Securities
(cost $324,817,712)                                                 322,228,664
                                                                 --------------

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
ASSET-BACKED SECURITIES-4.5%
-------------------------------------------------------------------------------
American Express Credit
   Account Master Trust
   Series 2005-1 Class A
   5.36%, 10/15/12(a)(b)                        $        9,305   $    9,315,180
Asset Backed Funding Certificates
   Series 2003-WF1 Class A2
   6.074%, 12/25/32(a)(b)                                3,555        3,565,714
Bank One Issuance Trust
   Series 2004-A4 Class A4
   5.37%, 2/16/10(a)(b)                                  9,890        9,894,638
Bear Stearns Asset Backed
   Securities, Inc.
   Series 2005-SD1 Class 1A1
   5.48%, 4/25/22(a)(b)                                  2,378        2,379,606
Capital Auto Receivables Asset Trust
   Series 2005-SN1A Class A3A
   4.10%, 6/15/08(a)                                    11,915       11,861,013
Citifinancial Mortgage Securities, Inc.
   Series 2003-1 Class AFPT
   3.36%, 1/25/33(a)                                     3,215        2,915,003
Credit-Based Asset Servicing &
   Securities Trust
   Series 2005-CB7 Class AF2
   5.146%, 11/25/35(a)(b)                                8,145        8,087,732
DB Master Finance, LLC
   Series 2006-1 Class A2
   5.779%, 6/20/31(a)(c)                                 3,700        3,755,537
GE-WMC Mortgage Securities LLC
   Series 2005-2 Class A2B
   5.50%, 12/25/35(a)(b)                                 8,945        8,948,936
Home Equity Mortgage Trust
   Series 2005-2 Class A1
   5.51%, 7/25/35(a)(b)                                  1,695        1,695,701
   Series 2005-4 Class A3
   4.742%, 1/25/36(a)                                    8,695        8,592,051
   Series 2006-1 Class A2
   5.30%, 5/25/36(a)                                     4,135        4,125,241
Household Home Equity Loan Trust
   Series 2005-3 Class A1
   5.59%, 1/20/35(a)(b)                                  7,615        7,634,066
HSI Asset Securitization Corp. Trust
   Series 2006-OPT2 Class 2A1
   5.41%, 1/25/36(a)(b)                                  6,272        6,273,334
Master Asset Backed Securities Trust
   Series 2004-HE1 Class A1
   5.73%, 9/25/34(a)(b)                                  7,102        7,110,430
MBNA Credit Card Master Note Trust
   Series 2001-A5 Class A5
   5.54%, 3/15/11(a)(b)                                 30,140       30,275,329
Residential Asset Mortgage Products, Inc.
   Series 2005-RS3 Class AIA2
   5.50%, 3/25/35(a)(b)                                  8,945        8,951,986
   Series 2005-RZ1 Class A2
   5.53%, 4/25/35(a)(b)                                 12,390       12,403,505


                     Schedule of Investments--Intermediate Duration Portfolio  5

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
Residential Asset Securities Corp.
   Series 2002-KS7 Class A2
   5.70%, 11/25/32(a)(b)                        $        1,470   $    1,469,959
   Series 2003-KS3 Class A2
   5.63%, 5/25/33(a)(b)                                  1,023        1,022,983
Residential Funding Mortgage
   Securities II
   Series 2005-HI2 Class A3
   4.46%, 5/25/35(a)                                     6,000        5,915,628
Saxon Asset Securities Trust
   Series 2005-4 Class A2B
   5.51%, 11/25/37(a)(b)                                 9,225        9,233,653
SLM Student Loan Trust
   Series 2003-C Class A1
   5.49%, 9/15/16(a)(b)                                  8,277        8,292,763
Specialty Underwriting &
   Residential Finance
   Series 2006-BC1 Class A2A
   5.41%, 12/25/36(a)(b)                                 6,656        6,657,167
Structured Asset Investment
   Loan Trust
   Series 2006-1 Class A1
   5.41%, 1/25/36(a)(b)                                  5,311        5,311,819
                                                                 --------------
Total Asset-Backed Securities
(cost $186,121,044)                                                 185,688,974
                                                                 --------------

===============================================================================
U.S. DOLLAR SOVEREIGN DEBT-4.1%
-------------------------------------------------------------------------------
Brazil (Republic of)
   8.25%, 1/20/34(a)                                    32,180       36,765,650
Peru (Republic of)
   7.35%, 7/21/25(a)                                     9,254        9,864,764
Russian Federation
   5.00%, 3/31/30(a)(c)                                 73,120       81,455,680
United Mexican States
   5.625%, 1/15/17(a)                                   41,636       41,073,914
                                                                 --------------
Total U.S. Dollar Sovereign Debt
(cost $166,036,593)                                                 169,160,008
                                                                 --------------

===============================================================================
COLLATERALIZED MORTGAGE OBLIGATIONS-4.0%
-------------------------------------------------------------------------------
Bear Stearns Alt-A Trust
   Series 2005-10 Class 24A1
   5.957%, 1/25/36(a)(b)                                13,361       13,491,877
   Series 2006-1 Class 22A1
   5.421%, 2/25/36(a)(b)                                18,264       18,215,768
   Series 2006-2 Class 23A1
   5.99%, 3/25/36(a)(b)                                 15,796       15,933,879
   Series 2006-3 Class 22A1
   6.242%, 5/25/36(a)(b)                                 9,070        9,193,335
Citigroup Mortgage Loan Trust, Inc.
   Series 2005-2 Class 1A4
   5.115%, 5/25/35(a)(b)                                20,095       19,847,794
Countrywide Alternative Loan Trust
   Series 2005-62 Class 2A1
   5.563%, 12/25/35(a)(b)                               12,969       12,983,997

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
IndyMac Index Mortgage Loan Trust
   Series 2006-AR7 Class 4A1
   6.265%, 5/25/36(a)(b)                        $       10,316   $   10,457,795
JP Morgan Alternative Loan Trust
   Series 2006-S1 Class 3A1
   5.44%, 3/25/36(a)(b)                                  6,108        6,110,185
Merrill Lynch Mortgage Investors, Inc.
   Series 2006-A1 Class 2A1
   6.201%, 3/25/36(a)(b)                                16,126       16,329,179
Residential Funding Mortgage
   Securities I, Inc.
   Series 2005-SA3 Class 3A
   5.243%, 8/25/35(a)(b)                                12,579       12,460,275
Structured Adjustable Rate Mortgage
   Loan Trust
   Series 2006-3 Class 2A1
   6.013%, 4/25/36(a)(b)                                14,204       14,335,776
Structured Asset Mortgage Investment, Inc.
   Series 2004-AR5 Class 1A1
   5.66%, 10/19/34(a)(b)                                12,160       12,153,931
Washington Mutual, Inc.
   Series 2005-AR2 Class 2A22
   5.55%, 1/25/45(a)(b)                                  3,491        3,492,722
                                                                 --------------
Total Collateralized Mortgage Obligations
(cost $164,666,827)                                                 165,006,513
                                                                 --------------

===============================================================================
BANK LOANS-2.8%
===============================================================================
Financial Institutions-0.1%
-------------------------------------------------------------------------------
Finance Company-0.1%
LPL Holdings, Inc.
   7.88-8.37%, 6/28/13                                   1,990        2,010,471
                                                                 --------------
Real Estate Investment Trust-0.0%
Capital Automotive REIT
   7.08%, 12/16/10(a)                                    1,954        1,956,013
                                                                 --------------
                                                                      3,966,484
                                                                 --------------

===============================================================================
Industrial-2.3%
-------------------------------------------------------------------------------
Basic Industry-0.3%
Bluegrass Container
   10.33%, 12/30/13                                      3,000        3,030,000
Ferro Corp.
   0.75-8.74%, 6/06/12                                   5,000        4,984,000
Georgia Pacific Corp.
   7.37-8.39%, 2/14/14                                   2,000        2,018,000
Hexion Specialty
   7.37-7.56%, 5/04/13                                   4,498        4,449,685
                                                                 --------------
                                                                     14,481,685
                                                                 --------------
Capital Goods-0.2%
Allied Waste Industries
   7.17-7.27%, 1/15/12                                   1,995        1,984,778
Kranson Industries, Inc.
   8.17%, 7/31/13                                        1,500        1,507,500


6  Sanford C. Bernstein Fund, Inc.--2006 Annual Report

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
Landsource Communities
   7.875%, 3/31/10                              $        2,000   $    1,988,200
Solo Cup Co.
   9.66%, 3/13/12                                        3,000        3,007,500
                                                                 --------------
                                                                      8,487,978
                                                                 --------------
Communications-0.6%
Cablevision Systems Corp.
   7.11-7.26%, 2/24/13                                   2,239        2,229,347
Cebridge Connections
   11.375%, 3/31/15                                      3,788        3,595,033
Charter Communications
   8.125%, 4/28/13                                       4,000        4,014,800
Cricket Communications
   8.12%, 5/31/13                                        3,990        4,019,925
Crown Castle International Corp.
   7.65%, 6/01/14                                        1,250        1,254,125
Frontiervision
   9.78%, 3/31/07                                        2,000        1,977,400
Level 3 Communications
   8.40%, 12/01/11                                       3,000        3,024,300
NTELOS B-1
   7.58%, 8/24/11                                          995          994,463
VTR Globalcom, SA
   10.25%, 9/20/13                                       2,500        2,487,500
                                                                 --------------
                                                                     23,596,893
                                                                 --------------
Consumer Cyclical-0.7%
Alion Science and Technology Corp.
   10.87%, 12/31/11                                      3,000        2,992,500
Brand Services, Inc.
   7.625%, 1/15/12                                       2,000        2,000,000
Jean Coutu Group, Inc.
   8.00%, 7/30/11                                        3,197        3,200,075
Lear Corp.
   7.86-7.90%, 4/25/12                                   4,500        4,392,900
Select Personnel Services
   9.875%, 6/30/12                                       3,000        2,985,000
Six Flags, Inc.
   7.73-8.48%, 6/30/09                                   3,283        3,317,680
TDS Investor Corp.
   8.375%, 8/22/13                                       3,000        3,001,366
Vanguard Car Rental USA
   8.37%, 5/15/13                                        2,805        2,805,000
Visteon Corp.
   8.61%, 5/31/13                                        3,000        2,988,600
Wimar Tahoe Corp.
   10.375%, 7/30/07                                      3,500        3,495,450
                                                                 --------------
                                                                     31,178,571
                                                                 --------------
Energy-0.1%
CDX Gas LLC
   10.62%, 3/31/13(a)                                    3,000        3,045,000
                                                                 --------------
Industrial--Other-0.1%
Education Management Corp.
   9.75%, 5/26/13                                        3,192        3,209,875
                                                                 --------------

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
Technology-0.3%
Eastman Kodak Co.
   7.64-7.75%, 10/18/12                         $        4,239   $    4,239,799
Infor Enterprise Solution
   9.12%, 7/28/12                                        3,000        3,014,854
IPC Acquisition Corp.
   7.875%, 9/30/13                                       2,000        2,000,000
Sorenson Communications, Inc.
   12.39%, 2/16/14                                       3,000        3,022,500
                                                                 --------------
                                                                     12,277,153
                                                                 --------------
                                                                     96,277,155
                                                                 --------------

===============================================================================
Utilities-0.4%
-------------------------------------------------------------------------------
Electric-0.3%
Northeast Biofuels, LLC
   8.75-8.76%, 6/20/13                                   4,000        4,020,000
Plum Point
   8.75%, 9/14/14                                        2,900        2,878,176
Relaint Energy, Inc.
   7.71%, 4/30/10                                        3,491        3,487,299
                                                                 --------------
                                                                     10,385,475
                                                                 --------------
Utility--Other-0.1%
Boson Generating
   8.75%, 9/30/10-12/15/10                               2,388        2,423,346
GBGH LLC
   10.94%, 8/07/13                                       3,000        3,000,000
                                                                 --------------
                                                                      5,423,346
                                                                 --------------
                                                                     15,808,821
                                                                 --------------
Total Bank Loans
(cost $116,445,772)                                                 116,052,460
                                                                 --------------

===============================================================================
SHORT-TERM INVESTMENTS-22.0%
-------------------------------------------------------------------------------
U.S. Government & Government
Sponsored Agency Obligations-3.9%
Federal Home Loan Bank
   Zero coupon, 10/02/06-11/13/06(d)(e)                117,000      116,550,045
Federal National Mortgage Association
   Zero coupon, 10/02/06(e)                             43,600       43,594,247
                                                                 --------------
                                                                    160,144,292
                                                                 --------------
Commercial Paper-17.9%
ABN Amro Finance
   5.225%, 10/12/06(e)                                  50,000       49,920,174
AIG Funding, Inc.
   5.23%, 10/12/06(e)                                   50,000       49,920,097
Bear Stearns Co., Inc.
   5.24%, 10/12/06(e)                                   50,000       49,919,944
Canadian Imperial Holdings
   5.23%, 10/12/06(e)                                   50,000       49,920,097
Citigroup Funding, Inc.
   5.25%, 10/12/06(e)                                   50,000       49,919,792


                     Schedule of Investments--Intermediate Duration Portfolio  7

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
Credit Suisse First Boston New York
   5.26%, 10/12/06(e)                           $       50,000   $   49,919,639
Deutsche Bank
   5.24%, 10/12/06(e)                                   50,000       49,919,945
Dexia Delaware LLC
   5.23%, 10/12/06(e)                                   50,000       49,920,097
Fortis Funding
   5.235%, 10/12/06(e)                                  50,000       49,920,021
General Electric Capital Services
   5.24%, 10/12/06(e)                                   50,000       49,919,945
Prudential Funding LLC
   5.24%, 10/12/06(e)                                   50,000       49,919,944
Royal Bank of Scotland PLC
   5.225%, 10/12/06(e)                                  50,000       49,920,174
San Paolo Finance
   5.24%, 10/12/06(e)                                   50,000       49,919,944

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
Societe Generale
   5.235%, 10/12/06(e)                          $       50,000   $   49,920,021
UBS Finance, LLC
   5.34%, 10/02/06(e)                                   42,000       41,993,770
                                                                 --------------
                                                                    740,873,604
                                                                 --------------
Time Deposit-0.2%
State Street Euro Dollar
   4.60%, 10/02/06                                      11,000       11,000,000
                                                                 --------------
Total Short-Term Investments
(cost $912,017,896)                                                 912,017,896
                                                                 --------------
Total Investments--120.7%
(cost $4,992,919,188)(f)                                          4,994,290,832

Other assets less liabilities--(20.7)%                             (855,393,271)
                                                                 --------------
Net Assets--100%                                                 $4,138,897,561
                                                                 --------------

===============================================================================
INTEREST RATE SWAP CONTRACTS
-------------------------------------------------------------------------------

                                                                         Rate Type
                                                          --------------------------------------
                      Notional Amount     Termination       Payments made      Payments Received    Unrealized Appreciation/
Swap Counterparty          (000)             Date         by the Portfolio     by the Portfolio          (Depreciation)
----------------------------------------------------------------------------------------------------------------------------
Lehman Brothers            116,000         10/28/07          3 month LIBOR+                4.800%           $        482,704
Lehman Brothers             43,445         11/02/07          3 month LIBOR+                4.814%                    189,124
Lehman Brothers            107,000          1/23/08          3 month LIBOR+                4.777%                   (980,994)

+     LIBOR (London Interbank Offered Rate).

================================================================================
FORWARD CURRENCY EXCHANGE CONTRACTS
--------------------------------------------------------------------------------

                                         Contract Amount    U.S. $ Value on          U.S. $         Unrealized Appreciation/
                                              (000)        Origination Date       Current Value          (Depreciation)
----------------------------------------------------------------------------------------------------------------------------
Purchase Contracts
Norwegian Krone      Settling 10/02/06           213,369   $      32,927,356    $      32,698,216           $       (229,140)

Swedish Krona        Settling 10/02/06           963,243         131,960,141          131,474,965                   (485,176)

Sale Contracts
Japanese Yen         Settling 10/18/06        27,052,940         233,192,883          229,696,195                  3,496,688
Japanese Yen         Settling 10/18/06         9,198,366          78,999,332           78,099,820                    899,512
Mexican Peso         Settling 10/06/06           681,673          62,071,821           61,982,101                     89,720
Norwegian Krone      Settling 10/02/06           213,369          33,879,700           32,698,216                  1,181,484
Norwegian Krone      Settling 11/08/06           213,369          32,996,608           32,769,577                    227,031
Polish Zloty         Settling 10/16/06           187,022          60,077,846           59,756,719                    321,127
Swedish Krona        Settling 10/02/06           266,706          37,200,587           36,403,219                    797,368
Swedish Krona        Settling 10/02/06           696,537          95,947,044           95,071,746                    875,298
Swedish Krona        Settling 11/15/06           963,243         132,377,249          131,907,252                    469,997


8  Sanford C. Bernstein Fund, Inc.--2006 Annual Report

===============================================================================
FINANCIAL FUTURES CONTRACTS
-------------------------------------------------------------------------------

                                                                                                          Unrealized
                                       Number of    Expiration       Original           Value at         Appreciation/
Type                                   Contracts       Month           Value       September 30, 2006    (Depreciation)
-----------------------------------------------------------------------------------------------------------------------
Purchased
U.S. Treasury Notes 5 Yr Futures          377      December 2006   $  39,621,437     $   39,779,391      $     157,954
U.S. Treasury Notes 10 Yr Futures         757      December 2006      81,261,414         81,803,312            541,898
U.S. Treasury Bonds Futures               431      December 2006      47,498,797         48,447,094            948,297

Sold
Japan Government Bonds 10 Yr Futures       92      December 2006     104,850,938        104,987,090           (136,152)
                                                                                                         -------------
                                                                                                         $   1,511,997
                                                                                                         =============

--------------------------------------------------------------------------------

(a) Positions, or portion thereof, with an aggregate market value of $3,126,030,691 have been segregated to collateralize open forward currency exchange contracts.

(b)   Variable rate coupon, rate shown as of September 30, 2006.

(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2006, the aggregate market value of these securities amounted to $146,306,906 or 3.5% of net assets.

(d) Represents entire or partial position segregated as collateral for interest rate swaps.

(e) Represents entire or partial position segregated as collateral for TBA securities.

(f) At September 30, 2006, the cost basis for tax purposes was $4,993,116,851. Gross unrealized appreciation of investments was $34,893,370 and gross unrealized depreciation of investments was $33,719,389, resulting in net unrealized appreciation of $1,173,981 (excluding foreign currency transactions, interest rate swaps and futures transactions).

Explanation of abbreviation:

      TBA--To Be Announced

Currency Abbreviations:

      JPY--Japanese Yen
      MXN--Mexican Peso
      NOK--Norwegian Krone
      PLN--Polish Zloty
      SEK--Swedish Krona

See notes to financial statements.


                    Schedule of Investments--Intermediate Duration Portfolios  9

--------------------------------------------------------------------------------
                         Sanford C. Bernstein Fund, Inc.
                             Schedule of Investments
                          Short Duration Plus Portfolio
                               September 30, 2006
--------------------------------------------------------------------------------

                                        Principal Amount (000)     U.S. $ Value
===============================================================================
U.S. GOVERNMENT & GOVERNMENT
SPONSORED AGENCY OBLIGATIONS-40.9%
-------------------------------------------------------------------------------
Federal Agency-20.2%
Federal Home Loan Bank
   5.125%, 6/13/08                              $        9,105   $    9,121,243
   5.375%, 8/19/11                                      22,275       22,678,623
Federal Home Loan Mortgage Corp.
   Callable 5/23/07 @ 100
   5.45%, 5/23/08                                        1,945        1,951,049
   3.875%, 6/15/08                                      31,870       31,294,109
   Callable 11/03/06 @ 100
   4.90%, 11/03/08                                       4,295        4,283,189
Federal National Mortgage Association
   Callable 11/28/06 @ 100
   4.90%, 11/28/07                                       4,645        4,629,554
   Callable 2/27/07 @ 100
   5.00%, 2/27/08                                        7,250        7,226,226
   4.25%, 5/15/09                                        9,855        9,697,665
                                                                 --------------
                                                                     90,881,658
                                                                 --------------
Federal Agency--Collateralized
Mortgage Obligations-0.4%
Freddie Mac Reference Remic
   Series R008 Class FK
   5.73%, 7/15/23(a)                                     1,164        1,164,929
Government National Mortgage Association
   Series 2006-51 Class IO
   0.995%, 8/16/46                                      12,061          765,138
                                                                 --------------
                                                                      1,930,067
                                                                 --------------
Mortgage Pass Thru's-15.4%
Federal Home Loan Mortgage Corp.
   9.00%, 3/17/08                                           17           17,066
   5.00%, 4/01/21                                       10,719       10,533,228
   4.398%, 9/01/34(a)                                      955          953,079
   4.124%, 1/01/35(a)                                    3,180        3,192,971
   7.00%, 5/01/35                                        5,292        5,435,082
Federal National Mortgage Association
   7.50%, 3/01/15                                          362          375,255
   8.00%, 8/01/16                                          629          656,681
   6.00%, 11/01/16-2/01/17                               3,547        3,602,720
   5.50%, 6/01/20                                       10,443       10,466,230
   7.00%, 9/01/25-11/01/34                              14,463       14,903,122
   4.477%, 5/01/33(a)                                    1,291        1,294,831
   4.38%, 8/01/34                                          790          791,932
   4.235%, 9/01/34                                       1,557        1,560,675
   4.124%, 12/01/34(a)                                   3,070        3,059,143
   4.786%, 7/01/35(a)                                    1,010        1,005,051
   6.417%, 1/01/36(a)                                    1,657        1,700,046
   5.811%, 3/01/36(a)                                    4,052        4,089,535
   5.498%, 5/01/36(a)                                    2,160        2,165,221
   5.942%, 6/01/36(a)                                    2,713        2,754,355

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
Government National Mortgage
   Association
   7.50%, 3/15/32                               $          629   $      654,553
                                                                 --------------
                                                                     69,210,776
                                                                 --------------
U.S. Treasury Notes-4.9%
United States Treasury Inflation
   Indexed Note
   3.50%, 1/15/11                                        7,423        7,775,237
United States Treasury Note
   4.875%, 5/31/11                                      13,810       13,968,594
                                                                 --------------
                                                                     21,743,831
                                                                 --------------
Total U.S. Government & Government
Sponsored Agency Obligations
(cost $183,607,051)                                                 183,766,332
                                                                 --------------

===============================================================================
CORPORATE DEBT OBLIGATIONS-25.2%
-------------------------------------------------------------------------------
Automotive-1.0%
DaimlerChrysler North America Corp.
   4.125%, 3/07/07                                       3,370        3,350,656
   4.875%, 6/15/10                                         970          942,455
                                                                 --------------
                                                                      4,293,111
                                                                 --------------
Banking-1.0%
UBS PFD Funding Trust I
   Callable 10/01/10 @ 100.00
   8.622%, 10/29/49(a)                                   1,930        2,147,766
Washington Mutual Bank
   4.50%, 8/25/08                                        2,305        2,273,931
                                                                 --------------
                                                                      4,421,697
                                                                 --------------
Building/Real Estate-1.3%
Simon Property Group LP
   6.375%, 11/15/07                                      2,150        2,168,578
Vornado Realty LP
   5.625%, 6/15/07                                       3,590        3,586,514
                                                                 --------------
                                                                      5,755,092
                                                                 --------------
Cable-1.9%
British Sky Broadcasting Group PLC
   6.875%, 2/23/09                                       3,665        3,786,957
Comcast Cable Communications, Inc.
   8.375%, 5/01/07                                       4,750        4,830,541
                                                                 --------------
                                                                      8,617,498
                                                                 --------------
Communications-1.9%
Sprint Capital Corp.
   6.00%, 1/15/07                                        5,140        5,145,510
Verizon Global Funding Corp.
   6.125%, 6/15/07                                       3,350        3,366,100
                                                                 --------------
                                                                      8,511,610
                                                                 --------------
Communications--Mobile-0.8%
Cingular Wireless LLC
   5.625%, 12/15/06                                      3,720        3,720,086
                                                                 --------------


10  Sanford C. Bernstein Fund, Inc.--2006 Annual Report

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
Financial-8.8%
American General Finance Corp.
   5.706%, 8/17/11(a)                           $        4,500   $    4,508,397
Capital One Financial Corp.
   5.67%, 9/10/09(a)                                     2,250        2,251,616
CIT Group, Inc.
   5.546%, 8/17/09(a)                                    2,270        2,270,751
   Senior Note
   7.75%, 4/02/12                                        4,000        4,428,836
Countrywide Home Loans, Inc.
   4.00%, 3/22/11                                        6,135        5,790,262
International Lease Finance Corp.
   5.625%, 6/01/07                                       6,025        6,032,796
Merrill Lynch & Co., Inc.
   6.56%, 12/16/07                                       7,725        7,850,578
The Goldman Sachs Group, Inc.
   4.125%, 1/15/08                                       6,390        6,308,623
                                                                 --------------
                                                                     39,441,859
                                                                 --------------
Food/Beverage-1.4%
General Mills, Inc.
   5.125%, 2/15/07                                       2,250        2,247,246
The Kroger Co.
   7.80%, 8/15/07                                        4,205        4,271,052
                                                                 --------------
                                                                      6,518,298
                                                                 --------------
Health Care-1.6%
Anthem Inc. NT
   3.50%, 9/01/07                                        3,470        3,406,117
WellPoint, Inc.
   3.75%, 12/14/07                                       3,864        3,789,112
                                                                 --------------
                                                                      7,195,229
                                                                 --------------
Insurance-0.9%
Marsh & McLennan Cos., Inc.
   5.375%, 3/15/07                                       4,220        4,217,409
                                                                 --------------
Non-Air Transportation-0.5%
CSX Corp.
   6.25%, 10/15/08                                       2,180        2,220,812
                                                                 --------------
Paper/Packaging-0.1%
Weyerhaeuser Co.
   6.125%, 3/15/07                                         456          456,508
                                                                 --------------
Public Utilities--Electric & Gas-2.3%
Duke Energy Corp.
   3.75%, 3/05/08                                        4,137        4,051,993
Pacific Gas & Electric Co.
   3.60%, 3/01/09                                        2,450        2,362,408
Progress Energy, Inc.
   6.05%, 4/15/07                                        3,715        3,725,090
                                                                 --------------
                                                                     10,139,491
                                                                 --------------
Service-0.7%
Waste Management, Inc.
   6.50%, 11/15/08                                       3,045        3,117,897
                                                                 --------------
Supermarket/Drug-0.8%
Safeway, Inc.
   6.50%, 11/15/08                                       3,600        3,679,412
                                                                 --------------

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
Technology-0.2%
Oracle Corp.
   5.00%, 1/15/11                               $        1,005   $      995,399
                                                                 --------------
Total Corporate Debt Obligations
(cost $114,087,398)                                                 113,301,408
                                                                 --------------

===============================================================================
ASSET-BACKED SECURITIES-11.5%
-------------------------------------------------------------------------------
Ace Securities Corp.
   Series 2003-0P1 Class A2
   5.69%, 12/25/33(a)                                      501          501,256
American General Mortgage Loan Trust
   Series 2003-1 Class A3
   4.03%, 4/25/33                                        1,370        1,325,793
Capital Auto Receivables Asset Trust
   Series 2005-SN1A Class A3A
   4.10%, 6/15/08                                        1,995        1,985,961
Citifinancial Mortgage Securities, Inc.
   Series 2003-1 Class AFPT
   3.36%, 1/25/33                                        1,250        1,133,210
   Series 2004-1 Class AF2
   2.645%, 4/25/34                                       1,043        1,018,814
Countrywide Asset-Backed Certificates
   Series 2003-BC1 Class A
   5.73%, 3/25/33(a)                                       277          277,365
Credit-Based Asset Servicing &
   Securities, Inc.
   Series 2003-CB3 Class AF1
   2.879%, 12/25/32                                        933          855,380
   Series 2005-CB4 Class AF2
   4.751%, 8/25/35                                       3,850        3,792,288
   Series 2005-RP2 Class AF2
   5.75%, 9/25/35(b)                                     1,200        1,188,096
First Franklin Mortgage Loan
   Asset-Backed Certificates
   Series 2000-FF1 Class A
   5.79%, 9/25/30(a)                                       305          305,379
GE Dealer Floorplan Master Note Trust
   Series 2006-2 Class A
   5.40%, 4/20/13(a)                                     3,000        3,000,000
Home Equity Mortgage Trust
   Series 2005-3 Class M1
   5.87%, 11/25/35(a)                                    3,825        3,833,453
Household Home Equity Loan Trust
   Series 2006-1 Class M1
   5.61%, 1/20/36(a)                                     1,414        1,413,608
HSI Asset Securitization Corp. Trust
   Series 2006-OPT1 Class 2A1
   5.41%, 12/25/35(a)                                    3,202        3,202,809
   Series 2006-OPT2 Class 2A1
   5.41%, 1/25/36(a)                                     3,938        3,938,400
Irwin Home Equity
   Series 2005-C Class 2A1
   5.58%, 4/25/30(a)                                     1,079        1,079,526
Lehman XS Trust
   Series 2006-3 Class M1
   5.78%, 3/25/36(a)                                     1,000        1,003,500


                      Schedule of Investments--Short Duration Plus Portfolio  11

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
Long Beach Mortgage Loan Trust
   Series 2004-3 Class M2
   5.93%, 7/25/34(a)                            $        6,700   $    6,717,822
Master Asset Backed Securities Trust
   Series 2004-HE1 Class A1
   5.73%, 9/25/34(a)                                       982          983,594
   Series 2004-WMC3 Class A4
   5.62%, 10/25/34(a)                                      787          787,599
Providian Gateway Master Trust
   Series 2004-DA Class A
   3.35%, 9/15/11                                        2,000        1,964,376
Residential Asset Mortgage
   Products, Inc.
   Series 2004-SL3 Class A3
   7.50%, 12/25/31                                       1,732        1,789,288
   Series 2004-RS4 Class AI4
   4.911%, 4/25/34                                       2,120        2,096,489
Residential Asset Securities Corp.
   Series 2003-KS8 Class A2B2
   5.77%, 10/25/33(a)                                       10            9,852
SLM Student Loan Trust
   Series 2006-5 Class A2
   5.429%, 7/25/17(a)                                    5,000        5,080,200
Structured Asset Investment
   Loan Trust
   Series 2006-1 Class A1
   5.41%, 1/25/36(a)                                     2,140        2,139,848
                                                                 --------------
Total Asset-Backed Securities
(cost $51,563,001)                                                   51,423,906
                                                                 --------------

===============================================================================
COLLATERALIZED MORTGAGE OBLIGATIONS-13.1%
-------------------------------------------------------------------------------
American Home Mortgage Assets
   Series 2006-3 Class 1A1
   4.664%, 10/25/46(a)                                   1,205        1,205,300
American Home Mortgage
   Investment Trust
   Series 2004-3 Class MF1
   5.35%, 10/25/34                                       2,000        1,972,180
   Series 2005-2 Class 2A1
   6.90%, 9/25/45(a)                                     1,521        1,536,289
Bear Stearns Alt-A Trust
   Series 2005-10 Class 24A1
   5.957%, 1/25/36                                       1,011        1,020,617
   Series 2006-1 Class 22A1
   5.421%, 2/25/36                                       2,549        2,542,505
   Series 2006-2 Class 23A1
   5.99%, 3/25/36                                        2,168        2,187,356
   Series 2006-3 Class 22A1
   6.242%, 5/25/36                                       1,607        1,629,199
Citigroup Mortgage Loan Trust, Inc.
   Series 2005-2 Class 1A4
   5.115%, 5/25/35                                       1,738        1,716,384
Countrywide Alternative Loan Trust
   Series 2005-62 Class 2A1
   5.563%, 12/25/35(a)                                   1,384        1,385,151

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
Countrywide Home Loans
   Series 2004-25 Class 1A6
   5.81%, 2/25/35(a)                            $        4,398   $    4,408,899
   Series 2005-12 Class 1A5
   5.25%, 5/25/35                                        4,193        4,141,148
Credit Suisse First Boston Mortgage
   Securities Corp.
   Series 2005-11 Class 3A6
   5.50%, 12/25/35                                       3,485        3,468,202
Deutsche Alt-A Securities, Inc.
   Mortgage Loan Trust
   Series 2005-AR1 Class 1A1
   5.64%, 8/25/35(a)                                     1,387        1,389,796
   Series 2006-AB2 Class A7
   5.961%, 6/25/36                                       2,748        2,748,579
Indymac Index Mortgage Loan Trust
   Series 2006-AR7 Class 4A1
   6.265%, 5/25/36                                       1,066        1,080,175
JP Morgan Mortgage Trust
   Series 2006-A4 Class 1A1
   5.852%, 6/25/36                                       1,779        1,792,568
Merrill Lynch Mortgage Investors, Inc.
   Series 2005-A8 Class A1C1
   5.25%, 8/25/36                                        1,507        1,464,951
MLCC Mortgage Investors, Inc.
   Series 2004-A Class A1
   5.56%, 4/25/29(a)                                     2,860        2,865,105
   Series 2003-F Class A1
   5.65%, 10/25/33(a)                                    3,601        3,612,050
Morgan Stanley Mortgage Loan Trust
   Series 2006-11 Class 1A2
   6.354%, 8/25/36                                       2,070        2,090,700
Nomura Asset Acceptance Corp.
   Series 2006-WF1 Class A2
   5.755%, 6/25/36                                       2,880        2,893,738
Residential Asset Mortgage
   Products, Inc.
   Series 2004-SL4 Class A4
   7.00%, 7/25/32                                          798          816,189
Residential Funding Mortgage
   Securities I, Inc.
   Series 2005-SA3 Class 3A
   5.243%, 8/25/35                                       1,729        1,712,753
Structured Adjustable Rate
   Mortgage Loan
   Series 2005-5 Class A3
   5.56%, 5/25/35(a)                                       670          670,621
   Series 2005-9 Class 2A1
   5.963%, 5/25/35(a)                                      832          837,919
Structured Asset Securities Corp.
   Series 2002-11A Class 1A
   6.594%, 6/25/32                                       1,069        1,068,776
   Series 2003-21 Class 2A1
   4.00%, 8/25/33                                          239          233,460
   Series 2006-RM1 Class AIO
   5.00%, 8/25/46                                        4,500          987,345


12  Sanford C. Bernstein Fund, Inc.--2006 Annual Report

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
Washington Mutual
   Series 2006-AR4 Class 1A1B
   5.503%, 5/25/46(a)                           $        1,094   $    1,093,924
   Series 2006-AR11 Class 1A
   5.392%, 9/25/46(a)                                    1,166        1,165,926
   Series 2006-AR11 Class 3A1A
   5.678%, 9/25/46(a)                                      896          896,314
Wells Fargo Mortgage Backed
   Securities Trust
   Series 2006-AR11 Class A4
   5.539%, 8/25/36                                       2,137        2,123,070
                                                                 --------------
Total Collateralized Mortgage Obligations
(cost $58,820,316)                                                   58,757,189
                                                                 --------------

===============================================================================
COMMERCIAL MORTGAGE-BACKED SECURITIES-6.7%
-------------------------------------------------------------------------------
Asset Securitization Corp.
   Series 1996-MD6 Class A1C
   7.04%, 11/13/29                                       5,972        5,972,492
Credit Suisse First Boston Mortgage
   Securities Corp.
   Series 2005-TF2A Class F
   5.83%, 9/15/20(a)(b)                                  1,065        1,065,000
   Series 2005-TF2A Class G
   5.88%, 9/15/20(a)(b)                                  1,065        1,064,989
First Union Lehman Brothers Bank
   of America
   Series 1998-C2 Class A2
   6.56%, 11/18/35                                       3,496        3,541,521
JP Morgan Chase Commercial
   Mortgage Securities Corp.
   Series 2005-LDP5 Class A2
   5.198%, 12/15/44                                      2,800        2,797,701

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
LB-UBS Commercial Mortgage Trust
   Series 2003-C5 Class A3
   4.254%, 7/15/27                              $        3,535   $    3,410,851
   Series 2004-C7, Class A2
   3.992%, 10/15/29                                      3,385        3,272,464
Morgan Stanley Capital I
   Series 2005-XLF Class G
   5.70%, 8/15/19(a)                                     2,645        2,645,000
Nomura Asset Securities Corp.
   Series 1998-D6 Class A1B
   6.59%, 3/15/30                                        4,910        4,989,296
Wachovia Bank Commercial
   Mortgage Trust
   Series 2006-WL7A Class H
   5.80%, 9/15/21(a)                                     1,300        1,299,974
                                                                 --------------
Total Commercial Mortgage Backed
Securities (cost $30,867,404)                                        30,059,288
                                                                 --------------

===============================================================================
SHORT-TERM INVESTMENTS-1.7%
-------------------------------------------------------------------------------
Commercial Paper-0.8%
Royal Bank of Scotland PLC
   4.755%, 1/12/07                                       3,500        3,500,169
                                                                 --------------
U.S. Government & Government
Sponsored Agency Obligations-0.9%
Federal National Mortgage Association
   Zero coupon, 10/02/06                                 4,300        4,299,433
                                                                 --------------
Total Short-Term Investments
(cost $7,799,602)                                                     7,799,602
                                                                 --------------
Total Investments--99.1%
(cost $446,744,772) (c)                                             445,107,725

Other assets less liabilities--0.9%                                   4,216,521
                                                                 --------------
Net Assets--100%                                                 $  449,324,246
                                                                 --------------

===============================================================================
INTEREST RATE SWAP CONTRACTS
-------------------------------------------------------------------------------

                                                                           Rate Type
                                                       ----------------------------------------------
                    Notional Amount                     Payments Received by the    Payments Made by      Unrealized
Swap Counterparty        (000)       Termination Date          Portfolio              the Portfolio      Depreciation
---------------------------------------------------------------------------------------------------------------------
 Lehman Brothers        14,000           1/27/08             3 month LIBOR+              4.835%           $(108,850)

+     LIBOR (London Interbank Offered Rate).

--------------------------------------------------------------------------------

(a)   Variable rate coupon, rate shown as of September 30, 2006.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2006, the aggregate market value of these securities amounted to $3,318,085 or 0.7% of net assets.

(c) At September 30, 2006, the cost basis for tax purposes was $446,764,716. Gross unrealized appreciation of investments was $1,307,398 and gross unrealized depreciation of investments was $2,964,389, resulting in net unrealized depreciation of $1,656,991 (excluding swap transactions).

See notes to financial statements.


                      Schedule of Investments--Short Duration Plus Portfolio  13

--------------------------------------------------------------------------------
                         Sanford C. Bernstein Fund, Inc.
                             Schedule of Investments
                    U.S. Government Short Duration Portfolio
                               September 30, 2006
--------------------------------------------------------------------------------

                                        Principal Amount (000)     U.S. $ Value
===============================================================================
U.S. GOVERNMENT & GOVERNMENT
SPONSORED AGENCY OBLIGATIONS-89.5%
-------------------------------------------------------------------------------
Federal Agency-41.9%
Federal Farm Credit Bank
   3.25%, 6/15/07                               $        5,000   $    4,931,800
Federal Home Loan Bank
   3.625%, 6/20/07                                         800          790,982
   4.75%, 8/08/07                                        4,000        3,985,244
   5.50%, 1/28/08                                        4,200        4,223,340
   5.125%, 6/13/08                                       4,500        4,508,028
   3.00%, 4/15/09                                        1,405        1,342,740
   5.375%, 8/19/11                                       4,475        4,556,087
Federal Home Loan Mortgage Corp.
   Callable 5/23/07 @ 100
   5.45%, 5/23/08                                          345          346,073
Federal National Mortgage Association
   3.80%, 1/18/08                                          250          245,857
   5.75%, 2/15/08                                        6,660        6,721,925
   Callable 2/27/07 @ 100
   5.00%, 2/27/08                                        1,260        1,255,868
   4.25%, 5/15/09                                          830          816,749
   6.625%, 9/15/09                                       2,500        2,616,335
                                                                 --------------
                                                                     36,341,028
                                                                 --------------
Mortgage Pass Thru's-10.9%
Federal Home Loan Mortgage Corp.
   5.00%, 4/01/21                                        1,917        1,884,298
   7.00%, 4/01/32-5/01/35                                1,100        1,129,694
   4.124%, 1/01/35                                         580          582,366
Federal National Mortgage Association
   7.50%, 3/01/15                                          129          134,020
   8.00%, 8/01/16                                          238          248,684
   6.00%, 11/01/16                                         732          743,797
   5.50%, 6/01/20                                        1,870        1,873,848
   7.00%, 2/01/31-9/01/33                                1,995        2,058,251
   4.124%, 12/01/34                                        551          548,846
   4.515%, 7/01/35(a)                                      244          243,858
                                                                 --------------
                                                                      9,447,662
                                                                 --------------

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
U.S. Treasury Notes-36.7%
United States Treasury Inflation
   Indexed Note
   3.50%, 1/15/11                               $        1,344   $    1,408,114
United States Treasury Notes
   3.00%, 12/31/06                                       2,940        2,924,956
   3.75%, 3/31/07-5/15/08                                6,930        6,845,882
   3.50%, 5/31/07-8/15/09                               15,848       15,660,200
   4.875%, 5/15/09-5/31/11                               4,945        4,994,945
                                                                 --------------
                                                                     31,834,097
                                                                 --------------
Total U.S. Government & Government
Sponsored Agency Obligations
(cost $77,759,871)                                                   77,622,787
                                                                 --------------

===============================================================================
COLLATERALIZED MORTGAGE OBLIGATIONS-3.8%
-------------------------------------------------------------------------------
American Home Mortgage Investment
   Trust
   Series 2005-2 Class 2A1
   6.90%, 9/25/45(a)                                       267          269,710
Bear Stearns Alt-A Trust
   Series 2005-10 Class 24A1
   5.957%, 1/25/36                                         663          669,282
   Series 2006-2 Class 23A1
   5.99%, 3/25/36                                          259          261,113
Countrywide Home Loans
   Series 2005-12 Class 1A5
   5.25%, 5/25/35                                          719          709,729
MLCC Mortgage Investors, Inc.
   Series 2004-A Class A1
   5.56%, 4/25/29(a)                                       519          519,796
Structured Asset Securities Corp.
   Series 2003-23H Class 1A1
   5.50%, 7/25/33                                          850          825,094
                                                                 --------------
Total Collateralized Mortgage Obligations
(cost $3,306,718)                                                     3,254,724
                                                                 --------------

===============================================================================
ASSET-BACKED SECURITIES-0.6%
-------------------------------------------------------------------------------
Ace Securities Corp.
   Series 2003-0P1 Class A2
   5.69%, 12/25/33(a)                                       76           76,174
Capital Auto Receivables Asset Trust
   Series 2005-SN1A Class A3A
   4.10%, 6/15/08                                          345          343,437
Residential Asset Securities Corp.
   Series 2003-KS8 Class A2B2
   5.77%, 10/25/33(a)                                      119          119,114
                                                                 --------------
Total Asset-Backed Securities
(cost $540,558)                                                         538,725
                                                                 --------------


14  Sanford C. Bernstein Fund, Inc.--2006 Annual Report

===============================================================================
                                        Principal Amount (000)     U.S. $ Value
===============================================================================
SHORT-TERM INVESTMENT-3.2%
-------------------------------------------------------------------------------
U.S. Government & Government
Sponsored Agency Obligations-3.2%
Federal Home Loan Bank
   Zero coupon, 10/02/06
   (cost $2,799,631)                            $        2,800   $    2,799,631
                                                                 --------------
Total Investments--97.1%
(cost $84,406,778) (b)                                               84,215,867

Other assets less liabilities--2.9%                                   2,516,871
                                                                 --------------
Net Assets--100%                                                 $   86,732,738
                                                                 --------------

-------------------------------------------------------------------------------

(a)   Variable rate coupon, rate shown as of September 30, 2006.

(b) At September 30, 2006, the cost basis for tax purposes was $84,422,256. Gross unrealized appreciation of investments was $225,431 and gross unrealized depreciation of investments was $431,820, resulting in net unrealized depreciation of $206,389.

See notes to financial statements.


           Schedule of Investments--U.S. Government Short Duration Portfolio  15

                       This page intentionally left blank.

                       This page intentionally left blank.

SCB-TAX-1944-1006

                                     [LOGO]
                         SANFORD C. BERNSTEIN & CO., LLC
                      A subsidiary of AllianceBernstein LP.

                                   Distributor

                         SANFORD C. BERNSTEIN FUND, INC.
                 1345 Avenue of the Americas, New York, NY 10105
                                 (212) 756-4097


SCBI-1947-1006

AllianceBernstein Blended Style Funds
Tax-Managed International Portfolio
International Portfolio

September 30, 2006
Annual Report


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS




Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.


November 28, 2006

Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Blended Style Funds Tax-Managed International and International Portfolios (each a "Portfolio," and collectively, the "Portfolios") for the annual reporting period ended September 30, 2006.


AllianceBernstein Tax-Managed International Portfolio
Investment Objective and Policies

This open-end fund seeks long-term growth of capital through investments in equity securities of established foreign companies based in countries comprising the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, plus Canada. The Portfolio diversifies investments between international growth and international value equity investment styles to create a blended portfolio, targeting a 50/50 split. AllianceBernstein will rebalance the portfolio to maintain this targeted allocation, but the actual weightings may vary within a narrow range. The Portfolio seeks to minimize the impact of taxes by considering the tax impact that buy-and-sell investment decisions will have on its shareholders.


AllianceBernstein International Portfolio
Investment Objective and Policies

This open-end fund seeks long-term growth of capital through investments in equity securities of established foreign companies based in countries comprising the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, plus Canada. The Portfolio diversifies investments between international growth and international value equity investment styles to create a blended portfolio, targeting a 50/50 split. AllianceBernstein will rebalance the portfolio to maintain this targeted allocation, but the actual weightings may vary within a narrow range.

Investment Results

The tables on pages 4-5 show performance for Tax-Managed International Portfolio and International Portfolio compared to their benchmark, the MSCI EAFE Index, for the six- and 12-month periods ended September 30, 2006.

The Portfolios underperformed their benchmark for both the six-month and 12-month periods ended September 30, 2006. In both periods, the MSCI EAFE Value Index significantly outperformed the MSCI EAFE Growth Index. Given this environment, the Portfolios' growth stock holdings were the primary driver of underperformance in both periods.

For the 12-month period, detractors were concentrated within the health care and industrial sectors. Within both sectors, several holdings reported weaker earnings or issued lower guidance on future earnings. On the positive side, the Portfolios had very strong results from financial, consumer and materials holdings. Merger news lifted


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS o 1


shares within materials. Financial holdings also moved higher on the strength of the Japanese economy, as well as improved investor sentiment after the U.S. Federal Reserve (the "Fed") indicated that its two-year run of interest rate increases may have come to an end.

For the six-month period, contributors to relative returns were concentrated within technology and utility holdings. Within both sectors, several holdings moved higher on strong earnings reports during the period. However, these gains were offset by significant weakness within industrial and commodity holdings. Portfolio underperformance was also driven by poor company specific results, as well as generally weaker commodity prices.

Market Review and Investment Strategy

Non-U.S. equity markets rose 4.65%, as measured by the MSCI EAFE Index, during the six-month period ended September 30, 2006. Non-U.S. stocks were up 19.16% for the 12-month period. Positive global economic reports and continued corporate profitability overshadowed investor concerns over higher interest rates and inflation. Furthermore, markets rallied near the end of the third quarter of 2006 amid a positive economic environment after the Fed left U.S. interest rates unchanged. Moreover, slackening demand, a benign geopolitical environment and insignificant hurricane activity sent crude oil prices below US$60 per barrel.


2 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Portfolios will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For a free copy of the Portfolios' prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios' quoted performance would be lower. SEC Returns, Returns After Taxes on Distributions and Returns After Taxes on Distributions and Sale of Fund Shares reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares.

Benchmark Disclosure

The unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a market capitalization weighted index that measures stock market performance in 21 countries in Europe, Australasia and the Far East. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolios.

The six- and 12-month returns for the MSCI EAFE Index shown on the next two pages are net returns. In calculating net returns, the dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties.

A Word About Risk

Substantially all of the Portfolios' assets will be invested in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. To the extent that the Portfolios invest a substantial amount of their assets in a particular country or region, an investment in the Portfolios has the risk that market changes or other events affecting that country or region may have a more significant effect on the Portfolios' net asset values. In addition, because the Portfolios will invest in foreign currency denominated securities, fluctuations in the value of the Portfolios' investments may be magnified by changes in foreign exchange rates. Because the Portfolios allocate between "growth" and "value" stocks, an investment in the Portfolios is subject to the risk that this allocation will result in lower returns when one style is outperforming another than if the Portfolios had invested entirely in the outperforming style. In addition, the transaction costs associated with the systematic rebalancing of the Portfolios may be significant over time. While the Portfolios invest principally in common stocks and other equity securities, in order to achieve their investment objectives, they may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases greater than, the risks presented by more traditional investments. AllianceBernstein Tax-Managed International Portfolio may employ strategies that take into account the tax impact of buy and sell decisions on the Portfolio's shareholders. While the Portfolio seeks to maximize after-tax returns, there can be no assurance that the strategies will be effective, and the use of these strategies may affect the gross returns of the Portfolio. These risks are fully discussed in the Portfolios' prospectus.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS o 3


TAX-MANAGED INTERNATIONAL PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)


                                                    Returns
THE PORTFOLIO VS. ITS BENCHMARK             -----------------------
PERIODS ENDED SEPTEMBER 30, 2006            6 Months      12 Months
---------------------------------------------------------------------------
AllianceBernstein Tax-Managed
International Portfolio
    Class A                                   1.85%         17.97%
    Class B                                   1.48%         17.14%
    Class C                                   1.44%         17.16%

MSCI EAFE Index                               4.66%         19.16%


GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO
1/30/04* TO 9/30/06

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                                 AllianceBernstein
                                    Tax-Managed
                                    International
                                  Portfolio Class A    MSCI EAFE Index
-------------------------------------------------------------------------------
1/30/04*                               $ 9,575             $10,000
9/30/04                                $ 9,885             $10,282
9/30/05                                $12,183             $12,935
9/30/06                                $14,369             $15,413

AllianceBernstein Tax-Managed International Portfolio Class A: $14,369

MSCI EAFE Index: $15,413

* Since inception of the Portfolio's Class A shares on 1/30/04.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Tax-Managed International Portfolio Class A shares (from 1/30/04* to 9/30/06) as compared to the performance of the Portfolio's benchmark, the MSCI EAFE Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 3.

(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS


INTERNATIONAL PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

Historical Performance


                                                         Returns
THE PORTFOLIO VS. ITS BENCHMARK                  -------------------------
PERIODS ENDED SEPTEMBER 30, 2006                 6 Months       12 Months
--------------------------------------------------------------------------
AllianceBernstein International Portfolio
    Class A                                        1.97%         17.89%
    Class B                                        1.63%         17.11%
    Class C                                        1.63%         17.10%

MSCI EAFE Index                                    4.66%         19.16%


GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO
1/30/04* TO 9/30/06

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                                 AllianceBernstein
                                   International
                                      Portfolio
                                       Class A        MSCI EAFE Index
-------------------------------------------------------------------------------
1/30/04*                               $ 9,575             $10,000
9/30/04                                $ 9,943             $10,282
9/30/05                                $12,280             $12,935
9/30/06                                $14,476             $15,413

MSCI EAFE Index: $15,413

AllianceBernstein  International Portfolio Class A: $14,476

* Since inception of the Portfolio's Class A shares on 1/30/04.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Portfolio Class A shares (from 1/30/04* to 9/30/06) as compared to the performance of the Portfolio's benchmark, the MSCI EAFE Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.


See Historical Performance and Benchmark disclosures on page 3.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS o 5


TAX-MANAGED INTERNATIONAL PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2006

                                      NAV Returns       SEC Returns
---------------------------------------------------------------------------
Class A Shares
1 Year                                    17.97%            12.97%
Since Inception*                          16.44%            14.55%

Class B Shares
1 Year                                    17.14%            13.14%
Since Inception*                          15.63%            15.04%

Class C Shares
1 Year                                    17.16%            16.16%
Since Inception*                          15.60%            15.60%

SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2006)

Class A Shares
1 Year                                                      12.97%
Since Inception*                                            14.55%

Class B Shares
1 Year                                                      13.14%
Since Inception*                                            15.04%

Class C Shares
1 Year                                                      16.16%
Since Inception*                                            15.60%


* Inception Date: 1/30/04 for Class A, Class B and Class C shares.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)


6 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS


TAX-MANAGED INTERNATIONAL PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)


RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2006)
                                                           Returns
--------------------------------------------------------------------------
Class A Shares
1 Year                                                      11.96%
Since Inception*                                            14.11%

Class B Shares
1 Year                                                      12.17%
Since Inception*                                            14.64%

Class C Shares
1 Year                                                      15.19%
Since Inception*                                            15.20%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2006)

Class A Shares
1 Year                                                       9.83%
Since Inception*                                            12.55%

Class B Shares
1 Year                                                       9.92%
Since Inception*                                            12.99%

Class C Shares
1 Year                                                      11.89%
Since Inception*                                            13.48%


*Inception Date: 1/30/04 for Class A, Class B and Class C shares.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS o 7


INTERNATIONAL PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2006

                                       NAV Returns        SEC Returns
---------------------------------------------------------------------------
Class A Shares
1 Year                                    17.89%            12.88%
Since Inception*                          16.76%            14.87%

Class B Shares
1 Year                                    17.11%            13.11%
Since Inception*                          15.93%            15.34%

Class C Shares
1 Year                                    17.10%            16.10%
Since Inception*                          15.94%            15.94%

SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2006)

Class A Shares
1 Year                                                      12.88%
Since Inception*                                            14.87%

Class B Shares
1 Year                                                      13.11%
Since Inception*                                            15.34%

Class C Shares
1 Year                                                      16.10%
Since Inception*                                            15.94%


* Inception Date: 1/30/04 for Class A, Class B and Class C shares.

See Historical Performance disclosures on page 3.


8 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                              Ending
                                            Beginning     Account Value
Tax-Managed                               Account Value    September 30,    Expenses Paid
International Portfolio                   April 1, 2006         2006        During Period*
-------------------------------------------------------------------------------------------
Class A
Actual                                           $1,000        $1,018.46         $6.93
Hypothetical (5% return before expenses)         $1,000        $1,018.20         $6.93

Class B
Actual                                           $1,000        $1,014.80        $10.56
Hypothetical (5% return before expenses)         $1,000        $1,014.59        $10.56

Class C
Actual                                           $1,000        $1,014.42        $10.55
Hypothetical (5% return before expenses)         $1,000        $1,014.59        $10.56

* Expenses are equal to each Class' annualized expense ratios, of 1.37%, 2.09% and 2.09% respectivelly, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

(Fund Expenses continued on next page)


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS o 9


FUND EXPENSES
(continued from previous page)

                                                              Ending
                                            Beginning     Account Value
                                          Account Value    September 30,    Expenses Paid
International Portfolio                   April 1, 2006        2006         During Period*
-------------------------------------------------------------------------------------------
Class A
Actual                                           $1,000        $1,019.66         $8.20
Hypothetical (5% return before expenses)         $1,000        $1,016.95         $8.19

Class B
Actual                                           $1,000        $1,016.33        $11.73
Hypothetical (5% return before expenses)         $1,000        $1,013.44        $11.71

Class C
Actual                                           $1,000        $1,016.34        $11.73
Hypothetical (5% return before expenses)         $1,000        $1,013.44        $11.71

* Expenses are equal to each Class' annualized expense ratios, of 1.62%, 2.32%. And 2.32%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).


10 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS


TAX-MANAGED INTERNATIONAL PORTFOLIO
PORTFOLIO SUMMARY
September 30, 2006

PORTFOLIO STATISTICS
Net Assets ($mil): $7,519.2

[PIE CHART OMITTED]

SECTOR BREAKDOWN*

o  39.2%  Financial
o  10.0%  Capital Equipment
o   8.5%  Consumer Staples
o   8.0%  Energy
o   7.7%  Technology/Electronics
o   7.7%  Industrial Commodities           [PIE CHART OMMITTED]
o   6.1%  Medical
o   4.3%  Construction & Housing
o   2.7%  Utilities
o   2.5%  Consumer Cyclicals
o   1.8%  Telecommunications
o   1.5%  Transportation

[PIE CHART OMITTED]

COUNTRY BREAKDOWN*

o   22.3%  Japan
o   20.3%  United Kingdom
o   17.0%  France
o   11.4%  Switzerland
o    7.6%  Germany
o    5.1%  Netherlands                    [PIE CHART OMMITTED]
o    4.5%  Italy
o    3.1%  Spain
o    2.1%  Ireland
o    1.3%  Sweden
o    1.2%  Hong Kong
o    1.1%  Canada
o    0.9%  Australia
o    0.9%  Belgium

o    1.2%  Other


* All data are as of September 30, 2006. The Portfolio's sector and country breakdowns are expressed as a percentage of total long-term investments and may vary over time. "Other" country weightings represent less than 0.9% weightings in Finland, Norway and Singapore.

   Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Schedule of Investments" section of this report reflects more specific industry information and is consistent with investment restrictions discussed in the Portfolio's prospectus.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS o 11


INTERNATIONAL PORTFOLIO
PORTFOLIO SUMMARY
September 30, 2006

PORTFOLIO STATISTICS
Net Assets ($mil): $3,453.2

[PIE CHART OMMITTED]
SECTOR BREAKDOWN*

o   38.2%  Financial
o    9.6%  Capital Equipment
o    8.7%  Industrial Commodities
o    8.1%  Energy
o    7.5%  Medical
o    7.5%  Technology/Electronics
o    7.4%  Consumer Staples
o    4.0%  Construction & Housing
o    3.1%  Consumer Cyclicals
o    2.6%  Utilities
o    1.7%  Telecommunications
o    1.6%  Transportation

[PIE CHART OMMITTED]
COUNTRY BREAKDOWN*

o   23.0%  Japan
o   19.9%  United Kingdom
o   16.8%  France
o   11.6%  Switzerland
o    8.3%  Germany
o    5.8%  Netherlands
o    4.8%  Italy
o    2.8%  Spain
o    1.2%  Hong Kong
o    1.1%  Australia
o    1.0%  Canada
o    1.0%  Ireland
o    0.9%  Belgium
o    0.6%  Sweden

o    1.2%  Other

* All data are as of September 30, 2006. The Portfolio's sector and country breakdowns are expressed as a percentage of total long-term investments and may vary over time. "Other" country weightings represent less than 0.6% weightings in Finland, Norway and Singapore.

  Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Schedule of Investments" section of this report reflects more specific industry information and is consistent with investment restrictions discussed in the Portfolio's prospectus.


12 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS


PORTFOLIO OF INVESTMENTS
Tax-Managed International Portfolio
September 30, 2006

Company                                        Shares       U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-96.0%

Financial-37.7%
Banking-22.5%
ABN AMRO Holding NV                           1,265,437   $   36,897,712
Allied Irish Banks PLC                        2,381,600       63,408,721
Banco Bilbao Vizcaya Argentaria, SA           4,099,559       94,802,715
Barclays PLC                                  8,550,000      107,820,916
BNP Paribas, SA                               1,996,763      214,583,188
Credit Agricole, SA                           1,395,000       61,164,484
Credit Suisse Group                           3,551,261      205,354,870
Fortis                                        1,580,000       64,086,607
HBOS PLC                                      3,440,000       68,022,302
Mitsubishi UFJ Financial Group, Inc.              8,133      104,653,206
Royal Bank of Scotland Group PLC              2,400,000       82,579,474
Societe Generale                                638,060      101,369,699
Standard Chartered PLC                        2,062,566       52,787,058
Sumitomo Mitsui Financial Group, Inc.            20,162      211,718,352
UBS AG                                        2,303,178      137,676,271
UniCredito Italiano SpA                       9,923,938       82,357,956
                                                          ---------------
                                                           1,689,283,531
Financial Services-3.9%
Man Group PLC                                 7,116,108       59,680,572
Nomura Holdings, Inc.                         5,073,500       89,320,112
ORIX Corp.                                      526,480      145,463,288
                                                          ---------------
                                                             294,463,972
Insurance-9.4%
Assurances Generales de France                  471,042       59,247,928
Aviva PLC                                     5,487,668       80,402,914
Fondiaria-Sai SpA                               599,648       25,486,966
Friends Provident PLC                         8,905,370       32,259,973
ING Groep NV                                  6,806,391      299,116,421
Muenchener Rueckversicherungs-
  Gesellschaft AG                               656,500      103,600,702
QBE Insurance Group, Ltd.                     3,646,875       66,522,715
Swiss Re                                        477,975       36,535,896
                                                          ---------------
                                                             703,173,515
Wholesale & International Trade-1.9%
Li & Fung, Ltd.                              15,436,000       38,086,702
Mitsui & Co., Ltd.                            8,351,000      106,436,329
                                                          ---------------
                                                             144,523,031
                                                          ---------------
                                                           2,831,444,049
Capital Equipment-9.6%
Aerospace & Defense-1.3%
BAE Systems PLC                               5,900,000       43,635,242
European Aeronautic Defence & Space Co.       1,789,090       51,414,340
                                                          ---------------
                                                              95,049,582


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS o 13


Company                                        Shares       U.S. $ Value
-------------------------------------------------------------------------------
Automobiles-5.7%
Continental AG                                  979,000   $  113,330,110
Honda Motor Co., Ltd.                           967,400       32,511,660
Renault, SA                                   1,181,000      135,273,370
Toyota Motor Corp.                            2,685,300      146,125,186
                                                          ---------------
                                                             427,240,326
Industrial Components-0.0%
NGK Insulators, Ltd.                            224,000        3,154,122

Machinery & Engineering-2.6%
ABB, Ltd.                                     6,442,724       84,884,482
Atlas Copco AB Class A                        2,061,003       54,076,956
MAN AG                                          167,000       14,105,163
Sumitomo Heavy Industries, Ltd.               5,132,000       42,952,650
                                                          ---------------
                                                             196,019,251
                                                          ---------------
                                                             721,463,281
Consumer Staples-8.1%
Beverages & Tobacco-4.0%
British American Tobacco PLC                  5,518,539      149,256,741
Japan Tobacco, Inc.                              21,850       85,051,352
Pernod Ricard, SA                               163,923       34,096,007
SABMiller PLC                                 1,838,101       34,319,421
                                                          ---------------
                                                             302,723,521
Food & Household Products-4.1%
Carrefour, SA                                   694,413       43,824,100
Essilor International, SA                       418,721       42,856,111
Groupe Danone                                   211,211       29,621,179
J Sainsbury PLC                               9,565,300       67,206,957
L'Oreal, SA                                     176,833       17,938,916
Nestle, SA                                      303,144      105,629,872
                                                          ---------------
                                                             307,077,135
                                                          ---------------
                                                             609,800,656
Energy-7.7%
Energy Sources-7.7%
BG Group PLC                                  2,171,723       26,389,524
BP PLC                                        3,089,200       33,772,227
Canadian Natural Resources, Ltd.                 67,300        3,067,110
ENI SpA                                       6,440,249      191,361,370
Nexen, Inc.                                     860,000       45,971,818
Nippon Mining Holdings, Inc.                  3,496,000       24,776,026
Norsk Hydro ASA                               1,335,737       29,931,577
Repsol YPF, SA                                2,693,400       80,066,098
Royal Dutch Shell PLC                           387,899       13,195,793
Royal Dutch Shell PLC Class A                 1,230,000       40,621,316
Total, SA                                     1,361,000       89,268,340
                                                          ---------------
                                                             578,421,199


14 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS


Company                                        Shares       U.S. $ Value
-------------------------------------------------------------------------------
Technology/Electronics-7.4%
Data Processing-4.1%
Canon, Inc.                                   1,667,800   $   87,158,194
Capgemini, SA                                 2,503,658      132,507,077
SAP AG                                          449,025       88,905,464
                                                          ---------------
                                                             308,570,735
Electrical & Electronics-1.1%
Koninklijke Philips Electronics NV              885,000       30,976,102
NEC Corp.                                     3,263,000       17,877,778
Nokia Oyj                                       987,700       19,456,517
Toshiba Corp.                                 2,780,000       18,038,792
                                                          ---------------
                                                              86,349,189
Electronic Components & Instruments-2.2%
Flextronics International, Ltd.(a)            1,647,800       20,828,192
Hoya Corp.                                    1,870,500       70,544,741
Kyocera Corp.                                   212,000       18,142,203
Sharp Corp.                                   3,208,000       55,052,745
                                                          ---------------
                                                             164,567,881
                                                          ---------------
                                                             559,487,805
Industrial Commodities-7.4%
Chemicals-1.2%
Bayer AG                                        880,839       44,865,814
Mitsui Chemicals, Inc.                        5,848,000       42,120,192
                                                          ---------------
                                                              86,986,006
Forest & Paper-0.5%
Svenska Cellulosa AB Series B                   867,000       39,783,190

Metal - Nonferrous-3.0%
BHP Billiton PLC                              3,414,021       58,827,460
Teck Cominco, Ltd. Class B                      485,000       30,373,518
Xstrata PLC                                   3,273,748      135,155,227
                                                          ---------------
                                                             224,356,205
Metal - Steel-2.1%
JFE Holdings, Inc.                            2,447,900       96,016,976
Kobe Steel, Ltd.                              7,500,000       23,569,218
Mittal Steel Co. NV                           1,097,007       38,309,806
                                                          ---------------
                                                             157,896,000
Miscellaneous Materials-0.6%
Nitto Denko Corp.                               819,800       48,565,098
                                                          ---------------
                                                             557,586,499
Medical-5.8%
Health & Personal Care-5.8%
Alcon, Inc.                                     161,600       18,503,200
AstraZeneca PLC                               1,491,307       93,144,708
GlaxoSmithKline PLC                             958,900       25,501,875
Nobel Biocare Holding AG                        134,190       32,995,932
Novartis AG                                   1,334,838       77,878,717


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS o 15


Company                                        Shares       U.S. $ Value
-------------------------------------------------------------------------------
Roche Holding AG                              727,316     $  125,656,237
Sanofi-Aventis                                706,698         62,828,607
                                                          ---------------
                                                             436,509,276
Construction & Housing-4.1%
Building Materials-1.5%
Buzzi Unicem SpA                            1,087,991         25,735,846
CRH PLC                                     2,563,906         86,842,086
                                                          ---------------
                                                             112,577,932
Construction & Housing-2.4%
Daiwa House Industry Co., Ltd.                142,000          2,456,664
George Wimpey PLC                           3,620,000         35,138,152
Leopalace21 Corp.                             784,400         28,652,365
Persimmon PLC                               1,433,000         35,868,753
Vinci, SA                                     738,032         82,049,374
                                                          ---------------
                                                             184,165,308
Real Estate-0.2%
Sino Land Co., Ltd.                         8,336,224         14,763,538
                                                          ---------------
                                                             311,506,778
Utilities-2.6%
Electric & Gas Utility-2.6%
E.ON AG                                       673,800         79,905,390
Endesa, SA                                  1,211,000         51,539,170
RWE AG                                        659,000         60,705,297
                                                          ---------------
                                                             192,149,857
Consumer Cyclicals-2.4%
Appliances & Household Durables-0.1%
Sony Corp.                                    156,500          6,320,417

Broadcasting & Publishing-0.5%
Societe Television Francaise 1              1,077,735         34,449,666

Leisure & Tourism-0.7%
Whitbread PLC                               2,244,000         54,368,674

Merchandising-1.1%
Esprit Holdings, Ltd.                       3,893,000         35,276,626
Marks & Spencer Group PLC                   3,975,301         47,825,635
                                                          ---------------
                                                              83,102,261
                                                          ---------------
                                                             178,241,018
Telecommunications-1.7%
Telecommunications-1.7%
Nippon Telegraph & Telephone Corp.              7,000         34,221,512
Singapore Telecommunications, Ltd.          6,460,010          9,903,605
Vodafone Group PLC                         37,714,600         86,147,279
                                                          ---------------
                                                             130,272,396
Transportation-1.5%
Transportation - Airlines-0.6%
Deutsche Lufthansa AG                       2,125,000         44,922,253


16 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS


                                           Shares or
                                           Principal
                                              Amount
Company                                        (000)        U.S. $ Value
-------------------------------------------------------------------------------
Transportation - Shipping-0.9%
Mitsui OSK Lines, Ltd.                     8,751,000      $   64,801,659
                                                          ---------------
                                                             109,723,912
Total Common Stocks
   (cost $5,502,396,348)                                   7,216,606,726

SHORT-TERM INVESTMENT-0.4%
Repurchase Agreement-0.4%
State Street Bank & Trust Co., 4.25%,
   dated 9/29/06, due 10/02/06 in the
   amount of $29,565,467 (collateralized by
   $23,670,000 U.S. Treasury Bond, 7.25%,
   due 8/15/22, value $30,148,692)
   (amortized cost $29,555,000)             $ 29,555      $   29,555,000

Total Investments-96.4%
   (cost $5,531,951,348)(b)                                7,246,161,726
Other assets less liabilities-3.6%                           273,061,333
                                                          ---------------
Net Assets-100%                                           $7,519,223,059

FINANCIAL FUTURES CONTRACTS PURCHASED

                                                         Value at
              Number of   Expiration      Original    September 30,   Unrealized
    Type      Contracts     Month           Value          2006      Appreciation
-----------------------------------------------------------------------------------
Euro STOXX 50    400    December 2006    $18,995,399    $19,847,398    $851,999

(a)   Non-income producing security.

(b) At September 30, 2006, the cost basis for tax purposes was $5,577,727,561. Gross unrealized appreciation of investments was $1,694,314,859 and gross unrealized depreciation of investments was $25,880,694, resulting in net unrealized appreciation of $1,668,434,165 (excluding foreign currency transactions and futures contracts).

      See notes to financial statements.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS o 17


PORTFOLIO OF INVESTMENTS
International Portfolio
September 30, 2006

Company                                        Shares       U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-96.0%

Financial-36.7%
Banking-21.6%
ABN AMRO Holding NV                           595,808     $   17,372,617
Banco Bilbao Vizcaya Argentaria, SA*        1,768,529         40,897,411
Barclays PLC                                2,909,000         36,684,333
BNP Paribas, SA*                              979,216        105,231,963
Credit Agricole, SA*                          540,000         23,676,575
Credit Suisse Group*                        1,663,318         96,182,864
Fortis*                                       754,000         30,583,225
HBOS PLC                                    1,831,090         36,207,836
Mitsubishi UFJ Financial Group, Inc.            3,847         49,502,138
Royal Bank of Scotland Group PLC            1,335,900         45,965,800
Societe Generale*                             283,100         44,976,588
Standard Chartered PLC                        620,664         15,884,595
Sumitomo Mitsui Financial Group, Inc.*          9,277         97,416,484
UBS AG                                      1,038,068         62,052,230
UniCredito Italiano SpA*                    5,160,977         42,830,529
                                                          ---------------
                                                             745,465,188
Financial Services-4.0%
Man Group PLC                               3,343,356         28,039,681
Nomura Holdings, Inc.*                      1,730,200         30,460,561
ORIX Corp.*                                   282,030         77,923,209
                                                          ---------------
                                                             136,423,451
Insurance-9.2%
Allianz AG                                     53,000          9,152,034
Assurances Generales de France*                78,400          9,861,196
Aviva PLC                                   2,588,229         37,921,600
Fondiaria-Sai SpA*                            278,300         11,753,378
Friends Provident PLC                       3,980,000         14,417,671
ING Groep NV                                3,028,198        133,078,418
Muenchener Rueckversicherungs-
   Gesellschaft AG*                           345,300         54,490,971
QBE Insurance Group, Ltd.*                  1,644,245         29,992,704
Swiss Re                                      217,810         16,649,162
                                                          ---------------
                                                             317,317,134
Wholesale & International Trade-1.9%
Li & Fung, Ltd.                             7,302,000         18,016,915
Mitsui & Co., Ltd.*                         3,824,000         48,738,178
                                                          ---------------
                                                              66,755,093
                                                          ---------------
                                                           1,265,960,866
Capital Equipment-9.2%
Aerospace & Defense-1.3%
BAE Systems PLC                             2,625,000         19,413,985
European Aeronautic Defence & Space Co.*      934,740         26,862,282
                                                          ---------------
                                                              46,276,267


18 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS


Company                                        Shares       U.S. $ Value
-------------------------------------------------------------------------------
Automobiles-6.0%
Continental AG                                460,700     $   53,331,136
Honda Motor Co., Ltd.*                        422,000         14,182,262
Renault, SA*                                  544,800         62,402,144
Toyota Motor Corp.*                         1,404,200         76,411,941
                                                          ---------------
                                                             206,327,483
Industrial Components-0.1%
NGK Insulators, Ltd.                          120,000          1,689,708

Machinery & Engineering-1.8%
ABB, Ltd.                                   2,876,248         37,895,279
MAN AG*                                        71,700          6,055,929
Sumitomo Heavy Industries, Ltd.             2,291,000         19,174,692
                                                          ---------------
                                                              63,125,900
                                                          ---------------
                                                             317,419,358
Industrial Commodities-8.3%
Chemicals-1.5%
Air Liquide, SA                                40,687          8,299,475
Bayer AG*                                     607,241         30,930,013
Mitsui Chemicals, Inc.*                     1,806,000         13,007,706
                                                          ---------------
                                                              52,237,194
Forest & Paper-0.5%
Svenska Cellulosa AB Series B*                403,100         18,496,660

Metal - Nonferrous-3.2%
Rio Tinto PLC                                 635,782         30,086,875
Sumitomo Metal Mining Co., Ltd.*              520,000          6,828,419
Teck Cominco, Ltd. Class B                    230,000         14,403,936
Xstrata PLC*                                1,467,055         60,566,712
                                                          ---------------
                                                             111,885,942
Metal - Steel-2.4%
JFE Holdings, Inc.*                         1,101,600         43,209,404
Kobe Steel, Ltd.*                           4,130,000         12,978,783
Mittal Steel Co. NV                           731,614         25,524,300
                                                          ---------------
                                                              81,712,487
Miscellaneous Materials-0.7%
Nitto Denko Corp.*                            393,200         23,293,238
                                                          ---------------
                                                             287,625,521
Energy-7.8%
Energy Sources-7.8%
BG Group PLC                                1,293,367         15,716,249
BP PLC                                      1,440,300         15,745,869
Canadian Natural Resources, Ltd.               35,400          1,613,309
ENI SpA*                                    3,076,977         91,427,293
Nexen, Inc.                                   295,000         15,769,403
Nippon Mining Holdings, Inc.*               1,680,000         11,906,099


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS o 19


Company                                        Shares       U.S. $ Value
-------------------------------------------------------------------------------
Norsk Hydro ASA*                              601,421     $   13,476,814
Repsol YPF, SA*                             1,226,700         36,465,836
Royal Dutch Shell PLC                         728,096         24,768,830
Total, SA*                                    631,600         41,426,806
                                                          ---------------
                                                             268,316,508
Medical-7.3%
Health & Personal Care-7.3%
Alcon, Inc.                                   136,100         15,583,450
AstraZeneca PLC                               897,662         56,066,568
GlaxoSmithKline PLC                           445,200         11,840,061
Nobel Biocare Holding AG                       58,117         14,290,369
Novartis AG                                   605,026         35,299,151
Roche Holding AG                              334,485         57,787,986
Sanofi-Aventis*                               498,848         44,349,814
Takeda Pharmaceutical Co., Ltd.*              254,300         15,889,728
                                                          ---------------
                                                             251,107,127
Technology/Electronics-7.2%
Data Processing-3.7%
Canon, Inc.*                                  756,299         39,523,717
Capgemini, SA*                                991,330         52,466,527
SAP AG*                                       176,264         34,899,689
                                                          ---------------
                                                             126,889,933
Electrical & Electronics-1.6%
Koninklijke Philips Electronics NV            465,000         16,275,579
NEC Corp.*                                  1,437,000          7,873,235
Nokia Oyj*                                    925,100         18,223,372
Toshiba Corp.*                              1,919,000         12,451,957
                                                          ---------------
                                                              54,824,143
Electronic Components & Instruments-1.9%
Flextronics International, Ltd.(a)            820,800         10,374,912
Hoya Corp.*                                   812,600         30,646,702
Sharp Corp.*                                1,525,000         26,170,647
                                                          ---------------
                                                              67,192,261
                                                          ---------------
                                                             248,906,337
Consumer Staples-7.1%
Beverages & Tobacco-3.3%
British American Tobacco PLC                1,631,498         44,126,185
Japan Tobacco, Inc.*                           10,455         40,696,196
Pernod Ricard, SA*                             75,826         15,771,819
SABMiller PLC                                 673,558         12,576,088
                                                          ---------------
                                                             113,170,288
Food & Household Products-3.8%
Carrefour, SA*                                180,126         11,367,673
Essilor International, SA*                    162,171         16,598,208
Groupe Danone*                                112,097         15,720,987
J Sainsbury PLC*                            4,390,000         30,844,672


20 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS


Company                                        Shares       U.S. $ Value
-------------------------------------------------------------------------------
L'Oreal, SA*                                   96,877     $    9,827,738
Nestle, SA                                    139,684         48,672,588
                                                          ---------------
                                                             133,031,866
                                                          ---------------
                                                             246,202,154
Construction & Housing-3.8%
Building Materials-1.3%
Buzzi Unicem SpA*                             563,800         13,336,388
CRH PLC                                       932,909         31,598,570
                                                          ---------------
                                                              44,934,958
Construction & Housing-2.4%
Daiwa House Industry Co., Ltd.                 64,000          1,107,229
George Wimpey PLC                           1,663,800         16,149,961
Leopalace21 Corp.*                            337,500         12,328,115
Persimmon PLC                                 660,000         16,520,151
Vinci, SA*                                    327,065         36,360,860
                                                          ---------------
                                                              82,466,316
Real Estate-0.1%
Sino Land Co., Ltd.*                        2,514,808          4,453,751
                                                          ---------------
                                                             131,855,025
Consumer Cyclicals-2.9%
Appliances & Household Durables-0.1%
Sony Corp.*                                   104,800          4,232,458

Broadcasting & Publishing-0.8%
Societe Television Francaise 1*               915,295         29,257,292

Business & Public Services-0.2%
WorleyParsons, Ltd.*                          503,358          6,308,923

Leisure & Tourism-0.6%
Whitbread PLC                                 836,876         20,276,220

Merchandising-1.2%
Esprit Holdings, Ltd.                       2,020,500         18,308,868
Marks & Spencer Group PLC                   1,954,591         23,515,089
                                                          ---------------
                                                              41,823,957
                                                          ---------------
                                                             101,898,850
Utilities-2.6%
Electric & Gas Utility-2.6%
E.ON AG*                                      315,800         37,450,464
Endesa, SA                                    375,400         15,976,717
International Power PLC                     1,383,694          8,104,051
RWE AG                                        289,000         26,621,898
                                                          ---------------
                                                              88,153,130
Telecommunications-1.6%
Telecommunications-1.6%
Nippon Telegraph & Telephone Corp.              3,364         16,445,881
Vodafone Group PLC                         17,516,625         40,011,284
                                                          ---------------
                                                              56,457,165


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS o 21


                                           Shares or
                                           Principal
                                              Amount
Company                                        (000)        U.S. $ Value
-------------------------------------------------------------------------------
Transportation-1.5%
Transportation - Airlines-0.7%
Air France-KLM                                63,400      $    1,907,721
Deutsche Lufthansa AG*                       980,000          20,717,086
                                                          ---------------
                                                              22,624,807
Transportation - Shipping-0.8%
Mitsui OSK Lines, Ltd.*                    3,964,000          29,353,648
                                                          ---------------
                                                              51,978,455
Total Common Stocks
   (cost $2,643,750,995)                                   3,315,880,496

SHORT-TERM INVESTMENT-1.5%
Repurchase Agreement-1.5%
State Street Bank & Trust Co., 4.25%,
   dated 9/29/06, due 10/02/06 in the amount of
   $51,052,075 (collateralized by $37,035,000
   U.S. Treasury Bond, 8.75%, due 8/15/20,
   value $52,060,100) (amortized cost
   $51,034,000)                             $ 51,034          51,034,000
                                                          ---------------
Total Investments Before Security
Lending Collateral-97.5%
   (cost $2,694,784,995)                                   3,366,914,496

INVESTMENT OF CASH COLLATERAL FOR
SECURITIES LOANED-25.0%
Repurchase Agreements-21.0%
ABN Amro Bank, 5.23%, dated 9/29/06,
   due 10/02/06 in the amount of $145,063,196
   (collateralized by $143,595,000
   U.S. Treasury Note, 6.50%, due 10/15/06,
   value $147,898,681)                       145,000         145,000,000
Deutsche Bank, 5.24%, dated 9/29/06,
   due 10/02/06 in the amount of $145,063,317
   (collateralized by $144,823,000
   U.S. Treasury Note, 0.875%, due 4/15/10,
   value $147,895,081)                       145,000         145,000,000
Greenwich Funding, 5.23%, dated 9/29/06,
   due 10/02/06 in the amount of $145,063,196
   (collateralized by $134,663,000
   U.S. Treasury Note, due 11/15/12,
   value $147,796,759)                       145,000         145,000,000
Morgan Stanley, 5.23%, dated 9/29/06,
   due 10/02/06 in the amount of $145,063,196
   (collateralized by $114,960,000
   U.S. Treasury Note, 3.875%, due 1/15/09,
   value $147,773,080)                       145,000         145,000,000


22 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS


                                           Principal
                                              Amount
Company                                        (000)        U.S. $ Value
-------------------------------------------------------------------------------
The Bear Stearns Cos., Inc., 5.24%,
  dated 9/29/06, due 10/02/06 in the
   amount of $145,063,317
   (collateralized by $103,115,000
   U.S. Treasury Note, due 4/15/32,
   value $148,087,180)                    $ 145,000       $  145,000,000
                                                          ---------------
Total Repurchase Agreements
   (cost $725,000,000)                                       725,000,000
                                                          ---------------
Time Deposit-4.0%
Royal Bank of Canada
   5.40%, 10/02/06                          140,000          139,755,000
                                                          ---------------
Total Time Deposit
   (cost $139,755,000)                                       139,755,000
                                                          ---------------
Total Investment of Cash Collateral for
   Securities Loaned
   (cost $864,755,000)                                       864,755,000
                                                          ---------------
Total Investments-122.5%
   (cost $3,559,539,995)(b)                                4,231,669,496
Other assets less liabilities-(22.5)%                       (778,464,736)
                                                          ---------------
Net Assets-100%                                           $3,453,204,760

FINANCIAL FUTURES CONTRACTS PURCHASED

                                                         Value at     Unrealized
              Number of   Expiration      Original    September 30,  Appreciation
    Type      Contracts     Month           Value          2006     (Depreciation)
-----------------------------------------------------------------------------------
Euro STOXX 50     92    December 2006     $4,368,942     $4,564,902    $195,960
Topix Index       30    December 2006      4,132,063      4,101,587     (30,476)
                                                                       --------
                                                                       $165,484

*     Represents entire or partial securities out on loan.

(a)   Non-income producing security.

(b) At September 30, 2006, the cost basis for tax purposes was $3,583,132,437. Gross unrealized appreciation of investments was $679,961,028 and gross unrealized depreciation of investments was $31,423,969, resulting in net unrealized appreciation of $648,537,059 (excluding foreign currency transactions and futures contracts).

      See notes to financial statements.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS o 23


STATEMENTS OF ASSETS & LIABILITIES
September 30, 2006

                                             Tax-Managed
                                            International      International
                                              Portfolio          Portfolio
                                            ==============    ==============
Assets
Investments in securities at value (including
   investments of cash collateral for
   securities loaned of: International,
   $864,755,000)                            $7,246,161,726    $4,231,669,496(a)
Foreign currency at value(b)(c)                181,427,675        48,827,467
Cash in bank                                           906               524
Receivables:
   Interest                                          6,978            12,050
   Dividends                                    14,336,401         6,260,347
   Investment securities sold and foreign
      currency transactions                    118,951,693        86,572,073
   Capital shares sold                          17,496,090         6,114,287
   Foreign withholding tax reclaims              5,063,340           786,820
   Margin due from broker on futures
      contracts                                     18,715            28,594
                                            --------------    --------------
Total assets                                 7,583,463,524     4,380,271,658
                                            --------------    --------------
Liabilities
Payable for collateral on securities
   lending at value                                     -0-      864,755,000
Payables:
   Investment securities purchased              54,616,068        56,481,551
   Capital shares redeemed                       2,534,924         2,383,314
   Management fee                                5,050,155         2,447,964
   Shareholder servicing and
      administration fee                         1,529,430           690,749
   Transfer Agent fee                               54,803            55,400
   Distribution fee payable                          3,054            24,831
   Accrued expenses                                452,031           228,089
                                            --------------    --------------
Total liabilities                               64,240,465       927,066,898
                                            --------------    --------------
Net Assets                                  $7,519,223,059    $3,453,204,760
                                            ==============    ==============
Cost of investments (including cash
   collateral on securities loaned)         $5,531,951,348    $3,559,539,995
                                            ==============    ==============
Net Assets Consist of:
Capital stock, at par*                      $      276,449    $      127,120
Additional paid-in capital                   4,846,225,694     2,359,179,683
Undistributed net investment income             96,491,963        43,277,752
Accumulated net realized gain on
   investment and foreign currency
   transactions                                861,433,984       378,548,220
Unrealized appreciation/(depreciation) of:
   Investments and futures                   1,715,062,377       672,294,985
   Foreign currency denominated assets
     and liabilities                              (267,408)         (223,000)
                                            --------------    --------------
                                            $7,519,223,059    $3,453,204,760
                                            ==============    ==============


(a)   Includes securities on loan with a value of $818,067,918.

(b)   Cost: $181,582,247 and $48,992,877, repectively.(Note 1)

(c) Amounts equivalent to U.S. $1,394,856 and $455,420, respectively, have been segregated to collateralize margin requirements for the open futures contracts at September 30, 2006

* The Sanford C. Bernstein Fund, Inc., has authorized 7.8 billion shares of common stock with par value of $.001 per share.

      See notes to financial statements.


24 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS


                                             Tax-Managed
                                            International      International
                                              Portfolio          Portfolio
                                            ==============    ==============
Calculation Of Maximum Offering Price
Tax-Managed International Class Shares
Net Assets                                  $7,512,828,998
Shares of capital stock outstanding            276,211,474
                                            --------------
Net asset value, offering and redemption
   price per share                          $        27.20
                                            ==============
International Class Shares
Net Assets                                                    $3,397,968,770
Shares of capital stock outstanding                              125,067,157
                                                              --------------
Net asset value, offering and redemption
   price per share                                            $        27.17
                                                              ==============
Class A Shares
Net Assets                                  $    3,341,042    $   34,589,451
Shares of capital stock outstanding                123,614         1,281,336
                                            --------------    --------------
Net asset value and redemption price
   per share                                $        27.03    $        26.99
                                            ==============    ==============
Sales charge--4.25% of public
   offering price                                     1.20              1.20
                                            --------------    --------------
Maximum offering price                      $        28.23    $        28.19
                                            ==============    ==============
Class B Shares
Net Assets                                  $      573,018    $    4,661,623
Shares of capital stock outstanding                 21,440           174,335
                                            --------------    --------------
Net asset value and offering price
   per share                                $        26.73    $        26.74
                                            ==============    ==============
Class C Shares
Net Assets                                  $    2,480,001    $   15,984,916
Shares of capital stock outstanding                 92,833           597,574
                                            --------------    --------------
Net asset value and offering price
   per share                                $        26.71    $        26.75
                                            ==============    ==============


See notes to financial statements.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS o 25


STATEMENTS OF OPERATIONS
Year Ended September 30, 2006

                                             Tax-Managed
                                            International      International
                                              Portfolio          Portfolio
                                            ==============    ==============
Investment Income
Income:
   Interest                                 $    3,503,428    $    4,128,197
   Dividends (net of foreign withholding
      taxes of $16,536,774 and $7,819,646,
      respectively)                            181,658,446        83,238,451
                                            --------------    --------------
Total income                                   185,161,874        87,366,648
                                            --------------    --------------
Expenses
Management fee                                  57,973,063        27,976,161
Shareholder servicing and
   administration fee                           17,220,119         7,814,037
Custodian fee                                    2,865,043         1,497,278
Transfer Agent fee--Non-Retail Class               306,987           231,131
Transfer Agent fee--Class A                         13,509            35,597
Transfer Agent fee--Class B                          1,382             4,314
Transfer Agent fee--Class C                          4,874            14,330
Distribution fees--Class A                          10,941            91,247
Distribution fees--Class B                           3,724            36,857
Distribution fees--Class C                          13,099           122,102
Registration fees                                  258,356           122,611
Auditing and tax fees                              212,152           105,058
Directors' fees and expenses                       210,940            95,920
Printing fees                                       98,453           130,988
Legal fees                                          88,723            39,271
Miscellaneous                                      144,887            83,748
                                            --------------    --------------
Total expenses                                  79,426,252        38,400,650
Less: expenses waived and reimbursed
   by the Transfer Agent                           (16,215)               -0-
Less: expense offset arrangement                       (54)           (1,145)
                                            --------------    --------------
Net expenses                                    79,409,983        38,399,505
                                            --------------    --------------
Net investment income                          105,751,891        48,967,143
                                            --------------    --------------
Realized And Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized gain (loss) on:
   Investment transactions                     878,289,397       436,647,829
   Futures transactions                          1,419,205         1,578,225
   Foreign currency transactions                (8,609,196)       (1,902,135)
                                            --------------    --------------
Net realized gain on investment and
   foreign currency transactions               871,099,406       436,323,919
                                            --------------    --------------
Net increase (decrease) in unrealized
   appreciation/(depreciation) of:
   Investments and futures                     152,757,947        39,221,313
   Foreign currency denominated assets
      and liabilities                             (703,284)         (138,333)
                                            --------------    --------------
Net increase in unrealized
   appreciation/(depreciation) of
   investments and foreign currency
   denominated assets and liabilities          152,054,663        39,082,980
                                            --------------    --------------
Net realized and unrealized gain on
   investment and foreign currency
   transactions                              1,023,154,069       475,406,899
                                            --------------    --------------
Contribution from Advisor                           14,427                -0-
                                            --------------    --------------
Net increase in net assets resulting
   from operations                          $1,128,920,387    $  524,374,042
                                            ==============    ==============

See notes to financial statements.


26 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS


STATEMENTS OF CHANGES IN NET ASSETS

                                              Tax-Managed International
                                                      Portfolio
                                          ==================================
                                             Year Ended         Year Ended
                                               9/30/06            9/30/05
                                          ===============    ===============
Increase in Net Assets From
Operations:
Net investment income                     $   105,751,891    $    62,239,311
Net realized gain on investment and
   foreign currency transactions              871,099,406        350,763,410
Increase (decrease) in unrealized
   appreciation/(depreciation) of
   investments and foreign currency
   denominated assets and liabilities         152,054,663        714,291,614
Contribution from Advisor                          14,427                 -0-
                                          ---------------    ---------------
Net increase in net assets resulting
   from operations                          1,128,920,387      1,127,294,335
                                          ---------------    ---------------
Dividends and distributions
to shareholders:
Dividends from net investment income
   Tax-Managed International Class
      Shares                                  (76,796,506)       (38,551,625)
   Class A                                        (36,350)            (1,635)
   Class B                                         (1,290)              (374)
   Class C                                         (4,890)              (864)
Distributions from net realized gain on
   investment transactions
   Tax-Managed International Class
      Shares                                 (352,717,365)       (64,395,815)
   Class A                                       (170,785)            (2,979)
   Class B                                        (10,684)            (1,067)
   Class C                                        (40,504)            (2,457)
                                          ---------------    ---------------
Total dividends and distributions to
   shareholders                              (429,778,374)      (102,956,816)
                                          ---------------    ---------------
Capital-share transactions
Net proceeds from sales of shares           1,289,333,786      1,054,997,614
Net proceeds from sales of shares issued
   to shareholders on reinvestment of
   dividends and distributions                368,726,715         97,862,728
                                          ---------------    ---------------
Total proceeds from shares sold             1,658,060,501      1,152,860,342
Cost of shares redeemed                      (920,026,694)      (707,054,456)
                                          ---------------    ---------------
Increase in net assets from
   capital-share transactions                 738,033,807        445,805,886
                                          ---------------    ---------------
Net increase in net assets                  1,437,175,820      1,470,143,405
Net Assets:
Beginning of period                         6,082,047,239      4,611,903,834
                                          ---------------    ---------------
End of period(a)                          $ 7,519,223,059    $ 6,082,047,239
                                          ===============    ===============
(a) Includes undistributed net
    investment income of:                 $    96,491,963    $    61,497,629
                                          ===============    ===============


See notes to financial statements.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS o 27


STATEMENTS OF CHANGES IN NET ASSETS

                                                    International
                                                      Portfolio
                                          ==================================
                                             Year Ended         Year Ended
                                               9/30/06            9/30/05
                                          ===============    ===============
Increase in Net Assets From
Operations:
Net investment income                     $    48,967,143    $    29,005,975
Net realized gain on investment and
   foreign currency transactions              436,323,919        211,320,415
Increase (decrease) in unrealized
   appreciation/ (depreciation) of
   investments and foreign currency
   denominated assets and liabilities          39,082,980        294,200,680
                                          ---------------    ---------------
Net increase in net assets resulting
   from operations                            524,374,042        534,527,070
                                          ---------------    ---------------
Dividends to shareholders:
Dividends from net investment income          (37,095,388)       (19,606,874)
   International Class Shares                    (355,394)           (32,241)
   Class A                                        (13,731)            (6,949)
   Class B                                        (43,454)           (33,811)
   Class C                                              0                (75)
                                          ---------------    ---------------
Total dividends to shareholders               (37,507,967)       (19,679,950)
                                          ---------------    ---------------
Capital-share transactions
Net proceeds from sales of shares             647,251,269        443,734,535
Net proceeds from sales of shares issued
   to shareholders on reinvestment of
   dividends and distributions                 36,476,197         19,096,435
                                          ---------------    ---------------
Total proceeds from shares sold               683,727,466        462,830,970
Cost of shares redeemed                      (544,993,852)      (349,463,822)
                                          ---------------    ---------------
Increase in net assets from
   capital-share transactions                 138,733,614        113,367,148
                                          ---------------    ---------------
Net increase in net assets                    625,599,689        628,214,268
Net Assets:
Beginning of period                         2,827,605,071      2,199,390,803
                                          ---------------    ---------------
End of period(a)                          $ 3,453,204,760    $ 2,827,605,071
                                          ===============    ===============
(a) Includes undistributed net
    investment income of:                 $    43,277,752    $    28,673,973
                                          ===============    ===============

See notes to financial statements


28 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS


NOTES TO FINANCIAL STATEMENTS
September 30, 2006


NOTE 1.
Organization and Significant Accounting Policies

The shares of AllianceBernstein Tax-Managed International Portfolio and International Portfolio are offered through the Tax-Managed International Portfolio and International Portfolio (the "Portfolios"), respectively, of the Sanford C. Bernstein Fund, Inc. (the "Fund"). The Fund is a managed open-end registered investment company incorporated in Maryland on May 4, 1988. The Fund is currently comprised of 12 series each with its own investment objectives. The Tax-Managed International and International Portfolios commenced offering of Class A, B and C shares on January 30, 2004 in addition to the existing Tax-Managed International and International Class shares, respectively. Collectively, the Class A, B and C shares are referred to as the "AllianceBernstein International Retail Class shares". These financial statements include only the retail classes of the Tax-Managed International and International Portfolios. The financial highlights of the Tax-Managed International and International Class shares are presented in a separate financial report. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange or on a foreign securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ")) are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS o 29


the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management, L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B. Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 12:00 p.m., Eastern time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount


30 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS


of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year.

The Portfolios invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

C. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis, and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Fund amortizes premiums and accretes discounts as adjustments to interet income.

D. Futures Contracts

Upon entering into a futures contract, a Portfolio is required to deposit cash or to pledge securities and maintain as collateral an initial margin with the broker equal to a certain percentage of the purchase price indicated in the futures contract. Subsequent payments, which are dependent on the daily fluctuations in the market value of the underlying index or security, are made or received by the Portfolio each day (daily variation margin) or at other intervals as is required. The aggregate of these payments or receipts through the expiration of the futures contract is recorded for book purposes as unrealized gains or losses by the Portfolio. If the Portfolio enters into a closing transaction, it will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract at the time it was opened or purchased and its value at the time it was closed.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS o 31


E. Taxes

Each of the Portfolios is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains, and net unrealized appreciation/depreciation as such income and/or gains are earned.

F. Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund's policy that their custodian receive delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio's ability to dispose of the underlying securities.

G. Distribution of Income and Gains

Dividends from net investment income and distributions of net realized gains, less any available loss carryforwards, if any, will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, "excess distributions" are reflected in the accompanying financial statements. Certain other differences--permanent differences--arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

H. Class Allocation

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their relative net assets.


32 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS


I. Securities Lending

Each of the Portfolios may enter into securities lending transactions. By lending its portfolio securities, a Portfolio attempts to increase its income through the interest earned on the loan. It is the policy of each Portfolio to receive collateral consisting of cash or U.S. government securities in an amount at least equal to the value of the securities loaned. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that collateral levels are maintained. Cash collateral received is invested by the securities lending agent in liquid short-term investments such as repurchase agreements and overnight time deposits pursuant to investment guidelines set forth by the Fund. Cash collateral received is recorded as an asset as well as a corresponding liability in the statements of assets and liabilities. At September 30, 2006, the International Portfolio had securities on loan with a value of $818,067,918 and had received collateral of $864,755,000, of which $864,755,000 was cash collateral and $0 was collateral in the form of U.S. government securities. The International Portfolio earned $2,527,091 from securities lending transactions for the year ended September 30, 2006. The amount is reflected in the statement of operations as a component of interest income.


NOTE 2.
Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio's assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board of Directors.

Each of the Portfolios pays the Adviser an investment management fee at an annual rate of up to .925% of the first $1 billion, .85% of the next $3 billion, .80% of the next $2 billion, .75% of the next $2 billion and .65% in excess of $8 billion of the average daily net assets of the Portfolios. Prior to November 29, 2005, the Adviser received an investment management fee, at an annual rate of up to 1% of the first $1 billion, .90% of the next $3 billion, ..85% of the next $2 billion and .75% in excess of $6 billion of the average daily net assets of the Portfolios. The fee is accrued daily and paid monthly.

During the year ended September 30, 2006, the Adviser reimbursed the Tax-Managed International Portfolio $14,427 for trading losses incurred due to a trade entry error.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS o 33


B. Transfer Agency Agreement; Shareholder Servicing Fee

Under a Transfer Agency Agreement between the Fund, on behalf of the Retail Classes, and AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), the Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended September 30, 2006, the compensation retained by ABIS amounted to $1,785 and $23,976 for the Tax-Managed International and International Portfolios, respectively. During the period, ABIS voluntarily agreed to waive a portion of its fees for such services for the Tax-Managed International Portfolio. Such waiver amounted to $16,215 for the year ended September 30, 2006.

For the year ended September 30, 2006, the expenses for the Retail Classes of Tax-Managed International Portfolio and the International Portfolio, were reduced under an expense offset arrangement with ABIS by $54 and $1,145, respectively.

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolios (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Tax-Managed International and International Class shares of the Portfolios. Under the agreement, the fee paid by the Tax-Managed International and International Class shares to the Adviser for services under this agreement is an annual rate of .25 of 1% of the average daily net assets of each Portfolio during the month.

C. Distribution Arrangements--Tax-Managed International and International Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Tax-Managed International and International Class shares of each Portfolio, and Sanford C. Bernstein & Co., LLC (the "Distributor"), the Distributor agrees to act as agent to sell Tax-Managed International and International Class shares of the Portfolios. This agreement does not apply to the AllianceBernstein International Retail Class shares of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly-owned subsidiary of the Adviser.


34 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS


D. Distribution Arrangements--AllianceBernstein International Retail Classes

The AllianceBernstein International Retail Class shares of the Portfolios have adopted a Distribution Services Agreement (the "Agreement"), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each such class pays distribution services fees to AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.), (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of the Class A shares and 1% of the Class B and Class C shares of the respective average daily net assets attributable to the Retail Classes. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

                                 Class B     Class C
                                =========   =========
Tax-Managed International       $ 171,049   $ 551,358
International                     192,834     606,567

Such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio's Class A, B and C shares.

E. Other Transactions with Affiliates

Class A shares of the Portfolios are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

The Distributor has advised the Fund that it has retained front-end sales charges from sales of Class A shares and received contingent deferred sales charges


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS o 35


imposed upon redemptions by shareholders of Class A, Class B and Class C shares for the year ended September 30, 2006 as follows:

                  Front-End   Contingent Deferred Sales Charges
              Sales Charges   ---------------------------------
                    Class A    Class A      Class B    Class C
---------------------------------------------------------------
Tax-Managed
   International   $  1,838     $   -0-    $  1,115    $   427
International        11,728         -0-       5,647      9,464

For the year ended September 30, 2006, the Tax-Managed International and the International Portfolios paid brokerage commissions to Sanford C. Bernstein & Co., LLC, in the amounts of $560 and $11,945, respectively. The Tax-Managed International Portfolio paid commissions to Sanford C. Bernstein & Co., Ltd., in the amount of $69,330.

NOTE 3.
Investment Security Transactions

Purchases and Sales

For the period from October 1, 2005 through September 30, 2006, the Portfolios had purchase and sale transactions, excluding repurchase transactions and transactions in short-term instruments, as follows:

                        Purchases    Purchases           Sales        Sales
                   Excluding U.S.      of U.S.  Excluding U.S.      of U.S.
                       Government   Government      Government   Government
                       Securities   Securities      Securities   Securities
---------------------------------------------------------------------------
Tax-Managed
   International   $4,696,605,591    $   -0-    $4,545,544,986      $   -0-
International       2,328,805,020        -0-     2,285,132,952          -0-


NOTE 4.
Risks Involved in Investing in the Portfolios

Concentration of Risk--Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets. In addition, national policies may restrict investment opportunities.

In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. Furthermore, since the composition of each Portfolio will differ from that of market indexes, its performance generally will not mirror the returns provided by a specific market index.


36 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS


Indemnification Risk--In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote.


NOTE 5.
Risks Involved in Futures and Foreign Currency Exchange Contracts

Portfolios may purchase or sell financial futures contracts for the purpose of hedging their portfolios against adverse effects of anticipated movements in the market. Financial futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index or the market value in U.S. dollars of a foreign currency. The contract amounts reflect the extent of each Portfolio's involvement in these financial instruments. To the extent that the Portfolios enter into short futures, losses may be unlimited. A Portfolio's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolios' activities in futures contracts are conducted through regulated exchanges that do not result in counterparty credit risks.

The Portfolios may enter into forward currency exchange contracts in order to hedge exposure to changes in foreign currency exchange rates on foreign portfolio holdings. Foreign currency exchange contracts involve elements of market risk in excess of the amount reflected in the statements of assets and liabilities. A Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the foreign currency contract. In addition, a Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.


NOTE 6.
Capital-Share Transactions

As of September 30, 2006, the Fund has authorized 7.8 billion shares of common stock, par value $0.001 per share, of which 7.5 billion are divided into 12 Portfolios. It has allocated 1 billion to the Tax-Managed International Portfolio, of which 400 million is allocated to the Tax-Managed International Class Shares and 200 million each to Class A, Class B and Class C shares. The Fund has also allocated 1.2 billion to the International Portfolio, of which 600


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS o 37


million is allocated to the International Class Shares and 200 million each to Class A, Class B and Class C shares. Share transactions for the Portfolios for the year ended September 30, 2006 and for the year ended September 30, 2005, were as follows:

                                   TAX-MANAGED INTERNATIONAL PORTFOLIO
                    ----------------------------------------------------------------
                                Shares                             Amount
                    ------------------------------    ------------------------------
                       Year Ended       Year Ended       Year Ended       Year Ended
                    September 30,    September 30,    September 30,    September 30,
                             2006             2005             2006             2005
                    ----------------------------------------------------------------
Tax-Managed
   International
   Class Shares
Shares sold            49,971,427       47,072,434   $1,285,372,280   $1,052,136,545
   Shares issued to
   shareholders on
   reinvestment of
   dividends and
   distributions       15,633,533        4,555,651      368,482,333       97,855,405
Shares redeemed       (35,320,166)     (31,558,920)    (918,141,127)    (706,984,300)
Net increase           30,284,794       20,069,165      735,713,486      443,007,650
Beginning of period   245,926,680      225,857,515    4,105,308,695    3,662,301,045
End of period         276,211,474      245,926,680   $4,841,022,181   $4,105,308,695

Tax-Managed
   International
   Class A Shares
Shares sold                67,729          102,026   $    1,746,850   $    2,254,583
Shares issued to
   shareholders on
   reinvestment of
   dividends and
   distributions            8,763              205          205,596           4,390
Shares converted
   from Class B                -0-             540               -0-         12,028
Shares redeemed           (61,640)            (516)      (1,659,478)        (12,442)
Net increase               14,852          102,255          292,968       2,258,559
Beginning of period       108,762            6,507        2,387,469         128,910
End of period             123,614          108,762   $    2,680,437   $   2,387,469


38 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS


                                   TAX-MANAGED INTERNATIONAL PORTFOLIO
                    ----------------------------------------------------------------
                                Shares                             Amount
                    ------------------------------    ------------------------------
                       Year Ended       Year Ended       Year Ended       Year Ended
                    September 30,    September 30,    September 30,    September 30,
                             2006             2005             2006             2005
                    ----------------------------------------------------------------
Tax-Managed
   International
   Class B Shares
Shares sold                16,855            6,403   $      427,849   $      141,983
Shares issued to
   shareholders on
   reinvestment of
   dividends and
   distributions              299               51            6,962            1,059
Shares converted
   to Class A                  -0-            (544)              -0-         (12,028)
Shares redeemed            (3,067)          (1,294)         (81,012)         (29,294)
Net increase               14,087            4,616          353,799          101,720
Beginning of period         7,353            2,737          156,250           54,530
End of period              21,440            7,353   $      510,049   $      156,250

Tax-Managed
   International
   Class C Shares
Shares sold                69,143           20,255   $    1,786,807   $      452,475
Shares issued to
   shareholders on
   reinvestment of
   dividends and
   distributions            1,365               87           31,824            1,874
Shares redeemed            (5,494)            (706)        (145,077)         (16,392)
Net increase               65,014           19,636        1,673,554          437,957
Beginning of period        27,819            8,183          601,495          163,538
End of period              92,833           27,819   $    2,275,049   $      601,495


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS o 39


                                         INTERNATIONAL PORTFOLIO
                    ----------------------------------------------------------------
                                Shares                             Amount
                    ------------------------------    ------------------------------
                       Year Ended       Year Ended       Year Ended       Year Ended
                    September 30,    September 30,    September 30,    September 30,
                             2006             2005             2006             2005
                    ----------------------------------------------------------------
International
   Class Shares
Shares sold            24,380,757       19,431,940   $  617,345,445   $  410,168,394
Shares issued to
   shareholders on
   reinvestment of
   dividends            1,540,773          945,230       36,285,157       19,065,301
Shares redeemed       (20,563,122)     (16,342,116)    (521,604,982)    (343,893,907)
Net increase            5,358,408        4,035,054      132,025,620       85,339,788
Beginning of period   119,708,749      115,673,695    2,184,055,571    2,098,715,783
End of period         125,067,157      119,708,749   $2,316,081,191   $2,184,055,571

International
   Class A Shares
Shares sold               711,925        1,175,024   $   18,171,222   $   24,657,035
Shares issued to
   shareholders on
   reinvestment of
   dividends                7,075            1,066          166,052           21,461
Shares converted
   from Class B             4,681            3,514          122,065           75,664
Shares redeemed          (665,521)        (121,631)     (16,666,555)      (2,656,916)
Net increase               58,160        1,057,973        1,792,784       22,097,244
Beginning of period     1,223,176          165,203       25,143,620        3,046,376
End of period           1,281,336        1,223,176   $   26,936,404   $   25,143,620

International
   Class B Shares
Shares sold                93,074           91,339   $    2,348,361   $    1,892,028
Shares issued to
   shareholders on
   reinvestment of
   dividends                  441              216           10,303            4,324
Shares converted
   to Class A              (4,714)          (3,545)        (122,065)         (75,664)
Shares redeemed           (31,328)         (19,485)        (788,824)        (413,136)
Net increase               57,473           68,525        1,447,775        1,407,552
Beginning of period       116,862           48,337        2,295,837          888,285
End of period             174,335          116,862   $    3,743,612   $    2,295,837


40 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS


                                         INTERNATIONAL PORTFOLIO
                    ----------------------------------------------------------------
                                Shares                             Amount
                    ------------------------------    ------------------------------
                       Year Ended       Year Ended       Year Ended       Year Ended
                    September 30,    September 30,    September 30,    September 30,
                             2006             2005             2006             2005
                    ----------------------------------------------------------------
International
   Class C Shares
Shares sold               364,754          337,112   $    9,264,176   $    6,941,414
Shares issued to
   shareholders on
   reinvestment of
   dividends                  628              267           14,685            5,349
Shares redeemed          (240,147)        (112,716)      (5,811,426)      (2,412,856)
Net increase              125,235          224,663        3,467,435        4,533,907
Beginning of period       472,339          247,676        9,079,404        4,545,497
End of period             597,574          472,339   $   12,546,839   $    9,079,404


NOTE 7.
Distributions to Shareholders

The tax character of the distributions paid during the fiscal years ended September 30, 2006 and September 30, 2005, were as follows:

Tax-Managed International            2006             2005
                                =============    =============
Distributions paid from:
   Ordinary income              $ 108,857,259    $  38,554,498
   Net long-term capital gains    320,921,115       64,402,318
                                -------------    -------------
Total distributions paid        $ 429,778,374    $ 102,956,816
                                =============    =============

International                        2006             2005
                                =============    =============
Distributions paid from:
   Ordinary income              $  37,507,967    $  19,679,950
                                -------------    -------------
Total distributions paid        $  37,507,967    $  19,679,950
                                =============    =============


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS o 41


As of September 30, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                                                Accumulated
                                     Long-Term  Capital and                             Total
                       Ordinary        Capital  Other Gains       Unrealized      Accumulated
                         Income           Gain  (Losses)(a)  Appreciation(b)      Earnings(c)
---------------------------------------------------------------------------------------------
Tax-Managed
   International  $ 142,742,670  $ 864,277,891        $ -0-  $ 1,669,018,756  $ 2,676,039,317
International        67,611,493    379,775,349          -0-      648,479,543    1,095,866,385

(a) During the fiscal year, the International Portfolio utilized prior capital loss carryforwards of $54,114,121. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended September 30, 2006, the Tax-Managed International Portfolio and International Portfolio deferred to October 1, 2006 post-October currency losses of $3,318,401 and $1,968,427, respectively.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and mark to market on passive foreign investment companies.

(c) The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to post-October loss deferrals.


NOTE 8.
Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

   (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reim-


42 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS


bursement Fund is to be paid, in order of priority, to fund investors based on
(i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

   (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

   (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS o 43


and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The


44 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS


WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS o 45


filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and
(iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


NOTE 9
Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.


46 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS


On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS o 47


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                               Tax-Managed
                                                        International Portfolio
                                                    --------------------------------
                                                                 Class A
                                                    --------------------------------
                                                         Year Ended     January 30,
                                                        September 30,    2004(a) to
                                                    ------------------    September
                                                       2006        2005    30, 2004
                                                    --------------------------------
Net asset value, beginning of period                $ 24.61     $ 20.38     $ 19.74
                                                    --------------------------------
Income From Investment Operations
Investment income, net(b)(c)                            .40         .27         .09
Net realized and unrealized gain on investment and
   foreign currency transactions                       3.76        4.40         .55
Contribution from Adviser                               .00(d)       -0-         -0-
                                                    --------------------------------
Total from investment operations                       4.16        4.67         .64
                                                    --------------------------------
Less: Dividends and Distributions
Dividends from taxable net investment income           (.31)       (.16)         -0-
Distributions from net realized gain on investment
   transactions                                       (1.43)       (.28)         -0-
                                                    --------------------------------
Total dividends and distributions                     (1.74)       (.44)         -0-
                                                    --------------------------------
Net asset value, end of period                      $ 27.03     $ 24.61     $ 20.38
                                                    ================================
Total return(e)                                       17.97%      23.24%       3.24%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)              $3,341      $2,677        $133
Average net assets (000 omitted)                     $3,647      $1,136         $65
Ratio of expenses to average net assets,
   net of waiver                                       1.36%(f)    1.57%       1.59%*
Ratio of expenses to average net assets,
   before waiver                                       1.66%(f)    2.61%      11.01%*
Ratio of net investment income to
   average net assets(b)                               1.52%(f)    1.22%        .77%*
Portfolio turnover rate                                  67%         53%         71%


See footnote summary on page 53.


48 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                               Tax-Managed
                                                        International Portfolio
                                                    --------------------------------
                                                                 Class B
                                                    --------------------------------
                                                         Year Ended     January 30,
                                                        September 30,    2004(a) to
                                                    ------------------    September
                                                       2006        2005    30, 2004
                                                    --------------------------------
Net asset value, beginning of period                $ 24.39     $ 20.29     $ 19.74
                                                    --------------------------------
Income From Investment Operations
Investment income, net(b)(c)                            .25         .12         .02
Net realized and unrealized gain on investment and
   foreign currency transactions                       3.69        4.36         .53
Contribution from Adviser                               .00(d)       -0-         -0-
                                                    --------------------------------
Total from investment operations                       3.94        4.48         .55
                                                    --------------------------------
Less: Dividends and Distributions
Dividends from taxable net investment income           (.17)       (.10)         -0-
Distributions from net realized gain on investment
   transactions                                       (1.43)       (.28)         -0-
                                                    --------------------------------
Total dividends and distributions                     (1.60)       (.38)         -0-
                                                    --------------------------------
Net asset value, end of period                      $ 26.73     $ 24.39     $ 20.29
                                                    ================================
Total return(e)                                       17.14%      22.37%       2.79%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)                $573        $179         $55
Average net assets (000 omitted)                       $372        $128         $29
Ratio of expenses to average net assets,
   net of waiver                                       2.07%(f)    2.27%       2.26%*
Ratio of expenses to average net assets,
   before waiver                                       2.37%(f)    3.31%      11.67%*
Ratio of net investment income to
   average net assets(b)                                .95%(f)     .52%        .21%*
Portfolio turnover rate                                  67%         53%         71%


See footnote summary on page 53.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS o 49


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                               Tax-Managed
                                                        International Portfolio
                                                    --------------------------------
                                                                 Class C
                                                    --------------------------------
                                                         Year Ended     January 30,
                                                        September 30,    2004(a) to
                                                    ------------------    September
                                                       2006        2005    30, 2004
                                                    --------------------------------
Net asset value, beginning of period                $ 24.37     $ 20.28     $ 19.74
                                                    --------------------------------
Income From Investment Operations
Investment income, net(b)(c)                            .20         .10         .01
Net realized and unrealized gain on investment and
   foreign currency transactions                       3.74        4.37         .53
Contribution from Adviser                               .00(d)       -0-         -0-
                                                    --------------------------------
Total from investment operations                       3.94        4.47         .54
                                                    --------------------------------
Less: Dividends and Distributions
Dividends from taxable net investment income           (.17)       (.10)         -0-
Distributions from net realized gain on investment
   transactions                                       (1.43)       (.28)         -0-
                                                    --------------------------------
Total dividends and distributions                     (1.60)       (.38)         -0-
                                                    --------------------------------
Net asset value, end of period                      $ 26.71     $ 24.37     $ 20.28
                                                    ================================
Total return(e)                                       17.16%      22.33%       2.74%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)              $2,480        $678        $166
Average net assets (000 omitted)                     $1,310        $446         $96
Ratio of expenses to average net assets,
   net of waiver                                       2.07%(f)    2.27%       2.29%*
Ratio of expenses to average net assets,
   before waiver                                       2.37%(f)    3.31%      11.70%*
Ratio of net investment income to
   average net assets(b)                                .82%(f)     .46%        .09%*
Portfolio turnover rate                                  67%         53%         71%


See footnote summary on page 53.


50 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                        International Portfolio
                                                    --------------------------------
                                                                 Class A
                                                    --------------------------------
                                                         Year Ended     January 30,
                                                        September 30,    2004(a) to
                                                    ------------------    September
                                                       2006        2005    30, 2004
                                                    --------------------------------
Net asset value, beginning of period                $ 23.18     $ 18.91     $ 18.21
                                                    --------------------------------
Income From Investment Operations
Investment income, net(b)(c)                            .30         .19         .10
Net realized and unrealized gain on investment and
   foreign currency transactions                       3.80        4.23         .60
                                                    --------------------------------
Total from investment operations                       4.10        4.42         .70
                                                    --------------------------------
Less: Dividends
Dividends from taxable net investment income           (.29)       (.15)         -0-
                                                    --------------------------------
Net asset value, end of period                      $ 26.99     $ 23.18     $ 18.91
                                                    ================================
Total return(e)                                       17.89%      23.51%       3.84%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)             $34,589     $28,354      $3,123
Average net assets (000 omitted)                    $30,416     $11,570      $1,711
Ratio of expenses to average net assets,
   net of waiver                                       1.53%(f)    1.62%       1.65%*
Ratio of expenses to average net assets,
   before waiver                                       1.53%(f)    1.64%       1.93%*
Ratio of net investment income to
   average net assets(b)                               1.18%(f)     .95%        .89%*
Portfolio turnover rate                                  73%         61%          92%


See footnote summary on page 53.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS o 51


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                        International Portfolio
                                                    --------------------------------
                                                                 Class B
                                                    --------------------------------
                                                         Year Ended     January 30,
                                                        September 30,    2004(a) to
                                                    ------------------    September
                                                       2006        2005    30, 2004
                                                    --------------------------------
Net asset value, beginning of period                $ 22.94     $ 18.81     $ 18.21
                                                    --------------------------------
Income From Investment Operations
Investment income, net(b)(c)                            .16         .09         .03
Net realized and unrealized gain on investment and
   foreign currency transactions                       3.75        4.15         .57
                                                    --------------------------------
Total from investment operations                       3.91        4.24         .60
                                                    --------------------------------
Less: Dividends
Dividends from taxable net investment income           (.11)       (.11)         -0-
                                                    --------------------------------
Net asset value, end of period                      $ 26.74     $ 22.94     $ 18.81
                                                    ================================
Total return(e)                                       17.11%      22.64%       3.30%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)              $4,662      $2,681        $909
Average net assets (000 omitted)                     $3,686      $1,918        $528
Ratio of expenses to average net assets,
   net of waiver                                       2.24%(f)    2.31%       2.35%*
Ratio of expenses to average net assets,
   before waiver                                       2.24%(f)    2.33%       2.64%*
Ratio of net investment income to
   average net assets(b)                                .62%(f)     .42%        .30%*
Portfolio turnover rate                                  73%         61%         92%


See footnote summary on page 53.


52 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                        International Portfolio
                                                    --------------------------------
                                                                 Class C
                                                    --------------------------------
                                                         Year Ended     January 30,
                                                        September 30,    2004(a) to
                                                    ------------------    September
                                                       2006        2005    30, 2004
                                                    --------------------------------
Net asset value, beginning of period                $ 22.95     $ 18.82     $ 18.21
                                                    --------------------------------
Income From Investment Operations
Investment income, net(b)(c)                            .14         .08         .02
Net realized and unrealized gain on investment and
   foreign currency transactions                       3.77        4.16         .59
                                                    --------------------------------
Total from investment operations                       3.91        4.24         .61
                                                    --------------------------------
Less: Dividends
Dividends from taxable net investment income           (.11)       (.11)         -0-
                                                    --------------------------------
Net asset value, end of period                      $ 26.75     $ 22.95     $ 18.82
                                                    ================================
Total return(e)                                       17.10%      22.63%       3.35%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)             $15,985     $10,840      $4,660
Average net assets (000 omitted)                    $12,210      $9,218      $2.586
Ratio of expenses to average net assets,
   net of waiver                                       2.24%(f)    2.31%       2.35%*
Ratio of expenses to average net assets,
   before waiver                                       2.24%(f)    2.33%       2.63%*
Ratio of net investment income to
   average net assets(b)                                .58%(f)     .38%        .18%*
Portfolio turnover rate                                  73%         61%         92%


*     Annualized.

(a)   Commencement of distribution.

(b)   Net of expenses waived by the Transfer Agent.

(c)   Based on average shares outstanding.

(d)   Amount is less than $.005.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)   The ratio includes expenses attributable to costs of proxy solicitation.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS o 53


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and AllianceBernstein International Retail Class Shareholders of Sanford C. Bernstein Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Tax-Managed International Portfolio and International Portfolio (two of the twelve portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the "Fund") at September 30, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the International Retail Class shares for the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 28, 2006


54 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS


TAX INFORMATION
(unaudited)

In order to meet certain requirements of the Internal Revenue Code, we are advising you that the Tax-Managed International Portfolio paid $320,921,115 of long-term capital gain distributions, during the fiscal year ended September 30, 2006, which are subject to the maximum tax rate of 15%.

For the fiscal year ended September 30, 2006, certain dividends paid by the Portfolios may be subject to a maximum tax rate of 15%, as provided for by the JGTRR Act of 2003. For the Tax-Managed International Portfolio and the International Portfolio, we designate 100.00% and 83.48%, respectively, or the maximium amount allowable of the total ordinary income distributed by the Portfolios, as qualified dividend income.

In addition, the Portfolios intend to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Portfolios to their shareholders. For the fiscal year ended September 30, 2006, the total amounts of foreign taxes that may be passed through to the shareholders were $16,450,339 and $2,168,415 for the Tax-Managed International Portfolio and the International Portfolio, respectively. The foreign sources of income for information reporting purposes, were $197,290,127 and $74,645,689, respectively, for the Tax-Managed International Portfolio and the International Portfolio.

As required by Federal tax law rules, shareholders will receive notification of their portion of each Portfolio's taxable ordinary dividends (if any) and capital gain distibutions (if any) paid for the 2006 calendar year on Form 1099-DIV, which will be mailed by January 31, 2007.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS o 55


BOARD OF DIRECTORS

Rosalie Wolf(1), Chairman
Roger Hertog, President
Irwin Engelman(1)
Bart Friedman(1)(2)
William Kristol(1)(2)
Thomas B. Stiles, II(1)(2)


OFFICERS

Philip L. Kirstein, Senior Vice President & Independent Compliance Officer Joseph J. Mantineo, Treasurer and Chief Financial Officer
Emilie D. Wrapp, Secretary


Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110


Distributor+

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105


Transfer Agent+

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672


Legal Counsel

Wilkie Farr & Gallaghar LLP
787 Seventh Ave.
New York, NY 10019


Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017


(1)   Member of the Audit Committee and the Independent Directors Committee.

(2)   Member of the Governance, Nominating and Compensation Committee.

+     For the AllianceBernstein International and AllianceBernstein Tax-Managed
International Portfolios, Class A, B and C shares only.


56 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS


MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                     PORTFOLIOS
                                                                                       IN FUND              OTHER
      NAME,                                     PRINCIPAL                              COMPLEX           DIRECTORSHIPS
   ADDRESS, AGE                               OCCUPATION(S)                          OVERSEEN BY           HELD BY
(YEAR OF ELECTION*)                        DURING PAST 5 YEARS                         DIRECTOR            DIRECTOR
-------------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTOR

Roger Hertog,**                    Vice Chairman and Director -                            12                 None
1345 Avenue of the Americas        AllianceBernstein Corporation,
New York, NY 10105                 the General Partner of
65 (1988)                          AllianceBernstein, L.P. since
                                   prior to 2001; prior thereto
                                   President, Chief Operating
                                   Officer and Director -
                                   Sanford C. Bernstein & Co.,
                                   Inc.

DISINTERESTED DIRECTORS

Rosalie J. Wolf, #                 Managing Partner, Botanica                              12                 TIAA-CREFF;
c/o Philip L. Kirstein             Capital Partners LLC, and a                                              North European
AllianceBernstein, L.P.            member of the Investment                                               Oil Royalty Trust.
1345 Avenue of the Americas        Committee of the Board at the
New York, NY 10105                 David and Lucile Packard
65 (2000)                          Foundation. Formerly she was
Chairman of the Board              a Managing Director at Offit Hall
                                   Capital Management LLC from
                                   January 2001 through 2003.
                                   From 1994-2000 she was
                                   Treasurer and Chief Investment
                                   Officer, The Rockefeller
                                   Foundation. Earlier she held
                                   financial executive positions with
                                   International Paper Company,
                                   Bankers Trust, and Mobil Oil
                                   Corporation.

Irwin Engelman, #                  Business Consultant.                                    12                 WellGen Inc.;
c/o Philip L. Kirstein             Formerly he was Executive                                                 Baruch College;
AllianceBernstein, L.P.            Vice President and Chief                                                    Long Wharf
1345 Avenue of the Americas        Financial Officer of Youth Stream                                        Theatre; National
New York, NY 10105                 Media Networks; Vice                                                     Corporate Theater
72 (2000)                          Chairman and Chief                                                          Fund; Temple
                                   Administrative Officer of Revlon,                                       Sharay Tefila; New
                                   Inc. and Executive                                                       Plan Excel Realty
                                   Vice President and Chief                                                       Trust.
                                   Financial Officer of MacAndrews
                                   & Forbes Holdings Inc. since
                                   prior to 2001.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS o 57


                                                                                     PORTFOLIOS
                                                                                       IN FUND              OTHER
      NAME,                                     PRINCIPAL                              COMPLEX           DIRECTORSHIPS
   ADDRESS, AGE                               OCCUPATION(S)                          OVERSEEN BY           HELD BY
(YEAR OF ELECTION*)                        DURING PAST 5 YEARS                         DIRECTOR            DIRECTOR
-------------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(continued)

Bart Friedman # +                  Senior Partner at Cahill                                12                 The Brookings
c/o Philip L. Kirstein             Gordon & Reindel LLP                                                       Institution;
AllianceBernstein, L.P             (law firm) since prior to                                                  Lincoln
1345 Avenue of the Americas        (law firm) since prior to                                                  Center for the
New York, NY 10105                 2001.                                                                      Performing Arts;
61 (2005)                                                                                                     The Mountain
                                                                                                              School of Milton
                                                                                                              Academy; Allied
                                                                                                              World Assurance
                                                                                                              Holdings

William Kristol, # +               Editor, The Weekly Standard                             12                 Manhattan
c/o Philip L. Kirstein             since prior to 2001.                                                       Institute; John M
AllianceBernstein, L.P.                                                                                       Ashbrook Center
1345 Avenue of the Americas                                                                                   for Public Affairs
New York, NY 10105                                                                                            at Ashland
53 (1994)                                                                                                     University; The
                                                                                                              Salvatori Center
                                                                                                              at Claremont
                                                                                                              McKenna College;
                                                                                                              The Shalem
                                                                                                              Foundation

Thomas B. Stiles, II, # +          President - Cedar Lawn                                  12                 Laguna Beach
c/o Philip L. Kirstein             Corporation (cemetery).                                                    Art Museum;
AllianceBernstein, L.P.            Formerly Managing Director,                                                Cedar Lawn
1345 Avenue of the Americas        Senior Portfolio Manager and                                               Corporation
New York, NY 10105                 Director of Investment Strategy
66 (2003)                          of Smith Barney Asset Manage-
                                   ment from 1997 until his retire-
                                   ment in 1999. Prior thereto,
                                   Chairman and Chief Executive
                                   Officer of Greenwich Street
                                   Advisors from 1988-1997 and
                                   Executive Vice President and
                                   Director of E.F. Hutton Group
                                   from 1982-1987.


*     There is no stated term of office for the Directors.

**    Mr. Hertog is an "interested person", as defined in the 1940 Act, due to his affiliation with AllianceBernstein.

#     Member of the Audit Committee and the Independent Directors Committee.

+     Member of the Governance, Nominating and Compensation Committee.


58 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS


Officer Information

Certain information concerning the Fund's Officers is listed below.


NAME, ADDRESS*                    POSITION(S)                      PRINCIPAL OCCUPATION
   AND AGE                       HELD WITH FUND                     DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------

Roger Hertog,                 President                     See biography above.
65

Philip L. Kirstein,           Senior Vice President         Senior Vice President and Independent
61                            and Independent               Compliance Officer of the
                              Compliance Officer            AllianceBernstein Funds with which he
                                                            has been associated since October
                                                            2004. Prior thereto he was Of Counsel
                                                            to Kirkpatrick & Lockhart, LLP from
                                                            October 2003 to October 2004, and
                                                            General Counsel of Merrill Lynch
                                                            Investment Managers, L.P. since prior
                                                            to 2001 until March 2003.

Joseph J. Mantineo            Treasurer and Chief           Senior Vice President of
47                            Financial Officer             AllianceBernstein Investor Services, Inc.
                                                            ("ABIS")**, with which he has been
                                                            associated since prior to 2001.

Emilie D. Wrapp,              Secretary                     Senior Vice President, Assistant General Counsel
51                                                          and Assistant Secretary of AllianceBernstein
                                                            Investments, Inc. ("ABI")**, with which she has been
                                                            associated since prior to 2001.


* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ABI and ABIS are affiliates of the Fund.

      The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618 for a free prospectus or SAI.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS o 59


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and Sanford C. Bernstein Fund, Inc. (the "Fund"), in respect of the following Portfolios:(2)

Tax-Managed International Portfolio
International Portfolio
Emerging Markets Portfolio
U.S. Government Short Duration Portfolio
Short Duration Plus Portfolio
Intermediate Duration Portfolio
Short Duration California Municipal Portfolio
Short Duration Diversified Municipal Portfolio
Short Duration New York Municipal Portfolio
California Municipal Portfolio
Diversified Municipal Portfolio
New York Municipal Portfolio

This is a summary of the evaluation prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG"). The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:


     1. Advisory fees charged to institutional and other clients of the Adviser for like services;

     2. Advisory fees charged by other mutual fund companies for like services;


(1) It should be noted that the information in the fee summary was completed on October 11, 2006 and presented to the Board of Directors on October 26, 2006 in accordance with the September 1, 2004 Assurance of Discontinuance between the NYAG and the Adviser.

(2) Future references to the various Portfolios do not include "Sanford C. Bernstein." It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Advisor Class shares of the Portfolios.


60 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS


     3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

     4. Profit margins of the Adviser and its affiliates from supplying such services;

     5.   Possible economies of scale as the Portfolios grow larger; and

     6. Nature and quality of the Adviser's services including the performance of the Portfolios.


PORTFOLIOS ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios' pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement:

                                             Advisory Fee Based on % of
Portfolio                                    Average Daily Net Assets(3)
-------------------------------------------------------------------------------
Tax-Managed International
  Portfolio                              First $1 billion             0.925%
International Portfolio                  Next $3 billion              0.850%
                                         Next $2 billion              0.800%
                                         Next $2 billion              0.750%
                                         Excess of $8 billion         0.650%

Emerging Markets Portfolio               First $1 billion             1.175%
                                         Next $1 billion              1.050%
                                         Next $1 billion              1.000%
                                         Excess of $3 billion         0.900%

U.S. Government Short Duration
  Portfolio                              First $250 million           0.500%
Short Duration Plus Portfolio            Next $500 million            0.450%
                                         Excess of $750 million       0.400%
Short Duration California
  Municipal Portfolio(4)                 First $750 million           0.450%
Short Duration Diversified
  Municipal Portfolio(4)                 Excess of $750 million       0.400%
Short Duration New York
  Municipal Portfolio(4)

Intermediate Duration Portfolio          First $1 billion             0.500%
California Municipal Portfolio           Next $2 billion              0.450%
Diversified Municipal Portfolio          Next $2 billion              0.400%
New York Municipal Portfolio             Excess of $5 billion         0.350%


(3) The advisory fees of each Portfolio are based on the percentage of each Portfolio's net assets, not a combination of any of the Portfolios shown.

(4) The current advisory fee schedule for the Portfolio is 0.500% for the first $250 million, 0.450% for the next $500 million and 0.400% thereafter.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS o 61


The Portfolios' net assets on August 31, 2006 are set forth below:

Portfolio                                                     Net Assets ($MM)
-------------------------------------------------------------------------------
Tax-Managed International Portfolio                                $7,513.2
International Portfolio                                            $3,389.5
Emerging Markets Portfolio                                         $2,125.8
U.S. Government Short Duration Portfolio                           $   82.7
Short Duration Plus Portfolio                                      $  378.1
Intermediate Duration Portfolio                                    $4,059.9
Short Duration California Municipal Portfolio                      $   75.0
Short Duration Diversified Municipal Portfolio                     $  207.3
Short Duration New York Municipal Portfolio                        $  103.5
California Municipal Portfolio                                     $1,175.7
Diversified Municipal Portfolio                                    $3,632.0
New York Municipal Portfolio                                       $1,467.8


Set forth below are the Portfolios' total expense ratios calculated from the beginning of the Portfolios' current fiscal year October 1, 2005 through June 30, 2006:

                                         Total Expense           Fiscal
Portfolio                                    Ratio(5)           Year End
-------------------------------------------------------------------------------
Tax-Managed International
  Portfolio(6)                          Advisor    1.16%       September 30
                                        Class A    1.33%
                                        Class B    2.03%
                                        Class C    2.03%

International Portfolio(6)              Advisor    1.21%       September 30
                                        Class A    1.44%
                                        Class B    2.14%
                                        Class C    2.14%

Emerging Markets Portfolio(6)           Advisor    1.58%       September 30

U.S. Government Short Duration
  Portfolio                             Advisor    0.79%       September 30

Short Duration Plus Portfolio           Advisor    0.67%       September 30
                                        Class A    1.03%
                                        Class B    1.73%
                                        Class C    1.73%

Intermediate Duration Portfolio         Advisor    0.59%       September 30

Short Duration California
  Municipal Portfolio                   Advisor    0.82%       September 30


(5)   Annualized.

(6) The total expense ratios shown are for a period, which includes two months of the higher fee schedule (October and November 2005) in effect for the Equity Portfolios through November 30, 2005. The total expense ratios of the Equity Portfolios would have been lower had the reduced advisory fee been in effect for the full period.


62 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS


                                         Total Expense           Fiscal
Portfolio                                   Ratio(5)            Year End
-------------------------------------------------------------------------------
Short Duration Diversified
  Municipal Portfolio                  Advisor    0.71%        September 30

Short Duration New York
  Municipal Portfolio                  Advisor    0.74%        September 30

California Municipal Portfolio         Advisor    0.64%        September 30
                                       Class A    0.90%
                                       Class B    1.60%
                                       Class C    1.60%

Diversified Municipal Portfolio        Advisor    0.60%        September 30
                                       Class A    0.88%
                                       Class B    1.58%
                                       Class C    1.58%

New York Municipal Portfolio           Advisor    0.63%        September 30
                                       Class A    0.91%
                                       Class B    1.61%
                                       Class C    1.61%


I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS


The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolios' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS o 63


Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolios. It should be noted that the Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship. In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolios had the AllianceBernstein Institutional fee schedule been applicable to the Portfolios versus the Portfolios' advisory fees based on August 31, 2006 net assets. With respect to the Short-Duration Municipal Portfolios,(7) the effective advisory fees based on their proposed fee schedules are also shown (in bold and italicized).


              Net Assets     AllianceBernstein ("AB")    Effective   Portfolio
               08/31/06       Institutional ("Inst.")     AB Inst.   Advisory
Portfolio       ($MIL)            Fee Schedule            Adv. Fee      Fee
-------------------------------------------------------------------------------
Tax-Managed    $7,513.2    International Style Blend       0.404%     0.827%
International              80 bp on 1st $25 million
Portfolio                  65 bp on next $25 million
                           55 bp on next $50 million
                           45 bp on next $100 million
                           40 bp on the balance
                           Minimum account size: $50m

International  $3,389.5    International Style Blend       0.408%     0.872%
Portfolio                  80 bp on 1st $25 million
                           65 bp on next $25 million
                           55 bp on next $50 million
                           45 bp on next $100 million
                           40 bp on the balance
                           Minimum account size: $50m

Emerging       $2,125.8    Emerging Markets Style Blend    0.805%     1.106%
Markets                    100 bp on 1st $50 million
Portfolio                  80 bp on the balance
                           Minimum account size: $50m

U.S. Government   $82.7    Low Duration                    0.286%     0.500%
Short Duration             40 bp on 1st $20 million
Portfolio(8)               25 bp on next $80 million
                           20 bp on next $100 million
                           15 bp on the balance
                           Minimum account size: $20m


(7) Includes Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio and Short Duration New York Municipal Portfolio.

(8) The Portfolio's duration target of 1 to 3 years is similar to that of Low Duration, which targets a duration within 20% of the Merrill Lynch 1-3 Year Treasury Index. However, unlike Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio to invest primarily in U.S. Government and agency securities.


64 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS


              Net Assets    AllianceBernstein ("AB")    Effective   Portfolio
               08/31/06     Institutional ("Inst.")      AB Inst.   Advisory
Portfolio       ($MIL)           Fee Schedule            Adv. Fee      Fee
-------------------------------------------------------------------------------
Short Duration   $378.1    Low Duration                    0.198%     0.483%
Plus Portfolio             40 bp on 1st $20 million
                           25 bp on next $80 million
                           20 bp on next $100 million
                           15 bp on the balance
                           Minimum account size: $20m

Intermediate   $4,059.9    U.S. Core Plus                  0.154%     0.449%
Duration Portfolio         40 bp on 1st $20 million
                           25 bp on next $80 million
                           20 bp on next $100 million
                           15 bp on the balance
                           Minimum account size: $20m

Short Duration    $75.0    Short Duration California       0.227%     0.500%
California                 Municipal
Municipal                  30 bp on 1st $20 million                   0.450%
Portfolio                  20 bp on next $80 million                (Proposed)
                           15 bp on next $150 million
                           12.5 bp on next $250 million
                           10 bp on the balance
                           Minimum account size: $3m

Short Duration   $207.3    Short Duration Diversified      0.184%     0.500%
Diversified                Municipal
Municipal                  30 bp on 1st $20 million                   0.450%
Portfolio                  20 bp on next $80 million                (Proposed)
                           15 bp on next $150 million
                           12.5 bp on next $250 million
                           10 bp on the balance
                           Minimum account size: $3m

Short Duration   $103.5    Short Duration New York         0.218%     0.500%
New York                   Municipal
Municipal                  30 bp on 1st $20 million                   0.450%
Portfolio                  20 bp on next $80 million                (Proposed)
                           15 bp on next $150 million
                           12.5 bp on next $250 million
                           10 bp on the balance
                           Minimum account size: $3m

California     $1,175.7    Intermediate Duration           0.195%     0.493%
Municipal                  California Municipal
Portfolio                  50 bp on 1st $5 million
                           37.5 bp on next $15 million
                           25 bp on next $80 million
                           18.75 bp on the balance
                           Minimum account size: $3m


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS o 65


              Net Assets    AllianceBernstein ("AB")    Effective   Portfolio
               08/31/06     Institutional ("Inst.")      AB Inst.   Advisory
Portfolio       ($MIL)           Fee Schedule            Adv. Fee     Fee
-------------------------------------------------------------------------------
Diversified    $3,632.0    Intermediate Duration           0.190%     0.455%
Municipal                  Diversified Municipal
Portfolio                  50 bp on 1st $5 million
                           37.5 bp on next $15 million
                           25 bp on next $80 million
                           18.75 bp on the balance
                           Minimum account size: $3m

New York       $1,467.8    Intermediate Duration New       0.194%     0.484%
Municipal                  York Municipal
Portfolio                  50 bp on 1st $5 million
                           37.5 bp on next $15 million
                           25 bp on next $80 million
                           18.75 bp on the balance
                           Minimum account size: $3m

The Adviser also manages the AllianceBernstein Mutual Funds ("ABMF"), which are investment companies. The advisory schedule of these funds, implemented in January 2004, as a result of the Assurance of Discontinuance between the NYAG and the Adviser, contemplates eight categories with almost all of the AllianceBernstein Mutual Funds in each category having the same fee schedule. In addition to the fee schedules of certain of those categories applicable to the Portfolios, set forth below are what would have been the effective fees of the Portfolios had the fee schedules of the AllianceBernstein Mutual Funds been applied to the Portfolios versus the Portfolios' advisory fees based on August 31, 2006 net assets.(9) With respect to the Short-Duration Municipal Portfolios, the effective advisory fees based on their proposed fee schedules are also shown (in bold and italicized).

                                                              ABMF    Portfolio
                    ABMF                 ABMF               Effective  Advisory
Portfolio         Category           Fee Schedule              Fee        Fee
-------------------------------------------------------------------------------
Tax-Managed     International   75 bp on 1st $2.5 billion     0.667%     0.827%
International                   65 bp on next $2.5 billion
Portfolio                       60 bp on the balance

International   International   75 bp on 1st $2.5 billion     0.724%     0.872%
Portfolio                       65 bp on next $2.5 billion
                                60 bp on the balance


(9) It should be noted that at certain asset levels the effective advisory fee of U.S. Government Short Duration Portfolio, Short Duration Plus Portfolio, Intermediate Duration Portfolio and the proposed advisory fee for the Short Duration Municipal Portfolios will be lower than what would have been the effective advisory fees had the fee schedule of the AllianceBernstein Mutual Funds been applied to those Portfolios.


66 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS


                                                             ABMF     Portfolio
                   ABMF                  ABMF              Effective  Advisory
Portfolio        Category             Fee Schedule            Fee        Fee
-------------------------------------------------------------------------------
Emerging         Specialty     75 bp on 1st $2.5 billion     0.750%     1.106%
Markets                        65 bp on next $2.5 billion
Portfolio                      60 bp on the balance

U.S. Government  Low Risk      45 bp on 1st $2.5 billion     0.450%     0.500%
Short Duration   Income        40 bp on next $2.5 billion
Portfolio                      35 bp on the balance

Short Duration   Low Risk      45 bp on 1st $2.5 billion     0.450%     0.483%
Plus Portfolio   Income        40 bp on next $2.5 billion
                               35 bp on the balance

Intermediate     High Income   50 bp on 1st $2.5 billion     0.481%     0.449%
Duration                       45 bp on next $2.5 billion
Portfolio                      40 bp on the balance

Short Duration   Low Risk      45 bp on 1st $2.5 billion     0.450%     0.500%
California       Income        40 bp on next $2.5 billion
Municipal                      35 bp on the balance                     0.450%
Portfolio                                                             (Proposed)

Short Duration   Low Risk      45 bp on 1st $2.5 billion     0.450%     0.500%
Diversified      Income        40 bp on next $2.5 billion
Municipal                      35 bp on the balance                     0.450%
Portfolio                                                             (Proposed)

Short Duration   Low Risk      45 bp on 1st $2.5 billion     0.450%     0.500%
New York         Income        40 bp on next $2.5 billion
Municipal                      35 bp on the balance                     0.450%
Portfolio                                                             (Proposed)

California       Low Risk      45 bp on 1st $2.5 billion     0.450%     0.493%
Municipal        Income        40 bp on next $2.5 billion
Portfolio                      35 bp on the balance

Diversified      Low Risk      45 bp on 1st $2.5 billion     0.434%     0.455%
Municipal        Income        40 bp on next $2.5 billion
Portfolio                      35 bp on the balance

New York         Low Risk      45 bp on 1st $2.5 billion     0.450%     0.484%
Municipal        Income        40 bp on next $2.5 billion
Portfolio                      35 bp on the balance


The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following



ALLIANCEBERNSTEIN BLENDED STYLE FUNDS o 67


fees for the Luxembourg funds that have a somewhat similar investment style as the Emerging Markets Portfolio:

Fund                                                                 Fee
-------------------------------------------------------------------------------
Emerging Markets Value
  Class S (Institutional)                                           0.95%

Emerging Markets Growth
  Class A                                                           1.70%(10)
  Class S (Institutional)                                           0.90%


The Alliance Capital Investment Trust Management mutual funds ("ACITM"), which are offered to investors in Japan, have an "all-in" fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ACITM mutual funds with somewhat similar investment styles as the Portfolios are as follows:

Portfolio                          ACITM Mutual Fund                      Fee
-------------------------------------------------------------------------------
Tax-Managed               Alliance International Blend(11)               0.30%
International Portfolio

International Portfolio
Emerging Markets          Bernstein Emerging Growth Equity Fund F(12)    0.80%
Portfolio                 Bernstein Emerging Markets Stock A, B          0.90%
                          Bernstein Emerging Markets Stock F, FB         0.80%


The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fees for the sub-advisory relationships that have a somewhat similar investment style as certain of the Portfolios:

Portfolio                    Sub-advised Fund             Fee Schedule
-------------------------------------------------------------------------------
International Portfolio      Client No. 1(13)      0.60% on first $1 billion
                                                   0.55% on next $500 million
                                                   0.50% on next $500 million
                                                   0.45% on next $500 million
                                                   0.40% thereafter

                             Client No. 2          0.50% on first $50 million
                                                   0.40% thereafter

                             Client No. 3          0.50%


(10) The "all-in" fee shown is for the Class A shares of Emerging Markets Growth. This fee covers investment advisory services and distribution related services.

(11)  This ACITM fund is privately placed or institutional.

(12)  See footnote 11.

(13)  The client is an affiliate of the Adviser.


68 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS


Portfolio                   Sub-advised Fund              Fee Schedule
-------------------------------------------------------------------------------
                              Client No. 4          0.65% on first $75 million
                                                    0.50% on next $25 million
                                                    0.40% on next $200 million
                                                    0.35% on next $450 million
                                                    0.30% thereafter

                              Client No. 5          0.30%

                              Client No. 6          Base fee of
                                                    0.22% on first $1 billion
                                                    0.18% on next $1.5 billion
                                                    0.16% thereafter
                                                    +/- Performance Fee(14)

Emerging Markets              Client No. 7          0.90%
Portfolio

U.S. Government Short         Client No. 8(15)      0.30% on first $500 million
Duration Portfolio                                  0.25% on next $500 million
                                                    0.20% on next $500 million
                                                    0.15% on next $1.5 billion
                                                    0.12% thereafter


It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations.


II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Portfolios' ranking with respect to actual management fees and contractual

(14) The performance fee is calculated by multiplying the Base Fee during the period by an adjustment factor that considers the excess or under performance of the fund versus its benchmark, the Morgan Stanley Capital International All World Index Excluding US (ACWI ex US) over a 60 month rolling period. The fund's annualized effective advisory fee rate over the most recent four quarterly payments, including base fee plus performance fee, is 0.24%.

(15)  See footnote 13.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS o 69


management fee relative to the median of the Portfolios' Lipper Expense Group ("EG")(16) at the approximate current asset level of the subject Portfolio.(17)

Lipper describes an EG as a representative sample of comparable funds. Lipper's standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds. However, because the Portfolios original EGs had an insufficient number of peers, at the request of the Adviser and the Senior Officer, Lipper expanded the Portfolios' EGs to include peers that had a similar (but not the same) Lipper investment objective/classification(18) and different load type.(19) However, because Lipper had expanded the EGs of those Portfolios, under Lipper's standard guidelines, each of the Portfolios' Lipper Expense Universe ("EU") were also expanded to include the universes of those peers that had a similar (but not the same) Lipper investment objective/classification or load type.(20) A "normal" EU will include funds that have the same investment classification/objective and load type as the subject Portfolio.

Set forth below are the Portfolios' contractual management fees, actual management fees (as of the Portfolios' most recently completed fiscal year end) and ranking relative to the medians of the Portfolios' EGs. In addition, pro-forma actual management fees(21) are shown for the Equity Portfolios while the proposed


(16) It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

(17) The contractual management fee is calculated by Lipper using each Portfolio's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

(18) Peers with a similar (but not the same) investment objective/classification were considered for inclusion in the EGs and EUs of certain of the Portfolios: Tax-Managed International Portfolio, International Portfolio, Short Duration California Municipal Portfolio, Short Duration New York Municipal Portfolio, California Municipal, Diversified Municipal Portfolio and New York Municipal Portfolio.

(19) Peers with the load type of institutional load, front-end and no-load were considered for inclusion in the Portfolios' EGs and EUs.

(20) The expansion of the Portfolios' EUs was not requested by the Adviser or the Senior Officer. They requested that only the EGs be expanded.

(21) Pro-forma shows what the effective management fee of a Portfolio would have been had changes to the Portfolio's advisory fee schedule been applied to the Portfolio from the beginning of the Portfolio's fiscal year.


70 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS


contractual and actual management fees are shown for the Short Duration Municipal Portfolios (bold and italicized):(22)


                                  Lipper                        Lipper
                     Portfolio  Contractual       Portfolio     Actual
                    Contractual Management          Actual     Management
                     Management  Fee EG           Management     Fee EG
Portfolio              Fee(23)   Median   Rank     Fees(24)   Median(25)  Rank
-------------------------------------------------------------------------------
Tax-Managed
International
Portfolio(26)          0.830      0.830    7/13     0.907       0.858     11/13
  Pro-forma                                         0.835       0.858      7/13

International
Portfolio(27)          0.873      0.861    9/16     0.940       0.886     12/16
  Pro-forma                                         0.874       0.886      8/16

Emerging Markets
Portfolio              1.110      1.225    5/12     1.203       1.203      6/12
  Pro-forma                                         1.112       1.203      5/12

U.S. Government
Short Duration
Portfolio              0.500      0.486   10/16     0.500       0.373     13/16

Short Duration
Plus Portfolio         0.481      0.450   11/15     0.476       0.355     11/15

Intermediate
Duration
Portfolio              0.452      0.452    8/15     0.464       0.462      9/15


(22) The proposed contractual and actual management fees for the Short Duration Municipal Portfolios were estimated by the Senior Officer using data provided by Lipper and the proposed fee schedules of those Portfolios.

(23) The contractual management fee does not reflect any advisory waivers or expense reimbursements for expense caps that effectively reduce the contractual fee rate.

(24) This column shows the actual management fee of each Portfolio for the fiscal year end September 30, 2005. Pro-forma actual management fees are based on the Portfolios' current fee schedule and the average daily net assets of the Portfolios from the period October 1, 2005 through June 30, 2006. Differences between "contractual" and "actual" are a result of different net assets used to determine each Portfolio's effective management fee rate.

(25) This column shows the median of each Portfolio's Lipper EG, which is based on the actual management fees of each Portfolio and its respective peers. Actual management fees would reflect any management fees waived or expenses reimbursed by the adviser of the funds.

(26) The Portfolio's EG includes the Portfolio, five other international multi-cap core funds ("IMLC"), five large-cap core funds ("ILCC") and two international multi-cap value funds ("IMLV").

(27) The Portfolio's EG includes the Portfolio, eight other IMLC, five ILCC and two IMLV.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS o 71


                                 Lipper                         Lipper
                     Portfolio  Contractual       Portfolio     Actual
                    Contractual Management          Actual     Management
                     Management  Fee EG           Management     Fee EG
Portfolio              Fee(23)   Median   Rank     Fees(24)   Median(25)  Rank
-------------------------------------------------------------------------------
Short Duration
California
Municipal
Portfolio(28)          0.500      0.623     3/9     0.500       0.440       6/9
  Proposed             0.450      0.623     3/9     0.450       0.440       6/9

Short Duration
Diversified
Municipal
Portfolio(29)          0.500      0.451   11/15     0.499       0.403     13/15
  Proposed             0.450      0.450    7/15     0.450       0.404     11/15

Short Duration
New York
Municipal
Portfolio(30)          0.500      0.623     3/9     0.500       0.440       6/9
  Proposed             0.450      0.623     3/9     0.450       0.440       6/9

California
Municipal
Portfolio(31)          0.492      0.579    4/14     0.500       0.506      6/14

Diversified
Municipal
Portfolio(32)          0.455      0.419    8/12     0.467       0.462      7/12

New York
Municipal
Portfolio(33)          0.483      0.572    4/14     0.487       0.506      4/14


(28) The Portfolio's EG includes the Portfolio, six other California short-intermediate municipal debt funds and two other single state short-intermediate municipal debt funds (Michigan and Hawaii).

(29) The Portfolio's EG includes the Portfolio, seven other short municipal debt funds and seven short-intermediate municipal debt funds.

(30) The Portfolio's EG includes the Portfolio, six other California short-intermediate municipal debt funds and two other single state short-intermediate municipal debt funds (Michigan and Hawaii).

(31) The Portfolio's EG includes the Portfolio, three other California intermediate municipal debt funds, one New York intermediate municipal debt fund, one Pennsylvania intermediate municipal debt fund, one Ohio intermediate municipal debt fund and seven other single state intermediate municipal debt funds (Oregon, Michigan, Virginia, New Mexico, Missouri, Hawaii and Minnesota).

(32) The Portfolio's EG includes the Portfolio, eight other intermediate municipal debt funds and three short-intermediate municipal debt funds.

(33) The Portfolio's EG includes the Portfolio, one other New York intermediate municipal debt fund, three California intermediate municipal debt funds, one Pennsylvania intermediate municipal debt fund, one Ohio intermediate municipal debt fund and seven other single state intermediate municipal debt funds (Oregon, Michigan, Virginia, New Mexico, Missouri, Hawaii and Minnesota).


72 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS


Set forth below is a comparison of the Portfolios' total expense ratios and the medians of their EGs and EUs. The Portfolios' rankings are also shown.(34) In addition, pro-forma total expense ratios(35) are shown for the Equity Portfolios while the total expense ratios adjusted for the proposed fee reductions are shown for the Short Duration Municipal Portfolios (bold and italicized):(36)

                       Expense        Lipper     Lipper     Lipper      Lipper
                        Ratio         Group      Group     Universe    Universe
Portfolio              (%)(37)      Median (%)    Rank     Median (%)    Rank
-------------------------------------------------------------------------------
Tax-Managed
International
Portfolio(38)           1.221         1.162       9/13       1.327      112/292
  Pro-forma             1.146         1.162       7/13       1.327       87/292

International
Portfolio(39)           1.264         1.243       9/16       1.3261      24/285
  Pro-forma             1.196         1.243       7/16       1.3261     102/285

Emerging Markets
Portfolio               1.681         1.681       6/12       1.634        49/89
  Pro-forma             1.569         1.681       4/12       1.634        38/89

U.S. Government
Short Duration
Portfolio               0.778         0.812       6/16       0.705        32/48

Short Duration
Plus Portfolio          0.676         0.858       6/15       0.736       55/122

Intermediate
Duration Portfolio      0.602         0.808       2/15       0.749       64/238

Short Duration
California
Municipal
Portfolio(40)           0.812         0.601        7/9       0.677        16/20
  Proposed              0.762         0.601        7/9       0.677        15/20


(34) Except for asset size comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(35) Pro-forma shows what the total expense ratio of a Portfolio would have been had changes to the Portfolio's advisory fee schedule been applied to the Portfolio from the beginning of the Portfolio's fiscal year.

(36) The total expense ratios adjusted for the proposed fee reductions for the Short Duration Municipal Portfolios were estimated by the Senior Officer using data provided by Lipper and the proposed fee schedules of those Portfolios.

(37) Except for pro-forma total expense ratios, the expense ratios are for the most recently completed fiscal year Advisor Class.

(38) The Portfolio's EU includes the Portfolio, the expense group and all institutional load, front-end load and no-load funds of IMLC, ILCC and IMLV, regardless of asset size or primary channel of distribution, excluding outliers.

(39) The Portfolio's EU includes the Portfolio, the expense group and all institutional load, front-end load and no-load funds of IMLC, ILCC and IMLV, regardless of asset size or primary channel of distribution, excluding outliers.

(40) The Portfolio's EU includes the Portfolio, the expense group and all institutional load, front-end load and no-load funds of California short-intermediate municipal debt funds and other single state short-intermediate municipal debt funds, regardless of asset size or primary channel of distribution, excluding outliers.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS o 73


                       Expense        Lipper     Lipper     Lipper      Lipper
                        Ratio         Group      Group     Universe    Universe
Portfolio              (%)(37)      Median (%)    Rank     Median (%)    Rank
-------------------------------------------------------------------------------
Short Duration
Diversified
Municipal
Portfolio(41)           0.707         0.630      10/15       0.604        43/69
  Proposed              0.657         0.630       9/15       0.604        40/69

Short Duration
New York
Municipal
Portfolio(42)           0.745         0.601        7/9       0.677        15/20
  Proposed              0.695         0.601        6/9       0.677        13/20

California
Municipal
Portfolio(43)           0.647         0.656       6/14       0.749       33/134

Diversified
Municipal
Portfolio(44)           0.608         0.606       7/12       0.689       35/101

New York
Municipal
Portfolio(45)           0.632         0.656       5/14       0.749       32/134


Based on this analysis, except for Short Duration California Municipal Portfolio, Short Duration New York Municipal Portfolio, California Municipal Portfolio and New York Municipal Portfolio, which have a more favorable ranking on a contractual management fee basis than on a total expense ratio basis, and Tax-Managed International Portfolio, which has equally favorable rankings, the Portfolios have a more favorable ranking on a total expense ratio fee basis than they do on a contractual management fee basis.(46)


(41) The Portfolio's EU includes the Portfolio, the expense group and all institutional load, front-end load and no-load funds of short municipal debt funds and short-intermediate municipal debt funds, regardless of asset size or primary channel of distribution, excluding outliers.

(42) The Portfolio's EU includes the Portfolio, the expense group and all institutional load, front-end load and no-load funds of California short-intermediate municipal debt funds and other single state short-intermediate municipal debt funds, regardless of asset size or primary channel of distribution, excluding outliers.

(43) The Portfolio's EU includes the Portfolio, the expense group and all institutional load, front-end load and no-load funds of California intermediate municipal debt funds, New York intermediate municipal debt funds, Pennsylvania intermediate municipal debt funds, Ohio intermediate municipal debt funds, and other single state intermediate municipal debt funds, regardless of asset size or primary channel of distribution, excluding outliers.

(44) The Portfolio's EU includes the Portfolio, the expense group and all institutional load, front-end load and no-load funds of intermediate municipal debt funds and short-intermediate municipal debt funds, regardless of asset size or primary channel of distribution, excluding outliers.

(45) The Portfolio's EU includes the Portfolio, the expense group and all institutional load, front-end load and no-load funds of New York intermediate municipal debt funds, California intermediate municipal debt funds, Pennsylvania intermediate municipal debt funds, Ohio intermediate municipal debt funds, and other single state intermediate municipal debt funds, regardless of asset size or primary channel of distribution, excluding outliers.

(46) With respect to the Equity Portfolios, this observation applies when comparing contractual management fees to pro-forma total expense ratios.


74 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS


III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.


IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The Adviser's profitability information for the Portfolios prepared by the Adviser for the Directors of the Fund was reviewed by the Senior Officer and the consultant. Except for a few Portfolios, the Adviser's profitability for providing investment advisory services to the Portfolios increased slightly during the calendar year 2005, relative to 2004.

The Portfolios have a Shareholder Servicing Agreement with the Adviser where the Adviser pays expenses it incurs in providing shareholder servicing to the Portfolios. Under the Shareholder Servicing Agreement, except for Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio (the "Equity Portfolios"), which pays 0.25%, the remaining Portfolios, which are primarily invested in fixed income securities (the "Fixed Income Portfolios"), pay 0.10% of the Portfolios' daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement in the Portfolios' most recently completed fiscal year:

                                                          Shareholder Serving
Portfolio                                                     Agreement Fee
-------------------------------------------------------------------------------
Tax-Managed International Portfolio                             $13,258,263
International Portfolio                                         $ 6,157,047
Emerging Markets Portfolio                                      $ 4,002,279
U.S. Government Short Duration Portfolio                        $    91,842
Short Duration Plus Portfolio                                   $   410,072
Intermediate Duration Portfolio                                 $ 3,104,905
Short Duration California Municipal Portfolio                   $    68,266
Short Duration Diversified Municipal Portfolio                  $   253,042
Short Duration New York Municipal Portfolio                     $   122,925
California Municipal Portfolio                                  $   898,450
Diversified Municipal Portfolio                                 $ 2,752,982
New York Municipal Portfolio                                    $ 1,190,723


In addition to the Adviser's direct profits from managing the Portfolios, certain of the Adviser's affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS o 75


and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent and distribution related services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. ("ABI"), an affiliate of the Adviser, is the principal underwriter of the Portfolios' retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios' retail classes that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2005, ABI paid approximately 0.042% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18.0 million for distribution services and educational support (revenue sharing payments). For 2006, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.5 million.

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios' Class A shares during the Portfolios' most recently completed fiscal year:

Portfolio                                                  Amount Received
-------------------------------------------------------------------------------
Tax-Managed International Portfolio                             $1,599
International Portfolio                                         $2,741
Short Duration Plus Portfolio                                   $5,331
California Municipal Portfolio                                  $4,227
Diversified Municipal Portfolio                                 $8,599
New York Municipal Portfolio                                    $4,844


During the Portfolios most recently completed fiscal year, ABI received from the Portfolios' retail classes the following Rule 12b-1 fees and CDSC fees:

Portfolio                               12b-1 Fee Received      CDSC Received
-------------------------------------------------------------------------------
Tax-Managed International Portfolio          $    9,148            $    360
International Portfolio                      $  146,089            $  6,718
Short Duration Plus Portfolio                $  829,370            $111,475
California Municipal Portfolio               $  757,478            $ 68,341
Diversified Municipal Portfolio              $1,880,730            $195,055
New York Municipal Portfolio                 $1,138,521            $ 90,578


Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. ("ABIS"), the affiliated transfer agent of the retail classes of the Portfolios, are charged on a per account basis, based on


76 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS


the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS' after-tax profitability increased in 2005 in comparison to 2004. During the Portfolios' most recently completed fiscal year, ABIS received the following net fees from the retail classes of the Portfolios:(47)

Portfolio                                      ABIS Fee          Expense Offset
-------------------------------------------------------------------------------
Tax-Managed International Portfolio(48)         $   182                $ 13
International Portfolio(48)                     $13,169                $183
Short Duration Plus Portfolio                   $51,926                $636
California Municipal Portfolio                  $18,000                $248
Diversified Municipal Portfolio                 $50,868                $552
New York Municipal Portfolio                    $44,364                $307


Certain of the Portfolios effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co., LLC ("SCB & Co.") and/or its U.K. affiliate, Sanford C. Bernstein Limited ("SCB Ltd."), collectively "SCB," and paid commissions for such transactions during the Portfolios' most recently completed fiscal year. The Adviser represented that SCB's profitability from business conducted with these Portfolios is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Portfolios. These credits and charges are not being passed onto to any SCB client.


V. POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding economies of scale and/or scope. Based on the independent consultant's initial survey, there was consensus that that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

The independent consultant conducted further studies of the Adviser's operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory


(47) The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder's account to the transfer agent's account and then from the transfer agent's account to the Portfolio's account.

(48) With respect to Tax-Managed International Portfolio and International Portfolio, ABIS voluntarily agreed to waive a portion of its fees in the amounts of $17,818 and $4,831 for the Portfolios, respectively.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS o 77


fees at the industry level. In a recent presentation to the Board of Directors, the independent consultant noted the potential for economies of scale and/or scope through the use of "pooling portfolios" and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in the less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees. The independent consultant indicated that additional work is contemplated in order to determine the presence of economies of scale and/or scope in a multi-product firm, such as AllianceBernstein L.P.


VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of $659 billion as of September 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolios.

The information below, which was prepared by Lipper, shows the 1, 3, 5 and 10 year gross performance returns and rankings of the Portfolios(49) relative to their Lipper Performance Group ("PG") and Lipper Performance Universe ("PU")(50) for the periods ended June 30, 2006.(51)

Tax-Managed
International      Portfolio
Portfolio           Return     PG Median    PU Median    PG Rank    PU Rank
-------------------------------------------------------------------------------
   1 year            28.85       27.99        28.02        2/6       78/213
   3 year            22.42       24.58        24.27        6/6      123/158
   5 year            12.51       12.51        10.50        3/5       38/136
  10 year            10.65         N/A         8.55        1/1        14/51

International      Portfolio
Portfolio           Return     PG Median    PU Median    PG Rank    PU Rank
-------------------------------------------------------------------------------
   1 year            29.25       28.07        28.01        3/9       51/179
   3 year            22.79       23.95        24.27        7/8      109/147
   5 year            12.69       11.66        10.53        2/7       34/128


(49) The performance returns and rankings are for the Advisor Class shares of the Portfolios.

(50) A Portfolio's PG/PU may not be necessarily be identical to the Portfolios' EG/EU. Peers with negative management fees are excluded from EGs/EUs but not necessarily from PGs/PUs. In addition, the Portfolios' PGs/PUs only include funds of the same Lipper investment objective/classification as the Portfolios, in contrast to certain of their EGs/EUs, which may include funds of similar but not the same investment objective/classification.

(51) Note that the current Lipper investment objective/classification dictates the PG and PU throughout the life of each Portfolio even if a Portfolio had a different investment objective/classification at different point in time. To cite an example, Tax-Managed International Portfolio's and International Portfolio's Lipper investment objective/classification was changed on November 16, 2004 from IMLV to IMLC. However, the performance of those Portfolios, which includes the period prior to the investment objective/classification change, would still be compared to the complete historical performance of their current IMLC PG and PU peers, even if the Portfolios' peers had a different investment objective/classification prior to November 16, 2004.


78 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS


Emerging Markets   Portfolio
Portfolio            Return    PG Median    PU Median    PG Rank      PU Rank
-------------------------------------------------------------------------------
   1 year            34.43       35.06        36.33       7/12       81/140
   3 year            42.72       37.41        35.76       2/12        5/122
   5 year            29.19       23.23        23.12       2/11         8/96
  10 year            10.89        9.75         9.18        1/5        13/45

U.S. Government
Short Duration     Portfolio
Portfolio            Return    PG Median    PU Median    PG Rank      PU Rank
-------------------------------------------------------------------------------
   1 year             2.18        2.39         2.34      13/16        48/60
   3 year             1.84        1.84         1.95       7/13        33/54
   5 year             3.60        3.65         3.60       7/12        25/50
  10 year             4.98        5.14         5.13      10/10        28/36

Short Duration     Portfolio
Plus Portfolio       Return    PG Median    PU Median    PG Rank      PU Rank
-------------------------------------------------------------------------------
   1 year             2.42        2.85         2.74      11/15      125/168
   3 year             2.14        2.31         2.36       8/14       81/126
   5 year             3.77        3.74         3.77       6/12       52/104
  10 year             5.17        5.19         5.20        7/9        38/59

Intermediate        Portfolio
Duration Portfolio   Return     PG Median    PU Median    PG Rank      PU Rank
-------------------------------------------------------------------------------
   1 year             0.20       -0.12        -0.04       5/15      120/338
   3 year             2.87        2.91         2.65       9/15      110/289
   5 year             5.07        5.43         5.36      11/12      161/238
  10 year             6.01        6.17         6.43        6/6       99/114

Short Duration
California
Municipal          Portfolio
Portfolio            Return    PG Median    PU Median    PG Rank      PU Rank
-------------------------------------------------------------------------------
   1 year             2.17        1.50         1.66        2/7         4/13
   3 year             1.91        2.08         2.08        4/5          7/9
   5 year             2.55        3.72         3.72        5/5          9/9
  10 year             3.61         N/A         4.33        2/2          5/5

Short Duration
Diversified        Portfolio
Portfolio            Return    PG Median    PU Median    PG Rank      PU Rank
-------------------------------------------------------------------------------
   1 year             2.42        2.05         2.66        1/8        28/49
   3 year             2.11        1.84         2.11        1/8        19/38
   5 year             2.97        3.06         2.97        4/6        15/31
  10 year             3.88        3.75         3.96        2/4        10/18

Short Duration
New York
Municipal          Portfolio
Portfolio            Return    PG Median    PU Median    PG Rank      PU Rank
-------------------------------------------------------------------------------
   1 year             2.29        1.38         1.30        1/3         2/10
   3 year             2.12        1.73         1.74        1/3          2/9
   5 year             2.78        3.22         3.41        3/3          9/9
  10 year             3.71        4.30         4.30        3/3          9/9


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS o 79


California
Municipal          Portfolio
Portfolio            Return   PG Median    PU Median    PG Rank      PU Rank
-------------------------------------------------------------------------------
   1 year             1.08        0.80         0.97        1/4        10/31
   3 year             2.43        2.41         2.45        2/4        19/31
   5 year             3.87        4.08         4.26        4/4        25/25
  10 year             4.86        5.03         5.25        3/3        13/13

Diversified
Municipal          Portfolio
Portfolio            Return   PG Median    PU Median    PG Rank      PU Rank
-------------------------------------------------------------------------------
   1 year             1.01        1.07         0.90        6/9       35/100
   3 year             2.44        2.59         2.48        6/9        48/89
   5 year             4.07        4.47         4.51        8/8        67/76
  10 year             5.00        5.26         5.35        6/6        50/55

New York
Municipal          Portfolio
Portfolio            Return   PG Median    PU Median    PG Rank      PU Rank
-------------------------------------------------------------------------------
   1 year             1.00         N/A         0.55        1/2         4/23
   3 year             2.50         N/A         2.50        1/2         8/22
   5 year             4.09         N/A         4.41        1/1        15/17
  10 year             5.01         N/A         5.55        1/1        11/12


Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolios (in bold) versus their benchmarks:(52)

                                      Period Ending June 30, 2006
                                         Performance Annualized
-------------------------------------------------------------------------------
                             1             3          5         10      Since
Portfolio/Benchmark        Year          Year       Year       Year   Inception
-------------------------------------------------------------------------------
Tax-Managed
  International
  Portfolio               27.28         20.92      11.12       9.30     10.19
MSCI EAFE                 26.56         23.94      10.02       6.39      8.19

International
  Portfolio               27.63         21.24      11.26        n/a      8.20
MSCI EAFE                 26.56         23.94      10.02        n/a      5.03

Emerging Markets
  Portfolio               32.19         40.32      27.00       8.99      9.90
MSCI Emerging
  Markets                 35.47         34.33      21.18       6.49      7.20

U.S. Government
  Short Duration
  Portfolio                1.42          1.05       2.83       4.21      5.28
Merrill Lynch
  1-3 Year Treasury
  Index                    1.83          1.40       3.08       4.76      5.91

Short Duration Plus
  Portfolio                1.76          1.46       3.08       4.47      5.60
Merrill Lynch
  1-3 Yr. Treasury
  Index                    1.83          1.40       3.08       4.76      5.93


(52) The Adviser provided Portfolio (Advisor Class) and benchmark performance return information for periods through June 30, 2006 in order to maintain consistency with Lipper's performance rankings in the analysis.


80 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS


                                      Period Ending June 30, 2006
                                         Performance Annualized
-------------------------------------------------------------------------------
                             1             3          5         10      Since
Portfolio/Benchmark        Year          Year       Year       Year   Inception
-------------------------------------------------------------------------------
Intermediate
  Duration
  Portfolio               -0.37          2.25       4.45       5.39      6.83
Lehman Brothers
  Aggregate Bond Index    -0.81          2.05       4.97       6.22      7.45

Short Duration
  California
  Municipal Portfolio      1.35          1.10       1.74       2.82      3.08
Lehman Brothers
  1 Year Municipal
  Index                    1.87          1.44       2.31       3.50      3.75

Short Duration
  Diversified
  Municipal Portfolio      1.71          1.40       2.25       3.14      3.39
Lehman Brothers
  1 Year Municipal
  Index                    1.87          1.44       2.31       3.50      3.75

Short Duration
  New York Municipal
  Portfolio                1.54          1.37       2.02       2.94      3.18
Lehman Brothers
  1 Year Municipal
  Index                    1.87          1.44       2.31       3.50      3.75

California Municipal
  Portfolio                0.45          1.77       3.20       4.18      5.07
Lehman Brothers
  Municipal Bond Index     0.89          3.23       5.05       5.79      6.68

Diversified Municipal
  Portfolio                0.41          1.82       3.43       4.35      5.29
Lehman Brothers
  Municipal Bond Index     0.89          3.23       5.05       5.79      6.72

New York Municipal
  Portfolio                0.38          1.85       3.43       4.34      5.33
Lehman Brothers
  Municipal Bond Index     0.89          3.23       5.05       5.79      6.72


CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for each of the Portfolios is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolios is based on an evaluation of all of these factors and no single factor was dispositive.
Dated: November 8, 2006


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS o 81


THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS


ALLIANCEBERNSTEIN FAMILY OF FUNDS

----------------------------------
Wealth Strategies Funds
----------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

----------------------------------
Blended Style Funds
----------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

----------------------------------
Growth Funds
----------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund

----------------------------------
Value Funds
----------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

----------------------------------
Taxable Bond Funds
----------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

----------------------------------
Municipal Bond Funds
----------------------------------
National                Michigan
Insured National        Minnesota
Arizona                 New Jersey
California              New York
Insured California      Ohio
Florida                 Pennsylvania
Massachusetts           Virginia

----------------------------------
Intermediate Municipal Bond Funds
----------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

----------------------------------
Closed-End Funds
----------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

----------------------------------
Retirement Strategies Funds
----------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our website at www.alliancebernstein.com or call us at 800.227.4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

**    An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


82 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS


NOTES


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS o 83


NOTES


84 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


IPTIP-0151-0906

-------------------------------------------------------------------------------
ANNUAL REPORT
-------------------------------------------------------------------------------

AllianceBernstein Intermediate Municipal Portfolios

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio


Annual Report

September 30, 2006


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS




Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.




November 24, 2006

Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Intermediate Municipal Portfolios: California, Diversified and New York (the "Portfolios") for the annual reporting period ended September 30, 2006.

Investment Objectives and Policies

The three portfolios of this open-end fund seek to provide safety of principal and to maximize total return after federal taxes (and, in the case of the California and New York Portfolios, state and/or local taxes). Under normal circumstances, each of the Portfolios will invest at least 80% of its assets in municipal securities (and, in the case of the California and New York portfolios, municipal securities issued by the State of California or the State of New York, or their political subdivisions, or otherwise exempt from California or New York state income tax, respectively). Each of the Intermediate California Municipal, New York Municipal and Diversified Municipal Portfolios (the "Portfolios") invests at least 80% of its total assets in municipal securities rated A or better by nationally recognized statistical rating organizations ("NRSROs") and comparably rated municipal notes. The Intermediate California Portfolio and Intermediate New York Portfolio each may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for California investors and New York investors, respectively. The Intermediate Diversified Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state. Each portfolio seeks to maintain an effective duration between three and one-half to seven years under normal market conditions. Within these guidelines, the Portfolios' Municipal Bond Investment Team seeks to add value through sector, security and maturity selection, emphasizing investment in bonds that are determined to be both safe and undervalued.

Investment Results

The tables on pages 4-6 show performance for each Portfolio compared to its national benchmark, the Lehman Brothers (LB) 5-Year General Obligation Municipal Index, for the six- and 12-month periods ended September 30, 2006.

All three Portfolios underperformed their benchmark for both the six- and 12-month periods ended September 30, 2006. The U.S. Federal Reserve (the "Fed") left the Fed funds rate unchanged at 5.25% in August and September, following 425 basis points of consecutive rate hikes during the previous two years. Short- and inter-


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 1


mediate-term municipal bonds, such as those held in the Portfolios, fared relatively poorly as the Fed raised rates, as evidenced by the modest 12-month period returns of the Portfolios. But, with the end of the rate hikes came a rally in the three-month period ended September 30, 2006, as investors focused on slowing economic growth and falling energy prices. In fact, most of the Portfolios' returns for the 12-month period were earned in the three-month period after the Fed signaled that it had stopped raising short-term interest rates.

The fact that the Portfolios had modestly less interest rate risk than the benchmark contributed to the Portfolios' relative performance over the 12-month period ended September 30, 2006, but hurt over the three-month period ended September 30, 2006. Conservatism in other areas, however, limited the Portfolios' returns because investors were rewarded for taking risk over the six- and 12-month periods. In fact, securities which the Municipal Bond Investment Team (the "team") considered expensive by historical standards 12 months ago simply became more expensive.

Market Review and Investment Strategy

By the end of the reporting period, two extremes had emerged in the municipal market: the extra yield available for buying both (1) longer maturities and (2) lower credit quality was at its narrowest levels since at least 1973, the period over which there is reliable data.

With very little extra yield offered to assume longer maturities or lower credit quality, the Portfolios remain defensively positioned to protect capital. The Portfolios' interest rate risk remains modestly less than that of the benchmark and the team continues to sell the longer-maturity bonds that it acquired two years ago when the difference between intermediate- and long-term interest rates was high by historical standards. In addition, with so little reward for assuming credit risk, the team continues to move to an even higher average credit quality stance than normal. The team expects these strategies to reward the Portfolios' investors when a sense of risk aversion returns to the markets and the values of riskier municipal bonds return to historical norms versus high-grade, intermediate municipal bonds.


2 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Portfolios will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For a free copy of the Portfolios' prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios' quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Lehman Brothers (LB) 5-Year General Obligation Municipal Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market with maturities ranging from four to six years. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Price fluctuations may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolios to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. The Portfolios can invest up to 20% of their assets in non-investment-rated bonds, which are subject to greater risk of loss of principal and interest, as well as the possibility of greater market risk, than higher-rated bonds. The Portfolios are "non-diversified" and therefore may hold more concentrated positions (New York or California only Portfolios) and be subject to certain additional risks than "diversified" funds. The Portfolios may invest in high yield bonds (i.e., "junk bonds") which involves a greater risk of default and price volatility than other bonds. Investing in non-investment grade presents special risks, including credit risk. While the Portfolios invest principally in bonds and other fixed-income securities, in order to achieve their investment objectives, the Portfolios may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolios' prospectus.


(Historical Performance continued on next page)


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 3


INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)


                                                            Returns
THE PORTFOLIO VS. ITS BENCHMARK                   -----------------------------
PERIODS ENDED SEPTEMBER 30, 2006                     6 Months     12 Months
-------------------------------------------------------------------------------
AllianceBernstein Intermediate California
  Municipal Portfolio
  Class A                                               2.49%         2.77%
  Class B                                               2.20%         2.06%
  Class C                                               2.13%         2.07%
LB 5-Year General Obligation Municipal Index            2.68%         3.11%


GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO
2/1/02* TO 9/30/06


AllianceBernstein Intermediate California Municipal Portfolio Class A: $10,972 LB 5-Year General Obligation Municipal Index: $11,946


[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                        AllianceBernstein                  LB 5-Year
                     Intermediate California          General Obligation
                   Municipal Portfolio Class A          Municipal Index
-------------------------------------------------------------------------------
    2/1/02*                  $  9,575                       $ 10,000
   9/30/02                   $ 10,031                       $ 10,651
   9/30/03                   $ 10,245                       $ 11,175
   9/30/04                   $ 10,483                       $ 11,409
   9/30/05                   $ 10,676                       $ 11,585
   9/30/06                   $ 10,972                       $ 11,946

*  Since inception of the Portfolio's Class A shares on 2/1/02.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Intermediate California Municipal Portfolio Class A shares (from 2/1/02* to 9/30/06) as compared to the performance of the Portfolio's benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 3.

(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

                                                            Returns
THE PORTFOLIO VS. ITS BENCHMARK                   -----------------------------
PERIODS ENDED SEPTEMBER 30, 2006                     6 Months     12 Months
-------------------------------------------------------------------------------
AllianceBernstein Intermediate Diversified
  Municipal Portfolio
  Class A                                               2.46%         2.75%
  Class B                                               2.11%         2.04%
  Class C                                               2.11%         2.04%
LB 5-Year General Obligation Municipal Index            2.68%         3.11%


GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO
2/1/02* TO 9/30/06


AllianceBernstein Intermediate Divesified Municipal Portfolio Class A: $11,079 LB 5-Year General Obligation Municipal Index: $11,946


[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                          AllianceBernstein                 LB 5-Year
                      Intermediate Diversified         General Obligation
                    Municipal Portfolio Class A          Municipal Index
-------------------------------------------------------------------------------
    2/1/02*                  $  9,575                        $ 10,000
   9/30/02                   $ 10,056                        $ 10,651
   9/30/03                   $ 10,380                        $ 11,175
   9/30/04                   $ 10,629                        $ 11,409
   9/30/05                   $ 10,781                        $ 11,585
   9/30/06                   $ 11,079                        $ 11,946

*  Since inception of the Portfolio's Class A shares on 2/1/02.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Intermediate Diversified Municipal Portfolio Class A shares (from 2/1/02* to 9/30/06) as compared to the performance of the Portfolio's benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 3.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 5


INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

                                                            Returns
THE PORTFOLIO VS. ITS BENCHMARK                   -----------------------------
PERIODS ENDED SEPTEMBER 30, 2006                      6 Months     12 Months
-------------------------------------------------------------------------------
AllianceBernstein Intermediate
  New York Municipal Portfolio
  Class A                                               2.53%         2.81%
  Class B                                               2.18%         2.17%
  Class C                                               2.18%         2.09%
LB 5-Year General Obligation Municipal Index            2.68%         3.11%


GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO
2/1/02* TO 9/30/06


AllianceBernstein Intermediate New York Municipal Portfolio Class A: $11,129 LB 5-Year General Obligation Municipal Index: $11,946


[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                         AllianceBernstein                  LB 5-Year
                       Intermediate New York            General Obligation
                    Municipal Portfolio Class A          Municipal Index
-------------------------------------------------------------------------------
    2/1/02*                  $  9,575                        $ 10,000
   9/30/02                   $ 10,082                        $ 10,651
   9/30/03                   $ 10,410                        $ 11,175
   9/30/04                   $ 10,657                        $ 11,409
   9/30/05                   $ 10,822                        $ 11,585
   9/30/06                   $ 11,129                        $ 11,946

*  Since inception of the Portfolio's Class A shares on 2/1/02.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Intermediate New York Municipal Portfolio Class A shares (from 2/1/02* to 9/30/06) as compared to the performance of the Portfolio's benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 3.

(Historical Performance continued on next page)


6 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2006
----------------------------------------------------------------------------
                                                                  Taxable
                        NAV            SEC            SEC        Equivalent
                      Returns        Returns        Yields**      Yields***

Class A Shares                                       2.70%          4.63%
1 Year                 2.77%         -1.59%
Since Inception*       2.96%          2.01%

Class B Shares                                       2.13%          3.65%
1 Year                 2.06%         -0.93%
Since Inception*       2.26%          2.26%

Class C Shares                                       2.13%          3.65%
1 Year                 2.07%          1.07%
Since Inception*       2.25%          2.25%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2006)
----------------------------------------------------------------------------
                                                                SEC Returns
Class A Shares
1 Year                                                             -1.59%
Since Inception*                                                    2.01%

Class B Shares
1 Year                                                             -0.93%
Since Inception*                                                    2.26%

Class C Shares
1 Year                                                              1.07%
Since Inception*                                                    2.25%


*  Inception Date: 2/1/02 for Class A, Class B and Class C shares.

** SEC Yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2006.

*** Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state, city and local taxes where applicable.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 7


INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2006
----------------------------------------------------------------------------
                                                                   Taxable
                        NAV            SEC            SEC        Equivalent
                      Returns        Returns        Yields**      Yields***

Class A Shares                                       2.70%          4.15%
1 Year                 2.75%         -1.58%
Since Inception*       3.18%          2.22%

Class B Shares                                       2.14%          3.29%
1 Year                 2.04%         -0.95%
Since Inception*       2.47%          2.47%

Class C Shares                                       2.13%          3.28%
1 Year                 2.04%          1.04%
Since Inception*       2.46%          2.46%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2006)
----------------------------------------------------------------------------
                                                                SEC Returns
Class A Shares
1 Year                                                             -1.58%
Since Inception*                                                    2.22%

Class B Shares
1 Year                                                             -0.95%
Since Inception*                                                    2.47%

Class C Shares
1 Year                                                              1.04%
Since Inception*                                                    2.46%


*  Inception Date: 2/1/02 for Class A, Class B and Class C shares.

** SEC Yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2006.

*** Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state, city and local taxes where applicable.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)


8 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

Historical Performance

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2006
----------------------------------------------------------------------------
                                                                  Taxable
                        NAV            SEC            SEC        Equivalent
                      Returns        Returns        Yields**      Yields***

Class A Shares                                       2.83%          4.72%
1 Year                 2.81%         -1.58%
Since Inception*       3.27%          2.32%

Class B Shares                                       2.26%          3.77%
1 Year                 2.17%         -0.82%
Since Inception*       2.56%          2.56%

Class C Shares                                       2.26%          3.77%
1 Year                 2.09%          1.10%
Since Inception*       2.55%          2.55%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2006)
----------------------------------------------------------------------------
                                                                SEC Returns
Class A Shares
1 Year                                                             -1.58%
Since Inception*                                                    2.32%

Class B Shares
1 Year                                                             -0.82%
Since Inception*                                                    2.56%

Class C Shares
1 Year                                                              1.10%
Since Inception*                                                    2.55%


*  Inception Date: 2/1/02 for Class A, Class B and Class C shares.

** SEC Yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2006.

*** Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state, city and local taxes where applicable.

See Historical Performance disclosures on page 3.


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 9


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                              Beginning            Ending
                                            Account Value       Account Value      Expenses Paid
Intermediate California Municipal           April 1, 2006    September 30, 2006    During Period*
--------------------------------------------------------------------------------------------------
Class A
Actual                                           $1,000           $1,024.87             $4.52
Hypothetical (5% return before expenses)         $1,000           $1,020.61             $4.51

Class B
Actual                                           $1,000           $1,022.04             $8.06
Hypothetical (5% return before expenses)         $1,000           $1,017.10             $8.04

Class C
Actual                                           $1,000           $1,021.32             $8.06
Hypothetical (5% return before expenses)         $1,000           $1,017.10             $8.04


(Fund expenses continued on next page)


10 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


FUND EXPENSES
(continued from previous page)

                                               Beginning            Ending
                                             Account Value      Account Value      Expenses Paid
Intermediate Diversified Municipal           April 1, 2006   September 30, 2006    During Period*
--------------------------------------------------------------------------------------------------
Class A
Actual                                           $1,000           $1,024.60             $4.57
Hypothetical (5% return before expenses)         $1,000           $1,020.56             $4.56

Class B
Actual                                           $1,000           $1,021.07             $8.06
Hypothetical (5% return before expenses)         $1,000           $1,017.10             $8.04

Class C
Actual                                           $1,000           $1,021.06             $8.11
Hypothetical (5% return before expenses)         $1,000           $1,017.05             $8.09


                                               Beginning            Ending
                                             Account Value       Account Value      Expenses Paid
Intermediate New York Municipal              April 1, 2006    September 30, 2006    During Period*
--------------------------------------------------------------------------------------------------
Class A
Actual                                           $1,000           $1,025.34             $4.52
Hypothetical (5% return before expenses)         $1,000           $1,020.61             $4.51

Class B
Actual                                           $1,000           $1,021.77             $8.06
Hypothetical (5% return before expenses)         $1,000           $1,017.10             $8.04

Class C
Actual                                           $1,000           $1,021.76             $8.06
Hypothetical (5% return before expenses)         $1,000           $1,017.10             $8.04

* Expenses are equal to each Class' annualized expense ratio, shown in the table below, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                                            Annualized Expense Ratio
                                     --------------------------------------
                                        Class A     Class B     Class C
---------------------------------------------------------------------------
Intermediate California Municipal        0.89%       1.59%       1.59%
Intermediate Diversified Municipal       0.90%       1.59%       1.60%
Intermediate New York Municipal          0.89%       1.59%       1.59%


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 11


INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO
PORTFOLIO SUMMARY
September 30, 2006


PORTFOLIO STATISTICS
Net Assets ($mil): $1,259.5


STATE BREAKDOWN*
[ ]  84.0%   California                 [PIE CHART OMITTED]
[ ]   7.0%   Puerto Rico
[ ]   3.2%   Florida
[ ]   2.1%   New York
[ ]   0.5%   Virginia
[ ]   0.5%   Nevada
[ ]   0.4%   Guam
[ ]   0.4%   Illinois
[ ]   0.3%   North Carolina
[ ]   0.3%   Pennsylvania
[ ]   0.2%   Trust Territories
[ ]   0.2%   Indiana
[ ]   0.2%   Ohio
[ ]   0.2%   West Virginia
[ ]   0.5%   Other

BOND QUALITY RATING BREAKDOWN*
[ ]  68.9%   AAA                        [PIE CHART OMITTED]
[ ]  11.6%   AA
[ ]   9.4%   A
[ ]   5.9%   BB
[ ]   4.2%   BBB


* All data are as of September 30, 2006. The Portfolio's state and bond quality rating breakdowns are expressed as a percentage of the Portfolio's total investments and may vary over time. The bond quality ratings are determined by Standard & Poor's Rating Services and Moody's Investors Service. If ratings are not available, the Fund's Adviser will assign ratings that are considered to be of equivalent quality to such ratings. "Other" represents less than 0.2% weightings in Arizona, Colorado, South Carolina and Texas.


12 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO
PORTFOLIO SUMMARY
September 30, 2006


PORTFOLIO STATISTICS
Net Assets ($mil): $3,842.6


STATE BREAKDOWN*
[ ]  10.0%   New York                   [PIE CHART OMITTED]
[ ]   9.0%   Texas
[ ]   7.7%   Florida
[ ]   7.1%   Massachusetts
[ ]   6.6%   New Jersey
[ ]   6.4%   California
[ ]   4.9%   Washington
[ ]   4.7%   Illinois
[ ]   4.5%   Pennsylvania
[ ]   3.0%   Hawaii
[ ]   2.7%   North Carolina
[ ]   2.5%   Maryland
[ ]   2.3%   Michigan
[ ]   2.2%   Virginia
[ ]   2.1%   Oklahoma
[ ]  24.3%   Other

BOND QUALITY RATING BREAKDOWN*
[ ]  70.5%   AAA                        [PIE CHART OMITTED]
[ ]  16.0%   AA
[ ]   4.6%   A
[ ]   5.8%   BB
[ ]   3.0%   BBB
[ ]   0.1%   CCC


* All data are as of September 30, 2006. The Portfolio's state and bond quality rating breakdowns are expressed as a percentage of the Portfolio's total investments and may vary over time. The bond quality ratings are determined by Standard & Poor's Rating Services and Moody's Investors Service. If ratings are not available, the Fund's Adviser will assign ratings that are considered to be of equivalent quality to such ratings. "Other" represents less than 2.1% weightings in Alabama, Alaska, Arizona, Colorado, Connecticut, Delaware, District of Columbia, Georgia, Guam, Indiana, Kansas, Kentucky, Louisiana, Minnesota, Missouri, Nebraska, Nevada, New Hampshire, Ohio, Oregon, Puerto Rico, Rhode Island, South Carolina, Tennessee, Utah, Vermont and Wisconsin.


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 13


INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO
PORTFOLIO SUMMARY
September 30, 2006


PORTFOLIO STATISTICS
Net Assets ($mil): $1,573.0


STATE BREAKDOWN*
[ ]  86.6%   New York                   [PIE CHART OMITTED]
[ ]   5.7%   Puerto Rico
[ ]   3.6%   Florida
[ ]   0.6%   California
[ ]   0.6%   Virginia
[ ]   0.5%   Nevada
[ ]   0.4%   Ohio
[ ]   0.4%   Guam
[ ]   0.3%   North Carolina
[ ]   0.3%   Illinois
[ ]   0.3%   Colorado
[ ]   0.2%   Indiana
[ ]   0.2%   Pennsylvania
[ ]   0.1%   West Virginia
[ ]   0.1%   Arizona
[ ]   0.1%   South Carolina

BOND QUALITY RATING BREAKDOWN*
[ ]  69.1%   AAA                        [PIE CHART OMITTED]
[ ]  19.4%   AA
[ ]   2.0%   A
[ ]   3.4%   BBB
[ ]   5.6%   BB
[ ]   0.5%   B


* All data are as of September 30, 2006. The Portfolio's state and bond quality rating breakdowns are expressed as a percentage of the Portfolio's total investments and may vary over time. The bond quality ratings are determined by Standard & Poor's Rating Services and Moody's Investors Service. If ratings are not available, the Fund's Adviser will assign ratings that are considered to be of equivalent quality to such ratings.


14 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


INTERMEDIATE CALIFORNIA PORTFOLIO
SCHEDULE OF INVESTMENTS
September 30, 2006
                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
MUNICIPAL BONDS-98.2%
Arizona-0.1%
Pima Cnty IDA
  Horizon Cmnty Learning Center
  4.45%, 6/01/14                                   $      750    $      734,723

California-82.4%
Anaheim Pub Fin Auth
  Elec Sys Rev Dist Facs MBIA
  5.00%, 10/01/18                                       2,075         2,150,488
Anaheim Union High Sch Dist
  Ser A FSA
  5.375%, 8/01/19                                       5,035         5,531,099
Antelope Valley Union High Sch Dist
  Ser A MBIA
  5.375%, 8/01/19                                       1,000         1,095,620
Antioch Pub Fin Auth Lease Rev
  Mun Facs Proj Ser B MBIA
  5.50%, 1/01/16                                        2,380         2,567,925
Azusa Uni Sch Dist
  FSA
  5.00%, 7/01/24                                        2,320         2,434,190
Bay Area Toll Auth Toll Brdg Rev
  San Francisco Bay Area Ser F
  5.00%, 4/01/12                                        2,910         3,118,851
California Dept of Transp Rev
  Fed Hwy GABS Ser A FGIC
  5.00%, 2/01/12-2/01/14                               33,225        35,926,279
California Dept of Wtr Res
  5.75%, 5/01/17                                        2,000         2,243,620
  5.875%, 5/01/16                                       8,000         9,024,800
  AMBAC
  5.375%, 5/01/18                                      29,675        32,730,635
  Central Vy Proj Ser AC MBIA
  5.00%, 12/01/16                                       7,400         8,066,296
  FGIC Ser 02A
  5.125%, 5/01/18                                       2,800         3,053,120
  Ser 02A
  Prerefunded 5/01/12 @ 101
  5.375%, 5/01/22                                       2,555         2,818,088
  Ser A
  5.25%, 5/01/10                                       21,425        22,703,644
  5.50%, 5/01/09-5/01/16                               21,140        22,291,685
  Ser W FSA
  Prerefunded
  12/01/11 @ 100
  5.25%, 12/01/22                                         260           281,801


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 15


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
  Wtr Sys Ser Y FGIC
  5.25%, 12/01/18                                   $   5,000    $    5,438,050
  XLCA Ser 02A
  5.375%, 5/01/17                                      10,500        11,581,185
California Econ Rec Bds
  Ser A
  5.00%, 7/01/08-7/01/09                               14,510        14,944,214
  5.25%, 1/01/10-7/01/12                               50,945        54,059,814
  Ser A FGIC
  5.25%, 1/01/11                                       12,255        13,092,874
  Ser A MBIA
  5.00%, 7/01/10(a)                                    11,620        12,246,550
  5.00%, 7/01/11-7/01/12                                9,680        10,367,170
California Ed Facs Auth Rev
  University of the Pacific
  5.50%, 11/01/18                                       2,105         2,298,113
California Poll Ctl Fin Auth PCR
  Ref Pacific Gas & Elec Ser C FGIC AMT
  3.50%, 12/01/23                                       4,390         4,384,205
California Rural Home Mtg Fin Auth SFMR
  Mortgage-Backed Securities Program
  Ser A GNMA/FNMA
  6.55%, 6/01/30(b)                                       290           290,983
California Spl Dists Association Fin Corp. COP
  Ser Z FSA
  5.50%, 8/01/17                                        1,000         1,093,590
California State GO
  4.00%, 2/01/08                                          785           791,021
  5.00%, 3/01/08-10/01/23                              43,330        45,535,167
  5.25%, 9/01/18-10/01/20                              10,290        11,029,587
  5.75%, 10/01/10                                       2,420         2,615,584
  FSA
  5.00%, 8/01/16                                        1,825         1,992,097
  MBIA
  5.00%, 9/01/16-8/01/24                               13,195        14,440,518
  Prerefunded 9/01/10 @ 100
  5.25%, 9/01/18-9/01/20                                3,735         3,973,106
  Ref FSA
  5.00%, 5/01/12                                        1,040         1,115,098
  5.25%, 2/01/10                                        5,300         5,595,316
  Ref General Fund
  5.25%, 2/01/11                                        4,585         4,883,392
  Ser CR FSA
  5.00%, 3/01/15                                       18,030        19,696,333
  Various Purpose
  5.00%, 3/01/12-3/01/13                               21,040        22,558,323
  Veterans Bonds Ser AN
  9.00%, 4/01/08                                        2,065         2,223,344
California State Pub Wrks Brd Lease Rev
  Dept of Corrections State Prison
  Ser A AMBAC
  5.00%, 12/01/19                                       2,630         2,848,264


16 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
  Dept of Hlth Svcs Ser A MBIA
  5.75%, 11/01/16                                  $    5,225    $    5,624,399
California State Univ Headquarters Bldg
  Auth Lease Rev Ser B MBIA
  5.25%, 9/01/22                                        3,050         3,130,367
California State Univ Rev
  Ref Systemwide Ser B AMBAC
  5.00%, 11/01/14                                       3,475         3,808,079
  Systemwide Ser A FGIC
  5.00%, 11/01/24                                       1,515         1,599,098
California Statewide CDA
  Kaiser Permanente Ser A
  2.55%, 8/01/31(b)                                     3,130         3,121,361
  Kaiser Permanente Ser E
  3.875%, 4/01/32(b)                                    3,180         3,182,576
  Kaiser Permanente Ser F
  2.30%, 4/01/33(b)                                     5,210         5,170,873
  Redlands Cmnty Hosp Ser A RADIAN
  5.00%, 4/01/12-4/01/13                                3,485         3,674,717
  SWR
  2.90%, 4/01/11(b)                                     3,000         2,977,890
California Statewide CDA PCR
  Southern California Ed Co Ser B XCLA
  4.10%, 4/01/28                                       13,835        14,113,222
Castaic Lake Wtr Agy COP
  Wtr Sys Impt Proj Ser A MBIA
  7.25%, 8/01/08                                        1,510         1,613,042
Chaffey Cmnty College Dist
  Election of 2002 Ser B MBIA
  5.00%, 6/01/25                                        1,440         1,533,586
Chula Vista Cmnty Facs
  Dist No. 06-1 Spl Tax Eastlake Woods
  Area Ser A
  4.25%, 9/01/08                                          565           570,452
  4.60%, 9/01/09                                          680           692,383
Compton Cmnty Redev Agy
  Tax Alloc Redev Proj Ser A
  5.00%, 8/01/09-8/01/11                               16,515        17,348,362
Contra Costa Cnty MFHR
  Pleasant Hill BART Transit-A
  3.95%, 4/15/46                                       14,345        14,359,202
Cotati-Rohnert Park Uni Sch Dist
  Ref Crossover FGIC
  5.00%, 8/01/20                                        1,910         2,053,689
CSUCI Fin Auth Rev
  For Sale Hsg Construction Ser A
  2.50%, 8/01/34                                        4,000         3,957,720
Culver City Redev Agy
  Tax Alloc AMBAC
  5.50%, 11/01/14                                       1,195         1,293,958


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 17


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
  Tax Alloc Redev Proj A MBIA
  5.50%, 11/01/17-11/01/18                        $     2,270    $    2,474,582
Etiwanda Sch Dist
  Cmnty Facs Dist No. 3 Ref
  4.25%, 8/01/07                                          350           348,579
  4.50%, 8/01/08                                          480           481,166
  4.70%, 8/01/09                                          495           494,842
  4.80%, 8/01/10                                          470           471,678
Fremont Pub Fin Auth Rev
  Ref Ser A
  3.75%, 9/02/11                                        1,755         1,726,551
Fullerton Redev Agy COP
  Southern California Optometry RADIAN
  5.00%, 4/01/34                                        3,015         3,033,603
Gateway Uni Sch Dist
  MBIA
  5.00%, 8/01/24                                        1,230         1,296,752
Gilroy Uni Sch Dist
  FGIC
  5.25%, 8/01/20                                        1,900         2,065,338
Golden State Tobacco Securitization Corp.
  Tobacco Settlement Rev
  AMBAC
  5.00%, 6/01/38                                        3,450         3,729,312
  Enhanced-Asset Backed Ser B
  Prerefunded 6/01/13 @ 100
  5.50%, 6/01/43                                       28,850        32,032,155
  Ser A AMBAC
  5.00%, 6/01/20                                       10,735        11,208,628
  Ser B
  Prerefunded 6/01/08 @ 100
  5.75%, 6/01/22                                        5,570         5,770,854
Imperial Irrigation Dist
  Elec Sys Rev MBIA
  5.00%, 11/01/18                                       1,500         1,552,560
Imperial Redev Agy Allocation
  Redev Proj Sub Nts
  4.50%, 12/01/11                                         240           240,358
Kern High Sch Dist
  Escrowed to Maturity
  7.10%, 8/01/11                                        1,000         1,158,000
  Ser A MBIA
  6.30%, 2/01/11                                        1,000         1,111,430
Lincoln Cmnty Facs
  Dist No. 2003-1 Spl Tax
  5.35%, 9/01/16                                          715           756,842
  5.90%, 9/01/24                                        1,120         1,202,936
Loma Linda Hosp Rev
  Loma Linda Univ Med Ctr Ser A
  5.00%, 12/01/13-12/01/14                              7,360         7,763,395


18 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Long Beach Bd Fin Auth Lease Rev
  Civic Ctr Proj Ser A MBIA
  5.00%, 10/01/17                                  $    3,130    $    3,237,390
  Pub Safety Facs Projs AMBAC
  5.25%, 11/01/19-11/01/22                              3,765         4,053,434
Los Altos Sch Dist
  Ser B MBIA
  5.00%, 8/01/18                                        2,000         2,135,700
Los Angeles
  Ser A MBIA
  5.00%, 9/01/16                                        3,035         3,281,169
Los Angeles Cmnty College Dist
  Ser A MBIA
  5.00%, 6/01/26                                        9,995        10,673,161
Los Angeles Cmnty Redev Agy
  Tax Alloc Subordinated Lien Bunker Ser L
  3.50%, 3/01/07-3/01/09                                3,560         3,504,685
Los Angeles Cnty COP
  Antelope Valley Courthouse
  Ser A AMBAC
  5.75%, 11/01/19                                       2,815         3,054,613
  Equipment & Real Estate Property Program
  Ser AU MBIA
  5.00%, 10/01/08                                       9,300         9,591,462
Los Angeles Cnty MTA Rev
  Cap Grant Receipts Gold Line Proj
  Ser A FGIC
  5.00%, 10/01/10-10/01/12                             16,470        17,310,458
Los Angeles Cnty MTA Sales Tax Rev
  5.00%, 7/01/14                                        4,915         5,376,027
  Proposition A First Tier Senior
  Ser A AMBAC
  5.00%, 7/01/14-7/01/15                                2,860         3,136,825
  Ref Proposition C Second Senior
  Ser A FSA
  5.00%, 7/01/15                                        5,160         5,677,084
  Ref Proposition C Second Senior
  Ser A MBIA
  5.00%, 7/01/10                                        2,290         2,417,599
Los Angeles Cnty Pub Wrks Fin Auth
  Ref Flood Ctl Dist Ser A
  5.00%, 3/01/10                                        8,975         9,433,174
Los Angeles Cnty Pub Wrks Fin Auth Lease Rev
  Master Ref Proj Ser A MBIA
  5.00%, 12/01/09-12/01/11                             11,490        12,110,353
Los Angeles Cnty Pub Wrks Fin Auth Rev
  Regional Park & Open Space Dist
  Ser A AMBAC
  5.50%, 10/01/08                                       3,195         3,290,786
Los Angeles Dept of Arpts
  Arpt Rev FGIC AMT
  5.80%, 5/15/10                                          600           606,906


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 19


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Los Angeles Dept of Wtr & Pwr
  Pwr Sys Ser A FSA
  5.25%, 7/01/18                                   $    2,040    $    2,181,739
  Pwr Sys Ser A MBIA
  5.375%, 7/01/18                                       5,000         5,374,400
  Pwr Sys Ser A SubSer A-1
  4.50%, 7/01/07                                        2,345         2,365,003
  5.00%, 7/01/09                                       15,245        15,849,159
  Pwr Sys Ser B MBIA
  5.00%, 7/01/11-7/01/12                                5,345         5,719,243
Los Angeles Sanitation Equipment Charge Rev
  Ser A FSA
  5.25%, 2/01/19-2/01/20                                8,355         8,882,487
Los Angeles Uni Sch Dist
  AMBAC
  5.00%, 7/01/12                                        6,030         6,496,481
  Election 2004 Ser G AMBAC
  5.00%, 7/01/13                                        3,260         3,541,045
  Election of 1997 Ser E MBIA
  5.50%, 7/01/15                                        8,810         9,723,597
  Election of 2005 Ser C
  5.00%, 7/01/12                                        2,280         2,456,381
  Ser A FSA
  5.00%, 7/01/22                                        4,835         5,126,744
  5.25%, 7/01/20                                        1,470         1,591,995
  Ser A MBIA
  5.00%, 7/01/11                                        2,200         2,347,862
  5.25%, 7/01/12                                        1,755         1,913,406
  Prerefunded 7/01/13 @ 100
  5.375%, 7/01/17                                       6,910         7,672,933
  Ser A-1 FGIC
  5.00%, 7/01/20                                        5,530         5,959,626
  Ser A-2 MBIA
  5.00%, 7/01/20                                       11,000        11,854,590
  Ser D FGIC
  Prerefunded 7/01/10 @ 100
  5.625%, 7/01/15                                       1,295         1,393,472
  Ser E AMBAC
  5.00%, 7/01/15                                        3,090         3,399,649
Los Gatos-Saratoga Joint Union High Sch Dist
  Election of 1998 Ser B
  5.75%, 12/01/19-12/01/20                              2,470         2,710,627
Mammoth Uni Sch Dist
  Cap Appreciation MBIA
  Zero Coupon, 8/01/21-8/01/22                          2,100         1,118,802
Metropolitan Wtr Dist of Southern California
  Wtrwrks Rev
  Authorization Ser B-3 MBIA
  5.00%, 10/01/18                                       3,300         3,568,356


20 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
  Ser A
  Escrowed to Maturity
  5.75%, 7/01/21                                   $    1,615    $    1,884,043
  5.75%, 7/01/21                                        2,045         2,370,973
  Ser B
  5.00%, 7/01/10                                        8,200         8,656,904
Mount San Antonio Cmnty College Dist
  Election of 2001 Ser A MBIA
  5.00%, 8/01/14                                        5,610         6,019,137
MSR Pub Pwr Agy San Juan Proj
  Ref Ser G MBIA
  5.30%, 7/01/12                                        5,930         6,070,660
Munimae Trust
  Ser 2001-1 Class A
  4.35%, 10/26/16                                       3,325         3,322,406
  Ser 2001-2 Class A
  4.35%, 10/26/16                                       3,875         3,871,977
Northern California Pwr Agy
  Geothermal Proj No.3 Ser A AMBAC
  5.80%, 7/01/09                                        4,960         5,259,485
Northern California Pwr Agy Pub Pwr Rev
  Hydro Elec Proj No. 1 Ser A MBIA
  5.00%, 7/01/17                                        2,685         2,771,618
  Ser A AMBAC
  Escrowed to Maturity
  5.80%, 7/01/09                                          935           991,455
Oakland Uni Sch Dist
  Election of 2000 MBIA
  5.00%, 8/01/10-8/01/13                               10,555        11,252,829
Orange Cnty Local Transp Auth
  Sales Tax Rev
  Measure M-Second Senior Ser A MBIA
  5.50%, 2/15/10                                        5,630         6,002,593
  Ref Measure M-Second Senior Ser A AMBAC
  5.70%, 2/15/10                                        2,000         2,144,960
Orange Cnty Pub Fin Auth Lease Rev
  Ref MBIA
  5.00%, 7/01/11-7/01/13                               21,070        22,675,909
Pasadena Uni Sch Dist
  Ser B FGIC
  5.00%, 7/01/20                                        2,050         2,152,664
Pittsburg Redev Agy
  Residential Mtg Rev
  Escrowed to Maturity
  9.60%, 6/01/16                                        1,000         1,439,900
Pomona Pub Fin Auth Rev
  Merged Redev Proj Ser AH AMBAC
  5.00%, 2/01/11                                        1,635         1,735,929
Rancho Santiago Cmnty College Dist
  FSA
  5.00%, 9/01/25                                        2,275         2,426,424


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 21


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Rancho Wtr Dist Fin Auth Rev
  Ser A FSA
  5.50%, 8/01/12                                   $    1,075    $    1,167,149
Redding Joint Pwrs Fin Auth
  Elec Sys Rev Ser A MBIA
  6.25%, 6/01/09                                        1,000         1,071,270
Riverside
  Swr Rev FGIC
  7.00%, 8/01/08                                        1,000         1,063,850
Sacramento Area Flood Ctl Agy
  Cap Assmt Dist No. 2-North Area AMBAC
  5.00%, 10/01/09                                       1,000         1,041,670
Sacramento City Fin Auth
  Cap Impt Ser A AMBAC
  5.50%, 12/01/17                                       5,930         6,446,029
  City Hall & Redev Projs Ser A FSA
  5.375%, 12/01/18                                      1,440         1,589,184
  Lease Rev Ser B
  5.40%, 11/01/20                                       2,000         2,219,820
Sacramento Cnty Sanitation Dist Fin Auth Rev
  FSA
  5.50%, 12/01/21                                       1,100         1,287,506
  Ser A
  5.60%, 12/01/16                                       3,055         3,064,043
Salinas Pub Fin Auth Rev
  Ref Assmt Dists Refinancing Subordinated
  Ser B
  4.75%, 9/02/08                                          375           375,956
  5.00%, 9/02/09                                          295           296,891
  5.25%, 9/02/11                                          310           315,930
Salinas Union High Sch Dist
  Ser A FGIC
  5.25%, 10/01/20-10/01/21                              4,630         5,122,586
San Bernardino Cnty COP
  West Valley Detention Ctr Ref Ser A MBIA
  5.25%, 11/01/17                                       7,495         8,181,467
San Diego Cnty COP
  Edgemoor Proj & Regional Sys AMBAC
  5.00%, 2/01/15                                        2,000         2,184,720
San Diego Cnty Regional Transp Auth
  Sales Tax Rev Ser A FGIC
  5.25%, 4/01/08                                        2,360         2,424,711
San Diego Uni Sch Dist
  Cap Appreciation Election of 1998 Ser D FGIC
  5.25%, 7/01/25                                        2,000         2,182,400
San Francisco City & Cnty Arpt Comm
  Intil Arpt Rev Second Ser 10A MBIA AMT
  5.45%, 5/01/12                                        2,145         2,190,710
  Intil Arpt Rev Second Ser 15A FSA AMT
  5.00%, 5/01/18                                        2,420         2,489,769


22 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
San Francisco City & Cnty Pub Util
  Comm Clean Wtr Rev Ser A MBIA
  5.25%, 10/01/14                                 $     4,940    $    5,423,083
  Wtrwrks Rev Ser A
  5.00%, 11/01/12                                       2,460         2,499,705
San Jose Arpt Rev
  FGIC
  5.875%, 3/01/07                                         270           272,627
  Ref Ser B FSA AMT
  5.00%, 3/01/08                                        3,050         3,100,477
San Jose Redev Agy Tax Alloc
  Merged Area Redev MBIA
  Escrowed to Maturity
  6.00%, 8/01/15                                          330           389,407
  Merged Area Redev Proj Unrefunded Balance
  MBIA
  6.00%, 8/01/15                                          670           782,332
San Mateo Cnty Cmnty College Dist
  Election of 2001 Ser A FGIC
  5.375%, 9/01/20                                       1,000         1,088,680
San Mateo Cnty Transp Dist
  Ser A MBIA
  5.50%, 6/01/16                                        1,430         1,643,628
San Ramon Valley Uni Sch Dist
  Election of 2002 FSA
  5.25%, 8/01/20                                        1,000         1,094,470
Santa Clara Cnty Fin Auth
  Lease Rev Ser A AMBAC
  5.00%, 11/15/17                                       6,390         6,620,104
Santa Clara Redev Agy Tax Alloc
  Bayshore North Proj MBIA
  5.00%, 6/01/15                                        1,000         1,002,300
Santa Fe Springs Cmnty Dev Commission
  Ref Ser A MBIA
  5.375%, 9/01/17                                       1,460         1,564,682
South Orange Cnty Pub Fin Auth
  Spl Tax Rev Foothill Area Ser C FGIC
  8.00%, 8/15/09                                        1,100         1,233,067
Southern California Pub Pwr Auth Pwr Proj Rev
  San Juan Power Ser B FSA
  5.25%, 1/01/20                                       21,300        23,080,467
Taft Pub Fin Auth Lease Rev
  Cmnty Correctional Fac Proj A
  5.95%, 1/01/11                                        2,590         2,630,559
Tahoe-Truckee Uni Sch Dist No.1
  MBIA
  5.50%, 8/01/19                                        1,185         1,378,759
Tobacco Securitization Auth of Northern California
  Asset Bkd Bds Ser A
  5.375%, 6/01/41                                      12,915        13,941,226


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 23


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Tobacco Securitization Auth of Southern California
  Asset Bkd Bds Ser A
  5.50%, 6/01/36                                   $    7,825    $    8,604,839
  Asset Bkd Bds Ser B
  6.00%, 6/01/43                                        8,975        10,097,683
University of California Rev
  General Ser A AMBAC
  5.00%, 5/15/11                                        1,720         1,832,299
  Ser B AMBAC
  5.00%, 5/15/12                                        2,780         2,989,584
  Ser F FSA
  5.00%, 5/15/10                                        2,000         2,107,880
Upland Cmnty Redev Agy Tax Alloc Notes
  Magnolia Redev Proj
  Series 04
  3.90%, 11/01/09                                       2,625         2,623,425
Walnut Pub Fin Auth Tax Alloc Rev
  AMBAC
  5.375%, 9/01/20                                       2,075         2,243,075
                                                                 --------------
                                                                  1,038,024,884
Colorado-0.0%
Denver City & Cnty
  Airport Rev Ser D AMT
  7.75%, 11/15/13                                         500           565,160

Florida-3.2%
Arborwood CDD
  Cap Impt Rev
  5.25%, 5/01/16                                        1,920         1,960,685
  Spl Assmt Centex Homes Proj Ser B-2
  5.10%, 5/01/16                                        1,000         1,009,090
Bartram Park CDD
  Spl Assmt
  4.875%, 5/01/15                                         850           860,404
Beacon Tradeport CDD
  Spl Assmt Industrial Proj Ser B
  7.125%, 5/01/22                                         860           920,940
Chapel Creek CDD
  Spl Assmt Series B
  15.20%, 5/01/11                                       1,590         1,594,309
Clearwater Cay CDD
  BANS
  5.375%, 12/01/06                                      1,500         1,500,360
Concorde Estates CDD
  Capital Impt Rev Ser B
  5.00%, 5/01/11                                          595           598,546
Dupree Lakes CDD
  5.00%, 11/01/10                                         585           584,111
Durbin Crossing CDD
  Spl Assmt Ser B-2
  4.875%, 11/01/10                                      2,140         2,136,298


24 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Fiddlers Creek CDD No. 2
  Spl Assmt Rev Ser B
  5.75%, 5/01/13                                  $     1,600    $    1,657,936
Fishhawk CDD No. 2
  Spl Assmt Ser B
  5.00%, 11/01/07                                          45            45,104
Gateway Svcs CDD
  Spl Assmt Sun City Center
  Fort Meyers Proj Ser B
  5.50%, 5/01/10                                          640           647,219
Lake Ashton II CDD
  Cap Impt Rev Ser B
  4.875%, 11/01/10                                        720           723,355
Lakewood Ranch Stewardship
  Lake Club Proj Ser B
  5.00%, 5/01/13(c)                                     1,200         1,200,000
Meadow Pointe III CDD
  Cap Impt Rev Ser 2004-1
  4.80%, 11/01/09                                       1,125         1,116,405
Miami Beach Hlth Facs Hosp Rev
  Ref Mt. Sinai Med Ctr
  6.75%, 11/15/24                                       2,400         2,701,872
Middle Village CDD
  Spl Assmt Ser B
  5.00%, 5/01/09                                          495           496,604
Monterra CDD
  Spl Assmt Ser B
  5.00%, 11/01/10                                       2,400         2,410,344
  5.125%, 11/01/14                                      1,185         1,209,589
Palm Glades CDD
  Spl Assmt Ser B
  4.85%, 8/01/11                                        1,000         1,006,080
Paseo CDD
  Cap Impt Rev Ser B
  4.875%, 5/01/10                                         875           869,452
  Spl Assmt
  5.00%, 2/01/11                                          890           883,272
Sandy Creek CDD
  Spl Assmt Ser B
  5.00%, 11/01/10                                       1,000         1,001,110
Shingle Creek CDD
  Spl Assmt
  5.75%, 5/01/15                                        3,000         3,069,870
Sterling Hill CDD
  Cap Impt Ser B
  5.50%, 11/01/10                                         645           651,914
Tern Bay CDD
  Cap Impt Rev Ser B
  5.00%, 5/01/15                                        1,050         1,066,978


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 25


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
The Quarry CDD
  Spl Assmt
  5.25%, 5/01/16                                   $    2,065    $    2,099,444
Venetian CDD
  Cap Impt Ser B
  5.95%, 5/01/12                                          255           265,634
Villasol CDD
  Spl Assmt Rev Ser B
  5.375%, 5/01/08                                         365           366,716
Vizcaya Kendall CDD
  BANS
  5.125%, 12/01/06                                      4,800         4,803,600
Waterford Estates CDD
  Ser B
  5.125%, 5/01/13                                       1,000         1,007,740
                                                                 --------------
                                                                     40,464,981
Guam-0.4%
Guam Wtrwrks Auth COP
  Prerefunded 7/01/10 @ 100
  5.18%, 7/01/15                                        2,554         2,659,291
Wtr & Wastewtr
  Sys Rev
  5.00%, 7/01/12                                        1,270         1,304,379
  5.50%, 7/01/16                                        1,500         1,598,970
                                                                 --------------
                                                                      5,562,640

Illinois-0.4%
Bolingbrook Sales Tax Rev
  Zero Coupon, 1/01/26                                  4,450         4,288,687
Pingree Grove Village Spl Svc Area No. 1
  Cambrdg Lakes Proj Ser 05-1
  5.25%, 3/01/15                                        1,113         1,123,529
                                                                 --------------
                                                                      5,412,216
Indiana-0.2%
South Bend Eco Dev Rev
  One Michiana Square Proj
  4.928%, 10/01/09(b)                                   3,100         2,957,307

Michigan-0.0%
Michigan State Strategic Fund SWDR
  Ltd. Oblig Waste Mgmnt
  3.00%, 12/01/13(b)                                      415           413,120

Nevada-0.5%
Clark Cnty
  Spl Impt Dist No. 142
  5.30%, 8/01/11                                        2,000         2,068,340
Henderson Local Impt Dist
  No. T-14
  3.75%, 3/01/07                                        1,625         1,623,537


26 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
  No. T-16
  4.75%, 3/01/13                                     $    325    $      327,932
Las Vegas Spl Impt Dist No. 607
  Local Impt Bds
  4.80%, 6/01/09                                        1,620         1,624,309
                                                                 --------------
                                                                      5,644,118
New York-2.1%
New York City
  Ser H
  5.00%, 8/01/10                                        2,160         2,262,319
New York City GO
  Ser G
  5.00%, 8/01/10-8/01/11                               20,630        21,761,793
  Ser H
  5.00%, 8/01/11                                        1,700         1,797,529
                                                                 --------------
                                                                     25,821,641
North Carolina-0.3%
North Carolina Eastern Mun Pwr Agy Pwr Sys Rev
  Ref Ser C
  5.30%, 1/01/15                                        3,580         3,822,366

Ohio-0.2%
Port Authority of Columbiana County SWFR
  Liberty Wste Transp LLC Proj Ser A AMT
  7.00%, 8/01/21                                        2,865         2,906,256

Pennsylvania-0.3%
Beaver County IDA PCR
  Cleveland Electric Proj
  3.75%, 10/01/30(b)                                    3,415         3,406,565

Puerto Rico-6.9%
Puerto Rico Commonwealth
  MBIA
  5.50%, 7/01/08                                        2,870         2,967,982
  Ref FGIC
  5.25%, 7/01/10                                        2,000         2,123,800
  Ref Pub Impt Ser A MBIA IBC
  5.50%, 7/01/15                                        5,380         6,101,619
  Ref Pub Impt Ser C
  5.00%, 7/01/18                                        6,010         6,127,015
  Ref Ser A
  5.00%, 7/01/30                                        3,215         3,351,477
Puerto Rico Commonwealth Govt Dev Bk
  Ser B
  5.00%, 12/01/11                                       1,000         1,051,380
Puerto Rico Hwy & Transp Auth Hwy Rev
  Ref Ser AA FSA
  5.00%, 7/01/26                                       31,030        32,569,708


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 27


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Puerto Rico Hwy & Transp Auth Transp Rev
  5.00%, 7/01/07                                   $    3,230    $    3,255,517
  Ser A AMBAC
  5.50%, 7/01/10                                          890           952,834
  Ser A AMBAC
  Escrowed to Maturity
  5.50%, 7/01/10                                        1,610         1,722,507
Puerto Rico Infrastructure Fin Auth
  5.50%, 7/01/15                                        4,155         4,695,732
Puerto Rico Mun Fin Agy
  Ref Ser C FSA
  5.00%, 8/01/13                                        5,820         6,319,880
  Ser A
  5.00%, 8/01/10                                        3,915         4,072,109
Puerto Rico Pub Bldg Auth Rev Gtd
  Govt Facs Ser C
  5.50%, 7/01/12                                        1,140         1,230,516
  Govt Facs Ser H FGIC
  5.25%, 7/01/14                                        3,080         3,411,747
  Ser L FSA
  5.60%, 7/01/08                                        2,500         2,589,525
Puerto Rico Pub Fin Corp.
  Commonwealth Appropriation
  Ser A MBIA
  5.25%, 8/01/29                                        4,365         4,693,422
                                                                 --------------
                                                                     87,236,770
South Carolina-0.2%
Lancaster Cnty Assmt Rev
  Edenmoor Impt Dist Ser B
  5.375%, 12/01/16                                      1,875         1,917,244

Texas-0.1%
Willacy Cnty Loc Govt Corp. Proj
  6.00%, 3/01/09                                          825           841,236

Trust Territories-0.2%
Northern Mariana Islands Commonwealth
  Ser A ACA
  6.00%, 6/01/14                                        2,830         3,041,599

Virginia-0.5%
Broad Str CDA
  7.125%, 6/01/15                                       1,190         1,308,691
Celebrate CDA Spl Assmt Rev
  Proj Ser B
  6.25%, 3/01/18                                        1,250         1,329,125
Louisa IDA PCR
  Elec & Pwr Co.
  5.25%, 12/01/08                                       3,295         3,333,617
                                                                 --------------
                                                                      5,971,433


28 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
West Virginia-0.2%
Putnam Cnty PCR
  Appalachian Pwr Co. Proj Ser E
  2.80%, 5/01/19                                   $    2,500    $    2,495,625

Total Municipal Bonds
  (cost $1,221,664,870)                                           1,237,239,884

Short-Term Municipal Notes-0.6%
California-0.6%
California Hsg Fin Agy
  Home Mtg Fin Agy Ser F AMBAC
  3.83%, 2/01/33(d)                                     2,700         2,700,000
  Home Mtg Ser B FSA
  3.86%, 8/01/33                                          500           500,000
  Home Mtg Ser F AMT
  3.85%, 2/01/41                                        4,300         4,300,000

Total Short-Term Municipal Notes
  (cost $7,500,000)                                                   7,500,000

Total Investments-98.8%
  (cost $1,229,164,870)(e)                                        1,244,739,884
Other assets less liabilities-1.2%                                   14,748,054

Net Assets-100%                                                  $1,259,487,938


INTEREST RATE SWAP TRANSACTIONS

                                                         Rate Type
                                                 -------------------------
                                                  Payments       Payments
                       Notional                    made by       received      Unrealized
    Swap                Amount      Termination    by the        by the       Appreciation/
Counterparty            (000)          Date       Portfolio     Portfolio    (Depreciation)
--------------------------------------------------------------------------------------------
Citigroup             $ 10,300        6/22/07        BMA*         2.962%        $(63,664)
Goldman Sachs            5,400        1/05/07        BMA*         3.405%          (6,459)
JP Morgan                9,800        4/05/07        BMA*         2.988%         (44,955)
JP Morgan                5,800       10/01/07        BMA*         3.635%           6,326
Merrill Lynch            6,000        7/12/08        BMA*         3.815%          39,795
Morgan Stanley           5,400       10/06/06        BMA*         3.217%          (5,055)

* Variable interest based on the BMA (Bond Market Association) Municipal Swap Index, which fluctuates weekly.

(a) Represents entire or partial position segregated as collateral for interest rate swaps.

(b)  Variable rate coupon, rate shown as of September 30, 2006.

(c)  When-issued security

(d) Represents entire or partial position as collateral for when issued security.

(e) At September 30, 2006, the cost basis for tax purposes was $1,229,164,870. Gross unrealized appreciation of investments was $19,550,543 and gross unrealized depreciation of investments was $3,975,529, resulting in net unrealized appreciation of $15,575,014 (excluding swap transactions).


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 29


Glossary of Terms:

ACA    - American Capital Access Financial Guaranty Corporation
AMBAC  - American Municipal Bond Assurance Corporation
AMT    - Alternative Minimum Tax--(subject to)
BANS   - Bond Anticipation Notes
BART   - Bay Area Rapid Transit
CDA    - Community Development Administration/Authority
CDD    - Community Development District
COP    - Certificate of Participation
CSUCI  - California State University Channel Islands
FGIC   - Financial Guaranty Insurance Company
FNMA   - Federal National Mortgage Association
FSA    - Financial Security Assurance, Inc.
GABS   - Grant Anticipation Bonds
GNMA   - Government National Mortgage Association
GO     - General Obligation
IBC    - International Bancshares Corporation
IDA    - Industrial Development Authority
MBIA   - Municipal Bond Investors Assurance
MFHR   - Multi-Family Housing Revenue
MSR    - Modesto Irrigation Dist. City of Santa Clara and City of Redding
MTA    - Metropolitan Transportation Authority
PCR    - Pollution Control Revenue
RADIAN - Radian Group, Inc.
SFMR   - Single-Family Mortgage Revenue
SWDR   - Solid Waste Disposal Revenue
SWFR   - Solid Waste Facility Revenue
SWR    - Solid Waste Revenue
XLCA   - XL Capital Assurance

See notes to financial statements.


30 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


INTERMEDIATE DIVERSIFIED PORTFOLIO
SCHEDULE OF INVESTMENTS
September 30, 2006
                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
MUNICIPAL BONDS-95.4%
Alabama-1.3%
Huntsville
  Ref Wts Ser A FSA
  5.40%, 2/01/10                                   $    1,185    $    1,251,597
Jefferson Cnty Ltd Oblig
  Sch Wts Ser A
  5.25%, 1/01/11                                        1,700         1,793,585
Jefferson Cnty Swr Rev
  Cap Impt Wts FGIC
  Prerefunded 8/01/12 @ 100
  5.00%, 2/01/41                                        7,725         8,271,621
  Cap Impt Wts Ser A FGIC
  Prerefunded 2/01/09 @ 101
  5.00%, 2/01/33                                        8,865         9,226,692
  Prerefunded 2/01/09 @ 101
  5.125%, 2/01/39                                       1,060         1,106,174
  Cap Impt Wts Ser D
  5.00%, 2/01/42                                        5,900         6,333,473
  Ref Ser B8 FSA
  5.25%, 2/01/10                                        2,000         2,103,080
  Ref Wts Ser A FGIC
  Prerefunded 2/01/07 @ 100
  5.375%, 2/01/27                                       1,780         1,790,413
  Ser A
  Prerefunded 2/01/09 @ 101
  5.75%, 2/01/38                                        4,290         4,541,094
Jefferson Cnty Wtr & Swr Rev
  Ser 02B FGIC
  5.00%, 2/01/41                                       11,920        12,795,762
                                                                 --------------
                                                                     49,213,491
Alaska-0.2%
Anchorage
  FGIC
  6.00%, 10/01/09                                       1,000         1,068,960
  Ref Ser B MBIA
  5.25%, 7/01/08                                        6,100         6,276,412
                                                                 --------------
                                                                      7,345,372
Arizona-2.0%
Arizona Sch Facs Brd Rev
  Ref State Sch Impt
  5.00%, 1/01/13                                        1,225         1,319,337
Arizona State Transp Brd Hwy Rev
  5.00%, 7/01/13-7/01/16(a)                            26,305        28,664,346
Arizona Tourism & Sports Auth Tax Rev
  Baseball Training Facs Proj
  5.00%, 7/01/15-7/01/16                                3,815         3,940,376


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 31


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Arizona Wtr Infra Fin Auth Rev
  Wtr Quality Ser A
  5.75%, 10/01/11                                  $    1,525    $    1,635,395
Dove Mountain Resort CFD Assmt Lien
  6.00%, 12/01/06                                         320           320,042
Maricopa Cnty IDA Multifamily Hsg Rev
  Steeplechase Apartments Proj Ser B AMT
  6.25%, 12/01/20                                       1,990         2,020,785
Maricopa Cnty Uni Sch Dist No. 48
  Ref Ser B FSA
  4.75%, 7/01/10                                        1,000         1,043,430
Mesa IDA Rev
  Discovery Hlth Sys Ser A MBIA
  Prerefunded 1/01/10 @ 101
  5.625%, 1/01/29                                       2,000         2,141,200
Mesa State & Highway Rev FSA
  Prerefunded 7/01/14 @ 100
  5.125%, 7/01/23                                       4,255         4,671,692
Phoenix Civic Impt Corp. Transit Excise
  Tax Rev Light Rail Proj AMBAC
  5.00%, 7/01/10-7/01/14                               15,455        16,500,615
Phoenix Civic Impt Corp. Wtr Sys Rev
  Jr Lien MBIA
  5.00%, 7/01/14                                        5,000         5,433,800
Pima Cnty IDA
  Horizon Cmnty Learning Center
  4.45%, 6/01/14                                        2,285         2,238,455
Salt River Agricultural Impt & Pwr Dist
  Pwr Dist Elec Sys
  Rev Ref Salt River Ser A
  5.00%, 1/01/09-1/01/10                                5,245         5,448,591
Vistancia CFD
  4.75%, 7/15/07                                          300           300,366
  5.00%, 7/15/08                                          400           401,864
  5.30%, 7/15/09                                          500           505,360
  5.55%, 7/15/10                                          500           509,670
Watson Road CFD Spl Assmt Rev
  4.85%, 7/01/10                                        1,210         1,216,074
                                                                 --------------
                                                                     78,311,398
California-6.4%
California Dept of Wtr Res
  Ser A
  5.50%, 5/01/08-5/01/09                               32,640        33,785,590
California Dept of Wtr Res Pwr Supply Rev
  Ser A MBIA
  5.25%, 5/01/09                                       32,445        33,895,616
  5.50%, 5/01/10                                        7,115         7,598,962


32 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
California Econ Rec Bds
  Ser A
  5.25%, 1/01/10-7/01/12                           $   34,820    $   37,224,972
  Ser A MBIA
  5.00%, 7/01/11                                        3,665         3,903,078
California State GO
  5.00%, 3/01/08-5/01/13                               37,330        39,634,267
  5.25%, 3/01/10                                        3,115         3,282,462
  6.00%, 2/01/11                                       15,760        17,254,836
  6.10%, 10/01/08                                       8,795         9,246,799
California Statewide CDA
  Kaiser Permanente Ser E
  3.875%, 4/01/32                                       6,650         6,655,387
  Kaiser Permanente Ser F
  2.30%, 4/01/33(b)                                    12,675        12,579,811
Fremont Uni Sch Dist Alameda Cnty
  Election 2002 Ser B FSA
  5.00%, 8/01/27                                        1,000         1,062,370
Fresno Uni Sch Dist
  Ref Ser A MBIA
  6.00%, 2/01/20                                        3,255         3,914,658
Golden State Tobacco Securitization Corp.
  Enhanced Asset Bkd B FGIC-TCRS
  5.375%, 6/01/28                                       2,595         2,756,928
  5.50%, 6/01/33                                        5,000         5,551,500
  Settlement Rev Enhanced Asset Bkd B
  FGIC-TCRS
  5.375%, 6/01/28                                      19,395        20,605,248
Imperial Redev Agy Allocation
  Redev Proj Sub Nts
  4.50%, 12/01/11                                       1,100         1,101,639
Los Angeles Uni Sch Dist
  Ser A FSA
  5.25%, 7/01/20                                        1,785         1,933,137
Sacramento City Fin Auth
  Lease Rev Ser B
  5.40%, 11/01/20                                       1,000         1,109,910
Sacramento Mun Util Dist
  Ser G MBIA
  6.50%, 9/01/13                                        1,035         1,168,184
                                                                 --------------
                                                                    244,265,354

Colorado-1.9%
Colorado Dept of Transp Rev
  AMBAC
  Prerefunded 6/15/10 @ 100.5
  6.00%, 6/15/15                                        3,000         3,266,640
  Notes Ser B
  5.50%, 6/15/13                                        1,375         1,523,995
  Ref Transp Rev Antic Notes Ser B
  5.00%, 12/15/13                                       9,100         9,847,019


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 33


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Municipal Sub-Dist Wtr Conservancy Dist Rev
  Ser F AMBAC
  6.50%, 12/01/12                                  $    3,500    $    3,586,310
PV Wtr & San Met Dist
  Cap Appreciation
  Zero Coupon, 12/15/17                                18,201         9,475,986
Regional Transp Dist COP
  Transit Vehicles Ser A Remarketed AMBAC
  2.30%, 12/01/22(b)                                   36,775        36,376,359
Todd Creek Farms Met
  Dist No. 1 Wtr Rev Ref & Impt
  4.75%, 12/01/09                                       4,190         4,210,489
Weld Cnty
  Sch Dist No. 6 Greeley FSA
  5.25%, 12/01/17                                       2,405         2,594,875
                                                                 --------------
                                                                     70,881,673

Connecticut-1.1%
Connecticut State
  Escrowed to Maturity
  5.50%, 12/01/07                                          10            10,222
  Ser B MBIA
  5.00%, 12/01/13                                       8,615         9,358,388
  Ser D
  5.00%, 11/15/13                                       5,700         6,189,231
  Ser D MBIA
  5.00%, 12/01/12                                       5,750         6,200,685
Connecticut State Hlth & Ed Facs Auth Rev
  Hosp for Spl Care Ser B
  5.125%, 7/01/07                                         365           367,150
Connecticut State Res Recov Auth
  Mid-Connecticut Sys Ser A MBIA
  Prerefunded 11/15/08 @ 100
  5.375%, 11/15/09-11/15/10                             4,665         4,842,504
  Prerefunded 11/15/06 @ 102
  5.375%, 11/15/09                                      3,495         3,572,170
  Prerefunded 11/15/06 @ 102
  5.75%, 11/15/07                                       2,115         2,167,156
  Ser A MBIA
  5.375%, 11/15/10                                        925           945,267
  Unrefunded Balance Mid-Connecticut Sys
  Ser A MBIA
  5.375%, 11/15/09                                        915           935,075
Connecticut State Spl Tax Oblig
  Ser A
  5.25%, 9/01/07                                        1,095         1,111,359
  Ser B
  6.15%, 9/01/09                                        1,000         1,071,210
Mashantucket Western Pequot Tribe
  Spl Rev Sub Ser B
  5.55%, 9/01/08(c)                                     1,700         1,757,681


34 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Univ of Connecticut
  Ref Student Fee Rev Ser A FGIC
  5.25%, 11/15/17                                  $    3,065    $    3,345,447
                                                                 --------------
                                                                     41,873,545

Delaware-0.1%
Delaware Transp Auth Transp Sys Rev
  Senior MBIA
  5.00%, 7/01/11                                        3,680         3,905,842

District of Columbia-0.4%
District of Columbia
  2001 Ser B FSA
  5.50%, 6/01/09                                        2,100         2,200,716
  COP AMBAC
  5.25%, 1/01/08                                        1,000         1,019,930
  Ref Ser B-1 AMBAC
  5.50%, 6/01/08                                        8,510         8,771,768
  Ser B FSA
  Escrowed to Maturity
  5.50%, 6/01/09                                          175           183,711
District of Columbia Hsg Fin Agy
  Single-Family FNMA & GNMA Mortgage Rev
  Ser A AMT
  6.25%, 12/01/28                                       1,020         1,051,498
District of Columbia Wtr & Swr Auth Pub Util Rev
  FSA
  6.00%, 10/01/16                                       1,635         1,924,280
                                                                 --------------
                                                                     15,151,903

Florida-7.7%
Amelia Walk CDD Spl Assmt
  Ser B
  5.20%, 5/01/14                                        2,160         2,204,712
Arborwood CDD
  Cap Impt Rev
  5.25%, 5/01/16                                        5,870         5,994,385
  Cap Impt Rev Centex Homes Proj Ser A-2
  5.25%, 5/01/36                                        3,500         3,557,645
  Spl Assmt Centex Homes Proj Ser B-2
  5.10%, 5/01/16                                        2,500         2,522,725
Baywinds CDD
  Ser B
  4.90%, 5/01/12                                        1,500         1,514,430
Beacon Tradeport CDD
  Spl Assmt Industrial Proj Ser B
  7.125%, 5/01/22                                       2,715         2,907,385
Belmont CDD Cap Impt Rev
  Ser B
  5.125%, 11/01/14                                      2,500         2,543,500
Bonita Springs Vasari CDD
  Capital Impt Rev Ser B
  6.20%, 5/01/09                                        1,030         1,030,886


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 35


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Bonnet Creek Resort CDD
  Spl Assmt
  7.125%, 5/01/12                                  $    2,000    $    2,185,120
Broward Cnty
  Ref Ser B
  5.00%, 1/01/09                                        2,585         2,666,634
Broward Cnty Arpt Sys Rev
  Ser E MBIA AMT
  5.25%, 10/01/10                                       2,065         2,141,467
Chapel Creek CDD
  Spl Assmt Ser B
  5.25%, 5/01/15                                        3,660         3,683,387
Clearwater Cay CDD
  BANS
  5.375%, 12/01/06                                      3,300         3,300,792
Dade Cnty Sch Dist
  Remarketed MBIA
  5.00%, 8/01/12                                        8,060         8,647,816
Dupree Lakes CDD
  5.00%, 11/01/10                                         465           464,293
East Homestead CDD Spl Assmt Rev
  Ser B
  5.00%, 5/01/11                                        1,980         2,001,285
Florida State Brd of Ed
  Pub Ed Ser A
  5.00%, 6/01/12                                        5,305         5,681,920
  Pub Ed Ser G
  5.25%, 6/01/11                                        2,075         2,223,280
  Ref Cap Outlay Ser B
  5.00%, 6/01/13                                        5,000         5,392,500
  Ref Cap Outlay Ser D
  5.00%, 6/01/12                                        4,610         4,937,540
  Ser A
  5.00%, 1/01/13                                       14,745        15,846,304
  Ser B
  5.00%, 1/01/12                                        9,755        10,401,561
  Ser C MBIA
  5.25%, 1/01/11                                        4,600         4,901,438
Florida State Brd of Ed Capital Outlay
  Escrowed to Maturity
  9.125%, 6/01/14                                         150           200,111
  Pub Ed Ser B
  5.00%, 6/01/07                                        1,455         1,469,012
  Unrefunded Balance
  9.125%, 6/01/14                                         990         1,200,870
Florida State Dept of Environmental Protection
  Preservation Rev
  Florida Forever Ser A FGIC
  5.00%, 7/01/18                                        3,435         3,683,385
Florida State Tpk Auth
  Rev Ref FSA
  5.00%, 7/01/12                                        6,205         6,651,636


36 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Gateway Svcs CDD Spl Assmt
  Stoneybrook Proj
  5.50%, 7/01/08                                   $      655    $      658,530
Greyhawk Landing CDD
  Spl Assmt Rev Ser B
  6.25%, 5/01/09                                          310           314,086
Hammock Bay CDD
  Spl Assmt Ser B
  5.375%, 5/01/11                                       2,190         2,217,375
Harbor Bay CDD Cap Impt Rev
  Ser B
  6.35%, 5/01/10                                        1,065         1,080,261
Heritage Harbour South CDD
  Spl Assmt Rev Cap Impt Ser B
  5.40%, 11/01/08                                         190           191,053
Heritage Isles CDD
  Spl Assmt Ser B
  5.00%, 11/01/09                                         245           245,578
Huntington CDD
  Spl Assmt Ser B
  5.00%, 5/01/09                                          940           937,941
Lake Ashton II CDD
  Cap Impt Rev Ser B
  4.875%, 11/01/10                                      2,000         2,009,320
Lakewood Ranch Stewardship
  Lake Club Proj Ser B
  5.00%, 5/01/13(a)                                       550           550,000
Landmark at Doral CDD
  Ser B
  5.20%, 5/01/15(a)                                     4,535         4,541,213
Live Oak CDD
  No. 001 Spl Assmt Ser B
  5.30%, 5/01/08                                           95            95,446
  No. 002 Spl Assmt Ser B
  5.00%, 11/01/09                                       2,155         2,156,616
Meadow Pointe III CDD
  Cap Impts Rev Ser B
  5.00%, 5/01/09                                          710           709,851
Meadow Pointe IV CDD
  Florida Cap Impt Rev Ser B
  5.125%, 11/01/07                                        605           605,938
Meadow Woods CDD
  Spl Assmt Ser B
  5.25%, 5/01/11                                        1,730         1,733,270
Miami Beach Hlth Facs Hosp Rev
  Ref Mt. Sinai Med Ctr
  6.75%, 11/15/24                                       6,990         7,869,202
Miami Dade Cnty Sch Dist
  Ref MBIA
  4.75%, 7/15/10(a)                                    11,215        11,650,366


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 37


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Middle Village CDD Spl Assmt
  Ser C
  5.125%, 5/01/09                                  $      940    $      943,036
Midtown Miami CDD
  Spl Assmt Ser A
  6.00%, 5/01/24                                        4,300         4,679,045
Miromar Lakes CDD Cap Impt Rev
  Ser B
  7.25%, 5/01/12                                        2,240         2,363,110
Montecito CDD
  Spl Assmt Ser B
  5.10%, 5/01/13                                        5,565         5,608,129
Monterra CDD
  Spl Assmt Ser B
  5.00%, 11/01/10                                       6,760         6,789,136
  5.125%, 11/01/14                                      9,455         9,651,191
Narcoossee CDD
  Spl Assmt Ser B
  5.75%, 5/01/08                                          175           175,826
Orange Cnty Sales Tax Rev
  Ser A FGIC
  5.125%, 1/01/22                                      15,620        16,661,229
Orlando Waste Wtr Sys Rev
  Ser A CPI Bd
  6.475%, 10/01/06(b)                                   2,165         2,165,000
  6.495%, 10/01/07(b)                                   1,790         1,796,909
  Ser A CPI Bd
  Mandatory Put 10/01/07
  6.495%, 10/01/15(b)                                   6,070         6,099,500
Overoaks CDD
  Capital Impt Rev Ser B
  5.125%, 5/01/09                                       3,365         3,388,151
Palm Beach Cnty Solid Waste Auth
  Ser A AMBAC
  Escrowed to Maturity
  6.00%, 10/01/09                                       4,305         4,593,736
Palm Glades CDD
  Spl Assmt Ser B
  4.85%, 8/01/11                                        2,745         2,761,690
Parkway Center CDD
  Spl Assmt Ref Ser B
  5.625%, 5/01/14                                       5,385         5,499,216
Paseo CDD
  Cap Impt Rev Ser B
  4.875%, 5/01/10                                       5,410         5,375,701
  Spl Assmt
  5.00%, 2/01/11                                        2,705         2,684,550
Reunion East CDD
  Spl Assmt Ser B
  5.90%, 11/01/07                                         290           290,882


38 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Saddlebrook CDD
  Spl Assmt Ser B
  6.25%, 5/01/09                                      $    20    $       20,379
Sandy Creek CDD
  Spl Assmt Ser B
  5.00%, 11/01/10                                       1,920         1,922,131
Sarasota Cnty Util Sys Rev
  Ref Ser C FGIC
  5.25%, 10/01/21                                       2,000         2,152,980
Seven Oaks CDD II
  Spl Assmt Rev Ser B
  5.00%, 5/01/09                                        2,340         2,347,699
Shingle Creek CDD
  Spl Assmt
  5.75%, 5/01/15                                        4,885         4,998,772
South Bay CDD
  Cap Impt Rev Ser B-1
  5.125%, 11/01/09                                      1,140         1,146,384
  Cap Impt Rev Ser B-2
  5.375%, 5/01/13                                       2,900         2,956,202
Stoneybrook CDD
  Cap Impt Rev Ser B
  5.70%, 5/01/08                                          110           110,516
Sunrise Util Sys Rev
  AMBAC
  5.50%, 10/01/13                                       2,445         2,696,517
Tampa Hillsborough Cnty Express Parkway
  AMBAC
  5.00%, 7/01/12                                        8,575         9,192,228
Tampa Occupational License Tax
  Ref Ser A FGIC
  5.375%, 10/01/17-10/01/18                             8,110         8,822,267
Tampa Wtr & Swr Rev
  Ref Ser A
  5.25%, 10/01/18                                       1,160         1,253,125
Tern Bay CDD
  Cap Impt Rev Ser B
  5.00%, 5/01/15                                        2,665         2,708,093
The Quarry CDD
  Spl Assmt
  5.25%, 5/01/16                                        1,050         1,067,514
  Spl Assmt Ser A-2
  5.25%, 5/01/36                                        8,595         8,728,996
Venetian CDD
  Cap Impt Ser B
  5.95%, 5/01/12                                          480           500,016
Verano Center CDD
  Cmnty Infrastructure Proj Ser B
  5.00%, 11/01/13                                       3,300         3,315,081
  Dist No. 1 Infrastructure Proj Ser B
  5.00%, 11/01/12                                       2,320         2,319,884


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 39


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Villages of Westport CDD
  Cap Impt Rev Ser A
  5.125%, 5/01/15                                 $     2,520    $    2,547,972
Waterchase CDD
  Cap Impt Rev Ser B
  5.90%, 5/01/08                                           95            95,445
Waterford Estates CDD
  Ser B
  5.125%, 5/01/13                                       2,000         2,015,480
Westchester CDD No.1
  Spl Assmt
  6.00%, 5/01/23                                        4,840         5,136,063
                                                                 --------------
                                                                    295,101,846

Georgia-0.9%
Cobb Cnty Dev Auth SWDR
  Georgia Wste Mgmt Proj Ser A
  3.10%, 4/01/33(b)                                     1,895         1,886,150
Georgia State
  Ser A
  6.25%, 4/01/08                                        2,600         2,703,792
  Ser B
  6.00%, 3/01/12                                        1,000         1,121,130
  Ser C
  6.25%, 8/01/10                                        1,490         1,636,527
  Ser D
  6.70%, 8/01/08                                        1,770         1,869,828
Metropolitan Atlanta Rapid Transit Auth
  Ref Third Indenture Ser A
  5.00%, 7/01/13                                        9,820        10,617,580
  Sales Tax Rev Ref Third Indenture Ser A FGIC
  5.00%, 7/01/12                                        1,700         1,824,185
  Sales Tax Rev Second Indenture Ser B MBIA
  5.10%, 7/01/20                                       11,000        11,399,740
Municipal Elec Auth
  Unrefunded Balance Combustion Turbine Proj
  Ser A MBIA
  5.25%, 11/01/21                                       3,000         3,230,160
                                                                 --------------
                                                                     36,289,092

Guam-0.3%
Guam Wtrwrks Auth COP
  Prerefunded 7/01/10 @ 100
  5.18%, 7/01/15                                        7,718         8,034,784
Guam Wtrwrks Auth Wtr & Wastewtr Sys Rev
  5.00%, 7/01/10-7/01/13                                3,385         3,465,033
                                                                 --------------
                                                                     11,499,817

Hawaii-3.0%
Hawaii State
  Ref Ser DG AMBAC
  5.00%, 7/01/11-7/01/14                               95,620       103,357,659


40 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
  Ser CN FGIC
  Escrowed To Maturity
  6.00%, 3/01/09                                     $    105    $      110,959
  Ser CX FSA
  Prerefunded 2/01/12 @ 100
  5.50%, 2/01/17-2/01/21                                5,480         5,963,726
  Unrefunded Balance Ser CN FGIC
  6.00%, 3/01/09                                        2,560         2,704,666
  Unrefunded Balance Ser CX FSA
  5.50%, 2/01/17                                        4,055         4,397,526
                                                                 --------------
                                                                    116,534,536
Illinois-4.6%
Bolingbrook Sales Tax Rev
  5.75%, 1/01/15                                        4,000         3,827,400
Chicago
  GO FGIC
  Escrowed to Maturity
  5.50%, 1/01/07                                        4,775         4,797,681
  Kingsbury Redev Proj Ser A
  6.57%, 2/15/13                                        2,000         2,062,060
  Ref Ser A FSA
  5.00%, 1/01/12                                        5,760         6,124,781
  Ser A FGIC
  Prerefunded 7/01/10 @ 101
  6.75%, 1/01/35                                        2,310         2,583,504
Chicago Brd of Ed
  Lease Certificates Ser A MBIA
  6.25%, 1/01/11                                        1,760         1,939,643
Chicago Hsg Auth Capital Program Rev
  5.00%, 7/01/07                                        3,100         3,133,139
Chicago O'Hare Int'l Arpt Rev
  General Arpt Second Lien Ser A AMBAC
  Escrowed to Maturity
  6.00%, 1/01/07                                        4,250         4,273,672
  Second Lien-Ser C MBIA
  5.00%, 1/01/10                                        1,890         1,970,174
  5.75%, 1/01/09                                        1,675         1,752,519
  Unrefunded General Arpt Second Lien
  Ser A AMBAC
  6.00%, 1/01/07                                        1,860         1,870,267
Chicago Park Dist Harbor Facs Rev
  Prerefunded 1/01/11 @ 100
  5.875%, 1/01/13-1/01/15                               5,735         6,229,529
Chicago Pub Bldg Commission Bldg Rev
  Chicago Park Dist
  Ser A FGIC
  5.375%, 1/01/13                                       2,510         2,628,146
  Chicago Transit Auth AMBAC
  5.00%, 3/01/09                                        1,180         1,218,291
  5.25%, 3/01/21                                        4,000         4,298,760


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 41


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Chicago Sales Tax Rev FSA
  5.00%, 1/01/16                                   $    5,000    $    5,426,950
Chicago SFMR
  Ser A FNMA GNMA
  6.35%, 10/01/30                                         135           142,154
Chicago Transit Auth Capital Grant Receipts Rev
  Federal Transit Administration Section 5307
  Ser A AMBAC
  5.25%, 6/01/10                                        4,570         4,826,057
  Federal Transit Administration Section 5307
  Ser B AMBAC
  5.00%, 6/01/09                                        2,000         2,071,320
Cook Cnty
  MBIA
  Escrowed to Maturity
  7.25%, 11/01/07                                         690           695,741
Cortland Spl Tax Rev
  Sheaffer Sys Proj
  5.50%, 3/01/17                                        5,170         5,220,976
Du Page Cnty
  Jail Proj
  5.60%, 1/01/21                                        6,735         7,653,856
  Stormwater Proj
  5.60%, 1/01/21                                        1,920         2,181,946
  Wtr Commission Ref
  5.25%, 3/01/09-3/01/10                               11,910        12,442,502
Illinois Dev Fin Auth
  Adventist Hlth Sys Ser B CPI Bd MBIA
  4.482%, 1/01/19(b)                                    5,730         6,322,310
Illinois Ed Facs Auth Rev
  Loyola Univ Chicago Ser A
  Escrowed to Maturity
  7.00%, 7/01/07                                          515           528,158
Illinois State Dedicated Tax Rev Civic Ctr
  AMBAC
  6.25%, 12/15/20                                       3,135         3,723,910
Illinois State GO
  First Ser MBIA
  5.25%, 4/01/11-10/01/21                               8,275         8,851,401
  Prerefunded 12/01/10 @ 100
  5.75%, 12/01/13                                       2,390         2,592,457
  Property Tax AMBAC
  5.00%, 11/01/14                                       2,230         2,425,839
  Ref First Ser FSA
  5.25%, 4/01/09                                        1,045         1,087,511
  Ser A FSA-CR
  5.25%, 10/01/13                                       7,785         8,532,438
  Ser April 2005
  5.00%, 4/01/14                                        5,000         5,418,500
  Ser April 2005 AMBAC
  5.00%, 4/01/11                                        1,470         1,555,892


42 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
  Ser B MBIA IBC
  5.00%, 3/01/15                                   $    5,000    $    5,397,500
  Ser June 2006 Ref
  5.00%, 1/01/13                                        1,510         1,618,433
  Ser September 2005 FSA
  5.00%, 9/01/14                                        5,550         6,032,683
Illinois State Sales Tax Rev
  Ser Q
  6.00%, 6/15/12                                        3,225         3,519,120
  Ser U
  5.00%, 6/15/09                                        1,150         1,150,437
McLean Cnty Pub Bldg Commission
  7.25%, 11/01/07                                       2,000         2,077,520
Metropolitan Pier & Exposition Auth
  Dedicated State Tax Rev
  McCormick Place Ser A MBIA
  5.25%, 6/15/09                                        7,000         7,306,810
Pingree Grove Village Spl Svc Area No. 1
  Cambrdg Lakes Proj Ser 05-1
  5.25%, 3/01/15                                        2,453         2,476,205
Regional Transp Auth
  Ref Ser B FGIC
  5.50%, 6/01/17                                        1,025         1,168,767
  Ser A MBIA
  5.00%, 7/01/16(a)                                     5,285         5,774,550
  Ser C FGIC
  7.75%, 6/01/20                                        1,005         1,353,303
Sangamon Cnty Sch Dist No. 186
  FGIC
  5.55%, 1/01/08                                        1,465         1,471,695
St. Clair Cnty
  FGIC
  5.625%, 10/01/13                                      3,410         3,665,477
Univ of Illinois COP
  Ser A AMBAC
  Prerefunded 8/15/11 @ 100
  5.50%, 8/15/18                                        2,340         2,541,006
                                                                 --------------
                                                                    175,962,990

Indiana-1.3%
Allen Cnty Juvenile Justice Ctr
  First Mortgage Rev AMBAC
  5.50%, 1/01/18                                        1,575         1,720,278
Dyer Redev Auth Eco Dev Lease
  6.55%, 7/15/20                                        2,720         2,957,211
  6.875%, 7/15/14                                       1,755         1,923,024
Indiana Bd Bank Rev
  Ser B
  5.00%, 2/01/08                                        2,000         2,038,160
Indiana Hth Fac Fin Auth
  Ascension Hlth Subordinated Credit Ser A
  5.00%, 5/01/07                                        3,455         3,481,984


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 43


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Indiana State Fin Auth Rev
  St Revolving PG Ser A
  5.00%, 2/01/14                                   $    4,255    $    4,606,888
  St Revolving Prog Ser A
  5.00%, 2/01/13-2/01/14                                7,860         8,493,659
Indiana State Transp Fin Auth
  Arpt Facs Lease RevSer A AMBAC
  6.00%, 11/01/09                                       1,370         1,468,161
Indianapolis Gas Util Rev
  Ref Distribution Sys Ser A AMBAC
  5.75%, 8/15/08                                        2,275         2,363,975
Indianapolis Local Pub Impt Bd Bank
  Ser B
  5.00%, 2/01/10                                        1,020         1,035,065
  6.00%, 1/10/13                                        5,325         5,786,997
  WtrWks Proj Ser A MBIA
  5.25%, 7/01/33                                       10,855        11,781,800
Indianapolis Res Recov Rev
  Ogden Martin Sys Inc. Proj AMBAC
  6.75%, 12/01/08                                       2,750         2,894,210
Ivy Tech State College
  Student Fee Ser G AMBAC
  5.00%, 7/01/08                                        1,000         1,024,230
                                                                 --------------
                                                                     51,575,642

Kansas-0.6%
Kansas State Dept Transp Hwy
  Ref Ser A
  5.00%, 9/01/11                                        5,645         6,010,570
Munimae Trust
  Certificate Class A-5 FHLMC
  4.80%, 7/14/26                                        2,125         2,124,660
Sedgwick & Shawnee Counties
  Single-Family Rev GNMA
  Mortgage-Backed Securities Program
  Ser A-1 AMT
  6.50%, 12/01/22(b)                                      315           328,488
Wyandotte Cnty Kansas City
  Ref Ser 2004 AMBAC
  5.65%, 9/01/13-9/01/14                               11,960        13,423,499
Wyandotte Cnty Kansas City Uni Govt
  Spl Oblig Rev
  Ref Sales Tax 2nd Lien Area Ser B
  4.75%, 12/01/16                                       1,565         1,615,409
                                                                 --------------
                                                                     23,502,626

Kentucky-0.0%
Kentucky Eco Dev Fin Auth Rev
  Catholic Hlth Initiatives Ser A
  5.375%, 12/01/11                                      1,240         1,284,714


44 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Louisiana-0.8%
Jefferson Parish Home Mortgage Rev
  FNMA & GNMA Mortgage-Backed Securities
  Ser C-1 AMT
  5.40%, 12/01/24                                  $      380    $      382,953
Louisiana Local Govt
  Env Facs & Cmnty Dev Auth Rev Air Cargo
  6.65%, 1/01/25                                          830           882,099
Louisiana State
  Ser C FSA
  5.00%, 5/01/13                                       14,960        16,040,261
Louisiana State Citizens Property Insurance Corp.
  Assmt Rev Ser B
  5.25%, 6/01/14                                        1,650         1,805,298
Louisiana State Office Facs Corp. Lease Rev
  Capitol Complex Program Ser A MBIA
  5.50%, 3/01/11                                        2,000         2,105,200
New Orleans
  Ref MBIA
  5.25%, 12/01/20                                       5,845         6,335,045
Terrebonne Parish Wtrwrks Dist No. 001 Wtr Rev
  Wtr Rev Ser A AMBAC
  5.25%, 11/01/23                                       2,000         2,156,240
                                                                 --------------
                                                                     29,707,096

Maryland-2.5%
Maryland State
  Ref State & Local Facs Loan First Ser B
  5.25%, 2/15/12                                       50,285        54,552,185
  State & Local Facs Loan First Ser
  5.00%, 8/01/11                                       11,360        12,115,099
Montgomery Cnty
  Pub Impt Ser A
  5.00%, 2/01/16                                        2,965         3,194,876
Tax Exempt Muni Infrastructure
  Certificates Ser 2004C Class A
  4.05%, 11/01/08(c)                                    5,574         5,454,605
Tax Exempt Muni Infrastructure
  Ser 04A
  3.80%, 5/01/08(c)                                    18,816        18,699,153
                                                                 --------------
                                                                     94,015,918

Massachusetts-7.1%
Haverhill
  GO FGIC
  6.00%, 6/15/08                                        1,095         1,124,543
Massachusetts Bay Transp Auth
  Ref Ser A MBIA
  7.00%, 3/01/10                                        9,615        10,647,843
  Sales Tax Rev Ref Senior Ser B
  5.00%, 7/01/11                                        2,385         2,527,098


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 45


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
  Sales Tax Rev Ser A
  Prerefunded 7/01/12 @ 100
  5.25%, 7/01/20                                   $    3,600    $    3,897,684
  Ser A
  5.50%, 3/01/12                                        3,780         4,014,020
  5.75%, 3/01/10                                        2,255         2,408,385
Massachusetts Port Auth Rev
  Ser B FSA
  5.50%, 7/01/09                                        1,780         1,858,907
Massachusetts State
  Consolidated Loan Ser A
  5.00%, 8/01/12                                        9,640        10,301,208
  6.00%, 2/01/10                                        6,315         6,783,510
  Consolidated Loan Ser B
  5.00%, 8/01/12                                       17,400        18,593,466
  Prerefunded 6/01/10 @ 100
  5.70%, 6/01/19                                        3,480         3,735,641
  Consolidated Loan Ser C
  5.00%, 5/01/12                                        8,015         8,543,669
  5.25%, 12/01/08                                       5,285         5,473,199
  Prerefunded 8/01/08 @ 101
  5.25%, 8/01/11                                        2,785         2,894,423
  Prerefunded 12/01/11 @ 100
  5.375%, 12/01/18                                     11,870        12,818,413
  5.50%, 12/01/11                                       2,060         2,238,623
  Prerefunded 10/01/10 @ 100
  5.75%, 10/01/14                                       3,325         3,589,869
  Consolidated Loan Ser C FGIC
  5.50%, 11/01/13-11/01/14                             38,880        43,492,244
  Consolidated Loan Ser D
  5.00%, 5/01/14                                       10,340        11,185,192
  Prerefunded 8/01/12 @ 100
  5.375%, 8/01/22                                         110           119,931
  5.50%, 11/01/12                                      20,050        22,065,626
  Consolidated Loan Ser D MBIA
  Prerefunded 8/01/12 @ 100
  5.375%, 8/01/22                                       2,495         2,720,249
  Consolidated Loan Ser E
  5.50%, 1/01/09                                        3,890         4,050,968
  Ref Ser A
  5.50%, 1/01/10-2/01/10                               44,670        47,330,349
  Ref Ser A MBIA
  5.50%, 2/01/11                                        5,555         5,978,569
  Ser A
  5.50%, 1/01/11                                        1,255         1,346,414
  Wtr Poll Abatement Ser B
  Escrowed to Maturity
  5.25%, 8/01/14                                          950         1,051,925
Massachusetts State Hlth & Ed Facs Auth Rev
  Harvard Univ Ser N
  6.25%, 4/01/20                                        2,820         3,510,110


46 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
  New England Med Ctr Hosp Ser H FGIC
  5.00%, 5/15/07-5/15/08                           $    2,000    $    2,029,860
Massachusetts Wtr Poll Abatement Trust
  New Bedford Program Ser A
  5.125%, 2/01/16                                       3,460         3,603,625
  Pool Program Bds Ser 7
  5.25%, 2/01/10                                        2,200         2,316,204
  Ser B
  5.25%, 8/01/14                                           55            60,901
University of Massachusetts Bldg Auth
  Ref Senior Ser 2 AMBAC
  5.00%, 11/01/18                                      18,690        20,203,516
                                                                 --------------
                                                                    272,516,184

Michigan-2.0%
Berkley City Sch Dist
  FGIC
  7.00%, 1/01/08                                        1,000         1,041,840
Detroit City Sch Dist
  Sch Bldg & Site Impt Ser A
  FGIC Q-SBLF
  Prerefunded 5/01/13 @ 100
  5.00%, 5/01/32                                        1,295         1,398,704
  Ser A AMBAC
  6.50%, 5/01/10                                        1,065         1,166,952
Detroit Sewage Disposal Rev
  Ser A
  Prerefunded 1/01/10 @ 101
  6.00%, 7/01/29                                        3,105         3,359,548
  Ser B MBIA
  6.00%, 7/01/10                                        2,510         2,720,790
Detroit Wtr Supply Sys Rev
  Senior Lien Ser A FGIC
  Prerefunded 1/01/10 @ 101
  5.875%, 7/01/22                                       3,475         3,752,236
Grand Rapids Wtr Supply Sys Rev
  FGIC
  5.75%, 1/01/12                                        2,100         2,277,723
Lansing Cmnty College
  FGIC
  5.50%, 5/01/16                                        3,515         3,851,385
Michigan Mun Bd Auth Rev
  Clean Wtr State Revolving Fund
  5.25%, 10/01/19                                       4,500         4,851,720
  5.50%, 10/01/13                                       1,850         2,053,500
  Prerefunded 10/01/09 @ 101
  5.625%, 10/01/11                                      1,270         1,356,716
  Prerefunded 10/01/09 @ 101
  5.75%, 10/01/14                                       3,745         4,013,891
  Ref Sch Loan Ser A
  5.25%, 12/01/10                                       5,215         5,533,949


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 47


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Michigan Pub Pwr Agy
  Ref Belle River Proj Ser A MBIA
  5.25%, 1/01/10                                   $    9,065    $    9,526,771
Michigan State Comprehensive Transp
  Ser B FSA
  5.00%, 5/15/07                                        1,000         1,008,930
Michigan State COP
  New Ctr Dev Inc. MBIA
  5.375%, 9/01/19                                       4,775         5,161,966
Michigan State Trunk Line
  FGIC
  5.00%, 11/01/12                                       4,130         4,438,222
  Ref Ser B
  5.00%, 9/01/13                                        2,055         2,220,386
  Ref Ser B FSA
  5.00%, 9/01/11                                        5,000         5,314,500
  Ser 2006 FGIC
  5.25%, 11/01/13                                       5,000         5,484,950
  Ser A FSA
  Prerefunded 11/01/11 @ 100
  5.50%, 11/01/18                                       1,110         1,206,459
Walled Lake Consolidated Sch Dist
  MBIA
  6.00%, 5/01/07                                        2,000         2,028,040
  Q-SBLF
  5.75%, 5/01/13                                        2,000         2,143,660
Wayne Cnty Cmnty College
  Cmnty College Impt FGIC
  5.00%, 7/01/08                                        1,925         1,971,970
                                                                 --------------
                                                                     77,884,808

Minnesota-0.4%
Minnesota Pub Facs Auth Wtr & Pwr
  Ref Ser D
  5.00%, 3/01/13                                        1,145         1,235,295
Minnesota Public Fac Auth Wtr PCR
  Ref Ser D
  5.00%, 3/01/11                                        5,155         5,459,558
Minnesota State Hsg Fin Agy
  Residential Hsg Ser L-2
  2.35%, 1/01/31                                        2,420         2,413,030
Minnesota State Mun Pwr Agy Elec Rev
  4.50%, 10/01/12                                       2,395         2,494,512
Saint Paul Hsg & Redev Auth Hosp Rev
  Healtheast Proj
  5.15%, 11/15/20                                       2,770         2,862,795
  5.75%, 11/15/21                                       1,750         1,881,810
                                                                 --------------
                                                                     16,347,000


48 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Missouri-0.4%
Jackson Cnty Pub Bldg Corp. Leasehold Rev
  Capital Impts Proj
  5.00%, 12/01/25                                $      1,955    $    2,050,971
Kansas City Mun Assistance Corp Rev
  Leasehold Ref & Impt Ser A
  5.00%, 4/15/13                                        7,215         7,776,327
Missouri State Hsg Dev Commission
  FNMA & GNMA Mortgage Rev Single-Family
  Ser B-2 AMT
  6.40%, 9/01/29                                          440           456,095
Saint Louis Arpt Rev
  Arpt Dev Program Ser A MBIA
  Prerefunded 7/01/11 @ 100
  5.625%, 7/01/18-7/01/19                               4,895         5,332,173
                                                                 --------------
                                                                     15,615,566

Nebraska-0.3%
Nebraska Pub Pwr Dist Rev
  General Ser B MBIA
  5.00%, 1/01/11                                       10,755        11,337,491

Nevada-1.9%
Clark Cnty
  Ref Transp Ser A FSA
  5.00%, 6/01/12                                        8,695         9,285,217
  Ref Transp Ser B FSA
  5.00%, 6/01/12                                        6,955         7,427,105
  Ser A AMBAC
  6.50%, 6/01/17                                        1,760         2,136,957
  Spl Impt Dist No. 142
  5.00%, 8/01/10                                        3,485         3,600,284
  5.30%, 8/01/11                                        1,605         1,659,843
Clark Cnty Impt Dist
  Summerlin No. 151
  3.50%, 8/01/07                                          845           842,482
  3.95%, 8/01/09                                          470           464,661
  4.40%, 8/01/12                                          180           178,627
Clark Cnty PCR
  Southern California Ser C
  3.25%, 6/01/31(b)                                     1,175         1,147,528
Clark Cnty Sch Dist
  Ref FSA
  5.50%, 6/15/12                                       13,425        14,684,131
  Ref Ser A FGIC
  5.25%, 6/15/14                                        5,505         6,052,362
  Ser C FSA
  5.25%, 6/15/13                                        8,800         9,602,120
Henderson Local Impt Dist
  No. T-14
  4.35%, 3/01/09                                        2,090         2,091,338


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 49


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
  No. T-16
  4.75%, 3/01/13                                   $    1,000    $    1,009,020
Las Vegas Spl Impt Dist
  No. 607 Local Impt Bds
  4.30%, 6/01/08                                        1,655         1,656,754
  5.15%, 6/01/11                                        2,055         2,084,571
  No. 808 Summerlin Area Local Impt Bds
  5.50%, 6/01/07                                        1,015         1,026,388
Washoe Cnty Sch Dist
  Ser 1998 FGIC
  Prerefunded 12/01/08 @ 100
  5.25%, 6/01/14                                        1,555         1,611,353
  Ser 2002 Ref FSA
  5.00%, 8/01/07                                        5,775         5,844,069
                                                                 --------------
                                                                     72,404,810

New Hampshire-0.4%
Manchester Hsg & Redev Auth Rev
  Ser A ACA
  6.75%, 1/01/13-1/01/15                                6,155         6,688,339
New Hampshire Hlth & Ed Facs Fin Auth
  Univ Sys of New Hampshire AMBAC
  5.375%, 7/01/20                                       7,090         7,686,056
                                                                 --------------
                                                                     14,374,395

New Jersey-6.6%
Garden St Pres Tr
  Open Space & Farmland Ser 05A FSA
  5.80%, 11/01/17                                       2,325         2,682,887
Jersey City
  Ser A
  6.00%, 10/01/07                                       2,620         2,682,775
New Jersey Eco Dev Auth
  Cigarette Tax Rev FGIC
  5.00%, 6/15/09                                        3,655         3,783,327
New Jersey Eco Dev Auth Market
  Transition Facs Rev Senior Lien Ser A MBIA
  5.00%, 7/01/09-7/01/11                               15,495        16,356,258
New Jersey Eco Dev Auth Rev
  Cigarette Tax FGIC
  5.00%, 6/15/10                                       12,500        13,064,875
  Ser 04 FGIC
  5.00%, 6/15/11                                        4,640         4,897,659
  Cigarette Tax FSA
  5.00%, 6/15/09                                        2,505         2,592,951
  Ser 04 FSA
  5.00%, 6/15/10                                        3,615         3,778,362
  Sch Facs Constr Ser C MBIA
  Escrowed to Maturity
  5.00%, 6/15/09                                          245           254,239
  5.00%, 6/15/09                                        3,055         3,168,615
  Prerefunded 6/15/12 @ 100
  5.00%, 6/15/15                                        4,275         4,582,843


50 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
  Sch Facs Constr Ser G MBIA
  5.00%, 9/01/13-9/01/15                           $   24,090    $   25,991,243
New Jersey Environmental Infra Trust
  Waste Wtr Treatment AMBAC
  5.00%, 3/01/08                                        1,000         1,020,680
New Jersey Healthcare Facs Fin Auth Rev
  Jersey City Med Ctr AMBAC FHA
  4.80%, 8/01/21                                          555           560,306
New Jersey State
  GO
  5.50%, 2/01/10                                        1,110         1,175,834
  Ref Ser N AMBAC
  5.25%, 7/15/11                                        6,000         6,441,780
New Jersey State COP
  Equipment Lease Purchase Ser A
  5.00%, 6/15/07(d)                                     9,135         9,222,422
New Jersey State Transp Trust Fund Auth
  GABS Ser A FGIC
  5.00%, 6/15/13-6/15/14                               11,520        12,448,046
  Ser B MBIA
  5.25%, 12/15/14                                      17,640        19,439,104
  Ser C AMBAC
  5.25%, 12/15/08                                      11,960        12,393,191
  Transp Sys Ser A
  Ser 05A
  5.25%, 12/15/12                                      10,080        10,943,453
  Transp Sys Ser A AMBAC
  5.50%, 12/15/13                                       7,290         8,097,513
  Transp Sys Ser A MBIA
  5.25%, 12/15/11-12/15/13                             25,910        28,259,403
  Transp Sys Ser B MBIA
  5.00%, 12/15/21                                       3,000         3,203,160
  5.25%, 12/15/13                                      11,290        12,363,792
  Transp Sys Ser C
  5.50%, 12/15/11                                       6,550         7,125,024
  Prerefunded 6/15/13 @ 100
  5.50%, 6/15/21                                        3,275         3,638,067
  Transp Sys Ser C FSA
  5.50%, 12/15/10                                       6,090         6,534,205
  5.75%, 12/15/12                                       5,000         5,565,650
New Jersey State Turnpike Auth Rev
  Ser A AMBAC
  3.15%, 1/01/35                                        5,095         5,026,778
  Ser A MBIA
  5.50%, 1/01/09                                        1,210         1,261,933
  Unrefunded Balance Ser A MBIA
  6.00%, 1/01/11                                       14,175        15,536,367
                                                                 --------------
                                                                    254,092,742


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 51


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
New York-9.6%
Long Island Pwr Auth Elec Sys Rev
  Ser A
  5.00%, 6/01/07-6/01/08                           $   13,115    $   13,310,250
MTA Commuter Facs Rev
  Ser C-2 FGIC
  Escrowed to Maturity
  6.00%, 7/01/07                                        2,030         2,067,900
MTA Dedicated Tax Fund
  Ser A FGIC
  Prerefunded 10/01/15 @ 100
  5.00%, 4/01/23                                        2,835         3,126,126
New York City GO
  Ser B
  5.00%, 8/01/10                                       14,255        14,930,259
  5.25%, 8/01/09                                        8,500         8,866,095
  Ser D FGIC
  6.00%, 8/01/08                                        2,095         2,187,075
  Ser G
  5.00%, 8/01/09-8/01/12                               32,255        34,232,922
  Ser H
  5.00%, 8/01/11                                        3,330         3,521,042
  Ser I
  5.00%, 8/01/09-8/01/10                                8,255         8,605,141
  5.875%, 3/15/13                                         100           101,591
  Ser N
  5.00%, 8/01/12                                        2,020         2,156,370
New York City TFA
  Future Tax Secured Ser B
  5.00%, 8/01/11                                        4,900         5,212,277
  Ser A-1
  4.50%, 11/01/06                                       4,755         4,758,091
  Ser C
  5.00%, 2/15/10                                        7,890         8,257,043
  Ser D MBIA
  5.25%, 2/01/20                                        2,360         2,539,667
  Ser E
  5.00%, 2/01/10                                        3,775         3,948,688
  Ser E MBIA
  5.25%, 2/01/21-2/01/22                                7,445         7,990,681
  SubSer D-1
  5.00%, 11/01/08                                      20,570        21,186,071
  Tax Secured Ref Ser B
  5.25%, 2/01/29(b)                                     1,140         1,209,962
New York State Dorm Auth
  City Univ Ser A
  5.75%, 7/01/07-7/01/13                                2,280         2,408,695
  Hlth Facs Ser 1 FSA
  5.125%, 1/15/13                                       2,085         2,174,530
  Mental Hlth Facs Impt Ser B
  5.00%, 2/15/10                                        2,160         2,251,433


52 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
  Mental Hlth Ser D MBIA
  5.25%, 2/15/13                                    $   1,195    $    1,240,267
  New York Univ Ser A MBIA
  6.00%, 7/01/18                                        2,865         3,427,285
  Sch Dist Rev Fin Ser E MBIA
  5.50%, 10/01/08                                       3,820         3,972,456
New York State Twy Auth
  Personal Income Tax Rev
  Ser 2005 A FSA
  5.00%, 3/15/18                                        7,860         8,465,299
New York State Twy Auth Hwy & Brdg Trust Fund
  Ref Ser C MBIA
  5.25%, 4/01/11                                       15,310        16,381,853
  Second Gen Ser B FGIC
  5.00%, 4/01/13-4/01/16                               50,800        55,355,619
  Second Gen Ser B FSA
  5.00%, 4/01/08-4/01/15                               56,935        60,980,852
  Ser A MBIA
  5.00%, 4/01/09-4/01/21                               18,425        19,194,014
New York State Twy Auth Svc Contract Rev
  Local Hwy & Brdg Ser A
  5.00%, 3/15/08                                        7,570         7,725,488
New York State UDC Correctional & Youth Facs
  Svc Contract
  Ser A
  5.00%, 1/01/27                                        3,020         3,104,862
Tobacco Settlement Fin Corp.
  New York Tobacco Asset-Backed Bds Ser A-1
  5.00%, 6/01/08                                        7,240         7,401,380
  Tobacco Asset-Backed Bds Ser A-1
  5.25%, 6/01/12                                        8,650         8,658,131
  Tobacco Settlement Asset Backed Ser A-1
  5.00%, 6/01/11                                        1,740         1,741,636
  Tobacco Settlement Asset-Backed Ser C-1
  5.50%, 6/01/14                                       16,540        17,320,522
                                                                 --------------
                                                                    370,011,573

North Carolina-2.7%
Charlotte COP
  Equipment Acquisition Proj Ser B
  5.00%, 3/01/09                                        5,000         5,163,450
North Carolina Eastern Mun Pwr Agy Pwr Sys Rev
  Ser B ACA
  6.125%, 1/01/09                                       2,105         2,208,608
North Carolina Eastern Mun Pwr Agy Pwr Sys Rev
  Ref Ser A
  5.50%, 1/01/11                                        3,660         3,880,771
  Ref Ser C
  5.25%, 1/01/11                                        2,765         2,905,047
  Ser A
  Prerefunded 1/01/22 @ 100
  6.00%, 1/01/26                                        1,720         2,116,374


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 53


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
  Ser B
  5.70%, 1/01/17                                   $    1,880    $    1,994,267
  6.125%, 1/01/09                                       3,910         4,093,027
  Ser D
  6.45%, 1/01/14                                          630           684,388
North Carolina Infra Fin Corp. COP
  Cap Impt Ser A
  5.00%, 2/01/13                                        4,295         4,602,093
  Cap Impt Ser A FSA
  5.00%, 2/01/13-2/01/15(a)                            22,265        24,192,516
North Carolina Mun Pwr Agy No. 1
  Catawba Elec Rev
  Escrowed to Maturity
  5.50%, 1/01/13                                        4,170         4,527,327
  Catawba Elec Rev Ser A
  5.50%, 1/01/12-1/01/13                               13,680        14,701,783
North Carolina State
  Pub Impt Ser A
  5.25%, 3/01/13                                        5,000         5,471,200
  5.50%, 3/01/11                                       18,510        20,009,495
  Pub Impt Ser B
  5.00%, 4/01/13                                        6,635         7,168,454
                                                                 --------------
                                                                    103,718,800

Ohio-2.1%
Cuyahoga Cnty Hosp Facs Rev
  Canton Inc. Proj
  6.75%, 1/01/10                                        1,725         1,795,415
Hamilton Cnty Sales Tax
  Sub Ser B AMBAC
  5.75%, 12/01/12-12/01/13                              6,455         6,984,008
Hilliard Sch Dist
  Ref Sch Constr MBIA
  5.00%, 12/01/25                                       2,810         2,996,921
Montgomery Cnty Hosp Rev
  Grandview Hosp & Med Ctr
  Escrowed to Maturity
  5.40%, 12/01/09                                       1,145         1,207,002
  Prerefunded 12/01/09 @ 100
  5.50%, 12/01/10                                       2,100         2,219,931
  Prerefunded 12/01/09 @ 100
  5.60%, 12/01/11                                       1,000         1,060,070
Ohio State
  Cmnty Schs Ser B
  5.00%, 9/15/11                                        1,785         1,901,453
  Hgr Ed Capital Facs Ser II-A AMBAC
  5.00%, 8/01/11                                       16,500        17,521,515
  Hwy Cap Impt Ser I
  5.00%, 5/01/14                                        5,000         5,432,750
Ohio State Bldg Auth
  Adult Correctional Bldg Fund B
  5.00%, 4/01/12                                        5,000         5,333,150


54 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
  State Facs Administration Bldg Fund
  Ref Proj B FSA
  5.25%, 10/01/08                                  $    5,430    $    5,608,104
  Workers Compensation Facs Ser A FGIC
  5.00%, 4/01/11-4/01/12                                8,265         8,821,970
Ohio State Wtr Dev Auth PCR
  5.25%, 12/01/17                                       6,850         7,427,249
  Water Quality Loan Fund
  5.00%, 6/01/13                                        5,760         6,215,674
Port Authority of Columbiana County
  SWFR Liberty Wste Transp LLC Proj
  Ser A AMT
  7.00%, 8/01/21                                        4,735         4,803,184
                                                                 --------------
                                                                     79,328,396

Oklahoma-2.1%
McGee-Creek Auth Wtr Rev
  MBIA
  6.00%, 1/01/23                                        3,980         4,708,539
Oklahoma City Arpt Trust
  Junior Lien-27th Ser-Ser B FSA
  5.50%, 7/01/07                                        1,065         1,079,697
Oklahoma Dev Fin Auth Rev
  Hillcrest Healthcare Sys Ser A
  Escrowed to Maturity
  5.00%, 8/15/09                                        1,000         1,037,180
  Prerefunded 8/15/09 @ 101
  5.75%, 8/15/13                                        2,240         2,388,803
  Solid Waste Disposal Ser A
  3.30%, 12/01/21(b)                                    5,305         5,300,756
Oklahoma Hsg Fin Agy
  Single-Family Redev Mortgage
  Homeownership Loan Ser B-2 AMT
  6.55%, 3/01/29                                          200           206,562
Tulsa Cnty Industrial Auth
  Cap Impts Rev Ser B
  5.00%, 5/15/09                                       10,900        11,263,297
  Cap Impts Rev Ser B FSA
  5.00%, 5/15/10-5/15/12                               51,315        54,339,034
                                                                 --------------
                                                                     80,323,868

Oregon-0.7%
Clackamas & Washington Cnty Sch Dist
  No. 003 Ser B FGIC
  5.00%, 6/15/12                                        5,190         5,558,231
Deschutes Cnty Administrative Sch Dist
  No. 1 Ref FSA
  5.00%, 12/15/11                                       3,410         3,634,276
Emerald Peoples Util Dist
  FGIC
  7.35%, 11/01/08                                       1,265         1,360,292


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 55


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Oregon State Dept Admin Svcs
  COP Ref Ser B MBIA
  5.25%, 5/01/14                                   $    1,775    $    1,917,976
Portland Swr Sys Rev
  First Lien Ser A MBIA
  5.00%, 6/15/13                                        5,090         5,494,757
Tri County Metro Transp Dist
  Payroll Tax & Grant Receipt MBIA
  4.00%, 5/01/14                                        4,500         4,532,760
  5.00%, 5/01/12                                        1,000         1,069,600
Washington Cnty Sch Dist No. 48J Beaverton
  Ref FSA
  5.00%, 6/01/13                                        4,600         4,963,906
                                                                 --------------
                                                                     28,531,798

Pennsylvania-4.5%
Allegheny Cnty
  Ser C-54 MBIA
  5.375%, 11/01/18                                      3,400         3,728,508
Allegheny Cnty Arpt Rev
  Pittsburgh Intil Arpt Ser A-1 MBIA AMT
  5.75%, 1/01/09-1/01/10                                5,710         5,966,096
Allegheny Cnty Hosp Dev Auth Rev
  West Pennsylvania Hlth Sys Ser B
  9.25%, 11/15/22                                       3,020         3,588,726
Allegheny Cnty Redev Auth
  Pittsburgh Mills Proj
  5.10%, 7/01/14                                          625           642,363
Beaver County IDA PCR
  Cleveland Electric Proj
  3.75%, 10/01/30(b)                                   13,150        13,117,520
Chester Cnty
  Ser 2005
  5.00%, 11/15/22                                       5,000         5,357,350
Chester Cnty Hlth & Ed Facs Auth Hosp Rev
  Chester Cnty Hosp Ser A
  6.75%, 7/01/21                                        1,320         1,443,116
Delaware Valley Regl Fin Auth
  Ser A AMBAC
  6.84%, 7/01/27(b)                                    21,040        21,202,639
Pennsylvania Eco Dev Fin Auth SWDR
  Waste Mgmt Inc. Proj Ser A AMT
  3.25%, 11/01/21(b)                                    2,500         2,497,900
Pennsylvania State
  First Ref Ser 2002
  5.50%, 2/01/14                                        5,310         5,939,766
  Ref & Projs First Ser
  5.25%, 2/01/14                                       10,800        11,908,620
  Ref & Projs First Ser MBIA
  5.00%, 2/01/15                                        5,145         5,570,492
  5.25%, 2/01/11                                        1,085         1,160,093


56 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
  Ref Second Ser
  5.00%, 10/01/12                                  $    5,000    $    5,382,600
  Second Ser FGIC
  5.00%, 7/01/12-7/01/13                               22,520        24,249,700
  5.50%, 6/01/10                                        4,635         4,942,301
  Third Ref
  5.25%, 7/01/14                                       13,410        14,787,877
  Third Ser
  5.00%, 9/01/11-9/01/12                               13,335        14,271,198
  5.25%, 7/01/11                                       11,075        11,879,377
Philadelphia Arpt Rev
  Ser B FGIC AMT
  6.00%, 6/15/07                                        1,200         1,219,584
Philadelphia Parking Auth
  Rev Bds FSA
  5.50%, 9/01/11                                        1,915         2,033,998
Westmoreland Cnty Mun Auth Mun Svc Rev
  FGIC
  5.00%, 8/15/08-8/15/09                               12,540        12,928,809
                                                                 --------------
                                                                    173,818,633

Puerto Rico-1.2%
Puerto Rico Commonwealth
  Ref Public Impt Ser C FSA
  5.00%, 7/01/21(b)                                    14,980        15,350,605
Puerto Rico Commonwealth Govt Dev Bank
  Ser B
  5.00%, 12/01/08                                      21,245        21,740,858
Puerto Rico Govt Dev Bank
  Sr Notes Ser B
  5.00%, 12/01/07                                       7,195         7,289,111
                                                                 --------------
                                                                     44,380,574

Rhode Island-0.4%
Providence Pub Bldg Auth
  Ser A FSA
  5.10%, 12/15/09                                       1,000         1,022,990
Rhode Island Depositors Eco Protection Corp.
  Ser A
  Escrowed to Maturity
  6.375%, 8/01/22                                       5,780         7,322,856
  Ser A FSA
  Escrowed to Maturity
  5.50%, 8/01/20                                        1,500         1,695,975
Rhode Island Depositors Protection Corp.
  Ser A FSA
  Escrowed to Maturity
  5.75%, 8/01/19                                        4,940         5,759,101
                                                                 --------------
                                                                     15,800,922

South Carolina-1.5%
Greenville Cnty Sch Dist
  5.00%, 12/01/15                                       5,000         5,407,900


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 57


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
  Ref Bldg Equity
  5.00%, 12/01/10-12/01/14                         $   17,600    $   18,769,853
Horry Cnty Sch Dist
  Ser A SCSDE
  5.375%, 3/01/18                                       5,285         5,701,669
Lancaster Cnty Assmt Rev
  Edenmoor Impt Dist Ser B
  5.375%, 12/01/16                                      4,290         4,386,654
Newberry Investing In Children Ed
  Newberry Cnty Sch Dist Proj
  5.25%, 12/01/23-12/01/25                              2,315         2,413,705
Orangeburg Projs Corp.
  Capital Projs Sales & Use Tax Rev MBIA
  4.75%, 10/01/07                                       2,635         2,667,595
Richland Cnty Env Impt Rev
  Intil Paper Co. Proj Ser A
  4.25%, 10/01/07                                       1,200         1,202,196
Richland Cnty Sch Dist No. 001
  FSA SCSDE
  4.75%, 3/01/10                                        2,310         2,400,437
South Carolina Ed Facs Auth
  Furman Univ Ser B
  3.80%, 10/01/39                                       8,000         8,000,000
South Carolina State Pub Svc Auth Rev
  Ref Ser B MBIA
  5.00%, 1/01/11-1/01/12                                7,245         7,703,984
                                                                 --------------
                                                                     58,653,993

Tennessee-0.3%
Chattanooga Hlth Ed & Hsg Fac Brd
  Catholic Hlth Initiatives Ser A
  5.375%, 12/01/11                                      3,215         3,330,933
Memphis-Shelby Cnty Arpt Auth Rev
  Ser A MBIA AMT
  6.00%, 2/15/08                                        1,000         1,031,750
  6.25%, 2/15/10                                        1,000         1,076,630
  Ser D AMBAC
  6.25%, 3/01/18                                        3,000         3,223,260
Shelby Cnty
  Pub Impt Ser A
  5.625%, 4/01/14                                       2,400         2,558,928
                                                                 --------------
                                                                     11,221,501

Texas-8.1%
Arlington ISD
  Prerefunded 2/15/09 @ 100
  5.00%, 2/15/21                                        2,980         3,077,029
  Ser 1999 Unrefunded PSF Guaranteed
  5.00%, 2/15/21                                           20            20,523
  Ser 2005 PSF Guaranteed
  5.00%, 2/15/14                                        3,100         3,347,194


58 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
AustinPub Impt
  5.75%, 9/01/10                                   $    1,170    $    1,238,831
Bell Cnty
  Ltd. Tax Notes FSA
  5.00%, 2/15/11                                       15,435        16,306,151
Bell Cnty Hlth Facs Dev Corp.
  Lutheran General Healthcare Sys
  Escrowed to Maturity
  6.50%, 7/01/19                                        1,000         1,228,590
Brownsville Util Sys Rev
  AMBAC
  6.25%, 9/01/10-9/01/11                                2,775         3,071,710
Carrollton
  Ref & Impt
  5.00%, 8/15/07                                        3,205         3,244,870
Cypress-Fairbanks ISD
  PSF Guaranteed
  5.25%, 2/15/16                                        3,370         3,446,836
  Ref & Sch House PSF Guaranteed
  Escrowed to Maturity
  5.75%, 2/15/08                                        1,435         1,477,175
  Unrefunded Portion-Ref & Sch House
  PSF Guaranteed
  5.75%, 2/15/08                                        3,885         3,998,131
Dallas Cnty Cmnty College Dist
  Maintenance Tax Notes
  5.00%, 2/15/09                                        3,355         3,463,467
Dallas Cnty Util & Reclamation Dist
  MBIA
  5.00%, 2/15/10                                        4,630         4,830,433
Dallas ISD
  Ref Delayed Delivery PSF-Guaranteed
  5.25%, 8/15/08                                        3,885         4,003,648
Dallas Wtrwrks & Swr Sys Rev
  5.00%, 10/01/13                                       3,620         3,766,682
El Paso
  Ref FGIC
  5.00%, 8/15/12                                        5,710         6,113,354
Garland ISD
  Ref Ser A PSF Guaranteed
  4.00%, 2/15/08                                        2,000         2,012,080
Gulf Coast IDA Rev
  Citgo Petroleum Corp Proj
  3.89%, 10/01/32                                       8,500         8,500,000
Harris Cnty
  Prerefunded 10/01/11 @ 100
  5.375%, 10/01/18                                      1,475         1,594,342
  5.375%, 10/01/18                                        920           990,518
  Flood Ctl Dist Ref Ser A
  5.25%, 10/01/20-10/01/23                             11,880        12,854,986
  Ref Permanent Impt Ser A
  5.25%, 10/01/24                                      14,000        15,087,660


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 59


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
  Ref Toll Road Senior Lien FSA
  5.375%, 8/15/23                                  $    2,770    $    2,983,678
  Toll Road
  5.125%, 8/15/17                                       1,000         1,012,980
  Toll Road Senior Lien MBIA
  5.00%, 8/15/24                                        2,000         2,019,780
Houston
  Ref Pub Impt Ser A MBIA
  5.00%, 3/01/09                                       13,100        13,534,396
  5.25%, 3/01/14                                        9,900        10,852,479
  Ref Pub Impt Ser B FSA
  5.50%, 3/01/09-3/01/10                               11,615        12,216,979
Houston Hotel Occupancy Tax & Spl Rev
  Ref Convention & Entertainment
  Ser A AMBAC
  5.50%, 9/01/10                                        3,000         3,208,230
Houston Wtr & Swr Sys Rev
  Ref Jr Lien Ser A
  5.00%, 12/01/30                                       1,610         1,726,999
  Ref Jr Lien Forward Ser B AMBAC
  Prerefunded 12/01/12 @ 100
  5.75%, 12/01/16-12/01/17                              5,000         5,568,350
Katy Dev Auth Rev
  Metro Contract
  Ser A
  5.75%, 6/01/09                                        6,220         6,367,725
Killeen ISD
  Ref PSF Guaranteed
  5.25%, 2/15/20                                        2,270         2,428,264
Lamar Consolidated ISD
  Schhouse PSF-Guaranteed
  5.00%, 2/15/12                                        3,700         3,941,166
Lower Colorado River Auth Rev
  AMBAC
  5.00%, 5/15/08                                        2,920         2,987,131
  Ref Ser A FSA
  Prerefunded 5/15/09 @ 101
  5.875%, 5/15/16                                           5             5,333
  Unrefunded Balance Ref Ser A
  5.875%, 5/15/16                                      10,780        11,453,750
Magnolia ISD
  PSF Guaranteed
  5.00%, 8/15/16                                        1,800         1,862,460
Northeast Hosp Auth
  Northeast Med Ctr Hosp Rev FSA
  5.75%, 5/15/07                                        1,715         1,737,209
Port of Port Arthur Navigation Dist
  AMBAC
  6.00%, 3/01/08                                        1,875         1,935,656


60 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Red River Ed Fin Rev
  Parish Day Sch Proj Ser A
  3.10%, 12/01/31                                  $    2,330    $    2,318,350
Retama Dev Corp. Spl Facs Rev
  Retama Racetrack
  Escrowed to Maturity
  8.75%, 12/15/13-12/15/15                              7,030         8,799,920
San Antonio
  Ref Gen Impt Ser 2006
  5.25%, 8/01/12                                        5,000         5,410,650
San Antonio Elec & Gas
  Pwr Sys Rev
  5.25%, 2/01/08                                        1,000         1,022,150
  5.375%, 2/01/20                                       2,500         2,704,350
  Ref Sys
  5.25%, 2/01/09                                        4,130         4,282,356
  5.375%, 2/01/13                                       5,000         5,468,200
  5.50%, 2/01/10                                        1,115         1,180,774
San Antonio Hotel Occupancy Rev
  Ref Sub Lien Ser B AMBAC
  5.00%, 8/15/34                                       18,445        18,892,291
San Antonio Wtr Sys Rev
  Ref FSA
  5.50%, 5/15/18                                        4,000         4,368,160
Seguin ISD
  PSF Guaranteed
  5.00%, 4/01/23                                        3,455         3,528,661
Tarrant Cnty Hlth Facs Dev Corp.
  Harris Methodist Hlth Sys Ser A
  Escrowed to Maturity
  5.125%, 9/01/12                                       2,755         2,888,094
Texas A & M University Revs
  Fin Sys Ser B
  5.00%, 5/15/12                                        1,260         1,344,937
Texas Mun Pwr Agy Rev
  MBIA
  5.25%, 9/01/09                                        1,530         1,600,365
Texas State
  5.25%, 8/01/21                                        2,875         2,997,274
  Ser B
  5.125%, 10/01/09                                     14,855        15,433,751
Texas State Pub Fin Auth Rev
  Ref Bldg & Procurement Projs
  AMBAC Ser A
  5.00%, 2/01/15                                        5,000         5,402,600
Texas State Transp Commission
  First Tier
  5.00%, 4/01/14                                        5,000         5,404,900
Texas State Univ Sys Fin Rev
  Ref FSA
  5.25%, 3/15/13                                        5,215         5,621,040


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 61


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Texas State Wtr Dev Brd Rev
  Revolving Senior Lien Ser A
  5.50%, 7/15/10                                   $    2,230    $    2,232,966
Trinity River Auth Regional Waste
  Wtr Sys Rev MBIA
  5.25%, 8/01/08                                        3,295         3,397,672
University of Texas Univ Rev
  Fin Sys Ser B
  Prerefunded 8/15/11 @ 100
  5.375%, 8/15/19                                       1,230         1,324,292
  Funding Sys Ser B
  5.00%, 8/15/14                                        5,435         5,893,768
Waco ISD
  Ref PSF Guaranteed
  5.25%, 2/15/07                                        1,965         1,976,967
Williamson Cnty
  Ltd. Tax Notes Ser B FSA
  5.00%, 2/15/07                                        1,000         1,005,270
  Ref MBIA
  5.00%, 2/15/14                                        5,000         5,398,700
                                                                 --------------
                                                                    309,415,233

Utah-0.1%
Intermountain Pwr Agy Pwr Supply Rev
  Ref AMBAC
  5.00%, 7/01/10                                        1,505         1,579,136
  Ser A AMBAC
  6.50%, 7/01/08                                        2,000         2,100,226
                                                                 --------------
                                                                      3,679,362

Vermont-0.0%
Vermont Ed & Hlth Bldg Fin Agy Rev
  Norwich Univ Proj
  5.50%, 7/01/18                                        1,165         1,213,126

Virginia-2.2%
Arlington Cnty
  Ref Pub Impt
  5.00%, 1/15/13                                        4,690         5,072,329
Broad Str CDA
  7.125%, 6/01/15                                       3,510         3,860,087
Celebrate CDA Spl Assmt Rev
  Proj Ser B
  6.25%, 3/01/18                                        3,561         3,786,411
Chesapeake IDA Rev
  Poll Ctl Proj
  5.25%, 2/01/08(b)                                     3,600         3,619,512
Fairfax Cnty
  Ref & Pub Impt Ser A
  5.00%, 10/01/12                                       6,560         7,080,339
  Ser B
  5.00%, 6/01/13                                        5,330         5,784,489


62 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Norfolk GO
  Ref Cap Impt MBIA
  5.00%, 3/01/14                                   $    3,065    $    3,335,517
Pocahontas Pkwy Assoc Toll Rd Rev
  Cap Appreciation Sr Ser B
  Zero Coupon, 8/15/15                                  4,000         2,576,320
Richmond
  GO FSA
  5.50%, 1/15/12                                        4,000         4,341,400
Russell Cnty IDA PCR
  Appalachian Pwr Co. Proj Ser I
  2.70%, 11/01/07(b)                                    3,000         2,996,340
Virginia College Bldg Auth Ed Facs Rev
  21st Century College & Equipment
  5.00%, 2/01/10                                        4,445         4,648,092
  Pub Hgr Ed Ser A
  Prerefunded 9/01/10 @ 100
  5.75%, 9/01/13                                        1,585         1,708,757
  Ref-21st Century College Proj Ser B
  5.00%, 2/01/11                                        6,600         6,982,932
Virginia Commonwealth Brd of Transp Rev
  Ref U.S. Route 58 Corr Dev Ser B
  5.25%, 5/15/11                                        5,620         6,023,066
Virginia Polytechnic Institute State Univ
  Unrefunded Balance Ser A
  5.25%, 6/01/08                                           75            76,695
Virginia Pub Sch Auth
  Sch Fin 1997 Ser B
  5.50%, 8/01/10                                        6,200         6,628,544
  Ser A
  5.00%, 8/01/14                                        5,040         5,481,353
Virginia State Pub Bldg Auth Pub Facs Rev
  Ref Ser D
  5.00%, 8/01/11                                        2,375         2,526,359
  Ser C
  5.00%, 8/01/12                                        8,300         8,914,366
                                                                 --------------
                                                                     85,442,908

Washington-4.3%
Clark Cnty Pub Util Dist No. 1
  Elec Rev AMBAC
  5.25%, 1/01/09                                        5,000         5,180,250
  5.50%, 1/01/08                                        2,270         2,323,163
Cowlitz Cnty Spl Swr Rev
  CSOB WasteWtr Treatment FGIC
  5.50%, 11/01/19                                       1,435         1,650,881
Douglas Cnty Sch Dist No. 206 (Eastmont)
  FGIC
  5.75%, 12/01/14                                       1,150         1,247,923
Energy Northwest Elec Rev
  Ref Columbia Generating Ser A AMBAC
  5.25%, 7/01/11                                          120           128,770


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 63


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
  Ref Columbia Generating Ser A MBIA
  5.75%, 7/01/18                                   $    2,455    $    2,699,714
  Ref Columbia Generating Ser A XLCA
  5.50%, 7/01/10                                        1,795         1,913,069
  Ref Proj 1 Ser A
  5.00%, 7/01/12-7/01/14                               11,065        11,904,437
  Ref Proj Ser A MBIA
  5.75%, 7/01/17                                        7,000         7,705,320
  Unrefunded Columbia Ser A AMBAC
  5.25%, 7/01/11                                        1,695         1,812,769
Seattle
  Ref
  5.00%, 1/01/10                                        2,285         2,381,930
Seattle Mun Light & Pwr Rev
  5.625%, 12/01/12-12/01/16                             6,590         7,076,330
  FSA
  5.50%, 3/01/09                                        5,995         6,260,938
  Ref & Impt FSA
  5.00%, 8/01/13-8/01/23                               15,495        16,555,674
Snohomish Cnty Sch Dist No. 016 Arlington
  FGIC
  Prerefunded 12/01/10 @ 100
  6.50%, 12/01/15                                       1,685         1,876,180
Tacoma Elec Sys Rev
  Ser A FGIC
  5.00%, 1/01/08                                        3,125         3,179,406
  Ser B FSA
  5.50%, 1/01/10                                       10,910        11,548,562
Washington Hlth Care Facs Auth
  Childrens Hosp & Regional Med Ctr FSA
  5.25%, 10/01/14                                       5,425         5,632,864
Washington Pub Pwr Supply Sys Rev
  Nuclear Proj No. 3 Ser B
  5.60%, 7/01/07                                        3,500         3,551,590
Washington State
  Motor Vehicle Fuel Tax Ser B FSA
  5.00%, 7/01/13-7/01/15                               16,335        17,721,199
  Motor Vehicle Fuel Tax Ser E AMBAC
  5.00%, 1/01/13-1/01/14                                8,725         9,410,759
  Ref Var Purp Ser R-A AMBAC
  5.00%, 1/01/14                                        8,810         9,531,275
  Ser D AMBAC
  5.00%, 1/01/12-1/01/14                               13,865        14,854,126
  Ser D FSA
  5.00%, 1/01/14                                        2,630         2,845,318
  Var Purpose AMBAC
  5.00%, 7/01/13                                        3,120         3,363,734
  Var Purpose Ser 2003A
  5.00%, 7/01/13                                        5,000         5,330,500
  Var Purpose Ser A FSA
  5.00%, 7/01/14                                        6,260         6,794,354
                                                                 --------------
                                                                    164,481,035


64 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Wisconsin-1.4%
Wisconsin State
  Ref Ser 1 MBIA
  5.25%, 5/01/13                                   $    4,545    $    4,963,776
  5.50%, 5/01/10                                        5,140         5,473,586
  Ref Ser 2 MBIA
  5.00%, 5/01/14                                       19,690        21,353,411
  Ser B FSA
  5.25%, 5/01/17                                        2,000         2,132,780
  Ser B MBIA
  5.00%, 5/01/13                                        4,675         5,038,014
  Ser E FGIC
  5.00%, 5/01/13-5/01/15                                5,890         6,399,546
Wisconsin State Transp Rev
  Ser B AMBAC
  5.00%, 7/01/13                                        4,200         4,520,334
Wisconsin Transp Rev
  Ser A FSA
  5.25%, 7/01/14                                        2,860         3,145,771
                                                                 --------------
                                                                     53,027,218

Total Municipal Bonds
  (cost $3,620,971,102)                                           3,664,044,791

Short-Term Municipal Notes-4.6%
Alabama-0.4%
Decatur Industrial Dev Brd Environmental Facs Rev
  BP Amoco Chemical Co. Proj
  3.90%, 11/01/35(e)                                   14,000        14,000,000

Alaska-0.1%
Valdez Marine Term Rev
  Ref BP Pipelines Inc Proj C
  3.85%, 7/01/37                                        2,000         2,000,000

Delaware-0.8%
Delaware State Econ Dev Auth
  Hosp Billing Ser A
  3.80%, 12/01/15                                      30,000        30,000,000

Illinois-0.1%
Will Cnty Exempt Facs Rev
  Amoco Chemical Co Proj
  3.90%, 7/01/32                                        1,700         1,700,000
  Amoco Chem Co Proj
  3.90%, 3/01/28                                        1,565         1,565,000
  3.90%, 7/01/31(e)                                     1,300         1,300,000
                                                                 --------------
                                                                      4,565,000


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 65


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Indiana-0.1%
Whiting Env Facs Rev
  Ref Amoco Oil Co Proj
  3.90%, 1/01/26(e)                                $    2,400    $    2,400,000
  Amoco Oil Co Proj
  3.90%, 7/01/31(e)                                     1,100         1,100,000
Whiting Ind Swr & SWDR
  Amoco Oil Co Proj
  3.90%, 1/01/26                                        1,900         1,900,000
                                                                 --------------
                                                                      5,400,000

Louisiana-0.5%
Louisiana Local Govt Environment Facs
  Shreveport Util Sys Proj FSA
  3.78%, 10/01/26                                      15,000        15,000,000
Plaquemines Parish Environmental
  BP Exploration & Oil
  3.90%, 5/01/25(e)                                     5,100         5,100,000
                                                                 --------------
                                                                     20,100,000

Michigan-0.2%
Oakland Univ Rev
  FGIC
  3.75%, 3/01/31(e)                                     9,795         9,795,000

Missouri-0.1%
Missouri State Hlth & Ed Facs Auth
  Cox Hlth Sys AMBAC
  3.86%, 6/01/22(e)                                     2,000         2,000,000

Nevada-0.1%
Clark Cnty Industrial Dev Rev
  Nevada Cogeneration I Proj
  3.83%, 11/01/20                                       3,580         3,580,000

New York-0.3%
New York City
  SubSer J2
  3.75%, 2/15/16                                       13,620        13,620,000

South Carolina-0.3%
Berkeley Cnty Exempt Fac Industrial Rev
  Amoco Chemical Co. Proj
  3.90%, 4/01/28-5/01/38(e)                            11,600        11,600,000
Florence Cnty Solid Waste Disposal Rev
  Adj Roche Carolina Inc Proj
  3.91%, 4/01/26(e)                                     1,000         1,000,000
                                                                 --------------
                                                                     12,600,000

Texas-1.0%
Brazos River Harbor Naval Dist Resource
  Res Rev Merey Sweeney Proj Ser A
  3.90%, 4/01/21(e)                                     5,200         5,200,000


66 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Calhoun Cnty Naval Industrial Dev
  3.90%, 1/01/24                                   $    1,400    $    1,400,000
Gulf Coast Wst Disp Auth Env Facs Rev
  BP Amoco Chemical Proj Ser B
  3.90%, 9/01/38                                        6,000         6,000,000
  Ref Prods North America
  3.90%, 7/01/26                                        4,300         4,300,000
Gulf Coast Wst Disp Auth Rev
  BP Amoco Chemical Proj
  3.90%, 5/01/38(e)                                     4,300         4,300,000
Port Corpus Christi IDC
  Citgo Petroleum Corp. Proj
  3.90%, 8/01/28                                       11,000        11,000,000
West Side Calhoun Cnty Naval Dist
  BP Chemicals Inc Proj
  3.90%, 4/01/31                                        4,650         4,650,000
                                                                 --------------
                                                                     36,850,000

Washington-0.6%
King Cnty Swr Rev
  Jr Lien Ser A
  3.78%, 1/01/32(e)                                    12,125        12,125,000
Port Bellingham IDC Env Facs
  BP West Coast Prods LLC
  3.90%, 12/01/33-3/01/38(e)                           11,075        11,075,000
                                                                 --------------
                                                                     23,200,000

Total Short-Term Municipal Notes
  (cost $177,710,000)                                               177,710,000

Total Investments-100.0%
  (cost $3,798,681,102)(f)                                        3,841,754,791
Other assets less liabilities-0.0%                                      886,876

Net Assets-100%                                                  $3,842,641,667


INTEREST RATE SWAP TRANSACTIONS

                                                         Rate Type
                                                --------------------------
                                                  Payments      Payments
                       Notional                   made by       received      Unrealized
    Swap                Amount     Termination     by the        by the      Appreciation/
Counterparty            (000)          Date       Portfolio     Portfolio    (Depreciation)
--------------------------------------------------------------------------------------------
Citigroup             $ 31,000        6/22/07       BMA*          2.962%       $(140,772)
Goldman Sachs           15,900        1/05/07       BMA*          3.405%         (19,018)
JP Morgan               30,000        4/05/07       BMA*          2.988%        (137,619)
JP Morgan               17,500       10/01/07       BMA*          3.635%          19,086
Merrill Lynch           18,200        7/12/08       BMA*          3.815%         120,713
Morgan Stanley          15,900       10/06/06       BMA*          3.217%         (14,883)

* Variable interest based on the BMA (Bond Market Association) Municipal Swap Index, which fluctuates weekly.


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 67


(a)  When-issued security.

(b)  Variable rate coupon, rate shown as of September 30, 2006.

(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2006, the aggregate market value of these securities amounted to $25,911,439 or 0.7% of net assets.

(d) Represents entire or partial position segregated as collateral for interest rate swaps.

(e) Represents entire or partial position segregated as collateral for when issued securities.

(f) At September 30, 2006, the cost basis for tax purposes was $3,798,681,535. Gross unrealized appreciation of investments was $57,665,703 and gross unrealized depreciation of investments was $14,592,447, resulting in net unrealized appreciation of $43,073,256 (excluding swap transactions).

Glossary of Terms:

ACA    - American Capital Access Financial Guaranty Corporation
AMBAC  - American Municipal Bond Assurance Corporation
AMT    - Alternative Minimum Tax--(subject to)
BANS   - Bond Anticipation Notes
CDA    - Community Development Administration/Authority
CDD    - Community Development District
CFD    - Community Facilities District
COP    - Certificate of Participation
CPI    - Consumer Price Index
CSOB   - Cowlitz Sewer Operation Board
FGIC   - Financial Guaranty Insurance Company
FHA    - Federal Housing Administration
FHLMC  - Federal Home Loan Mortgage Corp.
FNMA   - Federal National Mortgage Association
FSA    - Financial Security Assurance, Inc.
GABS   - Grant Anticipation Bonds
GNMA   - Government National Mortgage Association
GO     - General Obligation
IBC    - International Bancshares Corporation
IDA    - Industrial Development Authority
IDC    - Industrial Development Corp.
ISD    - Independent School District
MBIA   - Municipal Bond Investors Assurance
MTA    - Metropolitan Transportation Authority
PCR    - Pollution Control Revenue
PSF    - Guaranteed--(Texas) Permanent Schools Funds
Q-SBLF - Qualified School Bond Loan Fund
SCSDE  - The South Carolina State Department of Education
SFMR   - Single-Family Mortgage Revenue
SWDR   - Solid Waste Disposal Revenue
SWFR   - Solid Waste Facility Revenue
TCRS   - Transferable Custody Receipts
TFA    - Transitional Finance Authority
UDC    - Urban Development Corporation
XLCA   - XL Capital Assurance

See notes to financial statements.


68 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


INTERMEDIATE NEW YORK PORTFOLIO
SCHEDULE OF INVESTMENTS
September 30, 2006
                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
MUNICIPAL BONDS-98.5%
Arizona-0.1%
Pima Cnty IDA
  Horizon Cmnty Learning Center
  4.45%, 6/01/14                                   $    1,015    $      994,324
Watson Road Cmnty Facs
  Dist Spl Assmt Rev
  4.70%, 7/01/09                                          805           806,586
                                                                 --------------
                                                                      1,800,910

California-0.6%
California Statewide CDA
  Kaiser Permanente Ser E
  3.875%, 4/01/32                                       3,075         3,077,491
  Kaiser Permanente Ser F
  2.30%, 4/01/33                                        6,925         6,872,993
                                                                 --------------
                                                                      9,950,484

Colorado-0.3%
Denver City & Cnty
  Airport Rev Ser D AMT
  7.75%, 11/15/13                                       1,000         1,130,320
Todd Creek Farms Met Dist No. 1 Wtr Rev
  Ref & Impt
  5.60%, 12/01/14                                       2,765         2,879,194
                                                                 --------------
                                                                      4,009,514

Florida-3.6%
Amelia Walk CDD Spl Assmt
  Ser B
  5.20%, 5/01/14                                          840           857,388
Arborwood CDD
  Cap Impt Rev
  5.25%, 5/01/16                                        2,435         2,486,598
  Cap Impt Rev Centex Homes Proj Ser A-2
  5.25%, 5/01/36                                        1,500         1,524,705
Bartram Park CDD
  Spl Assmt
  4.875%, 5/01/15                                       1,130         1,143,831
Beacon Tradeport CDD
  Spl Assmt Industrial Proj Ser B
  7.125%, 5/01/22                                       1,330         1,424,244
CFM CDD Rev
  Capital Impt Ser B
  5.875%, 5/01/14                                       3,500         3,584,350
Concorde Estates CDD
  Capital Impt Rev Ser B
  5.00%, 5/01/11                                          785           789,679
Dupree Lakes CDD
  5.00%, 11/01/10                                         785           783,807


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 69


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Durbin Crossing CDD
  Spl Assmt Ser B-2
  4.875%, 11/01/10                                 $    2,700    $    2,695,329
Fiddlers Creek CDD No. 2
  Spl Assmt Rev Ser B
  5.75%, 5/01/13                                        2,400         2,486,904
Fishhawk CDD No. 2
  Spl Assmt Ser B
  5.00%, 11/01/07                                          85            85,197
  5.125%, 11/01/09                                      1,130         1,132,757
Gateway Svcs CDD
  Spl Assmt Sun City Center
  Fort Meyers Proj
  Ser B
  5.50%, 5/01/10                                          900           910,152
Hammock Bay CDD
  Spl Assmt Ser B
  5.375%, 5/01/11                                         845           855,562
Lakewood Ranch Stewardship
  Lake Club Proj Ser B
  5.00%, 5/01/13(a)                                       250           250,000
Landmark at Doral CDD
  Ser B
  5.20%, 5/01/15(a)                                     1,710         1,712,343
Live Oak CDD
  No. 002 Spl Assmt Ser B
  5.00%, 11/01/09                                       1,025         1,025,769
Meadow Pointe III CDD
  Capital Impt Ser B
  5.25%, 11/01/07                                         230           229,943
Meadow Pointe IV CDD
  Florida Cap Impt Rev Ser B
  5.125%, 11/01/07                                        685           686,062
Miami Beach Hlth Facs Hosp Rev
  Ref Mt. Sinai Med Ctr
  6.75%, 11/15/24                                       3,300         3,715,074
Middle Village CDD
  Spl Assmt Ser B
  5.00%, 5/01/09                                          495           496,604
Midtown Miami CDD
  Spl Assmt Ser A
  6.00%, 5/01/24                                        1,420         1,545,173
Montecito CDD
  Spl Assmt Ser B
  5.10%, 5/01/13                                        2,370         2,388,367
Monterra CDD
  Spl Assmt Ser B
  5.00%, 11/01/10                                       2,965         2,977,779
  5.125%, 11/01/14                                      1,500         1,531,125
Overoaks CDD
  Capital Impt Rev Ser B
  5.125%, 5/01/09                                       1,240         1,248,531


70 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Parkway Center CDD
  Spl Assmt Ref Ser B
  5.625%, 5/01/14                                  $    2,510    $    2,563,237
Paseo CDD
  Spl Assmt
  5.00%, 2/01/11                                        1,150         1,141,306
Sandy Creek CDD
  Spl Assmt Ser B
  5.00%, 11/01/10                                       4,910         4,915,450
Sterling Hill CDD
  Cap Impt Ser B
  5.50%, 11/01/10                                         645           651,914
Tern Bay CDD
  Cap Impt Rev Ser B
  5.00%, 5/01/15                                        1,525         1,549,659
The Quarry CDD
  Spl Assmt
  5.25%, 5/01/16                                        2,600         2,643,368
Venetian CDD
  Cap Impt Ser B
  5.95%, 5/01/12                                          380           395,846
Verano Center CDD
  Cmnty Infrastructure Proj Ser B
  5.00%, 11/01/13                                       2,000         2,009,140
West Villages Impt Dist Rev
  Spl Assmt Unit Of Dev No. 2
  5.35%, 5/01/15                                        2,000         2,020,900
                                                                 --------------
                                                                     56,458,093

Guam-0.4%
Guam Govt Wtrworks Auth
  5.00%, 7/01/11                                        2,160         2,208,449
Guam Wtrwrks Auth COP
  Prerefunded 7/01/10 @ 100
  5.18%, 7/01/15                                        3,424         3,564,691
                                                                 --------------
                                                                      5,773,140

Illinois-0.3%
Bolingbrook Sales Tax Rev
  Zero Coupon, 1/01/15                                  2,000         1,913,700
Cortland Spl Tax Rev
  Sheaffer Sys Proj
  5.50%, 3/01/17                                        1,330         1,343,114
Pingree Grove Village Spl Svc Area No. 1
  Cambrdg Lakes Proj Ser 05-1
  5.25%, 3/01/15                                        1,460         1,473,811
                                                                 --------------
                                                                      4,730,625

Indiana-0.2%
South Bend Eco Dev Rev
  One Michiana Square Proj
  4.928%, 10/01/09(b)                                   3,110         2,966,847


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 71


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Nevada-0.5%
Clark Cnty Spl Impt Dist No. 142
  4.75%, 8/01/09                                   $    2,945    $    2,990,706
Henderson Local Impt Dist No. T-16
  4.625%, 3/01/12                                         550           551,612
Henderson Local Impt Dist No. T-18
  4.35%, 9/01/09                                          950           950,485
Las Vegas Spl Impt Dist No. 607
  Local Impt Bonds
  5.00%, 6/01/10                                        1,905         1,916,887
  5.35%, 6/01/12                                        1,395         1,421,421
                                                                 --------------
                                                                      7,831,111

New York-85.2%
Albany Cnty
  FGIC
  5.00%, 10/01/12                                       1,100         1,157,475
Babylon
  Ser A AMBAC
  9.20%, 1/15/08                                        1,345         1,441,114
  Waste Facs FGIC
  9.00%, 8/01/09                                        1,550         1,772,782
Dutchess Cnty Resource Recovery Agy
  Solid Waste Sys BANS
  3.65%, 12/28/07                                       6,800         6,746,144
Erie Cnty IDA Sch Fac Rev
  City Sch Dist Buffalo Proj FSA
  5.00%, 5/01/10-5/01/14                                3,340         3,546,338
  5.75%, 5/01/24                                        1,520         1,709,210
Long Island Pwr Auth Elec Sys Rev
  MBIA Ser 1998B
  5.125%, 4/01/11                                       4,085         4,218,825
  Ser 8 SubSer 8B-RMK AMBAC
  5.25%, 4/01/09(b)                                     4,550         4,738,416
  Ser 8 SubSer 8C AMBAC
  5.00%, 4/01/10                                        3,530         3,700,252
  Ser A
  5.00%, 6/01/09                                        7,500         7,753,950
  Ser A AMBAC
  5.50%, 12/01/09                                       1,180         1,249,561
  Ser A FSA
  5.00%, 12/01/15                                       2,340         2,420,356
  Prerefunded 6/01/08 @ 101
  5.125%, 12/01/22                                        795           823,890
  Ser A MBIA-IBC
  5.50%, 12/01/23                                       5,300         5,524,349
  Ser D MBIA
  5.00%, 9/01/12                                       10,000        10,711,300
  Unrefunded Ser A FSA
  5.125%, 12/01/22                                      1,705         1,766,960


72 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
MTA
  Ser A FGIC
  5.25%, 11/15/16                                  $    2,590    $    2,905,125
MTA Commuter Facs
  Ser A
  Prerefunded 7/01/11 @ 100
  5.25%, 7/01/28                                        2,780         2,989,445
  Ser A MBIA
  Escrowed to Maturity
  6.10%, 7/01/09                                        1,495         1,596,884
  Ser B AMBAC
  Escrowed to Maturity
  5.00%, 7/01/20                                        1,260         1,295,393
MTA Dedicated Tax Fund
  Ser A FSA
  Prerefunded 10/01/14 @ 100
  5.25%, 4/01/15                                        7,860         8,747,944
  5.25%, 11/15/12                                       7,425         8,091,691
  Ser A MBIA
  5.00%, 11/15/11                                       1,865         1,988,575
  5.25%, 11/15/13                                       2,660         2,926,186
MTA New York Svc Contract
  Ser 7
  Escrowed to Maturity
  5.45%, 7/01/07                                        1,250         1,268,350
  Ser B FGIC
  5.00%, 1/01/09                                        8,095         8,355,902
  5.50%, 7/01/10                                        6,680         7,139,517
  Ser B MBIA
  5.50%, 1/01/13                                        4,090         4,518,305
  Ser B-1 AMBAC
  Prerefunded 1/01/12 @ 100
  5.00%, 7/01/18                                        1,000         1,069,240
  Ser K MBIA
  Escrowed to Maturity
  6.30%, 7/01/07                                        2,400         2,450,040
MTA Rev
  Ref Ser A AMBAC
  5.50%, 11/15/18                                       5,325         5,872,516
MTA Transit Facs New York Svc Contract
  Ser O AMBAC
  Escrowed to Maturity
  5.75%, 7/01/08                                        1,910         1,983,860
MTA Transportation Rev
  Ref Ser E MBIA
  5.00%, 11/15/10                                      10,150        10,716,268
Nassau Cnty
  Combined Sewer Dists Ser A AMBAC
  5.50%, 7/01/10                                        1,120         1,195,018
  Ser A AMBAC
  6.00%, 7/01/11                                        1,000         1,103,700


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 73


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
  Ser A FGIC
  6.00%, 7/01/12-7/01/13                           $    2,000    $    2,254,730
  Ser G MBIA
  5.40%, 1/15/10                                        1,090         1,151,171
Nassau Cnty IDA
  North Shore Hlth Sys Proj Ser C
  5.625%, 11/01/10                                        610           627,843
Nassau Cnty Interim Fin Auth
  Ref Sales Tax Secured Ser B
  5.00%, 11/15/12-11/15/14                             10,190        10,986,909
  Sales Tax Secured Ser A
  5.00%, 11/15/12                                       2,715         2,921,829
  Sales Tax Secured Ser A1 AMBAC
  5.375%, 11/15/15-11/15/16                             3,770         4,096,744
  Ser A AMBAC
  5.00%, 11/15/13                                       4,145         4,495,377
Nassau Cnty Tobacco Settlement Corp.
  Ser A
  Prerefunded 7/15/09 @ 101
  6.50%, 7/15/27                                        1,445         1,571,134
New York City GO
  Ref Ser G
  5.25%, 8/01/07                                        4,420         4,481,040
  Ser 03C
  5.50%, 9/15/19                                        1,000         1,095,250
  Ser 98F
  5.50%, 8/01/07                                          500           507,915
  Ser A
  5.00%, 8/01/07-8/01/13                                9,665        10,123,034
  5.25%, 8/01/09-8/01/17                                7,465         8,005,190
  Ser A XLCA
  Prerefunded 05/15/10 @ 101
  6.50%, 5/15/17                                        2,740         3,041,811
  Ser B
  5.00%, 8/01/10                                        3,740         3,917,164
  5.25%, 8/01/14                                        1,700         1,873,876
  Ser B AMBAC
  7.25%, 8/15/07                                        1,265         1,305,607
  Ser B FSA
  5.25%, 8/01/12-8/01/16                               14,105        15,151,638
  Ser D MBIA-IBC
  Prerefunded 8/01/07 @ 101
  5.25%, 8/01/21                                          390           399,532
  Prerefunded 8/01/07 @ 101
  6.50%, 11/01/09                                       3,345         3,624,876
  Ser F
  5.25%, 8/01/16                                        3,335         3,557,111
  Ser F MBIA-IBC
  5.75%, 8/01/11                                        1,110         1,214,773
  Ser G
  5.00%, 8/01/08-8/01/12                               25,305        26,345,981
  5.50%, 8/01/09                                       18,230        19,136,578


74 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
  Ser G MBIA-IBC
  5.75%, 8/01/11                                   $    6,460    $    7,069,759
  Ser H
  5.00%, 8/01/11                                        1,080         1,141,960
  Ser I
  5.00%, 8/01/08-8/01/14                               11,825        12,402,991
  Ser I MBIA-IBC
  5.00%, 8/01/13-8/01/16                                5,790         6,252,036
  Ser J
  5.00%, 3/01/10-3/01/16                               10,360        10,953,064
  Ser J MBIA
  5.00%, 8/01/23                                        1,240         1,278,390
  Ser M
  5.00%, 4/01/11-4/01/12                                6,770         7,174,164
  SubSer F-1
  5.25%, 9/01/14                                        6,345         6,945,491
New York City Hlth & Hosp Corp.
  Hlth Sys Rev Ref Ser A AMBAC
  5.00%, 2/15/10                                        9,475         9,891,331
New York City Hsg Dev Corp.
  MFHR Ser C AMT
  4.25%, 5/01/10                                       14,175        14,239,213
New York City IDA
  Civic Facs Rev Polytechnic Univ Proj
  5.75%, 11/01/11-11/01/12                              3,775         3,980,297
  6.00%, 11/01/20                                       1,045         1,110,438
New York City IDA Civic Fac Rev
  Magen David Yeshivah Proj ACA
  4.99%, 6/15/13                                        7,155         7,426,532
New York City IDA Spl Fac Rev
  Terminal One Group Association Proj.
  5.00%, 1/01/08-1/01/09                                5,745         5,850,799
New York City Mun Wtr Fin Auth
  Ref Ser A
  5.25%, 6/15/11                                        1,000         1,070,670
  Ser A
  6.00%, 6/15/09-6/15/10                                2,880         3,096,246
  Ser A AMBAC
  5.875%, 6/15/13                                       1,775         2,016,702
  Ser D
  5.00%, 6/15/10                                        4,975         5,219,123
  5.50%, 6/15/17                                        2,460         2,666,566
New York City Mun Wtr Fin Auth
  Wtr & Sewer Sys Rev
  Ser 97B AMBAC-TCRS
  Prerefunded 6/15/07 @ 101
  5.75%, 6/15/26                                        5,000         5,128,150
  Ser A AMBAC
  5.875%, 6/15/12                                       8,285         9,274,726
  Ser B
  5.00%, 6/15/12                                        5,000         5,346,800


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 75


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
  Ser D FSA
  5.00%, 6/15/11                                   $    6,215    $    6,601,449
New York City TFA
  2004 Ser C
  Prerefunded 5/01/08 @ 101
  5.00%, 5/01/26                                           10            10,332
  Future Tax Secured Ser C
  5.25%, 2/01/15                                        5,905         6,475,364
  Future Tax Secured SubSer A-1
  5.00%, 8/01/10-8/01/13(b)                             4,720         5,000,650
  5.25%, 8/01/14(a)                                     1,300         1,432,964
  Ref Ser A-1
  5.00%, 11/01/12                                       3,420         3,681,014
  Ser 2A
  5.50%, 11/01/26(b)                                   17,830        19,302,045
  Ser A
  5.25%, 5/01/17                                        1,000         1,066,390
  5.375%, 2/15/18                                       3,350         3,578,470
  Ser A FGIC
  5.50%, 11/01/13                                       7,075         7,806,484
  Ser A-1
  5.00%, 11/01/11-11/01/13                             14,295        15,369,261
  Ser B
  5.125%, 11/01/15                                      1,185         1,243,729
  5.50%, 2/01/10-2/01/17                               12,885        13,892,288
  Ser B MBIA-IBC
  5.375%, 2/01/14                                       3,610         3,941,831
  Ser C
  Prerefunded 5/01/08 @ 101
  5.00%, 2/15/09-5/01/26                                6,375         6,589,732
  Prerefunded 5/01/08 @ 101
  5.25%, 5/01/12(c)(d)                                  4,185         4,339,719
  Prerefunded 5/01/09 @ 101
  5.25%, 5/01/14-5/01/15                                3,500         3,684,135
  5.25%, 2/01/13-2/01/21                                8,620         9,372,232
  Ser C AMBAC
  5.25%, 8/01/20                                        3,000         3,231,720
  Ser C-2005
  Prerefunded 5/01/08 @ 101
  5.00%, 5/01/26                                          870           898,858
  Ser D-2 FGIC
  5.00%, 11/01/13                                      18,225        19,758,269
  Ser E FSA
  5.25%, 2/01/14                                        7,800         8,498,802
  Ser E MBIA
  5.25%, 2/01/21                                        2,000         2,148,780
  Ser E MBIA-IBC
  5.00%, 2/01/10                                        1,285         1,344,945
  SubSer D-1
  5.00%, 11/01/09-11/01/10                             20,520        21,539,364
  SubSer D-2
  5.00%, 11/01/12                                      14,760        15,886,483


76 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
  Tax Secured Ref Ser B
  5.25%, 2/01/29(b)                                $    2,685    $    2,849,778
  Unrefunded Bal 2005 Future Ser C
  5.25%, 5/01/15                                          280           294,305
  Unrefunded Bal Ser C-2005
  5.00%, 5/01/26                                        2,765         2,837,802
New York City Trans Auth
  COP Ser A AMBAC
  5.50%, 1/01/08                                        1,560         1,598,267
New York Liberty Dev Corp Rev
  National Sports Museum Proj Ser A
  6.125%, 2/15/19                                       2,250         2,328,233
New York State
  Ser D AMBAC
  5.00%, 7/15/17                                        2,045         2,118,784
New York State Brdg Auth
  5.00%, 1/01/17                                        4,575         4,849,043
New York State Dorm Auth
  Aids Long-Term Hlth Care Fac
  5.00%, 11/01/11                                       3,875         4,057,861
  Brookdale Hosp Rev Ref Ser J AMBAC
  5.125%, 2/15/08                                       1,000         1,020,880
  Brookdale Hosp Secured Hosp Program MBIA
  5.20%, 2/15/14                                        1,140         1,180,607
  City Univ Rev Ser A AMBAC
  5.75%, 7/01/09                                        3,630         3,780,609
  City Univ Rev Ser A FSA
  5.75%, 7/01/09                                        2,000         2,082,980
  City Univ Ser 2
  5.75%, 7/01/07                                        1,015         1,031,514
  City Univ Ser A
  5.75%, 7/01/09                                        1,125         1,169,280
  City Univ Sys Rev Consolidated 5th Gen Ser A
  5.00%, 1/01/07                                        4,240         4,254,246
  City Univ Sys Ser 1 FSA
  5.75%, 7/01/13                                        1,135         1,212,384
  Columbia Univ
  5.75%, 7/01/07                                        1,290         1,311,556
  Columbia Univ Ser A
  5.75%, 7/01/10                                        3,830         4,133,719
  Highland Cmnty Dev Corp. Rev Ser B
  5.50%, 7/01/23                                        1,940         1,941,339
  Hlth Facs Ser 1 FSA
  5.125%, 1/15/13                                       1,880         1,960,727
  Jewish Board of Family & Children AMBAC
  5.00%, 7/01/09                                        1,005         1,044,034
  Kateri Residence
  4.00%, 7/01/07                                        1,305         1,309,398
  Medical College MBIA
  5.25%, 7/01/11                                        1,085         1,127,901


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 77


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
  Mental Hlth Rev Ser D
  Prerefunded 8/15/08 @ 101
  5.00%, 8/15/17                                   $        5    $        5,186
  Mental Hlth Ser D MBIA
  5.00%, 8/15/17                                        4,855         5,010,117
  5.25%, 2/15/13                                        1,110         1,152,047
  Mental Hlth Svcs Facs Ser B
  6.50%, 2/15/09                                        1,505         1,600,161
  Mental Hlth Svcs Facs Ser C-1
  5.00%, 2/15/08-2/15/10                               10,370        10,676,539
  Mental Hlth Svcs Facs Ser D-1
  5.00%, 2/15/07-2/15/09                                4,000         4,071,680
  Mental Hlth Svcs Ser A
  Prerefunded 2/15/07 @ 102
  5.70%, 2/15/09                                        1,505         1,546,555
  Mental Hlth Svcs Ser C MBIA
  5.25%, 2/15/19                                        1,780         1,850,630
  Mental Hlth Svcs Ser D FSA
  Prerefunded 8/15/10 @ 100
  5.75%, 8/15/11-2/15/12                                2,075         2,243,034
  Prerefunded 8/15/10 @ 100
  5.875%, 2/15/13                                       2,205         2,393,461
  Mt. Sinai New York Univ Hlth Ser C
  5.00%, 7/01/11                                        6,410         6,509,932
  New York Univ Ser A MBIA
  5.75%, 7/01/12                                        1,540         1,711,956
  6.00%, 7/01/18                                        1,000         1,196,260
  North Gen Hosp Secured Hosp Program
  Ser G MBIA
  Escrowed to Maturity
  5.20%, 2/15/16                                        1,000         1,035,220
  Secured Hosp Program Ser E MBIA
  5.20%, 2/15/15                                        3,930         4,067,314
  South Nassau Cmnty Hosp Ser B AMBAC
  5.25%, 7/01/19                                        1,325         1,419,247
  State Personal Income Tax Edu Ser A MBIA
  5.50%, 3/15/11                                        4,405         4,757,312
  State Personal Income Tax Rev Ser A
  5.375%, 3/15/21                                       5,180         5,714,110
  State Personal Income Tax Rev Ser A FGIC
  5.25%, 3/15/10                                        3,150         3,327,503
  State Univ
  5.25%, 11/15/23(b)                                    4,960         5,330,710
  State Univ Dorm Facs Lease Rev
  Prerefunded 7/01/12 @ 100
  5.375%, 7/01/19                                       1,400         1,528,548
  State Univ Dorm Facs Ser A MBIA
  5.00%, 7/01/14-7/01/15                               11,080        12,084,187
  State Univ Edu Facs Ser 1989 MBIA
  6.00%, 5/15/16                                        6,055         6,596,256


78 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
  State Univ Edu Facs Ser A MBIA-IBC
  5.875%, 5/15/11                                  $    6,625    $    7,274,912
  State Univ Rev Edu Facs Ser A MBIA
  5.50%, 5/15/09                                        1,065         1,117,718
  State Univ Rev Ser A FGIC
  5.50%, 5/15/09                                        4,055         4,255,723
  Third General Ser A
  5.25%, 11/15/13                                       4,965         5,359,916
  Univ Rev Ser B MBIA-IBC
  5.00%, 7/01/11                                        1,815         1,928,819
  Unrefunded Portion Mental Hlth Svcs Ser D FSA
  5.75%, 8/15/11-2/15/12                                   85            91,333
  5.875%, 2/15/13                                         100           107,722
  Westchester Cnty Court Facs AMBAC Surety
  5.125%, 8/01/12                                       1,000         1,044,700
  5.25%, 8/01/13-8/01/17                                3,205         3,357,141
  Winthrop Univ Hosp Assoc Ser A AMBAC
  5.25%, 7/01/18                                        1,000         1,070,680
New York State Dorm Auth Lease Rev
  Mun Hlth Facs Impt Program Ser 1 FSA
  5.00%, 1/15/09                                        1,900         1,958,064
  State Univ FGIC
  Prerefunded 7/01/11 @ 100
  5.50%, 7/01/17-7/01/20                                2,640         2,867,489
New York State Dorm Auth Rev
  City Univ Sys Consolidated Gen Ser A FGIC
  5.00%, 7/01/16                                        1,000         1,087,710
  State Personal Income Tax Rev Edu Ser F
  5.00%, 3/15/11                                        3,035         3,210,666
  State Personal Income Tax Rev Edu Ser F FSA
  5.00%, 3/15/13                                        2,525         2,725,233
  State Personal Income Tax Rev Ser A
  FGIC TCRS
  5.50%, 3/15/14                                        4,750         5,244,950
  Wyckoff Heights Ser H MBIA
  5.20%, 2/15/16                                        5,820         6,030,509
New York State Energy Research & Dev Auth
  PCR
  ARS Electric & Gas Proj Ser C MBIA
  3.25%, 4/01/34                                       17,725        17,422,611
New York State Env Facs Corp.
  Clean Wtr & Drinking PreRef Revolving Funds
  Muni Wtr Proj Ser K
  5.50%, 6/15/15                                        3,050         3,459,768
  Clean Wtr & Drinking PreRef Revolving Funds
  Ser D
  Prerefunded 10/15/08 @ 102
  5.15%, 10/15/19                                         185           194,603
  Clean Wtr & Drinking Revolving Funds
  5.00%, 6/15/15                                        3,300         3,556,311


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 79


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
  Clean Wtr & Drinking Revolving Funds
  Mun Wtr Fin Proj
  5.00%, 6/15/25                                  $    13,745    $   14,600,351
  Clean Wtr & Drinking Revolving Funds
  Mun Wtr Fin Ser 01-D
  5.00%, 6/15/18-6/15/19                                2,730         2,870,108
  Clean Wtr & Drinking Revolving Funds
  Pooled Funding Program Ser B
  5.375%, 11/15/18                                      1,485         1,596,078
  New York City Mun Wtr Fin Proj-2ND Resources
  5.25%, 6/15/14                                        1,640         1,816,940
  Personal Income Tax Rev Ser A FGIC
  5.25%, 1/01/19-1/01/20                                3,340         3,605,039
  State Env Ser A FGIC
  5.00%, 12/15/23                                       1,060         1,130,352
  State Revolving Fund Mun Wtr Proj Ser J
  5.00%, 6/15/19                                        2,310         2,451,903
  State Revolving Fund New York City
  Mun Wtr Fin Auth
  Escrowed to Maturity
  5.75%, 6/15/11                                        1,490         1,633,293
  State Revolving Fund New York City
  Mun Wtr Ref Ser A
  5.75%, 6/15/07                                           15            15,023
  State Revolving Fund Ser 1994
  5.75%, 6/15/11                                          745           816,982
  Escrowed to Maturity
  5.75%, 6/15/11                                        4,770         5,228,731
  State Revolving Fund Ser A
  4.95%, 6/15/10                                        1,730         1,770,084
  5.20%, 12/15/15                                         225           229,698
  State Revolving Fund Ser B
  5.875%, 7/15/20                                       4,560         4,876,920
  Prerefunded 7/15/09 @ 101
  5.875%, 7/15/20                                         440           471,790
  State Revolving Fund Ser K
  5.00%, 6/15/09-6/15/11                               13,010        13,730,256
  Wtr Sub Revolving Fund Ser E MBIA
  5.50%, 6/15/07                                        5,000         5,070,100
New York State GO
  Unrefunded Balance Ser B AMBAC TCRS
  5.625%, 8/15/08                                       4,245         4,269,663
New York State Hsg Fin Agy
  Hlth Facs New York City Ser A
  6.00%, 11/01/07                                       1,160         1,179,372
  State Personal Income Tax Rev
  Economic Development & Housing Ser A
  5.25%, 3/15/20                                        2,615         2,808,301
  State Personal Income Tax Rev Ser A
  5.25%, 9/15/21                                        2,825         3,028,852


80 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
New York State Hsg Fin Agy Svc Contract
  Ser C MBIA-IBC
  5.50%, 9/15/18                                   $    2,720    $    2,818,790
  Ser K
  5.00%, 3/15/09                                        1,695         1,748,867
New York State Loc Govt Assistance Corp.
  Ref Sub Lien Ser A-1 FSA
  5.00%, 4/01/11                                        9,470        10,055,625
  Ref Sub Lien Ser A-2
  5.00%, 4/01/10                                        5,275         5,529,413
  Ser A
  6.00%, 4/01/08                                        3,035         3,102,074
  Ser A FGIC
  5.00%, 4/01/15                                        1,355         1,406,951
New York State Mortgage Agy
  AMT Homeowner Mortgage Rev Ser 69
  5.50%, 10/01/28                                         995         1,015,407
  AMT Homeowner Mortgage Rev Ser 99
  4.50%, 4/01/23                                        4,430         4,437,753
New York State Pwr Auth Rev
  Ser A
  5.00%, 11/15/20                                       2,680         2,843,373
New York State Twy Auth
  Hwy & Brdg Trust Fund Ser A FGIC
  5.00%, 4/01/18                                        1,120         1,198,366
  Hwy & Brdg Trust Fund Ser A FSA
  5.25%, 4/01/08                                        2,750         2,819,740
  Hwy & Brdg Trust Fund Ser B FSA
  5.00%, 4/01/17                                        1,310         1,332,886
  Local Hwy & Brdg Svc Contract MBIA
  5.10%, 4/01/10                                        1,050         1,104,054
  Local Hwy & Brdg Svc Contract Rev
  5.50%, 4/01/11                                        3,520         3,790,547
  Local Hwy & Brdg Svc Contract Ser 2002 C
  5.50%, 4/01/12                                        3,720         4,057,739
  Personal Income Tax Rev Ser 2005 A FSA
  5.00%, 3/15/18                                        1,930         2,078,629
  Personal Income Tax Rev Ser A AMBAC
  5.00%, 3/15/15                                       10,170        11,113,674
  Personal Income Tax Rev Ser A FSA
  5.00%, 3/15/11-3/15/15                               11,725        12,666,271
  Personal Income Tax Rev Ser A MBIA
  5.00%, 3/15/19                                        2,500         2,649,525
  Second Gen Hwy & Brdg Trust Fund
  Ser A MBIA
  5.00%, 4/01/24                                        1,060         1,128,614
  5.25%, 4/01/13                                        5,435         5,936,868
  Second Gen Hwy & Brdg Trust Fund
  Ser B AMBAC
  5.25%, 4/01/11                                        3,775         4,039,288


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 81


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
  Second Gen Hwy & Brdg Trust Fund
  Ser B FSA
  5.00%, 4/01/12                                   $    1,415    $    1,512,918
  Ser A
  5.00%, 3/15/09                                        4,780         4,937,597
  5.25%, 4/01/12                                        2,755         2,979,670
  Ser B
  5.25%, 4/01/14                                        3,140         3,460,217
  Ser F
  5.00%, 1/01/14                                        7,210         7,819,317
New York State Twy Auth Gen Rev
  Ser F AMBAC
  5.00%, 1/01/11-1/01/13                               13,450        14,316,531
New York State Twy Auth Hwy & Brdg Trust Fund
  Ref Ser C MBIA
  5.25%, 4/01/11                                        4,625         4,948,796
  Second Gen Ser B FGIC
  5.00%, 4/01/13-4/01/16                               26,690        28,906,520
  Second Gen Ser B FSA
  5.00%, 4/01/14-4/01/15                               76,785        83,442,395
  Ser B FSA
  5.00%, 4/01/11                                        3,000         3,179,130
New York State Twy Auth Rev
  Local Hwy & Brdg Svc Contract
  5.00%, 4/01/09                                        5,775         5,968,809
  Prerefunded 4/01/11 @ 100
  5.25%, 4/01/16-4/01/18                                9,000         9,645,480
New York State Twy Auth
  Second Gen Hwy and Brdg Trust Fund
  Ser B AMBAC
  5.25%, 4/01/12                                       13,700        14,817,235
New York State Twy Auth Svc Contract Rev
  Prerefunded 4/01/11 @ 100
  5.25%, 4/01/17                                        5,860         6,280,279
  Ser A-2 MBIA
  5.375%, 4/01/09                                       3,500         3,627,295
New York State UDC
  Correctional & Youth Facs Svcs Ser A
  5.25%, 1/01/21                                       10,200        10,540,986
  Correctional Facs Ser B AMBAC
  Prerefunded 1/01/09 @ 101
  5.25%, 1/01/16                                        2,330         2,440,139
  Correctional Ref Ser A XLCA
  5.25%, 1/01/11                                        2,310         2,459,503
  State Personal Income Tax Rev
  Ser 2005 A-1 AMBAC
  5.00%, 12/15/20                                       6,265         6,742,769
Niagara Falls Brdg Commission
  Escrowed to Maturity
  6.30%, 10/01/12                                       4,670         5,360,366


82 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Onondaga Cnty
  Escrowed to Maturity
  5.70%, 4/01/11                                   $    1,830    $    1,995,194
  Economically Defeased
  Escrowed to Maturity
  5.70%, 4/01/09                                        1,800         1,895,022
  Unrefunded Balance
  5.70%, 4/01/09-4/01/11                                1,570         1,679,824
Port Auth of New York & New Jersey
  Consolidated 117th Ser FGIC AMT
  5.125%, 11/15/15                                      1,355         1,400,514
  Consolidated 126th Ser FGIC
  5.25%, 11/15/08                                      11,570        11,957,132
  5.50%, 11/15/09-11/15/10                             18,800        19,896,997
  Spl Oblig Rev MBIA
  6.00%, 12/01/06                                       1,205         1,209,338
  6.25%, 12/01/08                                       2,090         2,197,677
Suffolk Cnty
  Ref Ser B FSA
  5.00%, 5/01/09                                        1,980         2,052,468
Suffolk Cnty Wtr Auth Wtrwks Rev
  Ser Lien MBIA
  Escrowed to Maturity
  5.10%, 6/01/08                                           80            82,119
  Unrefunded Balance Ser Lien MBIA
  5.10%, 6/01/08                                          920           943,626
Tobacco Settlement Fin Corp.
  Tobacco Settlement Asset Backed Ser A-1
  5.00%, 6/01/09-6/01/11                                5,050         5,164,490
  Tobacco Settlement Asset-Backed Ser C-1
  5.50%, 6/01/14                                       16,465        17,241,983
Triborough Brdg & Tunnel Auth
  Convention Center Ser E
  6.00%, 1/01/11                                        1,490         1,626,350
  Gen Purpose Ser A
  Prerefunded 1/01/12 @ 100
  5.125%, 1/01/31                                       7,715         8,294,937
  New York Toll Rev Ser Y
  Escrowed to Maturity
  5.50%, 1/01/17                                        9,370        10,496,555
  Ser A
  5.00%, 1/01/20                                        1,000         1,048,250
  5.25%, 1/01/17                                        5,025         5,397,704
  Ser B
  5.00%, 11/15/11                                       8,880         9,455,602
  5.25%, 11/15/12-11/15/13                             14,455        15,797,578
  Spl Oblig Ser A MBIA
  Escrowed to Maturity
  5.125%, 1/01/18                                       8,165         8,471,759
  Toll Rev Gen Purpose Senior Ser
  Escrowed to Maturity
  5.50%, 1/01/12                                       13,745        14,416,306


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 83


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Westchester Cnty
  Ser A
  6.75%, 2/01/07                                    $   1,300    $    1,313,741
Westchester Cnty IDA
  Resource Recovery Rev Ser A AMBAC
  5.60%, 7/01/07                                        4,000         4,003,000
Yonkers
  Ref Ser A MBIA
  5.00%, 12/01/10-8/01/14                              13,145        14,005,916
  Ser A MBIA
  5.00%, 8/01/12                                        2,525         2,696,826
                                                                 --------------
                                                                  1,340,503,692

North Carolina-0.3%
North Carolina Eastern Mun Pwr Agy Pwr Sys
  Ref Ser C
  5.375%, 1/01/17                                       2,285         2,436,084
  Ref Ser D
  5.375%, 1/01/10                                       2,445         2,551,407
                                                                 --------------
                                                                      4,987,491

Ohio-0.4%
Ohio State Air Quality Dev Auth Rev Cleveland
  Pollution Control Ser B
  3.75%, 10/01/30(b)                                    5,095         5,111,508
Port Authority of Columbiana County SWFR
  Liberty Wste Transp LLC Proj Ser A AMT
  7.00%, 8/01/21                                        1,600         1,623,040
                                                                 --------------
                                                                      6,734,548

Pennsylvania-0.2%
Beaver County IDA PCR
  Cleveland Electric Proj
  3.75%, 10/01/30(b)                                    1,075         1,072,345
Montgomery Cnty IDA Rev
  Whitemarsh Con Care Proj Ser 05
  6.00%, 2/01/21                                        1,515         1,605,809
                                                                 --------------
                                                                      2,678,154

Puerto Rico-5.6%
Puerto Rico Commonwealth
  MBIA
  6.25%, 7/01/09                                        1,810         1,938,438
  Public Impt Ser A
  5.00%, 7/01/13                                        2,005         2,130,854
  Ref Pub Impt Ser A MBIA IBC
  5.50%, 7/01/15                                        6,575         7,456,905
  Ref Public Impt Ser C FSA
  5.00%, 7/01/21                                       10,255        10,508,709
Puerto Rico Commonwealth Govt Dev Bk
  Ser B
  5.00%, 12/01/11-12/01/13                             13,350        14,113,141


84 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Puerto Rico Commonwealth Infrastructure Fin Auth
  Ref Ser C AMBAC
  5.50%, 7/01/14                                   $   14,765    $   16,549,498
Puerto Rico Hsg Bank & Fin Agy
  Ref Commonwealth Appropriation Loan
  Insurance Claims
  5.25%, 12/01/06                                       3,425         3,428,562
Puerto Rico Hwy & Transp Auth Transp Rev
  5.00%, 7/01/07                                        2,000         2,015,800
Puerto Rico Pub Bldgs Auth Rev Gtd
  Govt Facs Ser J AMBAC
  5.00%, 7/01/36(b)                                     6,925         7,393,822
  Ref Govt Facs Ser C
  5.25%, 7/01/08                                        1,000         1,021,950
  Ref Govt Facs Ser J
  5.00%, 7/01/28(b)                                     1,000         1,045,050
Puerto Rico Pub Fin Corp.
  Commonwealth Appropriated Ser A AMBAC
  5.25%, 8/01/30                                        4,360         4,688,046
  Commonwealth Appropriated Ser A FGIC
  5.25%, 8/01/31                                       14,640        15,741,513
                                                                 --------------
                                                                     88,032,288

South Carolina-0.1%
Lancaster Cnty Assmt Rev
  Edenmoor Impt Dist Ser B
  5.375%, 12/01/16                                      1,335         1,365,078

Virginia-0.6%
Broad Str CDA
  7.125%, 6/01/15                                       1,785         1,963,036
Celebrate CDA Spl Assmt Rev
  Proj Ser B
  6.25%, 3/01/18                                        1,750         1,860,775
Louisa IDA PCR
  Elec & Pwr Co.
  5.25%, 12/01/08                                       4,910         4,967,545
                                                                 --------------
                                                                      8,791,356

West Virginia-0.1%
Putnam Cnty PCR
  Appalachian Pwr Co. Proj Ser E
  2.80%, 5/01/19(b)                                     2,150         2,146,238

Total Municipal Bonds
  (cost $1,528,371,175)                                           1,548,759,569

Short-Term Municipal Notes-0.4%
New York-0.4%
New York City
  SubSer I
  3.80%, 4/01/36                                        1,000         1,000,000


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 85


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
New York City Hsg Dev Corp.
  Residential East 17th St Ser A
  3.83%, 1/01/23                                   $    1,200    $    1,200,000
New York City Mun Wtr Fin Auth
  Fiscal 2003 SubSer C-1
  3.81%, 6/15/18(d)                                     1,800         1,800,000
New York City Mun Wtr Fin Auth
  Wtr & Swr Sys Rev
  2ND Gen Resolution Ser AA-1
  3.84%, 6/15/32(d)                                     2,200         2,200,000
New York City TFA
  Rec Ser 1-Sub 1C
  3.80%, 11/01/22(d)                                      555           555,000

Total Short-Term Municipal Notes
  (cost $6,755,000)                                                   6,755,000

Total Investments-98.9%
  (cost $1,535,126,175)(e)                                        1,555,514,569
Other assets less liabilities-1.1%                                   17,476,863

Net Assets-100%                                                  $1,572,991,432

INTEREST RATE SWAP TRANSACTIONS

                                                       Rate Type
                                               --------------------------
                                                 Payments       Payments
                       Notional                   made by       received       Unrealized
    Swap                Amount     Termination     by the         by the      Appreciation/
Counterparty            (000)          Date      Portfolio      Portfolio    (Depreciation)
--------------------------------------------------------------------------------------------
Citigroup             $ 13,700        6/22/07       BMA*          2.962%        $(62,212)
Goldman Sachs            7,000        1/05/07       BMA*          3.405%          (8,373)
JP Morgan               13,400        4/05/07       BMA*          2.988%         (61,470)
JP Morgan                7,400       10/01/07       BMA*          3.635%           8,071
Merrill Lynch            7,500        7/12/08       BMA*          3.815%          49,744
Morgan Stanley           7,000       10/06/06       BMA*          3.217%          (6,552)

* Variable interest based on the BMA (Bond Market Association) Municipal Swap Index, which fluctuates weekly.

(a)  When-issued security.

(b)  Variable rate coupon, rate shown as of September 30, 2006.

(c) Represents entire or partial position segregated as collateral for interest rate swaps.

(d) Represents entire or partial position segregated as collateral for when issued securities.

(e) At September 30, 2006, the cost basis for tax purposes was $1,535,129,804. Gross unrealized appreciation of investments was $25,602,478 and gross unrealized depreciation of investments was $5,217,713, resulting in net unrealized appreciation of $20,384,765 (excluding swap transactions).


86 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


Glossary of Terms:

ACA   - American Capital Access Financial Guaranty Corporation
AMBAC - American Municipal Bond Assurance Corporation
AMT   - Alternative Minimum Tax--(subject to)
ARS   - Adjustable Rate Security
BANS  - Bond Anticipation Notes
CDA   - Community Development Administration/Authority
CDD   - Community Development District
COP   - Certificate of Participation
FGIC  - Financial Guaranty Insurance Company
FSA   - Financial Security Assurance, Inc.
GO    - General Obligation
IBC   - International Bancshares Corporation
IDA   - Industrial Development Authority
MBIA  - Municipal Bond Investors Assurance
MFHR  - Multi-Family Housing Revenue
MTA   - Metropolitan Transportation Authority
PCR   - Pollution Control Revenue
SWFR  - Solid Waste Finance Revenue
TCRS  - Transferable Custody Receipts
TFA   - Transitional Finance Authority
UDC   - Urban Development Corporation
XLCA  - XL Capital Assurance

See notes to financial statements.


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 87


STATEMENTS OF ASSETS & LIABILITIES
September 30, 2006

                                  California      Diversified       New York
                                  Municipal        Municipal        Municipal
                                  Portfolio        Portfolio        Portfolio
                               --------------   --------------   --------------
Assets
Investments in securities,
  at value                     $1,244,739,884   $3,841,754,791   $1,555,514,569
Cash in bank                          259,814           29,830          340,766
Receivables:
  Interest                         16,772,303       49,985,592       22,871,149
  Investment securities sold          630,000       18,505,478          755,000
  Capital shares sold               2,251,354       15,418,885        4,848,784
Appreciation of swap
  agreement                            46,121          139,799           57,815
Total assets                    1,264,699,476    3,925,834,375    1,584,388,083

Liabilities
Payables:
  Dividends to shareholders         1,076,079        3,381,162        1,430,764
  Investment securities
    purchased                       2,603,234       75,219,044        8,386,729
  Capital shares redeemed             677,523        2,230,814          527,791
  Management fee                      503,003        1,415,128          619,543
  Shareholder servicing and
    administration fee                 97,493          300,335          121,136
  Transfer Agent fee                   12,861           45,110           18,022
  Distribution fee payable             38,216           87,285           54,230
  Accrued expenses                     82,996          201,538           99,829
Depreciation of swap
  agreement                           120,133          312,292          138,607
Total liabilities                   5,211,538       83,192,708       11,396,651
Net Assets                     $1,259,487,938   $3,842,641,667   $1,572,991,432
Cost of investments            $1,229,164,870   $3,798,681,102   $1,535,126,175

Net Assets Consist of:
Capital stock, at par*         $       88,663   $      273,924   $      113,515
Additional paid-in capital      1,246,138,495    3,808,304,500    1,554,423,675
Undistributed net investment
  income/(excess distributions)      (112,095)          81,632           29,698
Accumulated net realized loss
  on investment and futures
  transactions                     (2,128,127)      (8,919,585)      (1,883,058)
Unrealized appreciation of
  investments, and swaps           15,501,002       42,901,196       20,307,602
                               $1,259,487,938   $3,842,641,667   $1,572,991,432


* The Sanford C. Bernstein Fund, Inc. has authorized 7.8 billion shares of common shares with par value of $.001 per share.


88 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


                                  California      Diversified       New York
                                  Municipal        Municipal        Municipal
                                  Portfolio        Portfolio        Portfolio
                               --------------   --------------   --------------
Calculation of Maximum
Offering Price

Municipal Class Shares
Net Assets                     $1,194,575,010   $3,693,513,447   $1,484,265,084
Shares of capital stock
  outstanding                      84,093,365      263,297,052      107,109,366
Net asset value and offering
  price per share              $        14.21   $        14.03   $        13.86

Class A Shares
Net Assets                     $   26,647,958   $   64,074,023   $   34,440,282
Shares of capital stock
  outstanding                       1,875,971        4,566,157        2,486,215
Net asset value and redemption
  price per share              $        14.20   $        14.03   $        13.85
Sales charge--4.25% of public
  offering price                          .63              .62              .61
Maximum offering price         $        14.83   $        14.65   $        14.46

Class B Shares
Net Assets                     $   16,011,651   $   38,429,385   $   31,804,064
Shares of capital stock
  outstanding                       1,126,984        2,738,302        2,296,789
Net asset value and offering
  price per share              $        14.21   $        14.03   $        13.85

Class C Shares
Net Assets                     $   22,253,319   $   46,624,812   $   22,482,002
Shares of capital stock
  outstanding                       1,566,614        3,322,512        1,622,890
Net asset value and offering
  price per share              $        14.20   $        14.03   $        13.85


See notes to financial statements.


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 89


STATEMENTS OF OPERATIONS
Year Ended September 30, 2006

                                 California       Diversified       New York
                                  Municipal        Municipal        Municipal
                                  Portfolio        Portfolio        Portfolio
                               --------------   --------------   --------------
Investment Income:
  Interest                     $   44,084,143   $  135,400,675   $   59,331,625
Total income                       44,084,143      135,400,675       59,331,625

Expenses:
Management fee                      5,674,712       15,952,051        7,130,072
Shareholder servicing fee           1,073,155        3,309,135        1,364,506
Custodian fee                         259,984          465,335          285,041
Transfer Agent fee--Municipal
  Class                                36,794          121,834           40,206
Transfer Agent fee--Class A            13,399           35,946           20,163
Transfer Agent fee--Class B             8,785           25,581           20,789
Transfer Agent fee--Class C            10,377           27,981           14,758
Distribution fees--Class A             94,549          214,292          118,892
Distribution fees--Class B            207,143          516,406          405,518
Distribution fees--Class C            245,501          558,063          286,607
Auditing and tax fees                  43,478          119,192           51,675
Registration fees                      38,759          326,780           70,801
Directors' fees and expenses           31,123           99,643           38,800
Printing fees                          22,848          103,275           47,376
Legal fees                             16,974           52,912           21,155
Miscellaneous                          32,942           90,058           46,338
Total expenses                      7,810,523       22,018,484        9,962,697
Less: expense offset
  arrangement                            (610)          (1,658)          (1,194)
Net expenses                        7,809,913       22,016,826        9,961,503
Net investment income              36,274,230      113,383,849       49,370,122

Realized and Unrealized Gain
(Loss) on Investment
Transactions
Net realized gain (loss) on:
  Investment transactions             (28,718)      (4,431,681)      (1,208,803)
  Futures transactions                201,789          105,699          321,902
  Swap transactions                   (22,262)       1,413,365          223,491
Net realized gain (loss) on
  investment transactions             150,809       (2,912,617)        (663,410)
Net decrease in unrealized
  appreciation/(depreciation)
  of investments, futures
  and swaps                        (1,031,625)      (1,215,704)      (3,245,317)
Net realized and unrealized
  loss on investment
  transactions                       (880,816)      (4,128,321)      (3,908,727)

Net increase in net assets
  resulting from operations    $   35,393,414   $  109,255,528   $   45,461,395


See notes to financial statements.


90 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


STATEMENTS OF CHANGES IN NET ASSETS

                                                    California Municipal
                                                          Portfolio
                                                -------------------------------
                                                     Year             Year
                                                     Ended            Ended
                                                    9/30/06          9/30/05
                                                --------------   --------------
Increase (Decrease) in Net Assets
from Operations:
Net investment income                           $   36,274,230   $   29,762,722
Net realized gain (loss) on investment
  transactions                                         150,809          354,068
Decrease in unrealized appreciation/
  (depreciation) of investments, futures
  and swaps                                         (1,031,625)     (10,356,391)
Net increase in net assets resulting
  from operations                                   35,393,414       19,760,399

Dividends and Distributions to
Shareholders:
Dividends from net investment income
  Municipal Class                                  (34,313,374)     (27,333,546)
  Class A                                             (931,760)      (1,117,535)
  Class B                                             (468,128)        (671,269)
  Class C                                             (554,123)        (670,045)
                                                   (36,267,385)     (29,792,395)
Distributions from net realized gain on
  investment transactions
  Municipal Class                                           -0-        (600,291)
  Class A                                                   -0-         (27,031)
  Class B                                                   -0-         (24,289)
  Class C                                                   -0-         (23,809)
                                                            -0-        (675,420)


Capital-Share Transactions:
Net proceeds from sales of shares                  398,305,765      324,048,982
Net proceeds from sales of shares issued
  to shareholders on reinvestment of
  dividends and distributions                        7,129,255        7,794,812
Total proceeds from shares sold                    405,435,020      331,843,794
Cost of shares redeemed                           (220,457,520)    (197,962,811)
Increase in net assets from capital-share
  transactions                                     184,977,500      133,880,983
Net increase in net assets                         184,103,529      123,173,567

Net Assets:
Beginning of period                              1,075,384,409      952,210,842
End of period (a)                               $1,259,487,938   $1,075,384,409
(a) Includes undistributed net investment
    income/(excess distributions) of:           $     (112,095)  $     (169,884)


See notes to financial statements.


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 91


                                                     Diversified Municipal
                                                           Portfolio
                                                -------------------------------
                                                      Year             Year
                                                     Ended            Ended
                                                    9/30/06          9/30/05
                                                --------------   --------------
Increase (Decrease) in Net Assets
from Operations:
Net investment income                           $  113,383,849   $   91,004,516
Net realized gain (loss) on investment
  transactions                                      (2,912,617)          93,901
Decrease in unrealized appreciation/
  (depreciation) of investments, futures
  and swaps                                         (1,215,704)     (43,831,499)
Net increase in net assets resulting
  from operations                                  109,255,528       47,266,918

Dividends and Distributions to
Shareholders:
Dividends from net investment income
  Municipal Class                                 (108,738,587)     (84,945,388)
  Class A                                           (2,148,890)      (2,586,427)
  Class B                                           (1,194,732)      (1,768,647)
  Class C                                           (1,289,660)      (1,660,315)
                                                  (113,371,869)     (90,960,777)

Capital-Share Transactions:
Net proceeds from sales of shares                1,226,341,480      985,636,697
Net proceeds from sales of shares issued
  to shareholders on reinvestment of
  dividends and distributions                       18,753,477       18,173,262
Total proceeds from shares sold                  1,245,094,957    1,003,809,959
Cost of shares redeemed                           (591,234,798)    (564,369,617)
Increase in net assets from capital-share
  transactions                                     653,860,159      439,440,342
Net increase in net assets                         649,743,818      395,746,483

Net Assets:
Beginning of period                              3,192,897,849    2,797,151,366
End of period (a)                               $3,842,641,667   $3,192,897,849
(a) Includes undistributed net investment
    income/(excess distributions) of:           $       81,632   $       (7,993)


See notes to financial statements.


92 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


                                                      New York Municipal
                                                           Portfolio
                                                -------------------------------
                                                     Year             Year
                                                     Ended            Ended
                                                    9/30/06          9/30/05
                                                --------------   --------------
Increase (Decrease) in Net Assets
from Operations:
Net investment income                           $   49,370,122   $   43,100,305
Net realized gain (loss) on investment
  transactions                                        (663,410)       1,717,857
Decrease in unrealized appreciation/
  (depreciation) of investments, futures
  and swaps                                         (3,245,317)     (21,490,657)
Net increase in net assets resulting
  from operations                                   45,461,395       23,327,505

Dividends and Distributions to
Shareholders:
Dividends from net investment income
  Municipal Class                                  (46,434,611)     (39,335,597)
  Class A                                           (1,244,127)      (1,528,070)
  Class B                                             (991,109)      (1,267,103)
  Class C                                             (700,256)      (1,048,193)
                                                   (49,370,103)     (43,178,963)

Capital-Share Transactions:
Net proceeds from sales of shares                  418,680,616      388,609,059
Net proceeds from sales of shares issued
  to shareholders on reinvestment of
  dividends and distributions                       12,150,366       12,522,489
Total proceeds from shares sold                    430,830,982      401,131,548
Cost of shares redeemed                           (258,195,245)    (263,675,915)
Increase in net assets from capital-share
  transactions                                     172,635,737      137,455,633
Net increase in net assets                         168,727,029      117,604,175

Net Assets
Beginning of period                              1,404,264,403    1,286,660,228
End of period (a)                               $1,572,991,432   $1,404,264,403
(a) Includes undistributed net investment
    income/(excess distributions) of:           $       29,698   $        6,063


See notes to financial statements.


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 93


NOTES TO FINANCIAL STATEMENTS
September 30, 2006

NOTE 1.

Organization and Significant Accounting Policies

The AllianceBernstein Intermediate Municipal Class A, B and C shares are shares of three Portfolios of the Sanford C. Bernstein Fund, Inc. (the "Fund"):
California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio (collectively, "Bernstein Intermediate Municipal Portfolios" or "Portfolios"). The Fund is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. Effective February 1, 2002, the Bernstein Portfolios commenced offering AllianceBernstein Intermediate Municipal Class A, AllianceBernstein Intermediate Municipal Class B and AllianceBernstein Intermediate Municipal Class C Shares (collectively, "Intermediate Municipal Retail Classes") in addition to the existing Municipal Class shares (each, a "Municipal Class"). These financial statements include only the Intermediate Municipal Portfolios. The financial highlights of the Municipal Class shares are presented in a separate financial report. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the


94 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management, L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

B. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis, and dividend income is recorded on the ex-dividend date. The Portfolios amortize premiums and accretes discounts as adjustments to interest income.

C. Futures Contracts

Upon entering into a futures contract, a Portfolio is required to deposit cash or to pledge securities and maintain as collateral an initial margin with the broker equal to a certain percentage of the purchase price indicated in the futures contract. Subsequent payments, which are dependent on the daily fluctuations in the market value of the underlying index or security, are made or received by the Portfolio each day (daily variation margin) or at other intervals as is required. The aggregate of these payments or receipts through the expiration of the futures contract is recorded for book purposes as unrealized gains or losses by the Portfolio. If the Portfolio enters into a closing transaction, it will realize, for


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 95


book purposes, a gain or loss equal to the difference between the value of the futures contract at the time it was opened or purchased and its value at the time it was closed.

D. Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

E. Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund's policy that its custodian receive delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio's ability to dispose of the underlying securities.

F. Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security's value in determining the Portfolio's net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security's value in determining the Portfolio's net asset value. Each Portfolio segregates cash and marketable securities at least equal in value to its purchase commitment for when-issued or delayed-delivery securities, and segregates portfolio securities on a delayed-delivery basis.

G. Distribution of Income and Gains

Net investment income of each Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Distributions of net realized gains, less any available loss carryforwards, if any, will be paid to shareholders at least once a year, and recorded on the ex-dividend date.


96 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, "excess distributions" are reflected in the accompanying financial statements. Certain other differences--permanent differences--arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

H. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

I. Interest Rate Swap Agreements

A Portfolio enters into interest rate swaps to protect itself from interest rate fluctuations on the underlying debt instruments. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

As of October 1, 2003, the Portfolios have adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Portfolios accrue for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Prior to October 1, 2003, these interim payments were reflected


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 97


within interest income/expense in the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/ depreciation of investments.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio's assets, places purchase and sales orders and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board of Directors.

Each of the Portfolios pays the Adviser an investment management fee at an annual rate of up to .50% of the first $1 billion, .45% of the next $2 billion, ..40% of the next $2 billion and .35% in excess of $5 billion of the average daily net assets of the Portfolios. Prior to November 29, 2005, the Adviser received an investment management fee, at an annualized rate of up to .50% of the first $1 billion, .45% of the $2 billion and .40% in excess of $3 billion for the Portfolios.

B. Transfer Agency Agreement and Shareholder Servicing Agreement

Under a Transfer Agency Agreement, the Intermediate Municipal Retail Classes of the Portfolios compensate AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended September 30, 2006 the compensation retained by ABIS amounted to: California Municipal Portfolio, $18,000; Diversified Municipal Portfolio, $37,496; and New York Municipal Portfolio, $22,334.

For the year ended September 30, 2006, the expenses for the Retail Classes of the California Municipal Portfolio, Diversified Municipal Portfolio, New York Municipal Portfolio were reduced under an expense offset arrangement with ABIS by $610, $1,658 and $1,194, respectively.

Under the Shareholder Servicing Agreement between the Sanford C. Bernstein Fund, Inc. and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolios (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal


98 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Municipal Class shares of the Portfolios. Under the agreement, the fee payable by each Municipal Class share to the Adviser for services under this agreement is an annual rate of .10 of 1% of the average daily net assets of each Portfolio during the month.

C. Distribution Arrangements--Municipal Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Municipal Class shares of each Portfolio, and Sanford C. Bernstein & Co., LLC (the "Distributor"), the Distributor agrees to act as agent to sell Municipal Class shares of the Portfolios. This agreement does not apply to the Intermediate Municipal Retail Classes of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly-owned subsidiary of the Adviser.

D. Distribution Arrangements--Intermediate Municipal Retail Classes

The Intermediate Municipal Retail Classes of the Portfolios have adopted a Distribution Services Agreement (the "Agreement"), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each such class pays distribution services fees to AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of each Portfolio's average daily net assets attributable to the Intermediate Municipal Class A shares and 1% of each Intermediate Municipal Portfolio's average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

                                                    Class B          Class C
                                                --------------   --------------
California Municipal                            $      563,776   $      760,252
Diversified Municipal                                  856,909        1,361,152
New York Municipal                                   1,054,600          905,512

Such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 99


beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio's Class A, B or C shares.

E. Other Transactions with Affiliates

Class A shares of the Portfolios are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

The Distributor has advised the Fund that it has retained front-end sales charges from sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for the year ended September 30, 2006 as follows:

                        Front-End         Contingent Deferred Sales Charges
                     Sales Charges   ------------------------------------------
Portfolio               Class A        Class A         Class B         Class C
-------------------------------------------------------------------------------
California Municipal    $ 1,609        $   -0-        $ 14,207         $  857
Diversified Municipal     1,888            -0-          54,816          6,410
New York Municipal        3,860         2,684           44,523          4,782

NOTE 3.

Investment Security Transactions

Purchases and Sales

For the period from October 1, 2005 through September 30, 2006, the Portfolios had purchases and sales transactions, excluding repurchase transactions and transactions in short-term instruments, as follows:

                          Purchases     Purchases       Sales
                       Excluding U.S.    of U.S.   Excluding U.S.  Sales of U.S.
                         Government    Government    Government     Government
                         Securities    Securities    Securities     Securities
-------------------------------------------------------------------------------
California Municipal   $  450,800,085       $ -0-   $ 255,310,835         $ -0-
Diversified Municipal   1,408,950,606         -0-     974,899,171           -0-
New York Municipal        483,408,853         -0-     302,868,730           -0-

NOTE 4.

Risk Involved in Investing in the Portfolios

Interest rate risk and credit risk--Interest rate risk is the risk that changes in interest rates will affect the value of a Portfolio's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the


100 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


value of a Portfolio's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Concentration of Credit Risk--The California Municipal Portfolio and the New York Municipal Portfolio invest primarily in securities issued by the States of California and New York, respectively, and their various political subdivisions, and the performance of each of these Portfolios is closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities.

Indemnification Risk--In the ordinary course of business, the Portfolios enterinto contracts that contain a variety of indemnifications. The Portfolios' maximum exposure under these arrangements is unknown. However, the Portfolios has not had prior claims or losses pursuant to these indemnifications provisions and expect the risk of loss thereunder to be remote.

NOTE 5.

Risks Involved in Futures Contracts

All Portfolios may purchase or sell financial futures contracts for the purpose of hedging their portfolios against adverse effects of anticipated movements in the market. Financial futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index or the market value in U.S. dollars of a foreign currency. The contract amounts reflect the extent of each Portfolio's involvement and risk of loss in these financial instruments. A Portfolio's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolio's activities in futures contracts are conducted through regulated exchanges that do not result in counterparty credit risks.

NOTE 6.

Capital-Share Transactions

The Fund has authorized 7.8 billion shares of common stock, par value $0.001 per share, of which, at September 30, 2006, 7.5 billion are divided into 12 Portfolios. It has allocated 1.6 billion to the Diversified Municipal Portfolio, divided evenly into four classes and 800 million each to the California Municipal Portfolio and New York Municipal Portfolio, divided evenly into four classes. Share transactions for the Intermediate Municipal Portfolios for the year ended


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 101


September 30, 2006, and for the year ended September 30, 2005, were as follows:


                               Shares                         Amount
                     --------------------------  ------------------------------
                      Year Ended    Year Ended      Year Ended      Year Ended
California           September 30, September 30,   September 30,   September 30,
Municipal Portfolio      2006          2005            2006            2005
-------------------  ------------  ------------  --------------  --------------
Municipal Class
Shares sold           27,608,163    21,434,750  $  389,341,155  $  307,063,523
Shares issued to
  shareholders on
  reinvestment of
  dividends and
  distributions          405,309       414,093       5,718,484       5,934,834
Shares redeemed      (13,005,344)  (11,381,962)   (183,392,942)   (163,180,906)
Net increase          15,008,128    10,466,881     211,666,697     149,817,451
Beginning of period   69,085,237    58,618,356     968,230,834     818,413,383
End of period         84,093,365    69,085,237  $1,179,897,531  $  968,230,834

Intermediate
  Municipal
  Class A Shares
Shares sold              499,159       956,855  $    7,050,855  $   13,703,260
Shares issued to
  shareholders on
  reinvestment of
  dividends and
  distributions           47,240        58,866         666,552         843,393
Shares converted
  from Class B            37,047        50,349         520,839         722,083
Shares redeemed       (1,336,437)   (1,108,320)    (18,849,964)    (15,850,412)
Net decrease            (752,991)      (42,250)    (10,611,718)       (581,676)
Beginning of period    2,628,962     2,671,212      37,856,603      38,438,279
End of period          1,875,971     2,628,962  $   27,244,885  $   37,856,603

Intermediate
  Municipal
  Class B Shares
Shares sold               23,843        31,283  $      338,310  $      449,100
Shares issued to
  shareholders on
  reinvestment of
  dividends and
  distributions           25,705        36,862         362,830         528,386
Shares converted
  to Class A             (37,056)      (50,375)       (520,839)       (722,083)
Shares redeemed         (717,533)     (668,920)    (10,106,684)     (9,570,894)
Net decrease            (705,041)     (651,150)     (9,926,383)     (9,315,491)
Beginning of period    1,832,025     2,483,175      26,334,637      35,650,128
End of period          1,126,984     1,832,025  $   16,408,254  $   26,334,637


102 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


                               Shares                         Amount
                     --------------------------  ------------------------------
                      Year Ended    Year Ended      Year Ended      Year Ended
California           September 30, September 30,   September 30,   September 30,
Municipal Portfolio      2006          2005            2006            2005
-------------------  ------------  ------------  --------------  --------------
Intermediate
  Municipal
  Class C Shares
Shares sold               74,982       147,263  $    1,054,606  $    2,111,016
Shares issued to
  shareholders on
  reinvestment of
  dividends and
  distributions           27,027        34,066         381,389         488,199
Shares redeemed         (537,279)     (602,915)     (7,587,091)     (8,638,516)
Net decrease            (435,270)     (421,586)     (6,151,096)     (6,039,301)
Beginning of period    2,001,884     2,423,470      28,833,785      34,873,086
End of period          1,566,614     2,001,884  $   22,682,689  $   28,833,785

                               Shares                         Amount
                     --------------------------  ------------------------------
                      Year Ended    Year Ended      Year Ended      Year Ended
Diversified          September 30, September 30,   September 30,   September 30,
Municipal Portfolio      2006          2005            2006            2005
-------------------  ------------  ------------  --------------  --------------
Municipal Class
Shares sold           86,759,265    67,306,052  $1,209,406,198  $  954,163,543
Shares issued to
  shareholders on
  reinvestment of
  dividends            1,144,660     1,025,694      15,958,862      14,537,618
Shares redeemed      (36,249,536)  (32,601,964)   (505,131,799)   (461,940,395)
Net increase          51,654,389    35,729,782     720,233,261     506,760,766
Beginning of period  211,642,663   175,912,881   2,936,487,756   2,429,726,990
End of period        263,207,052   211,642,663  $3,656,721,017  $2,936,487,756

Intermediate
  Municipal
  Class A Shares
Shares sold              891,166     1,418,380  $   12,444,442  $   20,132,758
Shares issued to
  shareholders on
  reinvestment of
  dividends               96,092       115,543       1,340,547       1,638,421
Shares converted
  from Class B            92,457       157,152       1,289,476       2,222,023
Shares redeemed       (2,438,648)   (2,905,957)    (34,003,457)    (41,230,449)
Net decrease          (1,358,933)   (1,214,882)    (18,928,992)    (17,237,247)
Beginning of period    5,925,090     7,139,972      84,215,672     101,452,919
End of period          4,566,157     5,925,090  $   65,286,680  $   84,215,672


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 103


                               Shares                         Amount
                     --------------------------  ------------------------------
                      Year Ended    Year Ended      Year Ended      Year Ended
Diversified          September 30, September 30,   September 30,   September 30,
Municipal Portfolio      2006          2005            2006            2005
-------------------  ------------  ------------  --------------  --------------
Intermediate
  Municipal
  Class B Shares
Shares sold               39,115       201,550  $      546,213  $    2,864,835
Shares issued to
  shareholders on
  reinvestment of
  dividends               58,016        81,542         809,591       1,156,539
Shares converted
  to Class A             (92,452)     (157,197)     (1,289,476)     (2,222,023)
Shares redeemed       (1,962,114)   (2,160,430)    (27,364,915)    (30,611,828)
Net decrease          (1,957,435)   (2,034,535)    (27,298,587)    (28,812,477)
Beginning of period    4,695,737     6,730,272      66,505,842      95,318,319
End of period          2,738,302     4,695,737  $   39,207,255  $   66,505,842

Intermediate
  Municipal
  Class C Shares
Shares sold              190,235       440,590  $    2,655,151  $    6,253,538
Shares issued to
  shareholders on
  reinvestment of
  dividends               46,189        59,271        644,,477         840,684
Shares redeemed       (1,680,409)   (2,000,134)    (23,445,151)    (28,364,922)
Net decrease          (1,443,985)   (1,500,273)    (20,145,523)    (21,270,700)
Beginning of period    4,766,497     6,266,770      67,792,723      89,063,423
End of period          3,322,512     4,766,497  $   47,647,200  $   67,792,723

                               Shares                         Amount
                     --------------------------  ------------------------------
                      Year Ended    Year Ended      Year Ended      Year Ended
New York             September 30, September 30,   September 30,   September 30,
Municipal Portfolio      2006          2005            2006            2005
-------------------  ------------  ------------  --------------  --------------
Municipal Class
Shares sold           29,853,065    26,547,744  $  411,198,661  $  372,003,374
Shares issued to
  shareholders on
  reinvestment of
  dividends              727,358       701,028      10,020,490       9,824,232
Shares redeemed      (15,120,343)  (15,053,132)   (208,280,330)   (210,928,598)
Net increase          15,460,080    12,195,640     212,938,821     170,899,008
Beginning of period   91,649,286    79,453,646   1,250,318,289   1,079,419,281
End of period        107,109,366    91,649,286  $1,463,257,110  $1,250,318,289


104 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


                               Shares                         Amount
                     --------------------------  ------------------------------
                      Year Ended    Year Ended      Year Ended      Year Ended
New York             September 30, September 30,   September 30,   September 30,
Municipal Portfolio      2006          2005            2006            2005
-------------------  ------------  ------------  --------------  --------------
Intermediate
  Municipal
  Class A Shares
Shares sold              367,130       698,228  $    5,046,885  $    9,785,713
Shares issued to
  shareholders on
  reinvestment of
  dividends               75,200        87,840       1,035,653       1,230,549
Shares converted
  from Class B            22,432        78,587         308,433       1,099,352
Shares redeemed       (1,196,449)   (1,492,557)    (16,418,669)    (20,880,330)
Net decrease            (731,687)     (627,902)    (10,027,698)     (8,764,716)
Beginning of period    3,217,902     3,845,804      45,196,625      53,961,341
End of period          2,486,215     3,217,902  $   35,168,927  $   45,196,625

Intermediate
  Municipal
  Class B Shares
Shares sold               74,191       187,179  $    1,023,687  $    2,625,061
Shares issued to
  shareholders on
  reinvestment of
  dividends               55,193        68,721         760,080         962,490
Shares converted
  to Class A             (22,442)      (78,669)       (308,433)     (1,099,352)
Shares redeemed       (1,325,915)     (786,711)    (18,236,884)    (11,010,516)
Net decrease          (1,218,973)     (609,480)    (16,761,550)     (8,522,317)
Beginning of period    3,515,762     4,125,242      49,444,786      57,967,103
End of period          2,296,789     3,515,762  $   32,683,236  $   49,444,786

Intermediate
  Municipal
  Class C Shares
Shares sold               80,125       220,479  $    1,102,950  $    3,095,559
Shares issued to
  shareholders on
  reinvestment of
  dividends               24,254        36,044         334,143         505,218
Shares redeemed       (1,086,756)   (1,410,557)    (14,950,929)    (19,757,119)
Net decrease            (982,377)   (1,154,034)    (13,513,836)    (16,156,342)
Beginning of period    2,605,267     3,759,301      36,941,753      53,098,095
End of period          1,622,890     2,605,267  $   23,427,917  $   36,941,753


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 105


NOTE 7.

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2006 and September 30, 2005 were as follows:

California Municipal                                 2006             2005
                                                --------------   --------------
Distributions paid from:
  ordinary income                               $      424,328   $      608,022
Net long-term capital gains                                 -0-         257,140
Total taxable distributions paid                       424,328          865,162
Tax exempt distributions                            35,843,057       29,602,653
Total distributions paid                        $   36,267,385   $   30,467,815

Diversified Municipal                                2006             2005
                                                --------------   --------------
Distributions paid from:
  ordinary income                               $    1,632,555   $      983,998
Total taxable distributions paid                     1,632,555          983,998
Tax exempt distributions                           111,739,314       89,976,779
Total distributions paid                        $  113,371,869   $   90,960,777

New York Municipal                                   2006             2005
                                                --------------   --------------
Distributions paid from:
  ordinary income                               $      617,126   $      394,308
Total taxable distributions paid                       617,126          394,308
Tax exempt distributions                            48,752,977       42,784,655
Total distributions paid                        $   49,370,103   $   43,178,963


As of September 30, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                                    Accumulated                      Total
                                    Capital and    Unrealized     Accumulated
                         Ordinary   Other Gains   Appreciation/    Earnings/
                         Income(a)  (Losses)(b)  Depreciation(c)  (Deficit)(d)
-------------------------------------------------------------------------------
California Municipal    $  928,289  $(2,120,075)  $ 15,528,645    $ 14,336,859
Diversified Municipal    3,406,015   (6,592,384)    42,684,314      39,497,945
New York Municipal       1,434,885     (731,420)    20,329,550      21,033,015

(a)  includes tax exempt income as shown below:

-------------------------------------------------------------------------------
California Municipal                $   928,289
Diversified Municipal                 3,336,893
New York Municipal                    1,416,553


106 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


(b) At September 30, 2006, the following Portfolios had capital loss carryforwards as shown below:

                                            Capital Loss
                                         Carryforward Amount      Expiration
-------------------------------------------------------------------------------
California Municipal                        $ 2,120,075            9/30/2013
Diversified Municipal                         1,541,518            9/30/2009
Diversified Municipal                         4,051,615            9/30/2013
Diversified Municipal                           999,251            9/30/2014
New York Municipal                              731,420            9/30/2009

(c) The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, straddles, and swap income (loss) accrual.

(d) The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to post-October deferrals and current year dividend payable.

At September 30, 2006 the following Portfolios had post-October capital loss deferrals as shown below. For tax purposes these losses are deemed to arise on October 1, 2006:

Diversified Municipal                                         $  2,053,541
New York  Municipal                                              1,148,009

During the year ended September 30, 2006, capital loss carryforwards were utilized by the Portfolios as shown below:

                                                              Capital Loss
                                                              Carryforward
                                                                Utilized
-----------------------------------------------------------------------------
New York Municipal                                            $    309,674
California Municipal                                                 2,740

NOTE 8.

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 107


On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.


108 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 109


On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,


110 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 111


NOTE 9

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.


112 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                        Intermediate California
                                                          Municipal Portfolio
                                      ---------------------------------------------------------------
                                                              Class A Shares
                                      ---------------------------------------------------------------
                                                                                           February 1,
                                                    Year Ended September 30,               2002(b) to
                                      --------------------------------------------------  September 30,
                                          2006         2005        2004(a)      2003         2002
                                      -----------  -----------  -----------  -----------  -----------
Net asset value, beginning
  of period                             $14.23       $14.38       $14.46       $14.59       $14.22

Income From Investment
  Operations:
Investment income, net+                   0.42         0.40         0.40         0.43         0.30
Net realized and unrealized
  gain (loss) on investment
  and futures transactions               (0.03)       (0.14)       (0.07)       (0.13)        0.37
Total from investment
  operations                              0.39         0.26         0.33         0.30         0.67

Less Dividends and
  Distributions:
Dividends from taxable net
  investment income                         -0-          -0-       (0.02)       (0.02)          -0-
Dividends from tax-exempt net
  investment income                      (0.42)       (0.40)       (0.38)       (0.41)       (0.30)
Distributions from net realized
  gain on investment
  transactions                              -0-       (0.01)       (0.01)          -0-          -0-
Total dividends and
  distributions                          (0.42)       (0.41)       (0.41)       (0.43)       (0.30)
Net asset value, end of period          $14.20       $14.23       $14.38       $14.46       $14.59
Total return(c)                           2.77%        1.84%        2.32%        2.13%        4.76%

Ratios/Supplemental Data
Net assets, end of period
  (000 omitted)                        $26,648      $37,420      $38,422      $53,570      $34,909
Average net assets
  (000 omitted)                        $31,516      $39,846      $45,228      $44,288      $15,046
Ratio of expenses to average
  net assets                              0.89%(d)     0.89%        0.88%        0.90%        0.97%*
Ratio of net investment income
  to average net assets                   2.96%(d)     2.80%        2.79%        3.00%        2.98%*
Portfolio turnover rate                     23%          30%          52%          44%          31%


See footnote summary on page 122.


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 113


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                          Intermediate California
                                                            Municipal Portfolio
                                      ---------------------------------------------------------------
                                                               Class B Shares
                                      ---------------------------------------------------------------
                                                                                           February 1,
                                                     Year Ended September 30,               2002(b) to
                                      --------------------------------------------------   September 30,
                                          2006         2005        2004(a)      2003         2002
                                      -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                   $14.24       $14.39       $14.46       $14.59       $14.22

Income From Investment
  Operations:
Investment income, net+                   0.32         0.30         0.30         0.33         0.23
Net realized and unrealized
  gain (loss) on investment
  and futures transactions               (0.03)       (0.14)       (0.06)       (0.13)        0.37
Total from investment
  operations                              0.29         0.16         0.24         0.20         0.60

Less Dividends and
  Distributions:
Dividends from taxable net
  investment income                         -0-          -0-       (0.01)       (0.02)          -0-
Dividends from tax-exempt net
  investment income                      (0.32)       (0.30)       (0.29)       (0.31)       (0.23)
Distributions from net realized
  gain on investment
  transactions                              -0-       (0.01)       (0.01)          -0-          -0-
Total dividends and
  distributions                          (0.32)       (0.31)       (0.31)       (0.33)       (0.23)
Net asset value, end of period          $14.21       $14.24       $14.39       $14.46       $14.59
Total return(c)                           2.06%        1.14%        1.67%        1.41%        4.30%

Ratios/Supplemental Data
Net assets, end of period
  (000 omitted)                        $16,012      $26,081      $35,723      $39,915      $18,688
Average net assets
  (000 omitted)                        $20,714      $31,933      $37,989      $30,679      $ 8,396
Ratio of expenses to average
  net assets                              1.60%(d)     1.59%        1.58%        1.61%        1.68%*
Ratio of net investment income
  to average net assets                   2.26%(d)     2.10%        2.08%        2.29%        2.27%*
Portfolio turnover rate                     23%          30%          52%          44%          31%


See footnote summary on page 122.


114 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                            Intermediate California
                                                              Municipal Portfolio
                                       -----------------------------------------------------------------
                                                                Class C Shares
                                       -----------------------------------------------------------------
                                                                                             February 1,
                                                     Year Ended September 30,                2002(b) to
                                       --------------------------------------------------   September 30,
                                           2006         2005        2004(a)      2003          2002
                                       -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                    $14.23       $14.38       $14.46       $14.59       $14.22

Income From Investment
  Operations:
Investment income, net+                    0.32         0.30         0.29         0.33         0.23
Net realized and unrealized
  gain (loss) on investment
  and futures transactions                (0.03)       (0.14)       (0.07)       (0.13)        0.37
Total from investment
  operations                               0.29         0.16         0.22         0.20         0.60

Less Dividends and
  Distributions:
Dividends from taxable net
  investment income                          -0-          -0-       (0.01)       (0.02)          -0-
Dividends from tax-exempt
  net investment income                   (0.32)       (0.30)       (0.28)       (0.31)       (0.23)
Distributions from net realized
  gain on investment
  transactions                               -0-       (0.01)       (0.01)          -0-          -0-
Total dividends and
  distributions                           (0.32)       (0.31)       (0.30)       (0.33)       (0.23)
Net asset value, end of period           $14.20       $14.23       $14.38       $14.46       $14.59
Total return(c)                            2.07%        1.13%        1.60%        1.41%        4.28%

Ratios/Supplemental Data
Net assets, end of period
  (000 omitted)                         $22,253      $28,495      $34,859      $50,071      $23,746
Average net assets
  (000 omitted)                         $24,550      $31,861      $41,835      $37,992      $10,538
Ratio of expenses to average
  net assets                               1.59%(d)     1.59%        1.58%        1.61%        1.68%*
Ratio of net investment income
  to average net assets                    2.26%(d)     2.10%        2.09%        2.28%        2.28%*
Portfolio turnover rate                      23%          30%          52%          44%          31%


See footnote summary on page 122.


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 115


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                          Intermediate Diversified
                                                            Municipal Portfolio
                                      ---------------------------------------------------------------
                                                               Class A Shares
                                      ---------------------------------------------------------------
                                                                                           February 1,
                                                    Year Ended September 30,               2002(b) to
                                      --------------------------------------------------   September 30,
                                          2006         2005        2004(a)      2003          2002
                                      -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                   $14.07       $14.27       $14.35       $14.37       $14.01

Income From Investment
  Operations:
Investment income, net+                   0.42         0.40         0.42         0.47         0.33
Net realized and unrealized
  gain (loss) on investment and
  futures transactions                   (0.04)       (0.20)       (0.08)       (0.02)        0.36
Total from investment
  operations                              0.38         0.20         0.34         0.45         0.69

Less Dividends:
Dividends from taxable net
  investment income                         -0-          -0-       (0.01)       (0.01)          -0-
Dividends from tax-exempt net
  investment income                      (0.42)       (0.40)       (0.41)       (0.46)       (0.33)
Total dividends                          (0.42)       (0.40)       (0.42)       (0.47)       (0.33)
Net asset value, end of period          $14.03       $14.07       $14.27       $14.35       $14.37
Total return(c)                           2.75%        1.43%        2.39%        3.22%        5.02%

Ratios/Supplemental Data
Net assets, end of period
  (000 omitted)                        $64,074      $83,353     $101,899     $140,781      $81,944
Average net assets
  (000 omitted)                        $71,431      $91,283     $122,195     $117,219      $40,750
Ratio of expenses to average
  net assets                              0.89%(d)     0.87%        0.87%        0.88%        0.94%*
Ratio of net investment income
  to average net assets                   3.01%(d)     2.83%        2.95%        3.28%        3.42%*
Portfolio turnover rate                     29%          28%          41%          38%          22%


See footnote summary on page 122.


116 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                          Intermediate Diversified
                                                            Municipal Portfolio
                                      ---------------------------------------------------------------
                                                               Class B Shares
                                      ---------------------------------------------------------------
                                                                                           February 1,
                                                   Year Ended September 30,                 2002(b) to
                                      --------------------------------------------------   September 30,
                                          2006         2005       2004(a)        2003         2002
                                      -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                   $14.07       $14.27       $14.35       $14.38       $14.01

Income From Investment
  Operations:
Investment income, net+                   0.32         0.30         0.32         0.37         0.27
Net realized and unrealized
  gain (loss) on investment
  and futures transactions               (0.04)       (0.20)       (0.08)       (0.03)        0.37
Total from investment
  operations                              0.28         0.10         0.24         0.34         0.64

Less Dividends:
Dividends from taxable net
  investmentincome                          -0-          -0-       (0.01)       (0.01)          -0-
Dividends from tax-exempt net
  investment income                      (0.32)       (0.30)       (0.31)       (0.36)       (0.27)
Total dividends                          (0.32)       (0.30)       (0.32)       (0.37)       (0.27)
Net asset value, end of period          $14.03       $14.07       $14.27       $14.35       $14.38
Total return(c)                           2.04%        0.73%        1.68%        2.43%        4.63%

Ratios/Supplemental Data
Net assets, end of period
  (000 omitted)                        $38,429      $66,067     $ 96,064     $115,690      $53,115
Average net assets
  (000 omitted)                        $51,641      $82,895     $106,491     $ 89,102      $26,153
Ratio of expenses to average
  net assets                              1.58%(d)     1.57%        1.57%        1.59%        1.65%*
Ratio of net investment income
  to average net assets                   2.31%(d)     2.13%        2.25%        2.58%        2.75%*
Portfolio turnover rate                     29%          28%          41%          38%          22%


See footnote summary on page 122.


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 117


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                         Intermediate Diversified
                                                            Municipal Portfolio
                                      ---------------------------------------------------------------
                                                               Class C Shares
                                      ---------------------------------------------------------------
                                                                                           February 1,
                                                    Year Ended September 30,                2002(b) to
                                      --------------------------------------------------   September 30,
                                          2006         2005       2004(a)       2003          2002
                                      -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                   $14.07       $14.27       $14.35       $14.37       $14.01

Income From Investment
  Operations:
Investment income, net+                   0.32         0.30         0.32         0.37         0.27
Net realized and unrealized
  gain (loss) on investment
  and futures transactions               (0.04)       (0.20)       (0.08)       (0.02)        0.36
Total from investment
  operations                              0.28         0.10         0.24         0.35         0.63

Less Dividends:
Dividends from taxable net
  investment income                         -0-          -0-       (0.01)       (0.01)          -0-
Dividends from tax-exempt net
  investment income                      (0.32)       (0.30)       (0.31)       (0.36)       (0.27)
Total dividends                          (0.32)       (0.30)       (0.32)       (0.37)       (0.27)
Net asset value, end of period          $14.03       $14.07       $14.27       $14.35       $14.37
Total return(c)                           2.04%        0.73%        1.68%        2.50%        4.55%

Ratios/Supplemental Data
Net assets, end of period
  (000 omitted)                        $46,625      $67,057     $ 89,439     $112,298      $51,419
Average net assets
  (000 omitted)                        $55,806      $77,793     $103,098     $ 86,028      $24,113
Ratio of expenses to average
  net assets                              1.59%(d)     1.57%        1.57%        1.59%        1.65%*
Ratio of net investment income
  to average net assets                   2.31%(d)     2.14%        2.25%        2.57%        2.71%*
Portfolio turnover rate                     29%          28%          41%          38%          22%


See footnote summary on page 122.


118 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                           Intermediate New York
                                                            Municipal Portfolio
                                      -----------------------------------------------------------------
                                                               Class A Shares
                                      -----------------------------------------------------------------
                                                                                            February 1,
                                                     Year Ended September 30,               2002(b) to
                                      --------------------------------------------------   September 30,
                                          2006         2005        2004(a)       2003         2002
                                      -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                   $13.90       $14.11       $14.21       $14.22       $13.82

Income From Investment
  Operations:
Investment income, net+                   0.43         0.43         0.43         0.46         0.32
Net realized and unrealized
  gain (loss) on investment
  and futures transactions               (0.05)       (0.21)       (0.10)       (0.01)        0.40
Total from investment
  operations                              0.38         0.22         0.33         0.45         0.72

Less Dividends:
Dividends from taxable net
  investment income                         -0-          -0-       (0.01)       (0.01)          -0-
Dividends from tax-exempt net
  investment income                      (0.43)       (0.43)       (0.42)       (0.45)       (0.32)
Total dividends                          (0.43)       (0.43)       (0.43)       (0.46)       (0.32)
Net asset value, end of period          $13.85       $13.90       $14.11       $14.21       $14.22
Total return(c)                           2.81%        1.55%        2.37%        3.25%        5.30%

Ratios/Supplemental Data
Net assets, end of period
  (000 omitted)                        $34,440      $44,730      $54,246      $78,518      $36,760
Average net assets
  (000 omitted)                        $39,631      $50,252      $67,768      $59,445      $19,608
Ratio of expenses to average
  net assets                              0.91%(d)     0.90%        0.88%        0.90%        0.95%*
Ratio of net investment income
  to average net assets                   3.14%(d)     3.04%        3.07%        3.22%        3.39%*
Portfolio turnover rate                     21%          32%          39%          29%          37%


See footnote summary on page 122.


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 119


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                          Intermediate New York
                                                           Municipal Portfolio
                                      -----------------------------------------------------------------
                                                              Class B Shares
                                      -----------------------------------------------------------------
                                                                                            February 1,
                                                      Year Ended September 30,              2002(b) to
                                      --------------------------------------------------   September 30,
                                          2006         2005        2004(a)      2003          2002
                                      -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                   $13.89       $14.10       $14.20       $14.22       $13.82

Income From Investment
  Operations:
Investment income, net+                   0.34         0.33         0.33         0.36         0.26
Net realized and unrealized
  gain (loss) on investment
  and futures transactions               (0.04)       (0.21)       (0.10)       (0.02)        0.40
Total from investment
  operations                              0.30         0.12         0.23         0.34         0.66

Less Dividends:
Dividends from taxable net
  investment income                         -0-          -0-       (0.01)       (0.01)          -0-
Dividends from tax-exempt net
  investment income                      (0.34)       (0.33)       (0.32)       (0.35)       (0.26)
Total dividends                          (0.34)       (0.33)       (0.33)       (0.36)       (0.26)
Net asset value, end of period          $13.85       $13.89       $14.10       $14.20       $14.22
Total return(c)                           2.17%        0.85%        1.67%        2.45%        4.82%

Ratios/Supplemental Data
Net assets, end of period
  (000 omitted)                        $31,804      $48,851      $58,167      $62,916      $25,635
Average net assets
  (000 omitted)                        $40,552      $54,088      $61,357      $45,137      $12,577
Ratio of expenses to average
  net assets                              1.61%(d)     1.60%        1.58%        1.61%        1.67%*
Ratio of net investment income
  to average net assets                   2.44%(d)     2.34%        2.37%        2.52%        2.69%*
Portfolio turnover rate                     21%          32%          39%          29%          37%


See footnote summary on page 122.


120 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                           Intermediate New York
                                                            Municipal Portfolio
                                      ---------------------------------------------------------------
                                                               Class C Shares
                                      ---------------------------------------------------------------
                                                                                           February 1,
                                                    Year Ended September 30,                2002(b) to
                                      --------------------------------------------------   September 30,
                                          2006         2005        2004(a)       2003         2002
                                      -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                   $13.90       $14.11       $14.21       $14.23       $13.82

Income From Investment
  Operations:
Investment income, net+                   0.34         0.33         0.34         0.36         0.26
Net realized and unrealized
  gain (loss) on investment
  and futures transactions               (0.05)       (0.21)       (0.11)       (0.02)        0.41
Total from investment
  operations                              0.29         0.12         0.23         0.34         0.67

Less Dividends:
Dividends from taxable net
  investment income                         -0-          -0-       (0.01)       (0.01)          -0-
Dividends from tax-exempt net
  investment income                      (0.34)       (0.33)       (0.32)       (0.35)       (0.26)
Total dividends                          (0.34)       (0.33)       (0.33)       (0.36)       (0.26)
Net asset value, end of period          $13.85       $13.90       $14.11       $14.21       $14.23
Total return(c)                           2.09%        0.85%        1.66%        2.44%        4.89%

Ratios/Supplemental Data
Net assets, end of period
  (000 omitted)                        $22,482      $36,217      $53,033      $61,526      $17,847
Average net assets
  (000 omitted)                        $28,661      $44,688      $59,729      $39,493      $ 8,277
Ratio of expenses to average
  net assets                              1.61%(d)     1.60%        1.58%        1.61%        1.66%*
Ratio of net investment income
  to average net assets                   2.44%(d)     2.34%        2.37%        2.49%        2.65%*
Portfolio turnover rate                     21%          32%          39%          29%          37%


See footnote summary on page 122.


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 121


*  Annualized.

+  Based on average shares outstanding.

(a) As of October 1, 2003, the Portfolios have adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however prior to October 1, 2003, these interim payments were reflected within interest income/expense in the statement of operations. For the year ended September 30, 2004, this change had no effect on net investment income per share and net realized and unrealized gain (loss) on investment transactions per share. The effect on the ratio of net investment income per share was as follows:

                                              Class A    Class B   Class C
                                              ----------------------------
Intermediate California Municipal Portfolio     .00%      .00%      .00%
Intermediate Diversified Municipal Portfolio    .00%      .00%      .00%
Intermediate New York Municipal Portfolio       .00%      .01%      .01%


(b)  Commenced distribution on February 1, 2002.

(c) Total investment return is calculated assuming an initial investment made at net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)  The ratio includes expenses attributable to costs of proxy solicitation.


122 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Intermediate Municipal Retail Class Shareholders of Sanford C. Bernstein Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of California Municipal Portfolio, Diversified Municipal Portfolio, and New York Municipal Portfolio (three of the twelve portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the "Fund") at September 30, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the Intermediate Municipal Retail Class shares for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 28, 2006


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 123


TAX INFORMATION
(Unaudited)

In accordance with Federal tax law, the following tables represent each portfolio's designation of "exempt-interest dividends" and "qualified interest income" paid during the fiscal year ended September 30, 2006.

                                Exempt-Interest         Qualified Interest
                                 Dividends as a             Income as a
                                 Percentage of          Percentage of Total
                                Total Dividends         Ordinary Dividends
-------------------------------------------------------------------------------
California Municipal                 98.8%                     61.9%
Diversified Municipal                98.6                      68.0
New York Municipal                   98.8                      63.3

As required by Federal tax law rules, shareholders will receive notification of their portion of each portfolio's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2006 calendar year on Form 1099-DIV, which will be mailed by January 31, 2007.


124 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


BOARD OF DIRECTORS

Rosalie Wolf(1), Chairman
Roger Hertog, President
Irwin Engelman(1)
Bart Friedman(1)(2)
William Kristol(1)(2)
Thomas B. Stiles, II(1)(2)

OFFICERS

Philip L. Kirstein, Senior Vice President &Independent Compliance Officer Joseph J. Mantineo, Treasurer and Chief Financial Officer
Emilie D. Wrapp, Secretary

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Distributor+

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent+

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel

Wilkie Farr & Gallaghar LLP
787 Seventh Ave.
New York, NY 10019

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017


(1)  Member of the Audit Committee and the Independent Directors Committee.

(2)  Member of the Governance, Nominating and Compensation Committee.

+  For the Intermediate Municipal Portfolios, Class A, B and C shares only.


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 125


MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                          PORTFOLIOS
                                                                            IN FUND           OTHER
        NAME,                               PRINCIPAL                      COMPLEX        DIRECTORSHIPS
   ADDRESS, AGE                           OCCUPATION(S)                   OVERSEEN BY        HELD BY
(YEAR OF ELECTION*)                    DURING PAST 5 YEARS                 DIRECTOR         DIRECTOR
---------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS

Roger Hertog,**                     Vice Chairman and Director -               12             None
1345 Avenue of the Americas         AllianceBernstein Corporation,
New York, NY 10105                  the General Partner of
65 (1988)                           AllianceBernstein, L.P., since
                                    prior to 2001; prior thereto
                                    President, Chief Operating
                                    Officer and Director -
                                    Sanford C. Bernstein & Co.,
                                    Inc.

DISINTERESTED DIRECTORS

Rosalie J. Wolf, #                  Managing Partner, Botanica                 12          TIAA-CREFF;
c/o Philip L. Kirstein              Capital Partners LLC, and a                           North European
AllianceBernstein, L.P.             member of the Investment                            Oil Royalty Trust.
1345 Avenue of the Americas         Committee of the Board at the
New York, NY 10105                  David and Lucile Packard
65 (2000)                           Foundation. Formerly she was
Chairman of the Board               a Managing Director at Offit Hall
                                    Capital Management LLC from
                                    January 2001 through 2003.
                                    From 1994-2000 she was
                                    Treasurer and Chief Investment
                                    Officer, The Rockefeller
                                    Foundation. Earlier she held
                                    financial executive positions with
                                    International Paper Company,
                                    Bankers Trust, and Mobil Oil
                                    Corporation.

Irwin Engelman, #                   Business Consultant.                       12         WellGen Inc.;
c/o Philip L. Kirstein              Formerly he was Executive                            Baruch College;
AllianceBernstein, L.P.             Vice President and Chief                               Long Wharf
1345 Avenue of the Americas         Financial Officer of Youth Stream                   Theatre; National
New York, NY 10105                  Media Networks; Vice                                Corporate Theater
72 (2000)                           Chairman and Chief                                     Fund; Temple
                                    Administrative Officer of Revlon,                  Sharay Tefila; New
                                    Inc. and Executive                                  Plan Excel Realty
                                    Vice President and Chief                                  Trust.
                                    Financial Officer of MacAndrews
                                    & Forbes Holdings Inc. since
                                    prior to 2001.


126 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


                                                                          PORTFOLIOS
                                                                            IN FUND           OTHER
        NAME,                               PRINCIPAL                      COMPLEX        DIRECTORSHIPS
   ADDRESS, AGE                           OCCUPATION(S)                   OVERSEEN BY        HELD BY
(YEAR OF ELECTION*)                    DURING PAST 5 YEARS                 DIRECTOR         DIRECTOR
---------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

Bart Friedman # +                   Senior Partner at Cahill                   12          The Brookings
c/o Philip L. Kirstein              Gordon & Reindel LLP                               Institution; Lincoln
AllianceBernstein, L.P.             (law firm) since prior to                             Center for the
1345 Avenue of the Americas         2001.                                                Performing Arts;
New York, NY 10105                                                                         The Mountain
61 (2005)                                                                                School of Milton
                                                                                         Academy; Allied
                                                                                          World Assurance
                                                                                             Holdings

William Kristol, # +                Editor, The Weekly Standard                12            Manhattan
c/o Philip L. Kirstein              since prior to 2001.                                 Institute; John M
AllianceBernstein, L.P.                                                                   Ashbrook Center
1345 Avenue of the Americas                                                              for Public Affairs
New York, NY 10105                                                                           at Ashland
53 (1994)                                                                                   University; The
                                                                                           Salvatori Center
                                                                                             at Claremont
                                                                                           McKenna College;
                                                                                             The Shalem
                                                                                             Foundation

Thomas B. Stiles, II, # +           President - Cedar Lawn                     12            Laguna Beach
c/o Philip L. Kirstein              Corporation (cemetery).                                   Art Museum;
AllianceBernstein, L.P.             Formerly Managing Director,                               Cedar Lawn
1345 Avenue of the Americas         Senior Portfolio Manager and                              Corporation
New York, NY 10105                  Director of Investment Strategy
66 (2003)                           of Smith Barney Asset Manage-
                                    ment from 1997 until his retire-
                                    ment in 1999. Prior thereto,
                                    Chairman and Chief Executive
                                    Officer of Greenwich Street
                                    Advisors from 1988-1997 and
                                    Executive Vice President and
                                    Director of E.F. Hutton Group
                                    from 1982-1987.


*  There is no stated term of office for the Directors.

** Mr. Hertog is an "interested person", as defined in the 1940 Act, due to his affiliation with AllianceBernstein.

#  Member of the Audit Committee and the Independent Directors Committee.

+  Member of the Governance, Nominating and Compensation Committee.


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 127


Officer Information

Certain information concerning the Fund's Officers is listed below.


  NAME, ADDRESS*                        POSITION(S)                       PRINCIPAL OCCUPATION
     AND AGE                           HELD WITH FUND                      DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------
Roger Hertog,                       President                       See biography above.
65

Philip L. Kirstein,                 Senior Vice President           Senior Vice President and Independent
61                                  and Independent                 Compliance Officerof the
                                    Compliance Officer              AllianceBernstein Funds with which he
                                                                    has been associated since October
                                                                    2004. Prior thereto he was Of Counsel
                                                                    to Kirkpatrick & Lockhart, LLP from
                                                                    October 2003 to October 2004, and
                                                                    General Counsel of Merrill Lynch
                                                                    Investment Managers, L.P. since prior
                                                                    to 2001 until March 2003.

Joseph J. Mantineo                  Treasurer and Chief             Senior Vice President of
47                                  Financial Officer               AllianceBernstein Investor Services, Inc.
                                                                    ("ABIS")**, with which he has been
                                                                    associated since prior to 2001.

Emilie D. Wrapp,                    Secretary                       Senior Vice President, Assistant
51                                                                  General Counsel and Assistant
                                                                    Secretary of AllianceBernstein
                                                                    Investments, Inc. ("ABI")**, with which
                                                                    she has been associated since prior
                                                                    to 2001.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ABI and ABIS are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618 for a free prospectus or SAI.


128 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and Sanford C. Bernstein Fund, Inc. (the "Fund"), in respect of the following Portfolios:(2)

Tax-Managed International Portfolio
International Portfolio
Emerging Markets Portfolio
U.S. Government Short Duration Portfolio
Short Duration Plus Portfolio
Intermediate Duration Portfolio
Short Duration California Municipal Portfolio
Short Duration Diversified Municipal Portfolio
Short Duration New York Municipal Portfolio
California Municipal Portfolio
Diversified Municipal Portfolio
New York Municipal Portfolio

This is a summary of the evaluation prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG"). The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

1. Advisory fees charged to institutional and other clients of the Adviser for like services;

2.  Advisory fees charged by other mutual fund companies for like services;

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;


(1) It should be noted that the information in the fee summary was completed on October 11, 2006 and presented to the Board of Directors on October 26, 2006 in accordance with the September 1, 2004 Assurance of Discontinuance between the NYAG and the Adviser.

(2) Future references to the various Portfolios do not include "Sanford C. Bernstein." It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Advisor Class shares of the Portfolios.


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 129


4. Profit margins of the Adviser and its affiliates from supplying such services;

5.  Possible economies of scale as the Portfolios grow larger; and

6. Nature and quality of the Adviser's services including the performance of the Portfolios.

PORTFOLIOS ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios' pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement:

                                                       Advisory Fee Based on % of
Portfolio                                              Average Daily Net Assets(3)
---------------------------------------------------------------------------------------
Tax-Managed International Portfolio                  First $1 billion          0.925%
International Portfolio                              Next $3 billion           0.850%
                                                     Next $2 billion           0.800%
                                                     Next $2 billion           0.750%
                                                     Excess of $8 billion      0.650%

Emerging Markets Portfolio                           First $1 billion          1.175%
                                                     Next $1 billion           1.050%
                                                     Next $1 billion           1.000%
                                                     Excess of $3 billion      0.900%

U.S. Government Short Duration Portfolio             First $250 million        0.500%
Short Duration Plus Portfolio                        Next $500 million         0.450%
                                                     Excess of $750 million    0.400%

Short Duration California Municipal Portfolio(4)     First $750 million        0.450%
Short Duration Diversified Municipal Portfolio(4)    Excess of $750 million    0.400%
Short Duration New York Municipal Portfolio(4)

Intermediate Duration Portfolio                      First $1 billion          0.500%
California Municipal Portfolio                       Next $2 billion           0.450%
Diversified Municipal Portfolio                      Next $2 billion           0.400%
New York Municipal Portfolio                         Excess of $5 billion      0.350%


(3) The advisory fees of each Portfolio are based on the percentage of each Portfolio's net assets, not a combination of any of the Portfolios shown.

(4) The current advisory fee schedule for the Portfolio is 0.500% for the first $250 million, 0.450% for the next $500 million and 0.400% thereafter.


130 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


The Portfolios' net assets on August 31, 2006 are set forth below:

Portfolio                                               Net Assets ($MM)
-----------------------------------------------------------------------------
Tax-Managed International Portfolio                        $ 7,513.2
International Portfolio                                    $ 3,389.5
Emerging Markets Portfolio                                 $ 2,125.8
U.S. Government Short Duration Portfolio                   $    82.7
Short Duration Plus Portfolio                              $   378.1
Intermediate Duration Portfolio                            $ 4,059.9
Short Duration California Municipal Portfolio              $    75.0
Short Duration Diversified Municipal Portfolio             $   207.3
Short Duration New York Municipal Portfolio                $   103.5
California Municipal Portfolio                             $ 1,175.7
Diversified Municipal Portfolio                            $ 3,632.0
New York Municipal Portfolio                               $ 1,467.8

Set forth below are the Portfolios' total expense ratios calculated from the beginning of the Portfolios' current fiscal year October 1, 2005 through June 30, 2006:

                                                 Total Expense       Fiscal
Portfolio                                           Ratio(5)        Year End
-------------------------------------------------------------------------------
Tax-Managed International Portfolio(6)          Advisor   1.16%    September 30
                                                Class A   1.33%
                                                Class B   2.03%
                                                Class C   2.03%

International Portfolio(6)                      Advisor   1.21%    September 30
                                                Class A   1.44%
                                                Class B   2.14%
                                                Class C   2.14%

Emerging Markets Portfolio(6)                   Advisor   1.58%    September 30

U.S. Government Short Duration Portfolio        Advisor   0.79%    September 30

Short Duration Plus Portfolio                   Advisor   0.67%    September 30
                                                Class A   1.03%
                                                Class B   1.73%
                                                Class C   1.73%

Intermediate Duration Portfolio                 Advisor   0.59%    September 30

Short Duration California Municipal Portfolio   Advisor   0.82%    September 30


(5)  Annualized.

(6) The total expense ratios shown are for a period, which includes two months of the higher fee schedule (October and November 2005) in effect for the Equity Portfolios through November 30, 2005. The total expense ratios of the Equity Portfolios would have been lower had the reduced advisory fee been in effect for the full period.


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 131


                                                 Total Expense       Fiscal
Portfolio                                           Ratio(5)        Year End
-------------------------------------------------------------------------------
Short Duration Diversified Municipal Portfolio   Advisor   0.71%   September 30

Short Duration New York Municipal Portfolio      Advisor   0.74%   September 30

California Municipal Portfolio                   Advisor   0.64%   September 30
                                                 Class A   0.90%
                                                 Class B   1.60%
                                                 Class C   1.60%

Diversified Municipal Portfolio                  Advisor   0.60%   September 30
                                                 Class A   0.88%
                                                 Class B   1.58%
                                                 Class C   1.58%

New York Municipal Portfolio                     Advisor   0.63%   September 30
                                                 Class A   0.91%
                                                 Class B   1.61%
                                                 Class C   1.61%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolios' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.


132 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolios. It should be noted that the Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship. In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolios had the AllianceBernstein Institutional fee schedule been applicable to the Portfolios versus the Portfolios' advisory fees based on August 31, 2006 net assets. With respect to the Short-Duration Municipal Portfolios,(7) the effective advisory fees based on their proposed fee schedules are also shown (in bold and italicized).

                  Net Assets    AllianceBernstein ("AB")      Effective     Portfolio
                   08/31/06     Institutional ("Inst.")        AB Inst.     Advisory
Portfolio           ($MIL)           Fee Schedule              Adv. Fee        Fee
---------------------------------------------------------------------------------------
Tax-Managed        $7,513.2    International Style Blend        0.404%        0.827%
International                  80 bp on 1st $25 million
Portfolio                      65 bp on next $25 million
                               55 bp on next $50 million
                               45 bp on next $100 million
                               40 bp on the balance
                               Minimum account size: $50m

International      $3,389.5    International Style Blend        0.408%        0.872%
Portfolio                      80 bp on 1st $25 million
                               65 bp on next $25 million
                               55 bp on next $50 million
                               45 bp on next $100 million
                               40 bp on the balance
                               Minimum account size: $50m

Emerging           $2,125.8    Emerging Markets Style Blend     0.805%        1.106%
Markets                        100 bp on 1st $50 million
Portfolio                      80 bp on the balance
                               Minimum account size: $50m

U.S. Government    $82.7       Low Duration                     0.286%        0.500%
Short Duration                 40 bp on 1st $20 million
Portfolio(8)                   25 bp on next $80 million
                               20 bp on next $100 million
                               15 bp on the balance
                               Minimum account size: $20m


(7) Includes Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio and Short Duration New York Municipal Portfolio.

(8) The Portfolio's duration target of 1 to 3 years is similar to that of Low Duration, which targets a duration within 20% of the Merrill Lynch 1-3 Year Treasury Index. However, unlike Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio to invest primarily in U.S. Government and agency securities.


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 133


                  Net Assets    AllianceBernstein ("AB")      Effective     Portfolio
                   08/31/06     Institutional ("Inst.")        AB Inst.     Advisory
Portfolio           ($MIL)           Fee Schedule              Adv. Fee        Fee
---------------------------------------------------------------------------------------
Short Duration      $378.1      Low Duration                    0.198%        0.483%
Plus Portfolio                  40 bp on 1st $20 million
                                25 bp on next $80 million
                                20 bp on next $100 million
                                15 bp on the balance
                                Minimum account size: $20m

Intermediate        $4,059.9    U.S. Core Plus                  0.154%        0.449%
Duration Portfolio              40 bp on 1st $20 million
                                25 bp on next $80 million
                                20 bp on next $100 million
                                15 bp on the balance
                                Minimum account size: $20m

Short Duration      $75.0       Short Duration California       0.227%        0.500%
California                      Municipal
Municipal                       30 bp on 1st $20 million                      0.450%
Portfolio                       20 bp on next $80 million                   (Proposed)
                                15 bp on next $150 million
                                12.5 bp on next $250 million
                                10 bp on the balance
                                Minimum account size: $3m

Short Duration      $207.3      Short Duration Diversified      0.184%        0.500%
Diversified                     Municipal
Municipal                       30 bp on 1st $20 million                      0.450%
Portfolio                       20 bp on next $80 million                   (Proposed)
                                15 bp on next $150 million
                                12.5 bp on next $250 million
                                10 bp on the balance
                                Minimum account size: $3m

Short Duration      $103.5      Short Duration New York         0.218%        0.500%
New York                        Municipal
Municipal                       30 bp on 1st $20 million                      0.450%
Portfolio                       20 bp on next $80 million                   (Proposed)
                                15 bp on next $150 million
                                12.5 bp on next $250 million
                                10 bp on the balance
                                Minimum account size: $3m

California          $1,175.7    Intermediate Duration           0.195%        0.493%
Municipal                       California Municipal
Portfolio                       50 bp on 1st $5 million
                                37.5 bp on next $15 million
                                25 bp on next $80 million
                                18.75 bp on the balance
                                Minimum account size: $3m


134 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


                  Net Assets    AllianceBernstein ("AB")      Effective     Portfolio
                   08/31/06     Institutional ("Inst.")        AB Inst.     Advisory
Portfolio           ($MIL)           Fee Schedule              Adv. Fee        Fee
---------------------------------------------------------------------------------------
Diversified         $3,632.0    Intermediate Duration           0.190%        0.455%
Municipal                       Diversified Municipal
Portfolio                       50 bp on 1st $5 million
                                37.5 bp on next $15 million
                                25 bp on next $80 million
                                18.75 bp on the balance
                                Minimum account size: $3m

New York            $1,467.8    Intermediate Duration New       0.194%        0.484%
Municipal                       York Municipal
Portfolio                       50 bp on 1st $5 million
                                37.5 bp on next $15 million
                                25 bp on next $80 million
                                18.75 bp on the balance
                                Minimum account size: $3m

The Adviser also manages the AllianceBernstein Mutual Funds ("ABMF"), which are investment companies. The advisory schedule of these funds, implemented in January 2004, as a result of the Assurance of Discontinuance between the NYAG and the Adviser, contemplates eight categories with almost all of the AllianceBernstein Mutual Funds in each category having the same fee schedule. In addition to the fee schedules of certain of those categories applicable to the Portfolios, set forth below are what would have been the effective fees of the Portfolios had the fee schedules of the AllianceBernstein Mutual Funds been applied to the Portfolios versus the Portfolios' advisory fees based on August 31, 2006 net assets.(9) With respect to the Short-Duration Municipal Portfolios, the effective advisory fees based on their proposed fee schedules are also shown (in bold and italicized).

                                                                ABMF       Portfolio
                    ABMF                   ABMF               Effective    Advisory
Portfolio         Category             Fee Schedule              Fee          Fee
---------------------------------------------------------------------------------------
Tax-Managed     International    75 bp on 1st $2.5 billion      0.667%      0.827%
International                    65 bp on next $2.5 billion
Portfolio                        60 bp on the balance

International   International    75 bp on 1st $2.5 billion      0.724%      0.872%
Portfolio                        65 bp on next $2.5 billion
                                 60 bp on the balance


(9) It should be noted that at certain asset levels the effective advisory fee of U.S. Government Short Duration Portfolio, Short Duration Plus Portfolio, Intermediate Duration Portfolio and the proposed advisory fee for the Short Duration Municipal Portfolios will be lower than what would have been the effective advisory fees had the fee schedule of the AllianceBernstein Mutual Funds been applied to those Portfolios.


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 135


                                                                ABMF       Portfolio
                    ABMF                   ABMF               Effective    Advisory
Portfolio         Category             Fee Schedule              Fee          Fee
---------------------------------------------------------------------------------------
Emerging            Specialty     75 bp on 1st $2.5 billion     0.750%      1.106%
Markets                           65 bp on next $2.5 billion
Portfolio                         60 bp on the balance

U.S. Government      Low Risk     45 bp on 1st $2.5 billion     0.450%      0.500%
Short Duration        Income      40 bp on next $2.5 billion
Portfolio                         35 bp on the balance

Short Duration       Low Risk     45 bp on 1st $2.5 billion     0.450%      0.483%
Plus Portfolio        Income      40 bp on next $2.5 billion
                                  35 bp on the balance

Intermediate        High Income   50 bp on 1st $2.5 billion     0.481%      0.449%
Duration                          45 bp on next $2.5 billion
Portfolio                         40 bp on the balance

Short Duration       Low Risk     45 bp on 1st $2.5 billion     0.450%      0.500%
California            Income      40 bp on next $2.5 billion
Municipal                         35 bp on the balance                      0.450%
Portfolio                                                                 (Proposed)

Short Duration       Low Risk     45 bp on 1st $2.5 billion     0.450%      0.500%
Diversified           Income      40 bp on next $2.5 billion
Municipal                         35 bp on the balance                      0.450%
Portfolio                                                                 (Proposed)

Short Duration       Low Risk     45 bp on 1st $2.5 billion     0.450%      0.500%
New York              Income      40 bp on next $2.5 billion
Municipal                         35 bp on the balance                      0.450%
Portfolio                                                                 (Proposed)

California           Low Risk     45 bp on 1st $2.5 billion     0.450%      0.493%
Municipal             Income      40 bp on next $2.5 billion
Portfolio                         35 bp on the balance

Diversified          Low Risk     45 bp on 1st $2.5 billion     0.434%      0.455%
Municipal             Income      40 bp on next $2.5 billion
Portfolio                         35 bp on the balance

New York             Low Risk     45 bp on 1st $2.5 billion     0.450%      0.484%
Municipal             Income      40 bp on next $2.5 billion
Portfolio                         35 bp on the balance

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following



136 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


fees for the Luxembourg funds that have a somewhat similar investment style as the Emerging Markets Portfolio:

Fund                                                          Fee
-------------------------------------------------------------------------
Emerging Markets Value
  Class S (Institutional)                                    0.95%

Emerging Markets Growth
  Class A                                                    1.70%(10)
  Class S (Institutional)                                    0.90%

The Alliance Capital Investment Trust Management mutual funds ("ACITM"), which are offered to investors in Japan, have an "all-in" fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ACITM mutual funds with somewhat similar investment styles as the Portfolios are as follows:

Portfolio                         ACITM Mutual Fund                       Fee
-------------------------------------------------------------------------------
Tax-Managed               Alliance International Blend(11)               0.30%
International Portfolio

International Portfolio
Emerging Markets          Bernstein Emerging Growth Equity Fund F(12)    0.80%
Portfolio                 Bernstein Emerging Markets Stock A, B          0.90%
                          Bernstein Emerging Markets Stock F, FB         0.80%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fees for the sub-advisory relationships that have a somewhat similar investment style as certain of the Portfolios:

Portfolio                  Sub-advised Fund             Fee Schedule
-------------------------------------------------------------------------------
International Portfolio     Client No. 1(13)      0.60% on first $1 billion
                                                  0.55% on next $500 million
                                                  0.50% on next $500 million
                                                  0.45% on next $500 million
                                                  0.40% thereafter

                            Client No. 2          0.50% on first $50 million
                                                  0.40% thereafter

                            Client No. 3          0.50%


(10) The "all-in" fee shown is for the Class A shares of Emerging Markets Growth. This fee covers investment advisory services and distribution related services.

(11)  This ACITM fund is privately placed or institutional.

(12)  See footnote 11.

(13)  The client is an affiliate of the Adviser.


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 137


Portfolio                  Sub-advised Fund             Fee Schedule
-------------------------------------------------------------------------------
                             Client No. 4          0.65% on first $75 million
                                                   0.50% on next $25 million
                                                   0.40% on next $200 million
                                                   0.35% on next $450 million
                                                   0.30% thereafter

                             Client No. 5          0.30%

                             Client No. 6          Base fee of
                                                   0.22% on first $1 billion
                                                   0.18% on next $1.5 billion
                                                   0.16% thereafter
                                                   +/- Performance Fee(14)

Emerging Markets             Client No. 7          0.90%
Portfolio

U.S. Government Short        Client No. 8(15)      0.30% on first $500 million
Duration Portfolio                                 0.25% on next $500 million
                                                   0.20% on next $500 million
                                                   0.15% on next $1.5 billion
                                                   0.12% thereafter

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Portfolios' ranking with respect to actual management fees and contractual


(14) The performance fee is calculated by multiplying the Base Fee during the period by an adjustment factor that considers the excess or under performance of the fund versus its benchmark, the Morgan Stanley Capital International All World Index Excluding US (ACWI ex US) over a 60 month rolling period. The fund's annualized effective advisory fee rate over the most recent four quarterly payments, including base fee plus performance fee, is 0.24%.

(15)  See footnote 13.


138 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


management fee relative to the median of the Portfolios' Lipper Expense Group ("EG")(16) at the approximate current asset level of the subject Portfolio.(17)

Lipper describes an EG as a representative sample of comparable funds. Lipper's standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds. However, because the Portfolios original EGs had an insufficient number of peers, at the request of the Adviser and the Senior Officer, Lipper expanded the Portfolios' EGs to include peers that had a similar (but not the same) Lipper investment objective/classification(18) and different load type.(19) However, because Lipper had expanded the EGs of those Portfolios, under Lipper's standard guidelines, each of the Portfolios' Lipper Expense Universe ("EU") were also expanded to include the universes of those peers that had a similar (but not the same) Lipper investment objective/classification or load type.(20) A "normal" EU will include funds that have the same investment classification/objective and load type as the subject Portfolio.

Set forth below are the Portfolios' contractual management fees, actual management fees (as of the Portfolios' most recently completed fiscal year end) and ranking relative to the medians of the Portfolios' EGs. In addition, pro-forma actual management fees(21) are shown for the Equity Portfolios while the proposed


(16) It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

(17) The contractual management fee is calculated by Lipper using each Portfolio's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

(18) Peers with a similar (but not the same) investment objective/classification were considered for inclusion in the EGs and EUs of certain of the Portfolios: Tax-Managed International Portfolio, International Portfolio, Short Duration California Municipal Portfolio, Short Duration New York Municipal Portfolio, California Municipal, Diversified Municipal Portfolio and New York Municipal Portfolio.

(19) Peers with the load type of institutional load, front-end and no-load were considered for inclusion in the Portfolios' EGs and EUs.

(20) The expansion of the Portfolios' EUs was not requested by the Adviser or the Senior Officer. They requested that only the EGs be expanded.

(21) Pro-forma shows what the effective management fee of a Portfolio would have been had changes to the Portfolio's advisory fee schedule been applied to the Portfolio from the beginning of the Portfolio's fiscal year.


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 139


contractual and actual management fees are shown for the Short Duration Municipal Portfolios (bold and italicized):(22)

                                    Lipper                                 Lipper
                     Portfolio    Contractual               Portfolio      Actual
                    Contractual    Management                Actual      Management
                    Management      Fee EG                 Management      Fee EG
Portfolio             Fee(23)       Median        Rank      Fees(24)     Median(25)   Rank
---------------------------------------------------------------------------------------------
Tax-Managed
International
Portfolio(26)          0.830         0.830        7/13        0.907        0.858      11/13
  Pro-forma                                                   0.835        0.858       7/13

International
Portfolio(27)          0.873         0.861        9/16        0.940        0.886      12/16
  Pro-forma                                                   0.874        0.886       8/16

Emerging Markets
Portfolio              1.110         1.225        5/12        1.203        1.203       6/12
  Pro-forma                                                   1.112        1.203       5/12

U.S. Government
Short Duration
Portfolio              0.500         0.486       10/16        0.500        0.373      13/16

Short Duration
Plus Portfolio         0.481         0.450       11/15        0.476        0.355      11/15

Intermediate
Duration
Portfolio              0.452         0.452        8/15        0.464        0.462       9/15


(22) The proposed contractual and actual management fees for the Short Duration Municipal Portfolios were estimated by the Senior Officer using data provided by Lipper and the proposed fee schedules of those Portfolios.

(23) The contractual management fee does not reflect any advisory waivers or expense reimbursements for expense caps that effectively reduce the contractual fee rate.

(24) This column shows the actual management fee of each Portfolio for the fiscal year end September 30, 2005. Pro-forma actual management fees are based on the Portfolios' current fee schedule and the average daily net assets of the Portfolios from the period October 1, 2005 through June 30, 2006. Differences between "contractual" and "actual" are a result of different net assets used to determine each Portfolio's effective management fee rate.

(25) This column shows the median of each Portfolio's Lipper EG, which is based on the actual management fees of each Portfolio and its respective peers. Actual management fees would reflect any management fees waived or expenses reimbursed by the adviser of the funds.

(26) The Portfolio's EG includes the Portfolio, five other international multi-cap core funds ("IMLC"), five large-cap core funds ("ILCC") and two international multi-cap value funds ("IMLV").

(27) The Portfolio's EG includes the Portfolio, eight other IMLC, five ILCC and two IMLV.


140 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


                                    Lipper                                 Lipper
                     Portfolio    Contractual               Portfolio      Actual
                    Contractual    Management                Actual      Management
                    Management      Fee EG                 Management      Fee EG
Portfolio             Fee(23)       Median        Rank      Fees(24)     Median(25)   Rank
---------------------------------------------------------------------------------------------
Short Duration
California
Municipal
Portfolio(28)          0.500         0.623         3/9        0.500        0.440        6/9
  Proposed             0.450         0.623         3/9        0.450        0.440        6/9

Short Duration
Diversified
Municipal
Portfolio(29)          0.500         0.451       11/15        0.499        0.403      13/15
  Proposed             0.450         0.450        7/15        0.450        0.404      11/15

Short Duration
New York
Municipal
Portfolio(30)          0.500         0.623         3/9        0.500        0.440        6/9
  Proposed             0.450         0.623         3/9        0.450        0.440        6/9

California
Municipal
Portfolio(31)          0.492         0.579        4/14        0.500        0.506       6/14

Diversified
Municipal
Portfolio(32)          0.455         0.419        8/12        0.467        0.462       7/12

New York
Municipal
Portfolio(33)          0.483         0.572        4/14        0.487        0.506       4/14


(28) The Portfolio's EG includes the Portfolio, six other California short-intermediate municipal debt funds and two other single state short-intermediate municipal debt funds (Michigan and Hawaii).

(29) The Portfolio's EG includes the Portfolio, seven other short municipal debt funds and seven short-intermediate municipal debt funds.

(30) The Portfolio's EG includes the Portfolio, six other California short-intermediate municipal debt funds and two other single state short-intermediate municipal debt funds (Michigan and Hawaii).

(31) The Portfolio's EG includes the Portfolio, three other California intermediate municipal debt funds, one New York intermediate municipal debt fund, one Pennsylvania intermediate municipal debt fund, one Ohio intermediate municipal debt fund and seven other single state intermediate municipal debt funds (Oregon, Michigan, Virginia, New Mexico, Missouri, Hawaii and Minnesota).

(32) The Portfolio's EG includes the Portfolio, eight other intermediate municipal debt funds and three short-intermediate municipal debt funds.

(33) The Portfolio's EG includes the Portfolio, one other New York intermediate municipal debt fund, three California intermediate municipal debt funds, one Pennsylvania intermediate municipal debt fund, one Ohio intermediate municipal debt fund and seven other single state intermediate municipal debt funds (Oregon, Michigan, Virginia, New Mexico, Missouri, Hawaii and Minnesota).


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 141


Set forth below is a comparison of the Portfolios' total expense ratios and the medians of their EGs and EUs. The Portfolios' rankings are also shown.(34) In addition, pro-forma total expense ratios(35) are shown for the Equity Portfolios while the total expense ratios adjusted for the proposed fee reductions are shown for the Short Duration Municipal Portfolios (bold and italicized):(36)

                                 Expense   Lipper    Lipper   Lipper    Lipper
                                  Ratio    Group     Group   Universe  Universe
Portfolio                        (%)(37)  Median(%)  Rank    Median(%)   Rank
-------------------------------------------------------------------------------
Tax-Managed International
Portfolio(38)                     1.221    1.162     9/13      1.327    112/292
  Pro-forma                       1.146    1.162     7/13      1.327     87/292

International Portfolio(39)       1.264    1.243     9/16      1.326    124/285
  Pro-forma                       1.196    1.243     7/16      1.326    102/285

Emerging Markets Portfolio        1.681    1.681     6/12      1.634      49/89
  Pro-forma                       1.569    1.681     4/12      1.634      38/89

U.S. Government Short
Duration Portfolio                0.778    0.812     6/16      0.705      32/48

Short Duration Plus Portfolio     0.676    0.858     6/15      0.736     55/122

Intermediate Duration Portfolio   0.602    0.808     2/15      0.749     64/238

Short Duration California
Municipal Portfolio(40)           0.812    0.601      7/9      0.677      16/20
  Proposed                        0.762    0.601      7/9      0.677      15/20


(34) Except for asset size comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(35) Pro-forma shows what the total expense ratio of a Portfolio would have been had changes to the Portfolio's advisory fee schedule been applied to the Portfolio from the beginning of the Portfolio's fiscal year.

(36) The total expense ratios adjusted for the proposed fee reductions for the Short Duration Municipal Portfolios were estimated by the Senior Officer using data provided by Lipper and the proposed fee schedules of those Portfolios.

(37) Except for pro-forma total expense ratios, the expense ratios are for the most recently completed fiscal year Advisor Class.

(38) The Portfolio's EU includes the Portfolio, the expense group and all institutional load, front-end load and no-load funds of IMLC, ILCC and IMLV, regardless of asset size or primary channel of distribution, excluding outliers.

(39) The Portfolio's EU includes the Portfolio, the expense group and all institutional load, front-end load and no-load funds of IMLC, ILCC and IMLV, regardless of asset size or primary channel of distribution, excluding outliers.

(40) The Portfolio's EU includes the Portfolio, the expense group and all institutional load, front-end load and no-load funds of California short-intermediate municipal debt funds and other single state short-intermediate municipal debt funds, regardless of asset size or primary channel of distribution, excluding outliers.


142 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


                                 Expense   Lipper    Lipper   Lipper    Lipper
                                  Ratio    Group     Group   Universe  Universe
Portfolio                        (%)(37)  Median(%)  Rank    Median(%)   Rank
-------------------------------------------------------------------------------
Short Duration Diversified
Municipal Portfolio(41)           0.707    0.630    10/15      0.604      43/69
  Proposed                        0.657    0.630     9/15      0.604      40/69

Short Duration New York
Municipal Portfolio(42)           0.745    0.601      7/9      0.677      15/20
  Proposed                        0.695    0.601      6/9      0.677      13/20

California Municipal
  Portfolio(43)                   0.647    0.656     6/14      0.749     33/134

Diversified Municipal
  Portfolio(44)                   0.608    0.606     7/12      0.689     35/101

New York Municipal Portfolio(45)  0.632    0.656     5/14      0.749     32/134

Based on this analysis, except for Short Duration California Municipal Portfolio, Short Duration New York Municipal Portfolio, California Municipal Portfolio and New York Municipal Portfolio, which have a more favorable ranking on a contractual management fee basis than on a total expense ratio basis, and Tax-Managed International Portfolio, which has equally favorable rankings, the Portfolios have a more favorable ranking on a total expense ratio fee basis than they do on a contractual management fee basis.(46)


(41) The Portfolio's EU includes the Portfolio, the expense group and all institutional load, front-end load and no-load funds of short municipal debt funds and short-intermediate municipal debt funds, regardless of asset size or primary channel of distribution, excluding outliers.

(42) The Portfolio's EU includes the Portfolio, the expense group and all institutional load, front-end load and no-load funds of California short-intermediate municipal debt funds and other single state short-intermediate municipal debt funds, regardless of asset size or primary channel of distribution, excluding outliers.

(43) The Portfolio's EU includes the Portfolio, the expense group and all institutional load, front-end load and no-load funds of California intermediate municipal debt funds, New York intermediate municipal debt funds, Pennsylvania intermediate municipal debt funds, Ohio intermediate municipal debt funds, and other single state intermediate municipal debt funds, regardless of asset size or primary channel of distribution, excluding outliers.

(44) The Portfolio's EU includes the Portfolio, the expense group and all institutional load, front-end load and no-load funds of intermediate municipal debt funds and short-intermediate municipal debt funds, regardless of asset size or primary channel of distribution, excluding outliers.

(45) The Portfolio's EU includes the Portfolio, the expense group and all institutional load, front-end load and no-load funds of New York intermediate municipal debt funds, California intermediate municipal debt funds, Pennsylvania intermediate municipal debt funds, Ohio intermediate municipal debt funds, and other single state intermediate municipal debt funds, regardless of asset size or primary channel of distribution, excluding outliers.

(46) With respect to the Equity Portfolios, this observation applies when comparing contractual management fees to pro-forma total expense ratios.


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 143


III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The Adviser's profitability information for the Portfolios prepared by the Adviser for the Directors of the Fund was reviewed by the Senior Officer and the consultant. Except for a few Portfolios, the Adviser's profitability for providing investment advisory services to the Portfolios increased slightly during the calendar year 2005, relative to 2004.

The Portfolios have a Shareholder Servicing Agreement with the Adviser where the Adviser pays expenses it incurs in providing shareholder servicing to the Portfolios. Under the Shareholder Servicing Agreement, except for Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio (the "Equity Portfolios"), which pays 0.25%, the remaining Portfolios, which are primarily invested in fixed income securities (the "Fixed Income Portfolios"), pay 0.10% of the Portfolios' daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement in the Portfolios' most recently completed fiscal year:

                                                    Shareholder Serving
Portfolio                                              Agreement Fee
-------------------------------------------------------------------------
Tax-Managed International Portfolio                    $ 13,258,263
International Portfolio                                $  6,157,047
Emerging Markets Portfolio                             $ 4,002,279
U.S. Government Short Duration Portfolio               $     91,842
Short Duration Plus Portfolio                          $    410,072
Intermediate Duration Portfolio                        $  3,104,905
Short Duration California Municipal Portfolio          $     68,266
Short Duration Diversified Municipal Portfolio         $    253,042
Short Duration New York Municipal Portfolio            $    122,925
California Municipal Portfolio                         $    898,450
Diversified Municipal Portfolio                        $  2,752,982
New York Municipal Portfolio                           $  1,190,723

In addition to the Adviser's direct profits from managing the Portfolios, certain of the Adviser's affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser


144 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent and distribution related services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. ("ABI"), an affiliate of the Adviser, is the principal underwriter of the Portfolios' retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios' retail classes that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2005, ABI paid approximately 0.042% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18.0 million for distribution services and educational support (revenue sharing payments). For 2006, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.5 million.

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios' Class A shares during the Portfolios' most recently completed fiscal year:

Portfolio                                            Amount Received
-----------------------------------------------------------------------
Tax-Managed International Portfolio                       $ 1,599
International Portfolio                                   $ 2,741
Short Duration Plus Portfolio                             $ 5,331
California Municipal Portfolio                            $ 4,227
Diversified Municipal Portfolio                           $ 8,599
New York Municipal Portfolio                              $ 4,844

During the Portfolios most recently completed fiscal year, ABI received from the Portfolios' retail classes the following Rule 12b-1 fees and CDSC fees:

Portfolio                                12b-1 Fee Received      CDSC Received
-------------------------------------------------------------------------------
Tax-Managed International Portfolio         $     9,148            $     360
International Portfolio                     $   146,089            $   6,718
Short Duration Plus Portfolio               $   829,370            $ 111,475
California Municipal Portfolio              $   757,478            $  68,341
Diversified Municipal Portfolio             $ 1,880,730            $ 195,055
New York Municipal Portfolio                $ 1,138,521            $  90,578

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. ("ABIS"), the affiliated transfer agent of the retail classes of the Portfolios, are charged on a per account basis, based on


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 145


the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS' after-tax profitability increased in 2005 in comparison to 2004. During the Portfolios' most recently completed fiscal year, ABIS received the following net fees from the retail classes of the Portfolios:(47)

Portfolio                                         ABIS Fee      Expense Offset
-------------------------------------------------------------------------------
Tax-Managed International Portfolio(48)           $    182           $  13
International Portfolio(48)                       $ 13,169           $ 183
Short Duration Plus Portfolio                     $ 51,926           $ 636
California Municipal Portfolio                    $ 18,000           $ 248
Diversified Municipal Portfolio                   $ 50,868           $ 552
New York Municipal Portfolio                      $ 44,364           $ 307

Certain of the Portfolios effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co., LLC ("SCB & Co.") and/or its U.K. affiliate, Sanford C. Bernstein Limited ("SCB Ltd."), collectively "SCB," and paid commissions for such transactions during the Portfolios' most recently completed fiscal year. The Adviser represented that SCB's profitability from business conducted with these Portfolios is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Portfolios. These credits and charges are not being passed onto to any SCB client.

V. POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding economies of scale and/or scope. Based on the independent consultant's initial survey, there was consensus that that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

The independent consultant conducted further studies of the Adviser's operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory


(47) The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder's account to the transfer agent's account and then from the transfer agent's account to the Portfolio's account.

(48) With respect to Tax-Managed International Portfolio and International Portfolio, ABIS voluntarily agreed to waive a portion of its fees in the amounts of $17,818 and $4,831 for the Portfolios, respectively.


146 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


fees at the industry level. In a recent presentation to the Board of Directors, the independent consultant noted the potential for economies of scale and/or scope through the use of "pooling portfolios" and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in the less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees. The independent consultant indicated that additional work is contemplated in order to determine the presence of economies of scale and/or scope in a multi-product firm, such as AllianceBernstein L.P.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of $659 billion as of September 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolios.

The information below, which was prepared by Lipper, shows the 1, 3, 5 and 10 year gross performance returns and rankings of the Portfolios(49) relative to their Lipper Performance Group ("PG") and Lipper Performance Universe ("PU")(50) for the periods ended June 30, 2006.(51)

Tax-Managed
International     Portfolio
Portfolio          Return        PG Median    PU Median      PG Rank    PU Rank
-------------------------------------------------------------------------------
  1 year            28.85          27.99        28.02          2/6       78/213
  3 year            22.42          24.58        24.27          6/6      123/158
  5 year            12.51          12.51        10.50          3/5       38/136
  10 year           10.65            N/A         8.55          1/1        14/51

International     Portfolio
Portfolio          Return        PG Median    PU Median      PG Rank    PU Rank
-------------------------------------------------------------------------------
  1 year            29.25          28.07        28.01          3/9       51/179
  3 year            22.79          23.95        24.27          7/8      109/147
  5 year            12.69          11.66        10.53          2/7       34/128


(49) The performance returns and rankings are for the Advisor Class shares of the Portfolios.

(50) A Portfolio's PG/PU may not be necessarily be identical to the Portfolios' EG/EU. Peers with negative management fees are excluded from EGs/EUs but not necessarily from PGs/PUs. In addition, the Portfolios' PGs/PUs only include funds of the same Lipper investment objective/classification as the Portfolios, in contrast to certain of their EGs/EUs, which may include funds of similar but not the same investment objective/classification.

(51) Note that the current Lipper investment objective/classification dictates the PG and PU throughout the life of each Portfolio even if a Portfolio had a different investment objective/classification at different point in time. To cite an example, Tax-Managed International Portfolio's and International Portfolio's Lipper investment objective/classification was changed on November 16, 2004 from IMLV to IMLC. However, the performance of those Portfolios, which includes the period prior to the investment objective/classification change, would still be compared to the complete historical performance of their current IMLC PG and PU peers, even if the Portfolios' peers had a different investment objective/classification prior to November 16, 2004.


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 147


Emerging Markets   Portfolio
Portfolio           Return       PG Median    PU Median      PG Rank    PU Rank
-------------------------------------------------------------------------------
  1 year            34.43          35.06        36.33         7/12       81/140
  3 year            42.72          37.41        35.76         2/12        5/122
  5 year            29.19          23.23        23.12         2/11         8/96
  10 year           10.89           9.75         9.18          1/5        13/45

U.S. Government
Short Duration     Portfolio
Portfolio           Return       PG Median    PU Median      PG Rank    PU Rank
-------------------------------------------------------------------------------
  1 year             2.18           2.39         2.34        13/16        48/60
  3 year             1.84           1.84         1.95         7/13        33/54
  5 year             3.60           3.65         3.60         7/12        25/50
  10 year            4.98           5.14         5.13        10/10        28/36

Short Duration     Portfolio
Plus Portfolio      Return       PG Median    PU Median      PG Rank    PU Rank
-------------------------------------------------------------------------------
  1 year             2.42           2.85         2.74        11/15      125/168
  3 year             2.14           2.31         2.36         8/14       81/126
  5 year             3.77           3.74         3.77         6/12       52/104
  10 year            5.17           5.19         5.20          7/9        38/59

Intermediate
Duration           Portfolio
Portfolio           Return       PG Median    PU Median      PG Rank    PU Rank
-------------------------------------------------------------------------------
  1 year             0.20          -0.12        -0.04         5/15      120/338
  3 year             2.87           2.91         2.65         9/15      110/289
  5 year             5.07           5.43         5.36        11/12      161/238
  10 year            6.01           6.17         6.43          6/6       99/114

Short Duration
California
Municipal          Portfolio
Portfolio           Return       PG Median    PU Median      PG Rank    PU Rank
-------------------------------------------------------------------------------
  1 year             2.17           1.50         1.66          2/7         4/13
  3 year             1.91           2.08         2.08          4/5          7/9
  5 year             2.55           3.72         3.72          5/5          9/9
  10 year            3.61            N/A         4.33          2/2          5/5

Short Duration
Diversified        Portfolio
Portfolio           Return       PG Median    PU Median      PG Rank    PU Rank
-------------------------------------------------------------------------------
  1 year             2.42           2.05         2.66          1/8        28/49
  3 year             2.11           1.84         2.11          1/8        19/38
  5 year             2.97           3.06         2.97          4/6        15/31
  10 year            3.88           3.75         3.96          2/4        10/18

Short Duration
New York
Municipal          Portfolio
Portfolio           Return       PG Median    PU Median      PG Rank    PU Rank
-------------------------------------------------------------------------------
  1 year             2.29           1.38         1.30          1/3         2/10
  3 year             2.12           1.73         1.74          1/3          2/9
  5 year             2.78           3.22         3.41          3/3          9/9
  10 year            3.71           4.30         4.30          3/3          9/9


148 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


California
Municipal          Portfolio
Portfolio           Return       PG Median    PU Median      PG Rank    PU Rank
-------------------------------------------------------------------------------
  1 year             1.08           0.80         0.97          1/4        10/31
  3 year             2.43           2.41         2.45          2/4        19/31
  5 year             3.87           4.08         4.26          4/4        25/25
  10 year            4.86           5.03         5.25          3/3        13/13

Diversified
Municipal          Portfolio
Portfolio           Return       PG Median    PU Median      PG Rank    PU Rank
-------------------------------------------------------------------------------
  1 year             1.01           1.07         0.90          6/9       35/100
  3 year             2.44           2.59         2.48          6/9        48/89
  5 year             4.07           4.47         4.51          8/8        67/76
  10 year            5.00           5.26         5.35          6/6        50/55

New York
Municipal          Portfolio
Portfolio          Return        PG Median    PU Median      PG Rank    PU Rank
-------------------------------------------------------------------------------
  1 year             1.00            N/A         0.55          1/2         4/23
  3 year             2.50            N/A         2.50          1/2         8/22
  5 year             4.09            N/A         4.41          1/1        15/17
  10 year            5.01            N/A         5.55          1/1        11/12


Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolios (in bold) versus their benchmarks:(52)

                                                  Period Ending June 30, 2006
                                                    Performance Annualized
----------------------------------------------------------------------------------------
                                                                                Since
Portfolio/Benchmark                    1 Year    3 Year    5 Year   10 Year   Inception
----------------------------------------------------------------------------------------
Tax-Managed International Portfolio     27.28     20.92     11.12      9.30     10.19
MSCI EAFE                               26.56     23.94     10.02      6.39      8.19

International Portfolio                 27.63     21.24     11.26       n/a      8.20
MSCI EAFE                               26.56     23.94     10.02       n/a      5.03

Emerging Markets Portfolio              32.19     40.32     27.00      8.99      9.90
MSCI Emerging Markets                   35.47     34.33     21.18      6.49      7.20

U.S. Government Short
  Duration Portfolio                     1.42      1.05      2.83      4.21      5.28
Merrill Lynch 1-3 Year Treasury Index    1.83      1.40      3.08      4.76      5.91

Short Duration Plus Portfolio            1.76      1.46      3.08      4.47      5.60
Merrill Lynch 1-3 Yr. Treasury Index     1.83      1.40      3.08      4.76      5.93


(52) The Adviser provided Portfolio (Advisor Class) and benchmark performance return information for periods through June 30, 2006 in order to maintain consistency with Lipper's performance rankings in the analysis.


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 149


                                                  Period Ending June 30, 2006
                                                    Performance Annualized
----------------------------------------------------------------------------------------
                                                                                Since
Portfolio/Benchmark                    1 Year    3 Year    5 Year   10 Year   Inception
----------------------------------------------------------------------------------------
Intermediate Duration Portfolio         -0.37      2.25      4.45      5.39      6.83
Lehman Brothers Aggregate Bond Index    -0.81      2.05      4.97      6.22      7.45

Short Duration California
  Municipal Portfolio                    1.35      1.10      1.74      2.82      3.08
Lehman Brothers 1 Year Municipal Index   1.87      1.44      2.31      3.50      3.75

Short Duration Diversified
  Municipal Portfolio                    1.71      1.40      2.25      3.14      3.39
Lehman Brothers 1 Year Municipal Index   1.87      1.44      2.31      3.50      3.75

Short Duration New York Municipal
  Portfolio                              1.54      1.37      2.02      2.94      3.18
Lehman Brothers 1 Year Municipal Index   1.87      1.44      2.31      3.50      3.75

California Municipal Portfolio           0.45      1.77      3.20      4.18      5.07
Lehman Brothers Municipal Bond Index     0.89      3.23      5.05      5.79      6.68

Diversified Municipal Portfolio          0.41      1.82      3.43      4.35      5.29
Lehman Brothers Municipal Bond Index     0.89      3.23      5.05      5.79      6.72

New York Municipal Portfolio             0.38      1.85      3.43      4.34      5.33
Lehman Brothers Municipal Bond Index     0.89      3.23      5.05      5.79      6.72

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for each of the Portfolios is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolios is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 8, 2006


150 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National                  Michigan
Insured National          Minnesota
Arizona                   New Jersey
California                New York
Insured California        Ohio
Florida                   Pennsylvania
Massachusetts             Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

--------------------------------------------
Retirement Strategies Funds
--------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our website at www.alliancebernstein.com or call us at 800.227.4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS o 151


NOTES


152 o ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS


ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


IM-0151-0906

-------------------------------------------------------------------------------
ANNUAL REPORT
-------------------------------------------------------------------------------

AllianceBernstein Short Duration Portfolio

Annual Report

September 30, 2006


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS



Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.



November 22, 2006

Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Short Duration Portfolio (the "Portfolio") for the annual reporting period ended September 30, 2006.

Investment Objective and Policies

The Portfolio seeks to provide safety of principal and a moderate rate of return that is subject to taxes. This open-end fund invests under normal circumstances at least 80% of its net assets in securities rated A- or better and comparably rated commercial paper and notes. The Portfolio may purchase many types of fixed-income securities, including corporate bonds, notes, U.S. government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, loan participations and preferred stock. The Portfolio may also invest up to 20% of its total assets in foreign fixed-income securities of issuers in developed or emerging-market countries. The Portfolio also may invest up to 20% of its total assets in fixed-income securities rated BB- or B- by national rating agencies, which are below investment grade (i.e., "junk bonds"). The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions.

Investment Results

The table on page 4 shows the performance of the Portfolio for the six- and 12-month periods ended September 30, 2006. Also included are returns for the Portfolio's benchmark, the Merrill Lynch (ML) 1-3 Year Treasury Index, which tracks short-term government securities with maturities between 1 and 2.99 years.

The Portfolio slightly underperformed its benchmark for both the six- and 12-month periods ended September 30, 2006. The Portfolio's shorter duration and exposure to spread sectors such as asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) contributed positively to performance for both the six- and 12-month time periods. The Portfolio's underweight to Treasuries and overweight to non-Treasury sectors detracted from performance at certain points in the annual reporting period, when Treasuries outperformed non-Treasury sectors.

Market Review and Investment Strategy

U.S. fixed-income returns were generally weak throughout most of the annual period, buffeted by higher interest rates and continued Federal Reserve ("Fed") interest-rate increases. The Fed raised official interest rates an additional 150 basis points in quarter point increments during the year to end the period at 5.25%. Yields across the maturity spectrum rose, with shorter-term yields rising the most. Two-year yields gained a total of 52 basis points to yield 4.68%, while the 10-year yield gained 30 basis points to end the period at 4.63%. The Treasury yield curve remained flat, with the yield spread between the two- and 30-year at only 8 basis points.

Shorter-term fixed-income securities significantly outperformed both intermediate- and longer-maturity securities during the period. Typically, a


ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO o 1


rising interest-rate environment negatively impacts shorter-term securities less than securities with a longer term to maturity. As a result, U.S. Treasuries in the 1-3 year maturity range returned 3.71% during the annual period, significantly outperforming longer maturities (20+ years), which returned 1.84%, according to Lehman Brothers.

The spread sectors also outperformed U.S. Treasury holdings on both an absolute and duration-adjusted basis. U.S. agency securities (1-3 years) outperformed Treasuries, posting a return of 3.01%. Asset-backed securities posted a return of 4.25% and CMBS returned 4.38% for the annual period. Both asset-backed and CMBS securities were underpinned by strong technical demand and low spread volatility. Mortgage pass-through securities (0-3 years) posted a return of 3.56% for the annual period, as mortgages benefited from relatively low volatility and muted prepayment risk. Corporate securities (1-3 years) also posted strong returns of 4.15%, as solid corporate fundamentals continued despite a peak in earnings momentum.

During the reporting period, allocations to the Portfolio's higher-quality, non-Treasury sectors, including mortgages, collateralized mortgage obligations
(CMOs), ABS and CMBS were increased in an effort to enhance portfolio yield.


2 o ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio's prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Merrill Lynch (ML) 1-3 Year Treasury Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index tracks short-term government securities with maturities between 1 and
2.99 years. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The Portfolio's assets can be invested in foreign securities, which may magnify asset value fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Portfolio may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have an impact on the Portfolio's asset value. To increase yield, the Portfolio can use leverage, a speculative technique, which may increase share price fluctuation. Price fluctuation in the Portfolio's securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolio to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. The Portfolio's investments in mortgage-related or asset-backed securities may be subjected to prepayment risk. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The Portfolio may also invest a portion of its assets in below investment-grade securities (i.e. "junk bonds"), which are subject to greater risk than higher-rated securities. While the Portfolio invests in bonds and fixed-income securities, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolio's prospectus.


(Historical Performance continued on next page)


ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO o 3


HISTORICAL PERFORMANCE
(continued from previous page)


                                                             Returns
THE PORTFOLIO VS. ITS BENCHMARK                   -----------------------------
PERIODS ENDED SEPTEMBER 30, 2006                      6 Months     12 Months
-------------------------------------------------------------------------------
AllianceBernstein Short Duration Portfolio
  Class A                                               2.44%         3.23%
  Class B                                               2.09%         2.55%
  Class C                                               2.09%         2.54%
Merrill Lynch 1-3 Year Treasury Index                   2.62%         3.73%


GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO
5/21/03* TO 9/30/06

AllianceBernstein Short Duration Portfolio Class A: $10,113
Merrill Lynch 1-3 Year Treasury Index: $10,645

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                          AllianceBernstein
                           Short Duration            Merrill Lynch 1-3 Year
                          Portfolio Class A              Treasury Index
-------------------------------------------------------------------------------
    5/21/03*                  $  9,575                     $ 10,000
    9/30/03                   $  9,621                     $ 10,058
    9/30/04                   $  9,720                     $ 10,163
    9/30/05                   $  9,795                     $ 10,262
    9/30/06                   $ 10,113                     $ 10,645


*  Since inception of the Portfolio's Class A shares on 5/21/03.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Short Duration Portfolio Class A shares (from 5/21/03* to 9/30/06) as compared to the performance of the Portfolio's benchmark, the Merrill Lynch 1-3 Year Treasury Index. Returns for the Index are from the month-end closest to the Portfolio's inception date which is 5/31/03. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark Disclosures on previous page.

(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO


HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2006
--------------------------------------------------------------
                                NAV Returns    SEC Returns
Class A Shares
1 Year                              3.23%         -1.16%
Since Inception*                    1.63%          0.33%
SEC Yield**                         4.04%

Class B Shares
1 Year                              2.55%         -0.44%
Since Inception*                    0.93%          0.93%
SEC Yield**                         3.52%

Class C Shares
1 Year                              2.54%          1.55%
Since Inception*                    0.91%          0.91%
SEC Yield**                         3.53%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2006)
--------------------------------------------------------------

Class A Shares
1 Year                                            -1.16%
Since Inception*                                   0.33%

Class B Shares
1 Year                                            -0.44%
Since Inception*                                   0.93%

Class C Shares
1 Year                                             1.55%
Since Inception*                                   0.91%


*  Inception Date: 5/21/03 for Class A, Class B and Class C shares.

** SEC Yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2006.

See Historical Performance disclosures on page 3.


ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO o 5


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                 Ending
                                            Beginning        Account Value
                                          Account Value      September 30,     Expenses Paid
                                          April 1, 2006          2006          During Period*
---------------------------------------------------------------------------------------------
Class A
Actual                                         $1,000          $1,024.40           $5.28
Hypothetical (5% return before expenses)       $1,000          $1,019.85           $5.27

Class B
Actual                                         $1,000          $1,020.88           $8.81
Hypothetical (5% return before expenses)       $1,000          $1,016.34           $8.80

Class C
Actual                                         $1,000          $1,020.88           $8.81
Hypothetical (5% return before expenses)       $1,000          $1,016.34           $8.80


* Expenses are equal to the classes' annualized expense ratios of 1.04%, 1.74% and 1.74%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (reflect the one-half year period).


6 o ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO


PORTFOLIO SUMMARY
September 30, 2006


PORTFOLIO STATISTICS
Net Assets ($mil): $449.3


SECURITY TYPE BREAKDOWN*
[ ]  25.5%   Corporate Bonds                               [PIE CHART OMITTED]
[ ]  16.2%   Federal National Mortgage Association
[ ]  13.2%   Collateralized Mortgage Obligations
[ ]  12.8%   Federal Home Loan Mortgage Corporation
[ ]  11.6%   Asset-Backed Securities
[ ]   7.1%   Federal Home Loan Bank
[ ]   6.7%   Commercial Mortgage-Backed Securities
[ ]   4.9%   U.S. Treasury Securities
[ ]   0.3%   Government National Mortgage Association

[ ]   1.7%   Short-Term


* All data are as of September 30, 2006. The Portfolio's security type breakdown is expressed as a percentage of total investments and may vary over time.


ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO o 7


SHORT DURATION PLUS PORTFOLIO
SCHEDULE OF INVESTMENTS
September 30, 2006

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
U.S. GOVERNMENT & GOVERNMENT
  SPONSORED AGENCY OBLIGATIONS-40.9%
Federal Agency-20.2%
Federal Home Loan Bank
  5.125%, 6/13/08                                    $  9,105     $   9,121,243
  5.375%, 8/19/11                                      22,275        22,678,623
Federal Home Loan Mortgage Corp.
  Callable 5/23/07 @ 100
  5.45%, 5/23/08                                        1,945         1,951,049
  3.875%, 6/15/08                                      31,870        31,294,109
  Callable 11/03/06 @ 100
  4.90%, 11/03/08                                       4,295         4,283,189
Federal National Mortgage Association
  Callable 11/28/06 @ 100
  4.90%, 11/28/07                                       4,645         4,629,554
  Callable 2/27/07 @ 100
  5.00%, 2/27/08                                        7,250         7,226,226
  4.25%, 5/15/09                                        9,855         9,697,665
                                                                  -------------
                                                                     90,881,658
Federal Agency - Collateralized Mortgage
  Obligations-0.4%
Freddie Mac Reference Remic
  Series R008 Class FK
  5.73%, 7/15/23(a)                                     1,164         1,164,929
Government National Mortgage Association
  Series 2006-51 Class IO
  0.995%, 8/16/46                                      12,061           765,138
                                                                  -------------
                                                                      1,930,067
Mortgage Pass Thru's-15.4%
Federal Home Loan Mortgage Corp.
  9.00%, 3/17/08                                           17            17,066
  5.00%, 4/01/21                                       10,719        10,533,228
  4.398%, 9/01/34(a)                                      955           953,079
  4.124%, 1/01/35(a)                                    3,180         3,192,971
  7.00%, 5/01/35                                        5,292         5,435,082
Federal National Mortgage Association
  7.50%, 3/01/15                                          362           375,255
  8.00%, 8/01/16                                          629           656,681
  6.00%, 11/01/16-2/01/17                               3,547         3,602,720
  5.50%, 6/01/20                                       10,443        10,466,230
  7.00%, 9/01/25-11/01/34                              14,463        14,903,122
  4.477%, 5/01/33(a)                                    1,291         1,294,831
  4.38%, 8/01/34                                          790           791,932
  4.235%, 9/01/34                                       1,557         1,560,675
  4.124%, 12/01/34(a)                                   3,070         3,059,143
  4.786%, 7/01/35(a)                                    1,010         1,005,051
  6.417%, 1/01/36(a)                                    1,657         1,700,046
  5.811%, 3/01/36(a)                                    4,052         4,089,535


8 o ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
  5.498%, 5/01/36(a)                                 $  2,160     $   2,165,221
  5.942%, 6/01/36(a)                                    2,713         2,754,355
Government National Mortgage Association
  7.50%, 3/15/32                                          629           654,553
                                                                  -------------
                                                                     69,210,776
U.S. Treasury Notes-4.9%
United States Treasury Inflation Indexed Note
  3.50%, 1/15/11                                        7,423         7,775,237
United States Treasury Note
  4.875%, 5/31/11                                      13,810        13,968,594
                                                                  -------------
                                                                     21,743,831
Total U.S. Government & Government
  Sponsored Agency Obligations
  (cost $183,607,051)                                               183,766,332

CORPORATE DEBT OBLIGATIONS-25.2%
Automotive-1.0%
Daimler Chrysler North America Corp.
  4.125%, 3/07/07                                       3,370         3,350,656
  4.875%, 6/15/10                                         970           942,455
                                                                  -------------
                                                                      4,293,111
Banking-1.0%
UBS Preferred Funding Trust I
  Callable 10/01/10 @ 100.00
  8.622%, 10/29/49(a)                                   1,930         2,147,766
Washington Mutual Bank
  4.50%, 8/25/08                                        2,305         2,273,931
                                                                  -------------
                                                                      4,421,697
Building/Real Estate-1.3%
Simon Property Group LP
  6.375%, 11/15/07                                      2,150         2,168,578
Vornado Realty LP
  5.625%, 6/15/07                                       3,590         3,586,514
                                                                  -------------
                                                                      5,755,092
Cable-1.9%
British Sky Broadcasting Group PLC
  6.875%, 2/23/09                                       3,665         3,786,957
Comcast Cable Communications, Inc.
  8.375%, 5/01/07                                       4,750         4,830,541
                                                                  -------------
                                                                      8,617,498
Communications-1.9%
Sprint Capital Corp.
  6.00%, 1/15/07                                        5,140         5,145,510
Verizon Global Funding Corp.
  6.125%, 6/15/07                                       3,350         3,366,100
                                                                  -------------
                                                                      8,511,610


ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO o 9


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Communications - Mobile-0.8%
Cingular Wireless LLC
  5.625%, 12/15/06                                   $  3,720     $   3,720,086

Financial-8.8%
American General Finance Corp.
  5.706%, 8/17/11(a)                                    4,500         4,508,397
Capital One Financial Corp.
  5.67%, 9/10/09(a)                                     2,250         2,251,616
CIT Group, Inc.
  5.546%, 8/17/09(a)                                    2,270         2,270,751
  Senior Note
  7.75%, 4/02/12                                        4,000         4,428,836
Countrywide Home Loans, Inc.
  4.00%, 3/22/11                                        6,135         5,790,262
International Lease Finance Corp.
  5.625%, 6/01/07                                       6,025         6,032,796
Merrill Lynch & Co., Inc.
  6.56%, 12/16/07                                       7,725         7,850,578
The Goldman Sachs Group, Inc.
  4.125%, 1/15/08                                       6,390         6,308,623
                                                                  -------------
                                                                     39,441,859
Food/Beverage-1.4%
General Mills, Inc.
  5.125%, 2/15/07                                       2,250         2,247,246
The Kroger Co.
  7.80%, 8/15/07                                        4,205         4,271,052
                                                                  -------------
                                                                      6,518,298
Health Care-1.6%
Anthem Inc. NT
  3.50%, 9/01/07                                        3,470         3,406,117
WellPoint, Inc.
  3.75%, 12/14/07                                       3,864         3,789,112
                                                                  -------------
                                                                      7,195,229
Insurance-0.9%
Marsh & McLennan Cos., Inc.
  5.375%, 3/15/07                                       4,220         4,217,409

Non-Air Transportation-0.5%
CSX Corp.
  6.25%, 10/15/08                                       2,180         2,220,812

Paper/Packaging-0.1%
Weyerhaeuser Co.
  6.125%, 3/15/07                                         456           456,508

Public Utilities - Electric & Gas-2.3%
Duke Energy Corp.
  3.75%, 3/05/08                                        4,137         4,051,993


10 o ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Pacific Gas & Electric Co.
  3.60%, 3/01/09                                     $  2,450     $   2,362,408
Progress Energy, Inc.
  6.05%, 4/15/07                                        3,715         3,725,090
                                                                  -------------
                                                                     10,139,491
Service-0.7%
Waste Management, Inc.
  6.50%, 11/15/08                                       3,045         3,117,897

Supermarket/Drug-0.8%
Safeway, Inc.
  6.50%, 11/15/08                                       3,600         3,679,412

Technology-0.2%
Oracle Corp.
  5.00%, 1/15/11                                        1,005           995,399

Total Corporate Debt Obligations
  (cost $114,087,398)                                               113,301,408

ASSET BACKED SECURITIES-11.5%
Ace Securities Corp.
  Series 2003-0P1 Class A2
  5.69%, 12/25/33(a)                                      501           501,256
American General Mortgage Loan Trust
  Series 2003-1 Class A3
  4.03%, 4/25/33                                        1,370         1,325,793
Capital Auto Receivables Asset Trust
  Series 2005-SN1A Class A3A
  4.10%, 6/15/08                                        1,995         1,985,961
Citifinancial Mortgage Securities, Inc.
  Series 2003-1 Class AFPT
  3.36%, 1/25/33                                        1,250         1,133,210
  Series 2004-1 Class AF2
  2.645%, 4/25/34                                       1,043         1,018,814
Countrywide Asset-Backed Certificates
  Series 2003-BC1 Class A
  5.73%, 3/25/33(a)                                       277           277,365
Credit-Based Asset Servicing & Securities, Inc.
  Series 2003-CB3 Class AF1
  2.879%, 12/25/32                                        933           855,380
  Series 2005-CB4 Class AF2
  4.751%, 8/25/35                                       3,850         3,792,288
  Series 2005-RP2 Class AF2
  5.75%, 9/25/35(b)                                     1,200         1,188,096
First Franklin Mortgage Loan Asset-Backed
  Certificates
  Series 2000-FF1 Class A
  5.79%, 9/25/30(a)                                       305           305,379


ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO o 11


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
GE Dealer Floorplan Master Note Trust
  Series 2006-2 Class A
  5.40%, 4/20/13(a)                                  $  3,000     $   3,000,000
Home Equity Mortgage Trust
  Series 2005-3 Class M1
  5.87%, 11/25/35(a)                                    3,825         3,833,453
Household Home Equity Loan Trust
  Series 2006-1 Class M1
  5.61%, 1/20/36(a)                                     1,414         1,413,608
HSI Asset Securitization Corp. Trust
  Series 2006-OPT1 Class 2A1
  5.41%, 12/25/35(a)                                    3,202         3,202,809
  Series 2006-OPT2 Class 2A1
  5.41%, 1/25/36(a)                                     3,938         3,938,400
Irwin Home Equity
  Series 2005-C Class 2A1
  5.58%, 4/25/30(a)                                     1,079         1,079,526
Lehman XS Trust
  Series 2006-3 Class M1
  5.78%, 3/25/36(a)                                     1,000         1,003,500
Long Beach Mortgage Loan Trust
  Series 2004-3 Class M2
  5.93%, 7/25/34(a)                                     6,700         6,717,822
Master Asset Backed Securities Trust
  Series 2004-HE1 Class A1
  5.73%, 9/25/34(a)                                       982           983,594
  Series 2004-WMC3 Class A4
  5.62%, 10/25/34(a)                                      787           787,599
Providian Gateway Master Trust
  Series 2004-DA Class A
  3.35%, 9/15/11                                        2,000         1,964,376
Residential Asset Mortgage Products, Inc.
  Series 2004-SL3 Class A3
  7.50%, 12/25/31                                       1,732         1,789,288
  Series 2004-RS4 Class AI4
  4.911%, 4/25/34                                       2,120         2,096,489
Residential Asset Securities Corp.
  Series 2003-KS8 Class A2B2
  5.77%, 10/25/33(a)                                       10             9,852
SLM Student Loan Trust
  Series 2006-5 Class A2
  5.429%, 7/25/17(a)                                    5,000         5,080,200
Structured Asset Investment Loan Trust
  Series 2006-1 Class A1
  5.41%, 1/25/36(a)                                     2,140         2,139,848

Total Asset Backed Securities
  (cost $51,563,001)                                                 51,423,906


12 o ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE
  OBLIGATIONS-13.1%
American Home Mortgage Assets
  Series 2006-3 Class 1A1
  4.664%, 10/25/46(a)                                $  1,205     $   1,205,300
American Home Mortgage Investment Trust
  Series 2004-3 Class MF1
  5.35%, 10/25/34                                       2,000         1,972,180
  Series 2005-2 Class 2A1
  6.90%, 9/25/45(a)                                     1,521         1,536,289
Bear Stearns Alt-A Trust
  Series 2005-10 Class 24A1
  5.957%, 1/25/36                                       1,011         1,020,617
  Series 2006-1 Class 22A1
  5.421%, 2/25/36                                       2,549         2,542,505
  Series 2006-2 Class 23A1
  5.99%, 3/25/36                                        2,168         2,187,356
  Series 2006-3 Class 22A1
  6.242%, 5/25/36                                       1,607         1,629,199
Citigroup Mortgage Loan Trust, Inc.
  Series 2005-2 Class 1A4
  5.115%, 5/25/35                                       1,738         1,716,384
Countrywide Alternative Loan Trust
  Series 2005-62 Class 2A1
  5.563%, 12/25/35(a)                                   1,384         1,385,151
Countrywide Home Loans
  Series 2004-25 Class 1A6
  5.81%, 2/25/35(a)                                     4,398         4,408,899
  Series 2005-12 Class 1A5
  5.25%, 5/25/35                                        4,193         4,141,148
Credit Suisse First Boston Mortgage Securities
  Corp.
  Series 2005-11 Class 3A6
  5.50%, 12/25/35                                       3,485         3,468,202
Deutsche Alt-A Securities, Inc.
  Mortgage Loan Trust
  Series 2005-AR1 Class 1A1
  5.64%, 8/25/35(a)                                     1,387         1,389,796
  Series 2006-AB2 Class A7
  5.961%, 6/25/36                                       2,748         2,748,579
Indymac Index Mortgage Loan Trust
  Series 2006-AR7 Class 4A1
  6.265%, 5/25/36                                       1,066         1,080,175
JP Morgan Mortgage Trust
  Series 2006-A4 Class 1A1
  5.852%, 6/25/36                                       1,779         1,792,568
Merrill Lynch Mortgage Investors, Inc.
  Series 2005-A8 Class A1C1
  5.25%, 8/25/36                                        1,507         1,464,951


ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO o 13


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
MLCC Mortgage Investors, Inc.
  Series 2004-A Class A1
  5.56%, 4/25/29(a)                                   $ 2,860     $   2,865,105
  Series 2003-F Class A1
  5.65%, 10/25/33(a)                                    3,601         3,612,050
Morgan Stanley Mortgage Loan Trust
  Series 2006-11 Class 1A2
  6.354%, 8/25/36                                       2,070         2,090,700
Nomura Asset Acceptance Corp.
  Series 2006-WF1 Class A2
  5.755%, 6/25/36                                       2,880         2,893,738
Residential Asset Mortgage Products, Inc.
  Series 2004-SL4 Class A4
  7.00%, 7/25/32                                          798           816,189
Residential Funding Mortgage Securities I, Inc.
  Series 2005-SA3 Class 3A
  5.243%, 8/25/35                                       1,729         1,712,753
Structured Adjustable Rate Mortgage Loan
  Series 2005-5 Class A3
  5.56%, 5/25/35(a)                                       670           670,621
  Series 2005-9 Class 2A1
  5.963%, 5/25/35(a)                                      832           837,919
Structured Asset Securities Corp.
  Series 2002-11A Class 1A
  6.594%, 6/25/32                                       1,069         1,068,776
  Series 2003-21 Class 2A1
  4.00%, 8/25/33                                          239           233,460
  Series 2006-RM1 Class AIO
  5.00%, 8/25/46                                        4,500           987,345
Washington Mutual
  Series 2006-AR4 Class 1A1B
  5.503%, 5/25/46(a)                                    1,094         1,093,924
  Series 2006-AR11 Class 1A
  5.392%, 9/25/46(a)                                    1,166         1,165,926
  Series 2006-AR11 Class 3A1A
  5.678%, 9/25/46(a)                                      896           896,314
Wells Fargo Mortgage Backed Securities
  Trust
  Series 2006-AR11 Class A4
  5.539%, 8/25/36                                       2,137         2,123,070

Total Collateralized Mortgage Obligations
  (cost $58,820,316)                                                 58,757,189

COMMERCIAL MORTGAGE BACKED
  SECURITIES-6.7%
Asset Securitization Corp.
  Series 1996-MD6 Class A1C
  7.04%, 11/13/29                                       5,972         5,972,492


14 o ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Credit Suisse First Boston Mortgage
  Securities Corp.
  Series 2005-TF2A Class F
  5.83%, 9/15/20(a)(b)                                $ 1,065     $   1,065,000
  Series 2005-TF2A Class G
  5.88%, 9/15/20(a)(b)                                  1,065         1,064,989
First Union Lehman Brothers Bank of America
  Series 1998-C2 Class A2
  6.56%, 11/18/35                                       3,496         3,541,521
JP Morgan Chase Commercial Mortgage
  Securities Corp.
  Series 2005-LDP5 Class A2
  5.198%, 12/15/44                                      2,800         2,797,701
LB-UBS Commercial Mortgage Trust
  Series 2003-C5 Class A3
  4.254%, 7/15/27                                       3,535         3,410,851
  Series 2004-C7, Class A2
  3.992%, 10/15/29                                      3,385         3,272,464
Morgan Stanley Capital I
  Series 2005-XLF Class G
  5.70%, 8/15/19(a)                                     2,645         2,645,000
Nomura Asset Securities Corp.
  Series 1998-D6 Class A1B
  6.59%, 3/15/30                                        4,910         4,989,296
Wachovia Bank Commercial Mortgage Trust
  Series 2006-WL7A Class H
  5.80%, 9/15/21(a)                                     1,300         1,299,974

Total Commercial Mortgage Backed Securities
  (cost $30,867,404)                                                 30,059,288

SHORT-TERM INVESTMENTS-1.7%
Commercial Paper-0.8%
Royal Bank of Scotland PLC
  4.755%, 1/12/07                                       3,500         3,500,169

U.S. Government & Government Sponsored
  Agency Obligations-0.9%
Federal National Mortgage Association
  Zero coupon, 10/02/06                                 4,300         4,299,433

Total Short-Term Investments
  (cost $7,799,602)                                                   7,799,602

Total Investments-99.1%
  (cost $446,744,772)(c)                                            445,107,725
Other assets less liabilities-0.9%                                    4,216,521

Net Assets -100%                                                  $ 449,324,246


ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO o 15


INTEREST RATE SWAP CONTRACTS

                                                 Rate Type
                                         ------------------------
                                           Payment      Payment
                 Notional                 received        made
    Swap          Amount   Termination      by the       by the     Unrealized
Counterparty      (000)        Date       Portfolio    Portfolio   Depreciation
-------------------------------------------------------------------------------
Lehman Brothers   14,000     1/27/08    3 month LIBOR+   4.835%     $(108,850)


+  LIBOR (London Interbank Offered Rate).


(a)  Variable rate coupon, rate shown as of September 30, 2006.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2006, the aggregate market value of these securities amounted to $3,318,085 or 0.7% of net assets.

(c) At September 30, 2006, the cost basis for tax purposes was $446,764,716. Gross unrealized appreciation of investments was $1,307,398 and gross unrealized depreciation of investments was $2,964,389, resulting in net unrealized depreciation of $1,656,991 (excluding swap transactions).

See notes to financial statements.


16 o ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
September 30, 2006

                                                                      Short
                                                                  Duration Plus
                                                                    Portfolio
                                                                  -------------
Assets
Investments in securities, at value                               $ 445,107,725
Cash in bank                                                          1,256,062
Receivables:
  Interest                                                            3,979,730
  Capital shares sold                                                   651,199
Total assets                                                        450,994,716

Liabilities
Payables:
  Dividends to shareholders                                             549,096
  Capital shares redeemed                                               626,867
  Management fee                                                        177,378
  Shareholder servicing and administration fee                           31,062
  Transfer Agent fee                                                     25,740
  Distribution fee payable                                               39,222
  Accrued expenses                                                      112,255
Depreciation of interest rate swap agreement                            108,850
Total liabilities                                                     1,670,470
Net Assets                                                        $ 449,324,246
Cost of investments                                               $ 446,744,772

Net Assets Consist of:
Capital stock, at par*                                            $      36,513
Additional paid-in capital                                          467,213,460
Undistributed net investment income/(excess distributions)             (433,916)
Accumulated net realized loss on investment transactions            (15,745,914)
Unrealized appreciation/(depreciation) of
  investments and swaps                                              (1,745,897)
                                                                  $ 449,324,246


* The Sanford C. Bernstein Fund, Inc. has authorized 7.8 billion shares of common shares with par value of $.001 per share.

See notes to financial statements.


ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO o 17


                                                                      Short
                                                                  Duration Plus
                                                                    Portfolio
                                                                  -------------
Calculation of Maximum Offering Price

Short Duration Plus Class Shares
Net Assets                                                        $ 375,907,681
Shares of capital stock outstanding                                  30,546,607
Net asset value and offering price per share                      $       12.31

Short Duration Class A Shares
Net Assets                                                        $  37,594,869
Shares of capital stock outstanding                                   3,054,650
Net asset value and redemption price per share                            12.31
Sales charge--4.25% of public offering price                               0.55
Maximum offering price                                            $       12.86

Short Duration Class B Shares
Net Assets                                                        $  16,898,571
Shares of capital stock outstanding                                   1,373,273
Net asset value and offering price per share                      $       12.31

Short Duration Class C Shares
Net Assets                                                        $  18,923,125
Shares of capital stock outstanding                                   1,538,374
Net asset value and offering price per share                      $       12.30


See notes to financial statements.


18 o ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO


STATEMENT OF OPERATIONS
Year Ended September 30, 2006

                                                                      Short
                                                                  Duration Plus
                                                                    Portfolio
                                                                  -------------
Investment Income
Income:
  Interest                                                        $  21,623,443
Total income                                                         21,623,443

Expenses
Management fee                                                        2,214,485
Shareholder servicing fee                                               383,702
Custodian fee                                                           162,996
Transfer Agent fee--Plus Class                                           44,384
Transfer Agent fee--Class A                                              48,158
Transfer Agent fee--Class B                                              27,313
Transfer Agent fee--Class C                                              25,509
Distribution fees--Class A                                              114,716
Distribution fees--Class B                                              221,098
Distribution fees--Class C                                              202,794
Registration fees                                                        78,204
Printing fees                                                            60,124
Auditing and tax fees                                                    27,731
Legal fees                                                               12,009
Directors' fees and expenses                                              9,738
Miscellaneous                                                            22,396
Total expenses                                                        3,655,357
Less: expense offset arrangement                                         (2,068)
Net expenses                                                          3,653,289
Net investment income                                                17,970,154

Realized and Unrealized Gain (Loss) on Investment
Transactions
Net realized loss on:
  Investment transactions                                            (5,234,435)
  Swap transactions                                                      (4,778)
Net realized loss on investment transactions                         (5,239,213)
Net increase in unrealized appreciation/(depreciation) of:
  Investments and swaps                                               3,003,264
Net realized and unrealized loss on investment transactions          (2,235,949)

Net Increase in Net Assets Resulting from Operations              $  15,734,205


See notes to financial statements.


ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO o 19


STATEMENT OF CHANGES IN NET ASSETS

                                                             Short
                                                         Duration Plus
                                                           Portfolio
                                                -------------------------------
                                                      Year             Year
                                                     Ended            Ended
                                                    9/30/06          9/30/05
                                                --------------   --------------
Increase (Decrease) in Net Assets
from Operations:
Net investment income                           $   17,970,154   $   14,775,130
Net realized loss on investment
  transactions                                      (5,239,213)      (4,683,066)
Increase (decrease) in unrealized
  appreciation/ (depreciation) of
  investments and swaps                              3,003,264       (5,122,328)
Net increase in net assets resulting
from operations                                     15,734,205        4,969,736

Dividends and Distributions
to Shareholders:
Dividends from net investment income
  Short Duration Plus Class                        (16,201,942)     (13,219,192)
  Class A                                           (1,474,775)      (1,460,769)
  Class B                                             (693,848)        (783,292)
  Class C                                             (639,565)        (678,131)
  Class R                                                   -0-             (97)
                                                   (19,010,130)     (16,141,481)
Distributions from net realized gain on
  investment transactions
  Short Duration Plus Class                                 -0-        (395,649)
  Class A                                                   -0-         (50,066)
  Class B                                                   -0-         (39,845)
  Class C                                                   -0-         (34,676)
  Class R                                                   -0-              (9)
                                                            -0-        (520,245)
Total dividends and distributions to
  shareholders                                     (19,010,130)     (16,661,726)

Capital-share transactions:
Net proceeds from sales of shares                  152,139,449      178,626,953
Net proceeds from sales of shares issued
  to shareholders on reinvestment of
  dividends and distributions                        8,182,322        7,646,420
Total proceeds from shares sold                    160,321,771      186,273,373
  Cost of shares redeemed                         (201,170,521)    (245,678,393)
Decrease in net assets from
  capital-share transactions                       (40,848,750)     (59,405,020)
Net decrease in net assets                         (44,124,675)     (71,097,010)

Net Assets:
Beginning of period                                493,448,921      564,545,931
End of period(a)                                $  449,324,246   $  493,448,921
(a) Includes excess distributions of:           $     (433,916)  $     (429,220)


See notes to financial statements.


20 o ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO


NOTES TO FINANCIAL STATEMENTS
September 30, 2006

NOTE 1.

Organization and Significant Accounting Policies

The AllianceBernstein Short Duration Class A, B and C shares are shares of Short Duration Plus Portfolio (the "Portfolio") of the Sanford C. Bernstein Fund, Inc. (the "Fund"). The Fund is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund is currently comprised of 12 series each with its own investment objectives. The Short Duration Plus Portfolio commenced offering AllianceBernstein Short Duration Class A, Class B and Class C Shares on May 21, 2003 and Class R Shares on February 17, 2004 (collectively, "Short Duration Retail Classes") in addition to the existing Short Duration Plus Class shares (the "Plus Class"). As of February 23, 2005, the Class R shares are no longer offered to shareholders. These financial statements include only the Short Duration Retail Classes. The financial highlights of the Plus Class shares are presented in a separate financial report. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A. Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported


ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO o 21


by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management, L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

B. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

C. Futures Contracts

Upon entering into a futures contract, the Portfolio is required to deposit cash or to pledge securities and maintain as collateral an initial margin with the broker equal to a certain percentage of the purchase price indicated in the futures contract. Subsequent payments, which are dependent on the daily fluctuations in the market value of the underlying index or security, are made or received by the Portfolio each day (daily variation margin) or at other intervals as is required. The aggregate of these payments or receipts through the expiration of the futures contract is recorded for book purposes as unrealized gains or losses by the Portfolio. If the Portfolio enters into a closing transaction, it will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract at the time it was opened or purchased and its value at the time it was closed.


22 o ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO


D. Taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, the Portfolio will not be subject to federal income taxes to the extent that all of its income is distributed. The Fund may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains, and net unrealized appreciation/depreciation as such income and/or gains are earned.

E. Repurchase Agreements

The Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund's policy that its custodian receive delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio's ability to dispose of the underlying securities.

F. Securities Transactions on a When-Issued or Delayed-Delivery Basis

The Portfolio may purchase securities on a when-issued basis or sell securities on a delayed-delivery basis. At the time the Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security's value in determining the Portfolio's net asset value. At the time the Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security's value in determining the Portfolio's net asset value. The Portfolio segregates cash and marketable securities at least equal in value to its purchase commitment for when-issued or delayed-delivery securities, and segregates portfolio securities on a delayed-delivery basis.

G. Distribution of Income and Gains

Net investment income of the Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Distributions of net realized gains, less any available loss carryforwards, if any, will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, "excess distributions" are reflected in the accompanying financial statements. Certain other differences--permanent


ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO o 23


differences--arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise. Permanent differences have no effect on net assets.

H. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

I. Interest Rate Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

As of October 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Prior to October 1, 2003, these interim payments were reflected within interest income/expense in the statements of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/ depreciation of investments.

J. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the


24 o ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO


Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the year ended September 30, 2006, the Portfolio had not entered into any reverse repurchase agreement.

K. Mortgage-Backed Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and such Portfolio's simultaneously contracting to repurchase similar securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. In consideration for entering into the commitment to repurchase the Portfolio is compensated by "fee income", which is received when the Portfolio enters into the commitment. Such fee income is recorded as deferred income and accrued by the Portfolio over the roll period. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of the Portfolio's assets, places purchase and sales orders and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board of Directors.

The Portfolio pays the Adviser an investment management fee at an annualized rate of 0.50% of the first $250 million, 0.45% of the next $500 million, and 0.40% of the Portfolio's average daily net assets over $750 million. The fee is accrued daily and paid monthly.

B. Transfer Agency Agreement; Shareholder Servicing

Under a Transfer Agency Agreement between the Fund, on behalf of the Short Duration Retail Classes and AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), the Short Duration Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $39,964 for the year ended September 30, 2006.


ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO o 25


For the year ended September 30, 2006, the expenses for the Short Duration Retail Classes were reduced under an expense offset arrangement with ABIS by $2,068.

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolios (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Plus Class Shares of the Portfolio. Under the agreement, the fee payable by the Plus Class share for services under this agreement is an annual rate of .10 of 1% of the average daily net assets of the Portfolio during the month.

C. Distribution Arrangements--Short Duration Plus Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Plus Class shares of the Portfolio, and Sanford C. Bernstein & Co., LLC (the "Distributor"), the Distributor agrees to act as agent to sell Plus Class shares of the Portfolio. This agreement does not apply to the Short Duration Class Shares of the Portfolio. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly-owned subsidiary of the Adviser.

D. Distribution Arrangements--Short Duration Retail Classes

The Short Duration Retail Classes of the Portfolio have adopted a Distribution Services Agreement (the "Agreement"), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each such class pays distribution services fees to AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of the Class A and 1% of the Class B and Class C shares of the respective average daily net assets attributable to the Retail Classes. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Portfolio that it has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $246,522 and $618,511 for Class B and Class C shares, respectively. Such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect. In accordance


26 o ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO


with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's Short Duration Class shares.

E. Other Transactions with Affiliates

Class A shares of the Portfolio are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

The Distributor has advised the Portfolio that it has retained front-end sales charges of $3,777 from the sales of Class A shares and received $1,332, $44,304, and $2,316 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended September 30, 2006.

NOTE 3.

Investment Security Transactions

Purchases and Sales

For the period from October 1, 2005 through September 30, 2006 the Portfolio had purchase and sales transactions, excluding repurchase transactions and transactions in short-term instruments, as follows:

                                                   Purchases          Sales
                                                --------------   --------------
Investment securities (excluding
  U.S. government securities)                   $  156,694,235   $  118,233,005
U.S. government securities                         562,546,517      586,580,186


NOTE 4.

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2006 and September 30, 2005, were as follows:

                                                     2006             2005
                                                --------------   --------------
Distributions paid from:
  Ordinary income                               $   19,010,130   $   16,260,569
  Net long-term capital gains                               -0-         401,157
Total distributions paid                        $   19,010,130   $   16,661,726


ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO o 27


As of September 30, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                    Accumulated                                    Total
                    Capital and           Unrealized            Accumulated
  Ordinary          Other Gains          Appreciation/           Earnings/
   Income           (Losses)(a)        (Depreciation)(b)       (Deficit)(c)
-------------------------------------------------------------------------------
  $107,303         $(10,086,458)         $(1,757,964)          $(11,737,119)

(a) On September 30, 2006, the Portfolio had a net capital loss carry forward of $3,594,854 which expires in the year 2013, and $6,491,604 which expires in the year 2014. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended September 30, 2006, the Fund deferred to October 1, 2006 post October capital losses of $5,639,512.

(b) The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, straddles and swap income (loss) accrual.

(c) The difference between the book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to current year dividends payable and post October loss deferrals.

NOTE 5.

Risk Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE 6.

Risks Involved in Futures Contracts

The Portfolio may purchase or sell financial futures contracts for the purpose of hedging their portfolios against adverse effects of anticipated movements in the market. Financial futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index or the market value in U.S. dollars of a foreign currency. The contract amounts reflect the extent of


28 o ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO


the Portfolio's involvement and risk of loss in these financial instruments. A Portfolio's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolio's activities in futures contracts are conducted through regulated exchanges that do not result in counterparty credit risks.

NOTE 7.

Capital-Share Transactions

The Fund has authorized 7.8 billion shares of common stock, par value $0.001 per share, of which, at September 30, 2006, 7.5 billion are divided into 12 Portfolios. It has allocated 800 million shares to the Portfolio, divided evenly into the four classes. Share transactions for the year ended September 30, 2006 and the year ended September 30, 2005, were as follows:

                               Shares                         Amount
                     --------------------------  ------------------------------
                     Year Ended    Year Ended      Year Ended      Year Ended
                    September 30, September 30,   September 30,   September 30,
                         2006          2005           2006            2005
                     ------------  ------------  --------------  --------------
Short Duration
Plus Class
Shares sold           10,187,262    11,221,512   $ 125,063,018   $ 140,436,628
Shares issued
  to shareholders
  on reinvestment
  of dividends and
  distributions          482,774       426,621       5,929,774       5,342,279
Shares redeemed      (12,311,860)  (12,766,090)   (151,236,495)   (159,809,492)
Net decrease          (1,641,824)   (1,117,957)    (20,243,703)    (14,030,585)
Beginning of
  period              32,188,431    33,306,388     408,567,036     422,597,621
End of period         30,546,607    32,188,431   $ 388,323,333   $ 408,567,036

Short Duration
Class A Shares
Shares sold            1,484,705     1,940,658   $  18,226,135   $  24,341,652
Shares issued
  to shareholders
  on reinvestment
  of dividends and
  distributions          104,592        96,914       1,284,698       1,213,366
Shares converted
  from Class B            88,835       106,805       1,091,514       1,334,579
Shares redeemed       (2,061,744)   (3,347,092)    (25,325,803)    (41,955,853)
Net decrease            (383,612)   (1,202,715)     (4,723,456)    (15,066,256)
Beginning of
  period               3,438,262     4,640,977      45,013,580      60,079,836
End of period          3,054,650     3,438,262   $  40,290,124   $  45,013,580


ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO o 29


                               Shares                         Amount
                     --------------------------  ------------------------------
                     Year Ended    Year Ended      Year Ended      Year Ended
                    September 30, September 30,   September 30,   September 30,
                         2006          2005            2006            2005
                     ------------  ------------  --------------  --------------
Short Duration
Class B Shares
Shares sold              236,120       489,329   $   2,898,894   $   6,137,972
Shares issued
  to shareholders
  on reinvestment
  of dividends and
  distributions           44,488        50,309         546,554         630,063
Shares converted
  to Class A             (88,845)     (106,847)     (1,091,514)     (1,334,579)
Shares redeemed       (1,075,779)   (1,671,609)    (13,218,741)    (20,944,554)
Net decrease            (884,016)   (1,238,818)    (10,864,807)    (15,511,098)
Beginning of
  period               2,257,289     3,496,107      29,232,925      44,744,023
End of period          1,373,273     2,257,289   $  18,368,118   $  29,232,925

Short Duration
Class C Shares
Shares sold              396,611       508,402   $   4,859,888   $   6,376,122
Shares issued
  to shareholders
  on reinvestment
  of dividends and
  distributions           34,312        36,795         421,296         460,712
Shares redeemed         (838,343)   (1,725,576)    (10,297,968)    (21,624,133)
Net decrease            (407,420)   (1,180,379)     (5,016,784)    (14,787,299)
Beginning of
  period               1,945,794     3,126,173      25,284,964      40,072,263
End of period          1,538,374     1,945,794   $  20,268,180   $  25,284,964


NOTE 8.

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein



30 o ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO


Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the


ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO o 31


AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to pro-


32 o ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO


duce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount


ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO o 33


of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE 9.

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax


34 o ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO


authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.


ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO o 35


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                 Class A
                                            -------------------------------------------------
                                                         Year Ended                  Period
                                                        September 30,                 Ended
                                            -------------------------------------   September
                                               2006         2005         2004      30, 2003(a)
                                            -----------  -----------  -----------  -----------
Net asset value, beginning of period          $12.39       $12.67       $12.84       $12.87

Income From Investment Operations
Investment income, net+                          .45          .33          .27          .08
Net realized and unrealized loss on
  investment transactions                       (.06)        (.24)        (.13)        (.03)
Total from investment operations                 .39          .09          .14          .05

Less Dividends and Distributions
Dividends from taxable net investment
  income                                        (.47)        (.36)        (.29)        (.08)
Distributions from net realized gain on
  investment transactions                         -0-        (.01)        (.02)          -0-
Total dividends and distributions               (.47)        (.37)        (.31)        (.08)
Net asset value, end of period                $12.31       $12.39       $12.67       $12.84
Total return(b)                                 3.23%         .77%        1.03%         .48%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)    $37,595      $42,602      $58,793      $92,075
Average net assets (000's omitted)           $38,239      $50,872      $79,399      $56,063
Ratio of expenses to average net assets         1.03%(c)     1.02%        1.03%         .91%*
Ratio of expenses to average net assets
  excluding interest                            1.03%(c)     1.02%        1.01%         .91%*
Ratio of net investment income to average
  net assets                                    3.63%(c)     2.61%        2.06%        1.81%*
Portfolio turnover rate                          157%         220%         359%         283%


See footnote summary on page 38.


36 o ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                 Class B
                                            --------------------------------------------------
                                                         Year Ended                  Period
                                                        September 30,                 Ended
                                            -------------------------------------   September
                                               2006         2005         2004      30, 2003(a)
                                            -----------  -----------  -----------  -----------
Net asset value, beginning of period          $12.39       $12.67       $12.84       $12.87

Income From Investment Operations
Investment income, net+                          .36          .24          .17          .05
Net realized and unrealized loss on
  investment transactions                       (.05)        (.24)        (.12)        (.03)
Total from investment operations                 .31          .00          .05          .02

Less Dividends and Distributions
Dividends from taxable net investment
  income                                        (.39)        (.27)        (.20)        (.05)
Distributions from net realized gain on
  investment transactions                         -0-        (.01)        (.02)          -0-
Total dividends and distributions               (.39)        (.28)        (.22)        (.05)
Net asset value, end of period                $12.31       $12.39       $12.67       $12.84
Total return(b)                                 2.55%         .05%         .32%         .24%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)    $16,899      $27,964      $44,281      $34,311
Average net assets (000's omitted)           $22,110      $36,245      $39,445      $16,797
Ratio of expenses to average net assets         1.73%(c)     1.72%        1.75%        1.64%*
Ratio of expenses to average net assets
  excluding interest                            1.73%(c)     1.72%        1.73%        1.64%*
Ratio of net investment income to average
  net assets                                    2.91%(c)     1.90%        1.34%        1.13%*
Portfolio turnover rate                          157%         220%         359%         283%


See footnote summary on page 38.


ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO o 37


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                Class C
                                            --------------------------------------------------
                                                          Year Ended                 Period
                                                         September 30,                Ended
                                            -------------------------------------   September
                                               2006         2005         2004      30, 2003(a)
                                            -----------  -----------  -----------  -----------
Net asset value, beginning of period          $12.38       $12.66       $12.84       $12.87

Income From Investment Operations
Investment income, net+                          .36          .24          .17          .05
Net realized and unrealized loss on
  investment transactions                       (.05)        (.24)        (.13)        (.03)
Total from investment operations                 .31          .00          .04          .02

Less Dividends and Distributions
Dividends from taxable net investment
  income                                        (.39)        (.27)        (.20)        (.05)
Distributions from net realized gain on
  investment transactions                         -0-        (.01)        (.02)          -0-
Total dividends and distributions               (.39)        (.28)        (.22)        (.05)
Net asset value, end of period                $12.30       $12.38       $12.66       $12.84
Total return(b)                                 2.54%         .05%         .25%         .24%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)    $18,923      $24,096      $39,581      $32,929
Average net assets (000's omitted)           $20,279      $31,428      $36,998      $18,054
Ratio of expenses to average net assets         1.74%(c)     1.72%        1.74%        1.63%*
Ratio of expenses to average net assets
  excluding interest                            1.74%(c)     1.72%        1.72%        1.63%*
Ratio of net investment income to average
  net assets                                    2.93%(c)     1.90%        1.35%        1.11%*
Portfolio turnover rate                          157%         220%         359%         283%


*  Annualized.

+  Based on average shares outstanding.

(a)  Commenced distribution on May 21, 2003.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)  The ratio includes expenses attributable to costs of proxy solicitation.


38 o ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and AllianceBernstein Short Duration Retail Class Shareholders of Sanford C. Bernstein Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Short Duration Plus Portfolio (one of the twelve portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the "Fund") at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Short Duration Retail Classes for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 28, 2006


ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO o 39


BOARD OF DIRECTORS

Rosalie Wolf(1), Chairman
Roger Hertog, President
Irwin Engelman(1)
Bart Friedman(1)(2)
William Kristol(1)(2)
Thomas B. Stiles, II(1)(2)

OFFICERS

Philip L. Kirstein, Senior Vice President &Independent Compliance Officer Joseph J. Mantineo, Treasurer and Chief Financial Officer
Emilie D. Wrapp, Secretary

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Distributor+

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent+

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel

Willkie Farr & Gallaghar LLP
787 Seventh Ave.
New York, NY 10019

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017


(1)  Member of the Audit Committee and the Independent Directors Committee.

(2)  Member of the Governance, Nominating and Compensation Committee.

+  For the Retail Classes only.


40 o ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO


MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                PORTFOLIOS
                                                                                  IN FUND           OTHER
        NAME,                                PRINCIPAL                            COMPLEX       DIRECTORSHIPS
    ADDRESS, AGE                           OCCUPATION(S)                        OVERSEEN BY        HELD BY
 (YEAR OF ELECTION*)                    DURING PAST 5 YEARS                      DIRECTOR          DIRECTOR
---------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS

Roger Hertog,**                     Vice Chairman and Director -                     12             None
1345 Avenue of the Americas         AllianceBernstein Corporation,
New York, NY 10105                  the General Partner of
65 (1988)                           AllianceBernstein, L.P. since
                                    prior to 2001; prior thereto
                                    President, Chief Operating
                                    Officer and Director -
                                    Sanford C. Bernstein & Co.,
                                    Inc.

DISINTERESTED DIRECTORS

Rosalie J. Wolf, #                  Managing Partner, Botanica                       12           TIAA-CREFF;
c/o Philip L. Kirstein              Capital Partners LLC, and a                                  North European
AllianceBernstein, L.P.             member of the Investment                                   Oil Royalty Trust.
1345 Avenue of the Americas         Committee of the Board at the
New York, NY 10105                  David and Lucile Packard
65 (2000)                           Foundation. Formerly she was
Chairman of the Board               a Managing Director at Offit
                                    Hall Capital Management
                                    LLC from January 2001
                                    through 2003. From 1994-
                                    2000 she was Treasurer and
                                    Chief Investment Officer, The
                                    Rockefeller Foundation.
                                    Earlier she held financial
                                    executive positions with
                                    International Paper
                                    Company, Bankers Trust,
                                    and Mobil Oil
                                    Corporation.

Irwin Engelman, #                   Business Consultant.                             12          WellGen Inc.;
c/o Philip L. Kirstein              Formerly he was Executive                                   Baruch College;
AllianceBernstein, L.P.             Vice President and Chief                                      Long Wharf
1345 Avenue of the Americas         Financial Officer of Youth Stream                          Theatre; National
New York, NY 10105                  Media Networks; Vice                                       Corporate Theater
72 (2000)                           Chairman and Chief                                           Fund; Temple
                                    Administrative Officer of Revlon,                          Sharay Tefila; New
                                    Inc. and Executive                                         Plan Excel Realty
                                    Vice President and Chief                                          Trust.
                                    Financial Officer of MacAndrews
                                    & Forbes Holdings Inc. since
                                    prior to 2001.


ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO o 41


                                                                                PORTFOLIOS
                                                                                  IN FUND           OTHER
        NAME,                                PRINCIPAL                            COMPLEX       DIRECTORSHIPS
    ADDRESS, AGE                           OCCUPATION(S)                        OVERSEEN BY        HELD BY
 (YEAR OF ELECTION*)                    DURING PAST 5 YEARS                      DIRECTOR          DIRECTOR
---------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

Bart Friedman # +                   Senior Partner at Cahill                         12         The Brookings
c/o Philip L. Kirstein              Gordon & Reindel LLP                                     Institution; Lincoln
AllianceBernstein, L.P.             (law firm) since prior to                                   Center for the
1345 Avenue of the Americas         2001.                                                      Performing Arts;
New York, NY 10105                                                                               The Mountain
61 (2005)                                                                                      School of Milton
                                                                                                Academy; Allied
                                                                                                World Assurance
                                                                                                    Holdings

William Kristol, # +                Editor, The Weekly Standard                      12            Manhattan
c/o Philip L. Kirstein              since prior to 2001.                                       Institute; John M
AllianceBernstein, L.P.                                                                         Ashbrook Center
1345 Avenue of the Americas                                                                    for Public Affairs
New York, NY 10105                                                                                 at Ashland
53 (1994)                                                                                       University; The
                                                                                                Salvatori Center
                                                                                                  at Claremont
                                                                                                McKenna College;
                                                                                                  The Shalem
                                                                                                   Foundation

Thomas B. Stiles, II, # +           President - Cedar Lawn                           12           Laguna Beach
c/o Philip L. Kirstein              Corporation (cemetery).                                        Art Museum;
AllianceBernstein, L.P.             Formerly Managing Director,                                    Cedar Lawn
1345 Avenue of the Americas         Senior Portfolio Manager and                                   Corporation
New York, NY 10105                  Director of Investment Strategy
66 (2003)                           of Smith Barney Asset Manage-
                                    ment from 1997 until his retire-
                                    ment in 1999. Prior thereto,
                                    Chairman and Chief Executive
                                    Officer of Greenwich Street
                                    Advisors from 1988-1997 and
                                    Executive Vice President and
                                    Director of E.F. Hutton Group
                                    from 1982-1987.


*  There is no stated term of office for the Directors.

** Mr. Hertog is an "interested person", as defined in the 1940 Act, due to his affiliation with AllianceBernstein.

#  Member of the Audit Committee and the Independent Directors Committee.

+  Member of the Governance, Nominating and Compensation Committee.


42 o ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO


Officer Information

Certain information concerning the Fund's Officers is listed below.

  NAME, ADDRESS*              POSITION(S)                                  PRINCIPAL OCCUPATION
     AND AGE                 HELD WITH FUND                                 DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------
Roger Hertog,             President                                 See biography above.
65

Philip L. Kirstein,       Senior Vice President                     Senior Vice President and Independent
61                        and Independent                           Compliance Officerof the
                          Compliance Officer                        AllianceBernstein Funds with which he
                                                                    has been associated since October
                                                                    2004. Prior thereto he was Of Counsel
                                                                    to Kirkpatrick & Lockhart, LLP from
                                                                    October 2003 to October 2004, and
                                                                    General Counsel of Merrill Lynch
                                                                    Investment Managers, L.P. since prior
                                                                    to 2001 until March 2003.

Joseph J. Mantineo,       Treasurer and Chief                       Senior Vice President of
47                        Financial Officer                         AllianceBernstein Investor Services, Inc.
                                                                    ("ABIS")**, with which he has been
                                                                    associated since prior to 2001.

Emilie D. Wrapp,          Secretary                                 Senior Vice President, Assistant
51                                                                  General Counsel and Assistant
                                                                    Secretary of AllianceBernstein
                                                                    Investments, Inc. ("ABI")**, with which
                                                                    she has been associated since prior
                                                                    to 2001.


* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ABI and ABIS are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618 for a free prospectus or SAI.


ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO o 43


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and Sanford C. Bernstein Fund, Inc. (the "Fund"), in respect of the following Portfolios:(2)

Tax-Managed International Portfolio
International Portfolio
Emerging Markets Portfolio
U.S. Government Short Duration Portfolio
Short Duration Plus Portfolio
Intermediate Duration Portfolio
Short Duration California Municipal Portfolio
Short Duration Diversified Municipal Portfolio
Short Duration New York Municipal Portfolio
California Municipal Portfolio
Diversified Municipal Portfolio
New York Municipal Portfolio

This is a summary of the evaluation prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG"). The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

1. Advisory fees charged to institutional and other clients of the Adviser for like services;

2.  Advisory fees charged by other mutual fund companies for like services;


(1) It should be noted that the information in the fee summary was completed on October 11, 2006 and presented to the Board of Directors on October 26, 2006 in accordance with the September 1, 2004 Assurance of Discontinuance between the NYAG and the Adviser.

(2) Future references to the various Portfolios do not include "Sanford C. Bernstein." It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Advisor Class shares of the Portfolios.


44 o ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO


3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4. Profit margins of the Adviser and its affiliates from supplying such services;

5.  Possible economies of scale as the Portfolios grow larger; and

6. Nature and quality of the Adviser's services including the performance of the Portfolios.

PORTFOLIOS ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios' pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement:

                                                         Advisory Fee Based on % of
Portfolio                                                Average Daily Net Assets(3)
------------------------------------------------------------------------------------------
Tax-Managed International Portfolio                   First $1 billion            0.925%
International Portfolio                               Next $3 billion             0.850%
                                                      Next $2 billion             0.800%
                                                      Next $2 billion             0.750%
                                                      Excess of $8 billion        0.650%

Emerging Markets Portfolio                            First $1 billion            1.175%
                                                      Next $1 billion             1.050%
                                                      Next $1 billion             1.000%
                                                      Excess of $3 billion        0.900%

U.S. Government Short Duration Portfolio              First $250 million          0.500%
Short Duration Plus Portfolio                         Next $500 million           0.450%
                                                      Excess of $750 million      0.400%

Short Duration California Municipal Portfolio(4)      First $750 million          0.450%
Short Duration Diversified Municipal Portfolio(4)     Excess of $750 million      0.400%
Short Duration New York Municipal Portfolio(4)

Intermediate Duration Portfolio                       First $1 billion            0.500%
California Municipal Portfolio                        Next $2 billion             0.450%
Diversified Municipal Portfolio                       Next $2 billion             0.400%
New York Municipal Portfolio                          Excess of $5 billion        0.350%


(3) The advisory fees of each Portfolio are based on the percentage of each Portfolio's net assets, not a combination of any of the Portfolios shown.

(4) The current advisory fee schedule for the Portfolio is 0.500% for the first $250 million, 0.450% for the next $500 million and 0.400% thereafter.


ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO o 45


The Portfolios' net assets on August 31, 2006 are set forth below:

Portfolio                                               Net Assets ($MM)
-------------------------------------------------------------------------------
Tax-Managed International Portfolio                       $   7,513.2
International Portfolio                                   $   3,389.5
Emerging Markets Portfolio                                $   2,125.8
U.S. Government Short Duration Portfolio                  $      82.7
Short Duration Plus Portfolio                             $     378.1
Intermediate Duration Portfolio                           $   4,059.9
Short Duration California Municipal Portfolio             $      75.0
Short Duration Diversified Municipal Portfolio            $     207.3
Short Duration New York Municipal Portfolio               $     103.5
California Municipal Portfolio                            $   1,175.7
Diversified Municipal Portfolio                           $   3,632.0
New York Municipal Portfolio                              $   1,467.8

Set forth below are the Portfolios' total expense ratios calculated from the beginning of the Portfolios' current fiscal year October 1, 2005 through June 30, 2006:

                                                 Total Expense       Fiscal
Portfolio                                           Ratio(5)        Year End
-------------------------------------------------------------------------------
Tax-Managed International Portfolio(6)          Advisor   1.16%    September 30
                                                Class A   1.33%
                                                Class B   2.03%
                                                Class C   2.03%

International Portfolio(6)                      Advisor   1.21%    September 30
                                                Class A   1.44%
                                                Class B   2.14%
                                                Class C   2.14%

Emerging Markets Portfolio6                     Advisor   1.58%    September 30

U.S. Government Short Duration Portfolio        Advisor   0.79%    September 30

Short Duration Plus Portfolio                   Advisor   0.67%    September 30
                                                Class A   1.03%
                                                Class B   1.73%
                                                Class C   1.73%

Intermediate Duration Portfolio                 Advisor   0.59%    September 30

Short Duration California Municipal Portfolio   Advisor   0.82%    September 30


(5)  Annualized.

(6) The total expense ratios shown are for a period, which includes two months of the higher fee schedule (October and November 2005) in effect for the Equity Portfolios through November 30, 2005. The total expense ratios of the Equity Portfolios would have been lower had the reduced advisory fee been in effect for the full period.


46 o ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO


                                                 Total Expense       Fiscal
Portfolio                                           Ratio(5)        Year End
-------------------------------------------------------------------------------
Short Duration Diversified Municipal Portfolio   Advisor  0.71%    September 30

Short Duration New York Municipal Portfolio      Advisor  0.74%    September 30

California Municipal Portfolio                   Advisor  0.64%    September 30
                                                 Class A  0.90%
                                                 Class B  1.60%
                                                 Class C  1.60%

Diversified Municipal Portfolio                  Advisor  0.60%    September 30
                                                 Class A  0.88%
                                                 Class B  1.58%
                                                 Class C  1.58%

New York Municipal Portfolio                     Advisor  0.63%    September 30
                                                 Class A  0.91%
                                                 Class B  1.61%
                                                 Class C  1.61%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolios' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.


ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO o 47


Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolios. It should be noted that the Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship. In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolios had the AllianceBernstein Institutional fee schedule been applicable to the Portfolios versus the Portfolios' advisory fees based on August 31, 2006 net assets. With respect to the Short-Duration Municipal Portfolios,7 the effective advisory fees based on their proposed fee schedules are also shown (in bold and italicized).

                Net Assets    AllianceBernstein ("AB")    Effective   Portfolio
                 08/31/06     Institutional ("Inst.")      AB Inst.   Advisory
Portfolio         ($MIL)           Fee Schedule           Adv. Fee       Fee
-------------------------------------------------------------------------------
Tax-Managed      $7,513.2    International Style Blend       0.404%     0.827%
International                80 bp on 1st $25 million
Portfolio                    65 bp on next $25 million
                             55 bp on next $50 million
                             45 bp on next $100 million
                             40 bp on the balance
                             Minimum account size: $50m

International    $3,389.5    International Style Blend       0.408%     0.872%
Portfolio                    80 bp on 1st $25 million
                             65 bp on next $25 million
                             55 bp on next $50 million
                             45 bp on next $100 million
                             40 bp on the balance
                             Minimum account size: $50m

Emerging         $2,125.8    Emerging Markets Style Blend    0.805%     1.106%
Markets                      100 bp on 1st $50 million
Portfolio                    80 bp on the balance
                             Minimum account size: $50m

U.S. Government     $82.7    Low Duration                    0.286%     0.500%
Short Duration               40 bp on 1st $20 million
Portfolio8                   25 bp on next $80 million
                             20 bp on next $100 million
                             15 bp on the balance
                             Minimum account size: $20m


(7) Includes Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio and Short Duration New York Municipal Portfolio.

(8) The Portfolio's duration target of 1 to 3 years is similar to that of Low Duration, which targets a duration within 20% of the Merrill Lynch 1-3 Year Treasury Index. However, unlike Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio to invest primarily in U.S. Government and agency securities.


48 o ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO


                Net Assets    AllianceBernstein ("AB")    Effective   Portfolio
                 08/31/06     Institutional ("Inst.")      AB Inst.   Advisory
Portfolio         ($MIL)           Fee Schedule           Adv. Fee       Fee
-------------------------------------------------------------------------------
Short Duration     $378.1     Low Duration                   0.198%     0.483%
Plus Portfolio                40 bp on 1st $20 million
                              25 bp on next $80 million
                              20 bp on next $100 million
                              15 bp on the balance
                              Minimum account size: $20m

Intermediate     $4,059.9     U.S. Core Plus                 0.154%     0.449%
Duration                      40 bp on 1st $20 million
Portfolio                     25 bp on next $80 million
                              20 bp on next $100 million
                              15 bp on the balance
                              Minimum account size: $20m

Short Duration      $75.0     Short Duration California      0.227%     0.500%
California                    Municipal
Municipal                     30 bp on 1st $20 million                  0.450%
Portfolio                     20 bp on next $80 million               (Proposed)
                              15 bp on next $150 million
                              12.5 bp on next $250 million
                              10 bp on the balance
                              Minimum account size: $3m

Short Duration     $207.3     Short Duration Diversified     0.184%     0.500%
Diversified                   Municipal
Municipal                     30 bp on 1st $20 million                  0.450%
Portfolio                     20 bp on next $80 million               (Proposed)
                              15 bp on next $150 million
                              12.5 bp on next $250 million
                              10 bp on the balance
                              Minimum account size: $3m

Short Duration     $103.5     Short Duration New York        0.218%     0.500%
New York                      Municipal
Municipal                     30 bp on 1st $20 million                  0.450%
Portfolio                     20 bp on next $80 million               (Proposed)
                              15 bp on next $150 million
                              12.5 bp on next $250 million
                              10 bp on the balance
                              Minimum account size: $3m

California       $1,175.7     Intermediate Duration          0.195%     0.493%
Municipal                     California Municipal
Portfolio                     50 bp on 1st $5 million
                              37.5 bp on next $15 million
                              25 bp on next $80 million
                              18.75 bp on the balance
                              Minimum account size: $3m


ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO o 49


                Net Assets    AllianceBernstein ("AB")    Effective   Portfolio
                 08/31/06     Institutional ("Inst.")      AB Inst.   Advisory
Portfolio         ($MIL)           Fee Schedule           Adv. Fee       Fee
-------------------------------------------------------------------------------
Diversified      $3,632.0     Intermediate Duration          0.190%     0.455%
Municipal                     Diversified Municipal
Portfolio                     50 bp on 1st $5 million
                              37.5 bp on next $15 million
                              25 bp on next $80 million
                              18.75 bp on the balance
                              Minimum account size: $3m

New York         $1,467.8     Intermediate Duration New      0.194%     0.484%
Municipal                     York Municipal
Portfolio                     50 bp on 1st $5 million
                              37.5 bp on next $15 million
                              25 bp on next $80 million
                              18.75 bp on the balance
                              Minimum account size: $3m

The Adviser also manages the AllianceBernstein Mutual Funds ("ABMF"), which are investment companies. The advisory schedule of these funds, implemented in January 2004, as a result of the Assurance of Discontinuance between the NYAG and the Adviser, contemplates eight categories with almost all of the AllianceBernstein Mutual Funds in each category having the same fee schedule. In addition to the fee schedules of certain of those categories applicable to the Portfolios, set forth below are what would have been the effective fees of the Portfolios had the fee schedules of the AllianceBernstein Mutual Funds been applied to the Portfolios versus the Portfolios' advisory fees based on August 31, 2006 net assets.(9) With respect to the Short-Duration Municipal Portfolios, the effective advisory fees based on their proposed fee schedules are also shown (in bold and italicized).

                                                              ABMF    Portfolio
                   ABMF                 ABMF               Effective   Advisory
Portfolio        Category           Fee Schedule              Fee        Fee
-------------------------------------------------------------------------------
Tax-Managed    International   75 bp on 1st $2.5 billion     0.667%     0.827%
International                  65 bp on next $2.5 billion
Portfolio                      60 bp on the balance

International  International   75 bp on 1st $2.5 billion     0.724%     0.872%
Portfolio                      65 bp on next $2.5 billion
                               60 bp on the balance


(9) It should be noted that at certain asset levels the effective advisory fee of U.S. Government Short Duration Portfolio, Short Duration Plus Portfolio, Intermediate Duration Portfolio and the proposed advisory fee for the Short Duration Municipal Portfolios will be lower than what would have been the effective advisory fees had the fee schedule of the AllianceBernstein Mutual Funds been applied to those Portfolios.


50 o ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO


                                                              ABMF    Portfolio
                   ABMF                 ABMF               Effective   Advisory
Portfolio        Category           Fee Schedule              Fee        Fee
-------------------------------------------------------------------------------
Emerging          Specialty   75 bp on 1st $2.5 billion      0.750%     1.106%
Markets                       65 bp on next $2.5 billion
Portfolio                     60 bp on the balance

U.S. Government   Low Risk    45 bp on 1st $2.5 billion      0.450%     0.500%
Short Duration    Income      40 bp on next $2.5 billion
Portfolio                     35 bp on the balance

Short Duration    Low Risk    45 bp on 1st $2.5 billion      0.450%     0.483%
Plus Portfolio    Income      40 bp on next $2.5 billion
                              35 bp on the balance

Intermediate      High Income 50 bp on 1st $2.5 billion      0.481%     0.449%
Duration                      45 bp on next $2.5 billion
Portfolio                     40 bp on the balance

Short Duration    Low Risk    45 bp on 1st $2.5 billion      0.450%     0.500%
California        Income      40 bp on next $2.5 billion
Municipal                     35 bp on the balance                      0.450%
Portfolio                                                             (Proposed)

Short Duration    Low Risk    45 bp on 1st $2.5 billion      0.450%     0.500%
Diversified       Income      40 bp on next $2.5 billion
Municipal                     35 bp on the balance                      0.450%
Portfolio                                                             (Proposed)

Short Duration    Low Risk    45 bp on 1st $2.5 billion      0.450%     0.500%
New York          Income      40 bp on next $2.5 billion
Municipal                     35 bp on the balance                      0.450%
Portfolio                                                             (Proposed)

California        Low Risk    45 bp on 1st $2.5 billion      0.450%     0.493%
Municipal         Income      40 bp on next $2.5 billion
Portfolio                     35 bp on the balance

Diversified       Low Risk    45 bp on 1st $2.5 billion      0.434%     0.455%
Municipal         Income      40 bp on next $2.5 billion
Portfolio                     35 bp on the balance

New York          Low Risk    45 bp on 1st $2.5 billion      0.450%     0.484%
Municipal         Income      40 bp on next $2.5 billion
Portfolio                     35 bp on the balance

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following



ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO o 51


fees for the Luxembourg funds that have a somewhat similar investment style as the Emerging Markets Portfolio:

Fund                                                                 Fee
-------------------------------------------------------------------------------
Emerging Markets Value
  Class S (Institutional)                                           0.95%

Emerging Markets Growth
  Class A                                                           1.70%(10)
  Class S (Institutional)                                           0.90%

The Alliance Capital Investment Trust Management mutual funds ("ACITM"), which are offered to investors in Japan, have an "all-in" fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ACITM mutual funds with somewhat similar investment styles as the Portfolios are as follows:

Portfolio                         ACITM Mutual Fund                       Fee
-------------------------------------------------------------------------------
Tax-Managed                Alliance International Blend(11)              0.30%
International Portfolio

International Portfolio
Emerging Markets           Bernstein Emerging Growth Equity Fund F(12)   0.80%
Portfolio                  Bernstein Emerging Markets Stock A, B         0.90%
                           Bernstein Emerging Markets Stock F, FB        0.80%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fees for the sub-advisory relationships that have a somewhat similar investment style as certain of the Portfolios:

Portfolio                   Sub-advised Fund             Fee Schedule
-------------------------------------------------------------------------------
International Portfolio      Client No. 1(13)      0.60% on first $1 billion
                                                   0.55% on next $500 million
                                                   0.50% on next $500 million
                                                   0.45% on next $500 million
                                                   0.40% thereafter

                             Client No. 2          0.50% on first $50 million
                                                   0.40% thereafter

                             Client No. 3          0.50%


(10) The "all-in" fee shown is for the Class A shares of Emerging Markets Growth. This fee covers investment advisory services and distribution related services.

(11)  This ACITM fund is privately placed or institutional.

(12)  See footnote 11.

(13)  The client is an affiliate of the Adviser.


52 o ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO


Portfolio                   Sub-advised Fund              Fee Schedule
-------------------------------------------------------------------------------
                              Client No. 4          0.65% on first $75 million
                                                    0.50% on next $25 million
                                                    0.40% on next $200 million
                                                    0.35% on next $450 million
                                                    0.30% thereafter

                              Client No. 5          0.30%

                              Client No. 6          Base fee of
                                                    0.22% on first $1 billion
                                                    0.18% on next $1.5 billion
                                                    0.16% thereafter
                                                    +/- Performance Fee(14)

Emerging Markets              Client No. 7          0.90%
Portfolio

U.S. Government Short         Client No. 8(15)      0.30% on first $500 million
Duration Portfolio                                  0.25% on next $500 million
                                                    0.20% on next $500 million
                                                    0.15% on next $1.5 billion
                                                    0.12% thereafter

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Portfolios' ranking with respect to actual management fees and contractual


(14) The performance fee is calculated by multiplying the Base Fee during the period by an adjustment factor that considers the excess or under performance of the fund versus its benchmark, the Morgan Stanley Capital International All World Index Excluding US (ACWI ex US) over a 60 month rolling period. The fund's annualized effective advisory fee rate over the most recent four quarterly payments, including base fee plus performance fee, is 0.24%.

(15)  See footnote 13.


ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO o 53


management fee relative to the median of the Portfolios' Lipper Expense Group ("EG")(16) at the approximate current asset level of the subject Portfolio.(17)

Lipper describes an EG as a representative sample of comparable funds. Lipper's standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds. However, because the Portfolios original EGs had an insufficient number of peers, at the request of the Adviser and the Senior Officer, Lipper expanded the Portfolios' EGs to include peers that had a similar (but not the same) Lipper investment objective/classification(18) and different load type.(19) However, because Lipper had expanded the EGs of those Portfolios, under Lipper's standard guidelines, each of the Portfolios' Lipper Expense Universe ("EU") were also expanded to include the universes of those peers that had a similar (but not the same) Lipper investment objective/classification or load type.(20) A "normal" EU will include funds that have the same investment classification/objective and load type as the subject Portfolio.

Set forth below are the Portfolios' contractual management fees, actual management fees (as of the Portfolios' most recently completed fiscal year end) and ranking relative to the medians of the Portfolios' EGs. In addition, pro-forma actual management fees(21) are shown for the Equity Portfolios while the proposed


(16) It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

(17) The contractual management fee is calculated by Lipper using each Portfolio's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

(18) Peers with a similar (but not the same) investment objective/classification were considered for inclusion in the EGs and EUs of certain of the Portfolios: Tax-Managed International Portfolio, International Portfolio, Short Duration California Municipal Portfolio, Short Duration New York Municipal Portfolio, California Municipal, Diversified Municipal Portfolio and New York Municipal Portfolio.

(19) Peers with the load type of institutional load, front-end and no-load were considered for inclusion in the Portfolios' EGs and EUs.

(20) The expansion of the Portfolios' EUs was not requested by the Adviser or the Senior Officer. They requested that only the EGs be expanded.

(21) Pro-forma shows what the effective management fee of a Portfolio would have been had changes to the Portfolio's advisory fee schedule been applied to the Portfolio from the beginning of the Portfolio's fiscal year.


54 o ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO


contractual and actual management fees are shown for the Short Duration Municipal Portfolios (bold and italicized):(22)

                                Lipper                          Lipper
                 Portfolio   Contractual          Portfolio     Actual
                Contractual   Management           Actual     Management
                Management     Fee EG            Management    Fee EG
Portfolio         Fee(23)      Median     Rank    Fees(24)    Median(25)  Rank
-------------------------------------------------------------------------------
Tax-Managed
International
Portfolio(26)      0.830       0.830      7/13      0.907      0.858     11/13
  Pro-forma                                         0.835      0.858      7/13

International
Portfolio(27)      0.873       0.861      9/16      0.940      0.886     12/16
  Pro-forma                                         0.874      0.886      8/16

Emerging Markets
Portfolio          1.110       1.225      5/12      1.203      1.203      6/12
  Pro-forma                                         1.112      1.203      5/12

U.S. Government
Short Duration
Portfolio          0.500       0.486     10/16      0.500      0.373     13/16

Short Duration
Plus Portfolio     0.481       0.450     11/15      0.476      0.355     11/15

Intermediate
Duration
Portfolio          0.452       0.452      8/15      0.464      0.462      9/15


(22) The proposed contractual and actual management fees for the Short Duration Municipal Portfolios were estimated by the Senior Officer using data provided by Lipper and the proposed fee schedules of those Portfolios.

(23) The contractual management fee does not reflect any advisory waivers or expense reimbursements for expense caps that effectively reduce the contractual fee rate.

(24) This column shows the actual management fee of each Portfolio for the fiscal year end September 30, 2005. Pro-forma actual management fees are based on the Portfolios' current fee schedule and the average daily net assets of the Portfolios from the period October 1, 2005 through June 30, 2006. Differences between "contractual" and "actual" are a result of different net assets used to determine each Portfolio's effective management fee rate.

(25) This column shows the median of each Portfolio's Lipper EG, which is based on the actual management fees of each Portfolio and its respective peers. Actual management fees would reflect any management fees waived or expenses reimbursed by the adviser of the funds.

(26) The Portfolio's EG includes the Portfolio, five other international multi-cap core funds ("IMLC"), five large-cap core funds ("ILCC") and two international multi-cap value funds ("IMLV").

(27) The Portfolio's EG includes the Portfolio, eight other IMLC, five ILCC and two IMLV.


ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO o 55


                                Lipper                          Lipper
                 Portfolio   Contractual          Portfolio     Actual
                Contractual   Management           Actual     Management
                Management     Fee EG            Management    Fee EG
Portfolio         Fee(23)      Median     Rank    Fees(24)    Median(25)  Rank
-------------------------------------------------------------------------------
Short Duration
California
Municipal
Portfolio(28)      0.500       0.623       3/9      0.500      0.440       6/9
  Proposed         0.450       0.623       3/9      0.450      0.440       6/9

Short Duration
Diversified
Municipal
Portfolio(29)      0.500       0.451     11/15      0.499      0.403     13/15
  Proposed         0.450       0.450      7/15      0.450      0.404     11/15

Short Duration
New York
Municipal
Portfolio(30)      0.500       0.623       3/9      0.500      0.440       6/9
  Proposed         0.450       0.623       3/9      0.450      0.440       6/9

California
Municipal
Portfolio(31)      0.492       0.579      4/14      0.500      0.506      6/14

Diversified
Municipal
Portfolio(32)      0.455       0.419      8/12      0.467      0.462      7/12

New York
Municipal
Portfolio(33)      0.483       0.572      4/14      0.487      0.506      4/14


(28) The Portfolio's EG includes the Portfolio, six other California short-intermediate municipal debt funds and two other single state short-intermediate municipal debt funds (Michigan and Hawaii).

(29) The Portfolio's EG includes the Portfolio, seven other short municipal debt funds and seven short-intermediate municipal debt funds.

(30) The Portfolio's EG includes the Portfolio, six other California short-intermediate municipal debt funds and two other single state short-intermediate municipal debt funds (Michigan and Hawaii).

(31) The Portfolio's EG includes the Portfolio, three other California intermediate municipal debt funds, one New York intermediate municipal debt fund, one Pennsylvania intermediate municipal debt fund, one Ohio intermediate municipal debt fund and seven other single state intermediate municipal debt funds (Oregon, Michigan, Virginia, New Mexico, Missouri, Hawaii and Minnesota).

(32) The Portfolio's EG includes the Portfolio, eight other intermediate municipal debt funds and three short-intermediate municipal debt funds.

(33) The Portfolio's EG includes the Portfolio, one other New York intermediate municipal debt fund, three California intermediate municipal debt funds, one Pennsylvania intermediate municipal debt fund, one Ohio intermediate municipal debt fund and seven other single state intermediate municipal debt funds (Oregon, Michigan, Virginia, New Mexico, Missouri, Hawaii and Minnesota).


56 o ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO


Set forth below is a comparison of the Portfolios' total expense ratios and the medians of their EGs and EUs. The Portfolios' rankings are also shown.(34) In addition, pro-forma total expense ratios(35) are shown for the Equity Portfolios while the total expense ratios adjusted for the proposed fee reductions are shown for the Short Duration Municipal Portfolios (bold and italicized):(36)

                                 Expense   Lipper    Lipper   Lipper    Lipper
                                  Ratio    Group     Group  Universe   Universe
Portfolio                        (%)(37)  Median(%)   Rank   Median(%)   Rank
-------------------------------------------------------------------------------
Tax-Managed International
Portfolio(38)                     1.221     1.162     9/13     1.327    112/292
  Pro-forma                       1.146     1.162     7/13     1.327     87/292

International Portfolio(39)       1.264     1.243     9/16     1.326    124/285
  Pro-forma                       1.196     1.243     7/16     1.326    102/285

Emerging Markets Portfolio        1.681     1.681     6/12     1.634      49/89
  Pro-forma                       1.569     1.681     4/12     1.634      38/89

U.S. Government Short
Duration Portfolio                0.778     0.812     6/16     0.705      32/48

Short Duration Plus Portfolio     0.676     0.858     6/15     0.736     55/122

Intermediate Duration Portfolio   0.602     0.808     2/15     0.749     64/238

Short Duration California
Municipal Portfolio(40)           0.812     0.601      7/9     0.677      16/20
  Proposed                        0.762     0.601      7/9     0.677      15/20


(34) Except for asset size comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(35) Pro-forma shows what the total expense ratio of a Portfolio would have been had changes to the Portfolio's advisory fee schedule been applied to the Portfolio from the beginning of the Portfolio's fiscal year.

(36) The total expense ratios adjusted for the proposed fee reductions for the Short Duration Municipal Portfolios were estimated by the Senior Officer using data provided by Lipper and the proposed fee schedules of those Portfolios.

(37) Except for pro-forma total expense ratios, the expense ratios are for the most recently completed fiscal year Advisor Class.

(38) The Portfolio's EU includes the Portfolio, the expense group and all institutional load, front-end load and no-load funds of IMLC, ILCC and IMLV, regardless of asset size or primary channel of distribution, excluding outliers.

(39) The Portfolio's EU includes the Portfolio, the expense group and all institutional load, front-end load and no-load funds of IMLC, ILCC and IMLV, regardless of asset size or primary channel of distribution, excluding outliers.

(40) The Portfolio's EU includes the Portfolio, the expense group and all institutional load, front-end load and no-load funds of California short-intermediate municipal debt funds and other single state short-intermediate municipal debt funds, regardless of asset size or primary channel of distribution, excluding outliers.


ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO o 57


                                  Expense   Lipper   Lipper   Lipper    Lipper
                                   Ratio    Group    Group  Universe   Universe
Portfolio                         (%)(37)  Median(%)  Rank   Median(%)   Rank
-------------------------------------------------------------------------------
Short Duration Diversified
Municipal Portfolio(41)             0.707     0.630    10/15     0.604    43/69
  Proposed                          0.657     0.630     9/15     0.604    40/69

Short Duration New York
Municipal Portfolio(42)             0.745     0.601      7/9     0.677    15/20
  Proposed                          0.695     0.601      6/9     0.677    13/20

California Municipal Portfolio(43)  0.647     0.656     6/14     0.749   33/134

Diversified Municipal Portfolio(44) 0.608     0.606     7/12     0.689   35/101

New York Municipal Portfolio(45)    0.632     0.656     5/14     0.749   32/134


Based on this analysis, except for Short Duration California Municipal Portfolio, Short Duration New York Municipal Portfolio, California Municipal Portfolio and New York Municipal Portfolio, which have a more favorable ranking on a contractual management fee basis than on a total expense ratio basis, and Tax-Managed International Portfolio, which has equally favorable rankings, the Portfolios have a more favorable ranking on a total expense ratio fee basis than they do on a contractual management fee basis.(46)


(41) The Portfolio's EU includes the Portfolio, the expense group and all institutional load, front-end load and no-load funds of short municipal debt funds and short-intermediate municipal debt funds, regardless of asset size or primary channel of distribution, excluding outliers.

(42) The Portfolio's EU includes the Portfolio, the expense group and all institutional load, front-end load and no-load funds of California short-intermediate municipal debt funds and other single state short-intermediate municipal debt funds, regardless of asset size or primary channel of distribution, excluding outliers.

(43) The Portfolio's EU includes the Portfolio, the expense group and all institutional load, front-end load and no-load funds of California intermediate municipal debt funds, New York intermediate municipal debt funds, Pennsylvania intermediate municipal debt funds, Ohio intermediate municipal debt funds, and other single state intermediate municipal debt funds, regardless of asset size or primary channel of distribution, excluding outliers.

(44) The Portfolio's EU includes the Portfolio, the expense group and all institutional load, front-end load and no-load funds of intermediate municipal debt funds and short-intermediate municipal debt funds, regardless of asset size or primary channel of distribution, excluding outliers.

(45) The Portfolio's EU includes the Portfolio, the expense group and all institutional load, front-end load and no-load funds of New York intermediate municipal debt funds, California intermediate municipal debt funds, Pennsylvania intermediate municipal debt funds, Ohio intermediate municipal debt funds, and other single state intermediate municipal debt funds, regardless of asset size or primary channel of distribution, excluding outliers.

(46) With respect to the Equity Portfolios, this observation applies when comparing contractual management fees to pro-forma total expense ratios.


58 o ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO


III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The Adviser's profitability information for the Portfolios prepared by the Adviser for the Directors of the Fund was reviewed by the Senior Officer and the consultant. Except for a few Portfolios, the Adviser's profitability for providing investment advisory services to the Portfolios increased slightly during the calendar year 2005, relative to 2004.

The Portfolios have a Shareholder Servicing Agreement with the Adviser where the Adviser pays expenses it incurs in providing shareholder servicing to the Portfolios. Under the Shareholder Servicing Agreement, except for Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio (the "Equity Portfolios"), which pays 0.25%, the remaining Portfolios, which are primarily invested in fixed income securities (the "Fixed Income Portfolios"), pay 0.10% of the Portfolios' daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement in the Portfolios' most recently completed fiscal year:

                                                        Shareholder Serving
Portfolio                                                  Agreement Fee
-------------------------------------------------------------------------------
Tax-Managed International Portfolio                        $  13,258,263
International Portfolio                                    $   6,157,047
Emerging Markets Portfolio                                 $   4,002,279
U.S. Government Short Duration Portfolio                   $      91,842
Short Duration Plus Portfolio                              $     410,072
Intermediate Duration Portfolio                            $   3,104,905
Short Duration California Municipal Portfolio              $      68,266
Short Duration Diversified Municipal Portfolio             $     253,042
Short Duration New York Municipal Portfolio                $     122,925
California Municipal Portfolio                             $     898,450
Diversified Municipal Portfolio                            $   2,752,982
New York Municipal Portfolio                               $   1,190,723

In addition to the Adviser's direct profits from managing the Portfolios, certain of the Adviser's affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser


ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO o 59


and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent and distribution related services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. ("ABI"), an affiliate of the Adviser, is the principal underwriter of the Portfolios' retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios' retail classes that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2005, ABI paid approximately 0.042% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18.0 million for distribution services and educational support (revenue sharing payments). For 2006, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.5 million.

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios' Class A shares during the Portfolios' most recently completed fiscal year:

Portfolio                                                 Amount Received
-------------------------------------------------------------------------------
Tax-Managed International Portfolio                            $ 1,599
International Portfolio                                        $ 2,741
Short Duration Plus Portfolio                                  $ 5,331
California Municipal Portfolio                                 $ 4,227
Diversified Municipal Portfolio                                $ 8,599
New York Municipal Portfolio                                   $ 4,844

During the Portfolios most recently completed fiscal year, ABI received from the Portfolios' retail classes the following Rule 12b-1 fees and CDSC fees:

Portfolio                                12b-1 Fee Received      CDSC Received
-------------------------------------------------------------------------------
Tax-Managed International Portfolio          $     9,148           $     360
International Portfolio                      $   146,089           $   6,718
Short Duration Plus Portfolio                $   829,370           $ 111,475
California Municipal Portfolio               $   757,478           $  68,341
Diversified Municipal Portfolio              $ 1,880,730           $ 195,055
New York Municipal Portfolio                 $ 1,138,521           $  90,578

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. ("ABIS"), the affiliated transfer agent of the retail classes of the Portfolios, are charged on a per account basis, based on


60 o ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO


the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS' after-tax profitability increased in 2005 in comparison to 2004. During the Portfolios' most recently completed fiscal year, ABIS received the following net fees from the retail classes of the Portfolios:(47)

Portfolio                                        ABIS Fee      Expense Offset
-------------------------------------------------------------------------------
Tax-Managed International Portfolio48            $    182           $  13
International Portfolio48                        $ 13,169           $ 183
Short Duration Plus Portfolio                    $ 51,926           $ 636
California Municipal Portfolio                   $ 18,000           $ 248
Diversified Municipal Portfolio                  $ 50,868           $ 552
New York Municipal Portfolio                     $ 44,364           $ 307

Certain of the Portfolios effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co., LLC ("SCB & Co.") and/or its U.K. affiliate, Sanford C. Bernstein Limited ("SCB Ltd."), collectively "SCB," and paid commissions for such transactions during the Portfolios' most recently completed fiscal year. The Adviser represented that SCB's profitability from business conducted with these Portfolios is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Portfolios. These credits and charges are not being passed onto to any SCB client.

V. POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding economies of scale and/or scope. Based on the independent consultant's initial survey, there was consensus that that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

The independent consultant conducted further studies of the Adviser's operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory


(47) The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder's account to the transfer agent's account and then from the transfer agent's account to the Portfolio's account.

(48) With respect to Tax-Managed International Portfolio and International Portfolio, ABIS voluntarily agreed to waive a portion of its fees in the amounts of $17,818 and $4,831 for the Portfolios, respectively.


ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO o 61


fees at the industry level. In a recent presentation to the Board of Directors, the independent consultant noted the potential for economies of scale and/or scope through the use of "pooling portfolios" and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in the less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees. The independent consultant indicated that additional work is contemplated in order to determine the presence of economies of scale and/or scope in a multi-product firm, such as AllianceBernstein L.P.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of $659 billion as of September 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolios.

The information below, which was prepared by Lipper, shows the 1, 3, 5 and 10 year gross performance returns and rankings of the Portfolios(49) relative to their Lipper Performance Group ("PG") and Lipper Performance Universe ("PU")(50) for the periods ended June 30, 2006.(51)

Tax-Managed
International     Portfolio
Portfolio          Return     PG Median     PU Median     PG Rank    PU Rank
-------------------------------------------------------------------------------
  1 year            28.85        27.99        28.02         2/6       78/213
  3 year            22.42        24.58        24.27         6/6      123/158
  5 year            12.51        12.51        10.50         3/5       38/136
  10 year           10.65          N/A         8.55         1/1        14/51

International     Portfolio
Portfolio          Return     PG Median     PU Median     PG Rank    PU Rank
-------------------------------------------------------------------------------
  1 year            29.25        28.07        28.01         3/9       51/179
  3 year            22.79        23.95        24.27         7/8      109/147
  5 year            12.69        11.66        10.53         2/7       34/128


(49) The performance returns and rankings are for the Advisor Class shares of the Portfolios.

(50) A Portfolio's PG/PU may not be necessarily be identical to the Portfolios' EG/EU. Peers with negative management fees are excluded from EGs/EUs but not necessarily from PGs/PUs. In addition, the Portfolios' PGs/PUs only include funds of the same Lipper investment objective/classification as the Portfolios, in contrast to certain of their EGs/EUs, which may include funds of similar but not the same investment objective/classification.

(51) Note that the current Lipper investment objective/classification dictates the PG and PU throughout the life of each Portfolio even if a Portfolio had a different investment objective/classification at different point in time. To cite an example, Tax-Managed International Portfolio's and International Portfolio's Lipper investment objective/classification was changed on November 16, 2004 from IMLV to IMLC. However, the performance of those Portfolios, which includes the period prior to the investment objective/classification change, would still be compared to the complete historical performance of their current IMLC PG and PU peers, even if the Portfolios' peers had a different investment objective/classification prior to November 16, 2004.


62 o ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO


Emerging Markets  Portfolio
Portfolio          Return       PG Median   PU Median     PG Rank     PU Rank
-------------------------------------------------------------------------------
  1 year            34.43         35.06       36.33        7/12       81/140
  3 year            42.72         37.41       35.76        2/12        5/122
  5 year            29.19         23.23       23.12        2/11         8/96
  10 year           10.89          9.75        9.18         1/5        13/45

U.S. Government
Short Duration    Portfolio
Portfolio          Return       PG Median   PU Median     PG Rank     PU Rank
-------------------------------------------------------------------------------
  1 year             2.18          2.39        2.34       13/16        48/60
  3 year             1.84          1.84        1.95        7/13        33/54
  5 year             3.60          3.65        3.60        7/12        25/50
  10 year            4.98          5.14        5.13       10/10        28/36

Short Duration    Portfolio
Plus Portfolio     Return       PG Median   PU Median     PG Rank    PU Rank
-------------------------------------------------------------------------------
  1 year             2.42          2.85        2.74       11/15      125/168
  3 year             2.14          2.31        2.36        8/14       81/126
  5 year             3.77          3.74        3.77        6/12       52/104
  10 year            5.17          5.19        5.20         7/9        38/59

Intermediate
Duration           Portfolio
Portfolio           Return      PG Median   PU Median     PG Rank    PU Rank
-------------------------------------------------------------------------------
  1 year             0.20         -0.12       -0.04        5/15      120/338
  3 year             2.87          2.91        2.65        9/15      110/289
  5 year             5.07          5.43        5.36       11/12      161/238
  10 year            6.01          6.17        6.43         6/6       99/114

Short Duration
California
Municipal         Portfolio
Portfolio          Return       PG Median   PU Median     PG Rank     PU Rank
-------------------------------------------------------------------------------
  1 year             2.17          1.50        1.66         2/7         4/13
  3 year             1.91          2.08        2.08         4/5          7/9
  5 year             2.55          3.72        3.72         5/5          9/9
  10 year            3.61           N/A        4.33         2/2          5/5

Short Duration
Diversified       Portfolio
Portfolio          Return       PG Median   PU Median     PG Rank     PU Rank
-------------------------------------------------------------------------------
  1 year             2.42          2.05        2.66         1/8        28/49
  3 year             2.11          1.84        2.11         1/8        19/38
  5 year             2.97          3.06        2.97         4/6        15/31
  10 year            3.88          3.75        3.96         2/4        10/18

Short Duration
New York
Municipal         Portfolio
Portfolio          Return       PG Median   PU Median     PG Rank     PU Rank
-------------------------------------------------------------------------------
  1 year             2.29          1.38        1.30         1/3         2/10
  3 year             2.12          1.73        1.74         1/3          2/9
  5 year             2.78          3.22        3.41         3/3          9/9
  10 year            3.71          4.30        4.30         3/3          9/9



ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO o 63


California
Municipal         Portfolio
Portfolio          Return       PG Median   PU Median     PG Rank     PU Rank
-------------------------------------------------------------------------------
  1 year             1.08          0.80        0.97         1/4        10/31
  3 year             2.43          2.41        2.45         2/4        19/31
  5 year             3.87          4.08        4.26         4/4        25/25
  10 year            4.86          5.03        5.25         3/3        13/13

Diversified
Municipal         Portfolio
Portfolio          Return       PG Median   PU Median     PG Rank     PU Rank
-------------------------------------------------------------------------------
  1 year             1.01          1.07        0.90         6/9       35/100
  3 year             2.44          2.59        2.48         6/9        48/89
  5 year             4.07          4.47        4.51         8/8        67/76
  10 year            5.00          5.26        5.35         6/6        50/55

New York
Municipal         Portfolio
Portfolio          Return       PG Median   PU Median     PG Rank     PU Rank
-------------------------------------------------------------------------------
  1 year             1.00           N/A        0.55         1/2         4/23
  3 year             2.50           N/A        2.50         1/2         8/22
  5 year             4.09           N/A        4.41         1/1        15/17
  10 year            5.01           N/A        5.55         1/1        11/12

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolios (in bold) versus their benchmarks:(52)

                                                 Period Ending June 30, 2006
                                                   Performance Annualized
---------------------------------------------------------------------------------------
                                                                               Since
Portfolio/Benchmark                   1 Year     3 Year   5 Year   10 Year   Inception
---------------------------------------------------------------------------------------
Tax-Managed International Portfolio    27.28     20.92     11.12      9.30     10.19
MSCI EAFE                              26.56     23.94     10.02      6.39      8.19

International Portfolio                27.63     21.24     11.26       n/a      8.20
MSCI EAFE                              26.56     23.94     10.02       n/a      5.03

Emerging Markets Portfolio             32.19     40.32     27.00      8.99      9.90
MSCI Emerging Markets                  35.47     34.33     21.18      6.49      7.20

U.S. Government Short
  Duration Portfolio                    1.42      1.05      2.83      4.21      5.28
Merrill Lynch 1-3 Year Treasury Index   1.83      1.40      3.08      4.76      5.91

Short Duration Plus Portfolio           1.76      1.46      3.08      4.47      5.60
Merrill Lynch 1-3 Yr. Treasury Index    1.83      1.40      3.08      4.76      5.93


(52) The Adviser provided Portfolio (Advisor Class) and benchmark performance return information for periods through June 30, 2006 in order to maintain consistency with Lipper's performance rankings in the analysis.


64 o ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO


                                                  Period Ending June 30, 2006
                                                     Performance Annualized
---------------------------------------------------------------------------------------
                                                                                 Since
Portfolio/Benchmark                     1 Year     3 Year   5 Year   10 Year   Inception
---------------------------------------------------------------------------------------
Intermediate Duration Portfolio          -0.37      2.25      4.45      5.39      6.83
Lehman Brothers Aggregate Bond Index     -0.81      2.05      4.97      6.22      7.45

Short Duration California
  Municipal Portfolio                     1.35      1.10      1.74      2.82      3.08
Lehman Brothers 1 Year Municipal Index    1.87      1.44      2.31      3.50      3.75

Short Duration Diversified
  Municipal Portfolio                     1.71      1.40      2.25      3.14      3.39
Lehman Brothers 1 Year Municipal Index    1.87      1.44      2.31      3.50      3.75

Short Duration New York Municipal
  Portfolio                               1.54      1.37      2.02      2.94      3.18
Lehman Brothers 1 Year Municipal Index    1.87      1.44      2.31      3.50      3.75

California Municipal Portfolio            0.45      1.77      3.20      4.18      5.07
Lehman Brothers Municipal Bond Index      0.89      3.23      5.05      5.79      6.68

Diversified Municipal Portfolio           0.41      1.82      3.43      4.35      5.29
Lehman Brothers Municipal Bond Index      0.89      3.23      5.05      5.79      6.72

New York Municipal Portfolio              0.38      1.85      3.43      4.34      5.33
Lehman Brothers Municipal Bond Index      0.89      3.23      5.05      5.79      6.72

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for each of the Portfolios is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolios is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 8, 2006


ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO o 65


THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National                   Michigan
Insured National           Minnesota
Arizona                    New Jersey
California                 New York
Insured California         Ohio
Florida                    Pennsylvania
Massachusetts              Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

--------------------------------------------
Retirement Strategies Funds
--------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our website at www.alliancebernstein.com or call us at 800.227.4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


66 o ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO


NOTES


ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO o 67


NOTES


68 o ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO


ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


SD-0151-0906

ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors Irwin Engelman and Rosalie J. Wolf qualify as audit committee financial experts.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm PricewaterhouseCoopers LLP, for the Fund's 2005 and 2006 fiscal years for professional services rendered for:
(i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

                                                      Audit-Related
                                         Audit Fees        Fees         Tax Fees
--------------------------------------------------------------------------------
U.S. Government                2005       $  1,796       $    110       $  3,007
Short Duration                 2006       $  1,450       $    262       $    849
Portfolio

Short Duration                 2005       $ 17,407       $  2,540       $  6,815
Plus Portfolio                 2006       $ 17,426       $  1,443       $  4,708

Intermediate Duration          2005       $ 69,603       $  4,058       $ 33,819
Portfolio                      2006       $ 71,140       $ 12,114       $ 38,983

Short Duration                 2005       $  2,561       $    153       $  3,319
New York Municipal             2006       $  1,813       $    342       $  1,156
Portfolio

Short Duration                 2005       $  1,301       $     80       $  2,770
California Municipal           2006       $  1,314       $    213       $    738
Portfolio

Short Duration                 2005       $  5,302       $    317       $  4,678
Diversified Municipal          2006       $  3,632       $    666       $  2,311
Portfolio

New York Municipal             2005       $ 33,157       $  3,087       $ 14,891
Portfolio                      2006       $ 34,709       $  4,780       $ 15,728

California Municipal           2005       $ 27,026       $  2,314       $ 11,783
Portfolio                      2006       $ 29,145       $  3,757       $ 12,312

Diversified Municipal          2005       $ 68,130       $  7,038       $ 31,191
Portfolio                      2006       $ 73,722       $ 11,441       $ 37,497

Tax-Managed                    2005       $128,312       $ 11,145       $ 58,212
International                  2006       $140,254       $  5,864       $ 61,933
Portfolio

International                  2005       $ 63,312       $  5,175       $ 29,470
Portfolio                      2006       $ 68,845       $  2,686       $ 30,239

Emerging Markets               2005       $ 36,093       $  2,143       $ 20,571
Portfolio                      2006       $ 37,250       $  1,658       $ 19,370


(d) Not applicable.

(e)(1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent registered public accounting firm. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e)(2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a)-(c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Service Affiliates"):

                                                             Total Amount of
                                                             Foregoing Column
                                                           Pre-approved by the
                                   All Fees for              Audit Committee
                                Non-Audit Services        (Portion Comprised of
                                  Provided to the          Audit Related Fees)
                              Portfolio, the Adviser       (Portion Comprised
                              and Service Affiliates          of Tax Fees)
                              ----------------------      ----------------------
U.S. Government         2005       $   982,011                  [$  3,117]
Short Duration                                                  ($    110)
                                                                ($  3,007)
Portfolio
                        2006       $ 1,432,608                  ($  1,111)
                                                                ($    262)
                                                                ($    849)



Short Duration          2005       $   988,249                  [$  9,355]
Plus Portfolio                                                  ($  2,540)
                                                                ($  6,815)

                        2006       $ 1,437,648                  ($  6,151)
                                                                ($  1,443)
                                                                ($  4,708)


Intermediate Duration   2005       $ 1,016,771                  [$ 37,877]
                                                                ($  4,058)
Portfolio                                                       ($ 33,819)

                        2006       $ 1,482,594                  ($ 51,097)
                                                                ($ 12,114)
                                                                ($ 38,983)



Short Duration          2005       $   982,366                  [$  3,472]
New York Municipal                                              ($    153)
                                                                ($  3,319)
Portfolio
                        2006       $ 1,432,995                  ($  1,498)
                                                                ($    342)
                                                                ($  1,156)


Short Duration          2005       $   981,744                  [$  2,850]
California Municipal                                            (      80)
Portfolio                                                       ($  2,770)

                        2006       $ 1,432,448                  ($    951)
                                                                ($    213)
                                                                ($    738)


Short Duration          2005       $   983,889                  [$  4,995]
Diversified Municipal                                           (     317)
Portfolio                                                       ($  4,678)

                        2006       $ 1,434,474                  ($  2,977)
                                                                ($    666)
                                                                ($  2,311)


New York Municipal      2005       $   996,872                  [$ 17,978]
Portfolio                                                       ($  3,087)
                                                                ($ 14,891)

                        2006       $ 1,452,005                  ($ 20,508)
                                                                ($  4,780)
                                                                ($ 15,728)

California Municipal    2005       $   992,991                  [$ 14,097]
Portfolio                                                       ($  2,314)
                                                                ($ 11,783)

                        2006       $ 1,447,566                  ($ 16,069)
                                                                ($  3,757)
                                                                ($ 12,312)


Diversified Municipal   2005       $ 1,017,123                  [$ 38,229]
Portfolio                                                       ($  7,038)
                                                                ($ 31,191)

                        2006       $ 1,480,435                  ($ 48,938)
                                                                ($ 11,441)
                                                                ($ 37,497)

                                                             Total Amount of
                                                             Foregoing Column
                                                           Pre-approved by the
                                   All Fees for              Audit Committee
                                Non-Audit Services        (Portion Comprised of
                                  Provided to the          Audit Related Fees)
                              Portfolio, the Adviser       (Portion Comprised
                              and Service Affiliates          of Tax Fees)
                              ----------------------      ----------------------
Tax-Managed             2005       $ 1,048,251                  [$ 69,357]
International                                                   ($ 11,145)
Portfolio                                                       ($ 58,212)
                        2006       $ 1,499,295                  [$ 67,797]
                                                                ($  5,864)
                                                                ($ 61,933)

International           2005       $ 1,013,539                  [$ 34,645]
Portfolio                                                       ($  5,175)
                                                                ($ 29,470)
                        2006       $ 1,464,422                  [$ 32,925]
                                                                ($  2,686)
                                                                ($ 30,239)


Emerging Markets        2005       $ 1,001,609                  [$ 22,714]
Portfolio                                                       ($  2,143)
                                                                ($ 20,571)
                        2006       $ 1,452,525                  [$ 21,028]
                                                                ($  1,658)
                                                                ($ 19,370)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditor to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

      EXHIBIT NO.       DESCRIPTION OF EXHIBIT
      -----------       ----------------------

      12(a)(1)          Code of Ethics that is subject to the disclosure of Item
                        2 hereof

      12(b)(1)          Certification of Principal Executive Officer Pursuant to
                        Section 302 of the Sarbanes-Oxley Act of 2002

      12(b)(2)          Certification of Principal Financial Officer Pursuant to
                        Section 302 of the Sarbanes-Oxley Act of 2002

      12(c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Sanford C. Bernstein Fund, Inc.

By:    /s/ Roger Hertog
       ----------------
       Roger Hertog
       President

Date:  November 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ Roger Hertog
       ----------------
       Roger Hertog
       President

Date:  November 28, 2006

By:    /s/ Joseph J. Mantineo
       ----------------------
       Joseph J. Mantineo
       Treasurer and Chief Financial Officer

Date:  November 28, 2006